EXECUTION COPY

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                     STRUCTURED ASSET SECURITIES CORPORATION
                                    Depositor

                                       and

                      GMAC COMMERCIAL MORTGAGE CORPORATION
                      Master Servicer and Special Servicer

                                       and

                              LASALLE NATIONAL BANK
                                     Trustee

                                       and

                               ABN AMRO BANK N.V.
                                  Fiscal Agent

                         POOLING AND SERVICING AGREEMENT

                          Dated as of February 1, 1998

                         ------------------------------

                                 $1,727,817,629

                          LB Commercial Mortgage Trust
                  Commercial Mortgage Pass-Through Certificates

                                 Series 1998-C1

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                                TABLE OF CONTENTS
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                                    ARTICLE I

                  DEFINITIONS; GENERAL INTERPRETIVE PRINCIPLES

SECTION 1.01.  Defined Terms..................................................4
SECTION 1.02.  General Interpretive Principles...............................49

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
        REPRESENTATIONS AND WARRANTIES; ORIGINAL ISSUANCE OF CERTIFICATES

SECTION 2.01.  Creation of Trust; Conveyance of Mortgage Loans...............51
SECTION 2.02.  Acceptance of Trust Fund by Trustee...........................52
SECTION 2.03.  Mortgage Loan Seller's Repurchase of Mortgage Loans for
               Document Defects and Breaches of Representations and
               Warranties....................................................54
SECTION 2.04.  Representations and Warranties of Depositor...................55
SECTION 2.05.  Execution, Authentication and Delivery of Class R-I
               Certificates; Creation of REMIC I Regular Interests...........57
SECTION 2.06.  Conveyance of REMIC I Regular Interests; Acceptance of
               REMIC II by Trustee...........................................57
SECTION 2.07.  Execution, Authentication and Delivery of Class R-II
               Certificates..................................................57
SECTION 2.08.  Conveyance of REMIC II Regular Interests; Acceptance of
               REMIC III by Trustee..........................................58
SECTION 2.09.  Execution, Authentication and Delivery of REMIC III
               Certificates..................................................58

                                   ARTICLE III

                 ADMINISTRATION AND SERVICING OF THE TRUST FUND

SECTION 3.01.  Administration of the Mortgage Loans..........................59
SECTION 3.02.  Collection of Mortgage Loan Payments..........................60
SECTION 3.03.  Collection of Taxes, Assessments and Similar Items;
               Servicing Accounts; Reserve Accounts..........................61
SECTION 3.04.  Custodial Account and Collection Account......................64
SECTION 3.05.  Permitted Withdrawals From the Custodial Account and the
               Collection Account............................................67

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SECTION 3.06. Investment of Funds in the Servicing Accounts, the Reserve Accounts, the Custodial Account, the Collection Account
               and the REO Account...........................................71
SECTION 3.07.  Maintenance of Insurance Policies; Errors and Omissions
               and Fidelity Coverage.........................................73
SECTION 3.08.  Enforcement of Alienation Clauses.............................75
SECTION 3.09.  Realization Upon Defaulted Mortgage Loans; Required
               Appraisals....................................................76
SECTION 3.10.  Trustee and Custodian to Cooperate; Release of Mortgage
               Files.........................................................79
SECTION 3.11.  Servicing Compensation........................................80
SECTION 3.12.  Property Inspections; Collection of Financial Statements;
               Delivery of Certain Reports...................................83
SECTION 3.13.  Annual Statement as to Compliance.............................86
SECTION 3.14.  Reports by Independent Public Accountants.....................86
SECTION 3.15.  Access to Certain Information.................................87
SECTION 3.16.  Title to REO Property; REO Account............................87
SECTION 3.17.  Management of REO Property....................................88
SECTION 3.18.  Sale of Mortgage Loans and REO Properties.....................91
SECTION 3.19.  Additional Obligations of Servicer............................95
SECTION 3.20.  Modifications, Waivers, Amendments and Consents...............95
SECTION 3.21.  Transfer of Servicing Between Master Servicer and Special
               Servicer; Record Keeping......................................98
SECTION 3.22.  Sub-Servicing Agreements.....................................100
SECTION 3.23.  Representations and Warranties of the Master Servicer........102
SECTION 3.24.  Representations and Warranties of the Special Servicer.......103

                                   ARTICLE IV

                         PAYMENTS TO CERTIFICATEHOLDERS

SECTION 4.01.  Distributions................................................106
SECTION 4.02.  Statements to Certificateholders; CSSA Loan File Report......116
SECTION 4.03.  P&I Advances.................................................123
SECTION 4.04.  Allocation of Realized Losses and Additional Trust Fund
               Expenses.....................................................125
SECTION 4.05.  Calculations.................................................126
SECTION 4.06.  Use of Agents................................................127

                                    ARTICLE V

                                THE CERTIFICATES

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SECTION 5.01.  The Certificates.............................................128
SECTION 5.02.  Registration of Transfer and Exchange of Certificates........128
SECTION 5.03.  Book-Entry Certificates......................................135
SECTION 5.04.  Mutilated, Destroyed, Lost or Stolen Certificates............136
SECTION 5.05.  Persons Deemed Owners........................................137

                                   ARTICLE VI

            THE DEPOSITOR, THE MASTER SERVICER, THE SPECIAL SERVICER
                    AND THE CONTROLLING CLASS REPRESENTATIVE

SECTION 6.01.  Liability of Depositor, Master Servicer and Special
               Servicer.....................................................138
SECTION 6.02.  Merger, Consolidation or Conversion of Depositor, Master
               Servicer or Special Servicer.................................138
SECTION 6.03.  Limitation on Liability of Depositor, Master Servicer
               and Special Servicer.........................................138
SECTION 6.04.  Resignation of Master Servicer and the Special Servicer......139
SECTION 6.05.  Rights of Depositor and Trustee in Respect of Master
               Servicer and the Special Servicer............................140
SECTION 6.06.  Depositor, Master Servicer and Special Servicer to
               Cooperate with Trustee.......................................141
SECTION 6.07.  Depositor, Special Servicer and Trustee to Cooperate
               with Master Servicer.........................................141
SECTION 6.08.  Depositor, Master Servicer and Trustee to Cooperate with
               Special Servicer.............................................141
SECTION 6.09.  Designation of Special Servicer by the Controlling Class.....141
SECTION 6.10.  Master Servicer or Special Servicer as Owner of a
               Certificate..................................................142
SECTION 6.11.  Certain Powers of the Controlling Class Representative.......143

                                   ARTICLE VII

                                     DEFAULT

SECTION 7.01.  Events of Default............................................145
SECTION 7.02.  Trustee to Act; Appointment of Successor.....................148
SECTION 7.03.  Notification to Certificateholders...........................149
SECTION 7.04.  Waiver of Events of Default..................................149
SECTION 7.05.  Additional Remedies of Trustee Upon Event of Default.........149

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE
                                AND FISCAL AGENT

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SECTION 8.01.  Duties of Trustee............................................150
SECTION 8.02.  Certain Matters Affecting Trustee............................151
SECTION 8.03.  Trustee and Fiscal Agent Not Liable for Validity or
               Sufficiency of Certificates or Mortgage Loans................152
SECTION 8.04.  Trustee and Fiscal Agent May Own Certificates................153
SECTION 8.05.  Fees and Expenses of Trustee; Indemnification of Trustee.....153
SECTION 8.06.  Eligibility Requirements for Trustee.........................154
SECTION 8.07.  Resignation and Removal of Trustee...........................154
SECTION 8.08.  Successor Trustee............................................156
SECTION 8.09.  Merger or Consolidation of Trustee and Fiscal Agent..........156
SECTION 8.10.  Appointment of Co-Trustee or Separate Trustee................156
SECTION 8.11.  Appointment of Custodians....................................157
SECTION 8.12.  Appointment of Authenticating Agents.........................158
SECTION 8.13.  Appointment of REMIC Administrators..........................159
SECTION 8.14.  Access to Certain Information................................160
SECTION 8.15.  Reports to the Securities and Exchange Commission;
               Available Information .......................................162
SECTION 8.16.  Representations and Warranties of Trustee....................162
SECTION 8.17.  The Fiscal Agent.............................................164
SECTION 8.18.  Representations and Warranties of Fiscal Agent...............165

                                   ARTICLE IX

                                   TERMINATION

SECTION 9.01.  Termination Upon Repurchase or Liquidation of All Mortgage
               Loans........................................................167
SECTION 9.02.  Additional Termination Requirements..........................173

                                    ARTICLE X

                            ADDITIONAL TAX PROVISIONS

SECTION 10.01. REMIC Administration.........................................175

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SECTION 10.02    Grantor Trust Administration...............................179

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

SECTION 11.01.   Amendment..................................................181
SECTION 11.02.   Recordation of Agreement; Counterparts.....................183
SECTION 11.03.   Limitation on Rights of Certificateholders.................183
SECTION 11.04.   Governing Law..............................................184
SECTION 11.05.   Notices....................................................184
SECTION 11.06.   Severability of Provisions.................................185
SECTION 11.07.   Grant of a Security Interest...............................185
SECTION 11.08.   Streit Act.................................................185
SECTION 11.09.   Successors and Assigns; Beneficiaries......................186
SECTION 11.10.   Article and Section Headings...............................186
SECTION 11.11.   Notices to Rating Agencies.................................186
SECTION 11.12.   Global Opinions............................................188
SECTION 11.13.   Complete Agreement.........................................188

                                    EXHIBITS

Exhibit No.     Exhibit Description
-----------     -------------------

    A-1         Form of Class [A-1][A-2][A-3] Certificate
    A-2         Form of Class IO Certificate
    A-3         Form of Class [B][C][D][E] Certificate
    A-4         Form of Class [F][G][H][J][K][L][M] Certificate
    A-5         Form of Class [R-I][R-II][R-III] Certificate
     B          Mortgage Loan Schedule
     C          Schedule of Exceptions to Mortgage File Delivery
    D-1         Form of Master Servicer Request for Release
    D-2         Form of Special Servicer Request for Release
     E          Calculation of NOI/Debt Service Coverage Ratios
    F-1         Form of Transferor Certificate for Transfers of Definitive
                Non-Registered Certificates
   F-2A         Form I of Transferee Certificate for Transfers of Definitive
                Non-Registered Certificates
   F-2B         Form II of Transferee Certificate for Transfers of Definitive
                Non-Registered Certificates
   F-2C         Form I of Transferee Certificate for Transfers of Interests
                in Book-Entry Non-Registered Certificates
   F-2D         Form II of Transferee Certificate for Transfers of Interests
                in Book-Entry Non-Registered Certificates
    G-1         Form I of Transferee Certificate in Connection with ERISA
                (Definitive Non-Registered Certificates)
    G-2         Form II of Transferee Certificate in Connection with ERISA
                (Book-Entry Non-Registered Certificates)
    H-1         Form of Transfer Affidavit and Agreement regarding Residual
                Interest Certificates
    H-2         Form of Transferor Certificate regarding Residual Interest
                Certificates
    I-1         Form of Notice and Acknowledgment
    I-2         Form of Acknowledgment of Proposed Special Servicer
     J          Form of UCC-1 financing statement
     K          Form of Schedule of initial Certificate Owners of each Class of
                Book-Entry Certificates
     L          Form of CSSA Loan File Report
     M          Form of CSSA Property File Report
     N          Form of Comparative Financial Status Report
     O          Form of REO Status Report
     P          Form of Watch List Report
     Q          Form of Delinquent Loan Status Report
     R          Form of Historical Loan Modification Report

Exhibit No.     Exhibit Description
-----------     -------------------

     S          Form of Historical Loss Estimate Report
     T          Form of NOI Adjustment Worksheet
     U          Form of Operating Statement Analysis
     V          Form of Loan Payoff Notification Report

            This Pooling and Servicing Agreement (this "Agreement") is dated and effective as of February 1, 1998, among STRUCTURED ASSET SECURITIES CORPORATION, as Depositor, GMAC COMMERCIAL MORTGAGE CORPORATION, as Master Servicer and Special Servicer, LASALLE NATIONAL BANK, as Trustee, and ABN AMRO BANK N.V., as Fiscal Agent.

                              PRELIMINARY STATEMENT:

            The Depositor intends to sell the Certificates to be issued hereunder in multiple Classes, which in the aggregate will evidence the entire beneficial ownership interest in the Trust Fund to be created hereunder.

            As provided herein, the Trustee will elect to treat the segregated pool of assets consisting of the Mortgage Loans (exclusive of any collections of Additional Interest on the ARD Loans after their respective Anticipated Repayment Dates) and certain other related assets subject to this Agreement as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC I". The Class R-I Certificates will represent the sole class of "residual interests" in REMIC I for purposes of the REMIC Provisions under federal income tax law. Except as provided below, each of the REMIC I Regular Interests will relate to a specific Mortgage Loan. Each such REMIC I Regular Interest will have: (i) subject to adjustment as provided herein, a REMIC I Remittance Rate equal to the Net Mortgage Rate as of the Closing Date of the related Mortgage Loan; and (ii) an initial Uncertificated Principal Balance equal to the Cut-off Date Balance of the related Mortgage Loan. The Legal Final Distribution Date of each of the REMIC I Regular Interests is the Distribution Date in February 2030. None of the REMIC I Regular Interests will be certificated.

            As provided herein, the Trustee will elect to treat the segregated pool of assets consisting of the REMIC I Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC II." The Class R-II Certificates will represent the sole class of "residual interests" in REMIC II for purposes of the REMIC Provisions under federal income tax law. The following table sets forth the designation, the REMIC II Remittance Rate and the initial Uncertificated Principal Balance for each of the REMIC II Regular Interests. The Legal Final Distribution Date for each REMIC II Regular Interest is the Distribution Date in February 2030. None of the REMIC II Regular Interests will be certificated.

                                                                  Initial
                                   REMIC II                   Uncertificated
       Designation             Remittance Rate               Principal Balance
       -----------             ---------------               -----------------
           A-1                   Variable (1)                    $267,810,000
           A-2                   Variable (1)                    $308,000,000
           A-3                   Variable (1)                    $642,291,000
            B                    Variable (1)                    $ 86,390,000
            C                    Variable (1)                    $ 86,390,000
            D                    Variable (1)                    $ 90,710,000
            E                    Variable (1)                    $ 34,556,000
            F                    Variable (1)                    $ 51,834,000
            G                    Variable (1)                    $ 34,556,000
            H                    Variable (1)                    $ 17,278,000
            J                    Variable (1)                    $ 43,195,000
            K                    Variable (1)                    $ 17,278,000
            L                    Variable (1)                    $ 17,278,000
            M                    Variable (1)                    $ 30,251,629

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(1)   Calculated in accordance with the definition of "REMIC II Remittance
      Rate".

            As provided herein, the Trustee will elect to treat the segregated pool of assets consisting of the REMIC II Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC III". The Class R-III Certificates will evidence the sole class of "residual interests" in REMIC III for purposes of the REMIC Provisions under federal income tax law. The following table irrevocably sets forth the Class designation, Pass-Through Rate, initial Class Principal Balance and Assumed Final Distribution Date for each Class of the Regular Interest Certificates. For federal income tax purposes, each Class of the Regular Interest Certificates (other than the Class IO Certificates) and each of the fourteen Components of the Class IO Certificates will be designated as a separate "regular interest" in REMIC III. The Legal Final Distribution for each Class of Regular Interest Certificates (or, in the case of the Class IO Certificates, for each of the fourteen Components thereof) is the Distribution Date in February 2030.

   Class       Pass-Through           Initial Class            Assumed Final
Designation        Rate             Principal Balance        Distribution Date
-----------        ----             -----------------        -----------------
Class A-1          6.33%               $267,810,000          November 18, 2004
Class A-2          6.40%               $308,000,000           August  18, 2007
Class A-3          6.48%               $642,291,000           January 18, 2008
Class B            6.59%               $ 86,390,000           January 18, 2008
Class C            6.68%               $ 86,390,000          February 18, 2008
Class D            6.98%               $ 90,710,000             April 18, 2012
Class E            7.00%               $ 34,556,000          November 18, 2012
Class IO        Variable (1)               (2)               February 18, 2028
Class F            6.30%               $ 51,834,000           January 18, 2013
Class G            6.30%               $ 34,556,000           January 18, 2013
Class H            6.30%               $ 17,278,000           January 18, 2013
Class J            6.30%               $ 43,195,000           January 18, 2015
Class K            6.30%               $ 17,278,000         September 18, 2016
Class L            6.30%               $ 17,278,000          November 18, 2017
Class M            6.30%               $ 30,251,629          February 18, 2028

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(1)   Calculated in accordance with the definition of "Pass-Through Rate".

(2) The Class IO Certificates will not have a Class Principal Balance, and will not be entitled to receive distributions of principal. As more specifically provided herein, interest in respect of such Certificates will consist of the aggregate amount of interest accrued on the respective Component Notional Amounts of its Components from time to time.

            As provided herein, the Trustee shall take all actions necessary to ensure that the portion of the Trust Fund consisting of the Grantor Trust Assets maintains its status as a Grantor Trust under the Code.

            The aggregate Cut-off Date Balance of the Mortgage Loans, the initial aggregate Uncertificated Principal Balance of the REMIC I Regular Interests, the initial aggregate Uncertificated Principal Balance of the REMIC II Regular Interests and the initial aggregate Class Principal Balance of the respective Classes of Regular Interest Certificates (other than the Class IO Certificates) will in each case be $1,727,817,629.

            Capitalized terms used in this Preliminary Statement have the respective meanings assigned thereto in Section 1.01.

            In consideration of the mutual agreements herein contained, the Depositor, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent agree as follows:

                                    ARTICLE I

                      DEFINITIONS; GENERAL INTERPRETIVE PRINCIPLES

            SECTION 1.01. Defined Terms.

            Whenever used in this Agreement, including in the Preliminary Statement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

            "Accrued Certificate Interest": With respect to any Class of Sequential Pay Certificates for any Distribution Date, one month's interest at the Pass-Through Rate applicable to such Class of Certificates for such Distribution Date, accrued during the related Interest Accrual Period on the related Class Principal Balance outstanding immediately prior to such Distribution Date. With respect to the Class IO Certificates for any Distribution Date, the aggregate Accrued Component Interest for all of its Components for such Distribution Date. Accrued Certificate Interest shall be calculated on the basis of a 360-day year consisting of twelve 30-day months.

            "Accrued Component Interest": With respect to each Component of the Class IO Certificates for any Distribution Date, one month's interest at the Pass-Through Rate applicable to such Component for such Distribution Date, accrued during the related Interest Accrual Period on the Component Notional Amount of such Component outstanding immediately prior to such Distribution Date. Accrued Component Interest shall be calculated on the basis of a 360-day year consisting of twelve 30-day months.

            "Acquisition Date": With respect to any REO Property, the first day on which such REO Property is considered to be acquired by the Trust Fund within the meaning of Treasury Regulations Section 1.856-6(b)(1), which is the first day on which the Trust Fund is treated as the owner of such REO Property for federal income tax purposes.

            "Additional Information": As defined in Section 4.02(a).

            "Additional Interest": With respect to any ARD Loan after its Anticipated Repayment Date, all interest accrued on the principal balance of such ARD Loan at the Additional Interest Rate (the payment of which interest shall, under the terms of such Mortgage Loan, be deferred until the entire outstanding principal balance of such ARD Loan has been paid), together with all interest, if any, accrued at the related Mortgage Rate on such deferred interest. For purposes of this Agreement, Additional Interest on an ARD Loan or any successor REO Loan shall be deemed not to constitute principal or any portion thereof and shall not be added to the unpaid principal balance or Stated Principal Balance of such ARD Loan or successor REO Loan, notwithstanding that the terms of the related loan documents so permit. To the extent that any Additional Interest is not paid on a current basis, it shall be deemed to be deferred interest.

            "Additional Interest Rate": With respect to any ARD Loan after its Anticipated Repayment Date, the incremental increase in the Mortgage Rate for such Mortgage Loan resulting from the passage of such Anticipated Repayment Date.

            "Additional Trust Fund Expense": Any of the following: (i) any Special Servicing Fees, Liquidation Fees, Workout Fees and, in accordance with Sections 3.03(d) and 4.03(d), interest on Advances payable to the Master Servicer, the Special Servicer, the Trustee and/or the Fiscal Agent; (ii) any of the expenses of the Trust Fund that may be withdrawn pursuant to any of clauses
(ix), (xi), (xii), (xiii) and (xv) of Section 3.05(a) out of general collections on the Mortgage Loans and REO Properties on deposit in the Custodial Account; and (iii) any of the expenses of the Trust Fund (other than Trustee Fees) that may be withdrawn pursuant to any of clauses (ii), (iv), (v) and (vi) of Section 3.05(b) out of general collections on the Mortgage Loans and REO Properties on deposit in the Collection Account; provided that, for purposes of the allocations contemplated by Section 4.04, no such expense shall have been incurred until such time as the payment thereof is actually made from the Custodial Account or the Collection Account, as the case may be.

            "Additional Yield Amount": With respect to any Distribution Date and any Class of Sequential Pay Certificates (other than any Excluded Class thereof) entitled to distributions of principal pursuant to Section 4.01(a) on such Distribution Date, provided that a Prepayment Premium or Yield Maintenance Charge was actually collected on a Mortgage Loan or an REO Loan during the related Collection Period, the product of (a) such Prepayment Premium or Yield Maintenance Charge, as the case may be, net of any portion thereof payable as a Workout Fee or a Liquidation Fee, multiplied by (b) a fraction, which in no event will be greater than one, the numerator of which is equal to the positive excess, if any, of (i) the Pass-Through Rate for such Class of Sequential Pay Certificates over (ii) the related Discount Rate, and the denominator of which is equal to the positive excess, if any, of (i) the Mortgage Rate for such Mortgage Loan or REO Loan, as the case may be, over (ii) the related Discount Rate, multiplied by (c) a fraction, the numerator of which is equal to the amount of principal distributable on such Class of Sequential Pay Certificates on such Distribution Date pursuant to Section 4.01(a), and the denominator of which is equal to the Principal Distribution Amount for such Distribution Date.

            "Administrative Cost Rate": With respect to each Mortgage Loan, as specified in the Mortgage Loan Schedule, the sum of the related Master Servicing Fee Rate and the Trustee Fee Rate.

            "Advance":  Any P&I Advance or Servicing Advance.

            "Adverse Grantor Trust Event:" As defined in Section 10.02(e).

            "Adverse REMIC Event": As defined in Section 10.01(i).

            "Affiliate": With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

            "Agreement": This Pooling and Servicing Agreement, together with all amendments hereof and supplements hereto.

            "Annual Accountants' Report": As defined in Section 3.14

            "Annual Performance Certification":  As defined in Section 3.13.

            "Anticipated Repayment Date": For each ARD Loan, the date specified in the related Mortgage Note after which the Mortgage Rate for such ARD Loan will increase as specified in the related Mortgage Note.

            "Appraisal Reduction Amount": With respect to any Required Appraisal Loan, an amount (calculated as of the Determination Date immediately following the later of the date on which the subject Mortgage Loan became a Required Appraisal Loan and the date on which the applicable Required Appraisal was obtained) equal to the excess, if any, of (a) the sum of, without duplication,
(i) the Stated Principal Balance of the subject Required Appraisal Loan, (ii) to the extent not previously advanced by or on behalf of the Master Servicer, the Trustee or the Fiscal Agent, all unpaid interest on the Required Appraisal Loan through the most recent Due Date prior to such Determination Date at a per annum rate equal to the related Mortgage Rate (net of related Master Servicing Fees and, in the case of an ARD Loan after its Anticipated Repayment Date, Additional Interest), (iii) all accrued but unpaid Servicing Fees and Additional Trust Fund Expenses in respect of such Required Appraisal Loan, (iv) all related unreimbursed Advances (plus accrued interest thereon) made by or on behalf of the Master Servicer, the Special Servicer, the Trustee or the Fiscal Agent with respect to such Required Appraisal Loan and (v) all currently due and unpaid real estate taxes and assessments, insurance premiums, and, if applicable, ground rents, and any unfunded improvement reserves, in respect of the related Mortgaged Property (in each case, net of any amounts escrowed for such items) over (b) the Required Appraisal Value.

            "Appraised Value": With respect to each Mortgaged Property, the appraised value thereof based upon the most recent appraisal or update thereof that is contained in the related Servicing File.

            "ARD Loan": Any Mortgage Loan that provides that if the unamortized principal balance thereof is not repaid on its Anticipated Repayment Date, such Mortgage Loan will accrue additional interest at the rate specified in the related Mortgage Note and the Mortgagor is required to apply excess monthly cash flow generated by the related Mortgaged Property to the repayment of the outstanding principal balance on such Mortgage Loan.

            "Assignment of Leases": With respect to any Mortgaged Property, any assignment of leases, rents and profits or similar document or instrument executed by the Mortgagor in connection with the origination of the related Mortgage Loan.

            "Assumed Final Distribution Date": For each Class of Regular Interest Certificates, the date so designated for such Class in the table in the Preliminary Statement (determined as described in the Prospectus Supplement).

            "Assumed Scheduled Payment": With respect to any Balloon Mortgage Loan for its Stated Maturity Date (provided that such Mortgage Loan has not been paid in full on or before such date and no other Liquidation Event has occurred in respect thereof) and for any subsequent Due Date therefor as of which such Mortgage Loan remains outstanding and part of the Trust Fund, the scheduled monthly payment of principal and/or interest deemed to be due in respect thereof on such Due Date equal to the Scheduled Payment that would have been due in respect of such Mortgage Loan on such Due Date if it had been required to continue to pay in accordance with the amortization schedule in effect on the Closing Date and without regard to the occurrence of its Stated Maturity Date. With respect to any REO Loan, for any Due Date therefor as of which the related REO Property remains part of the Trust Fund, the scheduled monthly payment of principal and/or interest deemed to be due in respect thereof on such Due Date equal to the Scheduled Payment that would have been due in respect of the predecessor Mortgage Loan on such Due Date had it remained outstanding (or, if the predecessor Mortgage Loan was a Balloon Mortgage Loan and such Due Date coincides with or follows what had been its Stated Maturity Date, the Assumed Scheduled Payment that would have been deemed due in respect of the predecessor Mortgage Loan on such Due Date had it remained outstanding).

            "Authenticating Agent": Any authenticating agent appointed pursuant to Section 8.12 (or, in the absence of any such appointment, the Trustee).

            "Available Distribution Amount": With respect to any Distribution Date, an amount equal to (a) the sum of, without duplication, (i) the aggregate of the amounts on deposit in the Custodial Account and the Collection Account as of the close of business on the related Determination Date and the amounts collected by or on behalf of the Master Servicer as of the close of business on such Determination Date and required to be (but, as of such time, not yet) deposited in the Custodial Account, (ii) the aggregate amount of any P&I Advances made by the Master Servicer, the Trustee and the Fiscal Agent for distribution on the Certificates on such Distribution Date pursuant to Section 4.03, (iii) the aggregate amount transferred from the REO Account (if established) to the Custodial Account during the month of such Distribution Date, on or prior to the P&I Advance Date in such month, pursuant to Section 3.16(c), and (iv) the aggregate amount deposited by the Master Servicer in the Collection Account for such Distribution Date pursuant to Section 3.19(a) in connection with Prepayment Interest Shortfalls, net of (b) the portion of the amount described in subclauses (a)(i) and (a)(iii) of this definition that represents one or more of the following: (i) collected Monthly Payments that are due on a Due Date following the end of the related Collection Period, (ii) any amounts payable or reimbursable to any Person from (A) the Custodial Account pursuant to clauses (ii) through (xv) of Section 3.05(a) or (B) the Collection Account pursuant to clauses (ii) through (vii) of Section 3.05(b), (iii) Prepayment Premiums and Yield Maintenance Charges, (iv) Additional Interest collected in respect of the ARD Loans after their respective Anticipated Repayment Dates, and (v) any amounts deposited in the Custodial Account or the Collection Account in error.

            "Balloon Mortgage Loan": Any Mortgage Loan that by its original terms or by virtue of any modification entered into as of the Closing Date provides for an amortization schedule extending beyond its Stated Maturity Date and as to which, in accordance with such terms, the Scheduled Payment due on its Stated Maturity Date is at least two times larger than the Scheduled Payment due on the Due Date next preceding its Stated Maturity Date.

            "Balloon Payment": With respect to any Balloon Mortgage Loan as of any date of determination, the Scheduled Payment payable on the Stated Maturity Date of such Mortgage Loan.

            "Bankruptcy Code": The federal Bankruptcy Code, as amended from time to time (Title 11 of the United States Code).

            "Book-Entry Certificate": Any Certificate registered in the name of the Depository or its nominee.

            "Book-Entry Non-Registered Certificate": Any Non-Registered Certificate that constitutes a Book-Entry Certificate.

            "Book-Entry Subordinated Certificate": Any Subordinated Certificate that constitutes a Book-Entry Certificate.

            "Breach": As defined in Section 2.03(a).

            "Business Day": Any day other than a Saturday, a Sunday or a day on which banking institutions in New York, New York or in each of the cities in which the Corporate Trust Office of the Trustee and the Primary Servicing Offices of the Master Servicer and the Special Servicer are located, are authorized or obligated by law or executive order to remain closed.

            "CERCLA": The Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

            "Certificate": Any one of the LB Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 1998-C1, as executed by the Certificate Registrar and authenticated and delivered hereunder by the Authenticating Agent.

            "Certificate Factor": With respect to any Class of Regular Interest Certificates, as of any date of determination, a fraction, expressed as a decimal carried to six places, the numerator of which is the then current Class Principal Balance or Class Notional Amount, as the case may be, of such Class of Regular Interest Certificates, and the denominator of which is the Original Class

Principal Balance or Original Class Notional Amount, as the case may be, of such Class of Regular Interest Certificates.

            "Certificate Notional Amount": With respect to any Class IO Certificate, as of any date of determination, the then notional amount of such Certificate equal to the product of (a) the then Certificate Factor for the Class IO Certificates, multiplied by (b) the amount specified on the face of such Certificate as the initial Certificate Notional Amount thereof.

            "Certificate Owner": With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate as reflected on the books of the Depository or on the books of a Depository Participant or on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent.

            "Certificate Principal Balance": With respect to any Sequential Pay Certificate, as of any date of determination, the then outstanding principal amount of such Certificate equal to the product of (a) the then Certificate Factor for the Class of Sequential Pay Certificates to which such Certificate belongs, multiplied by (b) the amount specified on the face of such Certificate as the initial Certificate Principal Balance thereof.

            "Certificate Register" and "Certificate Registrar": The register maintained and the registrar appointed pursuant to Section 5.02.

            "Certificateholder": The Person in whose name a Certificate is registered in the Certificate Register, except that (i) neither a Disqualified Organization nor a Non-United States Person shall be Holder of a Residual Interest Certificate for any purpose hereof and, (ii) solely for the purposes of giving any consent, approval or waiver pursuant to this Agreement that relates to any of the Depositor, the Mortgage Loan Seller, the Master Servicer, the Special Servicer, the Fiscal Agent or the Trustee in its respective capacity as such (except with respect to amendments referred to in Section 11.01 hereof, any consent, approval or waiver by, of or relating to the Majority Subordinate Certificateholder or the Controlling Class Representative and any election, removal or replacement of the Special Servicer or the Controlling Class Representative pursuant to Section 6.09), any Certificate registered in the name of the Depositor, the Mortgage Loan Seller, the Master Servicer, the Special Servicer, the Fiscal Agent or the Trustee, as the case may be, or any Certificate registered in the name of any of its Affiliates, shall be deemed not to be outstanding, and the Voting Rights to which it is entitled shall not be taken into account in determining whether the requisite percentage of Voting Rights necessary to effect any such consent, approval or waiver that relates to it has been obtained. The Certificate Registrar shall be entitled to request and rely upon a certificate of the Depositor, the Master Servicer or the Special Servicer in determining whether a Certificate is registered in the name of an Affiliate of such Person. All references herein to "Certificateholders" or "Holders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and the Depository Participants, except as otherwise specified herein; provided, however, that the parties hereto shall be required to recognize as a "Certificateholder" or "Holder" only the Person in whose name a Certificate is registered in the Certificate Register.

            "Certificateholder Reports": As defined in Section 4.02(a).

            "Class": Collectively, all of the Certificates bearing the same alphabetical and, if applicable, numerical class designation.

            "Class A Certificates": The Class A-1, Class A-2 and Class A-3 Certificates.

            "Class A-1 Certificate": Any one of the Certificates with a "Class A-1" designation on the face thereof, substantially in the form of Exhibit A-1 attached hereto, and evidencing a portion of a class of "regular interests" in REMIC III for purposes of the REMIC Provisions.

            "Class A-2 Certificate": Any one of the Certificates with a "Class A-2" designation on the face thereof, substantially in the form of Exhibit A-1 attached hereto, and evidencing a portion of a class of "regular interests" in REMIC III for purposes of the REMIC Provisions.

            "Class A-3 Certificate": Any one of the Certificates with a "Class A-3" designation on the face thereof, substantially in the form of Exhibit A-1 attached hereto, and evidencing a portion of a class of "regular interests" in REMIC III for purposes of the REMIC Provisions.

            "Class B Certificate": Any one of the Certificates with a "Class B" designation on the face thereof, substantially in the form of Exhibit A-3 attached hereto, and evidencing a portion of a class of "regular interests" in REMIC III for purposes of the REMIC Provisions.

            "Class C Certificate": Any one of the Certificates with a "Class C" designation on the face thereof, substantially in the form of Exhibit A-3 attached hereto, and evidencing a portion of a class of "regular interests" in REMIC III for purposes of the REMIC Provisions.

            "Class D Certificate": Any one of the Certificates with a "Class D" designation on the face thereof, substantially in the form of Exhibit A-3 attached hereto, and evidencing a portion of a class of "regular interests" in REMIC III for purposes of the REMIC Provisions.

            "Class E Certificate": Any one of the Certificates with a "Class E" designation on the face thereof, substantially in the form of Exhibit A-3 attached hereto, and evidencing a portion of a class of "regular interests" in REMIC III for purposes of the REMIC Provisions.

            "Class F Certificate": Any one of the Certificates with a "Class F" designation on the face thereof, substantially in the form of Exhibit A-4 attached hereto, and evidencing a portion of a class of "regular interests" in REMIC III for purposes of the REMIC Provisions.

            "Class G Certificate": Any one of the Certificates with a "Class G" designation on the face thereof, substantially in the form of Exhibit A-4 attached hereto, and evidencing a portion of a class of "regular interests" in REMIC III for purposes of the REMIC Provisions.

            "Class H Certificate": Any of the Certificates with a "Class H" designation on the face thereof, substantially in the form of Exhibit A-4 attached hereto, and evidencing a portion of a class of "regular interests" in REMIC III for purposes of the REMIC Provisions.

            "Class IO Certificate": Any one of the Certificates with a "Class IO" designation on the face thereof, substantially in the form of Exhibit A-2 attached hereto, and evidencing a portion of each of the Components, each of which Components shall constitute a separate "regular interest" in REMIC III for purposes of the REMIC Provisions.

            "Class J Certificate": Any one of the Certificates with a "Class J" designation on the face thereof, substantially in the form of Exhibit A-4 attached hereto, and evidencing a portion of a class of "regular interests" in REMIC III for purposes of the REMIC Provisions.

            "Class K Certificate": Any of the Certificates with a "Class K" designation on the face thereof, substantially in the form of Exhibit A-4 attached hereto, and evidencing a portion of a class of "regular interests" in REMIC III for purposes of the REMIC Provisions.

            "Class L Certificate": Any of the Certificates with a "Class L" designation on the face thereof, substantially in the form of Exhibit A-4 attached hereto, and evidencing a portion of a class of "regular interests" in REMIC III for purposes of the REMIC Provisions.

            "Class M Certificate": Any of the Certificates with a "Class M" designation on the face thereof, substantially in the form of Exhibit A-4 attached hereto, and evidencing a portion of a class of "regular interests" in REMIC III for purposes of the REMIC Provisions.

            "Class Notional Amount": As of any date of determination, the then aggregate of the Component Notional Amounts of all the Components of the Class IO Certificates.

            "Class Principal Balance": The aggregate principal amount of any Class of Regular Interest Certificates (other than the Class IO Certificates) outstanding as of any date of determination. As of the Closing Date, the Class Principal Balance of each such Class of Certificates shall equal the Original Class Principal Balance thereof. On each Distribution Date, the Class Principal Balance of each such Class of Certificates shall be permanently reduced by the amount of any distributions of principal made thereon on such Distribution Date pursuant to Section 4.01 or 9.01, as applicable, and shall be further permanently reduced by the amount of any Realized Losses and Additional Trust Fund Expenses allocated thereto on such Distribution Date pursuant to Section 4.04(a).

            "Class R-I Certificate": Any one of the Certificates with a "Class R-I" designation on the face thereof, substantially in the form of Exhibit A-5 attached hereto, and evidencing a portion of the sole class of "residual interests" in REMIC I for purposes of the REMIC Provisions.

            "Class R-II Certificate": Any one of the Certificates with a "Class R-II" designation on the face thereof, substantially in the form of Exhibit A-5 attached hereto, and evidencing a portion of the sole class of "residual interests" in REMIC II for purposes of the REMIC Provisions.

            "Class R-III Certificate": Any one of the Certificates with a "Class R-III" designation on the face thereof, substantially in the form of Exhibit A-5 attached hereto, and evidencing a portion of the sole class of "residual interests" in REMIC III for purposes of the REMIC Provisions.

            "Closing Date": March 11, 1998.

            "Code": The Internal Revenue Code of 1986.

            "Collection Account": The segregated account or accounts created and maintained by the Trustee pursuant to Section 3.04(b), which shall be entitled "LaSalle National Bank, as Trustee, in trust for the registered holders of LB Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 1998-C1".

            "Collection Period": With respect to any Distribution Date, the period commencing on the day immediately following the Determination Date in the calendar month preceding the month in which such Distribution Date occurs (or, in the case of the initial Distribution Date, commencing immediately following the Cut-off Date) and ending on and including the Determination Date in the calendar month in which such Distribution Date occurs.

            "Comparative Financial Status Report": A report substantially containing the information described in Exhibit N attached hereto, including, among other things, the occupancy and Debt Service Coverage Ratio for each Mortgage Loan or the related Mortgaged Property, as applicable, as of the Determination Date immediately preceding the preparation of such report and the revenue and net operating income for each of three periods (to the extent such information is available): (i) the most current available year-to-date, (ii) the previous two full fiscal years, and (iii) the "base year" (representing the original analysis of information used as of the Cut-off Date). For the purposes of the Master Servicer's production of any such report that is required to state information for any period prior to the Cut-off Date, the Master Servicer may conclusively rely (without independent verification), absent manifest error, on information provided to it by the Mortgage Loan Seller, the related Mortgagor or the Special Servicer (if other than the Master Servicer or an Affiliate thereof).

            "Component": Each of Component IO-A-1, Component IO-A-2, Component IO-A-3, Component IO-B, Component IO-C, Component IO-D, Component IO-E, Component IO-F, Component IO-G, Component IO-H, Component IO-J, Component IO-K, Component IO-L, Component IO-M, each evidencing a separate "regular interest" in REMIC III for purposes of the REMIC Provisions. Such Components are collectively evidenced by the Class IO Certificates.

            "Component IO-A-1": One of fourteen components of the Class IO Certificates having a Component Notional Amount equal to the Uncertificated Principal Balance of REMIC II Regular Interest A-1 outstanding from time to time.

            "Component IO-A-2": One of fourteen components of the Class IO Certificates having a Component Notional Amount equal to the Uncertificated Principal Balance of REMIC II Regular Interest A-2 outstanding from time to time.

            "Component IO-A-3": One of fourteen components of the Class IO Certificates having a Component Notional Amount equal to the Uncertificated Principal Balance of REMIC II Regular Interest A-3 outstanding from time to time.

            "Component IO-B": One of fourteen components of the Class IO Certificates having a Component Notional Amount equal to the Uncertificated Principal Balance of REMIC II Regular Interest B outstanding from time to time.

            "Component IO-C": One of fourteen components of the Class IO Certificates having a Component Notional Amount equal to the Uncertificated Principal Balance of REMIC II Regular Interest C outstanding from time to time.

            "Component IO-D": One of fourteen components of the Class IO Certificates having a Component Notional Amount equal to the Uncertificated Principal Balance of REMIC II Regular Interest D outstanding from time to time.

            "Component IO-E": One of fourteen components of the Class IO Certificates having a Component Notional Amount equal to the Uncertificated Principal Balance of REMIC II Regular Interest E outstanding from time to time.

            "Component IO-F": One of fourteen components of the Class IO Certificates having a Component Notional Amount equal to the Uncertificated Principal Balance of REMIC II Regular Interest F outstanding from time to time.

            "Component IO-G": One of fourteen components of the Class IO Certificates having a Component Notional Amount equal to the Uncertificated Principal Balance of REMIC II Regular Interest G outstanding from time to time.

            "Component IO-H": One of fourteen components of the Class IO Certificates having a Component Notional Amount equal to the Uncertificated Principal Balance of REMIC II Regular Interest H outstanding from time to time.

            "Component IO-J": One of fourteen components of the Class IO Certificates having a Component Notional Amount equal to the Uncertificated Principal Balance of REMIC II Regular Interest J outstanding from time to time.

            "Component IO-K": One of fourteen components of the Class IO Certificates having a Component Notional Amount equal to the Uncertificated Principal Balance of REMIC II Regular Interest K outstanding from time to time.

            "Component IO-L": One of fourteen components of the Class IO Certificates having a Component Notional Amount equal to the Uncertificated Principal Balance of REMIC II Regular Interest L outstanding from time to time.

            "Component IO-M": One of fourteen components of the Class IO Certificates having a Component Notional Amount equal to the Uncertificated Principal Balance of REMIC II Regular Interest M outstanding from time to time.

            "Component Notional Amount": The notional amount on which any of the Components accrue interest, which, in the case of any Component, as of any date of determination, is equal to the then current Uncertificated Principal Balance of the Corresponding REMIC II Regular Interest.

            "Controlling Class": As of any date of determination, the outstanding Class of Sequential Pay Certificates that (a) bears the latest alphabetical Class designation and (b) has a Class Principal Balance which is greater than 25% of the Original Class Principal Balance of such Class; provided, however, that if no Class of Sequential Pay Certificates has a Class Principal Balance greater than 25% of its Original Class Principal Balance, the Controlling Class shall be the outstanding Class of Sequential Pay Certificates bearing the latest alphabetical Class designation. With respect to determining the Controlling Class, the Class A-1, Class A-2 and Class A-3 Certificates shall be deemed a single Class of Certificates.

            "Controlling Class Representative": As defined in Section 6.09.

            "Corporate Trust Office": The principal corporate trust office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at 135 South LaSalle Street, Suite 1625, Chicago, Illinois 60674-4107, Attention: Asset-Backed Securities Trust Services Group-LB Commercial Mortgage Trust 1998-C1.

            "Corrected Mortgage Loan": Any Mortgage Loan that had been a Specially Serviced Mortgage Loan but has ceased to be such in accordance with the definition of "Specially Serviced Mortgage Loan" (other than by reason of a Liquidation Event occurring in respect of such Mortgage Loan or the related Mortgaged Property becoming an REO Property).

            "Corresponding REMIC II Regular Interest": With respect to any Class of Sequential Pay Certificates, the REMIC II Regular Interest that has an alphabetical and, if applicable, numerical designation that is the same as the alphabetical and, if applicable, numerical Class designation for such Class of Sequential Pay Certificates; and, with respect to any Component of the Class IO Certificates, the REMIC II Regular Interest that has an alphabetical and, if applicable, numerical designation that, when preceded by "IO-", is the same as the alphabetical and, if applicable, numerical designation for such Component of the Class IO Certificates.

            "Cross-Collateralized Group": Any group of Mortgage Loans that is cross-defaulted and cross-collateralized with each other.

            "Cross-Collateralized Mortgage Loan": Any Mortgage Loan that is cross-defaulted and cross-collateralized with any other Mortgage Loan.

            "CSSA Loan File Report": The monthly report in the "CSSA loan file" format containing such information for the Mortgage Loans as may be reasonably requested by the Depositor, which report shall be substantially in the form attached hereto as Exhibit L. The initial data for this report shall be provided by the Depositor.

            "CSSA Property File Report": The monthly report in the "CSSA property file" format containing such information for each Mortgaged Property as may be reasonably requested by the Depositor, which report shall be substantially in the form attached hereto as Exhibit M. The initial data for this report shall be provided by the Depositor.

            "Custodial Account": The segregated account or accounts created and maintained by the Master Servicer pursuant to Section 3.04(a) on behalf of the Trustee in trust for Certificateholders, which shall be entitled "GMAC Commercial Mortgage Corporation, as Master Servicer, in trust for the registered holders of LB Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 1998-C1".

            "Custodian": A Person who is at any time appointed by the Trustee pursuant to Section 8.11 as a document custodian for the Mortgage Files, which Person shall not be the Depositor, the Mortgage Loan Seller or an Affiliate of the Depositor or the Mortgage Loan Seller.
 If no such custodian has been appointed or if such custodian has been so appointed, but the Trustee shall have terminated such appointment, then the Trustee shall be the Custodian.

            "Cut-off Date": February 1, 1998.

            "Cut-off Date Balance": With respect to any Mortgage Loan, the outstanding principal balance of such Mortgage Loan as of the Cut-off Date, net of all unpaid payments of principal due in respect thereof on or before such date.

            "DCR": Duff & Phelps Credit Rating Co. or its successor in interest. If neither such rating agency nor any successor remains in existence, "DCR" shall be deemed to refer to such other nationally recognized statistical rating agency or other comparable Person designated by the Depositor, notice of which designation shall be given to the Trustee, the Fiscal Agent, the Master

Servicer and the Special Servicer, and specific ratings of Duff & Phelps Credit Rating Co. herein referenced shall be deemed to refer to the equivalent ratings of the party so designated.

            "Debt Service Coverage Ratio": As defined in and determined in accordance with the provisions of Exhibit E attached hereto.

            "Default Interest": With respect to any Mortgage Loan (or successor REO Loan), any amounts collected thereon, other than late payment charges, Prepayment Premiums or Yield Maintenance Charges, that represent penalty interest (arising out of a default) in excess of interest accrued on the principal balance of such Mortgage Loan (or successor REO Loan) at the related Mortgage Rate.

            "Defaulted Mortgage Loan": A Specially Serviced Mortgage Loan (i) that is delinquent in an amount equal to at least two Monthly Payments (not including the Balloon Payment) or is delinquent thirty days or more in respect of its Balloon Payment, in either case such delinquency to be determined without giving effect to any grace period permitted by the related Mortgage or Mortgage Note and without regard to any acceleration of payments under the related Mortgage and Mortgage Note, or (ii) as to which the Master Servicer or the Special Servicer has, by written notice to the related Mortgagor, accelerated the maturity of the indebtedness evidenced by the related Mortgage Note.

            "Defaulting Party": As defined in Section 7.01(b).

            "Defeasance Collateral": With respect to any Defeasance Loan, the United States Treasury obligations required or permitted to be pledged in lieu of prepayment pursuant to the terms thereof.

            "Defeasance Loan": Any Mortgage Loan which requires the related Mortgagor (or permits the holder of such Mortgage Loan to require the related Mortgagor) to pledge Defeasance Collateral to such holder in lieu of prepayment.

            "Definitive Certificate": As defined in Section 5.03(a).

            "Definitive Non-Registered Certificate": Any Non-Registered Certificate that has been issued as a Definitive Certificate.

            "Definitive Subordinated Certificate": Any Subordinated Certificate that has been issued as a Definitive Certificate.

            "Delinquent Loan Status Report": A report substantially containing the information described in Exhibit Q attached hereto, including, among other things, those Mortgage Loans which, as of the close of business on the Determination Date immediately preceding the preparation of such report, were (1) delinquent 30-59 days, (2) delinquent 60-89 days, (3) delinquent 90 days or more, (4) current but specially serviced, or (5) were in foreclosure but were not REO Property.

            "Depositor": Structured Asset Securities Corporation or its successor in interest.

            "Depository": The Depository Trust Company, or any successor Depository hereafter named as contemplated by Section 5.03(c). The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates, is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act.

            "Depository Participant": A broker, dealer, bank or other financial institution or other Person for whom from time to time the Depository effects book-entry transfers and pledges of securities deposited with the Depository.

            "Determination Date": With respect to any Distribution Date, the 10th day of the month in which such Distribution Date occurs, or if such 10th day is not a Business Day, the Business Day immediately preceding.

            "Directly Operate": With respect to any REO Property, the furnishing or rendering of services to the tenants thereof, the management or operation of such REO Property, the holding of such REO Property primarily for sale or lease, the performance of any construction work thereon or any use of such REO Property in a trade or business conducted by REMIC I other than through an Independent Contractor; provided, however, that the Trustee (or the Special Servicer or any Sub-Servicer on behalf of the Trustee) shall not be considered to Directly Operate an REO Property solely because the Trustee (or the Special Servicer or any Sub-Servicer on behalf of the Trustee) establishes rental terms, chooses tenants, enters into or renews leases, deals with taxes and insurance, or makes decisions as to repairs or capital expenditures with respect to such REO Property.

            "Discount Rate": With respect to any prepaid Mortgage Loan or REO Loan for purposes of allocating any Prepayment Premium or Yield Maintenance Charge received thereon or with respect thereto among the respective Classes of the Sequential Pay Certificates (other than any Excluded Class thereof), an amount equal to the yield (when compounded monthly) on the U.S. Treasury issue (primary issue) with a maturity date closest to the maturity date for such prepaid Mortgage Loan or REO Loan. In the event there are two such U.S. Treasury issues (a) with the same coupon, the issue with the lower yield shall apply, and
(b) with maturity dates equally close to the maturity date for the prepaid Mortgage Loan or REO Loan, the issue with the earliest maturity date shall apply.

            "Disqualified Organization": Any of the following: (i) the United States or a possession thereof, any State or any political subdivision thereof, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for FHLMC, a majority of its board of directors is not selected by any such governmental unit), (ii) a foreign government, international organization, or any agency or instrumentality of either of the foregoing, (iii) any organization (except certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (unless such organization is subject to the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381 of the Code or (v) any other Person so designated by the Trustee or the REMIC Administrator based upon an Opinion of Counsel that the holding of an Ownership Interest in a Residual Interest Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates, other than such Person, to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Residual Interest Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

            "Distributable Certificate Interest": With respect to any Class of Regular Interest Certificates for any Distribution Date, the Accrued Certificate Interest in respect of such Class of Certificates for such Distribution Date, reduced (to not less than zero) by the product of (i) any Net Aggregate Prepayment Interest Shortfall for such Distribution Date, multiplied by (ii) a fraction, expressed as a decimal, the numerator of which is the Accrued Certificate Interest in respect of such Class of Certificates for such Distribution Date, and the denominator of which is the aggregate Accrued Certificate Interest in respect of all the Classes of Regular Interest Certificates for such Distribution Date.

            "Distribution Date": The 18th day of any month, or if such 18th day is not a Business Day, the Business Day immediately following, commencing in March 1998.

            "Distribution Date Statement": As defined in Section 4.02(a).

            "Document Defect": As defined in Section 2.03(a).

            "Due Date": With respect to: (i) any Mortgage Loan on or prior to its Stated Maturity Date, the day of the month set forth in the related Mortgage Note on which each Monthly Payment on such Mortgage Loan is scheduled to be first due; (ii) any Mortgage Loan after its Stated Maturity Date, the day of the month set forth in the related Mortgage Note on which each Monthly Payment on such Mortgage Loan had been scheduled to be first due; and (iii) any REO Loan, the day of the month set forth in the related Mortgage Note on which each Monthly Payment on the related Mortgage Loan had been scheduled to be first due.

            "Eligible Account": Any of (i) an account maintained with a federal or state chartered depository institution or trust company, the long-term deposit or unsecured debt obligations of which (or of such institution's parent holding company) are rated "A2" by Moody's and "A" by DCR (if then rated by DCR) (or, in the case of either Rating Agency, such lower rating as will not result in qualification, downgrade or withdrawal of any of the ratings then assigned to the Certificates by such

Rating Agency, as evidenced in writing by such Rating Agency) at any time such funds are on deposit therein (if such funds are to be held for more than 30 days), or the short-term deposits of which (or of such institution's parent holding company) are rated "P-1" by Moody's and "D-1+" by DCR (if then rated by
DCR) (or, in the case of either Rating Agency, such lower rating as will not result in qualification, downgrade or withdrawal of the ratings then assigned to the Certificates by such Rating Agency, as evidenced in writing by such Rating Agency), at any time such funds are on deposit therein (if such funds are to be held for 30 days or less), or (ii) a segregated trust account or accounts maintained with a federal or state chartered depository institution or trust company acting in its fiduciary capacity, which, in the case of a state chartered depository institution or trust company, is subject to regulations regarding fiduciary funds on deposit therein substantially similar to 12 CFR ss. 9.10(b), having in either case a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority, or (iii) any other account, the use of which would not, in and of itself, cause a qualification, downgrade or withdrawal of the then-current rating assigned by either Rating Agency to any Class of Certificates, as confirmed in writing by each Rating Agency whose rating criteria specified in clause (i) of this definition has not been satisfied.

            "Environmental Assessment": A "Phase I assessment" as described in and meeting the criteria of Chapter 5 of the FNMA Multifamily Guide and an ASTM Standard for Environmental Site Assessments, each as amended from time to time.

            "ERISA": The Employee Retirement Income Security Act of 1974, as amended.

            "Escrow Payment": Any payment received by the Master Servicer or the Special Servicer for the account of any Mortgagor for application toward the payment of real estate taxes, assessments, insurance premiums, ground rents (if applicable) and other items for which an escrow has been created in respect of the related Mortgaged Property.

            "Event of Default": One or more of the events described in Section 7.01(a).

            "Exchange Act": The Securities Exchange Act of 1934, as amended.

            "Excluded Class": Any Class of Sequential Pay Certificates other than the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class B Certificates, Class C Certificates, Class D Certificates, Class E Certificates, Class F Certificates and Class G Certificates.

            "FDIC": The Federal Deposit Insurance Corporation or any successor.

            "FHLMC": The Federal Home Loan Mortgage Corporation or any successor.

            "Final Recovery Determination": A determination by the Special Servicer with respect to any Mortgage Loan or REO Property (other than a Mortgage Loan that was paid in full and other than a Mortgage Loan or REO Property, as the case may be, that was purchased by the Mortgage Loan Seller pursuant to the Mortgage Loan Purchase Agreement, by the Majority Subordinate

Certificateholder pursuant to Section 3.18(b), by the Master Servicer or the Special Servicer pursuant to Section 3.18(c) or by the Depositor, the Master Servicer, the Special Servicer, the Underwriter or the Majority Subordinate Certificateholder pursuant to Section 9.01) that there has been a recovery of all Insurance Proceeds, Liquidation Proceeds and other payments or recoveries that the Special Servicer has determined, in accordance with the Servicing Standard, will be ultimately recoverable.

            "Fiscal Agent": ABN AMRO Bank N.V., a Netherlands banking corporation, or its successor in interest, in its capacity as fiscal agent hereunder, or any successor fiscal agent appointed as herein provided.

            "FNMA": The Federal National Mortgage Association or any successor.

            "Global Opinion": As defined in Section 11.12.

            "Grantor Trust": That certain "grantor trust" (within the meaning of the Grantor Trust Provisions), the assets of which are the Grantor Trust Assets.

            "Grantor Trust Assets": Any Additional Interest collected with respect to an ARD Loan after its Anticipated Repayment Date.

            "Grantor Trust Provisions": Subpart E of Subchapter J of the Code.

            "Ground Lease": With respect to any Mortgage Loan for which the Mortgagor has a leasehold interest in the related Mortgaged Property, the lease agreement creating such leasehold interest.

            "Hazardous Materials": Any dangerous, toxic or hazardous pollutants, chemicals, wastes, or substances, including, without limitation, those so identified pursuant to CERCLA or any other federal, state or local environmental related laws and regulations now existing or hereafter enacted, and specifically including, without limitation, asbestos and asbestos-containing materials, polychlorinated biphenyls ("PCBs"), radon gas, petroleum and petroleum products and urea formaldehyde.

            "Historical Loan Modification Report": A report substantially containing the information described in Exhibit R attached hereto, and setting forth, among other things, those Mortgage Loans which, as of the close of business on the Determination Date immediately preceding the preparation of such report, have been modified pursuant to this Agreement (i) during the related Collection Period and (ii) since the Cut-off Date, showing the original and the revised terms thereof.

            "Historical Loss Estimate Report": A report substantially containing the information described in Exhibit S attached hereto, and setting forth, among other things, as of the close of business on the Determination Date immediately preceding the preparation of such report, (i) the aggregate amount of Liquidation Proceeds and expenses relating to each Final Recovery

Determination made, both during the related Collection Period and historically, and (ii) the amount of Realized Losses occurring during the related Collection Period and historically, set forth on a Mortgage Loan-by-Mortgage Loan basis.

            "Holder": A Certificateholder.

            "HUD-Approved Servicer": A servicer that is a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203, 207 and 211 of the National Housing Act.

            "Independent": When used with respect to any specified Person, any such Person who (i) is in fact independent of the Depositor, the Mortgage Loan Seller, the Master Servicer, the Special Servicer and any and all Affiliates thereof, (ii) does not have any direct financial interest in or any material indirect financial interest in any of the Depositor, the Mortgage Loan Seller, the Master Servicer, the Special Servicer or any Affiliate thereof, and (iii) is not connected with the Depositor, the Mortgage Loan Seller, the Master Servicer, the Special Servicer or any Affiliate thereof as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions; provided, however, that a Person shall not fail to be Independent of the Depositor, the Mortgage Loan Seller, the Master Servicer, the Special Servicer or any Affiliate thereof merely because such Person is the beneficial owner of 1% or less of any class of securities issued by the Depositor, the Mortgage Loan Seller, the Master Servicer, the Special Servicer or any Affiliate thereof, as the case may be.

            "Independent Appraiser": An Independent professional real estate appraiser who (i) is a member in good standing of the Appraisal Institute, (ii) if the state in which the subject Mortgaged Property is located certifies or licenses appraisers, is certified or licensed in such state, and (iii) has a minimum of five years experience in the subject property type and market.

            "Independent Contractor": Any Person that would be an "independent contractor" with respect to REMIC I within the meaning of Section 856(d)(3) of the Code if REMIC I were a real estate investment trust (except that the ownership test set forth in that section shall be considered to be met by any Person that owns, directly or indirectly, 35 percent or more of any Class of Certificates, or such other interest in any Class of Certificates as is set forth in an Opinion of Counsel, which shall be at no expense to the Master Servicer, the Special Servicer, the Trustee or the Trust Fund, delivered to the Trustee), so long as REMIC I does not receive or derive any income from such Person and provided that the relationship between such Person and REMIC I is at arm's length, all within the meaning of Treasury Regulations Section 1.856-4(b)(5), or any other Person upon receipt by the Trustee of an Opinion of Counsel, which shall be at no expense to the Master Servicer, the Special Servicer, the Trustee or the Trust Fund, to the effect that the taking of any action in respect of any REO Property by such Person, subject to any conditions therein specified, that is otherwise herein contemplated to be taken by an Independent Contractor will not cause such REO Property to cease to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code, or cause any income realized in respect of such REO Property to fail to qualify as Rents from Real Property.

            "Insurance Policy": With respect to any Mortgage Loan, any hazard insurance policy, flood insurance policy, title policy or other insurance policy that is maintained from time to time in respect of such Mortgage Loan or the related Mortgaged Property.

            "Insurance Proceeds": Proceeds paid under any Insurance Policy, to the extent such proceeds are not applied to the restoration of the related Mortgaged Property, released to the Mortgagor, or any tenants or ground lessors, as the case may be, pursuant to the terms of the related Mortgage or lease, in accordance with the Servicing Standard.

            "Interest Accrual Basis": The basis on which interest accrues in respect of any Mortgage Loan, any REMIC I Regular Interest, any REMIC II Regular Interest, any Class of Regular Interest Certificates or any particular Component of the Class IO Certificates, in each case consisting of one of the following:
(i) a 360-day year consisting of twelve 30-day months; (ii) actual number of days elapsed in a 360-day year; (iii) actual number of days elapsed in a 365-day year; or (iv) actual number of days elapsed in an actual calendar year (taking account of leap year).

            "Interest Accrual Period": With respect to any REMIC I Regular Interest, any REMIC II Regular Interest, any Class of Regular Interest Certificates or any particular Component of the Class IO Certificates, for any Distribution Date, the calendar month immediately preceding the month in which such Distribution Date occurs.

            "Interested Person": The Depositor, the Mortgage Loan Seller, the Master Servicer, the Special Servicer, any Holder of a Certificate, or any Affiliate of any such Person.

            "Investment Account": As defined in Section 3.06(a).

            "Issue Price": With respect to each Class of Certificates, the "issue price" as defined in the Code and Treasury regulations promulgated thereunder.

            "Late Collections": With respect to any Mortgage Loan, all amounts received thereon during any Collection Period, other than Default Interest, whether as payments, Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late collections of the principal and/or interest portions of a Scheduled Payment (other than a Balloon Payment) or an Assumed Scheduled Payment in respect of such Mortgage Loan due or deemed due on a Due Date in a previous Collection Period, or on a Due Date coinciding with or preceding the Cut-off Date, and not previously recovered. With respect to any REO Loan, all amounts received in connection with the related REO Property during any Collection Period, whether as Insurance Proceeds, Liquidation Proceeds, REO Revenues or otherwise, which represent late collections of the principal and/or interest portions of a Scheduled Payment (other than a Balloon Payment) or an Assumed Scheduled Payment in respect of the predecessor Mortgage Loan or of an Assumed Scheduled Payment in respect of such REO Loan due or deemed due on a Due Date in a previous Collection Period and not previously recovered.

            "Legal Final Distribution Date": With respect to any REMIC I Regular Interest, any REMIC II Regular Interest, any Class of Regular Interest Certificates or any particular Component of the Class IO Certificates, the "latest possible maturity date" thereof, calculated solely for purposes of satisfying Treasury regulation section 1.860G-1(a)(4)(iii).

            "Liquidation Event": With respect to any Mortgage Loan, any of the following events: (i) such Mortgage Loan is paid in full; (ii) a Final Recovery Determination is made with respect to such Mortgage Loan; (iii) such Mortgage Loan is repurchased by the Mortgage Loan Seller pursuant to the Mortgage Loan Purchase Agreement; or (iv) such Mortgage Loan is purchased by the Majority Subordinate Certificateholder pursuant to Section 3.18(b), by the Master Servicer or the Special Servicer pursuant to Section 3.18(c), or by the Depositor, the Master Servicer, the Special Servicer, the Underwriter or the Majority Subordinate Certificateholder pursuant to Section 9.01. With respect to any REO Property (and the related REO Loan), any of the following events: (i) a Final Recovery Determination is made with respect to such REO Property; or (ii) such REO Property is purchased by the Depositor, the Master Servicer, the Special Servicer, the Underwriter or the Majority Subordinate Certificateholder pursuant to Section 9.01.

            "Liquidation Fee": With respect to each Specially Serviced Mortgage Loan or REO Property (other than any Specially Serviced Mortgage Loan or REO Property (i) repurchased by the Mortgage Loan Seller pursuant to Section 2.03 within 180 days of the Mortgage Loan Seller's notice or discovery of the Breach or Document Defect giving rise to such repurchase obligation, (ii) purchased by the Majority Subordinate Certificateholder pursuant to Section 3.18(b), (iii) purchased by the Master Servicer or the Special Servicer pursuant to Section 3.18(c), or (iv) purchased by the Depositor, the Master Servicer, the Special Servicer, the Underwriter or the Majority Subordinate Certificateholder pursuant to Section 9.01), the fee designated as such and payable to the Special Servicer pursuant to Section 3.11(c).

            "Liquidation Fee Rate: With respect to each Specially Serviced Mortgage Loan or REO Property as to which a Liquidation Fee is payable, 1.0%.

            "Liquidation Proceeds": All cash amounts (other than Insurance Proceeds and REO Revenues) received by the Master Servicer or the Special Servicer in connection with: (i) the taking of all or a part of a Mortgaged Property or REO Property by exercise of the power of eminent domain or condemnation, subject, however, to the rights of any tenants and ground lessors, as the case may be, and the terms of the related Mortgage; (ii) the liquidation of a Mortgaged Property or other collateral constituting security for a defaulted Mortgage Loan, through trustee's sale, foreclosure sale, REO Disposition or otherwise, exclusive of any portion thereof required to be released to the related Mortgagor in accordance with applicable law and the terms and conditions of the related Mortgage Note and Mortgage; (iii) the realization upon any deficiency judgment obtained against a Mortgagor; (iv) the purchase of a Defaulted Mortgage Loan by the Majority Subordinate

Certificateholder pursuant to Section 3.18(b) or by the Master Servicer or the Special Servicer pursuant to Section 3.18(c) or any other sale thereof pursuant to Section 3.18(d); (v) the repurchase of a Mortgage Loan by the Mortgage Loan Seller pursuant to the Mortgage Loan Purchase Agreement; or (vi) the purchase of a Mortgage Loan or REO Property by the Depositor, the Master Servicer, the Special Servicer, the Underwriter or the Majority Subordinate Certificateholder pursuant to Section 9.01.

            "Loan Payoff Notification Report": A report substantially containing the information described in Exhibit V attached hereto, and setting forth for each Mortgage Loan as to which written notice of anticipated payoff has been received as of the Determination Date immediately preceding the preparation of such report, among other things, the control number, the property name, the amount of principal expected to be paid, the expected date of payment and the estimated amount of Yield Maintenance Charge or Prepayment Premium due.

            "Lockout Period": With respect to any Mortgage Note that prohibits the Mortgagor from prepaying such Mortgage Loan until a date specified in such Mortgage Note, the period from the Closing Date until the such specified date.

            "Majority Subordinate Certificateholder": As of any date of determination, any single Holder of Certificates of the Controlling Class entitled to greater than 50% of the Voting Rights allocated to such Class; provided, however, that, if there is no single Holder of Certificates of the Controlling Class entitled to greater than 50% of the Voting Rights allocated to such Class, then the Majority Subordinate Certificateholder shall be the single Holder of Certificates of the Controlling Class with the largest percentage of Voting Rights allocated to such Class.

            "Master Servicer": GMAC Commercial Mortgage Corporation or its successor in interest, in its capacity as master servicer hereunder, or any successor master servicer appointed as herein provided.

            "Master Servicing Fee": With respect to each Mortgage Loan and REO Loan, the fee payable to the Master Servicer pursuant to Section 3.11(a).

            "Master Servicing Fee Rate": With respect to each Mortgage Loan, the rate per annum that is 0.33 basis points (0.0033% per annum) less than the Administrative Cost Rate specified for such Mortgage Loan in the Mortgage Loan Schedule.

            "Memorandum": The final Private Placement Memorandum dated March 9, 1998, relating to the Non-Registered Certificates delivered by the Depositor to the Underwriter as of the Closing Date.

            "Monthly Payment": With respect to any Mortgage Loan as of any Due Date, the scheduled monthly payment (or, in the case of an ARD Loan after its Anticipated Repayment Date, the minimum required monthly payment) of principal and/or interest on such Mortgage Loan, including any Balloon Payment, that is actually payable by the related Mortgagor from time to time under the terms of the related Mortgage Note (as such terms may be changed or modified in connection with a bankruptcy or similar proceeding involving the related Mortgagor or by reason of a modification, waiver or amendment granted or agreed to by the Special Servicer pursuant to Section 3.20); provided that the Monthly Payment due in respect of any ARD Loan after its Anticipated Repayment Date shall not include Additional Interest.

            "Moody's": Moody's Investors Service, Inc. or its successor in interest. If neither such rating agency nor any successor remains in existence, "Moody's" shall be deemed to refer to such other nationally recognized statistical rating agency or other comparable Person designated by the Depositor, notice of which designation shall be given to the Trustee, the Fiscal Agent, the Master Servicer and the Special Servicer, and specific ratings of Moody's Investors Service, Inc. herein referenced shall be deemed to refer to the equivalent ratings of the party so designated.

            "Mortgage": With respect to any Mortgage Loan, the mortgage, deed of trust, deed to secure debt or similar instrument that secures the Mortgage Note and creates a lien on the related Mortgaged Property.

            "Mortgage File": With respect to any Mortgage Loan, collectively the following documents:

            (i) the original executed Mortgage Note, endorsed (without recourse, representation or warranty, express or implied) to the order of LaSalle National Bank, as trustee for the registered holders of LB Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 1998-C1 or in blank, and further showing a complete, unbroken chain of endorsement from the originator (if such originator is other than the Mortgage Loan Seller); or, alternatively, if the original executed Mortgage Note has been lost, a lost note affidavit and indemnity with a copy of such Mortgage Note;

            (ii) an original or copy of the Mortgage, together with any and all intervening assignments thereof, in each case with evidence of recording indicated thereon;

            (iii) an original or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage), together with any and all intervening assignments thereof, in each case with evidence of recording indicated thereon;

            (iv) an original executed assignment, in recordable form, of (a) the Mortgage, (b) any related Assignment of Leases (if such item is a document separate from the Mortgage) and (c) any other recorded document relating to the Mortgage Loan otherwise included in the Mortgage File, in favor of LaSalle National Bank, as trustee for the registered holders of LB Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 1998-C1;

            (v) an original assignment of all unrecorded documents relating to the Mortgage Loan, in favor of LaSalle National Bank, as trustee for the registered holders of LB Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 1998-C1;

            (vi) originals or copies of any written modification agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been modified;

            (vii) the original or a copy of the policy or certificate of lender's title insurance issued on the date of the origination of such Mortgage Loan, or, if such policy has not been issued, an irrevocable, binding commitment to issue such title insurance policy;

            (viii) any filed copies (with evidence of filing) of any prior UCC Financing Statements in favor of the originator of such Mortgage Loan or in favor of any assignee prior to the Trustee (but only to the extent the Mortgage Loan Seller had possession of such UCC Financing Statements prior to the Closing Date) and, if there is an effective UCC Financing Statement in favor of the Mortgage Loan Seller on record with the applicable public office for UCC Financing Statements, an original UCC-2 or UCC-3 assignment, as appropriate, in form suitable for filing, in favor of LaSalle National Bank, as trustee for the registered holders of LB Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 1998-C1;

            (ix) an original or copy of any Ground Lease and Ground Lease estoppels relating to such Mortgage Loan; and

            (x) any lock-box agreement relating to such Mortgage Loan;

provided that whenever the term "Mortgage File" is used to refer to documents actually received by the Trustee or by a Custodian on its behalf, such term shall not be deemed to include such documents required to be included therein unless they are actually so received, and with respect to any receipt or certification by the Trustee or the Custodian for documents described in clause
(vi) of this definition, shall be deemed to include only such documents to the extent the Trustee or Custodian has actual knowledge of their existence.

            "Mortgage Loan": Each of the mortgage loans listed on the Mortgage Loan Schedule and from time to time held in the Trust Fund. As used herein, the term "Mortgage Loan" includes the related Mortgage Note, Mortgage and other security documents contained in the related Mortgage File.

            "Mortgage Loan Purchase Agreement": That certain Mortgage Loan Purchase Agreement, dated as of March 9, 1998, between the Depositor and the Mortgage Loan Seller and relating to the transfer of the Mortgage Loans to the Depositor.

            "Mortgage Loan Schedule": The list of Mortgage Loans transferred on the Closing Date to the Trustee as part of REMIC I, attached hereto as Exhibit B (and also delivered to the Trustee in a computer readable format). Such list shall set forth the following information with respect to each Mortgage Loan:

            (i)    the Mortgage Loan number;

            (ii) the street address (including city, state and zip code) and name of the related Mortgaged Property;

            (iii)  the Cut-off Date Balance;

            (iv) the amount of the Monthly Payment due on the first Due Date following the Closing Date;

            (v)    the original Mortgage Rate;

            (vi) the (A) remaining term to stated maturity and (B) the Stated Maturity Date;

            (vii) in the case of a Balloon Mortgage Loan, the remaining amortization term;

            (viii) the Interest Accrual Basis;

            (ix)   the Administrative Cost Rate; and

            (x)    whether the Mortgage Loan is secured by a Ground Lease.

            "Mortgage Loan Seller": Lehman Brothers Holdings Inc., doing business as Lehman Capital, a Division of Lehman Brothers Holdings Inc., or its successor in interest.

            "Mortgage Note": The original executed note evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with any rider, addendum or amendment thereto, or any renewal, substitution or replacement of such note.

            "Mortgage Pool": Collectively, all of the Mortgage Loans and any successor REO Loans.

            "Mortgage Rate": With respect to any Mortgage Loan (and any successor REO Loan), the annualized rate at which interest is scheduled (in the absence of a default) to accrue on such Mortgage Loan from time to time in accordance with the related Mortgage Note and applicable law, as such rate may be modified in accordance with Section 3.20 or in connection with a bankruptcy, insolvency or similar proceeding involving the related Mortgagor. In the case of each ARD Loan, the related Mortgage Rate shall increase in accordance with the related Mortgage Note if the particular Mortgage Loan is not paid in full by its Anticipated Repayment Date. Subject to modification in accordance with Section 3.20 or in connection with a bankruptcy, insolvency or similar proceeding involving the related Mortgagor, the Mortgage Rate for each Mortgage Loan shall otherwise be fixed.

            "Mortgaged Property": The real property subject to the lien of a Mortgage.

            "Mortgagor": The obligor or obligors on a Mortgage Note, including without limitation, any Person that has acquired the related Mortgaged Property and assumed the obligations of the original obligor under the Mortgage Note.

            "Net Aggregate Prepayment Interest Shortfall": With respect to any Distribution Date, the amount, if any, by which (a) the aggregate of all Prepayment Interest Shortfalls incurred in connection with the receipt of Principal Prepayments on the Mortgage Loans during the related Collection Period, exceeds (b) the aggregate amount deposited by the Master Servicer in the Collection Account for such Distribution Date pursuant to Section 3.19(a) in connection with such Prepayment Interest Shortfalls.

            "Net Investment Earnings": With respect to the Custodial Account, the Collection Account or the REO Account (if any) for any Collection Period, the amount, if any, by which the aggregate of all interest and other income realized during such Collection Period on funds held in such account, exceeds the aggregate of all losses, if any, incurred during such Collection Period in connection with the investment of such funds in accordance with Section 3.06.

            "Net Investment Loss": With respect to the Custodial Account, the Collection Account or the REO Account (if any) for any Collection Period, the amount by which the aggregate of all losses, if any, incurred during such Collection Period in connection with the investment of funds held in such account in accordance with Section 3.06, exceeds the aggregate of all interest and other income realized during such Collection Period on such funds.

            "Net Mortgage Rate": With respect to any Mortgage Loan or any REO Loan, as of any date of determination, a rate per annum equal to the then related Mortgage Rate minus the sum of the Trustee Fee Rate, the related Master Servicing Fee Rate and, in the case of an ARD Loan after its Anticipated Repayment Date, the related Additional Interest Rate.

            "Net Operating Income" or "NOI": As defined in and determined in accordance with the provisions of Exhibit E attached hereto.

            "New Lease": Any lease of REO Property entered into on behalf of REMIC I, including any lease renewed, modified or extended on behalf of REMIC I if REMIC I has the right to renegotiate the terms of such lease.

            "NOI Adjustment Worksheet": A report prepared by the Special Servicer with respect to Specially Serviced Mortgaged Loans and REO Loans, and by the Master Servicer with respect to all other Mortgage Loans, substantially containing the information described in Exhibit T attached hereto, presenting the computations made in accordance with the methodology described in Exhibit T to "normalize" the full year net operating income and debt service coverage numbers used in the other reports required by this Agreement.

            "Nonrecoverable Advance": Any Nonrecoverable P&I Advance or Nonrecoverable Servicing Advance.

            "Nonrecoverable P&I Advance": Any P&I Advance previously made or proposed to be made in respect of any Mortgage Loan or REO Loan by the Master Servicer, the Trustee or the Fiscal Agent with respect to any P&I Advance, that such party has determined in its reasonable, good faith judgment, will not be ultimately recoverable from late payments, Insurance Proceeds or Liquidation Proceeds, or any other recovery on or in respect of such Mortgage Loan or REO Loan.

            "Nonrecoverable Servicing Advance": Any Servicing Advance previously made or proposed to be made in respect of a Mortgage Loan or REO Property by the Master Servicer, the Special Servicer, the Trustee or the Fiscal Agent, that such party has determined, in its reasonable, good faith judgment, will not be ultimately recoverable from late payments, Insurance Proceeds, Liquidation Proceeds, or any other recovery on or in respect of such Mortgage Loan or REO Property.

            "Non-Registered Certificate": Any Certificate that has not been registered under the Securities Act. As of the Closing Date, the Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class R-I, Class R-II or Class R-III Certificates are Non-Registered Certificates.

            "Non-United States Person": Any person other than a United States Person.

            "Officers' Certificate": A certificate signed by a Servicing Officer of the Master Servicer or the Special Servicer, as the case may be, or by a Responsible Officer of the Trustee or the Fiscal Agent, as the case may be.

            "Operating Statement Analysis": With respect to each Specially Serviced Mortgage Loan and REO Property, a report prepared by the Special Servicer, and with respect to all other Mortgage Loans, a report prepared by the Master Servicer, substantially containing the information described in Exhibit U attached hereto.

            "Opinion of Counsel": A written opinion of counsel (which counsel shall be Independent of the Depositor, the Master Servicer and the Special Servicer) acceptable to and delivered to the Trustee or any other specified Person, as the case may be.

            "Original Class Notional Amount": With respect to the Class IO Certificates, the initial Class Notional Amount thereof as of the Closing Date, which is equal to $1,727,817,629.

            "Original Class Principal Balance": With respect to any Class of Sequential Pay Certificates, the initial Class Principal Balance thereof as of the Closing Date, in each case as specified in the Preliminary Statement.

            "OTS": The Office of Thrift Supervision or any successor thereto.

            "Ownership Interest": As to any Certificate, any ownership or security interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

            "Pass-Through Rate": With respect to:

            (i) the Class A-1 Certificates for any Distribution Date, 6.33% per annum;

            (ii) the Class A-2 Certificates for any Distribution Date, 6.40% per annum;

            (iii) the Class A-3 Certificates for any Distribution Date, 6.48% per annum;

            (iv) the Class B Certificates for any Distribution Date, 6.59% per annum;

            (v) the Class C Certificates for any Distribution Date, 6.68% per annum;

            (vi) the Class D Certificates for any Distribution Date, 6.98% per annum;

            (vii) the Class E Certificates for any Distribution Date, 7.00% per annum;

            (viii) the Class F Certificates for any Distribution Date, 6.30% per annum;

            (ix) the Class G Certificates for any Distribution Date, 6.30% per annum;

            (x) the Class H Certificates for any Distribution Date, 6.30% per annum;

            (xi) the Class J Certificates for any Distribution Date, 6.30% per annum;

            (xii) the Class K Certificates for any Distribution Date, 6.30% per annum;

            (xiii) the Class L Certificates for any Distribution Date, 6.30% per annum;

            (xiv) the Class M Certificates for any Distribution Date, 6.30% per annum;

            (xv) each Component of the Class IO Certificates for any Distribution Date, the excess, if any, of (A) the Weighted Average REMIC I Remittance Rate for such Distribution Date, over (B) the fixed Pass-Through Rate applicable to the Class of Sequential Pay Certificates whose alphabetical (and, if applicable, numerical) Class designation is included in the designation of such Component; and

            (xvi) the Class IO Certificates for any Distribution Date, the weighted average (expressed as a percentage and rounded to six decimal places) of the respective Pass-Through Rates applicable to all of the Components of such Class for such Distribution Date, weighted on the basis of the respective Component Notional Amounts of such Components outstanding immediately prior to such Distribution Date.

The Weighted Average REMIC I Remittance Rate referenced above in this definition is also the REMIC II Remittance Rate for each REMIC II Regular Interest.

            "Percentage Interest": With respect to any Regular Interest Certificate, the portion of the relevant Class evidenced by such Certificate, expressed as a percentage, the numerator of which is the Certificate Principal Balance or Certificate Notional Amount, as the case may be, of such Certificate as of the Closing Date, as specified on the face thereof, and the denominator of which is the Original Class Principal Balance or Original Class Notional Amount, as the case may be, of the relevant Class. With respect to a Residual Interest Certificate, the percentage interest in distributions to be made with respect to the relevant Class, as stated on the face of such Certificate.

            "Permitted Investments": Any one or more of the following obligations or securities (including, without limitation, obligations or securities of the Trustee if otherwise qualifying hereunder):

            (i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof (having original maturities of not more than 365 days), provided such obligations are backed by the full faith and credit of the United States. Such obligations must be limited to those instruments that have a predetermined fixed dollar amount of principal due at maturity that cannot vary or change. Interest may either be fixed or variable. If such interest is variable, interest must be tied to a single interest rate index plus a single fixed spread (if any), and move proportionately with that index;

            (ii) repurchase obligations with respect to any security described in clause (i) above (having original maturities of not more than 365 days), provided that the short-term deposit or debt obligations, of the party agreeing to repurchase such obligations are rated in the highest rating category of each of Moody's and DCR (if rated by DCR) (or, in the case of either Rating Agency, such lower rating as will not result in qualification, downgrade or withdrawal of any of the ratings then assigned to the Certificates by such Rating Agency, as evidenced in writing by such Rating Agency). In addition, any such item by its terms must have a predetermined fixed dollar amount of principal due at maturity that cannot vary or change. Interest may either be fixed or variable. If such interest is variable, interest must be tied to a single interest rate index plus a single fixed spread (if any), and move proportionately with that index.

            (iii) certificates of deposit, time deposits, demand deposits and bankers' acceptances of any bank or trust company organized under the laws of the United States or any state thereof (having original maturities of not more than 365 days), the short term obligations of which are rated in the highest rating category of each of Moody's and DCR (if rated by DCR) (or, in the case of either Rating Agency, such lower rating as will not result in qualification, downgrade or withdrawal of any of the ratings then assigned to the Certificates by such Rating Agency, as evidenced in writing by such Rating Agency). In addition, any such item by its terms must have a predetermined fixed dollar amount of principal due at maturity that cannot vary or change. Interest may either be fixed or variable. If such interest is variable, interest must be tied to a single interest rate index plus a single fixed spread (if any), and move proportionately with that index.

            (iv) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof (or if not so incorporated, the commercial paper is United States Dollar denominated and amounts payable thereunder are not subject to any withholding imposed by any non-United States jurisdiction) which is rated in the highest rating category of each of Moody's and DCR (if rated by DCR) (or, in the case of either Rating Agency, such lower rating as will not result in qualification, downgrade or withdrawal of any of the ratings then assigned to the Certificates by such Rating Agency, as evidenced in writing by such Rating Agency). In addition, such commercial paper by its terms must have a predetermined fixed dollar amount of principal due at maturity that cannot vary or change. Interest may either by fixed or variable. If such interest is variable, interest must be tied to a single interest rate index plus a single fixed spread (if any), and move proportionately with that index.

            (v) units of money market funds rated in the highest applicable rating category of each Rating Agency (or, in the case of either Rating Agency, such lower rating as will not result in qualification, downgrade or withdrawal of any of the ratings then assigned to the Certificates by such Rating Agency, as evidenced in writing by such Rating Agency) and which seeks to maintain a constant net asset value; and

            (vi) any other obligation or security that (A) is acceptable to each Rating Agency, evidence of which acceptability shall be provided in writing by each Rating Agency to the Master Servicer, the Special Servicer and the Trustee and (B) constitutes a "cash flow investment" (within the meaning of the REMIC Provisions), as evidenced by an Opinion of Counsel obtained at the expense of the Person that wishes to include such obligation or security as a Permitted Investment;

provided that (1) no investment described hereunder shall evidence either the right to receive (x) only interest with respect to such investment or (y) a yield to maturity greater than 120% of the yield to maturity at par of the underlying obligations; and (2) no investment described hereunder may be purchased at a price greater than par if such investment may be prepaid or called at a price less than its purchase price prior to stated maturity.

            "Permitted Transferee": Any Transferee of a Residual Interest Certificate other than a Disqualified Organization or Non-United States Person.

            "Person": Any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

            "P&I Advance": As to any Mortgage Loan or REO Loan, any advance made by the Master Servicer, the Trustee or the Fiscal Agent pursuant to Section 4.03(a) and (b).

            "P&I Advance Date": The Business Day immediately preceding each Distribution Date.

            "Plan": As defined in Section 5.02(c).

            "Plurality Residual Interest Certificateholder": As to any taxable year of REMIC I, REMIC II or REMIC III, the Holder of Certificates entitled to the largest percentage of the Voting Rights allocated to the related Class of Residual Interest Certificates.

            "Prepayment Assumption": For purposes of determining the accrual of original issue discount, market discount and premium, if any, on the Certificates for federal income tax purposes, 0% CPR (within the meaning of the Prospectus), except that it is assumed that each ARD Loan is repaid on its Anticipated Repayment Date.

            "Prepayment Interest Excess": With respect to any Mortgage Loan that was subject to a Principal Prepayment in full or in part made after its Due Date in any Collection Period, any payment of interest (net of related Servicing
Fees) actually collected from the related Mortgagor and intended to cover the period from and after such Due Date to, but not including, the date of prepayment (exclusive, however, of any related Prepayment Premium or Yield Maintenance Charge that may have been collected and, in the case of an ARD Loan after its Anticipated Repayment Date, of any Additional Interest).

            "Prepayment Interest Shortfall": With respect to any Mortgage Loan that was subject to a Principal Prepayment in full or in part made prior to its Due Date in any Collection Period, the amount of interest, to the extent not collected from the related Mortgagor (without regard to any Prepayment Premium or Yield Maintenance Charge that may have been collected), that would have accrued at a rate per annum equal to the related Net Mortgage Rate plus the Trustee Fee Rate on the amount of such Principal Prepayment during the period from the date of prepayment to, but not including, such Due Date.

            "Prepayment Premium": Any premium, penalty or fee (other than a Yield Maintenance Charge) paid or payable, as the context requires, by a Mortgagor in connection with a Principal Prepayment.

            "Primary Servicing Office": The offices of the Master Servicer or the Special Servicer, as the context may require, that are primarily responsible for such party's servicing obligations hereunder. As of the Closing Date, the Primary Servicing Office of each of the Master Servicer and the Special Servicer is located at 650 Dresher Road, Horsham, Pennsylvania 19044-8015, 100 South Wacker Drive, Suite 400, Chicago, Illinois 60606, and 550 California Street, 14th Floor, San Francisco, California 94104.

            "Prime Rate": The "prime rate" published in the "Money Rates" section of The Wall Street Journal, as such "prime rate" may change from time to time. If The Wall Street Journal ceases to publish the "prime rate", then the Trustee shall select an equivalent publication that publishes such "prime rate"; and if such "prime rate" is no longer generally published or is limited, regulated or administered by a governmental or quasi-governmental body, then the Trustee shall select a comparable interest rate index. In either case, such selection shall be made by the Trustee in its sole discretion and the Trustee shall notify the Fiscal Agent, the Master Servicer and the Special Servicer in writing of its selection.

            "Principal Distribution Amount": With respect to any Distribution Date, the aggregate, without duplication, of the following:

            (a) the aggregate of the principal portions of all Scheduled Payments (other than Balloon Payments) and any Assumed Scheduled Payments in respect of the Mortgage Loans for their respective Due Dates occurring during the related Collection Period;

            (b) the aggregate of all Principal Prepayments received on any of the Mortgage Loans during the related Collection Period;

            (c) with respect to any Mortgage Loan as to which the related Stated Maturity Date occurred during or prior to the related Collection Period, any payment of principal (exclusive of any amounts described in clause (b) above or clause (d) below) made by or on behalf of the related Mortgagor during the related Collection Period (including any Balloon Payment), net of any portion of such payment that represents a recovery of the principal portion of any Scheduled Payment (other than a Balloon Payment) due, or the principal portion of any Assumed Scheduled Payment deemed due, in respect of such Mortgage Loan on a Due Date during or prior to the related Collection Period and not previously recovered;

            (d) the aggregate of all Liquidation Proceeds and Insurance Proceeds that were received on any of the Mortgage Loans during the related Collection Period and that were identified and applied by the Master Servicer as recoveries of principal of such Mortgage Loans, in each case net of any portion of such amounts that represents a recovery of the principal portion of any Scheduled Payment (other than a Balloon Payment) due, or of the principal portion of any Assumed Scheduled Payment deemed due, in respect of the related Mortgage Loan on a Due Date during or prior to the related Collection Period and not previously recovered;

            (e) with respect to any REO Properties, the aggregate of the principal portions of all Assumed Scheduled Payments in respect of the related REO Loans for their respective Due Dates occurring during the related Collection Period;

            (f) with respect to any REO Properties, the aggregate of all Liquidation Proceeds, Insurance Proceeds and REO Revenues that were received during the related Collection Period on such REO Properties and that were identified and applied by the Master Servicer and/or Special Servicer as recoveries of principal of the related REO Loans, in each case net of any portion of such amounts that represents a recovery of the principal portion of any Scheduled Payment (other than a Balloon Payment) due, or of the principal portion of any Assumed Scheduled Payment deemed due, in respect of the related REO Loan or the predecessor Mortgage Loan on a Due Date during or prior to the related Collection Period and not previously recovered; and

            (g) if such Distribution Date is subsequent to the initial Distribution Date, the excess, if any, of the Principal Distribution Amount for the immediately preceding Distribution Date, over the aggregate distributions of principal made on the Certificates on such immediately preceding Distribution Date pursuant to Section 4.01.

            "Principal Prepayment": Any payment of principal made by the Mortgagor on a Mortgage Loan that is received in advance of its scheduled Due Date and that is not accompanied by an amount of interest (without regard to any Prepayment Premium or Yield Maintenance Charge that may have been collected) representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

            "Proposed Plan": As defined in Section 3.17(a)(iii).

            "Prospectus": The prospectus dated February 23, 1998, as supplemented by the Prospectus Supplement, relating to the Registered Certificates.

            "Prospectus Supplement": The prospectus supplement dated March 9, 1998 relating to the Registered Certificates.

            "Purchase Price": With respect to any Mortgage Loan (or REO Property), a cash price equal to the aggregate of: (a) the outstanding principal balance of such Mortgage Loan (or the related REO Loan) as of the date of purchase, (b) all accrued and unpaid interest on such Mortgage Loan (or the related REO Loan) at the related Mortgage Rate to, but not including, the Due Date in the Collection Period of purchase (exclusive, however, in the case of an ARD Loan after its Anticipated Repayment Date, of any portion of such accrued and unpaid interest that constitutes Additional Interest), (c) all related unreimbursed Servicing Advances, and (d) solely in the case of a purchase by the Mortgage Loan Seller pursuant to the Mortgage Loan Purchase Agreement, all accrued and unpaid interest in respect of related Advances and any costs of enforcing the repurchase obligation against the Mortgage Loan Seller.

            "Qualified Insurer": An insurance company or security or bonding company qualified to write the related Insurance Policy in the relevant jurisdiction.

            "Rating Agency": Each of Moody's and DCR.

            "Realized Loss": With respect to: (1) each Mortgage Loan as to which a Final Recovery Determination has been made, or with respect to any successor REO Loan as to which a Final Recovery Determination has been made as to the related REO Property, an amount (not less than zero) equal to (a) the unpaid principal balance of such Mortgage Loan or REO Loan, as the case may be, as of the commencement of the Collection Period in which the Final Recovery Determination was made, plus (b) without taking into account the amount described in subclause (1)(d) of this definition, all accrued but unpaid interest on such Mortgage Loan or such REO Loan, as the case may be, at the related Mortgage Rate to but not including the Due Date in the Collection Period in which the Final Recovery Determination was made (exclusive, in the case of an ARD Loan after its Anticipated Repayment Date, of Additional Interest), plus (c) any related unreimbursed Servicing Advances as of the commencement of the Collection Period in which the Final Recovery Determination was made, together with any new related Servicing Advances made during such Collection Period, minus (d) all payments and proceeds, if any, received in respect of such Mortgage Loan or the REO Property that relates to such REO Loan, as the case may be, during the Collection Period in which such Final Recovery Determination was made; (2) each Mortgage Loan as to which any portion of the principal or previously accrued interest payable thereunder was canceled in connection with a bankruptcy or similar proceeding involving the related Mortgagor or a modification, waiver or amendment of such Mortgage Loan granted or agreed to by the Special Servicer pursuant to Section 3.20, the amount of such principal and/or interest (other than Default Interest and, in the case of an ARD Loan after its Anticipated Repayment Date, Additional Interest) so cancelled; and (3) each Mortgage Loan as to which the Mortgage Rate thereon has been permanently reduced and not recaptured for any period in connection with a bankruptcy or similar proceeding involving the related Mortgagor or a modification, waiver or amendment of such Mortgage Loan granted or agreed to by the Special Servicer pursuant to Section 3.20, the amount of the consequent reduction in the interest portion of each successive Monthly Payment due thereon (each such Realized Loss shall be deemed to have been incurred on the Due Date for each affected Monthly Payment).

            "Record Date": With respect to any Distribution Date other than the initial Distribution Date, the last Business Day of the month immediately preceding the month in which such Distribution Date occurs, and with respect to the initial Distribution Date, the Closing Date.

            "Registered Certificate": Any Certificate that has been registered under the Securities Act. As of the Closing Date, the Class A-1, Class A-2, Class A-3, Class B, Class C, Class D, Class E and Class IO Certificates are Registered Certificates.

            "Regular Interest Certificate": Any REMIC III Certificate other than a Class R-III Certificate.

            "Reimbursement Rate": The rate per annum applicable to the accrual of interest, compounded annually, on Servicing Advances in accordance with
Section 3.03(d) and on P&I Advances in accordance with Section 4.03(d), which rate per annum is equal to the Prime Rate.

            "REMIC": A "real estate mortgage investment conduit" as defined in
Section 860D of the Code.

            "REMIC Administrator": Any REMIC administrator appointed pursuant to
Section 8.13 (or, in the absence of any such appointment, the Trustee).

            "REMIC Provisions": Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and proposed, temporary and final Treasury regulations and any published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

            "REMIC I": The segregated pool of assets subject hereto, constituting the primary trust created hereby and to be administered hereunder with respect to which a separate REMIC election is to be made, and consisting of: (i) the Mortgage Loans as from time to time are subject to this Agreement and all payments under and proceeds of such Mortgage Loans received after the Closing Date (other than scheduled payments of interest and principal due on or before the Cut-off Date and other than Additional Interest collected in respect of the ARD Loans after their respective Anticipated Repayment Dates), together with all documents included in the related Mortgage Files and any related Escrow Payments and Reserve Funds; (ii) any REO Property acquired in respect of a Mortgage Loan; (iii) such funds or assets as from time to time are deposited in the Custodial Account, the Collection Account and, if established, the REO Account, exclusive of any amounts that represent Additional Interest collected in respect of the ARD Loans after their respective Anticipated

Repayment Dates; and (iv) the rights of the Depositor under Sections 2, 3, 9, 11, 12, 13, 14, 15, 16 and 17 of the Mortgage Loan Purchase Agreement.

            "REMIC I Regular Interest": Any of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a "regular interest" in REMIC I, as described in the Preliminary Statement hereto.

            "REMIC I Remittance Rate": With respect to any REMIC I Regular Interest for any Distribution Date, either: (a) if the related Mortgage Loan accrues or accrued, as the case may be, interest on the basis of a 360-day year consisting of twelve 30-day months, the Net Mortgage Rate in effect for the related Mortgage Loan as of the Closing Date; and (b) if the related Mortgage Loan does not or did not, as the case may be, accrue interest on the basis of a 360-day year consisting of twelve 30-day months, a rate per annum equal to (i) a fraction (expressed as a percentage), the numerator of which is the product of twelve times the aggregate amount of interest that would accrue during the related Interest Accrual Period on the Uncertificated Principal Balance of such REMIC I Regular Interest outstanding immediately prior to such Distribution Date if such interest were calculated (A) at the Mortgage Rate in effect for the related Mortgage Loan as of the Closing Date and (B) on the same Interest Accrual Basis as is applicable to the related Mortgage Loan, and the denominator of which is the Uncertificated Principal Balance of such REMIC I Regular Interest outstanding immediately prior to such Distribution Date, minus (ii) the sum of the applicable Master Servicing Fee Rate and the Trustee Fee Rate.

            "REMIC II": The segregated pool of assets consisting of all of the REMIC I Regular Interests conveyed in trust to the Trustee for the benefit of REMIC III, as holder of the REMIC II Regular Interests, and the Holders of the Class R-II Certificates pursuant to Section 2.06, with respect to which a separate REMIC election is to be made.

            "REMIC II Regular Interest": Any of the fourteen separate non-certificated beneficial ownership interests in REMIC II issued hereunder and designated as a "regular interest" in REMIC II. Each REMIC II Regular Interest shall accrue interest at the REMIC II Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto. The designations for the respective REMIC II Regular Interests are set forth in the Preliminary Statement hereto.

            "REMIC II Remittance Rate": With respect to each REMIC II Regular Interest for any Distribution Date, the Weighted Average REMIC I Remittance Rate for such Distribution Date.

            "REMIC III": The segregated pool of assets consisting of all of the REMIC II Regular Interests conveyed in trust to the Trustee for the benefit of the Holders of the REMIC III Certificates pursuant to Section 2.08, with respect to which a separate REMIC election is to be made.

            "REMIC III Certificate": Any Class A-1, Class A-2, Class A-3, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class IO, Class J, Class K, Class L, Class M or Class R-III Certificate.

            "Rents from Real Property": With respect to any REO Property, gross income of the character described in Section 856(d) of the Code.

            "REO Account": A segregated account or accounts created and maintained by the Special Servicer pursuant to Section 3.16 on behalf of the Trustee in trust for the Certificateholders, which shall be entitled "GMAC Commercial Mortgage Corporation, as Special Servicer, in trust for registered holders of LB Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 1998-C1".

            "REO Acquisition": The acquisition of any REO Property pursuant to
Section 3.09.

            "REO Disposition": The sale or other disposition of any REO Property pursuant to Section 3.18(d).

            "REO Extension": As defined in Section 3.16(a).

            "REO Loan": The mortgage loan deemed for purposes hereof to be outstanding with respect to each REO Property. Each REO Loan shall be deemed to provide for monthly payments of principal and/or interest equal to its Assumed Scheduled Payment and otherwise to have the same terms and conditions as its predecessor Mortgage Loan (such terms and conditions to be applied without regard to the default on such predecessor Mortgage Loan and the acquisition of the related REO Property as part of the Trust Fund). Each REO Loan shall be deemed to have an initial unpaid principal balance and Stated Principal Balance equal to the unpaid principal balance and Stated Principal Balance, respectively, of its predecessor Mortgage Loan as of the date of the related REO Acquisition. All Scheduled Payments (other than a Balloon Payment), Assumed Scheduled Payments (in the case of a Balloon Mortgage Loan delinquent in respect of its Balloon Payment) and other amounts due and owing, or deemed to be due and owing, in respect of the predecessor Mortgage Loan as of the date of the related REO Acquisition, shall be deemed to continue to be due and owing in respect of an REO Loan. Collections in respect of each REO Loan (after provision for amounts to be applied to the payment of, or to be reimbursed to the Master Servicer or the Special Servicer for the payment of, the costs of operating, managing and maintaining the related REO Property or for the reimbursement of the Master Servicer or the Special Servicer for other related Servicing Advances) shall be treated: first, as a recovery of accrued and unpaid interest on such REO Loan at the related Mortgage Rate to but not including the Due Date in the Collection Period of receipt (exclusive, however, in the case of an REO Loan that relates to an ARD Loan after its Anticipated Repayment Date, of any such accrued and unpaid interest that constitutes Additional Interest); second, as a recovery of principal of such REO Loan to the extent of its entire unpaid principal balance; and third, in accordance with the normal servicing practices of the Master Servicer, as a recovery of any other amounts due and owing in respect of such REO Loan. Notwithstanding the foregoing, all amounts payable or reimbursable to the Master Servicer, the Special Servicer, the Trustee or the Fiscal Agent in respect of the predecessor Mortgage Loan as of the date of the related REO Acquisition, including, without limitation, any unpaid Servicing Fees and any unreimbursed Servicing Advances and P&I Advances, together with any interest accrued and payable to the Master Servicer, the Special Servicer, the Trustee or the Fiscal Agent in respect of such Servicing Advances and P&I Advances in accordance with Sections 3.03(d) and 4.03(d), shall continue to be payable or reimbursable to the Master Servicer, the Special Servicer, the Trustee or the Fiscal Agent, as the case may be, in respect of an REO Loan pursuant to Section 3.05(a).

            "REO Property": A Mortgaged Property acquired on behalf and in the name of the Trustee for the benefit of the Certificateholders through foreclosure, acceptance of a deed-in-lieu of foreclosure or otherwise in accordance with applicable law in connection with the default or imminent default of a Mortgage Loan.

            "REO Revenues": All income, rents, profits and proceeds derived from the ownership, operation or leasing of any REO Property.

            "REO Status Report": A report substantially containing the information described in Exhibit O attached hereto, including, with respect to each REO Property that was included in the Trust Fund as of the close of business on the Determination Date immediately preceding the preparation of such report, among other things, (i) the Acquisition Date of such REO Property, (ii) the amount of income collected with respect to such REO Property (net of related expenses) and other amounts, if any, received on such REO Property during the related Collection Period and (iii) the value of the REO Property based on the most recent appraisal or other valuation thereof available to the Special Servicer as of such Determination Date (including any valuation prepared internally by the Special Servicer).

            "REO Tax": As defined in Section 3.17(a)(i).

            "Request for Release": A request signed by a Servicing Officer, as applicable, of the Master Servicer in the form of Exhibit D-1 attached hereto or of the Special Servicer in the form of Exhibit D-2 attached hereto.

            "Required Appraisal": With respect to each Required Appraisal Loan, an appraisal of the related Mortgaged Property from an Independent Appraiser selected by the Special Servicer, which appraisal shall be prepared in accordance with 12 CFR ss.225.62 and conducted in accordance with the standards of the Appraisal Institute.

            "Required Appraisal Loan": Any Mortgage Loan (i) that is sixty (60) days or more delinquent in respect of any Monthly Payment, (ii) that becomes an REO Loan, (iii) that has been modified by the Special Servicer to reduce the amount of any Monthly Payment (other than a Balloon Payment), (iv) with respect to which a receiver in bankruptcy is appointed and continues in such capacity in respect of the related Mortgaged Property, (v) with respect to which the related

Mortgagor is subject to a bankruptcy proceeding or (vi) with respect to which any Balloon Payment on such Mortgage Loan has not been paid within 20 days following its most recent scheduled maturity date. Any Required Appraisal Loan shall cease to be such at such time as it has become a Corrected Mortgage Loan, it has remained current for twelve consecutive Monthly Payments, and no other Servicing Transfer Event has occurred with respect thereto during such twelve-month period.

            "Required Appraisal Value": An amount equal to 90% of the Appraised Value (net of any prior liens and estimated liquidation expenses) of the Mortgaged Property related to the subject Required Appraisal Loan as determined by a Required Appraisal or any letter update of such Required Appraisal; and provided further that for purposes of determining any Appraisal Reduction Amount in respect of such Required Appraisal Loan, such Appraisal Reduction Amount shall be amended annually to reflect the Required Appraisal Value determined pursuant to any Required Appraisal or letter update of a Required Appraisal conducted subsequent to the original Required Appraisal performed pursuant to
Section 3.09(a).

            "Reserve Account": The account or accounts created and maintained pursuant to Section 3.03(f).

            "Reserve Funds": With respect to any Mortgage Loan, any amounts delivered by the related Mortgagor to be held by or on behalf of the mortgagee representing reserves for repairs, capital improvements and/or environmental remediation in respect of the related Mortgaged Property.

            "Residual Interest Certificate": A Class R-I, Class R-II or Class R-III Certificate.

            "Responsible Officer": When used with respect to the Trustee, the President, the Treasurer, the Secretary, any Vice President, any Assistant Vice President, any Trust Officer, any Assistant Secretary or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Agreement. When used with respect to the Fiscal Agent, any officer or assistant officer thereof.

            "Scheduled Payment": With respect to any Mortgage Loan, for any Due Date following the Cut-off Date as of which it is outstanding, the Monthly Payment on such Mortgage Loan that is or would be, as the case may be, payable by the related Mortgagor on such Due Date under the terms of the related Mortgage Note as in effect on the Closing Date, without regard to any subsequent change in or modification of such terms in connection with a bankruptcy or similar proceeding involving the related Mortgagor or a modification, waiver or amendment of such Mortgage Loan granted or agreed to by the Special Servicer pursuant to Section 3.20, and assuming that the full amount of each prior Scheduled Payment has been made in a timely manner.

            "Securities Act": The Securities Act of 1933, as amended.

            "Senior Certificate": Any Class A-1, Class A-2, Class A-3 or Class IO Certificate.

            "Sequential Pay Certificates": Any of the Regular Interest Certificates other than the Class IO Certificates.

            "Servicing Account": The account or accounts created and maintained pursuant to Section 3.03(a).

            "Servicing Advances": All customary, reasonable and necessary "out of pocket" costs and expenses incurred by the Master Servicer, the Special Servicer, the Fiscal Agent or the Trustee in connection with the servicing of a Mortgage Loan, or in connection with the administration of any REO Property, including, but not limited to, the cost of (a) compliance with the obligations of the Master Servicer, the Special Servicer, the Fiscal Agent or the Trustee, if any, set forth in Section 3.03(c), (b) the preservation, insurance, restoration, protection and management of a Mortgaged Property (including, without limitation, the cost of any "forced placed" insurance policy purchased by the Master Servicer to the extent such cost is allocable to a particular Mortgaged Property that the Master Servicer or the Special Servicer is required to cause to be insured pursuant to Section 3.07(a)), (c) obtaining any Insurance Proceeds or Liquidation Proceeds, (d) any enforcement or judicial proceedings with respect to a Mortgaged Property, including, without limitation, foreclosures, (e) any Required Appraisal or any other appraisal expressly permitted or required to be obtained hereunder and (f) the operation, management, maintenance and liquidation of any REO Property; provided that, notwithstanding anything to the contrary, "Servicing Advances" shall not include allocable overhead of the Master Servicer or the Special Servicer, such as costs for office space, office equipment, supplies and related expenses, employee salaries and related expenses and similar internal costs and expenses, or costs and expenses incurred by any such party in connection with its purchase of any Mortgage Loan or REO Property pursuant to any provision of this Agreement.

            "Servicing Fees": With respect to each Mortgage Loan and REO Loan, the Master Servicing Fee and the Special Servicing Fee.

            "Servicing File": Any documents (other than documents required to be part of the related Mortgage File) in the possession of the Master Servicer or the Special Servicer and relating to the origination and servicing of any Mortgage Loan, including, without limitation, appraisals, surveys, engineering reports and environmental reports.

            "Servicing Officer": Any officer or employee of the Master Servicer or the Special Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans, whose name and specimen signature appear on a list of servicing officers furnished by such party to the Trustee and the Depositor on the Closing Date, as such list may be amended from time to time.

            "Servicing Standard": With respect to the Master Servicer or the Special Servicer, to service and administer the Mortgage Loans for which it is responsible: (i) with the same care, skill and diligence as is normal and usual in its general mortgage servicing and asset management activities on behalf of third parties or on behalf of itself, whichever is higher, with respect to mortgage loans comparable to the Mortgage Loans; (ii) with a view to the timely collection of all scheduled payments of principal and interest under the Mortgage Loans, or, if a Mortgage Loan comes into and continues in default and if, in the reasonable, good faith judgment of the Special Servicer, no satisfactory arrangements can be made for the collection of the delinquent payments, the maximization of the recovery on such Mortgage Loan to the Certificateholders (as a collective whole) on a present value basis (the relevant discounting of anticipated collections that will be distributable to the Certificateholders to be performed at the related Net Mortgage Rate); and
(iii) without regard to (A) any known relationship that the Master Servicer or the Special Servicer, as the case may be, or any Affiliate thereof may have with the related borrower; (B) the ownership of any Certificate by the Master Servicer or the Special Servicer, as the case may be, or any Affiliate thereof;
(C) the Master Servicer's or the Special Servicer's obligation to make Advances; and (D) the right of the Master Servicer or the Special Servicer, as the case may be, or any Affiliate of either of them, to receive reimbursement of costs, or the sufficiency of any compensation payable to it hereunder or with respect to any particular transaction.

            "Servicing Transfer Event": With respect to any Mortgage Loan, the occurrence of any of the events described in clauses (a) through (g) of the definition of "Specially Serviced Mortgage Loan".

            "Single Certificate": For purposes of Section 4.02, a hypothetical Certificate of any Class of Regular Interest Certificates evidencing a $1,000 denomination.

            "Special Servicer": GMAC Commercial Mortgage Corporation or its successor in interest, in its capacity as special servicer hereunder, or any successor special servicer appointed as herein provided.

            "Special Servicing Fee": With respect to each Specially Serviced Mortgage Loan and each REO Loan, the fee designated as such and payable to the Special Servicer pursuant to the first paragraph of Section 3.11(c).

            "Special Servicing Fee Rate": With respect to each Specially Serviced Mortgage Loan and each REO Loan, 0.25% per annum.

            "Specially Serviced Mortgage Loan": Any Mortgage Loan as to which any of the following events has occurred:

            (a) the related Mortgagor shall have failed to make any Monthly Payment and such failure has continued unremedied for 60 days (or, in the event that (i) the Mortgagor has failed to make a Balloon Payment, (ii) the Master Servicer has received written evidence from an institutional lender of such lender's binding commitment to refinance such Mortgage Loan and (iii) the related Mortgagor has continued to make monthly payments of principal and interest in an amount at least equal to the Monthly Payment due on the Due Date immediately preceding the scheduled maturity date, such failure has continued unremedied for the lesser of 120 days and the period within which such refinancing was expected to occur); or

            (b) the Master Servicer shall have determined, in its good faith, reasonable judgment, based on communications with the related Mortgagor, that a default in the making of a Monthly Payment is likely to occur within 30 days and is likely to remain unremedied for at least 60 days (or, in the event that (i) the Mortgagor is expected to default in the making of a Balloon Payment, (ii) the Master Servicer has received written evidence from an institutional lender of such lender's binding commitment to refinance such Mortgage Loan and (iii) the Master Servicer reasonably expects the related Mortgagor will continue to make monthly payments of principal and interest in an amount at least equal to the Monthly Payment due on the Due Date immediately preceding the scheduled maturity date, such default is likely to remain unremedied for the lesser of 120 days and the period within which such refinancing is expected to occur); or

            (c) there shall have occurred a default (other than as described in clause (a) above) that materially impairs the value of the Mortgaged Property as security for the Mortgage Loan or otherwise materially adversely affects the interests of Certificateholders and that continues unremedied for the applicable grace period under the terms of the Mortgage Loan (or, if no grace period is specified, for 30 days); or

            (d) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the related Mortgagor and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

            (e) the related Mortgagor shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to such Mortgagor or of or relating to all or substantially all of its property; or

            (f) the related Mortgagor shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

            (g) the Master Servicer shall have received notice of the commencement of foreclosure or similar proceedings with respect to the related Mortgaged Property;

provided, however, that a Mortgage Loan will cease to be a Specially Serviced Mortgage Loan when a Liquidation Event has occurred with respect to such Mortgage Loan, when the related Mortgaged Property has become an REO Property or, so long as at such time no circumstance identified in clauses (a) through
(g) above exists that would cause the Mortgage Loan to continue to be characterized as a Specially Serviced Mortgage Loan, when:

            (w) with respect to the circumstances described in clause (a) above, the related Mortgagor has made three consecutive full and timely Monthly Payments under the terms of such Mortgage Loan (as such terms may be changed or modified in connection with a bankruptcy or similar proceeding involving the related Mortgagor or by reason of a modification, waiver or amendment granted or agreed to by the Special Servicer pursuant to
                  Section 3.20);

            (x)   with respect to the circumstances described in clauses (b),
                  (d), (e) and (f) above, such circumstances cease to exist in the good faith reasonable judgment of the Special Servicer, but, with respect to any bankruptcy or insolvency proceedings described in clauses (d), (e) and (f), no later than the entry of an order or decree dismissing such proceeding;

            (y) with respect to the circumstances described in clause (c) above, such default is cured; and

            (z) with respect to the circumstances described in clause (g) above, such proceedings are terminated;

so long as at that time no circumstance identified in clauses (a) through (g) above exists that would cause the Mortgage Loan to continue to be characterized as a Specially Serviced Mortgage Loan.

            "Startup Day": With respect to each of REMIC I, REMIC II and REMIC III, the day designated as such in Section 10.01(c).

            "Stated Maturity Date": With respect to any Mortgage Loan, the Due Date specified in the Mortgage Note (as in effect on the Closing Date) on which the last payment of principal is due and payable under the terms of the Mortgage Note (as in effect on the Closing Date), without regard to any change in or modification of such terms in connection with a bankruptcy or similar proceeding involving the related Mortgagor or a modification, waiver or amendment of such Mortgage Loan granted or agreed to by the Special Servicer pursuant to Section
3.20 and, in the case of an ARD Loan, without regard to its Anticipated Repayment Date.

            "Stated Principal Balance": With respect to any Mortgage Loan (and any successor REO Loan), the Cut-off Date Balance of such Mortgage Loan, as permanently reduced on each Distribution Date (to not less than zero) by (i) all payments (or advances in lieu thereof) and other collections of principal of such Mortgage Loan (or successor REO Loan) that are distributed (or, to the extent that they had not been applied to cover Additional Trust Fund Expenses, would have been distributed) to Certificateholders on such Distribution Date, and (ii) the principal portion of any Realized Loss incurred in respect of such Mortgage Loan (or successor or REO Loan) during the related Collection Period. Notwithstanding the foregoing, if a Liquidation Event occurs in respect of any Mortgage Loan or REO Property, then the "Stated Principal Balance" of such Mortgage Loan or of the related REO Loan, as the case may be, shall be zero commencing as of the Distribution Date in the Collection Period next following the Collection Period in which such Liquidation Event occurred.

            "Subordinated Certificate": Any Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class R-I, Class R-II or Class R-III Certificate.

            "Sub-Servicer": Any Person with which the Master Servicer or the Special Servicer has entered into a Sub-Servicing Agreement.

            "Sub-Servicing Agreement": The written contract between the Master Servicer or the Special Servicer, on the one hand, and any Sub-Servicer, on the other hand, relating to servicing and administration of Mortgage Loans as provided in Section 3.22.

            "Tax Matters Person": With respect to each of the REMICs created hereunder, the Person designated as the "tax matters person" of such REMIC in the manner provided under Treasury regulation section 1.860F-4(d) and temporary Treasury regulation section 301.6231(a)(7)-1T, which Person shall be the Plurality Residual Interest Certificateholder in respect of the related Class of Residual Interest Certificates.

            "Tax Returns": The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of each of REMIC I, REMIC II and REMIC III due to its classification as a REMIC under the REMIC Provisions, and the federal income tax return to be filed on behalf of the Grantor Trust due to its classification as a grantor trust under the Grantor Trust Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service under any applicable provisions of federal tax law or any other governmental taxing authority under applicable state and local tax law.

            "Transfer": Any direct or indirect transfer, sale, pledge, hypothecation, or other form of assignment of any Ownership Interest in a Certificate.

            "Transfer Affidavit and Agreement": As defined in Section 5.02(d)(i)(B).

            "Transferee": Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

            "Transferor": Any Person who is disposing of, by Transfer, any Ownership Interest in a Certificate.

            "Trust Fund": Collectively, all of the assets of REMIC I, REMIC II, REMIC III and the Grantor Trust.

            "Trustee": LaSalle National Bank or its successor in interest, in its capacity as trustee hereunder, or any successor trustee appointed as herein provided.

            "Trustee Fee": With respect to each Distribution Date, an amount equal to one-twelfth of the product of (i) the Trustee Fee Rate, multiplied by
(ii) the aggregate Stated Principal Balance of the Mortgage Pool outstanding immediately prior to such Distribution Date.

            "Trustee Fee Rate": 0.0033%.

            "Trustee Liability": As defined in Section 8.05(b).

            "UCC": The Uniform Commercial Code in effect in the applicable jurisdiction.

            "UCC Financing Statement": A financing statement executed and filed pursuant to the Uniform Commercial Code, as in effect in any relevant jurisdiction.

            "Uncertificated Accrued Interest": With respect to any REMIC I Regular Interest, for any Distribution Date, one month's interest at the REMIC I Remittance Rate applicable to such REMIC I Regular Interest for such Distribution Date, accrued during the related Interest Accrual Period on the Uncertificated Principal Balance of such REMIC I Regular Interest outstanding immediately prior to such Distribution Date. With respect to any REMIC II Regular Interest, for any Distribution Date, one month's interest at the REMIC II Remittance Rate applicable to such REMIC II Regular Interest for such Distribution Date, accrued during the related Interest Accrual Period on the Uncertificated Principal Balance of such REMIC II Regular Interest outstanding immediately prior to such Distribution Date. Uncertificated Accrued Interest shall accrue on the basis of a 360-day year consisting of twelve 30-day months.

            "Uncertificated Distributable Interest": With respect to any REMIC
I Regular Interest for any Distribution Date, the Uncertificated Accrued Interest in respect of such REMIC I Regular Interest for such Distribution Date, reduced (to not less than zero) by the product of (i) any Net Aggregate Prepayment Interest Shortfall for such Distribution Date, multiplied by (ii) a fraction, the numerator of which is the Uncertificated Accrued Interest in respect of such REMIC I Regular Interest for such Distribution Date, and the denominator of which is the aggregate Uncertificated Accrued Interest in respect of all the REMIC I Regular Interests for such Distribution Date. With respect to any REMIC II Regular Interest for any Distribution Date, the Uncertificated Accrued Interest in respect of such REMIC II Regular Interest for such Distribution Date, reduced (to not less than zero) by the product of (i) any Net Aggregate Prepayment Interest Shortfall for such Distribution

Date, multiplied by (ii) a fraction, expressed as a percentage, the numerator of which is the Uncertificated Accrued Interest in respect of such REMIC II Regular Interest for such Distribution Date, and the denominator of which is the aggregate Uncertificated Accrued Interest in respect of all the REMIC II Regular Interests for such Distribution Date.

            "Uncertificated Principal Balance": The principal amount of any REMIC I Regular Interest or REMIC II Regular Interest outstanding as of any date of determination. As of the Closing Date, the Uncertificated Principal Balance of each REMIC I Regular Interest shall equal the Cut-off Date Balance of the related Mortgage Loan, and the Uncertificated Principal Balance of each REMIC II Regular Interest shall equal the amount set forth in the Preliminary Statement hereto as its initial Uncertificated Principal Balance. On each Distribution Date, the Uncertificated Principal Balance of each REMIC II Regular Interest shall be permanently reduced by all distributions of principal deemed to have been made thereon on such Distribution Date pursuant to Section 4.01(h), and shall be further permanently reduced on such Distribution Date by all Realized Losses and Additional Trust Fund Expenses deemed to have been allocated thereto on such Distribution Date pursuant to Section 4.04(b). On each Distribution Date, the Uncertificated Principal Balance of each REMIC I Regular Interest shall be permanently reduced by all distributions of principal deemed to have been made in respect of such REMIC I Regular Interest on such Distribution Date pursuant to Section 4.01(i), and shall be further permanently reduced on such Distribution Date by all Realized Losses and Additional Trust Fund Expenses deemed to have been allocated thereto on such Distribution Date pursuant to
Section 4.04(c).

            "Underwriter": Lehman Brothers Inc. or its successor in interest.

            "United States Person": A citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust, all within the meaning of Section 7701(a) (30) of the Code.

            "Voting Rights": The portion of the voting rights of all of the Certificates which is allocated to any Certificate. At all times during the term of this Agreement, 100% of the Voting Rights shall be allocated among the Holders of the Class A-1, Class A-2, Class A-3, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L and Class M Certificates in proportion to the respective Class Principal Balances of their Certificates. Voting Rights allocated to a Class of Certificateholders shall be allocated among such Certificateholders in standard proportion to the Percentage Interests evidenced by their respective Certificates.

            "Watch List Report": A report substantially containing the information described in Exhibit P attached hereto, including, among other things, any Mortgage Loan with a Debt Service Coverage Ratio of less than 1.0x and that is in jeopardy of becoming a Specially Serviced Mortgage Loan.

            "Weighted Average REMIC I Remittance Rate": With respect to any Distribution Date, the rate per annum equal to the weighted average, expressed as a percentage and rounded to six decimal places, of the respective REMIC I Remittance Rates applicable to the REMIC I Regular Interests for such Distribution Date, weighted on the basis of the respective Uncertificated Principal Balances of such REMIC I Regular Interests outstanding immediately prior to such Distribution Date.

            "Workout Fee": With respect to each Corrected Mortgage Loan, the fee designated as such and payable to the Special Servicer pursuant to Section 3.11(c).

            "Workout Fee Rate": With respect to each Corrected Mortgage Loan as to which a Workout Fee is payable, 1.0%.

            "Yield Maintenance Charge": Payments paid or payable, as the context requires, on a Mortgage Loan as the result of a Principal Prepayment thereon, not otherwise due thereon in respect of principal or interest, which have been calculated (based on Scheduled Payments on such Mortgage Loan) to compensate the holder for reinvestment losses based on the value of an interest rate index at or near the time of prepayment. Any other prepayment premiums, penalties and fees not so calculated will not be considered "Yield Maintenance Charges."

            SECTION 1.02. General Interpretive Principles.

            For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

            (i) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

            (ii) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

            (iii) references herein to "Articles", "Sections", "Subsections", "Paragraphs" and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

            (iv) a reference to a Subsection without further reference to a
      Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

            (v) the words "herein", "hereof", "hereunder", "hereto", "hereby" and other words of similar import refer to this Agreement as a whole and not to any particular provision;

            (vi) "or" is not exclusive; and

            (vii) the terms "include" or "including" shall mean without limitation by reason of enumeration.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
        REPRESENTATIONS AND WARRANTIES; ORIGINAL ISSUANCE OF CERTIFICATES

            SECTION 2.01. Creation of Trust; Conveyance of Mortgage Loans.

            (a) It is the intention of the parties hereto that a common law trust be established pursuant to this Agreement and that such trust be designated "LB Commercial Mortgage Trust". LaSalle National Bank is hereby appointed, and does hereby agree, to act as Trustee hereunder and, in such capacity, to hold the Trust Fund in trust for the exclusive use and benefit of all present and future Certificateholders. The Depositor, concurrently with the execution and delivery hereof, does hereby assign, sell, transfer, set over and otherwise convey to the Trustee in trust, without recourse, for the benefit of the Certificateholders all the right, title and interest of the Depositor, in, to and under (i) the Mortgage Loans, (ii) Sections 2, 3, 9,11, 12, 13, 14, 15, 16 and 17 of the Mortgage Loan Purchase Agreement and (iii) all other assets included or to be included in the Trust Fund. Such assignment includes all interest and principal received or receivable on or with respect to the Mortgage Loans and due after the Cut-off Date. The transfer of the Mortgage Loans and the related rights and property accomplished hereby is absolute and, notwithstanding
Section 11.07, is intended by the parties to constitute a sale.

            (b) In connection with the Depositor's assignment pursuant to
Section 2.01(a) above, the Depositor shall direct, and hereby represents and warrants that it has directed, the Mortgage Loan Seller, pursuant to the Mortgage Loan Purchase Agreement, to deliver to and deposit with, or cause to be delivered to and deposited with, the Trustee or a Custodian appointed thereby (with a copy to the Master Servicer), on or before the Closing Date, the Mortgage File for each Mortgage Loan so assigned. None of the Trustee, any Custodian, the Master Servicer or the Special Servicer shall be liable for any failure by the Mortgage Loan Seller or the Depositor to comply with the document delivery requirements of the Mortgage Loan Purchase Agreement and this Section
2.01 (b).

            (c) The Trustee shall, as to each Mortgage Loan, promptly (and in any event within 30 days following the later of Closing Date and the date on which the complete Mortgage File for such Mortgage Loan (including, without limitation, all necessary recording and filing information) has been delivered to the Trustee or its agent), at the Mortgage Loan Seller's expense pursuant to the Mortgage Loan Purchase Agreement, submit for recording or filing, as the case may be, in the appropriate public office for real property records or UCC Financing Statements, as appropriate, each assignment of Mortgage, assignment of Assignment of Leases and any other recordable documents relating to the Mortgage Loan, in favor of the Trustee referred to in clause (iv) of the definition of "Mortgage File", and each UCC-2 and UCC-3 assignment in favor of the Trustee referred to in clause (viii) of the definition of "Mortgage File." Each such assignment shall reflect that it should be returned by the public recording office to the Trustee or its agent following recording, and each such UCC-2 and UCC-3 assignment shall reflect that the file copy thereof should be returned to the Trustee or its agent following filing; provided that in those instances where the public recording office retains the original assignment of Mortgage or assignment of Assignment of Leases the Trustee shall obtain therefrom a certified copy of the recorded original. The Trustee shall forward a copy of each of the aforementioned assignments to the Master Servicer promptly following the Trustee's receipt thereof. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the Trustee shall direct the Mortgage Loan Seller pursuant to the Mortgage Loan Purchase Agreement promptly to prepare or cause to be prepared a substitute therefor or cure such defect, as the case may be, and thereafter the Trustee shall upon receipt thereof cause the same to be duly recorded or filed, as appropriate.

            (d) All documents and records in the possession of the Depositor or the Mortgage Loan Seller that relate to the Mortgage Loans and that are not required to be a part of a Mortgage File in accordance with the definition thereof, together with all unapplied Escrow Payments and Reserve Funds in the possession of the Depositor or the Mortgage Loan Seller that relate to the Mortgage Loans, shall be delivered to the Master Servicer or such other Person as may be directed by the Master Servicer (at the expense of the Depositor or the Mortgage Loan Seller) on or before the Closing Date and shall be held by the Master Servicer on behalf of the Trustee in trust for the benefit of the Certificateholders.

            (e) In connection with the Depositor's assignment pursuant to
Section 2.01(a) above, the Depositor shall deliver to the Trustee and the Master Servicer on or before the Closing Date a copy of a fully executed counterpart of the Mortgage Loan Purchase Agreement, as in full force and effect on the Closing Date.

            (f) It is not intended that this Agreement create a partnership or a joint-stock association.

            SECTION 2.02. Acceptance of Trust Fund by Trustee.

            (a) The Trustee, by its execution and delivery of this Agreement, hereby accepts receipt, directly or through a Custodian on its behalf, of (i) the Mortgage Loans and all documents delivered to it that constitute portions of the related Mortgage Files and (ii) all other assets delivered to it and included in the Trust Fund, in good faith and without notice of any adverse claim, and declares that it or a Custodian on its behalf holds and will hold such documents and any other documents subsequently received by it that constitute portions of the Mortgage Files, and that it holds and will hold the Mortgage Loans and such other assets, together with any other assets subsequently delivered to it that are to be included in the Trust Fund, in trust for the exclusive use and benefit of all present and future Certificateholders. In connection with the foregoing, the Trustee hereby certifies to each of the other parties hereto, the Mortgage Loan Seller and the Underwriter that, as to each Mortgage Loan, except as specifically identified in the Schedule of Exceptions to Mortgage File Delivery attached hereto as Exhibit C, (i) all documents specified in clauses (i) through (v), (vii) and (viii) of the definition of "Mortgage File" are in its possession or the possession of a Custodian on its behalf, and (ii) all documents and instruments received by it or any Custodian with respect to such Mortgage Loan have been reviewed by it or by such Custodian on its behalf and (A) appear regular on their face (handwritten additions, changes or corrections shall not constitute irregularities if initialed by the Mortgagor), (B) appear to have been executed (where appropriate) and (C) purport to relate to such Mortgage Loan.

            (b) On or about the 90th day following the Closing Date (and, if any exceptions are noted, again on or about the first anniversary of the Closing
Date), the Trustee or a Custodian on its behalf shall review the documents delivered to it or such Custodian with respect to each Mortgage Loan, and the Trustee shall, subject to Sections 2.01, 2.02(c) and 2.02(d), certify in writing to each of the other parties hereto, the Mortgage Loan Seller and the Underwriter that, as to each Mortgage Loan then subject to this Agreement (except as specifically identified in any exception report annexed to such certification): (i) all documents specified in clauses (i) through (v), (vii) and (viii) of the definition of "Mortgage File" are in its possession or the possession of a Custodian on its behalf; (ii) the recordation/filing contemplated by Section 2.01(c) has been completed (based solely on receipt by the Trustee of the particular recorded/filed documents); (iii) all documents received by it or any Custodian with respect to such Mortgage Loan have been reviewed by it or by such Custodian on its behalf and (A) appear regular on their face (handwritten additions, changes or corrections shall not constitute irregularities if initialed by the Mortgagor), (B) appear to have been executed (where appropriate) and (C) purport to relate to such Mortgage Loan; and (iv) based on the examinations referred to in Section 2.02(a) above and this Section 2.02(b) and only as to the foregoing documents, the information set forth in the Mortgage Loan Schedule with respect to the items specified in clauses (ii), (v) and (vi)(B) of the definition of "Mortgage Loan Schedule" accurately reflects the information set forth in the Mortgage File.

            (c) None of the Trustee, the Master Servicer, the Special Servicer or any Custodian is under any duty or obligation to inspect, review or examine any of the documents, instruments, certificates or other papers relating to the Mortgage Loans delivered to it to determine that the same are valid, legal, effective, genuine, binding, enforceable, sufficient or appropriate for the represented purpose or that they are other than what they purport to be on their face. Furthermore, none of the Trustee, the Master Servicer, the Special Servicer or any Custodian shall have any responsibility for determining whether the text of any assignment or endorsement is in proper or recordable form, whether the requisite recording of any document is in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction.

            (d) In performing the reviews contemplated by Subsections (a) and
(b) above, the Trustee may conclusively rely on the Mortgage Loan Seller as to the purported genuineness of any such document and any signature thereon. It is understood that the scope of the Trustee's review of the Mortgage Files is limited solely to confirming that the documents specified in clauses (i) through
(v), (vii) and (viii) of the definition of "Mortgage File" have been received and such additional information as will be necessary for delivering the certifications required by Subsections (a) and (b) above.

            SECTION 2.03. Mortgage Loan Seller's Repurchase of Mortgage Loans
                          for Document Defects and Breaches of Representations and Warranties.

            (a) If any party hereto discovers that any document or documents constituting a part of a Mortgage File has not been properly executed, is missing, contains information that does not conform in any material respect with the corresponding information set forth in the Mortgage Loan Schedule, or does not appear to be regular on its face (each, a "Document Defect"), or discovers or receives notice of a breach of any representation or warranty set forth in
Schedule I to, and made pursuant to Section 3 of, the Mortgage Loan Purchase Agreement (a "Breach"), and such Document Defect or Breach, as the case may be, materially and adversely affects the interests of the Certificateholders in, or the value of, any Mortgage Loan, such party shall give prompt written notice thereof to each of the Rating Agencies, the Mortgage Loan Seller and the other parties hereto. Promptly upon becoming aware of any such Document Defect or Breach (including through such written notice provided by any party hereto, as provided above), the Trustee shall request that the Mortgage Loan Seller, not later than 90 days from the Mortgage Loan Seller's receipt of such notice (or, in the case of a Document Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of the REMIC Provisions, not later than 90 days of any party discovering such Document Defect or Breach), cure such Document Defect or Breach, as the case may be, in all material respects (which cure shall include payment of losses and any Additional Trust Fund Expenses associated therewith) or, if such Document Defect or Breach, as the case may be, cannot be cured within such 90-day period, repurchase the affected Mortgage Loan at the applicable Purchase Price in accordance with the Mortgage Loan Purchase Agreement; provided, however, that if such Document Defect or Breach is capable of being cured but not within such 90-day period, such Document Defect or Breach is not related to any Mortgage Loan not being a "qualified mortgage" within the meaning of the REMIC Provisions and the Mortgage Loan Seller has commenced and is diligently proceeding with the cure of such Document Defect or Breach within such 90-day period, then (subject to the Mortgage Loan Seller's delivery of the Officer's Certificate contemplated by the Mortgage Loan Purchase Agreement) the Mortgage Loan Seller shall have an additional 90 days to complete such cure (or, in the event of a failure to so cure, to complete such repurchase); and provided, further, that if, any such Document Defect is still not cured after the initial 90 days and any such additional 90-day period solely due to the failure of a recording office to have returned the recorded document, then the Mortgage Loan Seller shall be entitled to continue to defer its cure and repurchase obligations in respect of such Document Defect so long as the Mortgage Loan Seller certifies to the Trustee every 30 days thereafter that the Document Defect is still in effect solely because of the failure of a recording office to have returned the recorded document and that the Mortgage Loan Seller is diligently pursuing the cure of such defect (specifying the actions being taken), provided that no such deferral of cure or repurchase may continue beyond the second anniversary of the Closing Date. If the affected Mortgage Loan is to be repurchased, the Master Servicer shall designate the Custodial Account as the account to which funds in the amount of the Purchase Price are to be wired. Notwithstanding the foregoing, the delivery of a commitment to issue a policy of lender's title insurance in lieu of the delivery of the actual policy of lender's title insurance shall not be considered a Document Defect with respect to any Mortgage File if such actual policy of insurance is delivered to the Trustee or a Custodian on its behalf not later than the 90th day following the Closing Date.

            (b) In connection with any repurchase of a Mortgage Loan contemplated by this Section 2.03, the Trustee, the Custodian, the Master Servicer and the Special Servicer shall each tender to the Mortgage Loan Seller, upon delivery to each of them of a receipt executed by the Mortgage Loan Seller, all portions of the Mortgage File and other documents pertaining to such Mortgage Loan possessed by it, and each document that constitutes a part of the Mortgage File shall be endorsed or assigned to the extent necessary or appropriate to the Mortgage Loan Seller or its designee in the same manner, and pursuant to appropriate forms of assignment, substantially similar to the manner and forms pursuant to which such documents were previously assigned to the Trustee; provided that such tender by the Trustee shall be conditioned upon its receipt from the Master Servicer of a Request for Release. The Master Servicer shall, and is hereby authorized and empowered by the Trustee to, prepare, execute and deliver in its own name, on behalf of the Certificateholders and the Trustee or any of them, the endorsements and assignments contemplated by this
Section 2.03, and the Trustee shall execute and deliver any powers of attorney necessary to permit the Master Servicer to do so; provided, however, that the Trustee shall not be held liable for any misuse of any such power of attorney by the Master Servicer.

            (c) The Mortgage Loan Purchase Agreement provides the sole remedies available to the Certificateholders, or the Trustee on behalf of the Certificateholders, respecting any Document Defect or Breach with respect to the Mortgage Loans.

            SECTION 2.04. Representations and Warranties of Depositor.

            (a) The Depositor hereby represents and warrants to the Trustee, for its own benefit and the benefit of the Certificateholders, and to the Fiscal Agent, the Master Servicer and the Special Servicer, as of the Closing Date, that:

            (i) The Depositor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

            (ii) The execution and delivery of this Agreement by the Depositor, and the performance and compliance with the terms of this Agreement by the Depositor, will not violate the Depositor's certificate of incorporation or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

            (iii) The Depositor has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

            (iv) This Agreement, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a valid, legal and binding obligation of the Depositor, enforceable against the Depositor in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            (v) The Depositor is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Depositor's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Depositor to perform its obligations under this Agreement or the financial condition of the Depositor.

            (vi) The transfer of the Mortgage Loans to the Trustee as contemplated herein requires no regulatory approval, other than any such approvals as have been obtained, and is not subject to any bulk transfer or similar law in effect in any applicable jurisdiction.

            (vii) No litigation is pending or, to the best of the Depositor's knowledge, threatened against the Depositor that, if determined adversely to the Depositor, would prohibit the Depositor from entering into this Agreement or that, in the Depositor's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Depositor to perform its obligations under this Agreement or the financial condition of the Depositor.

            (viii) Immediately prior to the transfer of the Mortgage Loans to the Trust Fund pursuant to this Agreement, (A) the Depositor had good and marketable title to, and was the sole owner and holder of, each Mortgage Loan; and (B) the Depositor has full right and authority to sell, assign and transfer the Mortgage Loans and all servicing rights pertaining thereto.

            (ix) The Depositor is transferring the Mortgage Loans to the Trust Fund free and clear of any liens, pledges, charges and security interests.

            (b) The representations and warranties of the Depositor set forth in
Section 2.04(a) shall survive the execution and delivery of this Agreement and shall inure to the benefit of the Persons for whose benefit they were made for so long as the Trust Fund remains in existence. Upon discovery by any party hereto of any breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice thereof to the other parties.

            SECTION 2.05. Execution, Authentication and Delivery of Class R-I
                          Certificates; Creation of REMIC I Regular Interests.

            The Trustee hereby acknowledges the assignment to it of the assets included in the Trust Fund. Concurrently with such assignment and in exchange therefor, (a) the REMIC I Regular Interests have been issued, and (b) pursuant to the written request of the Depositor executed by an officer thereof, the Trustee, as Certificate Registrar, has executed, and the Trustee, as Authenticating Agent, has authenticated and delivered to or upon the order of the Depositor, the Class R-I Certificates in authorized denominations. The interests evidenced by the Class R-I Certificates, together with the REMIC I Regular Interests, constitute the entire beneficial ownership of REMIC I. The rights of the Class R-I Certificateholders and REMIC II (as holder of the REMIC I Regular Interests) to receive distributions from the proceeds of REMIC I in respect of the Class R-I Certificates and the REMIC I Regular Interests, respectively, and all ownership interests evidenced or constituted by the Class R-I Certificates and the REMIC I Regular Interests, shall be as set forth in this Agreement.

            SECTION 2.06. Conveyance of REMIC I Regular Interests; Acceptance of
                          REMIC II by Trustee.

            The Depositor, as of the Closing Date, and concurrently with the execution and delivery of this Agreement, does hereby assign without recourse all the right, title and interest of the Depositor in and to the REMIC I Regular Interests to the Trustee for the benefit of the Holders of the Class R-II Certificates and REMIC III as the holder of the REMIC II Regular Interests. The Trustee acknowledges the assignment to it of the REMIC I Regular Interests and declares that it holds and will hold the same in trust for the exclusive use and benefit of all present and future Holders of the Class R-II Certificates and REMIC III as the holder of the REMIC II Regular Interests.

            SECTION 2.07. Execution, Authentication and Delivery of Class R-II
                          Certificates.

            Concurrently with the assignment to the Trustee of the REMIC I Regular Interests and in exchange therefor, (a) the REMIC II Regular Interests have been issued and (b) pursuant to the written request of the Depositor executed by an officer thereof, the Trustee, as Certificate Registrar, has executed, and the Trustee, as Authenticating Agent, has authenticated and delivered to or upon the order of the Depositor, the Class R-II Certificates in authorized denominations. The rights of the Class R-II Certificateholders and REMIC III (as holder of the REMIC II Regular Interests) to receive distributions from the proceeds of REMIC II in respect of the Class R-II Certificates and the REMIC II Regular Interests, respectively, and all ownership interests evidenced or constituted by the Class R-II Certificates and the REMIC II Regular Interests, shall be as set forth in this Agreement.

            SECTION 2.08. Conveyance of REMIC II Regular Interests; Acceptance
                          of REMIC III by Trustee.

            The Depositor, as of the Closing Date, and concurrently with the execution and delivery of this Agreement, does hereby assign without recourse all the right, title and interest of the Depositor in and to the REMIC II Regular Interests to the Trustee for the benefit of the Holders of the REMIC III Certificates. The Trustee acknowledges the assignment to it of the REMIC II Regular Interests and declares that it holds and will hold the same in trust for the exclusive use and benefit of all present and future Holders of the REMIC III Certificates.

            SECTION 2.09. Execution, Authentication and Delivery of REMIC III
                          Certificates.

            Concurrently with the assignment to the Trustee of the REMIC II Regular Interests and in exchange therefor, pursuant to the written request of the Depositor executed by an officer thereof, the Trustee, as Certificate Registrar, has executed, and the Trustee, as Authenticating Agent, has authenticated and delivered to or upon the order of the Depositor, the REMIC III Certificates in authorized denominations evidencing the entire beneficial ownership of REMIC III. The rights of the Holders of the respective Classes of REMIC III Certificates to receive distributions from the proceeds of REMIC III in respect of their REMIC III Certificates, and all ownership interests evidenced or constituted by the respective Classes of REMIC III Certificates in such distributions, shall be as set forth in this Agreement.

                                   ARTICLE III

                 ADMINISTRATION AND SERVICING OF THE TRUST FUND

            SECTION 3.01. Administration of the Mortgage Loans.

            (a) Each of the Master Servicer and the Special Servicer shall service and administer the Mortgage Loans that each is obligated to service and administer pursuant to this Agreement on behalf of the Trustee, for the benefit of the Certificateholders, as determined in the good faith and reasonable judgement of the Master Servicer or the Special Servicer, as the case may be, in accordance with any and all applicable laws, the terms of this Agreement and the terms of the respective Mortgage Loans and, to the extent consistent with the foregoing, in accordance with the Servicing Standard. The Master Servicer or the Special Servicer, as applicable in accordance with this Agreement, shall service and administer each Cross-Collateralized Group as a single Mortgage Loan as and when necessary and appropriate consistent with the Servicing Standard. Without limiting the foregoing, and subject to Section 3.21, (i) the Master Servicer shall service and administer all Mortgage Loans that are not Specially Serviced Mortgage Loans, and (ii) the Special Servicer shall service and administer each Specially Serviced Mortgage Loan and REO Property and shall render such services with respect to all Mortgage Loans and REO Properties as are specifically provided for herein. All references herein to the respective duties of the Master Servicer and the Special Servicer, and to the areas in which they may exercise discretion, shall be subject to Section 3.21.

            (b) Subject to Section 3.01(a) and Section 6.11, the Master Servicer and the Special Servicer shall each have full power and authority, acting alone, to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable. Without limiting the generality of the foregoing, each of the Master Servicer and the Special Servicer, in its own name, with respect to each of the Mortgage Loans it is obligated to service hereunder, is hereby authorized and empowered by the Trustee to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, (i) any and all financing statements, continuation statements and other documents or instruments necessary to maintain the lien created by any Mortgage or other security document in the related Mortgage File on the related Mortgaged Property and related collateral; (ii) in accordance with the Servicing Standard and subject to Section 3.20 and Section 6.11, any and all modifications, waivers, amendments or consents to or with respect to any documents contained in the related Mortgage File; and (iii) any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments. Subject to Section 3.10, the Trustee shall, at the written request of the Master Servicer or the Special Servicer, promptly execute any limited powers of attorney and other documents furnished by the Master Servicer or the Special Servicer that are necessary or appropriate to enable them to carry out their servicing and administrative duties hereunder; provided, however, that the Trustee shall not be held liable for any misuse of any such power of attorney by the Master Servicer or the Special Servicer.

            (c) The relationship of each of the Master Servicer and the Special Servicer to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

            SECTION 3.02. Collection of Mortgage Loan Payments.

            (a) Each of the Master Servicer or the Special Servicer shall undertake reasonable efforts to collect all payments required under the terms and provisions of the Mortgage Loans it is obligated to service hereunder and shall follow such collection procedures as are consistent with the Servicing Standard. Consistent with the foregoing, the Special Servicer, with regard to a Specially Serviced Mortgage Loan, or the Master Servicer, with regard to a Mortgage Loan that is not a Specially Serviced Mortgage Loan, may waive any Default Interest or late payment charge in connection with any payment on a Mortgage Loan.

            (b) All amounts collected in respect of any Cross-Collateralized Group in the form of payments from Mortgagors, Insurance Proceeds and Liquidation Proceeds, shall be applied by the Master Servicer among the Mortgage Loans constituting such Cross-Collateralized Group in accordance with the express provisions of the related loan documents and, in the absence of such express provisions, on a pro rata basis in accordance with the respective amounts then "due and owing" as to each such Mortgage Loan. All amounts collected in respect of or allocable to any particular Mortgage Loan (whether or not such Mortgage Loan constitutes part of a Cross-Collateralized Group) in the form of payments from Mortgagors, Liquidation Proceeds or Insurance Proceeds shall be applied to amounts due and owing under the related Mortgage Note and Mortgage (including, without limitation, for principal and accrued and unpaid interest) in accordance with the express provisions of the related Mortgage Note and Mortgage and, in the absence of such express provisions, shall be applied for purposes of this Agreement: first, as a recovery of any related and unreimbursed Servicing Advances; second, as a recovery of accrued and unpaid interest on such Mortgage Loan at the related Mortgage Rate to, but not including, the date of receipt (or, in the case of a full Monthly Payment from any Mortgagor, through the related Due Date), exclusive, however, in the case of an ARD Loan after its Anticipated Repayment Date, of any such accrued and unpaid interest that constitutes Additional Interest; third, as a recovery of principal of such Mortgage Loan then due and owing, including by reason of acceleration of the Mortgage Loan following a default thereunder (or, if a Liquidation Event has occurred in respect of such Mortgage Loan, as a recovery of principal to the extent of its entire remaining unpaid principal balance); fourth, as a recovery of amounts to be currently applied to the payment of, or escrowed for the future payment of, real estate taxes, assessments, insurance premiums, ground rents (if applicable) and similar items; fifth, as a recovery of Reserve Funds to the extent then required to be held in escrow; sixth, as a recovery of any Prepayment Premium or Yield Maintenance Charge then due and owing under such Mortgage Loan; seventh, as a recovery of any Default Interest and late payment charges then due and owing under such Mortgage Loan; eighth, as a recovery of any assumption fees and modification fees then due and owing under such Mortgage Loan; ninth, as a recovery of any other amounts then due and owing under such Mortgage Loan (other than remaining unpaid principal and, in the case of an ARD Loan after its Anticipated Repayment Date, other than Additional Interest); tenth, as a recovery of any remaining principal of such Mortgage Loan to the extent of its entire remaining unpaid principal balance; and, eleventh, in the case of an ARD Loan after its Anticipated Repayment Date, as a recovery of accrued and unpaid Additional Interest on such ARD Loan to but not including the date of receipt.

            SECTION 3.03. Collection of Taxes, Assessments and Similar Items;
                          Servicing Accounts; Reserve Accounts.

            (a) The Master Servicer shall, as to all Mortgage Loans, establish and maintain one or more accounts (the "Servicing Accounts"), in which all Escrow Payments shall be deposited and retained. Subject to the terms of the related Mortgage Loan documents, each Servicing Account shall be an Eligible Account. Withdrawals of amounts so collected from a Servicing Account may be made (to the extent of amounts on deposit therein in respect of the related Mortgage Loan or, in the case of clauses (iv) and (v), to the extent of interest or other income earned on such amounts) only to: (i) effect payment of real estate taxes, assessments, insurance premiums, ground rents (if applicable) and comparable items in respect of the respective Mortgaged Properties; (ii) reimburse the Master Servicer or the Special Servicer for any Servicing Advances made to cover any of the items described in the immediately preceding clause
(i); (iii) refund to Mortgagors any sums as may be determined to be overages;
(iv) pay interest, if required and as described below, to Mortgagors on balances in the Servicing Account; (v) pay the Master Servicer interest and investment income on balances in the Servicing Account as described in Section 3.06(b), if and to the extent not required by law or the terms of Mortgage Loan to be paid to the Mortgagor; or (vi) clear and terminate the Servicing Account at the termination of this Agreement in accordance with Section 9.01. To the extent permitted by law or the applicable Mortgage Loan, funds in the Servicing Accounts may be invested only in Permitted Investments in accordance with the provisions of Section 3.06. The Master Servicer shall pay or cause to be paid to the Mortgagors interest, if any, earned on the investment of funds in Servicing Accounts maintained thereby, if required by law or the terms of the related Mortgage Loan. If the Master Servicer shall deposit in a Servicing Account any amount not required to be deposited therein, it may at any time withdraw such amount from such Servicing Account, any provision herein to the contrary notwithstanding.

            (b) The Master Servicer shall, as to each and every Mortgage Loan,
(i) maintain accurate records with respect to the related Mortgaged Property reflecting the status of real estate taxes, assessments and other similar items that are or may become a lien thereon and the status of insurance premiums and any ground rents payable in respect thereof and (ii) use reasonable efforts to obtain, from time to time, all bills for (or otherwise confirm) the payment of such items (including renewal premiums) and, for the Mortgage Loans that require the related Mortgagor to escrow for such items, shall effect payment thereof prior to the applicable penalty or termination date. For purposes of effecting any such payment for which it is responsible, the Master Servicer shall apply Escrow Payments as allowed under the terms of the related Mortgage Loan (or, if such Mortgage Loan does not require the related Mortgagor to escrow for the payment of real estate taxes, assessments, insurance premiums, ground rents (if applicable) and similar items, the Master Servicer shall use reasonable efforts consistent with the Servicing Standard to cause the related Mortgagor to comply with the requirement of the related Mortgage that the Mortgagor make payments in respect of such items at the time they first become due). Subject to
Section 3.03(e), the Master Servicer shall timely make a Servicing Advance to cover any such item which is not so paid.

            (c) The Master Servicer shall, as to each and every Mortgage Loan, make a Servicing Advance with respect to the related Mortgaged Property in an amount equal to all such funds as are necessary for the purpose of effecting the payment of (i) real estate taxes, assessments and other similar items, (ii) ground rents (if applicable), and (iii) premiums on Insurance Policies, in each instance if and to the extent Escrow Payments (if any) collected from the related Mortgagor are insufficient to pay such item when due and the related Mortgagor has failed to pay such item on a timely basis, and provided that the particular Servicing Advance would not, if made, constitute a Nonrecoverable Servicing Advance. All such Servicing Advances shall be reimbursable in the first instance from related collections from the Mortgagors, and further as provided in Section 3.05(a). No costs incurred by the Master Servicer in effecting the payment of real estate taxes, assessments and, if applicable, ground rents on or in respect of the Mortgaged Properties shall, for purposes of this Agreement, including, without limitation, the Trustee's calculation of monthly distributions to Certificateholders, be added to the unpaid Stated Principal Balances of the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit. The foregoing shall in no way limit the Master Servicer's ability to charge and collect from the Mortgagor such costs together with interest thereon.

            If the Master Servicer or Special Servicer is required under any provision of this Agreement (including, but not limited to, this Section 3.03(c)) to make a Servicing Advance, but neither does so within 15 days after such Advance is required to be made, the Trustee shall, if it has actual knowledge of such failure on the part of the Master Servicer or Special Servicer, as the case may be, give written notice of such failure, as applicable, to the Master Servicer or the Special Servicer. If such Servicing Advance is not made by the Master Servicer or the Special Servicer within three Business Days after such notice is given to the Master Servicer or the Special Servicer, as applicable, then (subject to a determination that such Servicing Advance would, if made, be a Nonrecoverable Servicing Advance) the Trustee shall make such Servicing Advance. If the Trustee fails to make any Servicing Advance required to be made under this Section 3.03(c), then (subject to a determination that such Servicing Advance would, if made, be a Nonrecoverable Servicing Advance) the Fiscal Agent shall make such Servicing Advance within three Business Days of such failure by the Trustee and, thereby, the Trustee shall be deemed not to be in default under this Agreement. Any failure by the Master Servicer or the Special Servicer to make a Servicing Advance (excluding Servicing Advances determined to be Nonrecoverable Servicing Advances prior to the Master Servicer's or the Special Servicer's, as the case may be, refusal or failure to make such Servicing Advance) hereunder shall constitute an Event of Default by the Master Servicer or the Special Servicer, as the case may be, subject to and as provided in Section 7.01.

            (d) The Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent shall each be entitled to receive interest at the Reimbursement Rate in effect from time to time, compounded annually, accrued on the amount of each Servicing Advance made thereby (with its own funds) for so long as such Servicing Advance is outstanding, such interest to be payable: (i) at any time, out of late payment charges and Default Interest collected on or in respect of the particular Mortgage Loan or REO Property as to which such Servicing Advance relates; and (ii) to the extent that such late payment charges and Default Interest are insufficient, but only after the related Advance has been reimbursed pursuant to this Agreement, out of general collections on the Mortgage Loans and REO Properties on deposit in the Collection Account. The Master Servicer shall reimburse itself, the Special Servicer, the Trustee or the Fiscal Agent, as appropriate and in accordance with
Section 3.05(a), for any Servicing Advance as soon as practicable after funds available for such purpose are deposited in the Custodial Account.

            (e) None of the Master Servicer, the Special Servicer, the Trustee or the Fiscal Agent shall be required to make out of its own funds any Servicing Advance that would, if made, constitute a Nonrecoverable Servicing Advance. The determination by either the Master Servicer or the Special Servicer that it has made a Nonrecoverable Servicing Advance or that any proposed Servicing Advance, if made, would constitute a Nonrecoverable Servicing Advance, shall be made in accordance with the Servicing Standard and shall be evidenced by an Officers' Certificate delivered promptly to the Trustee and the Depositor, setting forth the basis for such determination, together with a copy of any appraisal of the related Mortgaged Property or REO Property, as the case may be (which appraisal shall take into account the factors specified in Section 3.18(e) and shall have been conducted by an Independent Appraiser in accordance with the standards of the Appraisal Institute, within the twelve months preceding such determination of nonrecoverability), and further accompanied by related Mortgagor operating statements and financial statements, budgets and rent rolls of the related Mortgaged Property (to the extent available and/or in the Master Servicer's or the Special Servicer's possession) and any engineers' reports, environmental surveys or similar reports that the Master Servicer or the Special Servicer may have obtained and that support such determination. The Trustee and the Fiscal Agent shall be entitled to rely, conclusively, on any determination by the Master Servicer or the Special Servicer that a Servicing Advance, if made, would be a Nonrecoverable Advance; provided, however, that if the Master Servicer or the Special Servicer has failed to make a Servicing Advance for reasons other than a determination by the Master Servicer or the Special Servicer, as applicable, that such Servicing Advance would be a Nonrecoverable Advance, the Trustee or the Fiscal Agent, as applicable, shall make such Servicing Advance within the time periods required by Section 3.03(c) unless the Trustee or the Fiscal Agent, in good faith, makes a determination that such Servicing Advance would be a Nonrecoverable Advance.

            Notwithstanding anything set forth herein to the contrary, however, the Master Servicer shall (at the direction of the Special Servicer if a Specially Serviced Mortgage Loan or an REO Property is involved) pay directly out of the Custodial Account any servicing expense that, if advanced by the Master Servicer or the Special Servicer, would constitute a Nonrecoverable Servicing Advance; provided that the Master Servicer (or the Special Servicer, if a Specially Serviced Mortgage Loan or an REO Property is involved) has determined in accordance with the Servicing Standard that making such payment is in the best interests of the Certificateholders (as a collective whole), as evidenced by an Officer's Certificate delivered promptly to the Trustee, the Depositor and the Controlling Class Representative, setting forth the basis for such determination and accompanied by any information that such Person may have obtained that supports such determination. A copy of any such Officer's Certificate (and accompanying information) of the Master Servicer shall also be promptly delivered to the Special Servicer, and a copy of any such Officer's Certificate (and accompanying information) of the Special Servicer shall also be promptly delivered to the Master Servicer. The Master Servicer may conclusively rely on any information in this regard provided by the Special Servicer (if other than the Master Servicer or an Affiliate thereof).

            (f) The Master Servicer shall, as to all Mortgage Loans, establish and maintain, as applicable, one or more accounts (the "Reserve Accounts"), into which all Reserve Funds, if any, shall be deposited and retained. Withdrawals of amounts so deposited may be made (i) to pay for, or to reimburse the related Mortgagor in connection with, the related repairs, capital improvements and/or environmental remediation at the related Mortgaged Property if the repairs, capital improvements and/or environmental remediation have been completed, and such withdrawals are made in accordance with the Servicing Standard and the terms of the related Mortgage Note, Mortgage and any other agreement with the related Mortgagor governing such Reserve Funds and (ii) to pay the Master Servicer interest and investment income earned on amounts in the Reserve Accounts as described below. To the extent permitted in the applicable Mortgage, funds in the Reserve Accounts may be invested in Permitted Investments in accordance with the provisions of Section 3.06. Subject to the related Mortgage Loan documents, all Reserve Accounts shall be Eligible Accounts. Consistent with the Servicing Standard, the Master Servicer may waive or extend the date set forth in any agreement governing such Reserve Funds by which the required repairs, capital improvements and/or environmental remediation at the related Mortgaged Property must be completed.

            SECTION 3.04. Custodial Account and Collection Account.

            (a) The Master Servicer shall establish and maintain one or more accounts (collectively, the "Custodial Account"), in which the amounts described in clauses (i) through (viii) below shall be deposited and held on behalf of the Trustee in trust for the benefit of the Certificateholders. The Custodial Account shall be an Eligible Account. The Master Servicer shall deposit or cause to be deposited in the Custodial Account, within two Business Days of receipt thereof (in the case of payments by Mortgagors or other collections on the Mortgage Loans) or as otherwise required hereunder, the following payments and collections received or made by the Master Servicer or on its behalf subsequent to the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due and payable on or before the Cut-off Date, which payments shall be delivered promptly to the Mortgage Loan Seller or its designee, with negotiable instruments endorsed as necessary and appropriate without recourse), or payments (other than Principal Prepayments) received by it on or prior to the Cut-off Date but allocable to a period subsequent thereto:

            (i) all payments on account of principal of the Mortgage Loans, including, without limitation, Principal Prepayments;

            (ii) all payments on account of interest on the Mortgage Loans, including, without limitation, Default Interest and Additional Interest, and late payment charges;

            (iii) all Prepayment Premiums and Yield Maintenance Charges;

            (iv) all Insurance Proceeds and Liquidation Proceeds (other than that portion of the Liquidation Proceeds described in clause (vi) of the definition thereof that are required to be deposited in the Collection Account pursuant to Section 9.01) received in respect of any Mortgage Loan;

            (v) any amounts required to be deposited by the Master Servicer pursuant to Section 3.06 in connection with losses incurred with respect to Permitted Investments of funds held in the Custodial Account;

            (vi) any amounts required to be deposited by the Master Servicer or the Special Servicer pursuant to Section 3.07(b) in connection with losses resulting from a deductible clause in a blanket hazard policy;

            (vii) any amounts required to be transferred from an REO Account pursuant to Section 3.16(c); and

            (viii) insofar as they do not constitute Escrow Payments, any amounts paid by a Mortgagor specifically to cover items for which a Servicing Advance has been made.

            The foregoing requirements for deposit in the Custodial Account shall be exclusive. Notwithstanding the foregoing, actual payments from Mortgagors in the nature of Escrow Payments, Reserve Funds, assumption fees, modification fees, extension fees, charges for beneficiary statements or demands, amounts collected for checks returned for insufficient funds and any similar fees need not be deposited by the Master Servicer in the Custodial Account. If the Master Servicer shall deposit in the Custodial Account any amount not required to be deposited therein, it may at any time withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding. The Master Servicer shall promptly deliver to the Special Servicer, as additional servicing compensation in accordance with Section 3.11(d), assumption fees, modification fees, extension fees and other transaction fees received by the Master Servicer to which the Special Servicer is entitled pursuant to such section upon receipt of a certificate of a Servicing Officer of the Special Servicer describing the item and amount. The Custodial Account shall be maintained as a segregated account, separate and apart from trust funds created for mortgage-backed securities of other series and the other accounts of the Master Servicer.

            Upon receipt of any of the amounts described in clauses (i) through
(iv) and (viii) above with respect to any Mortgage Loan, the Special Servicer shall promptly, but in no event later than one Business Day after receipt, remit such amounts to the Master Servicer for deposit into the Custodial Account in accordance with the second preceding paragraph, unless the Special Servicer determines, consistent with the Servicing Standard, that a particular item should not be deposited because of a restrictive endorsement or other appropriate reason. With respect to any such amounts paid by check to the order of the Special Servicer, the Special Servicer shall endorse such check to the order of the Master Servicer, unless the Special Servicer determines, consistent with the Servicing Standard, that a particular item cannot be so endorsed and delivered because of a restrictive endorsement or other appropriate reason. Any such amounts received by the Special Servicer with respect to an REO Property shall be deposited by the Special Servicer into the REO Account and remitted to the Master Servicer for deposit into the Custodial Account pursuant to Section 3.16(c).

            (b) The Trustee shall establish and maintain one or more trust accounts (collectively, the "Collection Account") to be held in trust for the benefit of the Certificateholders. The Collection Account shall be an Eligible Account. The Master Servicer shall deliver to the Trustee each month on or before the P&I Advance Date therein, for deposit in the Collection Account, an aggregate amount of immediately available funds equal to that portion of the Available Distribution Amount (calculated without regard to clause (b)(ii)(B) of the definition thereof) for the related Distribution Date then on deposit in the Custodial Account, together with (i) any Prepayment Premiums or Yield Maintenance Charges received on the Mortgage Loans during the related Collection Period, (ii) any Additional Interest collected on any ARD Loan after its Anticipated Repayment Date and (iii) in the case of the final Distribution Date, any additional amounts contemplated by the second paragraph of Section 9.01.

            In addition, the Master Servicer shall, as and when required hereunder, deliver to the Trustee (without duplication) for deposit in the Collection Account:

            (i) any P&I Advances required to be made by the Master Servicer in accordance with Section 4.03(a);

            (ii) any amounts required to be deposited by the Master Servicer pursuant to Section 3.06 in connection with losses realized on Permitted Investments with respect to funds held in the Collection Account;

            (iii) any amounts required to be deposited by the Master Servicer pursuant to Section 3.19(a) in connection with Prepayment Interest Shortfalls; and

            (iv) the Purchase Price paid in connection with the purchase by the Master Servicer of all of the Mortgage Loans and any REO Properties pursuant to Section 9.01, exclusive of the portion of such amounts required to be deposited in the Custodial Account pursuant to Section 9.01.

            The Trustee shall, upon receipt, deposit in the Collection Account any and all amounts received by the Trustee that are required by the terms of this Agreement to be deposited therein.

            (c) Funds in the Custodial Account and the Collection Account (other than Additional Interest received in respect of the ARD Loans after their respective Anticipated Repayment Dates) may be invested only in Permitted Investments in accordance with the provisions of Section 3.06. The Master Servicer shall give notice to the Trustee, the Special Servicer and the Rating Agencies of the location of the Custodial Account as of the Closing Date and of the new location of the Custodial Account prior to any change thereof. The Trustee shall give notice to the Master Servicer, the Special Servicer and the Rating Agencies of the location of the Collection Account as of the Closing Date and of the new location of the Collection Account prior to any change thereof.

            SECTION 3.05. Permitted Withdrawals From the Custodial Account and
                          the Collection Account.

            (a) The Master Servicer may, from time to time, make withdrawals from the Custodial Account for any of the following purposes (the order set forth below not constituting an order of priority for such withdrawals):

            (i) to remit to the Trustee for deposit in the Collection Account the amounts required to be so deposited pursuant to the first paragraph of
      Section 3.04(b) and any amounts that may be applied to make P&I Advances pursuant to Section 4.03(a);

            (ii) to reimburse the Fiscal Agent, the Trustee and itself, in that order, for unreimbursed P&I Advances, the Fiscal Agent's, the Trustee's and Master Servicer's, as the case may be, respective rights to reimbursement pursuant to this clause (ii) with respect to any P&I Advance (other than Nonrecoverable Advances, which are reimbursable pursuant to clause (vii) below) being limited to amounts that represent Late Collections of interest and principal (net of the related Master Servicing Fees and any related Workout Fees or Liquidation Fees) received in respect of the particular Mortgage Loan or REO Loan as to which such P&I Advance was made;

            (iii) to pay to itself earned and unpaid Master Servicing Fees in respect of each Mortgage Loan and REO Loan, the Master Servicer's right to payment pursuant to this clause (iii) with respect to any Mortgage Loan or REO Loan being limited to amounts received on or in respect of such Mortgage Loan (whether in the form of payments, Liquidation Proceeds or Insurance Proceeds) or such REO Loan (whether in the form of REO Revenues, Liquidation Proceeds or Insurance Proceeds) that are allocable as a recovery of interest thereon;

            (iv) to pay to the Special Servicer, out of general collections on the Mortgage Loans and any REO Properties, earned and unpaid Special Servicing Fees in respect of each Specially Serviced Mortgage Loan and REO Loan;

            (v) to pay the Special Servicer (or, if applicable, a predecessor Special Servicer) earned and unpaid Workout Fees and Liquidation Fees in respect of each Specially Serviced Mortgage Loan, Corrected Mortgage Loan and REO Loan, in the amounts and from the sources specified in Section 3.11(c);

            (vi) to reimburse the Fiscal Agent, the Trustee, itself or the Special Servicer, in that order, for any unreimbursed Servicing Advances, the Fiscal Agent's, the Trustee's, the Master Servicer's and the Special Servicer's respective rights to reimbursement pursuant to this clause (vi) with respect to any Servicing Advance being limited to payments made by the related Mortgagor that are allocable to such Servicing Advance, or to Liquidation Proceeds (net of Liquidation Fees payable therefrom), Insurance Proceeds and, if applicable, REO Revenues received in respect of the particular Mortgage Loan or REO Property as to which such Servicing Advance was made;

            (vii) to reimburse the Fiscal Agent, the Trustee, itself or the Special Servicer, in that order, out of general collections on the Mortgage Loans and any REO Properties, for any unreimbursed Advances that have been or are determined to be Nonrecoverable Advances;

            (viii) to pay the Fiscal Agent, the Trustee, itself or the Special Servicer, as the case may be, in that order, any interest accrued and payable in accordance with Section 3.03(d) or 4.03(d), as applicable, on any Advance made thereby, the Fiscal Agent's, the Trustee's, the Master Servicer's and the Special Servicer's respective rights to payment pursuant to this clause (viii) with respect to interest on any Advance being (A) limited to late payment charges and Default Interest collected in respect of the related Mortgage Loan or REO Loan, as the case may be, until such Advance is reimbursed, and (B) available out of general collections on the Mortgage Loans and any REO Properties after such Advance has been reimbursed;

            (ix) to pay, out of general collections on the Mortgage Loans and any REO Properties, for costs and expenses incurred by the Trust Fund pursuant to Section 3.09(c) (other than the costs of environmental testing, which are to be covered by, and reimbursable as, a Servicing Advance);

            (x) to pay itself, as additional servicing compensation in accordance with Section 3.11(b), (A) interest and investment income earned in respect of amounts held in the Custodial Account as provided in Section 3.06(b), but only to the extent of the Net Investment Earnings with respect to the Custodial Account for any Collection Period, (B) Prepayment Interest Excesses and (C) Default Interest and late payment charges in respect of Mortgage Loans that are not Specially Serviced Mortgage Loans (to the extent such Default Interest and/or late payment charges were not applied to offset interest on Advances pursuant to clause (viii)(A) above), and to pay the Special Servicer, as additional servicing compensation in accordance with Section 3.11(d), Default Interest and late payment charges in respect of Mortgage Loans that are Specially Serviced Mortgage Loans and in respect of

      REO Loans (to the extent such Default Interest and/or late payment charges were not applied to offset interest on Advances pursuant to clause
      (viii)(A) above);

            (xi) to pay, out of general collections on the Mortgage Loans and any REO Properties, for the cost of an independent appraiser or other expert in real estate matters retained pursuant to Section 3.03(e) or 4.03(c);

            (xii) to pay itself, the Special Servicer, the Depositor, or any of their respective directors, officers, employees and agents, as the case may be, out of general collections on the Mortgage Loans and any REO Properties, any amounts payable to any such Person pursuant to Section 6.03;

            (xiii) to pay, out of general collections on the Mortgage Loans and any REO Properties, for (A) the cost of the Opinion of Counsel contemplated by Section 11.02(a), (B) the cost of an Opinion of Counsel contemplated by Section 11.01(a) or 11.01(c) in connection with any amendment to this Agreement requested by the Master Servicer or the Special Servicer that protects or is in furtherance of the rights and interests of Certificateholders, and (C) the cost of recording this Agreement in accordance with Section 11.02(a);

            (xiv) to pay itself, the Special Servicer, the Mortgage Loan Seller, the Majority Subordinate Certificateholder or any other Person, as the case may be, with respect to each Mortgage Loan, if any, previously purchased by such Person pursuant to this Agreement, all amounts received thereon subsequent to the date of purchase;

            (xv) to pay, in accordance with Section 3.03(e), out of general collections on the Mortgage Loans and any REO Properties, any servicing expenses, that would, if advanced, constitute Nonrecoverable Servicing Advances; and

            (xvi) to clear and terminate the Custodial Account at the termination of this Agreement pursuant to Section 9.01.

            The Master Servicer shall keep and maintain separate accounting records, on a loan-by-loan and property-by-property basis when appropriate, in connection with any withdrawal from the Custodial Account pursuant to clauses
(ii) - (xv) above.

            The Master Servicer shall pay to the Special Servicer (or to third party contractors at the direction of the Special Servicer), the Trustee or the Fiscal Agent from the Custodial Account amounts permitted to be paid to the Special Servicer (or to any such third party contractor), the Trustee or the Fiscal Agent therefrom promptly upon receipt of a certificate of a Servicing Officer of the Special Servicer or of a Responsible Officer of the Trustee or Fiscal Agent, as the case may be, describing the item and amount to which the Special Servicer (or such third party contractor), the Trustee or the Fiscal Agent, as applicable, is entitled. The Master Servicer may rely conclusively on any such certificate and shall have no duty to re-calculate the amounts stated therein. The Special

Servicer shall keep and maintain separate accounting for each Specially Serviced Mortgage Loan and REO Property, on a loan-by-loan and property-by-property basis, for the purpose of justifying any request for withdrawal from the Custodial Account. With respect to each Mortgage Loan for which it makes an Advance, each of the Trustee and Fiscal Agent shall similarly keep and maintain separate accounting for each Mortgage Loan and REO Property, on a loan-by-loan and property-by-property basis, for the purpose of justifying any request for withdrawal from the Custodial Account for reimbursements of Advances or interest thereon.

            (b) The Trustee may, from time to time, make withdrawals from the Collection Account for any of the following purposes (in no particular order of priority):

            (i) to make distributions to Certificateholders on each Distribution Date pursuant to Section 4.01 or 9.01, as applicable;

            (ii) to pay the Trustee, the Fiscal Agent or any of their respective directors, officers, employees and agents, as the case may be, out of general collections on the Mortgage Loans and any REO Properties, any amounts payable or reimbursable to any such Person pursuant to Section 7.01(b), Section 8.05 and/or Section 8.17(b), as applicable;

            (iii) to pay the Master Servicer, as additional servicing compensation in accordance with Section 3.11(b), interest and investment income earned in respect of amounts held in the Collection Account as provided in Section 3.06(b) (but only to the extent of the Net Investment Earnings with respect to the Collection Account for any Collection Period);

            (iv) to pay, out of general collections on the Mortgage Loans and any REO Properties, for the cost of the Opinions of Counsel sought by the Trustee or the REMIC Administrator (A) as provided in clause (v) of the definition of "Disqualified Organization", (B) as contemplated by Sections 9.02(a)(i), 10.01(i) and 10.02(e), or (C) as contemplated by Section 11.01(a) or 11.01(c) in connection with any amendment to this Agreement requested by the Trustee which amendment is in furtherance of the rights and interests of Certificateholders;

            (v) to pay, out of general collections on the Mortgage Loans and any REO Properties, any and all federal, state and local taxes imposed on any of the REMICs created hereunder or on the assets or transactions of any such REMIC, together with all incidental costs and expenses, to the extent none of the Depositor, the Trustee, the REMIC Administrator, the Master Servicer or the Special Servicer is liable therefor pursuant to Section 10.01(j) or Section 10.02(f);

            (vi) to pay the REMIC Administrator, out of general collections on the Mortgage Loans and any REO Properties, any amounts reimbursable to it pursuant to Section 10.01(f) or Section 10.02(b);

            (vii) to pay the Master Servicer any amounts deposited by the Master Servicer in the Collection Account in error; and

            (viii) to clear and terminate the Collection Account at the termination of this Agreement pursuant to Section 9.01.

            SECTION 3.06. Investment of Funds in the Servicing Accounts, the
                          Reserve Accounts, the Custodial Account, the
                          Collection Account and the REO Account.

            (a) The Master Servicer may direct in writing any depository institution maintaining a Servicing Account, a Reserve Account or the Custodial Account and may direct in writing the Trustee with respect to the Collection Account (each, for purposes of this Section 3.06, an "Investment Account"), and the Special Servicer may direct in writing any depository institution maintaining the REO Account (also, for purposes of this Section 3.06, an "Investment Account"), to invest, or if it is such depository institution, may itself invest, the funds held therein (other than Additional Interest received in respect of the ARD Loans after their respective Anticipated Repayment Dates) in one or more Permitted Investments bearing interest or sold at a discount, and maturing, unless payable on demand, no later than the Business Day immediately preceding the next succeeding date on which such funds are required to be withdrawn from such account pursuant to this Agreement; provided that, in the case of any Servicing Account or Reserve Account, such investment direction shall be subject to the related Mortgage Loan documents. All such Permitted Investments shall be held to maturity, unless payable on demand. Any investment of funds in an Investment Account shall be made in the name of the Trustee (in its capacity as such). The Master Servicer (with respect to Permitted Investments of amounts in the Servicing Accounts, the Reserve Accounts and the Custodial Account) and the Special Servicer (with respect to Permitted Investments of amounts in the REO Account), on behalf of the Trustee, shall (and the Trustee hereby designates the Master Servicer and the Special Servicer, as applicable, as the person that shall) maintain continuous possession of any Permitted Investment that is either (i) a "certificated security", as such term is defined in the UCC, or (ii) other property in which a secured party may perfect its security interest by possession under the UCC or any other applicable law. Possession of any such Permitted Investment by the Master Servicer or the Special Servicer shall constitute possession by a Person designated by the Trustee for purposes of Section 8-313 of the UCC and possession by the Trustee, as secured party, for purposes of Section 9-305 of the UCC and any other applicable law. If amounts on deposit in an Investment Account are at any time invested in a Permitted Investment payable on demand, the Master Servicer (in the case of the Custodial Account, Servicing Accounts and Reserve Accounts), the Trustee (in the case of the Collection Account) or the Special Servicer (in the case of the REO Account) shall:

            (x) consistent with any notice required to be given thereunder, demand that payment thereon be made on the last day such Permitted Investment may otherwise mature hereunder in an amount equal to at least the lesser of (1) all amounts then payable thereunder and (2) the amount required to be withdrawn on such date; and

            (y) demand payment of all amounts due thereunder promptly upon determination by the Master Servicer or the Special Servicer, as the case may be, that such Permitted Investment would not constitute a Permitted Investment in respect of funds thereafter on deposit in the Investment Account.

            (b) Whether or not the Master Servicer directs the investment of funds in any of the Servicing Accounts, the Reserve Accounts, the Custodial Account or the Collection Account, interest and investment income realized on funds deposited therein, to the extent of the Net Investment Earnings, if any, for each such Investment Account for each Collection Period, and (in the case of Servicing Accounts and Reserve Accounts) to the extent not otherwise payable to Mortgagors under applicable law or the related Mortgage Loan documents, shall be for the sole and exclusive benefit of the Master Servicer and shall be subject to its withdrawal in accordance with Section 3.03(a), 3.03(f) or 3.05(a) or withdrawal by the Trustee at its direction in accordance with Section 3.05(b), as applicable. Whether or not the Special Servicer directs the investment of funds in the REO Account, interest and investment income realized on funds deposited therein, to the extent of the Net Investment Earnings, if any, for such Investment Account for each Collection Period, shall be for the sole and exclusive benefit of the Special Servicer and shall be subject to its withdrawal in accordance with Section 3.16(b). If any loss shall be incurred in respect of any Permitted Investment on deposit in any Investment Account, the Master Servicer (in the case of the Servicing Accounts, the Reserve Accounts (except to the extent that any investment of funds with respect thereto is at the direction of a Mortgagor in accordance with the related Mortgage Loan documents or applicable law), the Custodial Account and the Collection Account) and the Special Servicer (in the case of the REO Account) shall promptly deposit therein from its own funds, without right of reimbursement, no later than the end of the Collection Period during which such loss was incurred, the amount of the Net Investment Loss, if any, for such Investment Account for such Collection Period.

            (c) Except as expressly provided otherwise in this Agreement, if any default occurs in the making of a payment due under any Permitted Investment, or if a default occurs in any other performance required under any Permitted Investment, the Trustee may, and subject to Section 8.02, upon the request of Certificateholders entitled to a majority of the Voting Rights allocated to a Class, shall take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings.

            (d) Notwithstanding the investment of funds held in any Investment Account, for purposes of the calculations hereunder, including, without limitation, the calculation of the Available Distribution Amount, the amounts so invested shall be deemed to remain on deposit in such Investment Account.

            SECTION 3.07. Maintenance of Insurance Policies; Errors and
                          Omissions and Fidelity Coverage.

            (a) The Master Servicer (with respect to Mortgage Loans other than Specially Serviced Mortgaged Loans) and the Special Servicer (with respect to Specially Serviced Mortgage Loans) shall, consistent with the Servicing Standard, cause to be maintained for each Mortgaged Property all insurance coverage as is required under the related Mortgage; provided that if and to the extent that any such Mortgage permits the holder thereof any discretion (by way of consent, approval or otherwise) as to the insurance coverage that the related Mortgagor is required to maintain, the Master Servicer or Special Servicer, as the case may be, shall exercise such discretion in a manner consistent with the Servicing Standard; and provided further that, if and to the extent that a Mortgage so permits, the related Mortgagor shall be required to exercise its reasonable best efforts to obtain the required insurance coverage from Qualified Insurers that have a "claims paying ability" rating (or, in the case of Moody's, an insurance financial strength rating) of at least "A2" or "A", as applicable, from each of Moody's and DCR (if then rated by DCR) (or, in the case of either Rating Agency, such lower rating as will not result in qualification, downgrade or withdrawal of any of the ratings then assigned to the Certificates by such Rating Agency, as evidenced in writing by such Rating Agency). The Majority Subordinate Certificateholder may request that earthquake insurance be secured for one or more Mortgaged Properties at the expense of the Majority Subordinate Certificateholder. Subject to Section 3.17(a), the Special Servicer, in accordance with the Servicing Standard, shall also cause to be maintained for each REO Property no less insurance coverage than was previously required of the Mortgagor under the related Mortgage; provided that all such insurance shall be obtained from Qualified Insurers that, if they are providing casualty insurance, shall have (or any entities that guarantee or back, in writing, such Qualified Insurers' obligations shall have) a claims paying ability rating (or, in the case of Moody's, an insurance financial strength rating) of at least "A2" or "A", as applicable, from each of Moody's and DCR (if then rated by DCR) (or, in the case of either Rating Agency, such lower rating as will not result in qualification, downgrade or withdrawal of any of the ratings then assigned to the Certificates by such Rating Agency, as evidenced in writing by such Rating Agency). All such insurance policies shall contain (if they insure against loss to property and do not relate to an REO Property) a "standard" mortgagee clause, with loss payable to the Master Servicer (in the case of insurance maintained in respect of Mortgage Loans, including, without limitation, Specially Serviced Mortgage Loans), and shall be in the name of the Special Servicer (in the case of insurance maintained in respect of REO Properties), on behalf of the Trustee; and, in each case, such insurance shall be issued by a Qualified Insurer. Any amounts collected by the Master Servicer or the Special Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or REO Property or amounts to be released to the related Mortgagor, in each case subject to the rights of any tenants and ground lessors, as the case may be, and in each case in accordance with the terms of the related Mortgage and the Servicing Standard) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.05(a), in the case of amounts received in respect of a Mortgage Loan, or in the REO Account, subject to withdrawal pursuant to Section 3.16(c), in the case of amounts received in respect of an REO Property. Any cost incurred by the Master Servicer or the Special Servicer in maintaining any such insurance shall not, for purposes hereof, including, without limitation, calculating monthly distributions to Certificateholders, be added to the unpaid principal balance or Stated Principal Balance of the related Mortgage Loan or REO Loan, notwithstanding that the terms of such Mortgage Loan so permit, but shall be recoverable by the Master Servicer and the Special Servicer as a Servicing Advance.

            (b) If either the Master Servicer or the Special Servicer shall obtain and maintain, or cause to be obtained and maintained, a blanket policy insuring against hazard losses on all of the Mortgage Loans and/or REO Properties that it is required to service and administer, then, to the extent such policy (i) is obtained from a Qualified Insurer having (or whose obligations are guaranteed or backed, in writing, by an entity having) a claims-paying rating (or, in the case of Moody's, an insurance financial strength rating) of at least "A2" or "A", as applicable, from each of Moody's and DCR (if then rated by DCR, and if not rated by DCR, then an equivalent rating by at least one additional nationally recognized statistical rating agency, or otherwise approved by DCR) (or, in the case of either Rating Agency, such lower rating as will not result in qualification, downgrade or withdrawal of any of the ratings then assigned to the Certificates by such Rating Agency, as evidenced in writing by such Rating Agency), and (ii) provides protection equivalent to the individual policies otherwise required, the Master Servicer or the Special Servicer, as the case may be, shall conclusively be deemed to have satisfied its obligation to cause hazard insurance to be maintained on the related Mortgaged Properties and/or REO Properties. Such blanket policy may contain a deductible clause (not in excess of a customary amount), in which case the Master Servicer or the Special Servicer, as appropriate, shall, if there shall not have been maintained on the related Mortgaged Property or REO Property a hazard insurance policy complying with the requirements of Section 3.07(a), and there shall have been one or more losses that would have been covered by such policy, promptly deposit into the Custodial Account from its own funds the amount not otherwise payable under the blanket policy because of such deductible clause. The Master Servicer or the Special Servicer, as appropriate, shall prepare and present, on behalf of itself, the Trustee and Certificateholders, claims under any such blanket policy in a timely fashion in accordance with the terms of such policy.

            (c) Each of the Master Servicer and the Special Servicer shall at all times during the term of this Agreement (or, in the case of the Special Servicer, at all times during the term of this Agreement in which Specially Serviced Mortgage Loans or REO Properties are part of the Trust Fund) keep in force with Qualified Insurers having (or whose obligations are guaranteed or backed, in writing, by entities having) a claims-paying rating (or, in the case of Moody's, an insurance financial strength rating) of at least "Baa3" from Moody's, and "A" from DCR (if then rated by DCR) (or, in the case of either Rating Agency, such lower rating as will not result in qualification, downgrade or withdrawal of any of the ratings then assigned to the Certificates by such Rating Agency, as evidenced in writing by such Rating Agency), a fidelity bond, which fidelity bond shall be in such form and amount as would permit it to be a qualified FNMA seller-servicer of multifamily mortgage loans, or in such other form and amount as would not cause the qualification, downgrade or withdrawal of any rating assigned by either Rating Agency to the Certificates (as evidenced in writing from each Rating Agency). Each of the Master Servicer and the Special Servicer shall be deemed to have complied with the foregoing provision if an Affiliate thereof has such fidelity bond coverage and, by the terms of such fidelity bond, the coverage afforded thereunder extends to the Master Servicer or the Special Servicer, as the case may be.

            Each of the Master Servicer and the Special Servicer shall at all times during the term of this Agreement (or, in the case of the Special Servicer, at all times during the term of this Agreement in which Specially Serviced Mortgage Loans and/or REO Properties are part of the Trust Fund) also keep in force with Qualified Insurers having a claims-paying rating (or, in the case of Moody's, an insurance financial strength rating) of at least "Baa3" from Moody's and "A" from DCR (if then rated by DCR) (or, in the case of either Rating Agency, such lower rating as will not result in qualification, downgrade or withdrawal of any of the ratings then assigned to the Certificates by such Rating Agency, as evidenced in writing by such Rating Agency), a policy or policies of insurance covering loss occasioned by the errors and omissions of its officers, employees and agents in connection with its servicing obligations hereunder, which policy or policies shall be in such form and amount as would permit it to be a qualified FNMA seller-servicer of multifamily mortgage loans, or in such other form and amount as would not cause the qualification, downgrade or withdrawal of any rating assigned by either Rating Agency to the Certificates (as evidenced in writing from each Rating Agency). Each of the Master Servicer and the Special Servicer shall be deemed to have complied with the foregoing provisions if an Affiliate thereof has such insurance and, by the terms of such policy or policies, the coverage afforded thereunder extends to the Master Servicer or the Special Servicer, as the case may be.

            For so long as the long-term debt obligations of the Master Servicer or Special Servicer, as the case may be (or, in the case of the initial Master Servicer and Special Servicer, their respective direct or indirect parent), are rated at least "A" or the equivalent by each of the Rating Agencies (or, in the case of either Rating Agency, such lower rating as will not result in qualification, downgrade or withdrawal of any of the ratings then assigned to the Certificates by such Rating Agency, as evidenced in writing by such Rating Agency), such Person may self-insure with respect to the risks described in this
Section 3.07(c).

            SECTION 3.08. Enforcement of Alienation Clauses.

            With respect to all Mortgage Loans, the Special Servicer, on behalf of the Trustee as the mortgagee of record, shall, to the extent permitted by applicable law, enforce the restrictions contained in the related Mortgage on transfers or further encumbrances of the related Mortgaged Property and on transfers of interests in the related Mortgagor, unless (i) the Special Servicer has determined, in its reasonable, good faith judgment, that waiver of such restrictions would be in accordance with the Servicing Standard and (ii) such waiver is consistent with Section 6.11. Promptly after the Special Servicer has made any such determination, the Special Servicer shall deliver to the Trustee, the Rating Agencies and the Master Servicer an Officers' Certificate setting forth the basis for such determination. Notwithstanding the foregoing, the Special Servicer shall not exercise any such waiver in respect of a due-on-encumbrance provision without receiving prior written confirmation from each Rating Agency that such action would not result in a qualification, downgrade or withdrawal of any of the ratings then assigned to the Certificates; provided that, in the event that the principal balance of the related Mortgage Loan is less than 2% of the aggregate principal balance of all of the Mortgage Loans as of the date of such waiver, no prior written consent will be required from DCR, but the Special Servicer will deliver notice of such waiver to DCR.

            SECTION 3.09. Realization Upon Defaulted Mortgage Loans; Required
                          Appraisals.

            (a) The Special Servicer shall, subject to Sections 3.09(b), 3.09(c), 3.09(d) and 6.11, exercise reasonable efforts, consistent with the Servicing Standard, to foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments, including, without limitation, pursuant to
Section 3.20. The Special Servicer shall advance all costs and expenses (other than costs or expenses that would, if incurred, constitute a Nonrecoverable Servicing Advance) incurred by it in any such proceedings, and shall be entitled to reimbursement therefor as provided in Section 3.05(a). Nothing contained in this Section 3.09 shall be construed so as to require the Special Servicer, on behalf of the Trust Fund, to make a bid on any Mortgaged Property at a foreclosure sale or similar proceeding that is in excess of the fair market value of such property, as determined by the Special Servicer in its reasonable and good faith judgment taking into account the factors described in Section 3.18(e) and the results of any appraisal obtained as provided below in this
Section 3.09, all such bids to be made in a manner consistent with the Servicing Standard. If and when the Master Servicer or the Special Servicer deems it necessary and prudent for purposes of establishing the fair market value of any Mortgaged Property securing a defaulted Mortgage Loan, whether for purposes of bidding at foreclosure or otherwise, it may have an appraisal performed with respect to such property by an Independent Appraiser or other expert in real estate matters, which appraisal shall take into account the factors specified in
Section 3.18(e), and the cost of which appraisal shall be covered by, and be reimbursable as, a Servicing Advance. With respect to each Required Appraisal Loan, the Special Servicer will be required to obtain a Required Appraisal within 60 days of a Mortgage Loan becoming a Required Appraisal Loan (unless an appraisal meeting the requirements of a Required Appraisal was obtained for such Required Appraisal Loan within the prior 12 months, in which case such appraisal shall be the Required Appraisal) and thereafter shall obtain a letter update of such Required Appraisal once every 12 months for so long as such Mortgage Loan remains a Required Appraisal Loan. The Special Servicer shall deliver copies of all such Required Appraisals and letter updates to the Trustee and Master Servicer, in each such case, promptly following the Special Servicer's receipt of the subject item, and based thereon, the Master Servicer shall calculate and notify the Trustee, the Special Servicer and the Controlling Class Representative of any resulting Appraisal Reduction Amount. The Special Servicer shall advance the cost of each such Required Appraisal and letter update; provided, however, that such expense will be subject to reimbursement to the Special Servicer as a Servicing Advance out of the Custodial Account pursuant to
Section 3.05(a). At any time that any Appraisal Reduction Amount exists with respect to any Required Appraisal Loan, the Controlling Class Representative may, at its own expense, obtain and deliver to the Master Servicer and the Trustee an appraisal that satisfies the requirements of a "Required Appraisal", and upon the written request of the Controlling Class Representative, the Master Servicer shall recalculate the Appraisal Reduction

Amount in respect of such Required Appraisal Loan based on such appraisal and notify the Trustee, the Special Servicer and the Controlling Class Representative of such recalculated Appraisal Reduction Amount.

            (b) Notwithstanding any other provision of this Agreement, no Mortgaged Property shall be acquired by the Special Servicer as part of the Trust Fund under such circumstances, in such manner or pursuant to such terms as would (i) cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code (unless the portion of such REO Property that is not treated as "foreclosure property" and that is held by REMIC I at any given time constitutes not more than a de minimis amount of the assets of REMIC I within the meaning of Treasury regulation
Section 1.860D-1(b)(3)(i) and (ii)), or (ii) except as permitted by Section 3.17(a), subject the Trust Fund to the imposition of any federal income taxes under the Code. In addition, the Special Servicer shall not acquire any personal property pursuant to this Section 3.09 unless either:

            (i) such personal property is incident to real property (within the meaning of Section 856(e)(1) of the Code) so acquired by the Special Servicer; or

            (ii) the Special Servicer shall have obtained an Opinion of Counsel (the cost of which shall be covered by, and be reimbursable as, a Servicing Advance) to the effect that the holding of such personal property as part of the Trust Fund will not cause the imposition of a tax on any of REMIC I, REMIC II or REMIC III under the REMIC Provisions or cause any of REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC at any time that any Certificate is outstanding.

            (c) Notwithstanding the foregoing provisions of this Section 3.09, neither the Master Servicer nor the Special Servicer shall, on behalf of the Trustee, obtain title to a Mortgaged Property by deed in lieu of foreclosure or otherwise, or take any other action with respect to any Mortgaged Property, if, as a result of any such action, the Trustee, on behalf of the Certificateholders, could, in the reasonable, good faith judgment of the Master Servicer or the Special Servicer, as the case may be, made in accordance with the Servicing Standard, be considered to hold title to, to be a "mortgagee-in-possession" of, or to be an "owner" or "operator" of such Mortgaged Property within the meaning of CERCLA or any comparable law (a "potentially responsible party"), unless such action is consistent with Section
6.11 and the Special Servicer has previously determined (as evidenced by an Officers' Certificate to such effect delivered to the Trustee that shall specify all of the bases for such determination) in accordance with the Servicing Standard, and based on a Environmental Assessment of such Mortgaged Property performed by an Independent Person who regularly conducts Environmental Assessments and performed within six months prior to any such acquisition of title or other action (a copy of which Environmental Assessment shall be delivered to the Trustee and the Master Servicer), that:

            (i) the Mortgaged Property is in compliance with applicable environmental laws and regulations or, if not, that it would maximize the recovery to the Certificateholders on a present value basis (the relevant discounting of anticipated collections that will be distributable to Certificateholders to be performed at the related Net Mortgage Rate) to acquire title to or possession of the Mortgaged Property and to take such actions as are necessary to bring the Mortgaged Property into compliance therewith in all material respects; and

            (ii) there are no circumstances or conditions present at the Mortgaged Property relating to the use, management or disposal of Hazardous Materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any applicable environmental laws and regulations or, if such circumstances or conditions are present for which any such action could reasonably be expected to be required, that it would maximize the recovery to the Certificateholders on a present value basis (the relevant discounting of anticipated collections that will be distributable to Certificateholders to be performed at the related Net Mortgage Rate) to acquire title to or possession of the Mortgaged Property and to take such actions with respect to the affected Mortgaged Property.

            The Special Servicer shall undertake, in good faith, reasonable efforts to make the determination referred to in the preceding paragraph and may conclusively rely on the Environmental Assessment referred to above in making such determination. The cost of any such Environmental Assessment shall be covered by, and reimbursable as, a Servicing Advance; and if any such Environmental Assessment so warrants, the Special Servicer shall perform or cause to be performed such additional environmental testing as it deems necessary and prudent to determine whether the conditions described in clauses
(i) and (ii) of the preceding paragraph have been satisfied (the cost of any such additional testing also to be covered by, and reimbursable as, a Servicing Advance). The cost of any remedial, corrective or other further action contemplated by clause (i) and/or clause (ii) of the preceding paragraph, shall be payable out of the Custodial Account pursuant to Section 3.05.

            (d) If the environmental testing contemplated by Section 3.09(c) above establishes that any of the conditions set forth in clauses (i) and (ii) of the first sentence thereof has not been satisfied with respect to any Mortgaged Property securing a defaulted Mortgage Loan, the Special Servicer shall take such action as is in accordance with the Servicing Standard (other than proceeding against the Mortgaged Property) and, at such time as it deems appropriate, may, on behalf of the Trustee, release all or a portion of such Mortgaged Property from the lien of the related Mortgage; provided that, if such Mortgage Loan has a then outstanding principal balance of greater than $1 million, then prior to the release of all or a portion of the related Mortgaged Property from the lien of the related Mortgage, (i) the Special Servicer shall have notified the Rating Agencies, the Trustee and the Master Servicer in writing of its intention to so release all or a portion of such Mortgaged Property and the bases for such intention, (ii) the Trustee shall have notified the Certificateholders in writing of the Special Servicer's intention to so release all or a portion of such Mortgaged Property and (iii) the Holders of Certificates entitled to a majority of the Voting Rights shall not have objected to such release within 30 days of the Trustee's distributing such notice.

            (e) The Special Servicer shall report to the Master Servicer, the Underwriter and the Trustee monthly in writing as to any actions taken by the Special Servicer with respect to any Mortgaged Property that represents security for a defaulted Mortgage Loan as to which the environmental testing contemplated in Section 3.09(c) above has revealed that any of the conditions set forth in clauses (i) and (ii) of the first sentence thereof has not been satisfied, in each case until the earlier to occur of satisfaction of all such conditions and release of the lien of the related Mortgage on such Mortgaged Property.

            (f) The Special Servicer shall have the right to determine, in accordance with the Servicing Standard, the advisability of seeking to obtain a deficiency judgment if the state in which the Mortgaged Property is located and the terms of the Mortgage Loan permit such an action and shall, in accordance with the Servicing Standard, seek such deficiency judgment if it deems advisable.

            (g) The Special Servicer shall prepare and file information returns with respect to the receipt of mortgage interest received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P of the Code and each year deliver to the Trustee and the REMIC Administrator an Officers' Certificate stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.

            (h) As soon as the Special Servicer makes a Final Recovery Determination with respect to any Mortgage Loan or REO Property, it shall promptly notify the Trustee and the Master Servicer. The Special Servicer shall maintain accurate records, prepared by a Servicing Officer, of each such Final Recovery Determination (if any) and the basis thereof. Each such Final Recovery Determination (if any) shall be evidenced by an Officer's Certificate delivered to the Trustee and the Master Servicer no later than the third Business Day following such Final Recovery Determination.

            SECTION 3.10. Trustee and Custodian to Cooperate; Release of
                          Mortgage Files.

            (a) Upon the payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full shall be escrowed in a manner customary for such purposes, the Master Servicer shall promptly notify the Trustee by a certification (which certification shall be in the form of a Request for Release in the form of Exhibit D-1 attached hereto and shall be accompanied by the form of a release or discharge and shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.04(a) have been or will be so deposited) of a Servicing Officer (a copy of which certification shall be delivered to the Special Servicer) and shall request delivery to it of the related Mortgage File. Upon receipt of such certification and request, the Trustee shall release, or cause any related Custodian to release, the related Mortgage File to the Master Servicer and shall deliver to the Master Servicer such release or discharge, duly executed. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Collection Account.

            (b) If from time to time, and as appropriate for servicing or foreclosure of any Mortgage Loan, the Master Servicer or the Special Servicer shall otherwise require any Mortgage File (or any portion thereof), the Trustee, upon request of the Master Servicer and receipt from the Master Servicer of a Request for Release in the form of Exhibit D-1 attached hereto signed by a Servicing Officer thereof, or upon request of the Special Servicer and receipt from the Special Servicer of a Request for Release in the form of Exhibit D-2 attached hereto, shall release, or cause any related Custodian to release, such Mortgage File (or portion thereof) to the Master Servicer or the Special Servicer, as the case may be. Upon return of such Mortgage File (or portion thereof) to the Trustee or related Custodian, or the delivery to the Trustee of a certificate of a Servicing Officer of the Special Servicer stating that such Mortgage Loan was liquidated and that all amounts received or to be received in connection with such liquidation that are required to be deposited into the Custodial Account pursuant to Section 3.04(a) have been or will be so deposited, or that such Mortgage Loan has become an REO Property, a copy of the Request for Release shall be released by the Trustee or related Custodian to the Master Servicer or the Special Servicer, as applicable.

            (c) Within seven Business Days (or within such shorter period (but no less than three Business Days) as execution and delivery can reasonably be accomplished if the Special Servicer notifies the Trustee of an exigency) of the Special Servicer's request therefor, the Trustee shall execute and deliver to the Special Servicer (or the Special Servicer may execute and deliver in the name of the Trustee based on a limited power of attorney issued in favor of the Special Servicer pursuant to Section 3.01(b)), in the form supplied to the Trustee, any court pleadings, requests for trustee's sale or other documents stated by the Special Servicer to be reasonably necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or REO Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity or to defend any legal action or counterclaim filed against the Trust Fund, the Master Servicer or the Special Servicer. Together with such documents or pleadings, the Special Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

            SECTION 3.11. Servicing Compensation.

            (a) As compensation for its activities hereunder, the Master Servicer shall be entitled to receive the Master Servicing Fee with respect to each Mortgage Loan (including, without limitation, each Specially Serviced Mortgage Loan) and REO Loan. As to each such Mortgage Loan and REO Loan, the Master Servicing Fee shall accrue from time to time (on the basis of a 360-day year consisting of twelve 30-day months) at the related Master Servicing Fee Rate on the same principal amount as interest accrues from time to time on such Mortgage Loan or is deemed to accrue from time to time on such REO Loan. The Master Servicing Fee with respect to any Mortgage Loan or REO Loan shall cease to accrue if a Liquidation Event occurs in respect thereof. Earned but unpaid Master Servicing Fees shall be payable monthly, on a loan-by-loan basis, from payments of interest on each Mortgage Loan and REO Revenues allocable as interest on each REO Loan. The Master Servicer shall be entitled to recover unpaid Master Servicing Fees in respect of any Mortgage Loan or REO Loan out of that portion of related Insurance Proceeds or Liquidation Proceeds allocable as recoveries of interest, to the extent permitted by Section 3.05(a)(iii). The right to receive the Master Servicing Fee may not be transferred in whole or in part except in connection with the transfer of all of the Master Servicer's responsibilities and obligations under this Agreement.

            (b) Additional servicing compensation in the form of (i) late payment charges, Default Interest, charges for beneficiary statements or demands, amounts collected for checks returned for insufficient funds and any similar fees (excluding Prepayment Premiums or Yield Maintenance Charges), in each case to the extent actually paid by a Mortgagor with respect to a Mortgage Loan that is not a Specially Serviced Mortgage Loan, and (ii) fifty percent (50%) of any assumption fee to the extent actually paid by a Mortgagor with respect to any Mortgage Loan, may be retained by the Master Servicer and are not required to be deposited in the Custodial Account; provided that the Master Servicer's right to receive late payment charges and Default Interest pursuant to clause (i) above shall be limited to the portion of such items that have not been applied to pay interest on Advances in respect of the related Mortgage Loan. The Master Servicer shall also be entitled to additional servicing compensation in the form of (i) Prepayment Interest Excesses; (ii) interest or other income earned on deposits in the Custodial Account and the Collection Account, in accordance with Section 3.06(b) (but only to the extent of the Net Investment Earnings, if any, with respect to each such account for each Collection Period), and (iii) to the extent not required to be paid to any Mortgagor under applicable law, any interest or other income earned on deposits in the Servicing Accounts and Reserve Accounts maintained thereby. The Master Servicer shall be required to pay out of its own funds all expenses incurred by it in connection with its servicing activities hereunder (including, without limitation, payment of any amounts due and owing to any of its Sub-Servicers and the premiums for any blanket policy insuring against hazard losses pursuant to
Section 3.07(b)), if and to the extent such expenses are not payable directly out of the Custodial Account, and the Master Servicer shall not be entitled to reimbursement therefor except as expressly provided in this Agreement.

            (c) As compensation for its activities hereunder, the Special Servicer shall be entitled to receive the Special Servicing Fee with respect to each Specially Serviced Mortgage Loan and each REO Loan. As to each Specially Serviced Mortgage Loan and REO Loan, the Special Servicing Fee shall accrue from time to time (on the basis of a 360-day year consisting of twelve 30-day months) at the Special Servicing Fee Rate on the same principal amount as interest accrues from time to time on such Specially Serviced Mortgage Loan or is deemed to accrue from time to time on such REO Loan. The Special Servicing Fee with respect to any Specially Serviced Mortgage Loan or REO Loan shall cease to accrue as of the date a Liquidation Event occurs in respect thereof or it becomes a Corrected Mortgage Loan. Earned but unpaid Special Servicing Fees shall be payable monthly out of general collections on the Mortgage Loans and any REO Properties on deposit in the Custodial Account pursuant to Section 3.05(a).

            In addition, with respect to each Corrected Mortgage Loan, the Special Servicer shall be entitled to receive the Workout Fee, unless the basis on which such Mortgage Loan became a Corrected Mortgage Loan was the remediation of a circumstance or condition relating to the Mortgage Loan Seller's obligation to repurchase such Mortgage Loan as contemplated by Section 2.03, in which case, if such Mortgage Loan is repurchased within the 180-day period described in
Section 2.03(a), no Workout Fee will be payable from or based upon the receipt of, any Purchase Price paid by the Mortgage Loan Seller in satisfaction of such repurchase obligation. Furthermore, no Workout Fees will be payable from or based upon the receipt of any Liquidation Proceeds paid by the Depositor, the Master Servicer, the Special Servicer, the Underwriter or the Majority Subordinate Certificateholder in connection with the purchase of all the Mortgage Loans and any REO Properties in the Trust Fund pursuant to Section 9.01 hereof. As to each Corrected Mortgage Loan, subject to the exceptions provided for in the two preceding sentences, the Workout Fee shall be payable from, and shall be calculated by application of the Workout Fee Rate to, all collections of principal, interest, Prepayment Premiums and/or Yield Maintenance Charges received on such Mortgage Loan for so long as it remains a Corrected Mortgage Loan. The Workout Fee with respect to any Corrected Mortgage Loan will cease to be payable if such Mortgage Loan becomes a Specially Serviced Mortgage Loan or if the related Mortgaged Property becomes an REO Property; provided that a new Workout Fee will become payable if and when such Mortgage Loan again becomes a Corrected Mortgage Loan. If the Special Servicer is terminated other than for cause or resigns in accordance with the first sentence of the first paragraph of
Section 6.04, it shall retain the right to receive any and all Workout Fees payable in respect of Mortgage Loans that became Corrected Mortgage Loans during the period that it acted as Special Servicer and were still such at the time of such termination or resignation (and the successor Special Servicer shall not be entitled to any portion of such Workout Fees), in each case until the Workout Fee for any such Mortgage Loan ceases to be payable in accordance with the preceding sentence.

            As further compensation for its activities hereunder, the Special Servicer shall also be entitled to receive a Liquidation Fee with respect to each Specially Serviced Mortgage Loan or REO Property as to which it receives any full or discounted payoff from the related Mortgagor or any Liquidation Proceeds (other than in connection with the purchase of any such Specially Serviced Mortgage Loan or REO Property by the Majority Subordinate Certificateholder pursuant to Section 3.18(b), by the Master Servicer or the Special Servicer pursuant to Section 3.18(c), by the Depositor, the Master Servicer, the Special Servicer, the Underwriter or the Majority Subordinate Certificateholder pursuant to Section 9.01, or by the Mortgage Loan Seller pursuant to Section 2.03 within 180 days of its discovery or notice of the Breach or Document Defect that gave rise to the repurchase obligation, and other than in connection with the condemnation or other governmental taking of a Mortgaged Property or REO Property). As to each such Specially Serviced Mortgage Loan or REO Property, the Liquidation Fee shall be payable from, and shall be calculated by application of the Liquidation Fee Rate to, such full or discounted payoff and/or Liquidation Proceeds; provided that no Liquidation Fee shall be payable with respect to any such Specially

Serviced Mortgage Loan that becomes a Corrected Mortgage Loan; and provided, further, that (without limiting the Special Servicer's right to any Workout Fee that is properly payable therefrom), no Liquidation Fee shall be payable from, or based upon the receipt of, Liquidation Proceeds collected as a result of any purchase of a Specially Serviced Mortgage Loan or REO Property described in the parenthetical to the first sentence of this paragraph or in connection with a condemnation or other governmental taking of a Mortgaged Property or REO Property.

            Notwithstanding anything to the contrary herein, a Liquidation Fee and a Workout Fee relating to the same Mortgage Loan shall not be paid from the same proceeds on or with respect to such Mortgage Loan.

            The Special Servicer's right to receive the Special Servicing Fee, the Workout Fee and the Liquidation Fee may not be transferred in whole or in part except in connection with the transfer of all of the Special Servicer's responsibilities and obligations under this Agreement.

            (d) Additional servicing compensation in the form of (i) late payment charges or Default Interest received on or with respect to Specially Serviced Mortgage Loans, (ii) fifty percent (50%) of assumption fees collected on all Mortgage Loans and (iii) one hundred percent (100%) of modification fees and extension fees collected on all Mortgage Loans, in each case to the extent actually paid by the related Mortgagor, shall be retained by the Special Servicer or promptly paid to the Special Servicer by the Master Servicer and shall not be required to be deposited in the Custodial Account pursuant to
Section 3.04(a); provided that the Special Servicer's right to receive late payment charges and Default Interest pursuant to clause (i) above shall be limited to the portion of such items that have not been applied to pay interest on Advances in respect of the related Specially Serviced Mortgage Loan . The Special Servicer shall also be entitled to additional servicing compensation in the form of: (i) interest or other income earned on deposits in the REO Account, if established, in accordance with Section 3.06(b) (but only to the extent of the Net Investment Earnings, if any, with respect to the REO Account for each Collection Period). The Special Servicer shall be required to pay out of its own funds all expenses incurred by it in connection with its servicing activities hereunder (including, without limitation, payment of any amounts due and owing to any of its Sub-Servicers and the premiums for any blanket policy obtained by it insuring against hazard losses pursuant to Section 3.07(b)), if and to the extent such expenses are not payable directly out of the Custodial Account or the REO Account, and the Special Servicer shall not be entitled to reimbursement therefor except or expressly provided in this Agreement.

            SECTION 3.12. Property Inspections; Collection of Financial
                          Statements; Delivery of Certain Reports.

            (a) The Special Servicer shall at its expense perform or cause to be performed a physical inspection of a Mortgaged Property as soon as practicable after a related Mortgage Loan becomes a Specially Serviced Mortgage Loan. The Master Servicer shall at its expense perform or cause to be performed an inspection of each of the Mortgaged Properties at least once per calendar year, if the Special Servicer has not already done so during that period pursuant to the preceding sentence. The Master Servicer and the Special Servicer shall each promptly prepare or cause to be prepared (and, in the case of reports prepared by or on behalf of the Special Servicer, deliver to the Master Servicer) a written report of each such inspection performed by it that sets forth in detail the condition of the Mortgaged Property and that specifies the existence of: (i) any sale, transfer or abandonment of the Mortgaged Property of which the Master Servicer or the Special Servicer, as applicable, is aware, (ii) any change in the condition or value of the Mortgaged Property that the Master Servicer or the Special Servicer, as applicable, in its reasonable, good faith judgment, considers material, or (iii) any waste committed on the Mortgaged Property. The Master Servicer shall deliver copies of any and all such inspection reports received or prepared by it to the Trustee upon request. The Master Servicer and Special Servicer shall each forward copies of any such inspection reports prepared by it to the Underwriter upon request.

            The Special Servicer, in the case of any Specially Serviced Mortgage Loan and REO Loan, and the Master Servicer, in the case of all other Mortgage Loans, shall each, consistent with the Servicing Standard, use reasonable efforts to obtain quarterly and annual operating statements and rent rolls with respect to each of the related Mortgaged Properties and REO Properties. The Special Servicer shall, promptly following receipt, deliver copies of the operating statements and rent rolls received or obtained by it to the Master Servicer, and the Master Servicer shall promptly deliver copies of the operating statements and rent rolls received or obtained by it to the Trustee upon request.

            Within 30 days after receipt by the Master Servicer or ten days after receipt by the Special Servicer of any annual operating statements with respect to any Mortgaged Property or REO Property, as applicable, each of the Master Servicer and the Special Servicer shall prepare or update (and, in the case of the Special Servicer, forward to the Master Servicer) an NOI Adjustment Worksheet for such Mortgaged Property or REO Property (with the annual operating statements attached thereto as an exhibit).

            The Special Servicer with respect to each Specially Serviced Mortgage Loan and REO Loan, and the Master Servicer with respect to each other Mortgage Loan, shall each prepare and maintain (and, in the case of the Special Servicer, deliver to the Master Servicer promptly following preparation and each update) one Operating Statement Analysis for each Mortgaged Property and REO Property, as applicable. The Operating Statement Analysis for each Mortgaged Property and REO Property is to be updated by each of the Master Servicer and the Special Servicer within thirty days after its respective receipt of updated operating statements for such Mortgaged Property or REO Property, as the case may be. The Master Servicer and the Special Servicer shall each use the "Normalized" column from the NOI Adjustment Worksheet for any Mortgaged Property or REO Property, as the case may be, to update the corresponding Operating Statement Analysis and shall use any operating statements received with respect to any Mortgaged Property or REO Property, as the case may be, to prepare the NOI Adjustment Worksheet for such property. Copies of Operating Statement Analyses and NOI Adjustment Worksheets are to be made available by the Master Servicer to the Trustee upon request.

            (b) Not later than 2:00 p.m. (New York City time) on the second Business Day prior to each Determination Date, the Special Servicer shall deliver or cause to be delivered to the Master Servicer the following reports with respect to the Specially Serviced Mortgage Loans and any REO Properties, providing the required information as of the end of the preceding calendar month: (i) a CSSA Property File Report; (ii) a CSSA Loan File Report; and (iii) a Loan Payoff Notification Report. Not later than 2:00 p.m. (New York City time) on the second Business Day following each Determination Date, the Special Servicer shall deliver or cause to be delivered to the Master Servicer the following reports with respect to the Specially Serviced Mortgage Loans and any REO Properties, providing the required information as of such Determination
Date: (i) a Delinquent Loan Status Report; (ii) a Comparative Financial Status Report; (iii) an Historical Loss Estimate Report; (iv) an Historical Loan Modification Report; and (v) an REO Status Report.

            (c) Not later than 2:00 p.m. (New York City time) on the third Business Day after each Determination Date, the Master Servicer shall deliver or cause to be delivered to the Trustee: (i) the most recent Delinquent Loan Status Report, Historical Loss Estimate Report, Historical Loan Modification Report and REO Status Report received from the Special Servicer pursuant to Section 3.12(b); (ii) the most recent CSSA Property File Report, CSSA Loan File Report, Comparative Financial Status Report and Loan Payoff Notification Report (in each case combining the reports prepared by the Special Servicer and the Master Servicer); and (iii) a Watch List Report with information that is current as of such Determination Date.

            (d) The Special Servicer shall deliver to the Master Servicer the reports set forth in Section 3.12(b) and the Master Servicer shall deliver to the Trustee the reports set forth in Section 3.12(c) in an electronic format reasonably acceptable to the Special Servicer and the Master Servicer with respect to the reports set forth in Section 3.12(b), and the Master Servicer and the Trustee with respect to the reports set forth in Section 3.12(c). The Master Servicer may, absent manifest error, conclusively rely on the reports to be provided by the Special Servicer pursuant to Section 3.12(b). The Trustee may, absent manifest error, conclusively rely on the reports to be provided by the Master Servicer pursuant to Section 3.12(c) to the extent that the underlying information is solely within the control of the Master Servicer or the Special Servicer. In the case of information or reports to be furnished by the Master Servicer to the Trustee pursuant to Section 3.12(c), to the extent that such information is based on reports to be provided by the Special Servicer pursuant to Section 3.12(b) and to the extent that such reports are to be prepared and delivered by the Special Servicer pursuant to Section 3.12(b), the Master Servicer shall have no obligation to provide such information or reports until it has received such information or reports from the Special Servicer, and the Master Servicer shall not be in default hereunder due to a delay in providing the reports required by Section 3.12(c) caused by the Special Servicer's failure to timely provide any report required under Section 3.12(b) of this Agreement.

            SECTION 3.13. Annual Statement as to Compliance.

            Each of the Master Servicer and the Special Servicer shall deliver to the Trustee, the Depositor, the Underwriter and each other, on or before April 15 of each year, beginning April 15, 1999, an Officer's Certificate (the "Annual Performance Certification") stating, as to the signer thereof, that (i) a review of the activities of the Master Servicer or the Special Servicer, as the case may be, during the preceding calendar year and of its performance under this Agreement has been made under such officer's supervision, (ii) to the best of such officer's knowledge, based on such review, the Master Servicer or the Special Servicer, as the case may be, has fulfilled all of its obligations under this Agreement in all material respects throughout such year (or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof), and (iii) the Master Servicer or the Special Servicer, as the case may be, has received no notice regarding the qualification, or challenging the status, of any of REMIC I, REMIC II or REMIC III as a REMIC or the Grantor Trust as a grantor trust, from the Internal Revenue Service or any other governmental agency or body (or, if it has received any such notice, specifying the details thereof).

            SECTION 3.14. Reports by Independent Public Accountants.

            On or before April 15 of each year, beginning April 15, 1999, each of the Master Servicer and the Special Servicer at its expense shall cause a firm of independent public accountants (which may also render other services to the Master Servicer or the Special Servicer) with at least 250 professionals and that is a member of the American Institute of Certified Public Accountants to furnish a statement (the "Annual Accountants' Report") to the Trustee, the Depositor, the Underwriter and each other, to the effect that (i) has obtained a letter of representation regarding certain matters from the management of the Master Servicer or the Special Servicer, as applicable, which includes an assertion that the Master Servicer or the Special Servicer, as applicable, has complied with certain minimum mortgage loan servicing standards (to the extent applicable to commercial and multifamily mortgage loans), identified in the Uniform Single Attestation Program for Mortgage Bankers established by the Mortgage Bankers Association of America, with respect to the servicing of commercial and multifamily mortgage loans during the most recently completed calendar year and (ii) on the basis of an examination conducted by such firm in accordance with standards established by the American Institute of Certified Public Accountants, such representation is fairly stated in all material respects, subject to such exceptions and other qualifications that may be appropriate. In rendering its report such firm may rely, as to matters relating to the direct servicing of commercial and multifamily mortgage loans by sub-servicers, upon comparable reports of firms of independent certified public accountants rendered on the basis of examinations conducted in accordance with the same standards (rendered within one year of such report) with respect to those sub-servicers.

            The Master Servicer and the Special Servicer, to the extent applicable, will reasonably cooperate with the Depositor in conforming any reports delivered pursuant to this Section 3.14 to requirements imposed by the Commission on the Depositor in connection with the Commission's issuance of a no-action letter relating to the Depositor's reporting requirements in respect of the Trust Fund pursuant to the Exchange Act.

            SECTION 3.15. Access to Certain Information.

            Each of the Master Servicer and the Special Servicer shall afford to the Trustee, the Underwriter, the Rating Agencies and the Depositor, and to the OTS, the FDIC and any other banking or insurance regulatory authority that may exercise authority over any Certificateholder, access to any records regarding the Mortgage Loans and the servicing thereof within its control, except to the extent it is prohibited from doing so by applicable law or contract or to the extent such information is subject to a privilege under applicable law to be asserted on behalf of the Certificateholders. Such access shall be afforded only upon reasonable prior written request and during normal business hours at the offices of the Master Servicer or the Special Servicer, as the case may be, designated by it.

            SECTION 3.16. Title to REO Property; REO Account.

            (a) If title to any REO Property is acquired, the deed or certificate of sale shall be issued to the Trustee on behalf of the Certificateholders. The Special Servicer, on behalf of the Trust Fund, shall sell any REO Property by the end of the third calendar year following the calendar year in which REMIC I acquires ownership of such REO Property for purposes of Section 860G(a)(8) of the Code, unless the Special Servicer either
(i) applies, more than sixty days prior to the end of such third succeeding year, for and is granted an extension of time (an "REO Extension") by the Internal Revenue Service to sell such REO Property or (ii) obtains for the Trustee an Opinion of Counsel, addressed to the Trustee, the Special Servicer and the Master Servicer, to the effect that the holding by REMIC I of such REO Property subsequent to the end of such third succeeding year will not result in the imposition of taxes on "prohibited transactions" (as defined in Section 860F of the Code) of any of REMIC I, REMIC II or REMIC III or cause any of REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC at any time that any Certificates are outstanding. If the Special Servicer is granted the REO Extension contemplated by clause (i) of the immediately preceding sentence or obtains the Opinion of Counsel contemplated by clause (ii) of the immediately preceding sentence, the Special Servicer shall sell such REO Property within such extended period as is permitted by such REO Extension or such Opinion of Counsel, as the case may be. Any expense incurred by the Special Servicer in connection with its obtaining the REO Extension contemplated by clause (i) of the second preceding sentence or its obtaining the Opinion of Counsel contemplated by clause (ii) of the second preceding sentence, shall be covered by, and reimbursable as, a Servicing Advance.

            (b) The Special Servicer shall segregate and hold all funds collected and received in connection with any REO Property separate and apart from its own funds and general assets. If an REO Acquisition shall occur, the Special Servicer shall establish and maintain one or more accounts (collectively, the "REO Account"), held on behalf of the Trustee in trust for the benefit of the Certificateholders, for the retention of revenues and other proceeds derived from each REO Property. The REO Account shall be an Eligible Account. The Special Servicer shall deposit, or cause to be deposited, in the REO Account, upon receipt, all REO Revenues, Insurance Proceeds and Liquidation Proceeds received in respect of any REO Property. Funds in the REO Account (other than any such funds representing Additional Interest) may be invested in Permitted Investments in accordance with
Section 3.06. The Special Servicer shall be entitled to make withdrawals from the REO Account to pay itself, as additional servicing compensation in accordance with Section 3.11(d), interest and investment income earned in respect of amounts held in the REO Account as provided in Section 3.06(b) (but only to the extent of the Net Investment Earnings with respect to the REO Account for any Collection Period). The Special Servicer shall give notice to the Trustee and the Master Servicer of the location of the REO Account when first established and of the new location of the REO Account prior to any change thereof.

            (c) The Special Servicer shall withdraw from the REO Account funds necessary for the proper operation, management, maintenance and disposition of any REO Property, but only to the extent of amounts on deposit in the REO Account relating to such REO Property. On each Determination Date, the Special Servicer shall withdraw from the REO Account and deposit into the Custodial Account (or deliver to the Master Servicer for deposit into the Custodial Account) the aggregate of all amounts received in respect of each REO Property during the most recently ended Collection Period, net of any withdrawals made out of such amounts pursuant to the preceding sentence; provided that the Special Servicer may retain in the REO Account such portion of proceeds and collections in respect of any REO Property as may be necessary to maintain a reserve of sufficient funds for the proper operation, management and maintenance of such REO Property (including, without limitation, the creation of a reasonable reserve for repairs, replacements and other related expenses), such reserve not to exceed an amount sufficient to cover such items to be incurred during the following twelve-month period.

            (d) The Special Servicer shall keep and maintain separate records, on a property-by-property basis, for the purpose of accounting for all deposits to, and withdrawals from, the REO Account pursuant to Section 3.16(b) or (c). The Special Servicer shall provide the Master Servicer any information with respect to the REO Account as is reasonably requested by the Master Servicer.

            SECTION 3.17. Management of REO Property.

            (a) Prior to the acquisition of title to a Mortgaged Property, the Special Servicer shall review the operation of such Mortgaged Property and determine the nature of the income that would be derived from such property if it were acquired by the Trust Fund. If the Special Servicer determines from such review that:

            (i) None of the income from Directly Operating such Mortgaged Property would be subject to tax as "net income from foreclosure property" within the meaning of the REMIC Provisions or would be subject to the tax imposed on "prohibited transactions" under Section 860F of the Code (either such tax referred to herein as an "REO Tax"), such Mortgaged Property may be Directly Operated by the Special Servicer as REO Property;

            (ii) Directly Operating such Mortgaged Property as REO Property could result in income from such property that would be subject to an REO Tax, but that a lease of such property to another party to operate such property, or the performance of some services by an Independent Contractor with respect to such property, or another method of operating such property would not result in income subject to an REO Tax, then the Special Servicer may (provided, that in the good faith and reasonable judgment of the Special Servicer, it is commercially reasonable) acquire such Mortgaged Property as REO Property and so lease or operate such REO Property; or

            (iii) It is reasonable to believe that Directly Operating such property as REO Property could result in income subject to an REO Tax and that no commercially reasonable means exists to operate such property as REO Property without the Trust Fund incurring or possibly incurring an REO Tax on income from such property, the Special Servicer shall deliver to the REMIC Administrator, in writing, a proposed plan (the "Proposed Plan") to manage such property as REO Property. Such plan shall include potential sources of income, and, to the extent reasonably possible, estimates of the amount of income from each such source. Within a reasonable period of time after receipt of such plan, the REMIC Administrator shall consult with the Special Servicer and shall advise the Special Servicer of the REMIC Administrator's federal income tax reporting position with respect to the various sources of income that the Trust Fund would derive under the Proposed Plan. In addition, the REMIC Administrator shall (to the maximum extent reasonably possible) advise the Special Servicer of the estimated amount of taxes that the Trust Fund would be required to pay with respect to each such source of income. After receiving the information described in the two preceding sentences from the REMIC Administrator, the Special Servicer shall either (A) implement the Proposed Plan (after acquiring the respective Mortgaged Property as REO Property) or (B) manage and operate such property in a manner that would not result in the imposition of an REO Tax on the income derived from such property.

            The Special Servicer's decision as to how each REO Property shall be managed and operated shall be based on the Servicing Standard and in any case on the good faith and reasonable judgment of the Special Servicer as to which means would be in the best interest of the Certificateholders by maximizing (to the extent commercially reasonable and consistent with Section 3.17(b)) the net after-tax REO Revenues received by the Trust Fund with respect to such property and, to the extent consistent with the foregoing, in the same manner as would prudent mortgage loan servicers and asset managers operating acquired mortgaged property comparable to the respective Mortgaged Property. In connection with performing their respective duties under this Section 3.17(a), both the Special Servicer and the REMIC Administrator may consult with counsel and tax accountants, the cost of which consultation shall be covered by, and be reimbursable as, a Servicing Advance to be made by the Special Servicer.

            (b) If title to any REO Property is acquired, the Special Servicer shall manage, conserve, protect and operate such REO Property for the benefit of the Certificateholders solely for the purpose of its prompt disposition and sale in a manner that does not and will not cause such REO

Property to fail to qualify as "foreclosure property" within the meaning of
Section 860G(a)(8) of the Code or, except as contemplated by Section 3.17(a), either result in the receipt by REMIC I, REMIC II or REMIC III of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code or result in an Adverse REMIC Event. Subject to the foregoing, however, the Special Servicer shall have full power and authority to do any and all things in connection therewith as are consistent with the Servicing Standard and, consistent therewith, shall withdraw from the REO Account, to the extent of amounts on deposit therein with respect to any REO Property, funds necessary for the proper operation, management, maintenance and disposition of such REO Property, including, without limitation:

            (i) all insurance premiums due and payable in respect of such REO Property;

            (ii) all real estate taxes and assessments in respect of such REO Property that may result in the imposition of a lien thereon;

            (iii) any ground rents in respect of such REO Property; and

            (iv) all costs and expenses necessary to maintain, lease, sell, protect, manage, operate and restore such REO Property.

To the extent that amounts on deposit in the REO Account in respect of any REO Property are insufficient for the purposes set forth in the preceding sentence with respect to such REO Property, the Special Servicer shall make Servicing Advances in such amounts as are necessary for such purposes unless the Special Servicer determines, in accordance with the Servicing Standard, that such payment would be a Nonrecoverable Advance; provided, however, that the Special Servicer may make any such Servicing Advance without regard to recoverability if it is a necessary fee or expense incurred in connection with the defense or prosecution of legal proceedings. The Special Servicer shall notify the Master Servicer if it shall have made any such Servicing Advance within the previous 30-day period.

            (c) The Special Servicer may contract with any Independent Contractor for the operation and management of any REO Property, provided that:

            (i) the terms and conditions of any such contract may not be inconsistent herewith and shall reflect an agreement reached at arm's length;

            (ii) the fees of such Independent Contractor (which shall be expenses of the Trust Fund) shall be reasonable and customary in consideration of the nature and locality of the REO Property;

            (iii) except as permitted under Section 3.17(a), any such contract shall require, or shall be administered to require, that the Independent Contractor, in a timely manner, (A) pay all costs and expenses incurred in connection with the operation and management of such

      REO Property, including, without limitation, those listed in Section 3.17(b) above, and (B) except to the extent that such revenues are derived from any services rendered by the Independent Contractor to tenants of the REO Property that are not customarily furnished or rendered in connection with the rental of real property (within the meaning of Section 1.856-4(b)(5) of the Treasury Regulations or any successor provision), remit all related revenues collected (net of its fees and such costs and expenses) to the Special Servicer upon receipt;

            (iv) none of the provisions of this Section 3.17(c) relating to any such contract or to actions taken through any such Independent Contractor shall be deemed to relieve the Special Servicer of any of its duties and obligations hereunder with respect to the operation and management of any such REO Property; and

            (v) the Special Servicer shall be obligated with respect thereto to the same extent as if it alone were performing all duties and obligations in connection with the operation and management of such REO Property.

            The Special Servicer shall be entitled to enter into any agreement with any Independent Contractor performing services for it related to its duties and obligations hereunder for indemnification of the Special Servicer by such Independent Contractor, and nothing in this Agreement shall be deemed to limit or modify such indemnification. No agreement entered into pursuant to this
Section 3.17(c) shall be deemed a Sub-Servicing Agreement for purposes of
Section 3.22.

            SECTION 3.18. Sale of Mortgage Loans and REO Properties.

            (a) The Master Servicer, the Special Servicer or the Trustee may sell or purchase, or permit the sale or purchase of, a Mortgage Loan or REO Property only on the terms and subject to the conditions set forth in this
Section 3.18 or as otherwise expressly provided in or contemplated by Sections 2.03(a) and 9.01.

            (b) If the Special Servicer has determined in good faith that any Defaulted Mortgage Loan will become subject to foreclosure proceedings, the Special Servicer shall promptly so notify in writing the Trustee and the Master Servicer, and the Trustee, following its receipt of such notice, shall, within 10 days after receipt of such notice, notify the Majority Subordinate Certificateholder. The Majority Subordinate Certificateholder may at its option, at any time after its receipt of such notice and prior to the liquidation thereof, purchase any such Defaulted Mortgage Loan from the Trust Fund, at a price equal to the Purchase Price; provided that, if the Majority Subordinate Certificateholder has not purchased any such Defaulted Mortgage Loan within 30 days after its receipt of such notice, then (i) for 10 days following the expiration of such 30-day period, its right to effect such purchase will be subordinate to the rights of the Master Servicer and the Special Servicer pursuant to subsection (c) below and (ii) thereafter, its right to effect such purchase will be of equal priority with the rights of the Special Servicer pursuant to subsection (c) below. The

Purchase Price for any Mortgage Loan purchased under this paragraph (b) shall be deposited into the Custodial Account, and the Trustee, upon receipt of an Officers' Certificate from the Master Servicer to the effect that such deposit has been made, shall release or cause to be released to the Majority Subordinate Certificateholder the related Mortgage File, and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be provided to it and are reasonably necessary to vest in the Majority Subordinate Certificateholder ownership of such Mortgage Loan. In connection with any such purchase, the Special Servicer shall deliver the related Servicing File to the Majority Subordinate Certificateholder.

            (c) If the Majority Subordinate Certificateholder has not purchased any Defaulted Mortgage Loan within 30 days of its having received notice in respect thereof pursuant to Section 3.18(b) above, either the Master Servicer or the Special Servicer (with preference given to the Special Servicer) may at its option, at any time after the expiration of such 30-day period and with priority over the Majority Subordinate Certificateholder for the first 10 days following such 30-day period, purchase such Mortgage Loan from the Trust Fund, at a price equal to the Purchase Price. The Purchase Price for any such Mortgage Loan purchased under this paragraph (c) shall be deposited into the Custodial Account, and the Trustee, upon receipt of an Officers' Certificate from the Master Servicer to the effect that such deposit has been made, shall release or cause to be released to the Master Servicer or the Special Servicer, as applicable, the related Mortgage File, and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be provided to it and are reasonably necessary to vest in the Master Servicer or the Special Servicer, as applicable, the ownership of such Mortgage Loan. In connection with any such purchase by the Master Servicer, the Special Servicer shall deliver the related Servicing File to the Master Servicer.

            (d) The Special Servicer, at any time, may offer to sell any Defaulted Mortgage Loan not otherwise purchased pursuant to Section 3.18(b) or
Section 3.18(c) above, if and when the Special Servicer determines, consistent with the Servicing Standard, that such a sale would be in the best economic interests of the Trust Fund. Such offer shall be made in a commercially reasonable manner (which, for purposes hereof, includes an offer to sell without representation or warranty other than customary warranties of title and condition, if liability for breach thereof is limited to recourse against the Trust Fund) for a period of not less than 10 days. Subject to Sections 3.18(h) and 6.11, the Special Servicer shall accept the highest cash bid received from any Person that constitutes a fair price for such Mortgage Loan.

            The Special Servicer shall use its best efforts to solicit bids for each REO Property in such manner as will be reasonably likely to realize a fair price within the time period provided for by Section 3.16(a). Subject to Sections 3.18(h) and 6.11, the Special Servicer shall accept the first (and, if multiple bids are received contemporaneously or subsequently, the highest, provided that the Special Servicer is not obligated to the first bidder) cash bid received from any Person that constitutes a fair price for such REO Property. If the Special Servicer reasonably believes that it will be unable to realize a fair price for any REO Property within the time constraints imposed by
Section 3.16(a), then (subject to Section 6.11) the Special Servicer shall dispose of such REO Property upon such terms and conditions as the Special Servicer shall deem necessary and desirable to maximize the recovery thereon under the circumstances and, in connection therewith, shall accept the highest outstanding cash bid, regardless of from whom received.

            The Special Servicer shall give the Trustee, the Depositor, the Master Servicer and the Controlling Class Representative not less than ten Business Days' prior written notice of its intention to sell any Mortgage Loan or REO Property pursuant to this Section 3.18(d). No Interested Person shall be obligated to submit a bid to purchase any such Mortgage Loan or REO Property, and notwithstanding anything to the contrary herein, neither the Trustee, in its individual capacity, nor any of its Affiliates may bid for or purchase any Defaulted Mortgage Loan or any REO Property pursuant hereto.

            (e) Whether any cash bid constitutes a fair price for any Defaulted Mortgage Loan or REO Property, as the case may be, for purposes of Section 3.18(d), shall be determined by the Special Servicer or, if such cash bid is from an Interested Person, by the Trustee. In determining whether any bid received from an Interested Person represents a fair price for any such Mortgage Loan or REO Property, the Trustee shall be supplied with and shall be entitled to rely on the most recent appraisal in the related Servicing File conducted in accordance with this Agreement within the preceding 12-month period (or, in the absence of any such appraisal or if there has been a material change at the subject property since any such appraisal, on a new appraisal to be obtained by the Special Servicer (the cost of which shall be covered by, and be reimbursable as, a Servicing Advance)). The appraiser conducting any such new appraisal shall be an Independent Appraiser selected by the Special Servicer if neither the Special Servicer nor any Affiliate thereof is bidding with respect to a Defaulted Mortgage Loan or REO Property and selected by the Trustee if either the Special Servicer or any Affiliate thereof is so bidding. Where any Interested Person is among those bidding with respect to a Defaulted Mortgage Loan or REO Property, the Special Servicer shall require that all bids be submitted to it (and, if the Special Servicer is bidding, shall be submitted by it to the Trustee) in writing and be accompanied by a refundable deposit of cash in an amount equal to 5% of the bid amount. In determining whether any bid from a Person other than an Interested Person constitutes a fair price for any such Mortgage Loan or REO Property, the Special Servicer shall take into account the results of any appraisal or updated appraisal that it or the Master Servicer may have obtained in accordance with this Agreement within the prior twelve months, and any Independent Appraiser shall be instructed to take into account, as applicable, among other factors, the period and amount of any delinquency on the affected Mortgage Loan, the occupancy level and physical condition of the Mortgaged Property or REO Property, the state of the local economy and the obligation to dispose of any REO Property within the time period specified in
Section 3.16(a). The Purchase Price for any such Mortgage Loan or REO Property shall in all cases be deemed a fair price. Notwithstanding the other provisions of this Section 3.18, no cash bid from the Special Servicer or any Affiliate thereof shall constitute a fair price for any Defaulted Mortgage Loan or REO Property unless such bid is the highest cash bid received and at least two independent bids (not including the bid of the Special Servicer or any Affiliate) have been received. In the event the bid of the Special Servicer or any Affiliate thereof is the only bid received or is the higher of only two bids received, then additional bids shall be solicited. If an additional bid or bids, as the case may be, are received and the original bid of the Special Servicer or any Affiliate thereof is the highest of all cash bids received, then the bid of the Special Servicer or such Affiliate shall be accepted provided that the Trustee has otherwise determined, as provided above in this Section 3.18(e), that such bid constitutes a fair price for any Defaulted Mortgage Loan or REO Property. Any bid by the Special Servicer shall be unconditional; and, if accepted, the Defaulted Mortgage Loan or REO Property shall be transferred to the Special Servicer without recourse, representation or warranty other than customary representations as to title given in connection with the sale of a mortgage loan or real property.

            (f) Subject to Sections 3.18(a) through 3.18(e) above and Section 6.11, the Special Servicer shall act on behalf of the Trustee in negotiating with independent third parties and taking any other action necessary or appropriate in connection with the sale of any Defaulted Mortgage Loan or REO Property, and the collection of all amounts payable in connection therewith. In connection therewith, the Special Servicer may charge prospective bidders, and may retain, fees that approximate the Special Servicer's actual costs in the preparation and delivery of information pertaining to such sales or evaluating bids without obligation to deposit such amounts into the Custodial Account. Any sale of a Defaulted Mortgage Loan or any REO Property shall be final and without recourse to the Trustee or the Trust, and if such sale is consummated in accordance with the terms of this Agreement, neither the Special Servicer nor the Trustee shall have any liability to any Certificateholder with respect to the purchase price therefor accepted by the Special Servicer or the Trustee.

            (g) Any sale of a Defaulted Mortgage Loan or any REO Property pursuant to this Section 3.18 shall be for cash only and shall be on a servicing released basis. The provisions of this Section 3.18 shall in no way limit the obligations of the Special Servicer to proceed with respect to any Specially Serviced Mortgage Loan in accordance with Section 3.09 at the same time that such Mortgage Loan may be offered or eligible for sale in accordance with this
Section 3.18.

            (h) Notwithstanding any of the foregoing paragraphs of this Section 3.18, the Special Servicer shall not be obligated to accept the highest cash bid if the Special Servicer determines, in accordance with the Servicing Standard, that rejection of such bid would be in the best interests of the Certificateholders (as a collective whole), and the Special Servicer may, subject to Section 6.11, accept a lower cash bid (from any Person other than itself or an Affiliate) if it determines, in accordance with the Servicing Standard, that acceptance of such bid would be in the best interests of the Certificateholders (as a collective whole) (for example, if the prospective buyer making the lower bid is more likely to perform its obligations or the terms (other than price) offered by the prospective buyer making the lower bid are more favorable).

            SECTION 3.19. Additional Obligations of Servicer.

            (a) The Master Servicer shall deliver to the Trustee for deposit in the Collection Account on each P&I Advance Date, without any right of reimbursement therefor, an amount equal to the lesser of (i) the aggregate amount of Prepayment Interest Shortfalls incurred in connection with Principal Prepayments received in respect of the Mortgage Pool during the most recently ended Collection Period and (ii) the sum of (1) the aggregate Master Servicing Fee received by the Master Servicer for such Collection Period (but only to the extent of that portion thereof calculated at a rate of 0.04% per annum with respect to each and every Mortgage Loan) and (2) the aggregate amount of Prepayment Interest Excesses received in respect of the Mortgage Pool during such Collection Period.

            (b) The Master Servicer shall, as to each Mortgage Loan which is secured by the interest of the related Mortgagor under a Ground Lease, promptly (and in any event within 45 days of the Closing Date) notify the related ground lessor of the transfer of such Mortgage Loan to the Trust Fund pursuant to this Agreement and inform such ground lessor that any notices of default under the related Ground Lease should thereafter be forwarded to the Master Servicer.

            SECTION 3.20. Modifications, Waivers, Amendments and Consents.

            (a) Subject to Sections 3.20(b) through 3.20(g) below and further subject to Section 6.11, the Special Servicer may, on behalf of the Trustee, agree to any modification, waiver or amendment of any term of any Mortgage Loan (including the lease reviews and lease consents related thereto) without the consent of the Trustee or any Certificateholder.

            (b) All modifications, waivers or amendments of any Mortgage Loan (including the lease reviews and lease consents related thereto) shall be in writing and shall be considered and effected in a manner consistent with the Servicing Standard.

            (c) Except as provided in Section 3.02(a), Section 3.08 or Section 3.20(d), the Special Servicer, on behalf of the Trustee, shall not agree or consent to any modification, waiver or amendment of any term of any Mortgage Loan that would:

            (i) affect the amount or timing of any related payment of principal, interest or other amount (including Prepayment Premiums or Yield Maintenance Charges, but excluding Default Interest and other amounts payable as additional servicing compensation) payable thereunder;

            (ii) affect the obligation of the related Mortgagor to pay a Prepayment Premium or Yield Maintenance Charge or permit a Principal Prepayment during any period in which the related Mortgage Note prohibits Principal Prepayments;

            (iii) except as expressly contemplated by the related Mortgage or pursuant to Section 3.09(d), result in a release of the lien of the Mortgage on any material portion of the related Mortgaged Property without a corresponding Principal Prepayment in an amount not less than the fair market value (as determined by an appraisal by an Independent Appraiser delivered to the Special Servicer at the expense of the related Mortgagor and upon which the Special Servicer may conclusively rely) of the property to be released; or

            (iv) in the reasonable, good faith judgment of the Special Servicer, otherwise materially impair the security for such Mortgage Loan or reduce the likelihood of timely payment of amounts due thereon.

            (d) Notwithstanding Section 3.20(c), but subject to the third paragraph of this Section 3.20(d), the Special Servicer may (i) reduce the amounts owing under any Specially Serviced Mortgage Loan by forgiving principal, accrued interest or any Prepayment Premium or Yield Maintenance Charge, (ii) reduce the amount of the monthly payment on any Specially Serviced Mortgage Loan, including by way of a reduction in the related Mortgage Rate, (iii) forbear in the enforcement of any right granted under any Mortgage Note or Mortgage relating to a Specially Serviced Mortgage Loan or (iv) accept a Principal Prepayment on any Specially Serviced Mortgage Loan during any Lockout Period; provided that (A) the related Mortgagor is in default with respect to the Specially Serviced Mortgage Loan or, in the reasonable, good faith judgment of the Special Servicer, such default is reasonably foreseeable, (B) in the reasonable, good faith judgment of the Special Servicer, such modification would increase the recovery on the Mortgage Loan to Certificateholders on a net present value basis (the relevant discounting of amounts that will be distributable to Certificateholders to be performed at the related Net Mortgage
Rate) and (C) such modification, waiver or amendment would not cause REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC under the Code or result in the imposition of any tax on "prohibited transactions" or "contributions" after the Startup Day under the REMIC Provisions.

            In addition, notwithstanding Section 3.20(c), but subject to the third paragraph of this Section 3.20(d), the Special Servicer may extend the date on which any Balloon Payment is scheduled to be due in respect of a Specially Serviced Mortgage Loan if the conditions set forth in the proviso to the prior paragraph are satisfied and the Special Servicer has obtained an appraisal, in accordance with the standards of the Appraisal Institute, of the related Mortgaged Property, performed by an Independent Appraiser, in connection with such extension, which appraisal supports the determination of the Special Servicer contemplated by clause (B) of the proviso to the immediately preceding paragraph.

            In no event shall the Special Servicer (i) extend the maturity date of a Mortgage Loan beyond a date that is two years prior to February 18, 2030,
(ii) extend the maturity date of any Mortgage Loan which has a Mortgage Rate below the prevailing interest rate for comparable loans at the time of such modification as determined by the Special Servicer, unless (A) such Mortgage Loan is a Balloon Loan, (B) the related Mortgagor has failed to make the Balloon Payment at its Stated Maturity Date and (C) such Balloon Loan is not a Specially Serviced Mortgage Loan (other than by reason of the failure to make its Balloon Payment) and has not been delinquent with respect to a Monthly Payment (other than the Balloon Payment) in the preceding twelve months, in which case the Special Servicer may permit up to three one-year extensions at the existing Mortgage Rate for such Mortgage Loan (provided that such limitation of extensions made at below market rate shall not limit the ability of the Special Servicer to extend the maturity date of any Mortgage Loan at an interest rate at or in excess to the prevailing rate for comparable loans at the time of such modification), (iii) if the Mortgage Loan is secured by a Ground Lease, extend the maturity date of such Mortgage Loan beyond a date which is less than 10 years prior to the expiration of the term of such Ground Lease; (iv) reduce the Mortgage Rate to a rate below the prevailing interest rate for comparable loans at the time of such modification, as determined by the Special Servicer; or (v) defer interest due on any Mortgage Loan in excess of 10% of the Stated Principal Balance of such Mortgage Loan or defer the collection of interest on any Mortgage Loan without accruing interest on such deferred interest at a rate at least equal to the Mortgage Rate of such Mortgage Loan.

            The determination of the Special Servicer contemplated by clause (B) of the proviso to the first paragraph of this Section 3.20(d) shall be evidenced by an Officer's Certificate to such effect delivered to the Trustee and the Master Servicer and describing in reasonable detail the basis for the Special Servicer's determination. The Special Servicer shall append to such Officer's Certificate any information including but not limited to income and expense statements, rent rolls, property inspection reports and appraisals that support such determination.

            (e) Any payment of interest that is deferred pursuant to any modification, waiver or amendment permitted hereunder, shall not, for purposes hereof, including, without limitation, calculating monthly distributions to Certificateholders, be added to the unpaid principal balance or Stated Principal Balance of the related Mortgage Loan, notwithstanding that the terms of such modification, waiver or amendment so permit. The foregoing shall in no way limit the Special Servicer's ability to charge and collect from the Mortgagor costs otherwise collectible under the terms of the related Mortgage Note and this Agreement together with interest thereon.

            (f) The Special Servicer may, as a condition to granting any request by a Mortgagor for consent, modification, waiver or indulgence or any other matter or thing, the granting of which is within its discretion pursuant to the terms of the instruments evidencing or securing the related Mortgage Loan and is permitted by the terms of this Agreement and applicable law, require that such Mortgagor pay to it (i) as additional servicing compensation, a reasonable or customary fee for the additional services performed in connection with such request, and (ii) any related costs and expenses incurred by it. In no event shall the Special Servicer be entitled to payment for such fees or expenses unless such payment is collected from the related Mortgagor.

            (g) The Special Servicer shall notify the Master Servicer, any related Sub-Servicers and the Trustee, in writing, of any modification, waiver or amendment of any term of any Mortgage Loan (including fees charged the Mortgagor) and the date thereof, and shall deliver to the Trustee or any related Custodian for deposit in the related Mortgage File, an original recorded counterpart of the agreement relating to such modification, waiver or amendment, promptly (and in any event within ten Business Days) following the execution and recordation thereof.

            (h) If, with respect to any Defeasance Loan, the Master Servicer shall receive a notice from the related Mortgagor that it intends to prepay the related Defeasance Loan in accordance with the terms thereof, except as set forth below, the Master Servicer shall (a) promptly respond to such notice in a manner which would require that the Mortgagor pledge Defeasance Collateral in lieu of such prepayment pursuant to the terms of the related Mortgage Note, (b) notify each Rating Agency, the Trustee and the Underwriter of the request to defease a Mortgage Loan and (c) upon the written confirmation from each Rating Agency described in the next paragraph, take such further action as provided in such Mortgage Note to effectuate such defeasance, including the purchase and perfection of the Defeasance Collateral in the name of the Trustee, as trustee for the registered holders of LB Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 1998-C1.

            Notwithstanding the above, the Master Servicer shall not permit a pledge of Defeasance Collateral in lieu of prepayment under a Defeasance Loan if
(i) such defeasance would occur within two years of the Startup Day, (ii) such Defeasance Loan (or any applicable agreement executed in connection with the related defeasance) provides that the Mortgagor will be liable for any shortfalls from the Defeasance Collateral or otherwise become subjected to recourse liability with respect to the Defeasance Loan, (iii) such defeasance would result in a new Mortgagor on the Defeasance Loan (unless such new Mortgagor is acquiring the Mortgaged Property that was the initial security for the Defeasance Loan), or (iv) each Rating Agency does not confirm in writing to the Master Servicer that the acceptance of a pledge of the Defeasance Collateral in lieu of a full prepayment will not result in a qualification, downgrade or withdrawal of the ratings then assigned by it to any Class of Certificates.

            SECTION 3.21. Transfer of Servicing Between Master Servicer and
                          Special Servicer; Record Keeping.

            (a) Upon determining that a Servicing Transfer Event has occurred with respect to any Mortgage Loan and if the Master Servicer is not also the Special Servicer, the Master Servicer shall immediately give notice thereof, and shall deliver a copy of the related Servicing File, to the Special Servicer and shall use reasonable efforts to provide the Special Servicer with all information, documents (or copies thereof) and records (including records stored electronically on computer tapes, magnetic discs and the like) relating to the Mortgage Loan either in the Master Servicer's or any of its directors', officers', employees', affiliates' or agents' possession or control or otherwise available to the Master Servicer without undue burden or expense, and reasonably requested by the Special Servicer to enable it to assume its functions hereunder with respect thereto without acting through a Sub-Servicer. The Master Servicer shall use reasonable efforts to comply with the preceding sentence within five Business Days of the occurrence of each related Servicing Transfer Event; provided, however, if the information, documents and records requested by the Special Servicer are not contained in the Servicing File, the Master Servicer shall have such period of time as reasonably necessary to make such delivery.

            Upon determining that a Specially Serviced Mortgage Loan has become a Corrected Mortgage Loan and if the Master Servicer is not also the Special Servicer, the Special Servicer shall immediately give notice thereof, and shall return the related Servicing File and all other information, documents and records that were not part of the Servicing File when it was delivered to the Special Servicer within five Business Days of the occurrence, to the Master Servicer (or such other Person as may be directed by the Master Servicer) and upon giving such notice, and returning such Servicing File, to the Master Servicer (or such other Person as may be directed by the Master Servicer), the Special Servicer's obligation to service such Mortgage Loan, and the Special Servicer's right to receive the Special Servicing Fee with respect to such Mortgage Loan, shall terminate, and the obligations of the Master Servicer to service and administer such Mortgage Loan shall resume.

            (b) In servicing any Specially Serviced Mortgage Loans, the Special Servicer shall provide to the Custodian originals of documents included within the definition of "Mortgage File" for inclusion in the related Mortgage File (with a copy of each such original to the Master Servicer), and shall provide to the Master Servicer copies of any additional related Mortgage Loan information, including correspondence with the related Mortgagor.

            (c) On or before each Determination Date, the Special Servicer shall deliver to the Master Servicer, the Trustee and each Rating Agency (or such other Person as may be directed by the Master Servicer) a statement in writing and in computer readable format (the form of such statement to be agreed upon by the Master Servicer) describing, on a loan-by-loan and property-by-property basis, (1) insofar as it relates to Specially Serviced Mortgage Loans and REO Properties, the information described in clauses (vi) through (xv) of Section 4.02(a) and, insofar as it relates to the Special Servicer, the information described in clauses (xxiv) and (xxx) of Section 4.02(a), (2) the amount of all payments, Insurance Proceeds and Liquidation Proceeds received, and the amount of any Realized Loss incurred, with respect to each Specially Serviced Mortgage Loan during the related Collection Period, and the amount of all REO Revenues, Insurance Proceeds and Liquidation Proceeds received, and the amount of any Realized Loss incurred, with respect to each REO Property during the related Collection Period, (3) the amount, purpose and date of all Servicing Advances made by the Special Servicer with respect to each Specially Serviced Mortgage Loan and REO Property during the related Collection Period and (4) such additional information relating to the Specially Serviced Mortgage Loans and REO Properties as the Master Servicer reasonably requests to enable it to perform its responsibilities under this Agreement. Notwithstanding the foregoing provisions of this subsection (c), the Master Servicer shall maintain ongoing payment records with respect to each of the Specially Serviced Mortgage Loans and REO Properties and shall provide the Special Servicer with any information reasonably available to the Master Servicer required by the Special Servicer to perform its duties under this Agreement.

            SECTION 3.22. Sub-Servicing Agreements.

            (a) The Master Servicer and the Special Servicer may enter into Sub-Servicing Agreements to provide for the performance by third parties of any or all of their respective obligations hereunder, provided that, in each case, the Sub-Servicing Agreement: (i) is consistent with this Agreement in all material respects and requires the Sub-Servicer to comply with all of the applicable conditions of this Agreement; (ii) provides that if the Master Servicer or the Special Servicer, as the case may be, shall for any reason no longer act in such capacity hereunder (including, without limitation, by reason of an Event of Default), the Trustee or its designee may thereupon assume all of the rights and, except to the extent they arose prior to the date of assumption, obligations of the Master Servicer or the Special Servicer, as the case may be, under such agreement or may terminate such subservicing agreement (except with respect only to those Sub-Servicing Agreements in effect as of the Closing Date subject to the provisions of Section 3.22(d)) without cause and without payment of any penalty or termination fee (except with respect only to those Sub-Servicing Agreements in effect as of the Closing Date as set forth in
Section 3.22(d)); (iii) provides that the Trustee, for the benefit of the Certificateholders, shall be a third party beneficiary under such agreement, but that (except to the extent the Trustee or its designee assumes the obligations of the Master Servicer or the Special Servicer, as the case may be, thereunder as contemplated by the immediately preceding clause (ii)) none of the Trustee, the Trust Fund, any successor Master Servicer or Special Servicer, as the case may be, or any Certificateholder shall have any duties under such agreement or any liabilities arising therefrom; (iv) permits any purchaser of a Mortgage Loan pursuant to this Agreement to terminate such agreement with respect to such purchased Mortgage Loan at its option and without penalty, (v) does not permit the Sub-Servicer to enter into or consent to any modification, waiver or amendment or otherwise take any action on behalf of the Special Servicer contemplated by Section 3.20 hereof without the consent of such Special Servicer, and (vi) does not permit the Sub-Servicer any rights of indemnification that may be satisfied out of assets of the Trust Fund. In addition, each Sub-Servicing Agreement entered into by the Master Servicer shall provide that such agreement shall, with respect to any Mortgage Loan serviced thereunder, terminate at the time such Mortgage Loan becomes a Specially Serviced Mortgage Loan (or, alternatively, be suspended for so long as such Mortgage Loan continues to be a Specially Serviced Mortgage Loan), and each Sub-Servicing Agreement entered into by the Special Servicer shall relate only to Specially Serviced Mortgage Loans and shall terminate with respect to any such Mortgage Loan which ceases to be a Specially Serviced Mortgage Loan. The Master Servicer and the Special Servicer each shall deliver to the Trustee and to each other copies of all Sub-Servicing Agreements, and any amendments thereto and modifications thereof, entered into by it promptly upon its execution and delivery of such documents. References in this Agreement to actions taken or to be taken by the Master Servicer or the Special Servicer include actions taken or to be taken by a Sub-Servicer on behalf of the Master Servicer or the Special Servicer, as the case may be; and, in connection therewith, all amounts advanced by any Sub-Servicer to satisfy the obligations of the Master Servicer or the Special Servicer hereunder to make P&I Advances or Servicing Advances shall be deemed to have been advanced by the Master Servicer or the Special Servicer, as the case may be, out of its own funds and, accordingly, such P&I Advances or Servicing Advances shall be recoverable by such Sub-Servicer in the same manner and out of the same funds as if such Sub-Servicer were the Master Servicer or the Special

Servicer, as the case may be. For so long as they are outstanding, Advances shall accrue interest in accordance with Sections 3.03(d) and 4.03(d), such interest to be allocable between the Master Servicer or the Special Servicer, as the case may be, and such Sub-Servicer as they may agree. For purposes of this Agreement, the Master Servicer and the Special Servicer each shall be deemed to have received any payment when a Sub-Servicer retained by it receives such payment. The Master Servicer and the Special Servicer each shall notify the other, the Trustee and the Depositor in writing promptly of the appointment by it of any Sub-Servicer.

            (b) Each Sub-Servicer (i) shall be authorized to transact business in the state or states in which the related Mortgaged Properties it is to service are situated, if and to the extent required by applicable law, and (ii) shall be an approved conventional seller/servicer of mortgage loans for FHLMC or FNMA or a HUD-Approved Servicer.

            (c) The Master Servicer and the Special Servicer, for the benefit of the Trustee and the Certificateholders, shall (at no expense to the Trustee, the Certificateholders or the Trust Fund) monitor the performance and enforce the obligations of their respective Sub-Servicers under the related Sub-Servicing Agreements. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Sub-Servicing Agreements in accordance with their respective terms and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer or the Special Servicer, as applicable, in its good faith business judgment, would require were it the owner of the Mortgage Loans.

            (d) In the event of the resignation, removal or other termination of GMAC Commercial Mortgage Corporation or any successor Master Servicer hereunder for any reason, the Trustee or other Person succeeding such resigning, removed or terminated party as Master Servicer, shall elect, with respect to any Sub-Servicing Agreement existing at the time of such termination: (i) to assume the rights and obligations of the Master Servicer under such Sub-Servicing Agreement and continue the sub-servicing arrangements thereunder on the same terms (including without limitation the obligation to pay the same sub-servicing fee); (ii) to enter into a new Sub-Servicing Agreement with such Sub-Servicer on such terms as the Trustee or other successor Master Servicer and such Sub-Servicer shall mutually agree (it being understood that such Sub-Servicer is under no obligation to accept any such new Sub-Servicing Agreement or to enter into or continue negotiations with the Trustee or other successor Master Servicer), provided that neither the Trustee nor any successor Master Servicer shall enter into a new Sub-Servicing Agreement with a Sub-Servicer that was a party to a Sub-Servicing Agreement as of the Closing Date, if such new Sub-Servicing Agreement amends, alters or fails to restate the rights of the Underwriter, if any, under the existing Sub-Servicing Agreement with respect to the termination of the Sub-Servicer and the appointment of a successor thereto or the rights of the Underwriter, if any, as a third party beneficiary under such Sub-Servicing Agreement, unless the successor Master Servicer has obtained the prior written consent to the terms of such new Sub-Servicing Agreement from the Underwriter; or (iii) to terminate the Sub-Servicing Agreement if an Event of Default (as defined in such Sub-Servicing Agreement) has occurred and is continuing or either of the events set forth in clauses (i) or (ii) of the following paragraph has occurred and is continuing, in each case without paying any sub-servicer termination fee.

            Each Sub-Servicing Agreement in effect on the Closing Date shall provide, among other things, that the Master Servicer may at its sole option, terminate any rights the Sub-Servicer may have thereunder with respect to any or all Mortgage Loans if any of the Rating Agencies (i) reduces the rating assigned to one or more Classes of the respective Certificates as a result of the sub-servicing of the Mortgage Loans by the Sub-Servicer, or (ii) advise the Master Servicer or the Trustee that it will qualify, downgrade or withdraw such rating due to the continued servicing by the Sub-Servicer.

            (e) Notwithstanding any Sub-Servicing Agreement, the Master Servicer and the Special Servicer shall remain obligated and liable to the Trustee and the Certificateholders for the performance of their respective obligations and duties under this Agreement in accordance with the provisions hereof to the same extent and under the same terms and conditions as if each alone were servicing and administering the Mortgage Loans or REO Properties for which it is responsible.

            SECTION 3.23. Representations and Warranties of the Master Servicer.

            (a) The Master Servicer, in such capacity, hereby represents and warrants to the Trustee, for its own benefit and the benefit of the Certificateholders, and to the Depositor and the Special Servicer, as of the Closing Date, that:

            (i) The Master Servicer is a corporation, duly organized and in good standing under the laws of the State of California, and the Master Servicer is in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to perform its obligations under this Agreement.

            (ii) The execution and delivery of this Agreement by the Master Servicer, and the performance and compliance with the terms of this Agreement by the Master Servicer, will not violate the Master Servicer's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

            (iii) The Master Servicer has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

            (iv) This Agreement, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against the Master Servicer in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            (v) The Master Servicer is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Master Servicer's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Master Servicer to perform its obligations under this Agreement or the financial condition of the Master Servicer.

            (vi) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened, against the Master Servicer, the outcome of which, in the Master Servicer's good faith and reasonable judgment, could reasonably be expected to prohibit the Master Servicer from entering into this Agreement or materially and adversely affect the ability of the Master Servicer to perform its obligations under this Agreement.

            (vii) Any consent, approval, authorization or order of any court or governmental agency or body required under federal or state law for the execution, delivery and performance by the Master Servicer of or compliance by the Master Servicer with this Agreement or the consummation of the transactions contemplated by this Agreement has been obtained and is effective except where the lack of consent, approval, authorization or order would not have a material adverse effect on the performance by the Master Servicer under this Agreement.

            (viii) The Master Servicer possesses all insurance required pursuant to Section 3.07(c) of this Agreement.

            (b) The representations and warranties of the Master Servicer set forth in Section 3.23(a) shall survive the execution and delivery of this Agreement and shall inure to the benefit of the Persons for whose benefit they were made for so long as the Trust Fund remains in existence. Upon discovery by any party hereto of any breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice thereof to the other parties hereto.

            (c) Any successor Master Servicer shall be deemed to have made, as of the date of its succession, each of the representations and warranties set forth in Section 3.23(a), subject to such appropriate modifications to the representation and warranty set forth in Section 3.23(a)(i) to accurately reflect such successor's jurisdiction of organization and whether it is a corporation, partnership, bank, association or other type of organization.

            SECTION 3.24. Representations and Warranties of the Special
Servicer.

            (a) The Special Servicer, in such capacity, hereby represents and warrants to the Trustee, for its own benefit and the benefit of the Certificateholders, and to the Depositor and the Master Servicer, as of the Closing Date, that:

            (i) The Special Servicer is a corporation, validly existing and in good standing under the laws of the State of California, and the Special Servicer is in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to perform its obligations under this Agreement.

            (ii) The execution and delivery of this Agreement by the Special Servicer, and the performance and compliance with the terms of this Agreement by the Special Servicer, will not violate the Special Servicer's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

            (iii) The Special Servicer has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

            (iv) This Agreement, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a valid, legal and binding obligation of the Special Servicer, enforceable against the Special Servicer in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            (v) The Special Servicer is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Special Servicer's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Special Servicer to perform its obligations under this Agreement or the financial condition of the Special Servicer.

            (vi) No litigation is pending or, to the best of the Special Servicer's knowledge, threatened, against the Special Servicer, the outcome of which, in the Special Servicer's good faith and reasonable judgment, could reasonably be expected to prohibit the Special Servicer from entering into this Agreement or materially and adversely affect the ability of the Special Servicer to perform its obligations under this Agreement.

            (vii) Any consent, approval, authorization or order of any court or governmental agency or body required under federal or state law for the execution, delivery and performance by the Special Servicer of or compliance by the Special Servicer with this Agreement or the consummation of the transactions contemplated by this Agreement has been obtained and is effective except where the lack of consent, approval, authorization or order would not have a material adverse effect on the performance by the Special Servicer under this Agreement.

            (viii) The Special Servicer possesses all insurance required pursuant to Section 3.07(c) of this Agreement.


            (b) The representations and warranties of the Special Servicer set forth in Section 3.24(a) shall survive the execution and delivery of this Agreement and shall inure to the benefit of the Persons for whose benefit they were made for so long as the Trust Fund remains in existence. Upon discovery by any party hereto of any breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice thereof to the other parties hereto.

            (c) Any successor Special Servicer shall be deemed to have made, as of the date of its succession, each of the representations and warranties set forth in Section 3.24(a), subject to such appropriate modifications to the representation and warranty set forth in Section 3.24(a)(i) to accurately reflect such successor's jurisdiction of organization and whether it is a corporation, partnership, bank, association or other type of organization.

                                   ARTICLE IV

                         PAYMENTS TO CERTIFICATEHOLDERS


            SECTION 4.01. Distributions.

            (a) On each Distribution Date, the Trustee shall (except as otherwise provided in Section 9.01), based on information provided by the Master Servicer and the Special Servicer, apply amounts on deposit in the Collection Account, after payment of any amounts payable from the Collection Account pursuant to Section 3.05(b)(ii) through (viii) for the following purposes and in the following order of priority, in each case to the extent of the remaining portion of the Available Distribution Amount for such Distribution Date:

            (i) to distributions of interest to the Holders of the Senior Certificates in an amount equal to, and pro rata in accordance with, all Distributable Certificate Interest in respect of each Class of Senior Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

            (ii) to distributions of principal to the Holders of the Class A-1 Certificates, in an amount (not to exceed the Class Principal Balance of the Class A-1 Certificates outstanding immediately prior to such Distribution Date) equal to the entire Principal Distribution Amount for such Distribution Date;

            (iii) after the Class Principal Balance of the Class A-1 Certificates has been reduced to zero, to distributions of principal to the Holders of the Class A-2 Certificates, in an amount (not to exceed the Class Principal Balance of the Class A-2 Certificates outstanding immediately prior to such Distribution Date) equal to the entire Principal Distribution Amount for such Distribution Date (net of any portion thereof distributed on such Distribution Date to the Holders of the Class A-1 Certificates pursuant to clause (ii) above);

            (iv) after the Class Principal Balances of the Class A-1 Certificates and Class A-2 Certificates have been reduced to zero, to distributions of principal to the Holders of the Class A-3 Certificates, in an amount (not to exceed the Class Principal Balance of the Class A-3 Certificates outstanding immediately prior to such Distribution Date) equal to the entire Principal Distribution Amount for such Distribution Date (net of any portion thereof distributed on such Distribution Date to the Holders of the Class A-1 Certificates pursuant to clause (ii) above or the Holders of the Class A-2 Certificates pursuant to clause (iii) above);

            (v) to distributions to the Holders of the Class A-1 Certificates, the Class A-2 Certificates and the Class A-3 Certificates, pro rata in accordance with, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to each such Class of Certificates and not previously reimbursed;

            (vi) to distributions of interest to the Holders of the Class B Certificates in an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

            (vii) after the Class Principal Balances of the Class A-1 Certificates, the Class A-2 Certificates and the Class A-3 Certificates have been reduced to zero, to distributions of principal to the Holders of the Class B Certificates, in an amount (not to exceed the Class Principal Balance of the Class B Certificates outstanding immediately prior to such Distribution Date) equal to the entire Principal Distribution Amount for such Distribution Date (net of any portion thereof distributed on such Distribution Date to the Holders of any other Class of Certificates pursuant to any prior clause of this Section 4.01(a)).

            (viii) to distributions to the Holders of the Class B Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to the Class B Certificates and not previously reimbursed;

            (ix) to distributions of interest to the Holders of the Class C Certificates in an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

            (x) after the Class Principal Balance of the Class B Certificates has been reduced to zero, to distributions of principal to the Holders of the Class C Certificates, in an amount (not to exceed the Class Principal Balance of the Class C Certificates outstanding immediately prior to such Distribution Date) equal to the entire Principal Distribution Amount for such Distribution Date (net of any portion thereof distributed on such Distribution Date to the Holders of any other Class of Certificates pursuant to any prior clause of this Section 4.01(a));

            (xi) to distributions to the Holders of the Class C Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to the Class C Certificates and not previously reimbursed;

            (xii) to distributions of interest to the Holders of the Class D Certificates, in an amount equal to all Distributable Certificate Interest in respect of the Class D Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

            (xiii) after the Class Principal Balance of the Class C Certificates has been reduced to zero, to distributions of principal to the Holders of the Class D Certificates, in an amount (not to exceed the Class Principal Balance of the Class D Certificates outstanding immediately prior to such Distribution Date) equal to the entire Principal Distribution Amount for such Distribution Date (net of any portion thereof distributed on such Distribution Date to the Holders of any other Class of Certificates pursuant to any prior clause of this Section 4.01(a));

            (xiv) to distributions to the Holders of the Class D Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to the Class D Certificates and not previously reimbursed;

            (xv) to distributions of interest to the Holders of the Class E Certificates, in an amount equal to all Distributable Certificate Interest in respect of the Class E Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

            (xvi) after the Class Principal Balance of the Class D Certificates has been reduced to zero, to distributions of principal to the Holders of the Class E Certificates, in an amount (not to exceed the Class Principal Balance of the Class E Certificates outstanding immediately prior to such Distribution Date) equal to the entire Principal Distribution Amount for such Distribution Date (net of any portion thereof distributed on such Distribution Date to the Holders of any other Class of Certificates pursuant to any prior clause of this Section 4.01(a));

            (xvii) to distributions to the Holders of the Class E Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to the Class E Certificates and not previously reimbursed;

            (xviii) to distributions of interest to the Holders of the Class F Certificates, in an amount equal to all Distributable Certificate Interest in respect of the Class F Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

            (xix) after the Class Principal Balance of the Class E Certificates has been reduced to zero, to distributions of principal to the Holders of the Class F Certificates, in an amount (not to exceed the Class Principal Balance of the Class F Certificates outstanding immediately prior to such Distribution Date) equal to the entire Principal Distribution Amount for such Distribution Date (net of any portion thereof distributed on such Distribution Date to the Holders of any other Class of Certificates pursuant to any prior clause of this Section 4.01(a));

            (xx) to distributions to the Holders of the Class F Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to the Class F Certificates and not previously reimbursed;

            (xxi) to distributions of interest to the Holders of the Class G Certificates, in an amount equal to all Distributable Certificate Interest in respect of the Class G Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

            (xxii) after the Class Principal Balance of the Class F Certificates has been reduced to zero, to distributions of principal to the Holders of the Class G Certificates, in an amount (not to exceed the Class Principal Balance of the Class G Certificates outstanding immediately prior to such Distribution Date) equal to the entire Principal Distribution Amount for such Distribution Date (net of any portion thereof distributed on such Distribution Date to the Holders of any other Class of Certificates pursuant to any prior clause of this Section 4.01(a));

            (xxiii) to distributions to the Holders of the Class G Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to the Class G Certificates and not previously reimbursed;

            (xxiv) to distributions of interest to the Holders of Class H Certificates, in an amount equal to all Distributable Certificate Interest in respect of the Class H Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

            (xxv) after the Class Principal Balance of the Class G Certificates has been reduced to zero, to distributions of principal to the Holders of the Class H Certificates, in an amount (not to exceed the Class Principal Balance of the Class H Certificates outstanding immediately prior to such Distribution Date) equal to the entire Principal Distribution Amount for such Distribution Date (net of any portion thereof distributed on such Distribution Date to the Holders of any other Class of Certificates pursuant to any prior clause of this Section 4.01(a));

            (xxvi) to distributions to the Holders of the Class H Certificates in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to such Class of Certificates and not previously reimbursed;

            (xxvii) to distributions of interest to the Holders of the Class J Certificates, in an amount equal to all Distributable Certificate Interest in respect of the Class J Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

            (xxviii) after the Class Principal Balance of the Class H Certificates has been reduced to zero, to distributions of principal to the Holders of the Class J Certificates, in an amount (not to exceed the Class Principal Balance of the Class J Certificates outstanding immediately prior to such Distribution Date) equal to the entire Principal Distribution Amount for such Distribution Date (net of any portion thereof distributed on such Distribution Date to the Holders of any other Class of Certificates pursuant to any prior clause of this Section 4.01(a));

            (xxix) to distributions to the Holders of the Class J Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to the Class J Certificates and not previously reimbursed;

            (xxx) to distributions of interest to the Holders of the Class K Certificates, in an amount equal to all Distributable Certificate Interest in respect of the Class K Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

            (xxxi) after the Class Principal Balance of the Class J Certificates has been reduced to zero, to distributions of principal to the Holders of the Class K Certificates, in an amount (not to exceed the Class Principal Balance of the Class K Certificates outstanding immediately prior to such Distribution Date) equal to the entire Principal Distribution Amount for such Distribution Date (net of any portion thereof distributed on such Distribution Date to the Holders of any other Class of Certificates pursuant to any prior clause of this Section 4.01(a));

            (xxxii) to distributions to the Holders of the Class K Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to the Class K Certificates and not previously reimbursed;

            (xxxiii) to distributions of interest to the Holders of the Class L Certificates, in an amount equal to all Distributable Certificate Interest in respect of the Class L Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

            (xxxiv) after the Class Principal Balance of the Class K Certificates has been reduced to zero, to distributions of principal to the Holders of the Class L Certificates, in an amount (not to exceed the Class Principal Balance of the Class L Certificates outstanding immediately prior to such Distribution Date) equal to the entire Principal Distribution Amount for such Distribution Date (net of any portion thereof distributed on such Distribution Date to the Holders of any other Class of Certificates pursuant to any prior clause of this Section 4.01(a));

            (xxxv) to distributions to the Holders of the Class L Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to the Class L Certificates and not previously reimbursed; and

            (xxxvi) to distributions of interest to the Holders of the Class M Certificates, in an amount equal to all Distributable Certificate Interest in respect of the Class M Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

            (xxxvii) after the Class Principal Balance of the Class L Certificates has been reduced to zero, to distributions of principal to the Holders of the Class M Certificates, in an amount (not to exceed the Class Principal Balance of the Class M Certificates outstanding immediately prior to such Distribution Date) equal to the entire Principal Distribution Amount for such Distribution Date (net of any portion thereof distributed on such Distribution Date to the Holders of any other Class of Certificates pursuant to any prior clause of this Section 4.01(a));

            (xxxviii) to distributions to the Holders of the Class M Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to the Class M Certificates and not previously reimbursed;

            (xxxix) to make distributions to the Holders of the Class R-III Certificates, in an amount equal to the excess, if any, of (A) the aggregate distributions deemed made in respect of the REMIC II Regular Interests on such Distribution Date pursuant to Section 4.01(h), over (B) the aggregate distributions made in respect of the Regular Interest Certificates on such Distribution Date pursuant to clauses (i) through (xxxviii) above;

            (xl) to make distributions to the Holders of the Class R-II Certificates, up to an amount equal to the excess, if any, of (A) the aggregate distributions deemed made in respect of the REMIC I Regular Interests on such Distribution Date pursuant to Section 4.01(i), over (B) the aggregate distributions deemed made in respect of the REMIC II Regular Interests on such Distribution Date pursuant to Section 4.01(h); and

            (xli) to make distributions to the Holders of the Class R-I Certificates, up to an amount equal to the excess, if any, of (A) the Available Distribution Amount for such Distribution Date, over (B) the aggregate distributions made in respect of the other Classes of Certificates on such Distribution Date pursuant to clauses (i) through
      (xl) above;

provided that on each Distribution Date after the aggregate Certificate Principal Balance of the Subordinated Certificates has been reduced to zero, the payments of principal to be made as contemplated by clauses (ii), (iii) and (iv) above with respect to the Class A Certificates will be made to the Holders of the respective Classes of such Class A Certificates up to an amount equal to, and pro rata as among such Classes in accordance with, the respective then outstanding Class Principal Balances of such Classes of Certificates and without regard to the Principal Distribution Amount for such Distribution Date. Distributions in reimbursement of Realized Losses and Additional Trust Fund Expenses previously allocated to a Class of Certificates shall not constitute distributions of principal and shall not result in reduction of the related Class Principal Balance.

            All distributions of interest made in respect of the Class IO Certificates on any Distribution Date pursuant to clause (i) above, shall be deemed to have been made in respect of the respective Components of such Class, pro rata in accordance with the respective amounts of Distributable Certificate Interest that would be payable on such Components on such Distribution Date if each such Component were treated as a separate Class of Regular Interest Certificates.

            (b) On each Distribution Date, the Trustee shall withdraw from the Collection Account any amounts that represent Prepayment Premiums and/or Yield Maintenance Charges actually collected on the Mortgage Loans and any REO Loans during the related Collection Period (net of any Workout Fees and/or Liquidation Fees payable therefrom) and shall distribute each such Prepayment Premium and/or Yield Maintenance Charge (net of any Workout Fee or Liquidation Fee payable therefrom), as additional interest, as follows:

            (i) first, to the Holders of the respective Classes of Sequential Pay Certificates (other than any Excluded Class thereof) entitled to distributions of principal pursuant to Section 4.01(a) on such Distribution Date, up to an amount equal to, and pro rata based on, the respective Additional Yield Amounts for such Classes of Certificates for such Distribution Date; and

            (ii) second, to the Holders of the Class IO Certificates, to the extent of any remaining portion of such Prepayment Premium and/or Yield Maintenance Charge (net of any Workout Fee or Liquidation Fee payable therefrom) (distributions pursuant to this clause (ii) to be deemed allocable among the respective Components of the Class IO Certificates on a pro rata basis in accordance with the respective amounts of Accrued Component Interest in respect of such Components for the subject Distribution Date).

            On each Distribution Date, the Trustee shall withdraw from the Collection Account any amounts that represent Additional Interest actually collected on the ARD Loans and any related REO Loans during the related Collection Period (net of any portion of such Additional Interest payable as a Workout Fee or Liquidation Fee) and shall distribute such amounts among all the Classes of Sequential Pay Certificates on a pro rata basis in accordance with the respective initial Class Principal Balances of such Classes of Certificates, without regard to whether any such Class is entitled to distributions of principal on such Distribution Date (whether by reason of its Class Principal Balance having been reduced to zero or by reason of it not yet being entitled to distributions of principal).

            (c) All distributions made with respect to each Class on each Distribution Date shall be allocated pro rata among the outstanding Certificates in such Class based on their respective Percentage Interests. Except as otherwise provided below, all such distributions with respect to each Class on each Distribution Date shall be made to the Certificateholders of the respective Class of record at the close of business on the related Record Date and shall be made by wire transfer of immediately available funds to the account of any such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent Distribution Dates), or otherwise by check mailed to the address of such Certificateholder as it appears in the Certificate Register. The final distribution on each Certificate (determined, in the case of a Sequential Pay Certificate, without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to such Certificate, but taking into account possible future distributions of Additional Interest) will be made in a like manner, but only upon presentation and surrender of such Certificate at the offices of the Certificate Registrar or such other location specified in the notice to Certificateholders of such final distribution. Prior to any termination of the Trust Fund pursuant to Section 9.01, any distribution that is to be made with respect to a Certificate in reimbursement of a Realized Loss or Additional Trust Fund Expense previously allocated thereto, which reimbursement is to occur after the date on which such Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Certificateholder that surrendered such Certificate as such address last appeared in the Certificate Register or to any other address of which the Trustee was subsequently notified in writing. If such check is returned to the Trustee, then the Trustee, directly or through an agent, shall take such reasonable steps to contact the related Holder and deliver such check as it shall deem appropriate. Any funds in respect of a check returned to the Trustee shall be set aside by the Trustee and held uninvested in trust and credited to the account of the appropriate Holder. The costs and expenses of locating the appropriate Holder and holding such funds shall be paid out of such funds. No interest shall accrue or be payable to any former Holder on any amount held in trust hereunder. If the Trustee has not, after having taken such reasonable steps, located the related Holder by the second anniversary of the initial sending of a check, the Trustee shall, subject to applicable law, distribute the unclaimed funds to the Class R-III Certificateholders.

            (d) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the related Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the related Certificate Owners that it represents. None of the Trustee, the Certificate Registrar, the Depositor or the Master Servicer shall have any responsibility therefor except as otherwise provided by this Agreement or applicable law. The Trustee and the Depositor shall perform their respective obligations under a Letter of Representations among the Depositor, the Trustee and the initial Depository dated as of the Closing Date.

            (e) The rights of the Certificateholders to receive distributions from the proceeds of the Trust Fund in respect of the Certificates, and all rights and interests of the Certificateholders in and to such distributions, shall be as set forth in this Agreement. Neither the Holders of any Class of Certificates nor any party hereto shall in any way be responsible or liable to the Holders of any other Class of Certificates in respect of amounts properly previously distributed on the Certificates.

            (f) Except as otherwise provided in Section 9.01, whenever the Trustee receives written notification of or expects that the final distribution with respect to any Class of Certificates (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to such Class of Certificates) will be made on the next Distribution Date, the Trustee shall, no later than five days after the related Determination Date, mail to each Holder of record on such date of such Class of Certificates a notice to the effect that:

            (i) the Trustee expects that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Certificate Registrar or at such other location therein specified, and

            (ii) no interest shall accrue on such Certificates from and after such Distribution Date.

            Any funds not distributed to any Holder or Holders of Certificates of such Class on such Distribution Date because of the failure of such Holder or Holders to tender their Certificates shall, on such date, be set aside and held uninvested in trust and credited to the account or accounts of the appropriate non-tendering Holder or Holders. If any Certificates as to which notice has been given pursuant to this Section 4.01(f) shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining non-tendering Certificateholders to surrender their Certificates for cancellation in order to receive the final distribution with respect thereto. If within one year after the second notice all such Certificates shall not have been surrendered for cancellation, then the Trustee, directly or through an agent, shall take such steps to contact the remaining non-tendering Certificateholders concerning the surrender of their Certificates as it shall deem appropriate. The costs and expenses of holding such funds in trust and of contacting such Certificateholders following the first anniversary of the delivery of such second notice to the non-tendering Certificateholders shall be paid out of such funds. No interest shall accrue or be payable to any former Holder on any amount held in trust pursuant to this paragraph. If all of the Certificates shall not have been surrendered for cancellation by the second anniversary of the delivery of the second notice, the Trustee shall, subject to applicable law, distribute to the Class R-III Certificateholders all unclaimed funds and other assets which remain subject thereto.

            (g) Notwithstanding any other provision of this Agreement, the Trustee shall comply with all federal withholding requirements respecting payments to Certificateholders of interest or original issue discount that the Trustee reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. If the Trustee does withhold any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee shall indicate the amount withheld to such Certificateholders.

            (h) All distributions made in respect of each Class of Sequential Pay Certificates on each Distribution Date pursuant to Section 4.01(a), the first paragraph of Section 4.01(b) or Section 9.01 shall be deemed to have first been distributed from REMIC II to REMIC III in respect of the Corresponding REMIC II Regular Interest for such Class of Certificates; and all distributions made in respect of the Class IO Certificates on each Distribution Date pursuant to Section 4.01(a), the first paragraph of Section 4.01(b) or Section 9.01, and allocable to any particular Component of such Class of Certificates, shall be deemed to have first been distributed from REMIC II to REMIC III in respect of the Corresponding REMIC II Regular Interest for such Component. In each case, if such distribution on any such Class of Certificates was a distribution of interest, of principal, of additional interest (in the form of Prepayment Premiums or Yield Maintenance Charges) or in reimbursement of any previously allocated Realized Losses and Additional Trust Fund Expenses in respect of such Class of Certificates, then the corresponding distribution deemed to be made on a REMIC II Regular Interest pursuant to the preceding sentence shall be deemed to also be a distribution of interest, of principal, of additional interest (in the form of Prepayment Premiums or Yield Maintenance Charges) or in reimbursement of any previously allocated Realized Losses and Additional Trust Fund Expenses, as the case may be, in respect of such REMIC II Regular Interest. The actual distributions made by the Trustee on each Distribution Date in respect of the REMIC III Certificates pursuant to Section 4.01(a), the first paragraph of Section 4.01(b) or Section 9.01, as applicable, shall be deemed to have been so made from the amounts deemed distributed in respect of the REMIC II Regular Interests on such Distribution Date pursuant to this Section 4.01(h). Notwithstanding the deemed distributions on the REMIC II Regular Interests described in this Section 4.01(h), actual distributions of funds from the Collection Account shall be made only in accordance with Section 4.01(a),
Section 4.01(b) or Section 9.01, as applicable.

            (i) On each Distribution Date, including, without limitation, the final Distribution Date in connection with a termination of the Trust Fund, the Available Distribution Amount for such date shall be deemed to have first been distributed from REMIC I to REMIC II in respect of the REMIC I Regular Interests, in each case to the extent of the remaining portions of such funds, for the following purposes and in the following order of priority:

            (i) as deemed distributions of interest in respect of the REMIC I Regular Interests, in an amount equal to, and pro rata in accordance with, all Uncertificated Distributable Interest in respect of each such REMIC I Regular Interest for such Distribution Date and, to the extent not previously deemed distributed, for all prior Distribution Dates;

            (ii) as deemed distributions of principal in respect of the REMIC I Regular Interests, in an amount equal to, and pro rata in accordance with, as to each such REMIC I Regular Interest, the excess, if any, of the Uncertificated Principal Balance of such REMIC I Regular Interest outstanding immediately prior to such Distribution Date, over the Stated Principal Balance of the related Mortgage Loan (or successor REO Loan) that will be outstanding immediately following such Distribution Date; and

            (iii) as deemed distributions in respect of the REMIC I Regular Interests, in an amount equal to, pro rata in accordance with, and in reimbursement of, any Realized Losses and Additional Trust Fund Expenses (with compounded interest), previously allocated to each such REMIC I Regular Interest.

            Any Prepayment Premiums or Yield Maintenance Charges distributed to any Class of Regular Interest Certificates on any Distribution Date shall, in each case, be deemed to have been distributed from REMIC I to REMIC II in respect of the REMIC I Regular Interest corresponding to the prepaid Mortgage Loan or REO Loan, as the case may be, in respect of which such premium or charge was received.

            SECTION 4.02. Statements to Certificateholders; CSSA Loan File
Report.

            (a) On each Distribution Date, the Trustee shall forward by first class mail (or, in the case of each Rating Agency and any of the other Persons entitled thereto who so request, by electronic medium) to the Depositor, the Underwriter, the Master Servicer, the Special Servicer, the Controlling Class Representative, each Rating Agency, all of the Holders of each Class of Regular Interest Certificates, all of the initial Certificate Owners of each Class of Book-Entry Certificates (a list of which shall be provided to the Trustee on the Closing Date substantially in the form set forth on Exhibit K hereto) and, upon their written request to the Trustee, any subsequent Certificate Owners of the Book-Entry Certificates as may be identified to the reasonable satisfaction of the Trustee, a statement (a "Distribution Date Statement"), based on information provided to it by the Master Servicer and the Special Servicer, setting forth:

            (i) the amount of the distribution on such Distribution Date to the Holders of each Class of Sequential Pay Certificates in reduction of the Class Principal Balance thereof;

            (ii) the amount of the distribution on such Distribution Date to the Holders of each Class of Regular Interest Certificates allocable to Distributable Certificate Interest;

            (iii) the amount of the distribution on such Distribution Date to the Holders of each Class of Regular Interest Certificates allocable to Prepayment Premiums and Yield Maintenance Charges;

            (iv) the amount of the distribution on such Distribution Date to the Holders of each Class of Sequential Pay Certificates in reimbursement of previously allocated Realized Losses and Additional Trust Fund Expenses;

            (v) the Available Distribution Amount for such Distribution Date;

            (vi) the aggregate amount of P&I Advances made in respect of the prior Distribution Date pursuant to Section 4.03(a), including, without limitation, any amounts applied pursuant to Section 4.03(a)(ii);

            (vii) (A) the aggregate amount of unreimbursed P&I Advances that had been outstanding at the close of business on the related Determination Date and the aggregate amount of interest accrued and payable to the Master Servicer, the Trustee or the Fiscal Agent in respect of such unreimbursed P&I Advances in accordance with Section 4.03(d) as of the close of business on the related Determination Date and (B) the aggregate amount of unreimbursed Servicing Advances that had been outstanding as of the close of business on the related Determination Date and the aggregate amount of interest accrued and payable to the

      Master Servicer, the Special Servicer, the Trustee or the Fiscal Agent in respect of such unreimbursed Servicing Advances in accordance with Section 3.03(d) as of the close of business on the related Determination Date;

            (viii) the aggregate unpaid principal balance of the Mortgage Pool outstanding as of the close of business on the related Determination Date and the aggregate Stated Principal Balance of the Mortgage Pool outstanding immediately before and immediately after such Distribution Date;

            (ix) the number, aggregate unpaid principal balance, weighted average remaining term to maturity and weighted average Mortgage Rate of the Mortgage Loans as of the close of business on the related Determination Date;

            (x) the number, aggregate unpaid principal balance (as of the close of business on the related Determination Date) and aggregate Stated Principal Balance (immediately after such Distribution Date) of Mortgage Loans (A) delinquent one month, (B) delinquent two months, (C) delinquent three or more months, and (D) as to which foreclosure proceedings have been commenced;

            (xi) as to each Mortgage Loan referred to in the preceding clause
      (x) above, (A) the loan number thereof, (B) the Stated Principal Balance thereof immediately following such Distribution Date, (C) whether the delinquency is in respect of its Balloon Payment, (D) whether a notice of acceleration has been sent to the Mortgagor and, if so, the date of such notice, (E) whether an Environmental Assessment of the related Mortgaged Property has been performed as contemplated by Section 3.09(c) and, if the assessment is such that the Special Servicer cannot make the determination set forth in clauses (i) and (ii) of the first sentence of Section 3.09(c), a brief description of the results of such Environmental Assessment, and (F) a brief description of the status of any foreclosure proceedings or any workout or loan modification negotiations with the related Mortgagor;

            (xii) with respect to any Mortgage Loan as to which a Liquidation Event occurred during the related Collection Period (other than a payment in full), (A) the loan number thereof, (B) the nature of the Liquidation Event and, in the case of a Final Recovery Determination, a brief description of the basis for such Final Recovery Determination, (C) the aggregate of all Liquidation Proceeds and other amounts received in connection with such Liquidation Event (separately identifying the portion thereof allocable to distributions on the Certificates), and (D) the amount of any Realized Loss in connection with such Liquidation Event;

            (xiii) with respect to any REO Property that was included in the Trust Fund as of the close of business on the related Determination Date, the loan number of the related Mortgage Loan, the book value of such REO Property and the amount of REO Revenues and other amounts, if any, received with respect to such REO Property during the related

      Collection Period (separately identifying the portion thereof allocable to distributions on the Certificates);

            (xiv) with respect to any Mortgage Loan as to which the related Mortgaged Property became an REO Property during the related Collection Period, the loan number of such Mortgage Loan and the Stated Principal Balance of such Mortgage Loan as of the related Acquisition Date;

            (xv) with respect to any REO Property included in the Trust Fund as to which a Final Recovery Determination was made during the related Collection Period, (A) the loan number of the related Mortgage Loan, (B) a brief description of the basis for the Final Recovery Determination, (C) the aggregate of all Liquidation Proceeds and other amounts received with respect to such REO Property during the related Collection Period (separately identifying the portion thereof allocable to distributions on the Certificates), and (D) the amount of any Realized Loss in respect of the related REO Loan in connection with such Final Recovery Determination;

            (xvi) the Accrued Certificate Interest and Distributable Certificate Interest in respect of each Class of Regular Interest Certificates for such Distribution Date;

            (xvii) any unpaid Distributable Certificate Interest in respect of each Class of Regular Interest Certificates after giving effect to the distributions made on such Distribution Date, and if the full amount of the Principal Distribution Amount was not distributed on such Distribution Date, the portion of the shortfall affecting each Class of Sequential Pay Certificates;

            (xviii) the Pass-Through Rate for each Class of Regular Interest Certificates for such Distribution Date;

            (xix) the Principal Distribution Amount for such Distribution Date, separately identifying the respective components thereof (and, in the case of any Principal Prepayment or other unscheduled collection of principal received during the related Collection Period, the loan number for the related Mortgage Loan and the amount of such prepayment or other collection of principal);

            (xx) the aggregate of all Realized Losses incurred during the related Collection Period and, aggregated by type, all Additional Trust Fund Expenses incurred during the related Collection Period;

            (xxi) the aggregate of all Realized Losses and Additional Trust Fund Expenses that remain unallocated immediately following such Distribution Date;

            (xxii) the Class Principal Balance of each Class of Sequential Pay Certificates and the Component Notional Amount of each Component of the Class IO Certificates, outstanding immediately before and immediately after such Distribution Date, separately identifying any reduction therein due to the allocation of Realized Losses and Additional Trust Fund Expenses on such Distribution Date;

            (xxiii) the Certificate Factor for each Class of Regular Interest Certificates immediately following such Distribution Date;

            (xxiv) the aggregate amount of interest on Advances paid to the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent during the related Collection Period in accordance with Section 3.03(d) and/or Section 4.03(d);

            (xxv) (A) the loan number for each Required Appraisal Loan and any related Appraisal Reduction Amount as of the related Determination Date and (B) the aggregate Appraisal Reduction Amount for all Required Appraisal Loans as to related Determination Date;

            (xxvi) on a cumulative basis from the Cut-off Date, the number, aggregate Stated Principal Balance immediately after such Distribution Date (in the case of subclauses (A), (B) and (E), aggregate Cut-off Date Balance (in the case of subclauses (C) and (D)), weighted average extension period (except in the case of subclause (B) and which shall be zero in the case of subclause (C)), and weighted average anticipated extension period (in the case of subclause (B)) of Mortgage Loans (A) as to which the maturity dates have been extended, (B) as to which the maturity dates are in the process of being extended, (C) that have paid off and were never extended, (D) as to which the maturity dates had previously been extended and have paid off and (E) as to which the maturity dates had been previously extended and are in the process of being further extended;

            (xxvii) the original and then current credit support levels for each Class of Regular Interest Certificates;

            (xxviii) the original and then current ratings for each Class of Regular Interest Certificates;

            (xxix) the aggregate amount of Prepayment Premiums and Yield Maintenance Charges collected (A) during the related Collection Period and
      (B) since the Closing Date; and

            (xxx) (A) the aggregate amount of servicing compensation
      (separately identifying the amount of each category of compensation) paid to the Master Servicer, the Special Servicer and, if payable directly out of the Trust Fund without a reduction in the servicing compensation otherwise payable to the Master Servicer or the Special Servicer, to each Sub-Servicer, during the related Collection Period, and (B) such other information as the Trustee is required by the Code or other applicable law to furnish to enable Certificateholders to prepare their tax returns.

In the case of information to be furnished pursuant to clauses (i) through (iv) above, the amounts shall be expressed as a dollar amount in the aggregate for all Certificates of each applicable Class and per Single Certificate. In the case of information provided to the Trustee as a basis for information to be furnished pursuant to clauses (vi) through (xv), (xxiv), (xxv), (xxvi), (xxix) and (xxx) above, insofar as the underlying information is solely within the control of the Special Servicer or the Master Servicer, the Trustee may, absent manifest error, conclusively rely on the reports to be provided by the Special Servicer or the Master Servicer.

            On each Distribution Date, the Trustee shall forward by first class mail (or, in the case of each Rating Agency and any of the other Persons entitled thereto who so request, by electronic medium) to each Certificateholder, the Underwriter, the Depositor, each Rating Agency and each other Person that was forwarded a Distribution Date Statement on such Distribution Date, a copy of the following reports delivered to it by the Master Servicer pursuant to Section 3.12(c) since the preceding Distribution Date (or, in the case of the initial Distribution Date, since the Closing Date): (i) the Delinquent Loan Status Report; (ii) the Historical Loss Estimate Report; (iii) the Historical Loan Modification Report; (iv) the REO Status Report; (v) the Watch List Report; (vi) a Loan Payoff Notification Report; and (vii) the Comparative Financial Status Report. The Trustee shall prepare and deliver or shall cause to be delivered on each Distribution Date by first class mail (or, in the case of each Rating Agency and any of the other Persons entitled thereto who so request, by electronic medium) to each Certificateholder, the Underwriter, the Depositor, each Rating Agency and each other Person that was forwarded a Distribution Date Statement on such Distribution Date a copy of the CSSA Loan File Report containing information regarding each Mortgage Loan and the CSSA Property File Report containing information regarding each Mortgaged Property and REO Property as of the end of the preceding calendar month. The Distribution Date Statement, the CSSA Loan File Report, the CSSA Property File Report and the reports referred to in the second preceding sentence collectively constitute the "Certificateholder Reports". Absent manifest error, none of the Master Servicer, the Special Servicer or the Trustee shall be responsible for the accuracy or completeness of any information supplied to it by a Mortgagor or third party that is included in any reports, statements, materials or information prepared or provided by the Master Servicer, the Special Servicer or the Trustee, as applicable. None of the Trustee, the Master Servicer or the Special Servicer shall have any obligation to verify the accuracy or completeness of any information provided by a Mortgagor, a third party or each other.

            A Certificateholder or Certificate Owner may obtain certain information contained in each Distribution Date Statement by calling the Trustee's ASAP System at (312) 904-2200 and requesting statement number 319, or such other mechanism as the Trustee may have in place from time to time. With the consent of the Depositor, the Trustee may make certain information concerning the Mortgage Loans and the Certificates available to Certificateholders and Certificate Owners through the Trustee's website at www.lnbabs.com on the internet. Account numbers on the Trustee's ASAP System and passwords for the Trustee's website may be obtained by calling (312) 904-2200 and following the voice prompts for obtaining account numbers. Certificate Factor information may be obtained by potential purchasers of the Certificates or interests therein, by calling (800) 246-5761. In addition, if the Depositor or the Underwriter so directs the Trustee, the Trustee will make available the Distribution Date Statement via automated medium to any Person who places a telephone call to (312) 904-2200 and requests access to ASAP, the Trustee's automated fax back system. Additionally, the Trustee shall make available to the Master Servicer, the Special Servicer, the Certificateholders, Certificate Owners identified to the Trustee in writing, the Depositor, the Underwriter, each Rating Agency, and Bloomberg, L.P. (and may in its discretion and upon receipt of written consent of the Underwriter or the Depositor publish on the internet) by means of electronic access to a datafile in the "CSSA Loan periodic update file" and the "CSSA Property File" with the Delinquent Loan Status Report, Historical Loan Modification Report, Historical Loss Estimate

Report, REO Status Report, Loan Payoff Notification Report and the Watch List Report attached (provided such reports have been delivered to the Trustee pursuant to Section 3.12(c) in an electronic format acceptable to the Trustee) via the Trustee's bulletin board (accessible by dialing (714) 282-3990). The Trustee may disclaim responsibility for any information therein for which it is not the original source. The Master Servicer, upon receipt of written consent of the Underwriter or the Depositor, may publish on the internet any information that Trustee is obligated to provide to Bloomberg, L.P. provided that any expenses or liability arising therefrom shall not be an Additional Trust Fund Expense and shall be the sole responsibility of the Master Servicer.

            Within a reasonable period of time after the end of each calendar year, the Trustee shall send to each Person who at any time during the calendar year was a Certificateholder of record, a report summarizing on an annual basis (if appropriate) the items provided to Certificateholders pursuant to clauses
(i), (ii), (iii) and (iv) of the description of "Distribution Date Statement" above and such other information as may be required to enable such Certificateholders to prepare their federal income tax returns. Such information shall include the amount of original issue discount accrued on each Class of Certificates and information regarding the expenses of the Trust Fund. Such requirement shall be deemed to be satisfied to the extent such information is provided pursuant to applicable requirements of the Code from time to time in force.

            On each Distribution Date, the Trustee shall forward to the Depositor, to each Rating Agency, to each Holder of a Residual Interest Certificate, to the Underwriter (at Three World Financial Center, New York, New York 10285, Attention: Trish Hall, or such other address as the Underwriter may designate) and, in the case of reports regarding the respective Classes of Book-Entry Certificates, if any, to The Trepp Group (at 477 Madison Avenue, 18th Floor, New York, New York 10022, or such other address as The Trepp Group may hereafter designate), a copy of the reports forwarded to the Holders of the Regular Interest Certificates on such Distribution Date and a statement setting forth the amounts, if any, actually distributed with respect to the Class R-I, Class R-II and Class R-III Certificates on such Distribution Date.

            Upon written request of the Depositor or the Underwriter, without payment of any fee, and upon written request of any Certificateholders or any other Person, together with payment of a reasonable fee specified by the Trustee, the Trustee shall provide any statements, reports and/or information contemplated by this Section 4.02(a) on computer diskette to such party (such computer diskette and such statements, reports, and/or information thereon to bear such appropriate disclaimers and qualifications as the Depositor and the Trustee shall determine in their reasonable discretion).

            If any Certificate Owner does not receive through the Depository or any of its Depository Participants any of the statements, reports and/or other written information described above in this Section 4.02(a) that it would otherwise be entitled to receive if it were the Holder of a Definitive Certificate evidencing its ownership interest in the related Class of Book Entry Certificates, then the Trustee shall forward such statements, reports and/or other written information to such Certificate Owner as provided above, upon the request of such Certificate Owner made in writing to the Corporate Trust Office (accompanied by current verification of such Certificate Owner's ownership interest). Such portion of such information as may be agreed upon by the Depositor and the Trustee shall be furnished to any such Person via overnight courier delivery or telecopy from the Trustee; provided that the cost of such overnight courier delivery or telecopy shall be an expense of the party requesting such information.

            The Trustee shall only be obligated to deliver the statements, reports and information contemplated by this Section 4.02(a) to the extent it receives the necessary underlying information from the Master Servicer and shall not be liable for any failure to deliver any thereof on the prescribed due dates, to the extent caused by failure to receive timely such underlying information. Nothing herein shall obligate the Trustee, the Master Servicer or the Special Servicer to violate any applicable law prohibiting disclosure of information with respect to any Mortgagor and the failure of the Trustee, Master Servicer or the Special Servicer to disseminate information for such reason shall not be a breach hereof.

            The information to be furnished by the Trustee to the Certificateholders pursuant to Sections 4.02(a) and (b) shall not limit the Trustee in furnishing any such information to other Persons to whom it determines such disclosure to be appropriate and shall not limit the Trustee in furnishing to Certificateholders or to any person any other information with respect to the Mortgage Loans, the Mortgaged Properties or the Trust Fund as may be provided to it by the Depositor, the Master Servicer or the Special Servicer or gathered by it in any investigation or other manner from time to time (such information, other than as described in Sections 4.02(a) and (b), is referred to herein as "Additional Information") as it may reasonably deem necessary or appropriate from time to time, provided that (A) the Trustee shall give the Depositor three business days' advance notice before doing so, (B) any such Additional Information shall only be furnished with the consent or at the request of the Depositor (except pursuant to clause (E) below), (C) the Trustee shall be entitled to indicate the source of all information furnished by it, and the Trustee may affix thereto any disclaimer it deems appropriate in its discretion, (D) the Trustee shall notify Certificateholders of the availability of any such information in any manner as it, in its sole discretion, may determine and (E) this provision shall not prevent the Trustee, whether with or without the consent of the Depositor, from furnishing information with respect to the Trust Fund and its administration thereof to any Person, if it reasonably determines that the furnishing of such information is required by applicable law. The Trustee shall forward to the Depositor any requests for Additional Information which, for their fulfillment, require the consent of the Depositor. Nothing herein shall be construed to impose upon the Trustee any obligation or duty to furnish or distribute any Additional Information to any Person in any instance.

            (b) Not later than 2:00 p.m. (New York City time) on the third Business Day following each Determination Date, the Master Servicer shall furnish to the Trustee, the Depositor and the Underwriter, by electronic transmission (or in such other form to which the Trustee or the Depositor, as the case may be, and the Master Servicer may agree), with a hard copy of such transmitted information to follow not later than the second Business Day following such Determination Date, an accurate and complete CSSA Loan File Report providing the required information for the Mortgage Loans as of such Determination Date.

            In the performance of its obligations set forth in Section 4.05 and its other duties hereunder, the Trustee may conclusively rely on the CSSA Loan File Report provided to it by the Master Servicer, and the Trustee shall not be responsible to recompute, recalculate or verify the information provided to it by the Master Servicer. In the case of information to be furnished by the Master Servicer to the Trustee pursuant to this Section 4.02(b), insofar as such information is solely within the control of the Special Servicer, the Master Servicer (if other than the Special Servicer or an Affiliate thereof) shall have no obligation to provide such information until it has received such information from the Special Servicer, shall not be in default hereunder due to a delay in providing the CSSA Loan File Report caused by the Special Servicer's failure to timely provide any report required under this Agreement and may, absent actual knowledge of an error therein, conclusively rely on the reports to be provided by the Special Servicer. The Master Servicer may conclusively rely on any information provided by the Depositor or any Mortgagor with respect to the CSSA Loan File Report.

            SECTION 4.03. P&I Advances.

            (a) On or before 4:00 p.m., New York City time, on each P&I Advance Date, the Master Servicer shall, subject to Section 4.03(c) below, either (i) remit from its own funds to the Trustee for deposit into the Collection Account an amount equal to the aggregate amount of P&I Advances, if any, to be made in respect of the related Distribution Date, (ii) apply amounts held in the Custodial Account for future distribution to Certificateholders in subsequent months in discharge of any such obligation to make P&I Advances, or (iii) make P&I Advances in the form of any combination of (i) and (ii) aggregating the total amount of P&I Advances to be made. Any amounts held in the Custodial Account for future distribution and so used to make P&I Advances shall be appropriately reflected in the Master Servicer's records and replaced by the Master Servicer by deposit in the Custodial Account on or before the next succeeding Determination Date (to the extent not previously replaced through the deposit of Late Collections of the delinquent principal and interest in respect of which such P&I Advances were made). If, as of 4:00 p.m., New York City time, on any P&I Advance Date, the Master Servicer shall not have made any P&I Advance required to be made on such date pursuant to this Section 4.03(a) (and shall not have delivered to the Trustee the requisite Officer's Certificate and documentation related to a determination of nonrecoverability of a P&I Advance), then the Trustee shall provide notice of such failure to a Servicing Officer of the Master Servicer by facsimile transmission sent to telecopy no. (312) 845-8617 (or such alternative number provided by the Master Servicer to the Trustee in writing) and by telephone at telephone no. (312) 845-8585 (or such alternative number provided by the Master Servicer to the Trustee in writing) as soon as possible, but in any event before 6:00 p.m., New York City time, on such P&I Advance Date. If after such notice by facsimile, the Trustee does not receive the full amount of such P&I Advances by 11:00 a.m., New York City time, on the Business Day immediately following such P&I Advance Date, then (i) the Trustee (or the Fiscal Agent on its behalf) shall make the portion of such P&I Advances that was required to be, but was not, made by the Master Servicer on such P&I Advance Date and (ii) the provisions of Sections 7.01 and 7.02 shall apply. If the Trustee fails to make any such P&I Advance on the related Distribution Date, but the Fiscal Agent shall make such P&I Advance on such date, then the Trustee shall be deemed not to be in default hereunder.

            (b) The aggregate amount of P&I Advances to be made by the Master Servicer, the Trustee or the Fiscal Agent, as the case may be, in respect of any Distribution Date shall, subject to Section 4.03(c) below, equal the aggregate of all Scheduled Payments (other than Balloon Payments) and any Assumed Scheduled Payments, in each case net of related Master Servicing Fees and any related Workout Fees, due or deemed due, as the case may be, in respect of the Mortgage Loans (including, without limitation, Balloon Mortgage Loans delinquent as to their respective Balloon Payments) and any REO Loans on their respective Due Dates during the related Collection Period, in each case to the extent such amount was not paid by or on behalf of the related Mortgagor or otherwise collected (including received as net income from REO Properties) as of the close of business on the related Determination Date; provided that, (i) if the Monthly Payment on any Mortgage Loan has been reduced in connection with a bankruptcy or similar proceeding involving the related Mortgagor or a modification, waiver or amendment granted or agreed to by the Special Servicer pursuant to Section 3.20, or if the final maturity on any Mortgage Loan shall be extended in connection with a bankruptcy or similar proceeding involving the related Mortgagor or a modification, waiver or amendment granted or agreed to by the Special Servicer pursuant to Section 3.20, and the Monthly Payment due and owing during the extension period is less than the related Assumed Scheduled Payment, then the Master Servicer, the Trustee or the Fiscal Agent, as the case may be, shall, as to such Mortgage Loan only, advance only the amount of the Monthly Payment due and owing after taking into account such reduction (net of related Master Servicing Fees and any related Workout Fees) in the event of subsequent delinquencies thereon; and (ii) if it is determined that an Appraisal Reduction Amount exists with respect to any Required Appraisal Loan then, in the event of subsequent delinquencies thereon, the interest portion of each P&I Advance, if any, required to be made in respect of such Required Appraisal Loan during the period that such Appraisal Reduction Amount continues to exist, shall be reduced (it being herein agreed and acknowledged that there shall be no reduction in the principal portion of any such P&I Advance) to equal the product of (x) the amount of the interest portion of the subject P&I Advance that would otherwise be required without regard to this clause (ii), multiplied by (y) a fraction, the numerator of which is equal to the Stated Principal Balance of such Mortgage Loan, net of such Appraisal Reduction Amount, and the denominator of which is equal to the Stated Principal Balance of such Mortgage Loan.

            (c) Notwithstanding anything herein to the contrary, no P&I Advance shall be required to be made hereunder if such P&I Advance would, if made, constitute a Nonrecoverable P&I Advance. The determination by the Master Servicer that it has made a Nonrecoverable P&I Advance or that any proposed P&I Advance, if made, would constitute a Nonrecoverable P&I Advance, shall be evidenced by an Officers' Certificate delivered to the Trustee, the Fiscal Agent and the Depositor on or before the related P&I Advance Date, setting forth the basis for such determination, together with any other information that supports such determination, including an appraisal (which appraisal shall have been conducted within the 12-month period preceding such determination in accordance with the standards of the Appraisal Institute taking into account the factors specified in Section 3.18(e)), related Mortgagor operating statements and financial statements, budgets and rent rolls of the related Mortgaged Properties (to the extent available and /or in the Master Servicer's or the Special Servicer's possession), engineers' reports, environmental surveys and any similar reports that the Master Servicer may have obtained consistent with the Servicing Standard and at the expense of the Trust Fund, that support such determination by the Master Servicer. The Trustee and the Fiscal Agent shall be entitled to rely, conclusively, on any determination by the Master Servicer that a P&I Advance, if made, would be a Nonrecoverable Advance; provided, however, that if the Master Servicer has failed to make a P&I Advance for reasons other than a determination by the Master Servicer that such P&I Advance would be Nonrecoverable Advance, the Trustee or Fiscal Agent, as applicable, shall make such Advance within the time periods required by Section 4.03(a) unless the Trustee or the Fiscal Agent, in good faith, makes a determination prior to the times specified in Section 4.03(a) that such P&I Advance would be a Nonrecoverable Advance. The Trustee and the Fiscal Agent, in determining whether or not a P&I Advance previously made is, or a proposed P&I Advance, if made, would be, a Nonrecoverable Advance shall be subject to the standards applicable to the Master Servicer hereunder.

            (d) Subject to the next sentence, the Master Servicer, the Trustee and the Fiscal Agent shall each be entitled to receive interest at the Reimbursement Rate in effect from time to time, compounded annually, accrued on the amount of each P&I Advance made thereby (with its own funds) for so long as such P&I Advance is outstanding (or, if such P&I Advance was made prior to the end of any grace period applicable to the subject delinquent Monthly Payment, for so long as such P&I Advance is outstanding following the end of such grace period), such interest to be payable: (i) at any time, out of late payment charges and Default Interest collected on the particular Mortgage Loan or REO Loan as to which such P&I Advance relates; and (ii) to the extent that such late payment charges and Default Interest are insufficient, but only after the related Advance has been reimbursed pursuant to this Agreement, out of general collections on the Mortgage Loans and REO Properties on deposit in the Collection Account. The Master Servicer shall, in accordance with Section 3.05(a), reimburse itself, the Trustee or the Fiscal Agent, as applicable, for any outstanding P&I Advance made thereby as soon as practicable after funds available for such purpose are deposited in the Custodial Account, and in no event shall interest accrue in accordance with this Section 4.03(d) on any P&I Advance as to which the corresponding Late Collection was received as of the related P&I Advance Date.

            SECTION 4.04. Allocation of Realized Losses and Additional Trust
                          Fund Expenses.

            (a) On each Distribution Date, following all distributions to be made on such date pursuant to Section 4.01, the Trustee shall allocate to the respective Classes of Sequential Pay Certificates as follows the aggregate of all Realized Losses and Additional Trust Fund Expenses that were incurred at any time following the Cut-off Date through the end of the related Collection Period, and in any event that were not previously allocated pursuant to this
Section 4.04(a) on any prior Distribution Date, but only to the extent that (i) the aggregate Certificate Principal Balance of the Sequential Pay Certificates as of such Distribution Date (after taking into account all of the distributions made on such Distribution Date pursuant to Section 4.01) exceeds (ii) the aggregate Stated Principal Balance of the Mortgage Pool that will be outstanding immediately following such Distribution Date: first, to the Class M Certificates, until the remaining Class Principal Balance thereof has been reduced to zero; second, to the Class L Certificates, until the remaining Class

Principal Balance thereof has been reduced to zero; third, to the Class K Certificates, until the remaining Class Principal Balance thereof has been reduced to zero; fourth, to the Class J Certificates, until the remaining Class Principal Balance thereof has been reduced to zero; fifth, to the Class H Certificates, until the remaining Class Principal Balance thereof has been reduced to zero; sixth, to the Class G Certificates, until the remaining Class Principal Balance thereof has been reduced to zero; seventh, to the Class F Certificates, until the remaining Class Principal Balance thereof has been reduced to zero; eighth, to the Class E Certificates, until the remaining Class Principal Balance thereof has been reduced to zero; ninth, to the Class D Certificates, until the remaining Class Principal Balance thereof has been reduced to zero; tenth, to the Class C Certificates, until the remaining Class Principal Balance thereof has been reduced to zero; eleventh, to the Class B Certificates, until the remaining Class Principal Balance thereof has been reduced to zero; and twelfth, pro rata (based on remaining Class Principal Balances) to the Class A-1 Certificates, Class A-2 Certificates and Class A-3 Certificates, until the Class Principal Balances thereof are reduced to zero. Any allocation of Realized Losses and Additional Trust Fund Expenses to a Class of Regular Interest Certificates shall be made by reducing the Class Principal Balance thereof by the amount so allocated. All Realized Losses and Additional Trust Fund Expenses, if any, allocated to a Class of Regular Interest Certificates shall be allocated among the respective Certificates of such Class in proportion to the Percentage Interests evidenced thereby. All Realized Losses and Additional Trust Fund Expenses, if any, that have not been allocated to the Regular Interest Certificates as of the Distribution Date on which the aggregate Certificate Principal Balance of such Certificates has been reduced to zero, shall be deemed allocated to the Residual Interest Certificates.

            (b) Each Realized Loss and Additional Trust Fund Expense, if any, allocated to any Class of Sequential Pay Certificates on any Distribution Date shall be deemed to have first been allocated to the Corresponding REMIC II Regular Interest for such Class of Certificates, with a corresponding reduction in the Uncertificated Principal Balance of such REMIC II Regular Interest.

            (c) On each Distribution Date, following the deemed distributions to be made in respect of the REMIC I Regular Interests pursuant to Section 4.01(i), the Uncertified Principal Balance of each REMIC I Regular Interest (after taking account of such deemed distributions) shall be reduced to equal the Stated Principal Balance of the related Mortgage Loan or REO Loan, as the case may be, that will be outstanding immediately following such Distribution Date. Such reductions shall be deemed to be an allocation of Realized Losses and Additional Trust Fund Expenses.

            SECTION 4.05. Calculations.

            The Trustee shall, provided it receives the necessary information from the Master Servicer and the Special Servicer, be responsible for performing all calculations necessary in connection with the actual and deemed distributions and allocations to be made pursuant to Section 4.01 and Article IX and the actual and deemed allocations of Realized Losses and Additional Trust Fund Expenses to be made pursuant to Section 4.04. The Trustee shall calculate the Available Distribution Amount for each Distribution Date and shall allocate such amount among Certificateholders in accordance with this Agreement, and the Trustee shall have no obligation to recompute, recalculate or verify any information provided to it by the Special Servicer or Master Servicer. The calculations by the Trustee of such amounts shall, in the absence of manifest error, be presumptively deemed to be correct for all purposes hereunder.

            SECTION 4.06. Use of Agents.

            The Master Servicer or the Trustee may at its own expense utilize agents or attorneys-in-fact in performing any of its obligations under this
Article IV (except the obligation to make P&I Advances), but no such utilization shall relieve the Master Servicer or the Trustee from any of such obligations, and the Master Servicer or the Trustee, as applicable, shall remain responsible for all acts and omissions of any such agent or attorney-in-fact.

                                    ARTICLE V

                                THE CERTIFICATES

            SECTION 5.01. The Certificates.

            (a) The Certificates will be substantially in the respective forms attached hereto as Exhibits A-1, A-2, A-3, A-4 and A-5; provided that any of the Certificates may be issued with appropriate insertions, omissions, substitutions and variations, and may have imprinted or otherwise reproduced thereon such legend or legends, not inconsistent with the provisions of this Agreement, as may be required to comply with any law or with rules or regulations pursuant thereto, or with the rules of any securities market in which the Certificates are admitted to trading, or to conform to general usage. The Certificates will be issuable in registered form only; provided, however, that in accordance with
Section 5.03, beneficial ownership interests in the Registered Certificates and the Class F and Class G Certificates shall initially be held and transferred through the book-entry facilities of the Depository. The Regular Interest Certificates will be issuable only in denominations corresponding to initial Certificate Principal Balances or initial Certificate Notional Amounts, as the case may be, as of the Closing Date of not less than $10,000 in the case of the Registered Certificates (other than the Class IO Certificates), $100,000 in the case of the Class IO Certificates, and $250,000 in the case of the Non-Registered Certificates (other than the Residual Interest Certificates), and in each such case in integral multiples of $1 in excess thereof. The Class R-I Certificates, the Class R-II Certificates and the Class R-III Certificates will be issuable in denominations representing Percentage Interests in the related Class of not less than 10%.

            (b) The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by the Certificate Registrar hereunder by an authorized signatory. Certificates bearing the manual or facsimile signatures of individuals who were at any time the authorized officers of the Certificate Registrar shall be entitled to all benefits under this Agreement, subject to the following sentence, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, however, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Authenticating Agent by manual signature, and such certificate of authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

            SECTION 5.02. Registration of Transfer and Exchange of Certificates.

            (a) At all times during the term of this Agreement, there shall be maintained at the office of the Certificate Registrar a Certificate Register in which, subject to such reasonable regulations as the Certificate Registrar may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is hereby initially appointed (and hereby agrees to act in accordance with the terms hereof) as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. The Certificate Registrar may appoint, by a written instrument delivered to the Depositor, the Master Servicer, the Special Servicer and (if the Trustee is not the Certificate Registrar) the Trustee, any other bank or trust company to act as Certificate Registrar under such conditions as the predecessor Certificate Registrar may prescribe, provided that the predecessor Certificate Registrar shall not be relieved of any of its duties or responsibilities hereunder by reason of such appointment. If the Trustee resigns or is removed in accordance with the terms hereof, the successor trustee shall immediately succeed to its duties as Certificate Registrar. The Depositor, the Trustee (if it is no longer the Certificate Registrar), the Master Servicer and the Special Servicer shall have the right to inspect the Certificate Register or to obtain a copy thereof at all reasonable times, and to rely conclusively upon a certificate of the Certificate Registrar as to the information set forth in the Certificate Register.

            If three or more Holders make written request to the Trustee, and such request states that such Holders desire to communicate with other Holders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such Holders propose to transmit, then the Trustee shall, 30 days after the receipt of such request, afford (or cause any other Certificate Registrar to afford) the requesting Holders access during normal business hours to the most recent list of Certificateholders held by the Certificate Registrar.

            (b) No transfer, sale, pledge or other disposition of any Non-Registered Certificate or interest therein shall be made unless that transfer, sale, pledge or other disposition is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws. If a transfer of any Definitive Non-Registered Certificate is to be made without registration under the Securities Act (other than in connection with the initial issuance of the Non-Registered Certificates or a transfer of such Certificate by the Depositor, the Underwriter or any of their respective Affiliates or, in the case of a Book-Entry Non-Registered Certificate, a transfer thereof to a successor Depository or to the applicable Certificate Owner in accordance with Section 5.03), then the Certificate Registrar shall refuse to register such transfer unless it receives (and, upon receipt, may conclusively rely upon) either: (i) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached hereto as Exhibit F-1 and a certificate from such Certificateholder's prospective Transferee substantially in the form attached hereto either as Exhibit F-2A or as Exhibit F-2B; or (ii) an Opinion of Counsel satisfactory to the Trustee to the effect that such transfer may be made without registration under the Securities Act (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Master Servicer, the Special Servicer, the REMIC Administrator, the Trustee, the Fiscal Agent or the Certificate Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Certificateholder desiring to effect such transfer and/or such Certificateholder's prospective Transferee on which such Opinion of Counsel is based. If any Transferee of a Definitive Non-Registered Certificate does not, in connection with the subject transfer, deliver to the Certificate

Registrar one of the certifications described in clause (i) of the preceding sentence or the Opinion of Counsel described in clause (ii) of the preceding sentence, then such Transferee shall be deemed to have represented and warranted that all the certifications set forth in either Exhibit F-2A or Exhibit F-2B hereto are, with respect to the subject transfer, true and correct. If a transfer of any interest in a Book-Entry Non-Registered Certificate is to be made without registration under the Securities Act (other than in connection with the initial issuance of the Book-Entry Non-Registered Certificates or a transfer of any interest therein by the Depositor, the Underwriter or any of their respective Affiliates), then the Certificate Owner desiring to effect such transfer shall be required to obtain either (i) a certificate from such Certificate Owner's prospective Transferee substantially in the form attached hereto as Exhibit F-2C or as Exhibit F-2D, or (ii) an Opinion of Counsel to the effect that such transfer may be made without registration under the Securities Act. If any Transferee of an interest in a Book-Entry Non-Registered Certificate does not, in connection with the subject transfer, deliver to the Transferor the Opinion of Counsel or one of the certifications described in the preceding sentence, then such Transferee shall be deemed to have represented and warranted that all the certifications set forth in either Exhibit F-2C or Exhibit F-2D hereto are, with respect to the subject transfer, true and correct. None of the Depositor, the Trustee or the Certificate Registrar is obligated to register or qualify any Class of Non-Registered Certificates under the Securities Act or any other securities law or to take any action not otherwise required under this Agreement to permit the transfer of any Non-Registered Certificate or interest therein without registration or qualification. Any Certificateholder or Certificate Owner desiring to effect a transfer, sale, pledge or other disposition of any Non-Registered Certificate or interest therein shall, and does hereby agree to, indemnify the Depositor, the Underwriter, the Trustee, the Fiscal Agent, the Master Servicer, the Special Servicer, the REMIC Administrator and the Certificate Registrar against any liability that may result if such transfer, sale, pledge or other disposition is not exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws or is not made in accordance with such federal and state laws.

            (c) No transfer of a Non-Registered Certificate or any interest therein shall be made (A) to any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including insurance company general accounts, that is subject to ERISA or the Code (each, a "Plan"), or (B) to any Person who is directly or indirectly purchasing such Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, if the purchase and holding of such Certificate or interest therein by the prospective Transferee would result in a violation of Section 406 of ERISA or
Section 4975 of the Code or would result in the imposition of an excise tax under Section 4975 of the Code. Except in connection with the initial issuance of the Non-Registered Certificates or any transfer of a Non-Registered Certificate or any interest therein by the Depositor, the Underwriter or any of their respective Affiliates or, in the case of a Book-Entry Non-Registered Certificate, any transfer of such Certificate to a successor Depository or to the applicable Certificate Owner in accordance with Section 5.03, the Certificate Registrar shall refuse to register the transfer of a Definitive NonRegistered Certificate unless it has received from the prospective Transferee, and any Certificate Owner transferring an interest in a Book-Entry Non-Registered Certificate shall be required to obtain from its prospective Transferee, either (i) a certification to the effect that such prospective Transferee is not a Plan and is not directly or indirectly purchasing such Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or (ii) a certification to the effect that the purchase and holding of such Certificate or interest therein by such prospective Transferee is exempt from the prohibited transaction provisions of Section 406 of ERISA and Section 4975 of the Code under Sections I and III of Prohibited Transaction Class Exemption 95-60; or (iii) a certification of facts and an Opinion of Counsel which otherwise establish to the reasonable satisfaction of the Trustee or such Certificate Owner, as the case may be, that such transfer will not result in a violation of Section 406 of ERISA or Section 4975 of the Code or result in the imposition of an excise tax under Section 4975 of the Code. It is hereby acknowledged that the forms of certification attached hereto as Exhibit G-1 (in the case of Definitive Non-Registered Certificates) and Exhibit G-2 (in the case of ownership interests in Book-Entry Non-Registered Certificates) are acceptable for purposes of the preceding sentence. If any Transferee of a Subordinate Certificate (including, without limitation, a Class B, Class C, Class D or Class E Certificate) or any interest therein does not, in connection with the subject transfer, deliver to the Certificate Registrar (in the case of a Definitive Subordinate Certificate) or the Transferor (in the case of ownership interests in a Book-Entry Subordinate Certificate) any certification and/or Opinion of Counsel contemplated by the second preceding sentence, then such Transferee shall be deemed to have represented and warranted that either: (i) such Transferee is not a Plan and is not directly or indirectly purchasing such Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or (ii) the purchase and holding of such Certificate or interest therein by such Transferee is exempt from the prohibited transaction provisions of Section 406 of ERISA and Section 4975 of the Code under Sections I and III of Prohibited Transaction Class Exemption 95-60.

            (d) (i) Each Person who has or who acquires any Ownership Interest in a Residual Interest Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee under clause (ii) (A) below to deliver payments to a Person other than such Person and to have irrevocably authorized the Trustee under clause (ii) (B) below to negotiate the terms of any mandatory disposition and to execute all instruments of Transfer and to do all other things necessary in connection with any such disposition. The rights of each Person acquiring any Ownership Interest in a Residual Interest Certificate are expressly subject to the following provisions:

                        (A) Each Person holding or acquiring any Ownership
                  Interest in a Residual Interest Certificate shall be a Permitted Transferee and shall promptly notify the REMIC Administrator and the Trustee of any change or impending change in its status as a Permitted Transferee.

                        (B) In connection with any proposed Transfer of any
                  Ownership Interest in a Residual Interest Certificate, the Certificate Registrar shall require delivery to it, and shall not register the Transfer of any Residual

                  Interest Certificate until its receipt, of an affidavit and agreement substantially in the form attached hereto as Exhibit H-1 (a "Transfer Affidavit and Agreement"), from the proposed Transferee, representing and warranting, among other things, that such Transferee is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Residual Interest Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person that is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Residual Interest Certificate it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.02(d) and agrees to be bound by them.

                        (C) Notwithstanding the delivery of a Transfer Affidavit
                  and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of either the Trustee or the Certificate Registrar has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Residual Interest Certificate to such proposed Transferee shall be effected.

                        (D) Each Person holding or acquiring any Ownership
                  Interest in a Residual Interest Certificate shall agree (1) to require a Transfer Affidavit and Agreement from any prospective Transferee to whom such Person attempts to transfer its Ownership Interest in such Residual Interest Certificate and (2) not to transfer its Ownership Interest in such Residual Interest Certificate unless it provides to the Certificate Registrar a certificate substantially in the form attached hereto as Exhibit H-2 stating that, among other things, it has no actual knowledge that such prospective Transferee is not a Permitted Transferee.

                        (E) Each Person holding or acquiring an Ownership
                  Interest in a Residual Interest Certificate, by purchasing such Ownership Interest, agrees to give the REMIC Administrator and the Trustee written notice that it is a "pass-through interest holder" within the meaning of temporary Treasury regulation Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Residual Interest Certificate, if it is, or is holding an Ownership Interest in a Residual Interest Certificate on behalf of, a "pass-through interest holder".

                  (ii) (A) If any purported Transferee shall become a Holder of a Residual Interest Certificate in violation of the provisions of this Section 5.02(d), then the last preceding Holder of such Residual Interest Certificate that was in compliance with the provisions of this Section 5.02(d) shall be restored, to the extent permitted by law, to all rights as Holder thereof retroactive to the date of registration of such Transfer of such Residual

                  Interest Certificate. None of the Depositor, the Trustee or the Certificate Registrar shall be under any liability to any Person for any registration of Transfer of a Residual Interest Certificate that is in fact not permitted by this Section 5.02(d) or for making any payments due on such Certificate to the Holder thereof or for taking any other action with respect to such Holder under the provisions of this Agreement.

                        (B) If any purported Transferee shall become a Holder of
                  a Residual Interest Certificate in violation of the restrictions in this Section 5.02(d), then, to the extent that retroactive restoration of the rights of the preceding Holder of such Residual Interest Certificate as described in clause
                  (ii) (A) above shall be invalid, illegal or unenforceable, the Trustee shall have the right but not the obligation, to cause the transfer of such Residual Interest Certificate to a Permitted Transferee selected by the Trustee on such terms as the Trustee may choose, and the Trustee shall not be liable to any Person having an Ownership Interest in such Residual Interest Certificate as a result of the Trustee's exercise of such discretion. Such purported Transferee shall promptly endorse and deliver such Residual Interest Certificate in accordance with the instructions of the Trustee. Such Permitted Transferee may be the Trustee itself or any Affiliate of the Trustee.

                  (iii) The REMIC Administrator shall make available to the
            Internal Revenue Service and to those Persons specified by the REMIC Provisions all information furnished to it by the other parties hereto necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Residual Interest Certificate to any Person who is a Disqualified Organization, including the information described in Treasury regulations sections 1.860D-1(b)(5) and 1.860E-2(a)(5) with respect to the "excess inclusions" of such Residual Interest Certificate and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Residual Interest Certificate having as among its record holders at any time any Person which is a Disqualified Organization, and each of the other parties hereto shall furnish to the REMIC Administrator all information in its possession necessary for the REMIC Administrator to discharge such obligation. The Person holding such Ownership Interest shall be responsible for the reasonable compensation of the REMIC Administrator for providing such information.

                  (iv) The provisions of this Section 5.02(d) set forth prior to this clause (iv) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee and the REMIC Administrator the following:

                        (A) written confirmation from each Rating Agency to the
                  effect that the modification of, addition to or elimination of such provisions will not cause such Rating Agency to qualify, downgrade or withdraw its then-current rating with respect to any Class of Certificates; and

                        (B) an Opinion of Counsel, in form and substance
                  satisfactory to the Trustee and the REMIC Administrator, obtained at the expense of the party seeking such modification of, addition to or elimination of such provisions (but in no event at the expense of the Trustee, the REMIC Administrator or the Trust), to the effect that doing so will not (1) cause any of REMIC I, REMIC II or REMIC III to cease to qualify as a REMIC or be subject to an entity-level tax caused by the Transfer of any Residual Interest Certificate to a Person which is not a Permitted Transferee or (2) cause a Person other than the prospective Transferee to be subject to a REMIC-related tax caused by the Transfer of a Residual Interest Certificate to a Person that is not a Permitted Transferee.

            (e) If a Person is acquiring any Non-Registered Certificate, Subordinated Certificate or Residual Interest Certificate or an interest in any such Certificate as a fiduciary or agent for one or more accounts, such Person shall be required to deliver to the Certificate Registrar (or, in the case of an interest in a Book-Entry Certificate, to the Certificate Owner that is transferring such interest) a certification to the effect that, and such other evidence as may be reasonably required by the Trustee (or such Certificate Owner) to confirm that, it has (i) sole investment discretion with respect to each such account and (ii) full power to make the applicable foregoing acknowledgments, representations, warranties, certifications and agreements with respect to each such account as set forth in Subsections (b), (c) and/or (d), as appropriate, of this Section 5.02.

            (f) Subject to the preceding provisions of this Section 5.02, upon surrender for registration of transfer of any Certificate at the offices of the Certificate Registrar maintained for such purpose, the Certificate Registrar shall execute and the Authenticating Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class of a like aggregate Percentage Interest.

            (g) At the option of any Holder, its Certificates may be exchanged for other Certificates of authorized denominations of the same Class of a like aggregate Percentage Interest upon surrender of the Certificates to be exchanged at the offices of the Certificate Registrar maintained for such purpose. Whenever any Certificates are so surrendered for exchange, the Certificate Registrar shall execute and the Authenticating Agent shall authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive.

            (h) Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

            (i) No service charge shall be imposed for any transfer or exchange of Certificates, but the Trustee or Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            (j) All Certificates surrendered for transfer and exchange shall be physically canceled by the Certificate Registrar, and the Certificate Registrar shall dispose of such canceled Certificates in accordance with its standard procedures.

            SECTION 5.03. Book-Entry Certificates.

            (a) Each Class of Registered Certificates and the Class F and Class G Certificates shall initially be issued as one or more Certificates registered in the name of the Depository or its nominee and, except as provided in Section 5.03(c) below, a transfer of such Certificates may not be registered by the Certificate Registrar unless such transfer is to a successor Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. Such Certificate Owners shall hold and transfer their respective Ownership Interests in and to such Certificates through the book-entry facilities of the Depository and, except as provided in Section 5.03(c) below, shall not be entitled to definitive, fully registered Certificates ("Definitive Certificates") in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing each such Certificate Owner. Each Depository Participant shall only transfer the Ownership Interests in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

            (b) The Trustee, the Master Servicer, the Special Servicer, the Depositor and the Certificate Registrar may for all purposes, including the making of payments due on the Book-Entry Certificates, deal with the Depository as the authorized representative of the Certificate Owners with respect to such Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of the Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

            (c) If (i)(A) the Depositor advises the Trustee and the Certificate Registrar in writing that the Depository is no longer willing or able to properly discharge its responsibilities with respect to a Class of the Book-Entry Certificates, and (B) the Depositor is unable to locate a qualified successor, (ii) the Depositor at its option advises the Trustee and the Certificate Registrar in writing that it elects to terminate the book-entry system through the Depository with respect to a Class of Book-Entry Certificates, or (iii) after the occurrence of an Event of Default, Certificate Owners entitled to a majority of the Voting Rights allocated to the Book-Entry Certificates advise the Depository through the Depository Participants in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Certificate Owners, the Certificate Registrar shall notify all affected Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to such Certificate Owners requesting the same. Upon surrender to the Certificate Registrar of the Book-Entry Certificates of any Class thereof by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Certificate Registrar shall execute, and the Authenticating Agent shall authenticate and deliver, the Definitive Certificates in respect of such Class to the Certificate Owners identified in such instructions. The Depositor shall provide the Certificate Registrar with an adequate inventory of Definitive Certificates. None of the Depositor, the Master Servicer, the Special Servicer, the Trustee or the Certificate Registrar shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates for purposes of evidencing ownership of any Class of Registered Certificates, the registered holders of such Definitive Certificates shall be recognized as Certificateholders hereunder and, accordingly, shall be entitled directly to receive payments on, to exercise Voting Rights with respect to, and to transfer and exchange such Definitive Certificates.

            (d) Notwithstanding any other provisions contained herein, neither the Trustee nor the Certificate Registrar shall have any responsibility whatsoever to monitor or restrict the transfer of ownership interests in any Certificate (including but not limited to any Non-Registered Certificate or any Subordinated Certificate) which interests are transferable through the book-entry facilities of the Depository.

            SECTION 5.04. Mutilated, Destroyed, Lost or Stolen Certificates.

            If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be reasonably required by them to save each of them harmless, then, in the absence of actual notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Certificate Registrar shall execute and the Authenticating Agent shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of the same Class and like Percentage Interest. Upon the issuance of any new Certificate under this Section, the Trustee and the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any replacement Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the applicable REMIC created hereunder, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

            SECTION 5.05. Persons Deemed Owners.

            Prior to due presentment for registration of transfer, the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Registrar and any agent of any of them may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01 and for all other purposes whatsoever and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Registrar or any agent of any of them shall be affected by notice to the contrary.

                                   ARTICLE VI

            THE DEPOSITOR, THE MASTER SERVICER, THE SPECIAL SERVICER
                    AND THE CONTROLLING CLASS REPRESENTATIVE


            SECTION 6.01. Liability of Depositor, Master Servicer and Special
                          Servicer.

            The Depositor, the Master Servicer and the Special Servicer shall be liable in accordance herewith only to the extent of the respective obligations specifically imposed upon and undertaken by the Depositor, the Master Servicer and the Special Servicer herein.

            SECTION 6.02. Merger, Consolidation or Conversion of Depositor,
                          Master Servicer or Special Servicer.

            Subject to the following paragraph, the Depositor, the Master Servicer and the Special Servicer shall each keep in full effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation or organization, and each will obtain and preserve its qualification to do business as a foreign entity in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

            Each of the Depositor, the Master Servicer or the Special Servicer may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, in which case any Person resulting from any merger or consolidation to which the Depositor, the Master Servicer or the Special Servicer shall be a party, or any Person succeeding to the business of the Depositor, the Master Servicer or the Special Servicer, shall be the successor of the Depositor, the Master Servicer or the Special Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that no successor or surviving Person shall succeed to the rights of the Master Servicer or the Special Servicer unless (i) as confirmed in writing by each of the Rating Agencies, such succession will not result in the qualification, downgrade or withdrawal of any rating or ratings then assigned to any Class of Certificates, and (ii) such successor or surviving Person makes the applicable representations and warranties set forth in Section 3.23 (in the case of a successor or surviving Person to the Master Servicer) or Section 3.24 (in the case of a successor or surviving Person to the Special Servicer), as applicable.

            SECTION 6.03. Limitation on Liability of Depositor, Master Servicer
                          and Special Servicer.

      None of the Depositor, the Master Servicer or the Special Servicer shall be under any liability to the Trust Fund, the Trustee or the Certificateholders for any action taken, or not taken, in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Master Servicer or the Special Servicer against any liability to the Trust Fund, the Trustee or the Certificateholders for the breach of a representation, warranty or covenant made herein by such party, or against any expense or liability specifically required to be borne by such party without right of reimbursement pursuant to the terms hereof, or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of obligations or duties hereunder. The Depositor, the Master Servicer, the Special Servicer and any director, officer, employee or agent of the Depositor, the Master Servicer or the Special Servicer may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Master Servicer, the Special Servicer and any director, officer, employee or agent of the Depositor, the Master Servicer or the Special Servicer shall be indemnified and held harmless by the Trust Fund against any loss, liability or reasonable expense incurred in connection with any legal action that relates to this Agreement or the Certificates, other than any loss, liability or expense: (i) incidental to its duties and obligations hereunder; (ii) specifically required to be borne by such party without right of reimbursement pursuant to the terms hereof; (iii) incurred in connection with any breach of a representation, warranty or covenant made herein; or (iv) incurred by reason of willful misfeasance, bad faith or negligence in the performance of obligations or duties hereunder. None of the Depositor, the Master Servicer or the Special Servicer shall be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its respective duties under this Agreement and, unless it is specifically required hereunder to bear the costs of such legal action, in its opinion does not involve it in any ultimate expense or liability; provided, however, that the Depositor, the Master Servicer or the Special Servicer may in its discretion undertake any such action which it may deem necessary or desirable with respect to the enforcement and/or protection of the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action, and any liability resulting therefrom, shall be expenses, costs and liabilities of the Trust Fund, and the Depositor, the Master Servicer and the Special Servicer shall be entitled to be reimbursed therefor from the Custodial Account as provided in Section 3.05. In no event shall the Master Servicer or the Special Servicer be liable or responsible for any action taken or omitted to be taken by the other of them (unless they are the same Person or Affiliates) or by the Depositor, the Trustee or any Certificateholder, subject to the provisions of Section 8.05(c).

            SECTION 6.04. Resignation of Master Servicer and the Special
                          Servicer.

            The Master Servicer and, subject to Section 6.09, the Special Servicer may resign from the obligations and duties hereby imposed on it, upon a determination that its duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it (the other activities of the Master Servicer or the Special Servicer, as the case may be, so causing such a conflict being of a type and nature carried on by the Master Servicer or the Special Servicer, as the case may be, at the date of this Agreement). Any such determination requiring the resignation of the Master Servicer or the Special Servicer, as applicable, shall be evidenced by an Opinion of Counsel to such effect which shall be delivered to the Trustee. Unless applicable law requires the Master Servicer's or Special Servicer's resignation to be effective immediately, and the Opinion of Counsel delivered pursuant to the prior sentence so states, no such resignation shall become effective until the Trustee or other successor shall have assumed the responsibilities and obligations of the resigning party in accordance with Section 7.02 hereof. The Master Servicer and the Special Servicer shall have the right to resign at any other time provided that (i) a willing successor thereto has been found, (ii) each of the Rating Agencies confirms in writing that the successor's appointment will not result in a qualification, downgrade or withdrawal of any rating or ratings then assigned to any Class of Certificates, (iii) the resigning party pays all costs and expenses in connection with such transfer, and (iv) the successor accepts appointment prior to the effectiveness of such resignation. Neither the Master Servicer nor the Special Servicer shall be permitted to resign except as contemplated above in this Section 6.04.

            Consistent with the foregoing, neither the Master Servicer nor the Special Servicer shall, except as expressly provided herein, assign or transfer any of its rights, benefits or privileges hereunder to any other Person, or, except as provided in Sections 3.22 and 4.06, delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by it hereunder. If, pursuant to any provision hereof, the duties of the Master Servicer or the Special Servicer are transferred to a successor thereto, the Master Servicing Fee and/or the Special Servicing Fee, as applicable, that accrues pursuant hereto from and after the date of such transfer shall be payable to such successor.

            SECTION 6.05. Rights of Depositor and Trustee in Respect of Master
                          Servicer and the Special Servicer.

            The Master Servicer and the Special Servicer shall each afford the Depositor, the Underwriter and the Trustee, upon reasonable notice, during normal business hours access to all records maintained thereby in respect of its rights and obligations hereunder and access to officers thereof responsible for such obligations. Upon reasonable request, the Master Servicer and the Special Servicer shall each furnish the Depositor, the Underwriter and the Trustee with its most recent publicly available financial statements and such other information as it possesses, which is relevant to the performance of its duties hereunder and which it is not prohibited by applicable law or contract from disclosing. The Depositor may, but is not obligated to, enforce the obligations of the Master Servicer and the Special Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer or Special Servicer hereunder or exercise the rights of the Master Servicer and the Special Servicer hereunder; provided, however, that neither the Master Servicer nor the Special Servicer shall be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee and, provided further, that the Depositor may not exercise any right pursuant to Section 7.01 to terminate the Master Servicer or the Special Servicer as a party to this Agreement. The Depositor shall not have any responsibility or liability for any action or failure to act by the Master Servicer or the Special Servicer and is not obligated to supervise the performance of the Master Servicer or the Special Servicer under this Agreement or otherwise.

            SECTION 6.06. Depositor, Master Servicer and Special Servicer to
                          Cooperate with Trustee.

            The Depositor, the Master Servicer and the Special Servicer shall each furnish such reports, certifications and information as are reasonably requested by the Trustee in order to enable it to perform its duties hereunder.

            SECTION 6.07. Depositor, Special Servicer and Trustee to Cooperate
                          with Master Servicer.

            The Depositor, the Special Servicer and the Trustee shall each furnish such reports, certifications and information as are reasonably requested by the Master Servicer in order to enable it to perform its duties hereunder.

            SECTION 6.08. Depositor, Master Servicer and Trustee to Cooperate
                          with Special Servicer.

            The Depositor, the Master Servicer and the Trustee shall each furnish such reports, certifications and information as are reasonably requested by the Special Servicer in order to enable it to perform its duties hereunder.

            SECTION 6.09. Designation of Special Servicer by the Controlling
                          Class.

            (a) The Holder or Holders of the Certificates evidencing a majority of the Voting Rights allocated to the Controlling Class may at any time and from time to time designate a Person meeting the requirements set forth in Section
6.02 to serve as Special Servicer hereunder and to replace any existing Special Servicer or any Special Servicer that has resigned or otherwise ceased to serve as Special Servicer. Such Holder or Holders may also select a representative (the "Controlling Class Representative") from whom the Special Servicer will seek advice and approval and take direction under certain circumstances, as described herein. Such Holder or Holders shall so designate a Person to serve as replacement Special Servicer by the delivery to the Trustee, the Master Servicer and the existing Special Servicer of a written notice stating such designation. The Trustee shall, promptly after receiving any such notice, deliver to the Rating Agencies an executed Notice and Acknowledgment in the form attached hereto as Exhibit I-1. If such Holders have not replaced the Special Servicer within 30 days of such Special Servicer's resignation or the date such Special Servicer has ceased to serve in such capacity, the Trustee shall designate a successor Special Servicer meeting the requirements set forth in Section 6.02. Any designated Person shall become the Special Servicer on the date as of which the Trustee shall have received all of the following: (1) written confirmation from all of the Rating Agencies that the appointment of such Person will not result in the qualification, downgrade or withdrawal of any rating or ratings then assigned to any Class of the Certificates; (2) an Acknowledgment of Proposed Special Servicer in the form attached hereto as Exhibit I-2, executed by the designated Person, and (3) an Opinion of Counsel (at the expense of the Person designated to become the Special Servicer) to the effect that, upon the execution and delivery of the Acknowledgment of Proposed Special Servicer, the designated Person shall be bound by the terms of this Agreement and that this Agreement shall be enforceable against the designated Person in accordance with its terms. Any existing Special Servicer shall be deemed to have resigned simultaneously with such designated Person's becoming the Special Servicer hereunder; provided, however, that (i) the resigning Special Servicer shall continue to be entitled to receive all amounts accrued or owing to it under this Agreement on or prior to the effective date of such resignation, whether in respect of Servicing Advances or otherwise, (ii) if such Special Servicer was terminated without cause, it shall be entitled to a portion of certain Workout Fees thereafter received on the Corrected Mortgage Loans (but only if and to the extent permitted by Section 3.11(c)) and (iii) such Special Servicer shall continue to be entitled to the benefits of Section 6.03 notwithstanding any such resignation. Such resigning Special Servicer shall cooperate with the Trustee and the replacement Special Servicer in effecting the termination of the resigning Special Servicer's responsibilities and rights hereunder, including, without limitation, the transfer within two Business Days to the replacement Special Servicer for administration by it of all cash amounts that shall at the time be or should have been credited by the Special Servicer to the Custodial Account or the REO Account or should have been delivered to the Master Servicer or that are thereafter received with respect to Specially Serviced Mortgage Loans and REO Properties.

            (b) Notwithstanding the foregoing, if the Controlling Class consists of Book-Entry Certificates, then the rights of the Holders of the Controlling Class set forth above in this Section 6.09 may be exercised directly by the relevant Certificate Owners, provided that the identity of such Certificate Owners has been confirmed to the Trustee to its reasonable satisfaction.

            SECTION 6.10. Master Servicer or Special Servicer as Owner of a
                          Certificate.

            The Master Servicer or an Affiliate of the Master Servicer or the Special Servicer or an Affiliate of the Special Servicer may become the Holder of (or, in the case of a Book-Entry Certificate, Certificate Owner with respect to) any Certificate with (except as otherwise set forth in the definition of "Certificateholder") the same rights it would have if it were not the Master Servicer or the Special Servicer or an Affiliate thereof. If, at any time during which the Master Servicer or the Special Servicer or an Affiliate of the Master Servicer or the Special Servicer is the Holder of (or, in the case of a Book-Entry Certificate, Certificate Owner with respect to) any Certificate, the Master Servicer or the Special Servicer proposes to take action (including for this purpose, omitting to take action) that is not expressly prohibited by the terms hereof and would not, in the Master Servicer's or the Special Servicer's reasonable, good faith judgment, violate the Servicing Standard, but that, if taken, might nonetheless, in the Master Servicer's or the Special Servicer's good faith judgment, be considered by other Persons to violate the Servicing Standard, then the Master Servicer or the Special Servicer may (but need not) seek the approval of the Certificateholders to such action by delivering to the Trustee a written notice that (a) states that it is delivered pursuant to this
Section 6.10, (b) identifies the Percentage Interest in each Class of Certificates beneficially owned by the Master Servicer or an Affiliate thereof or the Special Servicer or an Affiliate thereof, as appropriate, and (c) describes in reasonable detail the action that the Master Servicer or the Special Servicer proposes to take. The Trustee, upon receipt of such notice, shall forward it to the Certificateholders

(other than the Master Servicer and its Affiliates or the Special Servicer and its Affiliates, as appropriate), together with such instructions for response as the Trustee shall reasonably determine. If at any time Certificateholders holding greater than 50% of the Voting Rights of all Certificateholders (calculated without regard to the Certificates beneficially owned by the Master Servicer or its Affiliates or the Special Servicer or its Affiliates, as appropriate) shall have failed to object in writing to the proposal described in the written notice, and if the Master Servicer or the Special Servicer shall act as proposed in the written notice within thirty (30) days, such action shall be deemed to comply with, but not modify, the Servicing Standard. The Trustee shall be entitled to reimbursement from the Master Servicer or the Special Servicer, as applicable, for the reasonable expenses of the Trustee incurred pursuant to this paragraph. It is not the intent of the foregoing provision that the Master Servicer or the Special Servicer be permitted to invoke the procedure set forth herein with respect to routine servicing matters arising hereunder, but rather only in the case of unusual circumstances.

            SECTION 6.11. Certain Powers of the Controlling Class
Representative.

            (a) The Controlling Class Representative will be entitled to advise the Special Servicer with respect to the following actions of the Special Servicer, and notwithstanding anything in any other section of this Agreement to the contrary, but in all cases subject to Section 6.11(b), the Special Servicer will not be permitted to take any of the following actions as to which the Controlling Class Representative has objected in writing within 10 Business Days of having been notified thereof and having been provided with all reasonably requested information with respect thereto (provided that if such written objection has not been received by the Special Servicer within such 10 Business Day period, then the Controlling Class Representative's approval will be deemed to have been given):

            (i) any foreclosure upon or comparable conversion (which may include acquisitions of an REO Property) of the ownership of properties securing such of the Specially Serviced Mortgage Loans as come into and continue in default;

            (ii) any modification, amendment or waiver of a monetary term (including, without limitation, the timing of payments) or any material non-monetary term of a Mortgage Loan;

            (iii) any proposed sale of a defaulted Mortgage Loan or REO Property (other than in connection with the termination of the Trust Fund) for less than the Purchase Price;

            (iv) any acceptance of a discounted payoff;

            (v) any determination to bring an REO Property into compliance with applicable environmental laws or to otherwise address Hazardous Materials located at an REO Property;

            (vi) any release of collateral (other than in accordance with the terms of, or upon satisfaction of, a Mortgage Loan);

            (vii) any acceptance of substitute or additional collateral for a Mortgage Loan;

            (viii) any waiver of a "due-on-sale" or "due-on-encumbrance" clause; and

            (ix) any acceptance of an assumption agreement releasing a borrower from liability under a Mortgage Loan.

In addition, the Controlling Class Representative may direct the Special Servicer to take, or to refrain from taking, such actions as the Controlling Class Representative may deem advisable or as to which provision is otherwise made herein. Upon reasonable request, the Special Servicer shall provide the Controlling Class Representative with any information in the Special Servicer's possession with respect to such matters, including, without limitation, its reasons for determining to take a proposed action; provided that such information shall also be provided, in a written format, to the Trustee, who shall make it available for review pursuant to Section 8.14(b).

            (b) Notwithstanding anything herein to the contrary, no advice, direction or objection from or by the Controlling Class Representative, as contemplated by Section 6.11(a), may (and the Special Servicer shall ignore and act without regard to any such advice, direction or objection that the Special Servicer has determined, in its reasonable, good faith judgment, will) require or cause the Special Servicer to violate any provision of this Agreement or the REMIC Provisions, including, without limitation, the Special Servicer's obligation to act in accordance with the Servicing Standard.

            (c) The Controlling Class Representative will have no liability to the Certificateholders for any action taken, or for refraining from the taking of any action, in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that the Controlling Class Representative will not be protected against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations or duties. Each Certificateholder acknowledges and agrees, by its acceptance of its Certificates, that the Controlling Class Representative may have special relationships and interests that conflict with those of Holders of one or more Classes of Certificates, that the Controlling Class Representative may act solely in the interests of the Holders of the Controlling Class, that the Controlling Class Representative does not have any duties to the Holders of any Class of Certificates other than the Controlling Class, that the Controlling Class Representative may take actions that favor interests of the Holders of the Controlling Class over the interests of the Holders of one or more other Classes of Certificates, that the Controlling Class Representative shall not be deemed to have been negligent or reckless, or to have acted in bad faith or engaged in willful misconduct by reason of its having acted solely in the interests of the Holders of the Controlling Class, and that the Controlling Class Representative shall have no liability whatsoever for having so acted, and no Certificateholder may take any action whatsoever against the Controlling Class Representative or any director, officer, employee, agent or principal thereof for having so acted.

                                   ARTICLE VII

                                     DEFAULT

            SECTION 7.01. Events of Default.

            (a) "Event of Default", wherever used herein, means any one of the following events:

            (i) any failure by the Master Servicer to deposit into the Custodial Account, any amount required to be so deposited or remitted by it under this Agreement; or

            (ii) any failure by the Special Servicer to deposit into the REO Account or to deposit into, or to remit to the Master Servicer for deposit into, the Custodial Account, any amount required to be so deposited or remitted under this Agreement; or

            (iii) any failure by the Master Servicer to deposit into, or remit to the Trustee for deposit into, the Collection Account, any amount required to be so deposited or remitted by it under this Agreement, which continues unremedied until 11:00 a.m. (New York City time) on the applicable Distribution Date; or

            (iv) any failure by the Master Servicer or the Special Servicer to timely make any Servicing Advance required to be made by it hereunder, which Servicing Advance remains unmade for a period of three Business Days following the date on which notice shall have been given to the Master Servicer or the Special Servicer, as the case may be, by the Trustee as provided in Section 3.03(c); or

            (v) any failure on the part of the Master Servicer or the Special Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer or the Special Servicer, as the case may be, contained in this Agreement, which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer or the Special Servicer, as the case may be, by any other party hereto or to the Master Servicer or the Special Servicer, as the case may be (with a copy to each other party hereto), by the Holders of Certificates entitled to at least 25% of the Voting Rights; or

            (vi) any breach on the part of the Master Servicer or the Special Servicer of any of its representations or warranties contained in this Agreement that materially and adversely affects the interests of any Class of Certificateholders and which continues unremedied for a period of 60 days after the date on which notice of such breach, requiring the same to be remedied, shall have been given to the Master Servicer or the Special Servicer, as the case may be, by any other party hereto or to the Master Servicer or the Special Servicer, as the case may be (with a copy to each other party hereto), by the Holders of Certificates entitled to at least 25% of the Voting Rights; or

            (vii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law for the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer or the Special Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

            (viii) the Master Servicer or the Special Servicer shall consent to the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to it or of or relating to all or substantially all of its property; or

            (ix) the Master Servicer or the Special Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations, or take any corporate action in furtherance of the foregoing; or

            (x) the Trustee shall have received a written notice from either Rating Agency to the effect that (A) the Master Servicer's or the Special Servicer's acting in such capacity has, in and of itself, resulted in one or more of the ratings then assigned to the respective Classes of Certificates by such Rating Agency being qualified, downgraded or withdrawn, or (B) if the Master Servicer or Special Servicer continues to act in such capacity, the rating or ratings then assigned by such Rating Agency to one or more Classes of Certificates will be qualified, downgraded or withdrawn.

When a single entity acts as the Master Servicer and the Special Servicer, an Event of Default in one capacity shall constitute an Event of Default in the other capacity.

            (b) If any Event of Default described in clauses (i) - (ix) of subsection (a) above shall occur with respect to the Master Servicer or the Special Servicer (in either case, for purposes of this Section 7.01(b), the "Defaulting Party") and shall be continuing, then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Trustee may, and at the written direction of the Holders of Certificates entitled to at least 25% of the Voting Rights, the Trustee shall, by notice in writing to the Defaulting Party (with a copy of such notice to each other party hereto and the Rating Agencies) terminate all of the rights and obligations (but not the liabilities for actions and omissions occurring prior thereto) of the Defaulting Party under this Agreement and in and to the Trust Fund, other than its rights as a Certificateholder hereunder. If an Event of Default described in clause
(x) of subsection (a) above shall occur with respect to the Master Servicer or, if applicable, the Special Servicer (in either case, under such circumstances, for purposes of this Section 7.01(b), the "Defaulting Party"), the Trustee shall, by notice in writing (to be sent immediately by facsimile transmission) to the Defaulting Party (with a copy of such notice to each other party hereto and the Rating Agencies), terminate all of the rights and obligations (but not the liabilities for actions and omissions occurring prior thereto) of the Defaulting Party under this Agreement and in and to the Trust Fund, other than its rights, if any, as a Certificateholder hereunder. From and after the receipt by the Defaulting Party of such written notice of termination, all authority and power of the Defaulting Party under this Agreement, whether with respect to the Certificates (other than as a holder of any Certificate) or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this section, and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of and at the expense of the Defaulting Party, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer and the Special Servicer each agree that, if it is terminated pursuant to this Section 7.01(b), it shall promptly (and in any event no later than ten Business Days subsequent to its receipt of the notice of termination) provide the Trustee with all documents and records, including those in electronic form, requested thereby to enable the Trustee to assume the Master Servicer's or Special Servicer's, as the case may be, functions hereunder, and shall cooperate with the Trustee in effecting the termination of the Master Servicer's or Special Servicer's, as the case may be, responsibilities and rights hereunder, including, without limitation, (i) if the Master Servicer is the Defaulting Party, the immediate transfer to the Trustee or a successor Master Servicer for administration by it of all cash amounts that shall at the time be or should have been credited by the Master Servicer to the Custodial Account, the Collection Account, a Servicing Account or a Reserve Account or that are thereafter received by or on behalf of it with respect to any Mortgage Loan or (ii) if the Special Servicer is the Defaulting Party, the transfer within two Business Days to the Trustee or a successor Special Servicer for administration by it of all cash amounts that shall at the time be or should have been credited by the Special Servicer to the REO Account, the Custodial Account, a Servicing Account or a Reserve Account or should have been delivered to the Master Servicer or that are thereafter received by or on behalf of it with respect to any Mortgage Loan or REO Property; provided, however, that the Master Servicer and the Special Servicer each shall, if terminated pursuant to this Section 7.01(b), continue to be entitled to receive all amounts accrued or owing to it under this Agreement on or prior to the date of such termination, whether in respect of Advances or otherwise, and it shall continue to be entitled to the benefits of Section 6.03 notwithstanding any such termination. Any cost or expenses in connection with any actions to be taken by any party hereto pursuant to this paragraph shall be borne by the Defaulting Party and if not paid by the Defaulting Party within 90 days after the presentation of reasonable documentation of such costs and expenses, such expense shall be reimbursed by the Trust Fund; provided, however, that the Defaulting Party shall not thereby be relieved of its liability for such expenses. If and to the extent that the Defaulting Party has not reimbursed such costs and expenses, the Trustee shall have an affirmative obligation to take all reasonable actions to collect such expenses on behalf of and at the expense of the Trust Fund. For purposes of this Section 7.01 and of Section 7.03(b), the Trustee shall not be deemed to have knowledge of an event which constitutes, or which with the passage of time or notice, or both, would constitute an Event of Default described in clauses (i)-(ix) of subsection (a) above unless a Responsible Officer of the Trustee assigned to and working in the

Trustee's Corporate Trust Division has actual knowledge thereof or unless notice of any event which is in fact such an Event of Default is received by the Trustee and such notice references the Certificates, the Trust Fund or this Agreement.

            SECTION 7.02. Trustee to Act; Appointment of Successor.

            On and after the time the Master Servicer or the Special Servicer resigns pursuant to Section 6.04 or receives a notice of termination pursuant to
Section 7.01, the Trustee shall, unless a successor is appointed pursuant to
Section 6.04, be the successor in all respects to the Master Servicer or the Special Servicer, as the case may be, in its capacity as such under this Agreement and the transactions set forth or provided for herein and shall have (and the former Master Servicer or the Special Servicer, as the case may be, shall cease to have) all the responsibilities, duties and liabilities of the Master Servicer or the Special Servicer, as the case may be, arising thereafter, including, without limitation, if the Master Servicer is the resigning or terminated party, the Master Servicer's obligation to make P&I Advances, including, without limitation, in connection with any termination of the Master Servicer for an Event of Default described in clause 7.01(a)(iii), the unmade P&I Advances that gave rise to such Event of Default; provided that any failure to perform such duties or responsibilities caused by the Master Servicer's or the Special Servicer's, as the case may be, failure to provide information or monies required by Section 7.01 shall not be considered a default by the Trustee hereunder. The Trustee shall not be liable for any of the representations and warranties of the resigning or terminated party or for any losses incurred by the resigning or terminated party pursuant to Section 3.06 hereunder nor shall the Trustee be required to purchase any Mortgage Loan hereunder. As compensation therefor, the Trustee shall be entitled to all fees and other compensation which the resigning or terminated party would have been entitled to if the resigning or terminated party had continued to act hereunder. Notwithstanding the above, the Trustee may, if it shall be unwilling to so act as either Master Servicer or Special Servicer, as the case may be, or shall, if it is unable to so act as either Master Servicer or Special Servicer, as the case may be, or if the Trustee is not approved as a master servicer or a special servicer, as the case may be, by any of the Rating Agencies, or if the Holders of Certificates entitled to at least 51% of the Voting Rights so request in writing to the Trustee, promptly appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution that meets the requirements of Section 6.02, as the successor to the Master Servicer or the Special Servicer, as the case may be, hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer or the Special Servicer, as the case may be, hereunder; provided, however, that in the case of a resigning or terminated Special Servicer, such appointment shall be subject to the rights of the Holders of Certificates evidencing a majority of the Voting Rights allocated to the Controlling Class to designate a successor pursuant to Section 6.09. No appointment of a successor to the Master Servicer or the Special Servicer hereunder shall be effective until the assumption of the successor to such party of all its responsibilities, duties and liabilities under this Agreement. Pending appointment of a successor to the Master Servicer or the Special Servicer hereunder, the Trustee shall act in such capacity as hereinabove provided. In connection with any such appointment and assumption described herein, the Trustee may make such arrangements for the compensation of such successor out of payments on the Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the resigning or terminated party hereunder. Such successor and the other parties hereto shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

            SECTION 7.03. Notification to Certificateholders.

            (a) Upon any resignation of the Master Servicer or the Special Servicer pursuant to Section 6.04, any termination of the Master Servicer or the Special Servicer pursuant to Section 7.01, any appointment of a successor to the Master Servicer or the Special Servicer pursuant to Section 7.02 or the effectiveness of any designation of a new Special Servicer pursuant to Section 6.09, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register.

            (b) Not later than the later of (i) 60 days after the occurrence of any event which constitutes or, with notice or lapse of time or both, would constitute an Event of Default and (ii) five days after a Responsible Officer of the Trustee has notice of the occurrence of such an event, the Trustee shall transmit by mail to the Depositor and all Certificateholders and the Rating Agencies notice of such occurrence, unless such default shall have been cured.

            SECTION 7.04. Waiver of Events of Default.

            The Holders representing at least 66-2/3% of the Voting Rights allocated to each Class of Certificates affected by any Event of Default hereunder may waive such Event of Default; provided, however, that an Event of Default under clauses (i), (ii), (iii) or (x) of Section 7.01(a) may be waived only by all of the Certificateholders of the affected Classes. Upon any such waiver of an Event of Default, such Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereon except to the extent expressly so waived. Notwithstanding any other provisions of this Agreement, for purposes of waiving any Event of Default pursuant to this Section 7.04, Certificates registered in the name of the Depositor or any Affiliate of the Depositor shall be entitled to Voting Rights with respect to the matters described above.

            SECTION 7.05. Additional Remedies of Trustee Upon Event of Default.

            During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 7.01, shall have the right, in its own name and as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filings of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy, and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE
                                AND FISCAL AGENT


            SECTION 8.01. Duties of Trustee.

            (a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If an Event of Default occurs and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs. Any permissive right of the Trustee contained in this Agreement shall not be construed as a duty.

            (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement (other than the Mortgage Files, the review of which is specifically governed by the terms of Article II), shall examine them to determine whether they conform to the requirements of this Agreement. If any such instrument is found not to conform to the requirements of this Agreement in a material manner, the Trustee shall take such action as it deems appropriate to have the instrument corrected. The Trustee shall not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Depositor, the Master Servicer or the Special Servicer, and accepted by the Trustee in good faith, pursuant to this Agreement.

            (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct; provided, however, that:

            (i) Prior to the occurrence of an Event of Default, and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

            (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

            (iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates entitled to at least 25% of the Voting Rights relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; and

            (iv) The protections, immunities and indemnities afforded to the Trustee hereunder shall also be available to it in its capacity as Authenticating Agent, Certificate Registrar, REMIC Administrator and Custodian.

            SECTION 8.02. Certain Matters Affecting Trustee.

            Except as otherwise provided in Section 8.01 and Article X:

            (i) the Trustee may rely upon and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (ii) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance therewith;

            (iii) the Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to make any investigation of matters arising hereunder or, except as provided in
      Section 10.01 or 10.02, to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; except as provided in Section 10.01 or 10.02, the Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default which has not been cured, to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs;

            (iv) the Trustee shall not be personally liable for any action reasonably taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

            (v) prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, and except as may be provided in Section 10.01 or 10.02, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by Holders of Certificates entitled to at least 25% of the Voting Rights; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to taking any such action;

            (vi) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys; provided, however, that the Trustee shall remain responsible for all acts and omissions of such agents or attorneys within the scope of their employment to the same extent as it is responsible for its own actions and omissions hereunder; and

            (vii) the Trustee shall not be responsible for any act or omission of the Master Servicer or the Special Servicer (unless the Trustee is acting as Master Servicer or the Special Servicer) or the Depositor.

            SECTION 8.03. Trustee and Fiscal Agent Not Liable for Validity or
                          Sufficiency of Certificates or Mortgage Loans.

            The recitals contained herein and in the Certificates, other than the statements attributed to the Trustee and the Fiscal Agent in Article II,
Section 8.16 and Section 8.18 and the signature of the Certificate Registrar and the Authenticating Agent set forth on each outstanding Certificate, shall not be taken as the statements of the Trustee or the Fiscal Agent, and neither the Trustee nor the Fiscal Agent shall assume any responsibility for their correctness. Except as expressly set forth in Sections 8.16 and 8.18, the Trustee and the Fiscal Agent make no representations as to the validity or sufficiency of this Agreement or of any Certificate (other than as to the signature of the Trustee set forth thereon) or of any Mortgage Loan or related document. The Trustee and the

Fiscal Agent shall not be accountable for the use or application by the Depositor of any of the Certificates issued to it or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor in respect of the assignment of the Mortgage Loans to the Trust Fund,or any funds deposited in or withdrawn from the Custodial Account or any other account by or on behalf of the Depositor, the Master Servicer or the Special Servicer. The Trustee and the Fiscal Agent shall not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Depositor, the Master Servicer or the Special Servicer, and accepted by the Trustee in good faith, pursuant to this Agreement.

            SECTION 8.04. Trustee and Fiscal Agent May Own Certificates.

            The Trustee, the Fiscal Agent or any agent of the Trustee and the Fiscal Agent, in its individual or any other capacity, may become the owner or pledgee of Certificates with (except as otherwise provided in the definition of "Certificateholder") the same rights it would have if it were not the Trustee, the Fiscal Agent or such agent.

            SECTION 8.05. Fees and Expenses of Trustee; Indemnification of
                          Trustee.

            (a) On each Distribution Date, the Trustee shall withdraw from the general funds on deposit in the Collection Account, prior to any distributions to be made therefrom on such date, and pay to itself all earned but unpaid Trustee's Fees, as compensation for all services rendered by the Trustee in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties of the Trustee hereunder. The Trustee's Fees (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) shall constitute the Trustee's sole compensation for such services to be rendered by it.

            (b) The Trustee and any director, officer, employee or agent of the Trustee shall be entitled to be indemnified for and held harmless by the Trust Fund against any loss, liability or reasonable "out-of-pocket" expense (including, without limitation, costs and expenses incurred in connection with removal of the Special Servicer and Master Servicer pursuant to Sections 7.01 and 7.02, costs and expenses of litigation, and of investigation, counsel fees, damages, judgments and amounts paid in settlement) arising out of, or incurred in connection with this Agreement or the Certificates ("Trustee Liability"); provided that neither the Trustee nor any of the other above specified Persons shall be entitled to indemnification pursuant to this Section 8.05(b) for (1) any liability specifically required to be borne thereby pursuant to the terms hereof, or (2) any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of the Trustee's obligations and duties hereunder, or as may arise from a breach of any representation, warranty or covenant of the Trustee made herein. The provisions of this Section 8.05(b) and of Section 8.05(c) shall survive any resignation or removal of the Trustee and appointment of a successor trustee.

            (c) If the Trustee Liability arises from the issuance or sale of the Certificates and the indemnification provided for in Section 8.05(b) is invalid or unenforceable, then the Trust Fund shall contribute to the amount paid or payable by the Trustee as a result of such Trustee Liability in such proportion as is appropriate to reflect the relative fault of any of the other parties on the one hand and the Trustee on the other in connection with the actions or omissions which resulted in such Trustee Liability, as well as any other relevant equitable considerations.

            SECTION 8.06. Eligibility Requirements for Trustee.

            The Trustee hereunder shall at all times be a bank, a trust company, an association or a corporation organized and doing business under the laws of the United States of America or any state thereof or the District of Columbia, authorized under such laws to exercise trust powers, having a combined capital and surplus of at least $100,000,000 and subject to supervision or examination by federal or state banking authority. If such bank, trust company, association or corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this section the combined capital and surplus of such bank, trust company, association or corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The Trustee shall at all times maintain a long-term unsecured debt rating of at least "Aa2" or "AA", as applicable (or, if a Fiscal Agent meeting the requirements of Section 8.17(a) is then currently acting in such capacity, of at least investment grade) from each Rating Agency (or, in the case of either Rating Agency, such other rating as shall not result in the qualification, downgrade or withdrawal of any of the ratings then assigned to the respective Classes of the Certificates by such Rating Agency, as confirmed in writing by such Rating Agency). If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07; provided that if the Trustee shall cease to be so eligible because its combined capital and surplus is no longer at least $100,000,000 or its long-term unsecured debt rating no longer conforms to the requirements of the immediately preceding sentence, and if the Trustee proposes to the other parties hereto to enter into an agreement with (and reasonably acceptable to) each of them, and if in light of such agreement the Trustee's continuing to act in such capacity would not (as evidenced in writing by each Rating Agency) cause either Rating Agency to qualify, downgrade or withdraw any rating assigned thereby to any Class of Certificates, then upon the execution and delivery of such agreement the Trustee shall not be required to resign, and may continue in such capacity, for so long as none of the ratings assigned by the Rating Agencies to the Certificates is adversely affected thereby. The bank, trust company, corporation or association serving as Trustee may have normal banking and trust relationships with the Depositor, the Master Servicer, the Special Servicer and their respective Affiliates.

            SECTION 8.07. Resignation and Removal of Trustee.

            (a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Depositor, the Master Servicer, the Special Servicer and to all Certificateholders. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor trustee acceptable to the Depositor by written instrument, in duplicate, which instrument shall be delivered to the resigning Trustee and to the successor trustee. A copy of such instrument shall be delivered to the Master Servicer, the Special Servicer and the Certificateholders by the Depositor. If no successor trustee shall have been so appointed and have acceptedappointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

            (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Depositor, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or if the Trustee shall fail (other than by reason of the failure of either the Master Servicer or the Special Servicer to timely perform its obligations hereunder or as a result of other circumstances beyond the Trustee's reasonable control), to timely deliver any current or revised Distribution Date Statement, CSSA Loan File Report, CSSA Property File Report or other report or statement required by
Section 4.02 and such failure shall continue unremedied for a period of five days, or if a tax is imposed or threatened with respect to the Trust Fund by any state in which the Trustee is located or in which it holds any portion of the Trust Fund, then the Depositor may remove the Trustee and appoint a successor trustee acceptable to the Depositor and the Master Servicer by written instrument, in duplicate, which instrument shall be delivered to the Trustee so removed and to the successor trustee. A copy of such instrument shall be delivered to the Master Servicer, the Special Servicer and the Certificateholders by the Depositor.

            (c) The Holders of Certificates entitled to greater than 50% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Master Servicer, one complete set to the Trustee so removed and one complete set to the successor trustee so appointed. A copy of such instrument shall be delivered to the Depositor, the Special Servicer and the remaining Certificateholders by the successor so appointed. In the event that the Trustee is terminated or removed pursuant to this Section 8.07, all of its and any corresponding Fiscal Agent's rights and obligations under this Agreement and in and to the Mortgage Loans shall be terminated, other than any rights or obligations that accrued prior to the date of such termination or removal (including the right to receive all fees, expenses and other amounts (including, without limitation, P&I Advances and accrued interest thereon) accrued or owing to it under this Agreement, with respect to periods prior to the date of such termination or removal, and no termination without cause shall be effective until the payment of such amounts to the Trustee and such Fiscal Agent).

            (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 8.07 shall not become effective until acceptance of appointment by the successor trustee as provided in Section 8.08.

            SECTION 8.08. Successor Trustee.

            (a) Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Depositor, the Master Servicer, the Special Servicer and to the predecessor trustee an instrument accepting such appointment hereunder and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held on its behalf by a third-party Custodian, which Custodian shall become the agent of the successor trustee), and the Depositor, the Master Servicer, the Special Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and certainly vest and confirm in the successor trustee all such rights, powers, duties and obligations, and to enable the successor trustee to perform its obligations hereunder.

            (b) No successor trustee shall accept appointment as provided in this Section 8.08, unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

            (c) Upon acceptance of appointment by a successor trustee as provided in this Section 8.08, such successor trustee shall mail notice of the succession of such trustee hereunder to the Depositor, the Master Servicer, the Special Servicer and the Certificateholders.

            SECTION 8.09. Merger or Consolidation of Trustee and Fiscal Agent.

            Any entity into which the Trustee or the Fiscal Agent may be merged or converted, or with which the Trustee or the Fiscal Agent may be consolidated, or any entity resulting from any merger, conversion or consolidation to which the Trustee or the Fiscal Agent shall be a party, or any entity succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee or the Fiscal Agent, as the case may be, hereunder, provided such entity shall be eligible under the provisions of Section 8.06 or Section 8.17(a), as applicable, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

            SECTION 8.10. Appointment of Co-Trustee or Separate Trustee.

            (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Trustee shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

            (b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer or the Special Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

            (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

            (d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts vested therein pursuant to the applicable instrument of appointment and this Section 8.10, shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

            (e) The appointment of a co-trustee or separate trustee under this
Section 8.10 shall not relieve the Trustee of its duties and responsibilities hereunder.

            SECTION 8.11. Appointment of Custodians.

            The Trustee may appoint at the Trustee's expense one or more Custodians to hold all or a portion of the Mortgage Files as agent for the Trustee. Each Custodian shall be a depository institution supervised and regulated by a federal or state banking authority, shall have combined capital and surplus of at least $10,000,000, shall be qualified to do business in the jurisdiction in which it holds any Mortgage File and shall not be the Depositor, the Mortgage Loan Seller or any Affiliate of either of them. Neither the Master Servicer nor the Special Servicer shall have any duty to verify that any such Custodian is qualified to act as such in accordance with the preceding sentence. The Trustee may enter into agreements to appoint a Custodian which is not the Trustee, provided that, such agreement: (i) is consistent with this Agreement in all material respects and requires the Custodian to comply with all of the applicable conditions of this Agreement; (ii) provides that if the Trustee shall for any reason no longer act in the capacity of Trustee hereunder, the successor Trustee or its designee may thereupon assume all of the rights and, except to the extent they arose prior to the date of assumption, obligations of the Custodian under such agreement or, alternatively, may terminate such agreement without cause and without payment of any penalty or termination fee; and (iii) does not permit the Custodian any rights of indemnification that may be satisfied out of assets of the Trust Fund. The appointment of one or more Custodians shall not relieve the Trustee from any of its obligations hereunder, and the Trustee shall remain responsible for all acts and omissions of any Custodian. In the absence of any other Person appointed in accordance herewith acting as Custodian, the Trustee agrees to act in such capacity in accordance with the terms hereof. Notwithstanding anything herein to the contrary, if the Trustee is no longer the Custodian, any provision or requirement herein requiring notice or any information or documentation to be provided to the Custodian shall be construed to require that such notice, information or documents also be provided to the Trustee. Any Custodian hereunder shall at all times maintain a fidelity bond and errors and omissions policy in amounts customary for custodians performing duties similar to those set forth in this Agreement.

            SECTION 8.12. Appointment of Authenticating Agents.

            (a) The Trustee may appoint at the Trustee's expense an Authenticating Agent, which shall be authorized to act on behalf of the Trustee in authenticating Certificates. The Trustee shall cause any such Authenticating Agent to execute and deliver to the Trustee an instrument in which such Authenticating Agent shall agree to act in such capacity, with the obligations and responsibilities herein. Each Authenticating Agent must be organized and doing business under the laws of the United States of America or of any State, authorized under such laws to carry on a trust business, have a combined capital and surplus of at least $15,000,000, and be subject to supervision or examination by federal or state authorities. Each Authenticating Agent shall be subject to the same obligations, standard of care, protection and indemnities as would be imposed on, or would protect, the Trustee hereunder. The appointment of an Authenticating Agent shall not relieve the Trustee from any of its obligations hereunder, and the Trustee shall remain responsible for all acts and omissions of the Authenticating Agent. In the absence of any other Person appointed in accordance herewith acting as Authenticating Agent, the Trustee hereby agrees to act in such capacity in accordance with the terms hereof. Notwithstanding anything herein to the contrary, if the Trustee is no longer the Authenticating Agent, any provision or requirement herein requiring notice or any information or documentation to be provided to the Authenticating Agent shall be construed to require that such notice, information or documentation also be provided to the Trustee.

            (b) Any Person into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion, or consolidation to which any Authenticating Agent shall be a party, or any Person succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

            (c) Any Authenticating Agent appointed in accordance with this
Section 8.12 may at any time resign by giving at least 30 days' advance written notice of resignation to the Trustee, the Master Servicer, the Special Servicer and the Depositor. The Trustee may at any time terminate the agency of any Authenticating Agent appointed in accordance with this Section 8.12 by giving written notice of termination to such Authenticating Agent, the Master Servicer and the Depositor. Upon receiving a notice of such a resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 8.12, the Trustee may appoint a successor Authenticating Agent, in which case the Trustee shall give written notice of such appointment to the Master Servicer, the Certificate Registrar and the Depositor and shall mail notice of such appointment to all Holders of Certificates; provided, however, that no successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section
8.12. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent.

            SECTION 8.13. Appointment of REMIC Administrators.

            (a) The Trustee may appoint at the Trustee's expense any Person with appropriate tax-related experience to act as REMIC Administrator hereunder; provided that, in the absence of any other Person appointed in accordance herewith acting as REMIC Administrator, the Trustee agrees to act in such capacity in accordance with the terms hereof. The appointment of a REMIC Administrator shall not relieve the Trustee from any of its obligations hereunder, and the Trustee shall remain responsible for all acts and omissions of the REMIC Administrator. The Trustee shall cause any such REMIC Administrator appointed by it to execute and deliver to the Trustee an instrument in which such REMIC Administrator shall agree to act in such capacity, with the obligations and responsibilities herein.

            (b) Any Person into which any REMIC Administrator may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion, or consolidation to which any REMIC Administrator shall be a party, or any Person succeeding to the corporate agency business of any REMIC Administrator, shall continue to be the REMIC Administrator without the execution or filing of any paper or any further act on the part of the Trustee or the REMIC Administrator.

            (c) Any REMIC Administrator appointed in accordance with this
Section 8.13 may at any time resign by giving at least 30 days' advance written notice of resignation to the Trustee, the Master Servicer, the Special Servicer and the Depositor. The Trustee may at any time terminate the agency of any REMIC Administrator appointed in accordance with this Section 8.13 by giving written notice of termination to such REMIC Administrator, the Master Servicer, and the Depositor. Upon receiving a notice of such a resignation or upon such a termination, or in case at any time any REMIC Administrator shall cease to be eligible in accordance with the provisions of this Section 8.13, the Trustee may appoint a successor REMIC Administrator, in which case the Trustee shall give written notice of such appointment to the Master Servicer, the Special Servicer and the Depositor and shall mail notice of such appointment to all Holders of Certificates; provided, however, that no successor REMIC Administrator shall be appointed unless eligible under the provisions of this Section 8.13. Any successor REMIC Administrator upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as REMIC Administrator.

            SECTION 8.14. Access to Certain Information.

            (a) The Trustee shall afford to the Master Servicer, the Special Servicer and the Depositor, and to the OTS, the FDIC and any other banking or insurance regulatory authority that may exercise authority over any Certificateholder, access to any documentation regarding the Mortgage Loans within its control that may be required to be provided by this Agreement or by applicable law. Such access shall be afforded without charge but only upon reasonable prior written request and during normal business hours at the offices of the Trustee designated by it.

            (b) The Trustee shall maintain in its possession and, upon reasonable prior written request and during normal business hours, shall make available for review by the Depositor, the Rating Agencies, the Controlling Class Representative and, subject to the succeeding paragraph, any Certificateholder, Certificate Owner or Person identified to the Trustee as a prospective Transferee of a Certificate or an interest therein, originals and/or copies of the following items: (i) the Prospectus, the Memorandum and any other disclosure document relating to the Certificates, in the form most recently provided to the Trustee by the Depositor or by any Person designated by the Depositor; (ii) this Agreement, each Sub-Servicing Agreement delivered to the Trustee since the Closing Date and any amendments hereto or thereto; (iii) all Certificateholder Reports delivered to Certificateholders pursuant to Section 4.02(a) since the Closing Date; (iv) all Annual Performance Certifications delivered by the Master Servicer and the Special Servicer, respectively, to the Trustee since the Closing Date; (v) all Annual Accountants' Reports caused to be delivered by the Master Servicer and the Special Servicer, respectively, to the Trustee since the Closing Date; (vi) any and all notices and reports delivered to the Trustee with respect to any Mortgaged Property as to which the environmental testing contemplated by Section 3.09(c) revealed that either of the conditions set forth in clauses (i) and (ii) of the first sentence thereof was not satisfied; (vii) each of the Mortgage Files, including any and all modifications, waivers and amendments of the terms of a Mortgage Loan entered into or consented to by the Special Servicer and delivered to the Trustee pursuant to Section 3.20; (viii) the most recent appraisal for each Mortgaged Property and REO Property that has been delivered to the Trustee (each appraisal obtained hereunder with respect to any Mortgaged Property or REO Property to be delivered to the Trustee by the Master Servicer or Special Servicer, as applicable, promptly following its having been obtained); (ix) any and all Officer's Certificates and other evidence delivered to or by the Trustee to support its, the Master Servicer's, the Special Servicer's or the Fiscal Agent's, as the case may be, determination that any Advance was (or, if made, would be) a Nonrecoverable Advance; (x) any and all information provided to the Trustee pursuant to Section 6.11(a); (xi) the Schedule of Exceptions to Mortgage File Delivery prepared by the Trustee pursuant to Section 2.02(a) and any exception report prepared by the Trustee pursuant to Section 2.02(b); (xii) all notices of a breach of representation and warranty given by or received by the Trustee with respect to any party hereto and the Mortgage Loan Seller; and (xiii) any Officer's Certificate delivered to the Trustee by the Special Servicer in connection with a Final Recovery Determination pursuant to Section 3.09(h). The Trustee shall provide copies of any and all of the foregoing items upon written request of any of the parties set forth in the previous sentence; however, except in the case of the Rating Agencies, the Trustee shall be permitted to require payment of a sum sufficient to cover the reasonable costs and expenses of providing such copies. Upon the reasonable request of any Certificateholder, or any Certificate Owner identified to the Trustee to the Trustee's reasonable satisfaction, the Trustee shall request from the Master Servicer copies of any inspection reports prepared by the Master Servicer or the Special Servicer, copies of any operating statements, rent rolls and financial statements obtained by the Master Servicer or the Special Servicer and copies of any Operating Statement Analyses and NOI Adjustment Worksheets prepared by the Master Servicer or the Special Servicer; and, upon receipt, the Trustee shall make such items available to the requesting Certificateholder or Certificate Owner.

            In connection with providing access to or copies of the items described in the preceding paragraph, the Trustee shall require: (a) in the case of Certificate Owners, a confirmation executed by the requesting Person (in a form reasonably acceptable to the Trustee) generally to the effect that such Person is a beneficial holder of Book-Entry Certificates and will keep such information confidential (except that such Certificate Owner may provide such information to any other Person that holds or is contemplating the purchase of any Certificate or interest therein, provided that such other Person confirms in writing such ownership interest or prospective ownership interest and agrees to keep such information confidential); and (b) in the case of a prospective purchaser of a Certificate or an interest therein, confirmation executed by the requesting Person (in a form reasonably acceptable to the Trustee) generally to the effect that such Person is a prospective purchaser of a Certificate or an interest therein, is requesting the information for use in evaluating a possible investment in Certificates and will otherwise keep such information confidential. The Holders of the Certificates, by their acceptance thereof, will be deemed to have agreed to keep such information confidential (except that any Holder may provide any such information obtained by it to any other Person that holds or is contemplating the purchase of any Certificate or interest therein, provided that such other Person confirms in writing such ownership interest or prospective ownership interest and agrees to keep such information confidential).

            (c) The Trustee shall not be liable for providing or disseminating information in accordance with Section 8.14(a) or (b).

            SECTION 8.15. Reports to the Securities and Exchange Commission;
                          Available Information.

            The Depositor shall prepare for filing, and the Trustee shall execute, on behalf of the Trust Fund, and file with the Securities and Exchange Commission, any and all reports, statements and information respecting the Trust Fund and/or the Certificates required to be filed on behalf of the Trust Fund under the Exchange Act. The Depositor shall promptly file, and exercise its reasonable best efforts to obtain a favorable response to, no-action requests to, or requests for other appropriate exemptive relief from, the Securities and Exchange Commission regarding the usual and customary exemption from certain reporting requirements granted to issuers of securities similar to the Certificates. The Depositor agrees to indemnify and hold harmless the Trustee with respect to any liability, cost or expenses, including reasonable attorneys' fees, arising from the Trustee's execution of such reports, statements and information that contain errors or omissions or is otherwise misleading, provided, however, that if the indemnification provided for herein is invalid or unenforceable, then the Depositor shall contribute to the amount paid by the Trustee as a result of such liability in such amount as is necessary to limit the Trustee's responsibility for any such payment to any amount resulting from its own fault.

            SECTION 8.16. Representations and Warranties of Trustee.

            (a) The Trustee hereby represents and warrants to the Master Servicer, the Special Servicer and the Depositor and for the benefit of the Certificateholders, as of the Closing Date, that:

            (i) The Trustee is a national banking association duly organized, validly existing and in good standing under the laws of the United States.

            (ii) The execution and delivery of this Agreement by the Trustee, and the performance and compliance with the terms of this Agreement by the Trustee, will not violate the Trustee's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

            (iii) Except to the extent that the laws of certain jurisdictions in which any part of the Trust Fund may be located require that a co-trustee or separate trustee be appointed to act with respect to such property as contemplated by Section 8.10, the Trustee has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

            (iv) This Agreement, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid, legal and binding obligation of the Trustee, enforceable against the Trustee in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            (v) The Trustee is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement, including, but not limited to, its responsibility to make P&I Advances if the Master Servicer fails to make a P&I Advance, will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Trustee's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Trustee to perform its obligations under this Agreement or the financial condition of the Trustee.

            (vi) No litigation is pending or, to the best of the Trustee's knowledge, threatened against the Trustee that, if determined adversely to the Trustee, would prohibit the Trustee from entering into this Agreement or, in the Trustee's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Trustee to perform its obligations under this Agreement or the financial condition of the Trustee.

            (vii) Any consent, approval, authorization or order of any court or governmental agency or body required for the execution, delivery and performance by the Trustee of or compliance by the Trustee with this Agreement, or the consummation of the transactions contemplated by this Agreement, has been obtained and is effective, except where the lack of consent, approval, authorization or order would not have a material adverse effect on the performance by the Trustee under this Agreement.

            (viii) The Trustee is eligible to act as trustee hereunder in accordance with Section 8.06.

            (b) The representations and warranties of the Trustee set forth in
Section 8.16(a) shall survive the execution and delivery of this Agreement and shall inure to the benefit of the Persons for whose benefit they were made for so long as the Trust Fund remains in existence. Upon discovery by any party hereto of any breach of any of the foregoing representations, warranties and covenants, the party discovering such breach shall give prompt written notice thereof to the other parties hereto.

            (c) Any successor Trustee shall be deemed to have made, as of the date of its succession, each of the representations and warranties set forth in
Section 8.16(a), subject to such appropriate modifications to the representation and warranty set forth in Section 8.16(a)(i) to accurately reflect such successor's jurisdiction of organization and whether it is a corporation, partnership, bank, association or other type of organization.

            SECTION 8.17. The Fiscal Agent.

            (a) The Fiscal Agent shall at all times maintain a long-term unsecured debt rating of no less than "Aa2" or "AA", as applicable, from each Rating Agency (or, in the case of either Rating Agency, such lower rating as will not (as confirmed in writing by such Rating Agency) result in any of the ratings then assigned by such Rating Agency to the respective Classes of Certificates being qualified, downgraded or withdrawn).

            (b) To the extent that the Trustee is required, pursuant to the terms of this Agreement, to make any Advance, whether as successor master servicer or otherwise, and has failed to do so in accordance with the terms hereof, the Fiscal Agent shall make such Advance when and as required by the terms of this Agreement on behalf the Trustee as if the Fiscal Agent were the Trustee hereunder. To the extent that the Fiscal Agent makes an Advance pursuant to this Section 8.17(b) or otherwise pursuant to the Agreement, the obligations of the Trustee under this Agreement in respect of such Advance shall be satisfied. Notwithstanding anything contained in this Agreement to the contrary, the Fiscal Agent shall be entitled to all limitations on liability, rights of reimbursement and indemnities that the Trustee is entitled to hereunder as if it were the Trustee.

            (c) All fees and expenses of the Fiscal Agent (other than interest owed to the Fiscal Agent in respect of unreimbursed Advances) incurred by the Fiscal Agent in connection with the transactions contemplated by this Agreement shall be borne by the Trustee, and neither the Trustee nor the Fiscal Agent shall be entitled to reimbursement therefor from any of the Trust Fund, the Depositor, the Master Servicer or the Special Servicer.

            (d) The obligations of the Fiscal Agent set forth in this Section
8.17 or otherwise pursuant to this Agreement shall exist only for so long as the Trustee that appointed it (or, in the case of the initial Fiscal Agent, so long as the initial Trustee) shall act as Trustee hereunder. The Fiscal Agent may resign or be removed by the Trustee only if and when the existence of such Fiscal Agent is no longer necessary for such Trustee to satisfy the eligibility requirements of Section 8.06; provided that the Fiscal Agent shall be deemed to have resigned at such time as the Trustee that appointed it (or, in the case of the initial Fiscal Agent, at such time as the initial Trustee) resigns or is removed as Trustee hereunder (in which case the responsibility for appointing a successor Fiscal Agent shall belong to the successor Trustee, and which appointment the successor Trustee shall use its best efforts to make, insofar as such appointment is necessary for such successor Trustee to satisfy the eligibility requirements of Section 8.06). Any successor fiscal agent so appointed shall be required to execute and deliver to the other parties hereto a written agreement to assume and perform the duties of the Fiscal Agent set forth in this Agreement; provided that no such successor shall become Fiscal Agent hereunder unless either (i) it satisfies the rating requirements of Section 8.17(a) or (ii) the Trustee shall have received written confirmation from each Rating Agency that the succession of such proposed successor fiscal agent would not, in and of itself, result in a qualification, downgrade or withdrawal of any of the then current ratings on the Certificates.

            (e) The Trustee shall promptly notify the other parties hereto and the Certificateholders in writing of the appointment, resignation or removal of any Fiscal Agent.

            SECTION 8.18. Representations and Warranties of Fiscal Agent.

            (a) The Fiscal Agent hereby represents and warrants to each of the other parties hereto and for the benefit of the Certificateholders, as the Closing Date, that:

            (i) The Fiscal Agent is a foreign banking corporation duly organized, validly existing and in good standing under the laws governing its creation.

            (ii) The execution and delivery of this Agreement by the Fiscal Agent, and the performance and compliance with the terms of this Agreement by the Fiscal Agent, will not violate the Fiscal Agent's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in a material breach of, any material agreement or other instrument to which it is a party or by which it is bound.

            (iii) The Fiscal Agent has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

            (iv) This Agreement, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid, legal and binding obligation of the Fiscal Agent, enforceable against the Fiscal Agent in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            (v) The Fiscal Agent is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Fiscal Agent's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Fiscal Agent to perform its obligations under this Agreement or the financial condition of the Fiscal Agent.

            (vi) No litigation is pending or, to the best of the Fiscal Agent's knowledge, threatened against the Fiscal Agent that, if determined adversely to the Fiscal Agent, would prohibit the Fiscal Agent from entering into this Agreement or, in the Fiscal Agent's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Fiscal Agent to perform its obligations under this Agreement or the financial condition of the Fiscal Agent.

            (vii) Any consent, approval, authorization or order of any court or governmental agency or body required for the execution, delivery and performance by the Fiscal Agent of or compliance by the Fiscal Agent with this Agreement, or the consummation of the transactions contemplated by this Agreement, has been obtained and is effective, except where the lack of consent, approval, authorization or order would not have a material adverse effect on the performance by the Fiscal Agent under this Agreement.

            (b) The representations and warranties of the Fiscal Agent set forth in Section 8.18(a) shall survive the execution and delivery of this Agreement and shall inure to the benefit of the Persons for whose benefit they were made for so long as the Trust Fund remains in existence. Upon discovery by any party hereto of any breach of any of the foregoing representations and warranties, the party discovering such breach shall given prompt written notice thereof to the other parties hereto.

            (c) Any successor Fiscal Agent shall be deemed to have made, as of the date of its succession, each of the representations and warranties set forth in Section 8.18(a) subject to such appropriate modifications to the representations and warranties set forth in Section 8.18(a)(i) to accurately reflect such successor's jurisdiction of organization and whether it is a corporation, partnership, bank, association or other type of organization.

                                   ARTICLE IX

                                   TERMINATION

            SECTION 9.01. Termination Upon Repurchase or Liquidation of All
                          Mortgage Loans.

            Subject to Section 9.02, the Trust Fund and the respective obligations and responsibilities under this Agreement of the Depositor, the Master Servicer, the Special Servicer, the Fiscal Agent and the Trustee (other than the obligations of the Trustee to provide for and make payments to Certificateholders as hereafter set forth) shall terminate upon payment (or provision for payment): (i) to the Certificateholders of all amounts held by or on behalf of the Trustee and required hereunder to be so paid on the Distribution Date following the earlier to occur of (A) the purchase by the Depositor, the Master Servicer, the Underwriter, the Special Servicer or the Majority Subordinate Certificateholder of all Mortgage Loans and each REO Property remaining in REMIC I at a price equal to (1) the greater of (x) the aggregate Purchase Price of all the Mortgage Loans and any REO Properties then included in REMIC I and (y) the aggregate fair market value of such Mortgage Loans and REO Properties (determined as mutually agreed upon by the Master Servicer, the Special Servicer and the Trustee), minus (2) if the purchaser is the Master Servicer or the Special Servicer, the aggregate amount of unreimbursed Advances made by such Person, together with any interest accrued and payable to such Person in respect of unreimbursed Advances in accordance with Section 3.03(d) and, in the case of the Master Servicer, Section 4.03(d), and any unpaid servicing compensation remaining outstanding (which items shall be deemed to have been paid or reimbursed to the Master Servicer or the Special Servicer, as the case may be, in connection with such purchase), and (B) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in REMIC I; and (ii) to the Trustee, the Fiscal Agent, the Master Servicer, the Special Servicer and the officers, directors, employees and agents of each of them of all amounts which may have become due and owing to any of them hereunder; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

            The Depositor, the Underwriter, the Special Servicer, the Majority Subordinate Certificateholder or the Master Servicer, in that order of priority (with the Depositor having the highest priority), may at its option elect to purchase all of the Mortgage Loans and each REO Property remaining in REMIC I as contemplated by clause (i) of the preceding paragraph by giving written notice to the other parties hereto no later than 60 days prior to the anticipated date of purchase; provided, however, that (i) the aggregate Stated Principal Balance of the Mortgage Pool at the time of such election is less than 1% of the aggregate Cut-off Date Balance of the Mortgage Pool set forth in the Preliminary Statement, and (ii) no such Person shall have the right to effect such a purchase if, within 30 days following its delivery of a notice of election pursuant to this paragraph, any other such Person with a higher priority shall give notice of its election to purchase all of the

Mortgage Loans and each REO Property remaining in REMIC I and shall thereafter effect such purchase in accordance with the terms hereof. If the Trust Fund is to be terminated in connection with the Master Servicer's, the Special Servicer's, the Majority Subordinate Certificateholder's, the Underwriter's or the Depositor's purchase of all of the Mortgage Loans and each REO Property remaining in REMIC I, the Master Servicer, the Special Servicer, the Majority Subordinate Certificateholder, the Underwriter or the Depositor, as applicable, shall deliver to the Trustee for deposit in the Collection Account not later than the Determination Date relating to the Distribution Date on which the final distribution on the Certificates is to occur an amount in immediately available funds equal to the above-described purchase price (exclusive of any portion of such purchase price which would, if it were then on deposit in the Custodial Account, be payable to any Person pursuant to any of clauses (ii) through (xv) of Section 3.05(a), which portion shall be deposited in the Custodial Account). In addition, the Master Servicer shall transfer to the Collection Account all amounts required to be transferred thereto on such P&I Advance Date from the Custodial Account pursuant to the first paragraph of Section 3.04(b), together with any other amounts on deposit in the Custodial Account that would otherwise be held for future distribution. Upon confirmation that such final deposits have been made, the Trustee shall release or cause to be released to the Master Servicer, the Special Servicer, the Majority Subordinate Certificateholder, the Underwriter or the Depositor, as applicable, the Mortgage Files for the remaining Mortgage Loans and shall execute all assignments, endorsements and other instruments furnished to it by the Master Servicer, the Special Servicer, the Majority Subordinate Certificateholder, the Underwriter or the Depositor, as applicable, as shall be necessary to effectuate transfer of the Mortgage Loans and REO Properties to the Depositor, the Master Servicer, the Special Servicer, the Underwriter or the Majority Subordinate Certificateholder (or their respective designees), as applicable. Any transfer of Mortgage Loans pursuant to this paragraph shall be on a servicing-released basis.

            Notice of any termination shall be given promptly by the Trustee by letter to Certificateholders mailed (a) if such notice is given in connection with the Depositor's, the Master Servicer's, the Special Servicer's, the Underwriter's or the Majority Subordinate Certificateholder's purchase of the Mortgage Loans and each REO Property remaining in REMIC I, not earlier than the 15th day and not later than the 25th day of the month next preceding the month of the final distribution on the Certificates or (b) otherwise during the month of such final distribution on or before the Determination Date in such month, in each case specifying (i) the Distribution Date upon which the Trust Fund will terminate and final payment of the Certificates will be made, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the offices of the Certificate Registrar or such other location therein designated. The Trustee shall give such notice to the Master Servicer, the Special Servicer and the Depositor at the time such notice is given to Certificateholders.

            Upon presentation and surrender of the Certificates by the Certificateholders on the final Distribution Date, the Trustee shall distribute to each Certificateholder so presenting and surrendering its Certificates such Certificateholder's Percentage Interest of that portion of the amounts then on deposit in the Collection Account that are allocable to payments on the Class of

Certificates so presented and surrendered. Amounts on deposit in the Collection Account as of the final Distribution Date, exclusive of any portion thereof that would be payable to any Person in accordance with clauses (ii) through (vi) of
Section 3.05(b), and further exclusive of any portion thereof that represents Prepayment Premiums and Yield Maintenance Charges, shall be allocated in the following order of priority, in each case to the extent of remaining available funds:

            (i) to distributions of interest to the Holders of the Senior Certificates, in an amount equal to, and pro rata in accordance with, all Distributable Certificate Interest in respect of each Class of Senior Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

            (ii) to distributions of principal to the Holders of the Class A-1, Class A-2 and Class A-3 Certificates, in an amount equal to, and pro rata in accordance with, the respective Class Principal Balances thereof outstanding immediately prior to such Distribution Date;

            (iii) to distributions to the Holders of the Class A-1, Class A-2 and Class A-3 Certificates, in an amount equal to, pro rata in accordance with, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to each such Class of Certificates and not previously reimbursed;

            (iv) to distributions of interest to the Holders of the Class B Certificates in an amount equal to all Distributable Certificate Interest in respect of the Class B Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

            (v) to distributions of principal to the Holders of the Class B Certificates, in an amount equal to the Class Principal Balance of the Class B Certificates outstanding immediately prior to such Distribution Date;

            (vi) to distributions to the Holders of the Class B Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to the Class B Certificates and not previously reimbursed;

            (vii) to distributions of interest to the Holders of the Class C Certificates in an amount equal to all Distributable Certificate Interest in respect of the Class C Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

            (viii) to distributions of principal to the Holders of the Class C Certificates, in an amount equal to the Class Principal Balance of the Class C Certificates outstanding immediately prior to such Distribution Date;

            (ix) to distributions to the Holders of the Class C Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to the Class C Certificates and not previously reimbursed;

            (x) to distributions of interest to the Holders of the Class D Certificates, in an amount equal to all Distributable Certificate Interest in respect of the Class D Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

            (xi) to distributions of principal to the Holders of the Class D Certificates, in an amount equal to the Class Principal Balance of the Class D Certificates outstanding immediately prior to such Distribution Date;

            (xii) to distributions to the Holders of the Class D Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to the Class D Certificates and not previously reimbursed;

            (xiii) to distributions of interest to the Holders of the Class E Certificates, in an amount equal to all Distributable Certificate Interest in respect of the Class E Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

            (xiv) to distributions of principal to the Holders of the Class E Certificates, in an amount equal to the Class Principal Balance of the Class E Certificates outstanding immediately prior to such Distribution Date;

            (xv) to distributions to the Holders of the Class E Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to the Class E Certificates and not previously reimbursed;

            (xvi) to distributions of interest to the Holders of the Class F Certificates, in an amount equal to all Distributable Certificate Interest in respect of the Class F Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

            (xvii) to distributions of principal to the Holders of the Class F Certificates, in an amount equal to the Class Principal Balance of the Class F Certificates outstanding immediately prior to such Distribution Date;

            (xviii) to distributions to the Holders of the Class F Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses if any, previously allocated to the Class F Certificates and not previously reimbursed;

            (xix) to distributions of interest to the Holders of the Class G Certificates, in an amount equal to all Distributable Certificate Interest in respect of the Class G Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

            (xx) to distributions of principal to the Holders of the Class G Certificates, in an amount equal to the Class Principal Balance of the Class G Certificates outstanding immediately prior to such Distribution Date;

            (xxi) to distributions to the Holders of the Class G Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to the Class G Certificates and not previously reimbursed;

            (xxii) to distributions of interest to the Holders of the Class H Certificates, in an amount equal to all Distributable Certificate Interest in respect of the Class H Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

            (xxiii) to distributions of principal to the Holders of the Class H Certificates, in an amount equal to the Class Principal Balance of the Class H Certificates outstanding immediately prior to such Distribution Date;

            (xxiv) to distributions to the Holders of the Class H Certificates in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to the Class H Certificates and not previously reimbursed;

            (xxv) to distributions of interest to the Holders of the Class J Certificates, in an amount equal to all Distributable Certificate Interest in respect of the Class J Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

            (xxvi) to distributions of principal to the Holders of the Class J Certificates, in an amount equal to the Class Principal Balance of the Class J Certificates outstanding immediately prior to such Distribution Date;

            (xxvii) to distributions to the Holders of the Class J Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to the Class J Certificates and not previously reimbursed;

            (xxviii) to distributions of interest to the Holders of the Class K Certificates, in an amount equal to all Distributable Certificate Interest in respect of the Class K Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

            (xxix) to distributions of principal to the Holders of the Class K Certificates, in an amount equal to the Class Principal Balance of the Class K Certificates outstanding immediately prior to such Distribution Date;

            (xxx) to distributions to the Holders of the Class K Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to the Class K Certificates and not previously reimbursed;

            (xxxi) to distributions of interest to the Holders of the Class L Certificates, in an amount equal to all Distributable Certificate Interest in respect of the Class L Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

            (xxxii) to distributions of principal to the Holders of the Class L Certificates, in an amount equal to the Class Principal Balance of the Class L Certificates outstanding immediately prior to such Distribution Date;

            (xxxiii) to distributions to the Holders of the Class L Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to the Class L Certificates and not previously reimbursed;

            (xxxiv) to distributions of interest to the Holders of the Class M Certificates, in an amount equal to all Distributable Certificate Interest in respect of the Class M Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

            (xxxv) to distributions of principal to the Holders of the Class M Certificates, in an amount equal to the Class Principal Balance of the Class M Certificates outstanding immediately prior to such Distribution Date;

            (xxxvi) to distributions to the Holders of the Class M Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to the Class M Certificates and not previously reimbursed;

            (xxxvii) to make distributions to the Holders of the Class R-III Certificates, in an amount equal to the excess, if any, of (A) the aggregate distributions deemed made in respect of the REMIC II Regular Interests on such Distribution Date pursuant to Section 4.01(h), over (B) the aggregate distributions made in respect of the Regular Interest Certificates on such Distribution Date pursuant to clauses (i) through (xxxvi) above;

            (xxxviii) to make distributions to the Holders of the Class R-II Certificates, up to an amount equal to the excess, if any, of (A) the aggregate distributions deemed made in respect of the REMIC I Regular Interests on such Distribution Date pursuant to Section 4.01(i), over (B) the aggregate distributions deemed made in respect of the REMIC II Regular Interests on such Distribution Date pursuant to Section 4.01(h); and

            (xxxix) to distributions to the Holders of the Class R-I Certificates, in an amount equal to the balance, if any, of the Available Distribution Amount for such Distribution Date remaining after the distributions to be made on such Distribution Date pursuant to clauses (i) through (xxxviii) above.

            All distributions of interest made in respect of the Class IO Certificates on the final Distribution Date pursuant to clause (i) above, shall be deemed to have been made in respect of the respective Components of such Class, pro rata in accordance with the respective amounts of Distributable Certificate Interest that would be payable on such Components on such Distribution Date if each such Component were treated as a separate Class of Regular Interest Certificates.

            Any Prepayment Premiums and Yield Maintenance Charges on deposit in the Collection Account as of the final Distribution Date (net of any Workout Fees and/or Liquidation Fees payable therefrom) shall be distributed among the Holders of the Class A-1, Class A-2, Class A-3, Class B, Class C, Class D, Class E, Class F and Class G Certificates in accordance with the first paragraph of
Section 4.01(b).

            Any amounts representing Additional Interest on deposit in the Collection Account as of the final Distribution Date (net of any Workout Fees and/or Liquidation Fees payable therefrom) shall be distributed among the Holders of the respective Classes of the Sequential Pay Certificates in accordance with the second paragraph of Section 4.01(b).

            Any funds not distributed to any Holder or Holders of Certificates of such Class on such Distribution Date because of the failure of such Holder or Holders to tender their Certificates shall, on such date, be set aside and held uninvested in trust and credited to the account or accounts of the appropriate non-tendering Holder or Holders. If any Certificates as to which notice has been given pursuant to this Section 9.01 shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining non-tendering Certificateholders to surrender their Certificates for cancellation in order to receive the final distribution with respect thereto. If within one year after the second notice all such Certificates shall not have been surrendered for cancellation, the Trustee, directly or through an agent, shall take such reasonable steps to contact the remaining non-tendering Certificateholders concerning the surrender of their Certificates as it shall deem appropriate. The costs and expenses of holding such funds in trust and of contacting such Certificateholders following the first anniversary of the delivery of such second notice to the non-tendering Certificateholders shall be paid out of such funds. No interest shall accrue or be payable to any former Holder on any amount held in trust hereunder. If by the second anniversary of the delivery of such second notice, all of the Certificates shall not have been surrendered for cancellation, then, subject to applicable law, the Trustee shall distribute to the Class R-III Certificateholders all unclaimed funds and other assets which remain subject hereto.

            All actual distributions on the respective Classes of REMIC III Certificates on the final Distribution Date in accordance with foregoing provisions of this Section 9.01 shall be deemed to first have been distributed from REMIC I to REMIC II on the various REMIC I Regular Interests in accordance with Section 4.01(i) and then from REMIC II to REMIC III on the various REMIC II Regular Interests in accordance with Section 4.01(h).

            SECTION 9.02. Additional Termination Requirements.

            (a) If the Depositor, the Underwriter, any Majority Subordinate Certificateholder, the Special Servicer or the Master Servicer purchases all of the Mortgage Loans and each REO Property remaining in REMIC I as provided in
Section 9.01, the Trust Fund (and, accordingly, REMIC I, REMIC II and REMIC III) shall be terminated in accordance with the following additional requirements, unless the Person effecting such purchase obtains at its own expense and delivers to the Trustee and the REMIC Administrator, an Opinion of Counsel, addressed to the Trustee and the

REMIC Administrator, to the effect that the failure of the Trust Fund to comply with the requirements of this Section 9.02 will not result in the imposition of taxes on "prohibited transactions" of REMIC I, REMIC II and REMIC III as defined in Section 860F of the Code or cause REMIC I, REMIC II and REMIC III to fail to qualify as a REMIC at any time that any Certificates are outstanding:

            (i) the REMIC Administrator shall specify the first day in the 90-day liquidation period in a statement attached to the final Tax Return for each of REMIC I, REMIC II and REMIC III pursuant to Treasury regulation Section 1.860F-1 and shall satisfy all requirements of a qualified liquidation under Section 860F of the Code and any regulations thereunder as set forth in an Opinion of Counsel obtained at the expense of the Trust Fund;

            (ii) during such 90-day liquidation period and at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell all of the assets of REMIC I to the Master Servicer, the Underwriter, any Majority Subordinate Certificateholder, the Special Servicer or the Depositor, as applicable, for cash; and

            (iii) at the time of the making of the final payment on the Certificates, the Trustee shall distribute or credit, or cause to be distributed or credited, to the Certificateholders in accordance with
      Section 9.01 all cash on hand (other than cash retained to meet claims), and each of REMIC I, REMIC II and REMIC III shall terminate at that time.

            (b) By their acceptance of Certificates, the Holders thereof hereby agree to authorize the REMIC Administrator to specify the 90-day liquidation period for each of REMIC I, REMIC II and REMIC III, which authorization shall be binding upon all successor Certificateholders.

                                    ARTICLE X

                            ADDITIONAL TAX PROVISIONS

            SECTION 10.01. REMIC Administration.

            (a) The REMIC Administrator shall elect to treat each of REMIC I, REMIC II and REMIC III as a REMIC under the Code and, if necessary, under applicable state law. Such election will be made on Form 1066 or other appropriate federal or state Tax Returns for the taxable year ending on the last day of the calendar year in which the Certificates are issued.

            (b) The REMIC I Regular Interests, the REMIC II Regular Interests and the Regular Interest Certificates (or, in the case of the IO Certificates, each of the Components of such Class) are hereby designated as "regular interests" (within the meaning of Section 860G(a)(1) of the Code) in REMIC I, REMIC II and REMIC III, respectively. The Class R-I Certificates, the Class R-II Certificates and the Class R-III Certificates are hereby designated as the single class of "residual interests" (within the meaning of Section 860G(a)(2) of the Code) in REMIC I, REMIC II and REMIC III, respectively. None of the Master Servicer, the Special Servicer or the Trustee shall (to the extent within its control) permit the creation of any other "interests" in REMIC I, REMIC II or REMIC III (within the meaning of Treasury regulation Section 1.860D-1(b)(1)).

            (c) The Closing Date is hereby designated as the "startup day" of REMIC I, REMIC II and REMIC III within the meaning of Section 860G(a)(9) of the Code.

            (d) The related Plurality Residual Interest Certificateholder as to the applicable taxable year is hereby designated as the Tax Matters Person of each of REMIC I, REMIC II and REMIC III, and shall act on behalf of the related REMIC in relation to any tax matter or controversy and shall represent the related REMIC in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority; provided that the REMIC Administrator is hereby irrevocably appointed to act and shall act (in consultation with the Tax Matters Person for each of REMIC I, REMIC II and REMIC
III) as agent and attorney-in-fact for the Tax Matters Person for each of REMIC I, REMIC II and REMIC III in the performance of its duties as such.

            (e) For purposes of Treasury regulation Section 1.860G-1(a)(4)(iii), the related Legal Final Distribution Date has been designated the "latest possible maturity date" of each REMIC I Regular Interest, each REMIC II Regular Interest and each Class of Regular Interest Certificates (or, in the case of the Class IO Certificates, each Component of such Class).

            (f) Except as otherwise provided in Section 3.17(a) and subsections
(i) and (j) below, the REMIC Administrator shall pay out of its own funds any and all routine tax administration expenses of the Trust Fund incurred with respect to each of REMIC I, REMIC II and REMIC III (but not including any professional fees or expenses related to audits or any administrative or judicial proceedings with respect to the Trust Fund that involve the Internal Revenue Service or state tax authorities which extraordinary expenses shall be payable or reimbursable to the REMIC Administrator from the Trust Fund unless otherwise provided in Section 10.01(i) or 10.01(j)).

            (g) Within 30 days after the Closing Date, the REMIC Administrator shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for the Trust Fund. In addition, the REMIC Administrator shall prepare, sign and file all of the other Tax Returns in respect of REMIC I, REMIC II and REMIC III. The expenses of preparing and filing such returns shall be borne by the REMIC Administrator without any right of reimbursement therefor. The other parties hereto shall provide on a timely basis to the REMIC Administrator or its designee such information with respect to each of REMIC I, REMIC II and REMIC III as is in its possession and reasonably requested by the REMIC Administrator to enable it to perform its obligations under this Section 10.01. Without limiting the generality of the foregoing, the Depositor, within ten days following the REMIC Administrator's request therefor, shall provide in writing to the REMIC Administrator such information as is reasonably requested by the REMIC Administrator for tax purposes, as to the valuations and issue prices of the Certificates, and the REMIC Administrator's duty to perform its reporting and other tax compliance obligations under this
Section 10.01 shall be subject to the condition that it receives from the Depositor such information possessed by the Depositor that is necessary to permit the REMIC Administrator to perform such obligations.

            (h) The REMIC Administrator shall perform on behalf of each of REMIC I, REMIC II and REMIC III all reporting and other tax compliance duties that are the responsibility of each such REMIC under the Code, the REMIC Provisions or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority. Included among such duties, the REMIC Administrator shall provide to: (i) any Transferor of a Residual Interest Certificate, such information as is necessary for the application of any tax relating to the transfer of a Residual Interest Certificate to any Person who is not a Permitted Transferee; (ii) the Certificateholders, such information or reports as are required by the Code or the REMIC Provisions, including, without limitation, reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption as required hereunder); and (iii) the Internal Revenue Service, the name, title, address and telephone number of the Person who will serve as the representative of each of REMIC I, REMIC II and REMIC III.

            (i) The REMIC Administrator shall perform its duties hereunder so as to maintain the status of each of REMIC I, REMIC II and REMIC III as a REMIC under the REMIC Provisions (and the Trustee, the Master Servicer and the Special Servicer shall assist the REMIC Administrator to the extent reasonably requested by the REMIC Administrator and to the extent of information within the Trustee's, the Master Servicer's or the Special Servicer's possession or control). None of the REMIC Administrator, Master Servicer, the Special Servicer, or the Trustee shall knowingly take (or cause any of REMIC I, REMIC II or REMIC III to take) any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of any of REMIC I, REMIC II or REMIC III as a REMIC, or

(ii) except as provided in Section 3.17(a), result in the imposition of a tax upon any of REMIC I, REMIC II or REMIC III (including, but not limited to, the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) or the result in the imposition of a tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code (any such endangerment of REMIC status or, except as provided in Section 3.17(a), imposition of a tax, an "Adverse REMIC Event"), unless the REMIC Administrator has obtained or received an Opinion of Counsel (at the expense of the party requesting such action or at the expense of the Trust Fund if the REMIC Administrator seeks to take such action or to refrain from acting for the benefit of the Certificateholders) to the effect that the contemplated action will not result in an Adverse REMIC Event. None of the other parties hereto shall take any action or fail to take any action (whether or not authorized hereunder) as to which the REMIC Administrator has advised it in writing that the REMIC Administrator has received or obtained an Opinion of Counsel to the effect that an Adverse REMIC Event could result from such action or failure to act. In addition, prior to taking any action with respect to REMIC I, REMIC II or REMIC III, or causing any of REMIC I, REMIC II or REMIC III to take any action, that is not expressly permitted under the terms of this Agreement, the Master Servicer and the Special Servicer shall consult with the REMIC Administrator or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur. The REMIC Administrator may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not permitted by this Agreement, but in no event at the cost or expense of the Trust Fund or the Trustee. At all times as may be required by the Code, the REMIC Administrator shall make reasonable efforts to ensure that substantially all of the assets of REMIC I, REMIC II and REMIC III will consist of "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in
Section 860G(a)(5) of the Code.

            (j) If any tax is imposed on any of REMIC I, REMIC II or REMIC III, including, without limitation, "prohibited transactions" taxes as defined in
Section 860F(a)(2) of the Code, any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, any taxes on contributions to REMIC I, REMIC II or REMIC III after the Startup Day pursuant to Section 860G(d) of the Code, and any other tax imposed by the Code or any applicable provisions of State or Local Tax laws (other than any tax permitted to be incurred by the Special Servicer pursuant to Section 3.17(a)), such tax, together with all incidental costs and expenses (including, without limitation, penalties and reasonable attorneys' fees), shall be charged to and paid by: (i) the REMIC Administrator, if such tax arises out of or results from a breach by the REMIC Administrator of any of its obligations under this Section 10.01; (ii) the Special Servicer, if such tax arises out of or results from a breach by the Special Servicer of any of its obligations under Article III or this Section 10.01; (iii) the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under Article III or this Section 10.01; (iv) the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under Article IV, Article VIII or this Section 10.01; (v) the Depositor, if such tax was imposed due to the fact that any of the Mortgage Loans did not, at the time of their transfer to the REMIC I, constitute a "qualified mortgage" as defined in Section 860G(a)(3) of the Code; or (vi) the Trust Fund, excluding the portion thereof constituting the Grantor Trust, in all other instances. Any tax permitted to be incurred by the Special Servicer pursuant to Section 3.17(a) shall be charged to and paid by the Trust Fund. Any such amounts payable by the Trust Fund shall be paid by the Trustee upon the written direction of the REMIC Administrator out of amounts on deposit in the Collection Account in reduction of the Available Distribution Amount pursuant to Section 3.05(b).

            (k) The REMIC Administrator shall, for federal income tax purposes, maintain books and records with respect to each of REMIC I, REMIC II and REMIC III on a calendar year and on an accrual basis.

            (l) Following the Startup Day, none of the Trustee, the Master Servicer and the Special Servicer shall accept any contributions of assets to REMIC I, REMIC II or REMIC III unless it shall have received an Opinion of Counsel (at the expense of the party seeking to cause such contribution and in no event at the expense of the Trust Fund or the Trustee) to the effect that the inclusion of such assets in such REMIC will not cause: (i) such REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding; or (ii) the imposition of any tax on such REMIC under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

            (m) None of the Trustee, the Master Servicer and the Special Servicer shall consent to or, to the extent it is within the control of such Person, permit: (i) the sale or disposition of any of the Mortgage Loans (except in connection with (A) the default or reasonably foreseeable material default of a Mortgage Loan, including, but not limited to, the sale or other disposition of a Mortgaged Property acquired by deed in lieu of foreclosure, (B) the bankruptcy of REMIC I, REMIC II or REMIC III, (C) the termination of REMIC I, REMIC II and REMIC III pursuant to Article IX of this Agreement, or (D) a purchase of Mortgage Loans pursuant to or as contemplated by Article II or III of this Agreement); (ii) the sale or disposition of any investments in the Custodial Account, the Collection Account or the REO Account for gain; or (iii) the acquisition of any assets for REMIC I, REMIC II or REMIC III (other than a Mortgaged Property acquired through foreclosure, deed in lieu of foreclosure or otherwise in respect of a defaulted Mortgage Loan and other than Permitted Investments acquired in connection with the investment of funds in the Custodial Account, the Collection Account or the REO Account); in any event unless it has received an Opinion of Counsel (at the expense of the party seeking to cause such sale, disposition, or acquisition but in no event at the expense of the Trust Fund or the Trustee) to the effect that such sale, disposition, or acquisition will not cause: (x) REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC at any time that any Certificates are outstanding; or (y) the imposition of any tax on REMIC I, REMIC II or REMIC III under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

            (n) Except as permitted by Section 3.17(a), none of the Trustee, the Master Servicer and the Special Servicer shall enter into any arrangement by which REMIC I, REMIC II or REMIC III will receive a fee or other compensation for services nor permit REMIC I, REMIC II or REMIC III to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

            SECTION 10.02 Grantor Trust Administration.

            (a) The REMIC Administrator shall treat the Grantor Trust, for tax return preparation purposes, as a grantor trust under the Code and, if necessary, under applicable state law and will file appropriate federal or state Tax Returns for each taxable year ending on or after the last day of the calendar year in which the Certificates are issued.

            (b) The REMIC Administrator shall pay out of its own funds any and all routine tax administration expenses of the Trust Fund incurred with respect to the Grantor Trust (but not including any professional fees or expenses related to audits or any administrative or judicial proceedings with respect to the Trust Fund that involve the Internal Revenue Service or state tax authorities which extraordinary expenses shall be payable or reimbursable to the REMIC Administrator from the Trust Fund unless otherwise provided in Section 10.02(e) or 10.02(f)).

            (c) The REMIC Administrator shall prepare, sign and file all of the Tax Returns in respect of the Grantor Trust. The expenses of preparing and filing such returns shall be borne by the REMIC Administrator without any right of reimbursement therefor. The other parties hereto shall provide on a timely basis to the REMIC Administrator or its designee such information with respect to the Grantor Trust as is in its possession and reasonably requested by the REMIC Administrator to enable it to perform its obligations under this Section
10.02. Without limiting the generality of the foregoing, the Depositor, within ten days following the REMIC Administrator's request therefor, shall provide in writing to the REMIC Administrator such information as is reasonably requested by the REMIC Administrator for tax purposes, and the REMIC Administrator's duty to perform its reporting and other tax compliance obligations under this Section
10.02 shall be subject to the condition that it receives from the Depositor such information possessed by the Depositor that is necessary to permit the REMIC Administrator to perform such obligations.

            (d) The REMIC Administrator shall perform on behalf of the Grantor Trust all reporting and other tax compliance duties that are required in respect thereof under the Code, the Grantor Trust Provisions or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority.

            (e) The REMIC Administrator shall perform its duties hereunder so as to maintain the status of the Grantor Trust as a grantor trust under the Grantor Trust Provisions (and the Trustee, the Master Servicer and the Special Servicer shall assist the REMIC Administrator to the extent reasonably requested by the REMIC Administrator and to the extent of information within the Trustee's, the Master Servicer's or the Special Servicer's possession or control). None of the REMIC Administrator, Master Servicer, the Special Servicer or the Trustee shall knowingly take (or cause the Grantor Trust to take) any action or fail to take (or fail to cause to be taken) any action that, under the Grantor Trust Provisions, if taken or not taken, as the case may be, could endanger the status of the Grantor Trust as a grantor trust under the Grantor Trust Provisions (any such endangerment of grantor trust status, an "Adverse Grantor Trust Event"), unless the REMIC

Administrator has obtained or received an Opinion of Counsel (at the expense of the party requesting such action or at the expense of the Trust Fund if the REMIC Administrator seeks to take such action or to refrain from taking any action for the benefit of the Certificateholders) to the effect that the contemplated action will not result in an Adverse Grantor Trust Event. None of the other parties hereto shall take any action or fail to take any action (whether or not authorized hereunder) as to which the REMIC Administrator has advised it in writing that the REMIC Administrator has received or obtained an Opinion of Counsel to the effect that an Adverse Grantor Trust Event could result from such action or failure to act. In addition, prior to taking any action with respect to the Grantor Trust, or causing the Trust Fund to take any action, that is not expressly permitted under the terms of this Agreement, the Master Servicer and the Special Servicer shall consult with the REMIC Administrator or its designee, in writing, with respect to whether such action could cause an Adverse Grantor Trust Event to occur. The REMIC Administrator may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not permitted by this Agreement, but in no event at the cost or expense of the Trust Fund, the REMIC Administrator or the Trustee.

            (f) If any tax is imposed on the Grantor Trust, such tax, together with all incidental costs and expenses (including, without limitation, penalties and reasonable attorneys' fees), shall be charged to and paid by: (i) the REMIC Administrator, if such tax arises out of or results from a breach by the REMIC Administrator of any of its obligations under this Section 10.02; (ii) the Special Servicer, if such tax arises out of or results from a breach by the Special Servicer of any of its obligations under Article III or this Section 10.02; (iii) the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under Article III or this Section 10.02; (iv) the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under Article IV, Article VIII or this Section 10.02; or (v) the portion of the Trust Fund constituting the Grantor Trust in all other instances.

            (g) The REMIC Administrator shall, for federal income tax purposes, maintain books and records with respect to the Grantor Trust on a calendar year and on an accrual basis.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

            SECTION 11.01. Amendment.

            (a) This Agreement may be amended from time to time by the mutual agreement of the parties hereto, without the consent of any of the Certificateholders, (i) to cure any ambiguity, (ii) to correct, modify or supplement any provision herein which may be inconsistent with any other provision herein, (iii) to add any other provisions with respect to matters or questions arising hereunder which shall not be inconsistent with the provisions hereof, (iv) to relax or eliminate any requirement hereunder imposed by the REMIC Provisions if the REMIC Provisions are amended or clarified such that any such requirement may be relaxed or eliminated, (v) as evidenced by an Opinion of Counsel delivered to the Master Servicer, the Special Servicer and the Trustee, either (A) to comply with any requirements imposed by the Code or any successor or amendatory statute or any temporary or final regulation, revenue ruling, revenue procedure or other written official announcement or interpretation relating to federal income tax laws or any such proposed action which, if made effective, would apply retroactively to any of the REMICs created hereunder at least from the effective date of such amendment, or (B) to avoid the occurrence of a prohibited transaction or to reduce the incidence of any tax that would arise from any actions taken with respect to the operation of any such REMIC; or
(vi) as provided in Section 5.02(d)(iv), to modify, add to or eliminate any of the provisions of Section 5.02(d)(i), (ii) or (iii); provided that such amendment (other than any amendment for any of the specific purposes described in clauses (v) and (vi) above) shall not adversely affect in any material respect the interests of any Certificateholder, as evidenced by either an Opinion of Counsel to such effect or, in the case of a Class of Certificates to which a rating has been assigned by one or more Rating Agencies, written confirmation from each applicable Rating Agency to the effect that such amendment shall not result in a qualification, downgrade or withdrawal of any rating then assigned by it to such Class of Certificates.

            (b) This Agreement may also be amended from time to time by the agreement of the parties hereto with the consent of the Holders of Certificates entitled to at least 662/3% of the Voting Rights allocated to each of the affected Classes for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received or advanced on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner other than as described in (i) without the consent of the Holders of all Certificates of such Class, (iii) modify the provisions of this Section 11.01 without the consent of the Holders of all Certificates then outstanding, (iv) modify the provisions of Section 3.20 without the consent of the Holders of all Regular Interest Certificates then outstanding or (v) modify the specified percentage of Voting Rights which are required to be held by Certificateholders to consent or not to object to any particular action pursuant to any provision of this Agreement without the consent of the Holders of all Certificates then outstanding. Notwithstanding any other provision of this Agreement, for purposes of the giving or withholding of consents pursuant to this Section 11.01, Certificates registered in the name of the Depositor or any Affiliate of the Depositor shall be entitled to the same Voting Rights with respect to matters described above as they would if any other Person held such Certificates, so long as neither the Depositor nor any of its Affiliates is performing servicing duties with respect to any of the Mortgage Loans.

            (c) Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall first have obtained or been furnished with an Opinion of Counsel (at the expense of the party seeking such amendment) to the effect that (i) such amendment or the exercise of any power granted to the Trustee, the Master Servicer or the Special Servicer in accordance with such amendment will not result in the imposition of a tax on any of REMIC I, REMIC II or REMIC III pursuant to the REMIC Provisions, cause any of REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC or cause the Grantor Trust to fail to qualify as a grantor trust within the meaning of the Grantor Trust Provisions at any time that any Certificates are outstanding and (ii) such amendment complies with the provisions of this Section 11.01.

            (d) Promptly after the execution of any such amendment, the Trustee shall send a copy thereof to each Certificateholder.

            (e) It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

            (f) Each of the Master Servicer, the Special Servicer and the Trustee may but shall not be obligated to enter into any amendment pursuant to this section that affects its rights, duties and immunities under this Agreement or otherwise.

            (g) The cost of any Opinion of Counsel to be delivered pursuant to
Section 11.01(a) or (c) shall be borne by the Person seeking the related amendment, except that if the Master Servicer, the Special Servicer or the Trustee requests any amendment of this Agreement that protects or is in furtherance of the rights and interests of Certificateholders, the cost of any Opinion of Counsel required in connection therewith pursuant to Section 11.01(a) or (c) shall be payable out of the Custodial Account or the Collection Account pursuant to Section 3.05.

            SECTION 11.02. Recordation of Agreement; Counterparts.

            (a) To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer at the expense of the Trust Fund, but only upon direction accompanied by an Opinion of Counsel (the cost of which may be paid out of the Custodial Account pursuant to Section 3.05(a)) to the effect that such recordation materially and beneficially affects the interests of the Certificateholders; provided, however, that the Trustee shall have no obligation or responsibility to determine whether any such recordation of this Agreement is required.

            (b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

            SECTION 11.03. Limitation on Rights of Certificateholders.

            (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

            (b) No Certificateholder shall have any right to vote (except as expressly provided for herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

            (c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement or any Mortgage Loan, unless, with respect to any suit, action or proceeding upon or under or with respect to this Agreement, such Holder previously shall have given to the Trustee a written notice of default hereunder, and of the continuance thereof, as hereinbefore provided, and unless also (except in the case of a default by the Trustee) the Holders of Certificates entitled to at least 25% of the Voting Rights shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatsoever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, which priority or preference is not otherwise provided for herein, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

            SECTION 11.04. Governing Law.

            This Agreement and the Certificates shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said state, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            SECTION 11.05. Notices.

            Any communications provided for or permitted hereunder shall be in writing and, unless otherwise expressly provided herein, shall be deemed to have been duly given when delivered to: (i) in the case of the Depositor, Structured Asset Securities Corporation, 200 Vesey Street, New York, New York 10285,
Attention: LB Commercial Mortgage Trust, Series 1998-C1, facsimile number:
212-526-3746; (ii) in the case of the Master Servicer and the Special Servicer, 650 Dresher Road, Horsham, Pennsylvania 19044-8015, Attention: Servicing Manager, facsimile number: 215-328-3478, with a copy to General Counsel, 215-328-3620; (iii) in the case of the Trustee, LaSalle National Bank, 135 South LaSalle Street, Suite 1625, Chicago, Illinois 60674-4107, Attention:
Asset-Backed Securities Trust Services Group, LB Commercial Mortgage Trust, Series 1998-C1, facsimile number: (312) 904-2084; (iv) in the case of the Underwriter, Lehman Brothers Inc., Three World Financial Center, New York, New York 10285, Attention: LB Commercial Mortgage Trust, Series 1998-C1, facsimile number: 212-526-3746; (v) in the case of the Rating Agencies, (A) Duff & Phelps Credit Rating Co., 55 East Monroe Street, Chicago, Illinois 60674-4107,
Attention: Structured Finance Commercial Mortgage Real Estate Group Monitoring, facsimile number: (312) 263-2852; and (B) Moody's Investors Service, Inc., 99 Church Street, New York, New York, Attention: CMBS-Monitoring, facsimile number
(212) 553-1350; and (vi) in the case of the Fiscal Agent, ABN AMRO Bank N.V., 135 South LaSalle Street, Suite 1625, Chicago, Illinois 60674-4107, Attention:
Asset-Backed Securities Trust Services Group, LB Commercial Mortgage Trust, Series 1998-C1, facsimile number: (312) 904-2084; or as to each such Person such other address as may hereafter be furnished by such Person to the parties hereto in writing. Any communication required or permitted to be delivered to a Certificateholder shall be deemed to have been duly given when mailed first class, postage prepaid, to the address of such Holder as shown in the Certificate Register.

            SECTION 11.06. Severability of Provisions.

            If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

            SECTION 11.07. Grant of a Security Interest.

            The Depositor intends that the conveyance of the Depositor's right, title and interest in and to the Mortgage Loans pursuant to this Agreement shall constitute a sale and not a pledge of security for a loan. If such conveyance is deemed to be a pledge of security for a loan, however, the Depositor intends that the rights and obligations of the parties to such loan shall be established pursuant to the terms of this Agreement. The Depositor also intends and agrees that, in such event, (i) the Depositor shall be deemed to have granted to the Trustee (in such capacity) a first priority security interest in the Depositor's entire right, title and interest in and to the assets constituting the Trust Fund, including, without limitation, the Mortgage Loans, all principal and interest received or receivable with respect to the Mortgage Loans (other than principal and interest payments due and payable prior to the Cut-off Date and any Principal Prepayments received on or prior to the Cut-off Date), all amounts held from time to time in the Custodial Account, the Collection Account and, if established, the REO Account and all reinvestment earnings on such amounts, and all of the Depositor's right, title and interest in and to the proceeds of any title, hazard or other Insurance Policies related to such Mortgage Loans, and
(ii) this Agreement shall constitute a security agreement under applicable law. The Depositor shall file or cause to be filed, as a precautionary filing, a Form UCC-1 substantially in the form attached as Exhibit K hereto in all appropriate locations in the State of New York promptly following the initial issuance of the Certificates, and the Master Servicer shall prepare and file at each such office, and the Trustee shall execute, continuation statements with respect thereto, in each case within six months prior to the fifth anniversary of the immediately preceding filing. The Depositor shall cooperate in a reasonable manner with the Trustee and the Master Servicer in preparing and filing such continuation statements. This Section 11.07 shall constitute notice to the Trustee pursuant to any of the requirements of the New York UCC.

            SECTION 11.08. Streit Act.

            Any provisions required to be contained in this Agreement by Section 126 of Article 4-A of the New York Real Property Law are hereby incorporated herein, and such provisions shall be in addition to those conferred or imposed by this Agreement; provided, however, that to the extent that such Section 126 shall not have any effect, and if said Section 126 should at any time be repealed or cease to apply to this Agreement or be construed by judicial decision to be inapplicable, said Section 126 shall cease to have any further effect upon the provisions of this Agreement. In case of a conflict between the provisions of this Agreement and any mandatory provisions of Article 4-A of the New York Real Property Law, such mandatory provisions of said Article 4-A shall prevail, provided that if said Article 4-A shall not apply to this Agreement, should at any time be repealed, or cease to apply to this Agreement or be construed by judicial decision to be inapplicable, such mandatory provisions of such Article 4-A shall cease to have any further effect upon the provisions of this Agreement.

            SECTION 11.09. Successors and Assigns; Beneficiaries.

            The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Certificateholders. The Underwriter shall be a third party beneficiary to this Agreement solely with respect to its rights to receive the reports, statements and other information to which it is entitled hereunder, to preserve its rights under Sub-Servicing Agreements as contemplated by Section 3.22(d) and to terminate the Trust Fund pursuant to Section 9.01. Each of the Sub-Servicers that is a party to a Sub-Servicing Agreement on the Closing Date shall be a third party beneficiary to obligations of a successor Master Servicer under Section 3.22(d), provided that the sole remedy for any claim by a Sub-Servicer as a third party beneficiary pursuant to this Section 11.09 shall be against a successor Master Servicer solely in its corporate capacity and no Sub-Servicer shall have any rights or claims against the Trust Fund or any party hereto (other than a successor Master Servicer in its corporate capacity as set forth in this Section 11.09) as a result of any rights conferred on such Sub-Servicer as a third party beneficiary pursuant to this Section 11.09. This Agreement may not be amended in any manner that would adversely affect the rights of any such third party beneficiary without its consent. No other person, including, without limitation, any Mortgagor, shall be entitled to any benefit or equitable right, remedy or claim under this Agreement.

            SECTION 11.10. Article and Section Headings.

            The article and section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

            SECTION 11.11. Notices to Rating Agencies.

            (a) The Trustee shall promptly provide notice to each Rating Agency with respect to each of the following of which it has actual knowledge:

            (i) any material change or amendment to this Agreement;

            (ii) the occurrence of any Event of Default that has not been cured;

            (iii) the resignation or termination of the Fiscal Agent, the Master Servicer or the Special Servicer;

            (iv) the repurchase of Mortgage Loans by the Mortgage Loan Seller pursuant to the Mortgage Loan Purchase Agreement;

            (v) any change in the location of the Collection Account;

            (vi) the final payment to any Class of Certificateholders; and

            (vii) any sale or disposition of any Mortgage Loan or REO Property.

            (b) The Master Servicer shall promptly provide notice to each Rating Agency with respect to each of the following of which it has actual knowledge:

            (i) the resignation or removal of the Trustee; and

            (ii) any change in the location of the Custodial Account.

            (c) The Special Servicer shall furnish each Rating Agency with respect to a non-performing or defaulted Mortgage Loan such information as the Rating Agency shall reasonably request and which the Special Servicer can reasonably provide in accordance with applicable law.

            (d) To the extent applicable, each of the Master Servicer and the Special Servicer shall promptly furnish to each Rating Agency copies of the following items:

            (i) each of its annual statements as to compliance described in
      Section 3.13;

            (ii) each of its annual independent public accountants' servicing reports described in Section 3.14; and

            (iii) any Officers' Certificate delivered by it to the Trustee pursuant to Section 3.03(e) or 4.03(c).

            (e) The Trustee shall (i) make available to each Rating Agency, upon reasonable notice, the items described in Section 8.14(b) and (ii) promptly deliver to each Rating Agency a copy of any notices given pursuant to Section 7.03(a) or Section 7.03(b).

            (f) The Trustee shall promptly deliver to each Rating Agency a copy of each of the statements and reports described in Section 4.02(a) that is prepared by it.

            (g) Each of the Trustee, the Master Servicer and the Special Servicer shall provide to each Rating Agency such other information with respect to the Mortgage Loans and the Certificates, to the extent such party possesses such information, as such Rating Agency shall reasonably request.

            SECTION 11.12. Global Opinions.

            Notwithstanding anything herein to the contrary, where any party hereto is required or permitted to rely upon an Opinion of Counsel with respect to any particular matter, such Opinion of Counsel need not specifically reference such particular matter, but rather such Opinion of Counsel may address general matters of law in respect of nonspecific circumstances which clearly encompass the facts of such particular matter (any such Opinion of Counsel, a "Global Opinion"); provided that no Global Opinion may be relied upon if it is more than 12 months old or if the subject party has reason to believe that such Global Opinion no longer expresses a correct legal opinion.

            SECTION 11.13. Complete Agreement.

            This Agreement embodies the complete agreement among the parties and may not be varied or terminated except by a written agreement conforming to the provisions of Section 11.01. All prior negotiations or representations of the parties are merged into this Agreement and shall have no force or effect unless expressly stated herein.

            IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers thereunto duly authorized, in each case as of the day and year first above written.

                                         STRUCTURED ASSET SECURITIES
                                          CORPORATION
                                            Depositor


                                         By: /s/ Paul A. Hughson
                                             -----------------------------------
                                         Name:  Paul A. Hughson
                                         Title: Vice President


                                         GMAC COMMERCIAL MORTGAGE
                                          CORPORATION
                                            Master Servicer and Special Servicer


                                         By: /s/ Kathryn Marquardt
                                             -----------------------------------
                                         Name:  Kathryn Marquardt
                                         Title: Senior Vice President


                                         LASALLE NATIONAL BANK
                                           Trustee


                                         By: /s/ Michael B. Evans
                                             -----------------------------------
                                         Name:  Michael B. Evans
                                         Title: First Vice President


                                         ABN AMRO BANK N.V.
                                           Fiscal Agent


                                         By: /s/ Mary C. Casey
                                             -----------------------------------
                                         Name:  Mary C. Casey
                                         Title: Vice President


                                         By: /s/ Robert C. Smolka
                                             -----------------------------------
                                         Name:  Robert C. Smolka
                                         Title: Group Vice President

STATE OF NEW YORK     )
                      )  ss.:
COUNTY OF NEW YORK    )

            On the 10th day of March, 1998, before me, a notary public in and for said State, personally appeared Paul A. Hughson, known to me to be a Vice President of STRUCTURED ASSET SECURITIES CORPORATION, one of the entities that executed the within instrument, and also known to me to be the person who executed it on behalf of such entity, and acknowledged to me that such entity executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                            /s/ David E. Philley
                                            ------------------------------
                                                    Notary Public

[Notarial Seal]

STATE OF PA          )
                     )  ss.:
COUNTY OF Montgomery )

            On the 11 day of March, 1998, before me, a notary public in and for said State, personally appeared Kathryn Marquardt known to me to be a SVP of GMAC COMMERCIAL MORTGAGE CORPORATION, one of the entities that executed the within instrument, and also known to me to be the person who executed it on behalf of such entity, and acknowledged to me that such entity executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                            /s/ Madeline O'Brien
                                            ------------------------------
                                                    Notary Public

[Notarial Seal]

State of Illinois )
                  )  ss.:
County of Cook    )

            I HEREBY CERTIFY that on March 6, 1998, before me, Susan M. Cepiel, a Notary Public of the State of Illinois, personally appeared MICHAEL B. EVANS, who acknowledged himself to be a First Vice President of LASALLE NATIONAL BANK, a nationally chartered bank, and that he, as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the Bank by himself as such officer.

            WITNESS my hand and Notarial Seal.


                                            /s/ Susan M. Cepiel
                                            ------------------------------
                                            SUSAN M. CEPIEL, Notary Public

                                            My Commission Expires: May 20, 2001


                                                      "OFFICIAL SEAL"
                                                      SUSAN M. CEPIEL
                                             NOTARY PUBLIC STATE OF ILLINOIS
                                             My Commission Expires 05/20/2001

STATE OF ILLINOIS  )
                   )  ss.:
COUNTY OF COOK     )

            On the 6th day of March, 1998, before me, Susan M. Cepiel, a Notary Public in and for said State, personally appeared Robert C. Smolka, Group Vice President, and Mary C. Casey, Vice President, personally known to me or proved to me on the basis of satisfactory evidence to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacity, and that by their signatures on the instrument the corporation upon behalf of which the persons acted executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                            /s/ Susan M. Cepiel
                                            ------------------------------
                                            NOTARY PUBLIC

My commission expires May 20, 2001


                                                      "OFFICIAL SEAL"
                                                      SUSAN M. CEPIEL
                                             NOTARY PUBLIC STATE OF ILLINOIS
                                             My Commission Expires 05/20/2001

                                   EXHIBIT A-1

             FORM OF CLASS A-1, CLASS A-2 AND CLASS A-3 CERTIFICATES

            CLASS [A-1] [A-2] [A-3] COMMERCIAL MORTGAGE PASS-THROUGH
                           CERTIFICATE, SERIES 1998-C1

This is one of a series of commercial mortgage pass-through certificates (collectively, the "Certificates"), issued in multiple classes (each, a "Class"), which series of Certificates evidences the entire beneficial ownership interest in a trust (the "Trust") whose assets consist primarily of a pool (the "Mortgage Pool") of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                     STRUCTURED ASSET SECURITIES CORPORATION

Pass-Through Rate:  ___%

Date of Pooling and Servicing
Agreement:  February 1, 1998

Cut-off Date: February 1, 1998

Closing Date: March 11, 1998

First Distribution Date:
March 18, 1998

Master Servicer and Special Servicer:
GMAC Commercial Mortgage
Corporation

Trustee:
LaSalle National Bank

Fiscal Agent:
ABN AMRO Bank N.V.

Certificate No. [A-1] [A-2] [A-3]-___

Initial Certificate Principal Balance of this Certificate as of the Closing Date:
$____________

Class Principal Balance of all the Class
[A-1] [A-2] [A-3] Certificates as of the
Closing Date: $____________

Aggregate unpaid principal balance of
the Mortgage Pool as of the Cut-off Date, after deducting payments of principal due on or before such date (the "Initial
Pool Balance"): $1,727,817,629

CUSIP No. _____________

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR, THE TRUSTEE, THE CERTIFICATE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN STRUCTURED ASSET SECURITIES CORPORATION, GMAC COMMERCIAL MORTGAGE CORPORATION, LASALLE NATIONAL BANK, ABN AMRO BANK N.V. OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

[THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS MARCH 11, 1998. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT AN ASSUMED RATE OF PREPAYMENT USED SOLELY FOR THE PURPOSES OF APPLYING THE OID RULES TO THE CERTIFICATES EQUAL TO A "CPR" OF 0% (EXCEPT THAT THE ARD LOANS ARE ASSUMED TO BE PAID IN FULL ON THEIR RESPECTIVE ANTICIPATED REPAYMENT DATES) (THE "PREPAYMENT ASSUMPTION"), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $________ OF OID PER $_________ OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS ______% PER ANNUM AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $_______ PER $________ OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE EXACT METHOD. NO REPRESENTATION IS MADE AS TO WHETHER OR HOW THE MORTGAGE LOANS WILL PREPAY.]

THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.


                                      A-1-2

            This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the principal amount of this Certificate (its "Certificate Principal Balance") as of the Closing Date by the aggregate principal amount of all the Certificates of the same Class as this Certificate (their "Class Principal Balance") as of the Closing Date) in that certain beneficial ownership interest in the Trust evidenced by all the Certificates of the same Class as this Certificate. The Trust was created and the Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Structured Asset Securities Corporation, (the "Depositor", which term includes any successor entity under the Agreement), GMAC Commercial Mortgage Corporation (the "Master Servicer" and "Special Servicer", depending upon the capacity in which it is acting, each of which terms includes any successor entity under the Agreement), LaSalle National Bank (the "Trustee", which term includes any successor entity under the Agreement) and ABN AMRO Bank N.V. (the "Fiscal Agent", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 18th day of each month or, if such 18th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (or, in the case of the first such distribution, at the close of business on the Closing Date) (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed pursuant to the Agreement on the applicable Distribution Date in respect of the Class of Certificates to which this Certificate belongs. All distributions made under the Agreement in respect of this Certificate will be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with written wiring instructions no less than five (5) Business Days prior to the Record Date for such distribution (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions as well), or otherwise by check mailed to the address of such Certificateholder appearing in the Certificate Register. Notwithstanding the above, the final distribution in respect of this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate) will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar appointed as provided in the Agreement or such other location as may be specified in such notice. Also notwithstanding the foregoing, any distribution that may be made with respect to this Certificate in reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate, which reimbursement is to occur after the date on which this


                                      A-1-3

Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Holder that surrenders this Certificate as such address last appeared in the Certificate Register or to any such other address of which the Trustee is subsequently notified in writing.

            Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

            The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Custodial Account, the Collection Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

            The Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            No service charge will be imposed for any registration of transfer or exchange of Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.


                                      A-1-4

            Prior to due presentment of this Certificate for registration of transfer, the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar and any agents of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

            The Trust and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust, and (ii) the purchase by the Depositor, the Underwriter, the Master Servicer, the Special Servicer or the Majority Subordinate Certificateholder at a price determined as provided in the Agreement of all Mortgage Loans and any REO Properties remaining in the Trust. The Agreement permits, but does not require, the Depositor, the Underwriter, the Master Servicer, the Special Servicer or the Majority Subordinate Certificateholder to purchase from the Trust all Mortgage Loans and any REO Properties remaining therein. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the Initial Pool Balance specified on the face hereof.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof, and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent thereunder and the rights of the Certificateholders thereunder, at any time by the Depositor, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent with the consent of the Holders of Certificates entitled to at least 662/3% of the Voting Rights allocated to each of the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain circumstances, including any amendment necessary to maintain the status of REMIC I, REMIC II or REMIC III as a REMIC, without the consent of the Holders of any of the Certificates.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust (to the extent of its rights therein) for distributions hereunder.


                                      A-1-5

            This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, without applying any conflicts of laws principles of such state (other than the provisions of Section 5-1401 of the New York General Obligations
Law), and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.


                                      A-1-6

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                            LaSalle National Bank,
                                              as Trustee


                                            By:
                                               ---------------------------------
                                                      Authorized Officer


                          CERTIFICATE OF AUTHENTICATION

            This is one of the Class [A-1] [A-2] [A-3] Certificates referred to in the within-mentioned Agreement.

Dated:

                                            LaSalle National Bank,
                                              as Certificate Registrar


                                            By:
                                               ---------------------------------
                                                      Authorized Officer


                                      A-1-7

                                   ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust evidenced by the within Commercial Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to the above named assignee on the Certificate Register of the Trust.

            I (we) further direct the issuance of a new Commercial Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and delivery of such Commercial Mortgage Pass-Through Certificate to the following address: ______________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Dated:

                                         ---------------------------------------
                                         Signature by or on behalf of Assignor


                                         ---------------------------------------
                                         Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to __________________________________ for the account of ____________________________________________________________.

            Distributions made by check (such check to be made payable to ______ _________________________) and all applicable statements and notices should be mailed to _____________________________________________________________________.

            This information is provided by _________________________, the assignee named above, or ______________________________________, as its agent.


                                      A-1-8

                                   EXHIBIT A-2

                          FORM OF CLASS IO CERTIFICATE

             CLASS IO COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATE,
                                 SERIES 1998-C1

This is one of a series of commercial mortgage pass-through certificates (collectively, the "Certificates"), issued in multiple classes (each, a "Class"), which series of Certificates evidences the entire beneficial ownership interest in a trust (the "Trust") whose assets consist primarily of a pool (the "Mortgage Pool") of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                     STRUCTURED ASSET SECURITIES CORPORATION

Pass-Through Rate:  Variable

Date of Pooling and Servicing
Agreement:  February 1, 1998

Cut-off Date: February 1, 1998

Closing Date: March 11, 1998

First Distribution Date:
March 18, 1998

Master Servicer and Special Servicer:
GMAC Commercial Mortgage
Corporation

Trustee:
LaSalle National Bank

Fiscal Agent:
ABN AMRO Bank N.V.

Certificate No. IO-___

Initial Certificate Notional Amount of this
Certificate as of the Closing Date:
$____________

Class Notional Amount of all the Class IO
Certificates as of the Closing Date:
$1,727,817,629

Aggregate unpaid principal balance of the Mortgage Pool as of the Cut-off Date, after deducting payments of principal due on or before such date (the "Initial Pool
Balance"): $1,727,817,629

CUSIP No. _____________

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR, THE TRUSTEE, THE CERTIFICATE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN STRUCTURED ASSET SECURITIES CORPORATION, GMAC COMMERCIAL MORTGAGE CORPORATION, LASALLE NATIONAL BANK, ABN AMRO BANK N.V. OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

[THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS MARCH 11, 1998. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT AN ASSUMED RATE OF PREPAYMENT USED SOLELY FOR THE PURPOSES OF APPLYING THE OID RULES TO THE CERTIFICATES EQUAL TO A "CPR" OF 0% (EXCEPT THAT THE ARD LOANS ARE ASSUMED TO BE PAID IN FULL ON THEIR RESPECTIVE ANTICIPATED REPAYMENT DATES) (THE "PREPAYMENT ASSUMPTION"), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $________ OF OID PER $_________ OF INITIAL CERTIFICATE NOTIONAL AMOUNT, THE YIELD TO MATURITY IS ______% PER ANNUM AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $_______ PER $________ OF INITIAL CERTIFICATE NOTIONAL AMOUNT, COMPUTED UNDER THE EXACT METHOD. NO REPRESENTATION IS MADE AS TO WHETHER OR HOW THE MORTGAGE LOANS WILL PREPAY.]

THIS CERTIFICATE DOES NOT HAVE A CERTIFICATE PRINCIPAL BALANCE AND DOES NOT ENTITLE THE HOLDER HEREOF TO ANY DISTRIBUTIONS OF
PRINCIPAL. THE HOLDER HEREOF WILL BE ENTITLED TO DISTRIBUTIONS OF


                                      A-2-2

INTEREST ACCRUED AS PROVIDED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN ON THE CERTIFICATE NOTIONAL AMOUNT OF THIS CERTIFICATE, WHICH AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

            This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the notional principal amount of this Certificate (its "Certificate Notional Amount") as of the Closing Date by the aggregate notional principal amount of all the Certificates of the same Class as this Certificate (their "Class Notional Amount") as of the Closing Date) in that certain beneficial ownership interest in the Trust evidenced by all the Certificates of the same Class as this Certificate. The Trust was created and the Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Structured Asset Securities Corporation, (the "Depositor", which term includes any successor entity under the Agreement), GMAC Commercial Mortgage Corporation (the "Master Servicer" and "Special Servicer", depending upon the capacity in which it is acting, each of which terms includes any successor entity under the Agreement), LaSalle National Bank (the "Trustee", which term includes any successor entity under the Agreement) and ABN AMRO Bank N.V. (the "Fiscal Agent", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 18th day of each month or, if such 18th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (or, in the case of the first such distribution, at the close of business on the Closing Date) (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed pursuant to the Agreement on the applicable Distribution Date in respect of the Class of Certificates to which this Certificate belongs. All distributions made under the Agreement in respect of this Certificate will be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with written wiring instructions no less than five (5) Business Days prior to the Record Date for such distribution (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions as well), or otherwise by check mailed to the address of such Certificateholder appearing in the Certificate Register. Notwithstanding the above, the final distribution in respect of this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the


                                      A-2-3
offices of the Certificate Registrar appointed as provided in the Agreement or such other location as may be specified in such notice.

            The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Custodial Account, the Collection Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

            The Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            No service charge will be imposed for any registration of transfer or exchange of Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

            Prior to due presentment of this Certificate for registration of transfer, the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar and any agents of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar or any such agent shall be affected by notice to the contrary.


                                      A-2-4

            The Trust and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust, and (ii) the purchase by the Depositor, the Underwriter, the Master Servicer, the Special Servicer or the Majority Subordinate Certificateholder at a price determined as provided in the Agreement of all Mortgage Loans and any REO Properties remaining in the Trust. The Agreement permits, but does not require, the Depositor, the Underwriter, the Master Servicer, the Special Servicer or the Majority Subordinate Certificateholder to purchase from the Trust all Mortgage Loans and any REO Properties remaining therein. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the Initial Pool Balance specified on the face hereof.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof, and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent thereunder and the rights of the Certificateholders thereunder, at any time by the Depositor, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent with the consent of the Holders of Certificates entitled to at least 662/3% of the Voting Rights allocated to each of the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain circumstances, including any amendment necessary to maintain the status of REMIC I, REMIC II or REMIC III as a REMIC, without the consent of the Holders of any of the Certificates.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust (to the extent of its rights therein) for distributions hereunder.

            This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, without applying any conflicts of laws principles of such state (other than the provisions of Section 5-1401 of the New York General Obligations
Law), and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.


                                      A-2-5

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                            LaSalle National Bank,
                                              as Trustee


                                            By:
                                               ---------------------------------
                                                      Authorized Officer


                          CERTIFICATE OF AUTHENTICATION

            This is one of the Class IO Certificates referred to in the within-mentioned Agreement.

Dated:

                                            LaSalle National Bank,
                                              as Certificate Registrar


                                            By:
                                               ---------------------------------
                                                      Authorized Officer


                                      A-2-6

                                   ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust evidenced by the within Commercial Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to the above named assignee on the Certificate Register of the Trust.

            I (we) further direct the issuance of a new Commercial Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and delivery of such Commercial Mortgage Pass-Through Certificate to the following address: ______________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Dated:

                                         ---------------------------------------
                                         Signature by or on behalf of Assignor


                                         ---------------------------------------
                                         Signature Guaranteed

                              Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to __________________________________ for the account of ____________________________________________________________.

            Distributions made by check (such check to be made payable to ______ _________________________) and all applicable statements and notices should be mailed to _____________________________________________________________________.

            This information is provided by _________________________, the assignee named above, or ______________________________________, as its agent.


                                      A-2-7

                                   EXHIBIT A-3

           FORM OF CLASS B, CLASS C, CLASS D AND CLASS E CERTIFICATES

        CLASS [B][C][D][E] COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATE,
                                 SERIES 1998-C1

This is one of a series of commercial mortgage pass-through certificates (collectively, the "Certificates"), issued in multiple classes (each, a "Class"), which series of Certificates evidences the entire beneficial ownership interest in a trust (the "Trust") whose assets consist primarily of a pool (the "Mortgage Pool") of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                     STRUCTURED ASSET SECURITIES CORPORATION

Pass-Through Rate:  ____%

Date of Pooling and Servicing
Agreement:  February 1, 1998

Cut-off Date: February 1, 1998

Closing Date: March 11, 1998

First Distribution Date:
March 18, 1998

Master Servicer and Special Servicer:
GMAC Commercial Mortgage
Corporation

Trustee:
LaSalle National Bank

Fiscal Agent:
ABN AMRO Bank N.V.

Certificate No. [B][C][D][E]-___

Initial Certificate Principal Balance of this
Certificate as of the Closing Date:
$_______________

Class Principal Balance of all the Class
[B][C][D][E] Certificates as of the Closing
Date: $____________

Aggregate unpaid principal balance of the Mortgage Pool as of the Cut-off Date, after deducting payments of principal due on or before such date (the "Initial Pool
Balance"): $1,727,817,629

CUSIP No. _____________

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR, THE TRUSTEE, THE CERTIFICATE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN MAY BE MADE TO (A) ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), OR (B) ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE OR ANY INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN STRUCTURED ASSET SECURITIES CORPORATION, GMAC COMMERCIAL MORTGAGE CORPORATION, LASALLE NATIONAL BANK, ABN AMRO BANK N.V. OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THE CLASS OF CERTIFICATES TO WHICH THIS CERTIFICATE BELONGS IS SUBORDINATE TO ONE OR MORE OTHER CLASSES OF CERTIFICATES OF THE SAME SERIES, AS AND TO THE EXTENT PROVIDED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

[THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS


                                      A-3-2

MARCH 11, 1998. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT AN ASSUMED RATE OF PREPAYMENT USED SOLELY FOR THE PURPOSES OF APPLYING THE OID RULES TO THE CERTIFICATES EQUAL TO A "CPR" OF 0% (EXCEPT THAT THE ARD LOANS ARE ASSUMED TO BE PAID IN FULL ON THEIR RESPECTIVE ANTICIPATED REPAYMENT DATES) (THE "PREPAYMENT ASSUMPTION"), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $________ OF OID PER $_________ OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS ______% PER ANNUM AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $_______ PER $________ OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE EXACT METHOD. NO REPRESENTATION IS MADE AS TO WHETHER OR HOW THE MORTGAGE LOANS WILL PREPAY.]

THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

            This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the principal amount of this Certificate (its "Certificate Principal Balance") as of the Closing Date by the aggregate principal amount of all the Certificates of the same Class as this Certificate (their "Class Principal Balance") as of the Closing Date) in that certain beneficial ownership interest in the Trust evidenced by all the Certificates of the same Class as this Certificate. The Trust was created and the Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Structured Asset Securities Corporation, (the "Depositor", which term includes any successor entity under the Agreement), GMAC Commercial Mortgage Corporation (the "Master Servicer" and "Special Servicer", depending upon the capacity in which it is acting, each of which terms includes any successor entity under the Agreement), LaSalle National Bank (the "Trustee", which term includes any successor entity under the Agreement) and ABN AMRO Bank N.V. (the "Fiscal Agent", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 18th day of each month or, if such 18th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (or, in the case of the first such distribution, at the close of business on the Closing Date) (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed pursuant to the Agreement on the applicable Distribution Date in respect


                                      A-3-3
of the Class of Certificates to which this Certificate belongs. All distributions made under the Agreement in respect of this Certificate will be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with written wiring instructions no less than five (5) Business Days prior to the Record Date for such distribution (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions as well), or otherwise by check mailed to the address of such Certificateholder appearing in the Certificate Register. Notwithstanding the above, the final distribution in respect of this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate) will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar appointed as provided in the Agreement or such other location as may be specified in such notice. Also notwithstanding the foregoing, any distribution that may be made with respect to this Certificate in reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate, which reimbursement is to occur after the date on which this Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Holder that surrenders this Certificate as such address last appeared in the Certificate Register or to any such other address of which the Trustee is subsequently notified in writing.

            Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

            The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Custodial Account, the Collection Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

            The Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by,


                                      A-3-4
or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            No transfer of this Certificate or any interest herein shall be made to (A) any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including insurance company general accounts, that is subject to ERISA or the Code (each, a "Plan"), or (B) any Person who is directly or indirectly purchasing this Certificate or such interest herein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, if the purchase and holding of this Certificate or such interest herein by the prospective Transferee would result in a violation of Section 406 of ERISA or Section 4975 of the Code or would result in the imposition of an excise tax under Section 4975 of the Code. Except in connection with the initial issuance of the Certificates or any transfer of this Certificate by the Depositor, Lehman Brothers Inc. (the "Underwriter") or any of their respective Affiliates or any transfer of this Certificate to a successor Depository or to the applicable Certificate Owner in accordance with Section 5.03 of the Agreement, the Certificate Registrar shall refuse to register any transfer of this Certificate unless it has received from the prospective Transferee either: (i) a certification to the effect that such prospective Transferee is not a Plan and is not directly or indirectly purchasing this Certificate on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or (ii) a certification to the effect that the purchase and holding of this Certificate by such prospective Transferee is exempt from the prohibited transaction provisions of
Section 406 of ERISA and Section 4975 of the Code under Sections I and III of Prohibited Transaction Class Exemption 95-60; or (iii) a certification of facts and an Opinion of Counsel which otherwise establish to the reasonable satisfaction of the Trustee that such transfer will not result in a violation of
Section 406 of ERISA or Section 4975 of the Code or result in the imposition of an excise tax under Section 4975 of the Code. If any Transferee of this Certificate or any interest herein does not, in connection with the subject transfer, deliver to the Certificate Registrar a certification and/or Opinion of Counsel as required by the preceding sentence, then such Transferee shall be deemed to have represented and warranted that either: (i) such Transferee is not a Plan and is not directly or indirectly purchasing this Certificate or such interest herein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or (ii) the purchase and holding of this Certificate or such interest herein by such Transferee is exempt form the prohibited transaction provisions of Section 406 of ERISA and Section 4975 of the Code under Sections I and III of Prohibited Transaction Class Exemption 95-60.

            No service charge will be imposed for any registration of transfer or exchange of Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.


                                      A-3-5

            Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

            Prior to due presentment of this Certificate for registration of transfer, the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar and any agents of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

            The Trust and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust, and (ii) the purchase by the Depositor, the Underwriter, the Master Servicer, the Special Servicer or the Majority Subordinate Certificateholder at a price determined as provided in the Agreement of all Mortgage Loans and any REO Properties remaining in the Trust. The Agreement permits, but does not require, the Depositor, the Underwriter, the Master Servicer, the Special Servicer or the Majority Subordinate Certificateholder to purchase from the Trust all Mortgage Loans and any REO Properties remaining therein. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the Initial Pool Balance specified on the face hereof.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof, and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent thereunder and the rights of the Certificateholders thereunder, at any time by the Depositor, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent with the consent of the Holders of Certificates entitled to at least 662/3% of the Voting Rights allocated to each of the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain circumstances, including any amendment necessary to maintain the status of REMIC I, REMIC II or REMIC III as a REMIC, without the consent of the Holders of any of the Certificates.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.


                                      A-3-6

            The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust (to the extent of its rights therein) for distributions hereunder.

            This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, without applying any conflicts of laws principles of such state (other than the provisions of Section 5-1401 of the New York General Obligations
Law), and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.


                                      A-3-7

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                            LaSalle National Bank,
                                              as Trustee


                                            By:
                                               ---------------------------------
                                                      Authorized Officer


                          CERTIFICATE OF AUTHENTICATION

            This is one of the Class [B][C][D][E] Certificates referred to in the within-mentioned Agreement.

Dated:

                                            LaSalle National Bank,
                                              as Certificate Registrar


                                            By:
                                               ---------------------------------
                                                      Authorized Officer


                                      A-3-8

                                   ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust evidenced by the within Commercial Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to the above named assignee on the Certificate Register of the Trust.

            I (we) further direct the issuance of a new Commercial Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and delivery of such Commercial Mortgage Pass-Through Certificate to the following address: ______________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Dated:

                                         ---------------------------------------
                                         Signature by or on behalf of Assignor


                                         ---------------------------------------
                                         Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to __________________________________ for the account of ____________________________________________________________.

            Distributions made by check (such check to be made payable to ______ _________________________) and all applicable statements and notices should be mailed to _____________________________________________________________________.

            This information is provided by _________________________, the assignee named above, or ______________________________________, as its agent.


                                      A-3-9

                                   EXHIBIT A-4

                   FORM OF CLASS F, CLASS G, CLASS H, CLASS J,
                    CLASS K, CLASS L AND CLASS M CERTIFICATES

              CLASS [F] [G] [H] [J] [K] [L] [M] COMMERCIAL MORTGAGE
                            PASS-THROUGH CERTIFICATE,
                                 SERIES 1998-C1

This is one of a series of commercial mortgage pass-through certificates (collectively, the "Certificates"), issued in multiple classes (each, a "Class"), which series of Certificates evidences the entire beneficial ownership interest in a trust (the "Trust"), whose assets consist primarily of a pool (the "Mortgage Pool") of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                     STRUCTURED ASSET SECURITIES CORPORATION

Pass-Through Rate:  ____%

Date of Pooling and Servicing
Agreement:  February 1, 1998

Cut-off Date:  February 1, 1998

Closing Date: March 11, 1998

First Distribution Date:
March 18, 1998

Master Servicer and Special Servicer:
GMAC Commercial Mortgage Corporation

Trustee:
LaSalle National Bank

Fiscal Agent:
ABN AMRO Bank N.V.

Certificate No. [F][G][H][J][K][L][M]-___

Initial Certificate Principal Balance of this Certificate as of the Closing Date:
$____________

Class Principal Balance of all the Class
[F] [G] [H] [J] [K] [L] [M] Certificates as of the Closing Date:
$____________

Aggregate unpaid principal balance of
the Mortgage Pool as of the Cut-off
Date, after deducting payments of
principal due on or before such date
(the "Initial Pool Balance"):
$1,727,817,629

CUSIP No. ____________

[oFOR CLASS F AND CLASS G CERTIFICATES ONLY: UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR, THE TRUSTEE, THE CERTIFICATE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.o]

THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, PLEDGE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE OR ANY INTEREST HEREIN WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN MAY BE MADE TO (A) ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), OR (B) ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE OR ANY INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN STRUCTURED ASSET SECURITIES CORPORATION, GMAC COMMERCIAL MORTGAGE CORPORATION, LASALLE NATIONAL BANK, ABN AMRO BANK N.V. OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.


                                      A-4-2

THE CLASS OF CERTIFICATES TO WHICH THIS CERTIFICATE BELONGS, IS SUBORDINATE TO ONE OR MORE OTHER CLASSES OF CERTIFICATES OF THE SAME SERIES, AS AND TO THE EXTENT PROVIDED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

[THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS MARCH 11, 1998. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT AN ASSUMED RATE OF PREPAYMENT USED SOLELY FOR THE PURPOSES OF APPLYING THE OID RULES TO THE CERTIFICATES EQUAL TO A "CPR" OF 0% (EXCEPT THAT THE ARD LOANS ARE ASSUMED TO BE PAID IN FULL ON THEIR RESPECTIVE ANTICIPATED REPAYMENT DATES) (THE "PREPAYMENT ASSUMPTION"), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $__________ OF OID PER $__________ OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS ____% PER ANNUM AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $_____ PER $_______ OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE EXACT METHOD. NO REPRESENTATION IS MADE AS TO WHETHER OR HOW THE MORTGAGE LOANS WILL PREPAY.]

THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

            This certifies that ___________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the principal balance of this Certificate (its "Certificate Principal Balance") as of the Closing Date by the aggregate principal balance of all the Certificates of the same Class as this Certificate (their "Class Principal Balance") as of the Closing Date) in that certain beneficial ownership interest in the Trust evidenced by all the Certificates of the same Class as this Certificate. The Trust was created and the Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Structured Asset Securities Corporation, (the "Depositor", which term includes any successor entity under the Agreement), GMAC Commercial Mortgage Corporation (the "Master Servicer" and "Special Servicer", depending upon the capacity in which it is acting, each of which terms includes any successor entity under the Agreement), LaSalle National Bank (the "Trustee", which term includes any successor entity under the Agreement) and ABN AMRO Bank N.V. (the "Fiscal Agent", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not


                                      A-4-3
defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 18th day of each month or, if such 18th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (or, in the case of the first such distribution, at the close of business on the Closing Date) (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed pursuant to the Agreement on the applicable Distribution Date in respect of the Class of Certificates to which this Certificate belongs. All distributions made under the Agreement in respect of this Certificate will be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with written wiring instructions no less than five (5) Business Days prior to the Record Date for such distribution (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions as well), or otherwise by check mailed to the address of such Certificateholder appearing in the Certificate Register. Notwithstanding the above, the final distribution in respect of this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate) will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar appointed as provided in the Agreement or such other location as may be specified in such notice. Also notwithstanding the foregoing, any distribution that may be made with respect to this Certificate in reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate, which reimbursement is to occur after the date on which this Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Holder that surrenders this Certificate as such address last appeared in the Certificate Register or to any such other address of which the Trustee is subsequently notified in writing.

            Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

            The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Custodial Account, the Collection Account and, if established, the REO Account may be made from time to time for


                                      A-4-4
purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

            The Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            No transfer, sale, pledge or other disposition of this Certificate or any interest herein shall be made unless that transfer, sale, pledge or other disposition is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws. If a transfer of this Certificate is to be made without registration under the Securities Act (other than in connection with the initial issuance of the Certificates or a transfer of this Certificate by the Depositor, Lehman Brothers Inc. (the "Underwriter") or any of their respective Affiliates or, if this Certificate constitutes a Book-Entry Certificate, a transfer of this Certificate to a successor Depository or to the applicable Certificate Owner in accordance with Section 5.03 of the Agreement), then the Certificate Registrar shall refuse to register such transfer unless it receives (and, upon receipt, may conclusively rely upon) either: (i) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit F-1 to the Agreement and a certificate from such Certificateholder's prospective Transferee substantially in the form attached either as Exhibit F-2A to the Agreement or as Exhibit F-2B to the Agreement; or (ii) an Opinion of Counsel satisfactory to the Trustee to the effect that such transfer may be made without registration under the Securities Act (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent or the Certificate Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Certificateholder desiring to effect such transfer and/or such Certificateholder's prospective Transferee on which such Opinion of Counsel is based. If any Transferee of this Certificate does not, in connection with the subject transfer, deliver to the Certificate Registrar one of the certifications described in clause (i) of the preceding sentence or the Opinion of Counsel described in clause (ii) of the preceding sentence, then such Transferee shall be deemed to have represented and warranted that all the certifications set forth in either Exhibit F-2A or Exhibit F-2B attached


                                      A-4-5
to the Agreement are, with respect to the subject transfer, true and correct. If this Certificate constitutes a Book-Entry Certificate and a transfer of any interest herein is to be made without registration under the Securities Act (other than in connection with the initial issuance of the Certificates or a transfer of any interest herein by the Depositor, the Underwriter or any of their respective Affiliates), then the Certificate Owner desiring to effect such transfer shall be required to obtain either (i) a certificate from such Certificate Owner's prospective Transferee substantially in the form attached as Exhibit F-2C to the Agreement or as Exhibit F-2D to the Agreement, or (ii) an Opinion of Counsel to the effect that such transfer may be made without registration under the Securities Act. If this Certificate constitutes a Book-Entry Certificate and any Transferee of an interest herein does not, in connection with the subject transfer, deliver to the Transferor the Opinion of Counsel or one of the certifications described in the preceding sentence, then such Transferee shall be deemed to have represented and warranted that all the certifications set forth in either Exhibit F-2C or Exhibit F-2D attached to the Agreement are, with respect to the subject transfer, true and correct. None of the Depositor, the Trustee or the Certificate Registrar is obligated to register or qualify the Class of Certificates to which this Certificate belongs, under the Securities Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of this Certificate or any interest herein without registration or qualification. Any Certificateholder or Certificate Owner desiring to effect a transfer sale, pledge or other disposition of this Certificate or any interest herein shall, and does hereby agree to, indemnify the Depositor, the Underwriter, the Trustee, the Fiscal Agent, the Master Servicer, the Special Servicer, the Certificate Registrar and their respective Affiliates against any liability that may result if such transfer, sale, pledge or other disposition is not exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws or is not made in accordance with such federal and state laws.

            No transfer of this Certificate or any interest herein shall be made to (A) any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including insurance company general accounts, that is subject to ERISA or the Code (each, a "Plan"), or (B) any Person who is directly or indirectly purchasing this Certificate or such interest herein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, if the purchase and holding of this Certificate or such interest herein by the prospective Transferee would result in a violation of Section 406 of ERISA or Section 4975 of the Code or would result in the imposition of an excise tax under Section 4975 of the Code. Except in connection with the initial issuance of the Certificates or any transfer of this Certificate or any interest herein by the Depositor, the Underwriter or any of their respective Affiliates or, if this Certificate constitutes a Book-Entry Certificate, any transfer of this Certificate to a successor Depository or to the applicable Certificate Owner in accordance with Section 5.03 of the Agreement, the Certificate Registrar shall refuse to register the transfer of this Certificate unless it has received from the prospective Transferee, and, if this Certificate constitutes a Book-Entry Certificate, any Certificate Owner transferring an interest herein shall be required to obtain from its prospective Transferee, either: (i) a certification to the effect that such prospective Transferee is not a Plan and is not directly or indirectly purchasing this Certificate or such interest


                                      A-4-6
herein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or (ii) a certification to the effect that the purchase and holding of this Certificate or such interest herein by such prospective Transferee is exempt from the prohibited transaction provisions of Section 406 of ERISA and
Section 4975 of the Code under Sections I and III of Prohibited Transaction Class Exemption 95-60; or (iii) a certification of facts and an Opinion of Counsel which otherwise establish to the reasonable satisfaction of the Trustee or such Certificate Owner, as the case may be, that such transfer will not result in a violation of Section 406 of ERISA or Section 4975 of the Code or result in the imposition of an excise tax under Section 4975 of the Code. If any Transferee of this Certificate or any interest herein does not, in connection with the subject transfer, deliver to the Certificate Registrar (if this Certificate constitutes a Definitive Certificate) or the Transferor (if this Certificate constitutes a Book-Entry Certificate) a certification and/or Opinion of Counsel as required by the preceding sentence, then such Transferee shall be deemed to have represented and warranted that either: (i) such Transferee is not a Plan and is not directly or indirectly purchasing this Certificate or such interest herein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or (ii) the purchase and holding of this Certificate or such interest herein by such Transferee is exempt from the prohibited transaction provisions of Section 406 of ERISA and Section 4975 of the Code under Sections I and III of Prohibited Transaction Class Exemption 95-60.

            No service charge will be imposed for any registration of transfer or exchange of Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            [oFor Class F and Class G Certificates only: Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.o]

            Prior to due presentment of this Certificate for registration of transfer, the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar and any agents of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

            The Trust and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust, and (ii) the purchase by the Depositor, the Underwriter, the Master Servicer, the Special Servicer or the Majority Subordinate Certificateholder at a price determined as provided in the Agreement of all Mortgage Loans and


                                      A-4-7
any REO Properties remaining in the Trust. The Agreement permits, but does not require, the Depositor, the Underwriter, the Master Servicer, the Special Servicer or the Majority Subordinate Certificateholder to purchase from the Trust all Mortgage Loans and any REO Properties remaining therein. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the Initial Pool Balance specified on the face hereof.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof, and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent thereunder and the rights of the Certificateholders thereunder, at any time by the Depositor, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent with the consent of the Holders of Certificates entitled to at least 662/3% of the Voting Rights allocated to each of the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain circumstances, including any amendment necessary to maintain the status of REMIC I, REMIC II or REMIC III as a REMIC, without the consent of the Holders of any of the Certificates.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust (to the extent of its rights therein) for distributions hereunder.

            This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, without applying any conflicts of laws principles of such state (other than the provisions of Section 5-1401 of the New York General Obligations
Law), and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.


                                      A-4-8

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                            LaSalle National Bank,
                                              as Trustee


                                            By:
                                               ---------------------------------
                                                      Authorized Officer


                               CERTIFICATE OF AUTHENTICATION

            This is one of the Class [F] [G] [H] [J] [K] [L] [M] Certificates referred to in the within-mentioned Agreement.

Dated:

                                            LaSalle National Bank,
                                              as Certificate Registrar


                                            By:
                                               ---------------------------------
                                                      Authorized Officer


                                      A-4-9

                                   ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust evidenced by the within Commercial Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to the above named assignee on the Certificate Register of the Trust.

            I (we) further direct the issuance of a new Commercial Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and delivery of such Commercial Mortgage Pass-Through Certificate to the following address: ______________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Dated:

                                         ---------------------------------------
                                         Signature by or on behalf of Assignor


                                         ---------------------------------------
                                         Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to __________________________________ for the account of ____________________________________________________________.

            Distributions made by check (such check to be made payable to ______ _________________________) and all applicable statements and notices should be mailed to _____________________________________________________________________.

            This information is provided by _________________________, the assignee named above, or ______________________________________, as its agent.


                                     A-4-10

                                   EXHIBIT A-5

           FORM OF CLASS R-I, CLASS R-II AND CLASS R-III CERTIFICATES

                  CLASS [R-I][R-II][R-III] COMMERCIAL MORTGAGE
                            PASS-THROUGH CERTIFICATE,
                                 SERIES 1998-C1

This is one of a series of commercial mortgage pass-through certificates (collectively, the "Certificates"), issued in multiple classes (each, a "Class"), which series of Certificates evidences the entire beneficial ownership interest in a trust (the "Trust"), whose assets consist primarily of a pool (the "Mortgage Pool") of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                     STRUCTURED ASSET SECURITIES CORPORATION

Date of Pooling and Servicing
Agreement:  February 1, 1998

Cut-off Date:  February 1, 1998

Closing Date: March 11, 1998

First Distribution Date:
March 18, 1998

Master Servicer and Special Servicer:
GMAC Commercial Mortgage Corporation

Fiscal Agent:
ABN AMRO Bank N.V.

Certificate No. [R-I][R-II][R-III]- __

Percentage Interest evidenced by this
Certificate in the related Class: ___%

Aggregate unpaid principal balance of the Mortgage Pool as of the Cut-off Date, after deducting payments of principal due on or before such date (the "Initial Pool
Balance"): $1,727,817,629

Trustee:
LaSalle National Bank

CUSIP No. ___________

THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, PLEDGE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE OR ANY INTEREST HEREIN WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN MAY BE MADE TO (A) ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), OR (B) ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE OR ANY INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN STRUCTURED ASSET SECURITIES CORPORATION, GMAC COMMERCIAL MORTGAGE CORPORATION, LASALLE NATIONAL BANK, ABN AMRO BANK N.V. OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THE CLASS OF CERTIFICATES TO WHICH THIS CERTIFICATE BELONGS, IS SUBORDINATE TO ONE OR MORE OTHER CLASSES OF CERTIFICATES OF THE SAME SERIES, AS AND TO THE EXTENT PROVIDED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE. CONSEQUENTLY, THE TRANSFER OF THIS CERTIFICATE IS ALSO SUBJECT TO THE ADDITIONAL TAX RELATED TRANSFER RESTRICTIONS DESCRIBED HEREIN. IF ANY PERSON BECOMES THE REGISTERED HOLDER OF THIS CERTIFICATE IN VIOLATION OF SUCH TRANSFER RESTRICTIONS, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER OR UNDER THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN,


                                      A-5-2

INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE.

            This certifies that ____________________ is the registered owner of the Percentage Interest evidenced by this Certificate (as specified above) in that certain beneficial ownership interest in the Trust evidenced by all the Certificates of the same Class as this Certificate. The Trust was created and the Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Structured Asset Securities Corporation, (the "Depositor", which term includes any successor entity under the Agreement), GMAC Commercial Mortgage Corporation (the "Master Servicer" and "Special Servicer", depending upon the capacity in which it is acting, each of which terms includes any successor entity under the Agreement), LaSalle National Bank (the "Trustee", which term includes any successor entity under the Agreement) and ABN AMRO Bank N.V. (the "Fiscal Agent", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 18th day of each month or, if such 18th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing upon the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (or, in the case of the first such distribution, at the close of business on the Closing
Date) (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed pursuant to the Agreement on the applicable Distribution Date in respect of the Class of Certificates to which this Certificate belongs. All distributions made under the Agreement in respect of this Certificate will be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with written wiring instructions no less than five (5) Business Days prior to the Record Date for such distribution (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions as well), or otherwise by check mailed to the address of such Certificateholder appearing in the Certificate Register. Notwithstanding the above, the final distribution in respect of this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar appointed as provided in the Agreement or such other location as may be specified in such notice.

            The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Custodial Account, the


                                      A-5-3

Collection Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

            The Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            No transfer, sale, pledge or other disposition of this Certificate or any interest herein shall be made unless that transfer, sale, pledge or other disposition is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws. If a transfer of this Certificate is to be made without registration under the Securities Act (other than in connection with the initial issuance of the Certificates or a transfer of this Certificate by the Depositor, Lehman Brothers Inc. (the "Underwriter") or any of their respective Affiliates), then the Certificate Registrar shall refuse to register such transfer unless it receives (and, upon receipt, may conclusively rely upon) either: (i) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit F-1 to the Agreement and a certificate from such Certificateholder's prospective Transferee substantially in the form attached either as Exhibit F-2A to the Agreement or as Exhibit F-2B to the Agreement; or
(ii) an Opinion of Counsel satisfactory to the Trustee to the effect that such transfer may be made without registration under the Securities Act (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent or the Certificate Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Certificateholder desiring to effect such transfer and/or such Certificateholder's prospective Transferee on which such Opinion of Counsel is based. If any Transferee of this Certificate does not, in connection with the subject transfer, deliver to the Certificate Registrar one of the certifications described in clause (i) of the preceding sentence or the Opinion of Counsel described in clause (ii) of the preceding sentence, then such Transferee shall be deemed to have represented and warranted that all the certifications set forth in either Exhibit F-2A or Exhibit F-2B attached to the Agreement are, with respect to the subject transfer, true and correct. None of the


                                      A-5-4

Depositor, the Trustee or the Certificate Registrar is obligated to register or qualify the Class of Certificates to which this Certificate belongs, under the Securities Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of this Certificate or any interest herein without registration or qualification. Any Certificateholder desiring to effect a transfer sale, pledge or other disposition of this Certificate or any interest herein shall, and does hereby agree to, indemnify the Depositor, the Underwriter, the Trustee, the Fiscal Agent, the Master Servicer, the Special Servicer, the Certificate Registrar and their respective Affiliates against any liability that may result if such transfer, sale, pledge or other disposition is not exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws or is not made in accordance with such federal and state laws.

            No transfer of this Certificate or any interest herein shall be made to (A) any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including insurance company general accounts, that is subject to ERISA or the Code (each, a "Plan"), or (B) any Person who is directly or indirectly purchasing this Certificate or such interest herein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, if the purchase and holding of this Certificate or such interest herein by the prospective Transferee would result in a violation of Section 406 of ERISA or Section 4975 of the Code or would result in the imposition of an excise tax under Section 4975 of the Code. Except in connection with the initial issuance of the Certificates or any transfer of this Certificate or any interest herein by the Depositor, the Underwriter or any of their respective Affiliates, the Certificate Registrar shall refuse to register the transfer of this Certificate unless it has received from the prospective Transferee either: (i) a certification to the effect that such prospective Transferee is not a Plan and is not directly or indirectly purchasing this Certificate or such interest herein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or (ii) a certification to the effect that the purchase and holding of this Certificate or such interest herein by such prospective Transferee is exempt from the prohibited transaction provisions of Section 406 of ERISA and
Section 4975 of the Code under Sections I and III of Prohibited Transaction Class Exemption 95-60; or (iii) a certification of facts and an Opinion of Counsel which otherwise establish to the reasonable satisfaction of the Trustee that such transfer will not result in a violation of Section 406 of ERISA or
Section 4975 of the Code or result in the imposition of an excise tax under
Section 4975 of the Code. If any Transferee of this Certificate or any interest herein does not, in connection with the subject transfer, deliver to the Certificate Registrar a certification and/or Opinion of Counsel as required by the preceding sentence, then such Transferee shall be deemed to have represented and warranted that either: (i) such Transferee is not a Plan and is not directly or indirectly purchasing this Certificate or such interest herein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or (ii) the purchase and holding of this Certificate or such interest herein by such Transferee is exempt form the prohibited transaction provisions of Section 406 of ERISA and Section 4975 of the Code under Sections I and III of Prohibited Transaction Class Exemption 95-60.


                                      A-5-5

            Each Person who has or who acquires any Ownership Interest in this Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the provisions of Section 5.02(d) of the Agreement and, if any purported Transferee shall become a Holder of this Certificate in violation of the provisions of such Section 5.02(d), to have irrevocably authorized the Trustee under clause (ii)(A) of such Section 5.02(d) to deliver payments to a Person other than such Person and to have irrevocably authorized the Trustee under clause (ii)(B) of such Section 5.02(d) to negotiate the terms of any mandatory disposition and to execute all instruments of transfer and to do all other things necessary in connection with any such disposition. Each Person holding or acquiring any Ownership Interest in this Certificate must be a Permitted Transferee and shall promptly notify the Trustee and the REMIC Administrator of any change or impending change in its status as a Permitted Transferee. In connection with any proposed transfer of any Ownership Interest in this Certificate, the Certificate Registrar shall require delivery to it, and shall not register the transfer of this Certificate until its receipt of, an affidavit and agreement substantially in the form attached as Exhibit H-1 to the Agreement (a "Transfer Affidavit and Agreement") from the proposed Transferee, representing and warranting, among other things, that such Transferee is a Permitted Transferee, that it is not acquiring its Ownership Interest in this Certificate as a nominee, trustee or agent for any Person that is not a Permitted Transferee, that for so long as it retains its Ownership Interest in this Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of Section 5.02(d) of the Agreement and agrees to be bound by them. Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee, if the Certificate Registrar has actual knowledge that the proposed Transferee is not a Permitted Transferee, the Certificate Registrar shall not register the Transfer of an Ownership Interest in this Certificate to such proposed Transferee.

            Each Person holding or acquiring any Ownership Interest in this Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest herein and (y) not to transfer its Ownership Interest herein unless it provides to the Certificate Registrar a certificate substantially in the form attached as Exhibit H-2 to the Agreement stating that, among other things, it has no actual knowledge that such other Person is not a Permitted Transferee. Each Person holding or acquiring an Ownership Interest in this Certificate, by purchasing such Ownership Interest herein, agrees to give the Trustee and the REMIC Administrator written notice that it is a "pass-through interest holder" within the meaning of temporary Treasury regulation Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring such Ownership Interest, if it is, or is holding such Ownership Interest on behalf of, a "pass-through interest holder".

            The provisions of Section 5.02(d) of the Agreement may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee and the REMIC Administrator the following: (a) written notification from each Rating Agency to the effect that the modification of, addition to or elimination of such provisions will not cause such Rating Agency to withdraw, qualify or downgrade its then-current rating of any Class of Certificates; and
(b) an opinion of counsel, in form and substance satisfactory to the Trustee and the REMIC


                                      A-5-6

Administrator, to the effect that such modification of, addition to or elimination of such provisions will not (i) cause REMIC I, REMIC II or REMIC III to (A) cease to qualify as a REMIC or (B) be subject to an entity-level tax caused by the Transfer of a Residual Interest Certificate to a Person which is not a Permitted Transferee, or (ii) cause a Person other than the prospective Transferee to be subject to a REMIC-related tax caused by the Transfer of a Residual Interest Certificate to a Person that is not a Permitted Transferee.

            A "Permitted Transferee" is any Transferee that is not a Disqualified Organization or a Non-United States Person.

            A "Disqualified Organization" is (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by such governmental unit), (ii) a foreign government, an inter national organization, or any agency or instrumentality of either of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381 of the Code and (v) any other Person so designated by the REMIC Administrator based upon an opinion of counsel that the holding of an Ownership Interest in a Residual Interest Certificate by such Person may cause the Trust or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Residual Interest Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

            A "Non-United States Person" is any Person other than a United States Person. A "United States Person" is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate whose income from sources without the United States is includable in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or a trust if a court within the United States is able to exercise supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust, all within the meaning of Section 7701(a)(30) of the Code.

            No service charge will be imposed for any registration of transfer or exchange of Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.


                                      A-5-7

            Prior to due presentment of this Certificate for registration of transfer, the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar and any agents of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

            The Trust and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust, and (ii) the purchase by the Depositor, the Underwriter, the Master Servicer, the Special Servicer or the Majority Subordinate Certificateholder at a price determined as provided in the Agreement of all Mortgage Loans and any REO Properties remaining in the Trust. The Agreement permits, but does not require, the Depositor, the Underwriter, the Master Servicer, the Special Servicer or the Majority Subordinate Certificateholder to purchase from the Trust all Mortgage Loans and any REO Properties remaining therein. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the Initial Pool Balance specified on the face hereof.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof, and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent thereunder and the rights of the Certificateholders thereunder, at any time by the Depositor, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent with the consent of the Holders of Certificates entitled to at least 662/3% of the Voting Rights allocated to each of the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain circumstances, including any amendment necessary to maintain the status of REMIC I, REMIC II or REMIC III as a REMIC, without the consent of the Holders of any of the Certificates.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust (to the extent of its rights therein) for distributions hereunder.


                                      A-5-8

            This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, without applying any conflicts of laws principles of such state (other than the provisions of Section 5-1401 of the New York General Obligations
Law), and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.


                                      A-5-9

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                             LaSalle National Bank,
                                                as Trustee


                                            By:________________________________
                                                     Authorized Officer


                               CERTIFICATE OF AUTHENTICATION

            This is one of the Class [R-I] [R-II] [R-III] Certificates referred to in the within-mentioned Agreement.

Dated:

                                            LaSalle National Bank,
                                               as Certificate Registrar


                                            By:________________________________
                                                     Authorized Officer


                                     A-5-10

                                   ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust evidenced by the within Commercial Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to the above named assignee on the Certificate Register of the Trust.

            I (we) further direct the issuance of a new Commercial Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and delivery of such Commercial Mortgage Pass-Through Certificate to the following address: ______________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Dated:
                                         _______________________________________
                                         Signature by or on behalf of Assignor

                                         _______________________________________
                                         Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to _______________ for the account of ________________. Distributions made by check (such check to be made payable to
________________________) and all applicable statements and notices should be mailed to _____________________.

            This information is provided by ______________________, the assignee named above, or ________________________________________, as its agent.


                                     A-5-11

                                    EXHIBIT B

                             MORTGAGE LOAN SCHEDULE

LBCMT 1998-C1


Prospectus
ID          Property Name                                      Property Address                               Property City
==================================================================================================================================
          1 The Eastpoint Mall                                 North Pointe Blvd. & Eastern Ave.              Baltimore
          2 Ohio Valley Plaza                                  I-70 And Mall Road                             St. Clairsville
          3 Blair Mill Village East Apt.                       3855 Blair Mill Rd                             Horsham
          5 Stewart Plaza                                      650 Stewart Avenue                             Garden City
          6 Northbrook Hilton Hotel                            2855 North Milwaukee Avenue                    Northbrook
          7 Murrieta Town Center                               Murrieta Hot Springs Road                      Murrieta
          8 Ramada Plaza Hotel Gateway                         7470 Irlo Bronson Highway                      Kissimmee
          9 Tacoma Place Shopping Center                       1091 72nd Street                               Tacoma
         10 Huebner Oaks Commons I & II (Roll-up)              NQH10 and Huebner Oaks                         San Antonio
         11 The Commons Shopping Center A                      NWC Germantown Parkway & IH-40                 Memphis
         12 70 East Sunrise Highway                            70 East Sunrise Highway                        Valley Stream
         13 Lakeview Apartments                                590 Lower Landing Road                         Blackwood
         14 One and Three Long Wharf Drive                     One and Three Long Wharf Drive                 New Haven
         15 Embassy Suites (Salt Lake City)                    110 West 600 South                             Salt Lake City
         16 Benjamin Plaza Shopping Center                     8944 Hillcrest Road                            Kansas City
         17 Bradley Industrial Park                            West Side Route 303                            Blauvelt
         18 Fort Lee Hilton Hotel                              2117 Route 4 Eastbound                         Fort Lee
         19 Tilghman Square                                    4650 Broadway                                  South Whitehall
         20 Oasis Trails Apt. Complex                          4200 S. Valley View Boulevard                  Las Vegas
         22 Covered Bridges of Carol Stream                    637 Burns Street                               Carol Stream
         23 Oasis Terrace Apt.                                 3975 N. Nellis Boulevard                       Las Vegas
         24 Rio Vista Shopping Center                          8310-8740 Rio San Diego Drive                  San Diego
         25 1 Second St,8 & 10 State St,205 Wildwood           Various                                        Woburn
              Ave (Roll-up)
         26 Copper Palms Apartments                            1150 North Buffalo Drive                       Las Vegas
         27 Tri-City Center                                    891-900 East Harmon Place                      San Bernadino
         28 Lakeside Centre                                    8122-8238 Glades Road                          Boca Raton
         29 Chastain Portfolio (Roll-up)                       Various                                        Various
         30 Parkview Plaza                                     886 Plaza Boulevard                            Lancaster
         31 Eastland Place Shopping Center                     Green River Road                               Evansville
         32 Crystal Inn                                        230 West 500 South                             Salt Lake City
         33 Oasis Orchid Apt. Complex                          2700 N. Rainbow Boulevard                      Las Vegas
         34 Parkway Plaza Shopping Center                      Vestal Parkway East                            Vestal
         35 Perimeter Station Shopping Center                  SEC Perimeter Ctr. W. & Perimeter Ctr. Pky.    Atlanta
         36 TJ Maxx Plaza                                      440 Middlesex Road                             Tyngsborough
         37 Dauphin Plaza Shopping Center                      NWC Union Deposit Rd. & Victoria Ave.          Susquehanna Township
         38 Shops at Blue Bell                                 1750 DeKalb Pike                               Blue Bell
         39 Carrefour at Kirby Woods                           6685 Poplar Avenue                             Germantown
         40 Imperial Palms Apartments                          200 Keene Road                                 Largo
         41 Mitchell Plaza                                     5750 Old Orchard Road                          Skokie
         42 Garrett Square Apartments                          4216 and 4230 Garrett Road                     Durham
         43 The Sony Music Building                            605 Lincoln Road                               Miami
         44 S.S. Pierce Building                               1330 Beacon Street                             Brookline
         45 Northcourt Commons                                 634 to 784 Highway 10                          Blaine
         46 Comdisco                                           5851 Westside Avenue                           North Bergen
         47 The Oak Run Apartments                             5801 Preston Oaks                              Dallas
         48 Hampton Inn - Englewood & Dayton (Roll-up)         Various                                        Dayton & Englewood
         49 Central Place Phase I & II (Roll-up)               336-340 E. Baseline & 7227 South Central Av    Phoenix
         50 Delray Crossings Shopping Center                   1040-1350 Linton Blvd.                         Delray Beach
         51 Silver Pines                                       801 North Loara Street                         Anaheim
         52 Sycamore Square (Phases I & II)                    3308 Bragg Boulevard                           Fayetteville
         53 One Century Tower                                  265 Church Street                              New Haven
         54 Flamingo Bay Club Apartments                       5625 West Flamingo Road                        Las Vegas
         55 University Business Center                         1040-1194 University Avenue                    Rochester
         56 Whitehall Boca Raton                               7300 Del Prado Circle South                    Boca Raton
         57 Shadowridge Meadows Apartments                     1515 South Melrose Drive                       Vista
         58 Coral Springs Financial Plaza                      3300 University Drive                          Coral Springs
         59 Newark Shopping Center                             230 East Main Street                           Newark
         61 Mercado at Scottsdale Ranch                        SEC of Mt. View Rd & Via Linda Way             Scottsdale
         62 Nicholson Research Center                          5510-5516 Nicholson Lane                       Kensington
         63 The Plaza Rios Shopping Center                     8602-8698 Skillman Street                      Dallas
         64 WWDC Industrial Park                               Brookville Rd., Manard Dr., and Pittman Dr.    Silver Spring
         65 Faircrest Apartments                               10250 Beach Boulevard                          Stanton

                                                                                                                 Remaining  Interest
Prospectus  Property Property       Cut-off Date      Monthly      Gross       Remaining Term     Maturity    Amortization  Accrual
ID           State      Zip          Balance ($)     P & I ($)    Rate (%) to Maturity (months)  Date or ARD  Term (months)  Method
====================================================================================================================================
          1    MD      21224        62,467,513.47   440,437.92     7.5800             59           1/1/03               359 Act/360
          2    OH      43950        41,975,308.95   285,091.05     7.2000            179           1/1/13               359 Act/360
          3    PA      19044        33,180,421.13   225,132.98     7.1900            119           1/1/08               359 Act/360
          5    NY      11530        22,622,349.24   170,059.01     8.2200            113           7/1/07               353 Act/360
          6    IL      60062        20,360,654.22   148,901.41     7.3600            118          12/1/07               298 Act/360
          7    CA      92563        19,988,860.90   138,066.88     7.3700            119           1/1/08               359 Act/360
          8    FL      34747        19,962,785.08   148,058.52     7.5200            118          12/1/07               298 Act/360
          9    WA      98408        19,460,119.01   142,948.18     7.9900            116          10/1/07               356 Act/360
         10    TX      78230        19,227,633.18   127,696.39     6.9700             82          12/1/04               358 Act/360
         11    TN      38133        18,940,050.92   139,945.45     8.0400            138           8/1/09               354 Act/360
         12    NY      11580        18,471,843.74   127,964.08     7.3900            118          12/1/07               358 30/360
         13    NJ      08012        18,309,364.56   124,850.46     7.2400            155           1/1/11               359 Act/360
         14    CT      06511        18,268,364.77   130,345.50     7.6900            177          11/1/12               357 Act/360
         15    UT      84101        17,944,804.88   132,199.92     7.4300            117          11/1/07               297 Act/360
         16    MO      64132        17,767,252.23   132,351.97     7.5700            118          12/1/07               298 Act/360
         17    NY      10913        17,735,507.91   143,395.59     7.5000            238          12/1/17               238 30/360
         18    NJ      07024        16,451,098.82   123,008.82     7.6000            117          11/1/07               297 Act/360
         19    PA      18052        16,166,315.57   129,816.88     8.9200             81          11/1/04               351 30/360
         20    NV      89115        16,086,750.79   106,897.54     6.9800             83           1/1/05               359 30/360
         22    IL      60188        15,166,062.14   108,369.95     7.7000            116          10/1/07               356 Act/360
         23    NV      89115        14,812,800.03    98,432.05     6.9800             83           1/1/05               359 30/360
         24    CA      92108        14,742,097.85   125,129.51     9.0500            172           6/1/12               292 30/360
         25    MA      01801        14,552,150.50   101,506.70     7.4700            119           1/1/08               359 Act/360

         26    NV      89128        14,192,871.75    95,783.37     7.1300            118          12/1/07               358 Act/360
         27    CA      92408        14,092,298.30    97,914.28     7.4300            179           1/1/13               359 Act/360
         28    FL      33434        14,046,684.52    96,886.70     7.3500            118          12/1/07               358 Act/360
         29    GA      Various      13,698,850.59   101,910.44     7.5500            298          12/1/22               298 30/360
         30    PA      17601        13,325,200.07   103,262.41     8.5240            111           5/1/07               351 30/360
         31    IN      47115        12,992,476.80    88,682.92     7.2500            179           1/1/13               359 Act/360
         32    UT      84101        12,987,641.72    95,309.11     7.4100            179           1/1/13               299 Act/360
         33    NV      89108        12,854,412.98    85,418.44     6.9800             83           1/1/05               359 30/360
         34    NY      13850        12,587,339.06    89,746.08     7.6900            178          12/1/12               358 Act/360
         35    GA      30346        12,533,296.20   103,361.80     7.7400            237          11/1/17               237 30/360
         36    MA      01879        12,342,671.28    83,579.68     7.1700            119           1/1/08               359 Act/360
         37    PA      17110        12,278,856.92    87,778.96     7.7100            117          11/1/07               357 Act/360
         38    PA      19422        12,000,000.00    84,976.53     7.6300            360           2/1/28               360 30/360
         39    TN      38138        11,993,316.54    82,840.13     7.3700            119           1/1/08               359 Act/360
         40    FL      33771        11,991,271.03    84,728.97     7.6000            299           1/1/23               359 30/360
         41    IL      60077        11,986,633.84    82,921.91     7.3800            118          12/1/07               358 Act/360
         42    NC      27707        11,986,547.41    82,758.38     7.3600            118          12/1/07               358 Act/360
         43    FL      33139        11,488,383.65    82,272.67     7.1350            119           1/1/08               299 Act/360
         44    MA      02146        11,477,744.40    78,684.41     7.2800             81          11/1/04               357 Act/360
         45    MN      55434        11,433,232.44    77,498.54     7.1800            119           1/1/08               359 Act/360
         46    NJ      07647        11,288,060.14    79,328.73     7.5410            118          12/1/07               358 Act/360
         47    TX      75240        10,567,341.49    73,103.23     7.3600             80          10/1/04               356 30/360
         48    OH      Various      10,480,744.69    83,786.56     7.3750            239           1/1/18               239 30/360
         49    AZ      85040        10,389,298.11    73,574.78     7.6200            118          12/1/07               358 Act/360
         50    FL      33444        10,300,901.98    71,050.25     7.3500            118          12/1/07               358 Act/360
         51    CA      92801        10,144,218.58    69,585.45     7.3000            119           1/1/08               359 Act/360
         52    NC      28303         9,994,322.16    68,625.06     7.3100            179           1/1/13               359 Act/360
         53    CT      06510         9,978,054.16    71,696.52     7.7580            116          10/1/07               356 Act/360
         54    NV      89103         9,976,534.43    70,126.99     7.5300            116          10/1/07               356 Act/360
         55    NY      14607         9,938,302.80    83,768.52     8.0200            116          10/1/07               236 Act/360
         56    FL      33433         9,740,102.05    69,244.79     7.6600            118          12/1/07               358 Act/360
         57    CA      92083         9,732,178.35    68,106.66     7.4900            117          11/1/07               357 Act/360
         58    FL      33071         9,590,564.68    69,451.32     7.2600            119           1/1/08               299 Act/360
         59    DE      19711         9,483,391.22    67,403.86     7.6500            117          11/1/07               357 Act/360
         61    AZ      85258         9,394,577.33    64,188.34     7.2600            119           1/1/08               359 Act/360
         62    MD      20895         9,368,860.11    74,743.53     8.3500            116          10/1/07               296 Act/360
         63    TX      75243         9,166,844.40    71,661.41     8.6410            112           6/1/07               352 Act/360
         64    MD      20910         8,884,568.19    73,504.31     7.8300            239           1/1/18               239 30/360
         65    CA      90680         8,860,021.87    68,991.39     8.5700            110           4/1/07               350 30/360


Prospectus      Administrative
ID                Cost Rate (%) Ground Lease Rate Type
======================================================
          1              0.0933              F
          2              0.0933              F
          3              0.1533              F
          5              0.0933              F
          6              0.1533              F
          7              0.1183              F
          8              0.1533              F
          9              0.1683              F
         10              0.0933              F
         11              0.0933              F
         12              0.0933              F
         13              0.0933              F
         14              0.1433              F
         15              0.1433              F
         16              0.1683              F
         17              0.1433              F
         18              0.1183              F
         19              0.0933              F
         20              0.1183              F
         22              0.0933              F
         23              0.1183              F
         24              0.1683              F
         25              0.1433              F

         26              0.1133              F
         27              0.1433              F
         28              0.1533              F
         29              0.0933              F
         30              0.0933              F
         31              0.1433              F
         32              0.1433              F
         33              0.1183              F
         34              0.1433              F
         35              0.0933              F
         36              0.1533              F
         37              0.0933              F
         38              0.1433              F
         39              0.0933              F
         40              0.1683              F
         41              0.0933              F
         42              0.0933              F
         43              0.0933              F
         44              0.0933              F
         45              0.1183              F
         46              0.0933              F
         47              0.0933              F
         48              0.1433              F
         49              0.1683              F
         50              0.1533              F
         51              0.1683              F
         52              0.1433              F
         53              0.0933              F
         54              0.0933              F
         55              0.1433              F
         56              0.0933              F
         57              0.1683              F
         58              0.1533              F
         59              0.1533              F
         61              0.1683              F
         62              0.1433              F
         63              0.0933              F
         64              0.1433              F
         65              0.0933              F

         66 Garden Walk Apartments                             934 Garden Walk Blvd.                          Atlanta
         67 Shepherd Plaza Shopping Center                     2100 Richmond Avenue                           Houston
         68 Players Club Apartments                            1526 Charles Boulevard                         Greenville
         69 Ralph's Supermarket                                4311 Lincoln Blvd.                             Marina Del Rey
         70 41 State Street                                    41 State Street                                Albany
         71 Laguna Village Shopping Center                     Southeast Corner of Ray & Kyrene Roads         Chandler
         72 Hoover Commons Shopping Center                     1615 New Montgomery Highway                    Hoover
         73 Ashley Woods Apartments                            2300 Walden Glen Circle                        Cincinnati
         74 Greenbriar South Shopping Center                   SWC Greenbriar Parkway & Volvo Parkway         Chesapeake
         75 Springs of Napa                                    3460 Villa Lane                                Napa
         76 Woodtrail Apartments                               9001 Wurzbach Road                             San Antonio
         77 The Park Pineway Shopping Center                   East Side of Hwy. 260 at Pineway Plaza Dr.     Show Low
         78 Stoneridge Apartment Project                       3800 Southwest 34th Street                     Gainesville
         79 The Shoppes at Fort Wayne                          NEC of Coldwater Rd & Noble Drive              Fort Wayne
         80 Fred Meyer Superstore                              6850 Lombard Street                            Portland
         81 Uptown Collection Shopping Center                  5365-5395 Westheimer Road                      Houston
         82 BJ's Wholesale Club Building                       10425 Marlin Road                              Culter Ridge
         83 Park Inn International                             11410 Rockville Pike                           Rockville
         84 Harte Haven Shopping Center                        South Side of State Highway 37                 Massena
         85 Northgate Shopping Center                          500 U.S. Highway 77                            Waxahachie
         86 Parkwood Square Shopping Center                    3000-3220 Custer Road                          Plano
         87 Gateway Plaza Shopping Center                      1000-1080 South Sable Boulevard                Aurora
         88 The Paragon Building                               33325 8th Avenue South                         Federal Way
         89 Jefferson Square Shopping Center                   Olive Street at 28th Street                    Pine Bluff
         90 11000 & 13000 Midlantic Drive                      11000 & 13000 Midlantic Drive                  Mt. Laurel
         91 Clearwater Village Shopping Center                 4619-4733 East 82nd Street                     Indianapolis
         92 Woodbrook Apartments                               2529 Woodbrook Lane                            Monroe
         93 90 State Street                                    90 State Street                                Albany
         94 Ford Centre                                        420 North Fifth Street                         Minneapolis
         95 Northwood Plaza                                    2900 West Anderson Lane                        Austin
         96 Dogwood Station Shopping Center                    Rolling & Dogwood Roads                        Cantonsville
         97 Los Mares Theater Plaza                            641 Camino De Los Mares                        San Clemente
         98 Clearwater Shoppes Shopping Center                 3841-3981 East 82nd Street                     Indianapolis
         99 Lindenwood Shopping Center                         85-17 153rd Avenue                             Howard Beach
        100 Westvale Plaza                                     2102 West Genesee Street                       Syracuse
        101 Valley Ridge Corporate Center                      4800 S. 188th St.                              SeaTac
        102 Hoffmann Manor                                     274 West Broadway                              Long Beach
        103 Kendall Plaza                                      NEC of East Cumberland Road and Marmont Dr.    Bluefield
        104 Roberts Field Shopping Center                      E/s MD Route 30                                Hampstead
        105 Piedmont Corporate Center (Motorola)               9801 South 51st Street                         Phoenix
        106 Towne Parc Apartments                              2930 SW 23rd Terrace                           Gainesville
        107 Royalton on the Green                              17300 - 17400 N.W. 68th Ave.                   Miami
        108 Westgate Plaza                                     3724-58 La Sierra Av & 11130-11170 Magnolia    Riverside
        109 Three Stamford Landing                             46 Southfield Ave.                             Stamford
        110 The Woodlawn Commons Medical Center                NWC of Johnson Ferry Road and Woodlawn Road    Marietta
        111 South Seminole                                     975, 1075 & 1175 Florida Central Parkway       Longwood
        112 Orscheln Home & Farm Stores (Roll Up)              Various                                        Various
        113 The Lauderdale Tower Apartments                    2900 NE 30th Street                            Fort Lauderdale
        114 Creekside Business Park                            1625-1701 McCarthy Boulevard                   Milpitas
        115 500 & 855 Winding Brook Drive (Roll-up)            500 & 800 Winding Brook Drive                  Glastonbury
        116 Carriage Hills East Apartments                     6080 Carriage Hill Drive                       E. Lansing
        117 Food For Less Grocery Store                        NEC Broadway & Ballantyne Street               El Cajon
        118 Alma Park Center                                   NWC of Alma School & Warner Roads              Chandler
        119 Oak Park Apartments                                4505 Duval Street                              Austin
        120 Las Colinas                                        15800 Chase Hill Boulevard                     San Antonio
        121 River Oaks Apartments - Killeen, TX                101 Twin Creek Drive                           Killeen
        122 Twin Oaks Village Shopping Center                  Eastern Boulevard & Vaughn Road                Montgomery
        123 Woodmont Plaza                                     6401-6451 McCart Avenue                        Ft. Worth
        124 Treasury Services Corporation Building             604 Arizona Avenue                             Santa Monica
        125 Graymere Apartments                                1955 Union Place                               Columbia
        126 Hart Street Medical Center                         40 Hart Street                                 New Britain
        127 1301 Guadalupe Street                              1301 Guadalupe Street                          Laredo
        129 Five Points Plaza                                  505-595 South Riverside Avenue                 Rialto
        130 195 Bear Hill Road                                 195 Bear Hill Road                             Waltham
        131 Hampton Inn Hotel                                  2700 South Perkins Road                        Memphis
        132 The Pender Mill Office Building                    3930 Pender Drive                              Fairfax

         66    GA      30348         8,750,368.33    60,772.03     7.4200            118          12/1/07               358 Act/360
         67    TX      77098         8,723,039.98    64,937.88     8.1200            114           8/1/07               354 Act/360
         68    NC      27858         8,691,240.64    62,324.78     7.1500            299           1/1/23               299 Act/360
         69    CA      90292         8,595,163.72    59,193.06     7.3400            119           1/1/08               359 Act/360
         70    NY      12207         8,465,651.37    58,737.01     7.4100            118          12/1/07               358 Act/360
         71    AZ      85224         8,076,727.44    61,422.97     8.3500            114           8/1/07               354 Act/360
         72    AL      35216         7,991,175.33    55,444.97     7.4100            118          12/1/07               358 Act/360
         73    OH      45231         7,987,579.75    54,791.32     7.2900             82          12/1/04               358 30/360
         74    VA      23320         7,741,367.68    53,553.74     7.3800            178          12/1/12               358 Act/360
         75    CA      94558         7,481,807.03    53,632.04     7.1300            118          12/1/07               298 30/360
         76    TX      78240         7,316,345.19    51,566.86     7.5500            115           9/1/07               355 Act/360
         77    AZ      85901         7,196,156.56    50,343.44     7.5000            119           1/1/08               359 Act/360
         78    FL      32608         7,195,767.25    48,872.75     7.2000            119           1/1/08               359 Act/360
         79    IN      46804         7,102,757.53    50,446.47     7.6500            118          12/1/07               358 Act/360
         80    OR      97203         6,994,418.81    47,231.19     7.1400            119           1/1/08               359 30/360
         81    TX      77056         6,992,378.36    48,705.58     7.4500            118          12/1/07               358 Act/360
         82    FL      33157         6,872,237.49    47,354.45     7.3400            178          12/1/12               358 Act/360
         83    MD      20852         6,788,107.68    51,541.06     7.7900            118          12/1/07               298 Act/360
         84    NY      13662         6,746,596.68    47,985.20     7.6700            119           1/1/08               359 Act/360
         85    TX      75165         6,742,799.74    50,557.65     8.1500             73           3/1/04               349 30/360
         86    TX      75075         6,596,216.66    45,158.01     7.2800            119           1/1/08               359 Act/360
         87    CO      80012         6,569,962.26    52,773.01     8.9300            112           6/1/07               352 30/360
         88    WA      98003         6,513,366.79    45,981.72     7.5800            117          11/1/07               357 Act/360
         89    AR      71603         6,481,655.07    49,481.07     7.8400            117          11/1/07               297 Act/360
         90    NJ      08054         6,480,774.73    48,500.47     7.6100             81          11/1/04               297 Act/360
         91    IN      46250         6,393,257.83    44,969.05     7.5500            178          12/1/12               358 Act/360
         92    NC      28110         6,374,015.89    50,589.18     8.2800            236          10/1/17               296 30/360
         93    NY      12207         6,308,372.65    52,594.96     8.8400            113           7/1/07               293 30/360
         94    MN      55401         6,226,970.34    48,145.71     8.5200            114           8/1/07               354 30/360
         95    TX      78757         6,168,737.82    49,989.24     9.0230            111           5/1/07               351 30/360
         96    MD      21244         6,129,901.70    44,784.01     7.9200            114           8/1/07               354 Act/360
         97    CA      92672         6,133,278.65    47,548.21     8.0200            117          11/1/07               297 Act/360
         98    IN      46250         6,026,510.40    41,135.23     7.2500            179           1/1/13               359 Act/360
         99    NY      11414         6,000,000.00    41,624.68     7.4200            120           2/1/08               360 Act/360
        100    NY      13219         6,000,000.00    47,905.18     7.2800            240           2/1/18               240 Act/360
        101    WA      98188         5,996,494.77    40,808.56     7.2200            119           1/1/08               359 Act/360
        102    NY      11561         5,994,623.27    45,005.06     7.6700            179           1/1/13               299 Act/360
        103    WV      24701         5,993,427.13    46,717.87     7.7700            119           1/1/08               275 Act/360
        104    MD      21074         5,981,344.25    43,794.53     7.3600            177          11/1/12               297 Act/360
        105    AZ      85044         5,887,502.22    42,390.70     7.7800            116          10/1/07               357 30/360
        106    FL      32608         5,874,819.77    43,438.87     8.0000             73           3/1/04               349 30/360
        107    FL      33015         5,789,310.60    40,395.70     7.4600            117          11/1/07               357 Act/360
        108    CA      92505         5,694,370.06    40,796.12     7.7400            118          12/1/07               358 Act/360
        109    CT      06902         5,607,616.78    41,706.41     8.1100            114           8/1/07               354 Act/360
        110    GA      30068         5,597,020.52    39,194.37     7.5100            119           1/1/08               359 Act/360
        111    FL      32750         5,590,536.70    40,196.51     7.7700            117          11/1/07               357 Act/360
        112    MO      Various       5,564,120.08    45,863.05     7.5300            229           3/1/17               229 30/360
        113    FL      33306         5,521,723.22    40,828.05     8.0000             73           3/1/04               349 30/360
        114    CA      95035         5,520,000.00    36,835.99     7.0300             59           1/1/03               360 Act/360
        115    CT      06033         5,459,049.83    41,343.73     8.3050            114           8/1/07               354 Act/360
        116    MI      48823         5,391,781.41    37,351.68     7.3900             82          12/1/04               358 30/360
        117    CA      92021         5,386,513.18    40,780.51     8.0700            237          11/1/17               327 30/360
        118    AZ      85224         5,340,620.32    37,922.19     7.6400            117          11/1/07               357 Act/360
        119    TX      78751         5,269,368.71    36,919.70     7.5100            118          12/1/07               358 Act/360
        120    TX      78256         5,247,750.52    36,987.05     7.5500            115           9/1/07               355 Act/360
        121    TX      76543         5,190,411.45    38,630.72     7.5600            298          12/1/22               298 Act/360
        122    AL      36117         5,188,974.52    40,031.16     7.9700            118          12/1/07               298 30/360
        123    TX      76133         5,132,112.29    35,343.76     7.3400             83           1/1/05               359 Act/360
        124    CA      90401         5,110,000.00    34,099.98     7.0300             59           1/1/03               360 Act/360
        125    TN      38401         5,087,754.30    35,485.49     7.4500            116          10/1/07               356 Act/360
        126    CT      06052         4,991,908.27    36,409.77     7.9200            117          11/1/07               357 Act/360
        127    TX      78040         4,984,576.30    36,624.95     7.4000            117          11/1/07               297 Act/360
        129    CA      92376         4,691,456.29    32,895.27     7.5100            117          11/1/07               357 Act/360
        130    MA      02154         4,656,635.70    39,811.40     8.1700            114           8/1/07               234 Act/360
        131    TN      38118         4,625,653.76    38,403.94     7.8300            237          11/1/17               237 30/360
        132    VA      22124         4,594,676.10    31,411.32     7.2600             82          12/1/04               358 Act/360

         66              0.0933              F
         67              0.0933              F
         68              0.0933              F
         69              0.0933              F
         70              0.1433              F
         71              0.1683              F
         72              0.1533              F
         73              0.0933              F
         74              0.1533              F
         75              0.1683              F
         76              0.0933              F
         77              0.1683              F
         78              0.1433              F
         79              0.1533              F
         80              0.0933              F
         81              0.0933              F
         82              0.1683              F
         83              0.0933              F
         84              0.1433              F
         85              0.0933              F
         86              0.0933              F
         87              0.1683              F
         88              0.0933              F
         89              0.1683              F
         90              0.0933              F
         91              0.1533              F
         92              0.1733              F
         93              0.1683              F
         94              0.1683              F
         95              0.0933              F
         96              0.1433              F
         97              0.0933              F
         98              0.1433              F
         99              0.0933              F
        100              0.0933              F
        101              0.0933              F
        102              0.1433              F
        103              0.0933              F
        104              0.1533              F
        105              0.1683              F
        106              0.0933              F
        107              0.0933              F
        108              0.1683              F
        109              0.1433              F
        110              0.1733              F
        111              0.1533              F
        112              0.1683              F
        113              0.0933              F
        114              0.0933              F
        115              0.1433              F
        116              0.0933              F
        117              0.1683              F
        118              0.1683              F
        119              0.1733              F
        120              0.0933              F
        121              0.1733              F
        122              0.1533              F
        123              0.0933              F
        124              0.0933              F
        125              0.0933              F
        126              0.1433              F
        127              0.0933              F
        129              0.0933              F
        130              0.0933              F
        131              0.1533              F
        132              0.0933              F

        133 Centre II                                          3101 Bee Cave Road                             Rollingwood
        134 Plaza De Fiesta                                    2726 South Alma School Road                    Mesa
        135 Crossroads Shopping Center                         300 South M-291 Highway                        Liberty
        136 South Port Apartments                              6326 S. 107th East Avenue                      Tulsa
        137 Extra Space Center IV, V & VI                      105 & 601 S.Faulkenberg & 1755 W.Brandon Bl    Brandon
        138 Two Stamford Landing                               68 Southfield Avenue                           Stamford
        139 Metroplex Business Park                            475 Metroplex Drive                            Nashville
        140 Atrium Northeast Office Building                   115 Atrium Way                                 Columbia
        141 The Cottages                                       10300 Harwin Drive                             Houston
        142 Sabal Pointe Plaza                                 NWC Merritt Isnd Causeway & Sykes Creek        Merritt Island
        143 Brookside Industrial Center                        1775 Sherman Drive                             Indianapolis
        144 Playhouse Square                                   380 Washington Street                          Wellesley
        145 Kittle's Home Furnishings Plaza                    5600 Britton Parkway                           Columbus
        146 Atrium Northwood Office Building                   7301 Rivers Avenue                             North Charleston
        147 Food For Less Supermarket (Hempfield)              Route 30                                       Hempfield
        148 Osborn Commons Apartments                          1502 East Osborne Road                         Phoenix
        149 One Dock Street                                    396 Pacific Street                             Stamford
        150 Columbia Station Apartments                        13410-13458 NE Sandy Boulevard                 Portland
        151 Everett Auto Mall                                  406 Southeast Everett Mall Way                 Everett
        152 Coliseum Shoppes                                   506 East Coliseum Boulevard                    Fort Wayne
        153 Deerfield Run Apartments                           Northwest Side of India Hook Road              Rock Hill
        154 Berkshire Center                                   5620-5754 North Academy Blvd.                  Colorado Springs
        155 Heritage Place Apartments                          700 Westminster Drive                          Franklin
        156 K-Mart Plaza                                       3069-3099 Dixie Highway                        Edgewood
        157 4611-4811 Kimmel Drive                             4611-4811 Kimmel Drive                         Davenport
        158 Flint's Crossing Shopping Center                   1550 Opelika Road                              Auburn
        159 Shaker-Loudon Road Plaza                           664 Loudon Road                                Colonie
        160 Food For Less Supermarket (Pine)                   10688 Perry Highway                            Pine
        161 Hitachi Tech Center                                3201 Premier Drive                             Irving
        162 Bay Harbour Apartments                             2500 East James Road                           Baytown
        163 East Bridge Landing Annex                          587-593 First Avenue @ East 34th Street        New York
        164 Raymour & Flanigan                                 Mall Ring Road                                 Scranton
        165 20-24 Newbury Street                               20-24 Newbury Street                           Boston
        166 Tates Creek South Shopping Center                  4220 & 4240 Saron Drive                        Lexington
        167 Forest Lake II Apartments                          Brittany Drive North of Cashua Drive           Florence
        168 446 Blake St                                       446 Blake Street                               New Haven
        169 The Pavillions and The Verandas (Roll-up)          1333-1410 Market Street                        Tallahasse
        170 Deerfield Apartments                               2155 Deer Crest Lane                           Memphis
        171 Bay Ridge Apartments                               3010 & 3020 Cowley Way                         San Diego
        172 River Oaks Apartments - Wetumpka, AL               200 River Oaks Drive                           Wetumpka
        173 Lawrence Commons                                   3371 Route 1                                   Lawrence
        174 511 Eleventh Avenue South Office Building          511 Eleventh Avenue South                      Minneapolis
        175 Causeway Plaza                                     SEQ of Eau Gallie Blvd. & S. Patrick Dr.       Melbourne
        176 Richwood Shopping Center                           2000 Buckingham Road                           Richardson
        177 Alderwood Target Plaza                             18205 Alderwood Mall Boulevard                 Lynwood
        178 Cherokee North Shopping Center                     NWQ West 95th St. & Antioch Road               Overland Park
        179 Stone Ridge Apartments                             5100 Conser Street                             Overland Park
        180 Point West Apartments                              2925 West Normandale                           Fort Worth
        182 Lancers Square Retail Center                       3198 West Parker Road                          Plano
        183 Cahokia Village Shopping Center                    1038 Camp Jackson Road                         Cahokia
        184 Quarry West Apartments                             560 and 606 S. 10th Ave & 801,811,&901 7th     Waite Park
        185 Country Way Apartments                             4153 Logangate Road                            Youngstown
        186 The Victorian Apartments                           9400 Coventry Square                           Houston
        187 Picasso Tower                                      2800 Biscayne Blvd.                            Miami
        188 Alafaya Square                                     SWC of East Colonial Dr. & Alafaya Trail       Orlando
        189 Sedgwick Centre Office Building                    400 Hardin Road                                Little Rock
        190 Highland Ridge Apartments                          329-353 Schraffts Drive                        Waterbury
        191 Mobile One Mobile Home Park                        East side of Church St. (Route 1310)           Fredericksburg
        192 Sand Creek Apartments                              3801 Ashe Road                                 Bakersfield
        193 Scotch Pines East Apartments                       915 East Drake Road                            Fort Collins
        194 Oakcreek Apartments                                6111 Vance Jackson Road                        San Antonio
        195 New Towne West Aptartments                         3316 North 102nd Plaza                         Omaha
        196 Stone Hollow Apartments                            2400 Stone Hollow Drive                        Brenham
        197 Holiday Inn Express                                1943 Savannah Highway                          Charleston
        198 Village Square East Shopping Center                8960-8998 East Hampden Avenue                  Denver
        199 Willowstream North Garden Apartments               South Side of NYS Rt. 31                       Clay

        133    TX      78746         4,494,873.86    30,881.28     7.3100             82          12/1/04               358 Act/360
        134    AZ      85210         4,493,379.73    31,649.74     7.5600            118          12/1/07               358 30/360
        135    MO      64068         4,493,366.46    31,618.87     7.5500            118          12/1/07               358 30/360
        136    OK      74133         4,492,873.69    30,515.01     7.1900             82          12/1/04               358 30/360
        137    FL      33619         4,492,221.59    34,256.12     7.8400            118          12/1/07               298 Act/360
        138    CT      06902         4,486,093.41    33,365.13     8.1100            114           8/1/07               354 Act/360
        139    TN      37211         4,445,233.73    31,115.05     7.5000            118          12/1/07               358 Act/360
        140    SC      29223         4,444,963.10    30,598.68     7.3300             82          12/1/04               358 Act/360
        141    TX      77036         4,396,505.70    29,747.63     7.1600            119           1/1/08               359 30/360
        142    FL      32953         4,395,209.27    30,614.93     7.4500            118          12/1/07               358 Act/360
        143    IN      46201         4,370,868.86    32,160.31     7.4400            119           1/1/08               299 Act/360
        144    MA      02181         4,340,373.61    31,103.83     7.7300            176          10/1/12               356 Act/360
        145    OH      43216         4,322,559.99    29,739.17     7.3300            119           1/1/08               359 Act/360
        146    SC      29223         4,320,389.35    30,930.93     7.7200             80          10/1/04               356 Act/360
        147    PA      15601         4,297,787.37    30,390.77     7.6100            119           1/1/08               359 Act/360
        148    AZ      85014         4,293,545.20    29,422.94     7.2900             83           1/1/05               359 Act/360
        149    CT      06902         4,286,711.51    31,882.23     8.1100            114           8/1/07               354 Act/360
        150    OR      97230         4,247,708.77    29,629.36     7.4700             83           1/1/05               359 Act/360
        151    WA      98204         4,197,690.89    29,108.61     7.4100            119           1/1/08               359 Act/360
        152    IN      46825         4,197,550.96    28,583.07     7.2260            119           1/1/08               359 Act/360
        153    SC      29732         4,195,185.05    28,765.44     7.2900            118          12/1/07               358 Act/360
        154    CO      80918         4,194,723.07    31,819.33     8.3400            118          12/1/07               358 30/360
        155    TN      37064         4,150,011.34    28,945.03     7.4500            116          10/1/07               356 Act/360
        156    KY      41018         4,095,680.79    28,808.30     7.5500             82          12/1/04               358 Act/360
        157    IA      52802         4,075,712.56    30,426.64     7.4400             83           1/1/05               287 Act/360
        158    AL      36830         4,062,395.69    28,207.63     7.4100             81          11/1/04               357 Act/360
        159    NY      12110         4,042,522.78    32,182.22     7.3200            239           1/1/18               239 30/360
        160    PA      15090         3,997,941.73    28,270.49     7.6100            119           1/1/08               359 Act/360
        161    TX      75063         3,997,736.11    27,477.22     7.3200            119           1/1/08               359 Act/360
        162    TX      77520         3,987,652.43    28,105.65     7.5500            115           9/1/07               355 Act/360
        163    NY      10016         3,889,118.47    28,506.70     7.9574             79           9/1/04               355 Act/360
        164    PA      18508         3,793,832.36    27,645.01     7.9100            117          11/1/07               357 Act/360
        165    MA      02116         3,743,948.87    27,333.40     7.9300            117          11/1/07               357 Act/360
        166    KY      40515         3,737,882.70    30,119.40     8.9800            112           6/1/07               352 Act/360
        167    SC      29501         3,695,758.27    25,340.98     7.2900            118          12/1/07               358 Act/360
        168    CT      06510         3,657,893.28    30,830.72     8.0400            177          11/1/12               237 Act/360
        169    FL      32312         3,598,065.56    25,122.44     7.4800            179           1/1/13               359 Act/360
        170    TN      38134         3,594,466.15    24,778.49     7.3400             82          12/1/04               358 30/360
        171    CA      92117         3,593,163.27    24,803.00     7.3500            177          11/1/12               357 Act/360
        172    AL      36092         3,543,385.32    24,627.94     7.4200            117          11/1/07               357 Act/360
        173    NJ      08648         3,496,984.75    25,975.15     8.1200            118          12/1/07               358 Act/360
        174    MN      55415         3,496,529.65    25,230.63     7.2200            119           1/1/08               299 Act/360
        175    FL      32935         3,418,756.79    23,948.10     7.5000            117          11/1/07               357 Act/360
        176    TX      75042         3,398,051.00    23,263.22     7.2800            119           1/1/08               359 Act/360
        177    WA      98037         3,360,026.39    25,448.05     7.7300            116          10/1/07               296 30/360
        178    KS      66212         3,307,992.05    23,840.76     7.7900            117          11/1/07               357 30/360
        179    KS      66202         3,294,711.64    22,243.85     7.1300             82          12/1/04               358 30/360
        180    TX      76116         3,268,989.52    24,710.76     8.2800             77           7/1/04               353 Act/360
        182    TX      75075         3,146,747.61    22,263.01     7.6100            118          12/1/07               358 Act/360
        183    IL      62206         3,132,309.32    23,288.26     8.1300            118          12/1/07               358 Act/360
        184    MN      56303         3,118,119.58    21,009.49     7.1200            119           1/1/08               359 Act/360
        185    OH      44505         3,094,364.79    21,696.88     7.5100            117          11/1/07               357 Act/360
        186    TX      77099         3,000,000.00    19,918.80     6.9800            120           2/1/08               360 Act/360
        187    FL      33137         2,995,019.16    23,174.36     8.0100            118          12/1/07               298 Act/360
        188    FL      32817         2,994,872.31    21,450.92     7.7300            117          11/1/07               357 Act/360
        189    AR      72211         2,989,400.60    24,545.24     7.7050            238          12/1/17               238 30/360
        190    CT      06705         2,984,882.28    22,918.74     8.4300            112           6/1/07               352 30/360
        191    VA      22408         2,900,000.00    20,700.54     7.1100            120           2/1/08               300 Act/360
        192    CA      93309         2,798,328.05    18,911.39     7.1500            119           1/1/08               359 Act/360
        193    CO      80525         2,795,695.89    19,272.16     7.3400             82          12/1/04               358 30/360
        194    TX      78230         2,778,630.99    20,545.41     8.0000             73           3/1/04               349 30/360
        195    NE      68134         2,741,584.20    20,215.05     7.4400            117          11/1/07               297 Act/360
        196    TX      77833         2,699,241.51    19,958.40     8.0000             73           3/1/04               349 30/360
        197    SC      29404         2,696,561.66    21,370.84     7.9700            275           1/1/21               275 30/360
        198    CO      80231         2,695,186.25    19,026.92     7.5800            117          11/1/07               357 Act/360
        199    NY      13090         2,693,725.77    19,777.47     7.4000            298          12/1/22               298 30/360

        133              0.0933              F
        134              0.1683              F
        135              0.1683              F
        136              0.0933              F
        137              0.0933              F
        138              0.1433              F
        139              0.0933              F
        140              0.0933              F
        141              0.1683              F
        142              0.0933              F
        143              0.1433              F
        144              0.0933              F
        145              0.0933              F
        146              0.0933              F
        147              0.0933              F
        148              0.0933              F
        149              0.1433              F
        150              0.0933              F
        151              0.1433              F
        152              0.1433              F
        153              0.1533              F
        154              0.1683              F
        155              0.0933              F
        156              0.0933              F
        157              0.1683              F
        158              0.0933              F
        159              0.0933              F
        160              0.0933              F
        161              0.0933              F
        162              0.0933              F
        163              0.0933              F
        164              0.1433              F
        165              0.1433              F
        166              0.0933              F
        167              0.1533              F
        168              0.1433              F
        169              0.1433              F
        170              0.0933              F
        171              0.0933              F
        172              0.1733              F
        173              0.0933              F
        174              0.1683              F
        175              0.0933              F
        176              0.0933              F
        177              0.1683              F
        178              0.1683              F
        179              0.0933              F
        180              0.0933              F
        182              0.0933              F
        183              0.1683              F
        184              0.1683              F
        185              0.0933              F
        186              0.0933              F
        187              0.0933              F
        188              0.1533              F
        189              0.1683              F
        190              0.1433              F
        191              0.1533              F
        192              0.1683              F
        193              0.0933              F
        194              0.0933              F
        195              0.1683              F
        196              0.0933              F
        197              0.0933              F
        198              0.1683              F
        199              0.0933              F

        200 Duck Creek Shopping Center                         5006 N. Jupiter Rd.                            Garland
        201 470 West Avenue                                    470 West Avenue                                Stamford
        202 River One Office Plaza                             309 E. Osceola St.                             Stuart
        203 Lyell-Mt. Read Business Center                     777 Mt. Read Boulevard                         Rochester
        204 Landmark Woods Apartments                          1400 Cherokee Rd.                              Florence
        205 Mountain Vista Apartments                          358 East Roeser Road                           Phoenix
        206 Shoppers Fair Shopping Center                      6800-6810 East P Street                        Lincoln
        207 Lafayette Place Apartments                         9450 Woodfair Drive                            Houston
        208 America Plaza                                      1070 E. Indiantown Rd.                         Jupiter
        209 Valley View Hacienda Business Park II              5375 South Procyon Avenue                      Las Vegas
        210 Salem Village Center                               4601 South Loop 289                            Lubbock
        211 Granada/Turnberry Apartments                       4003-4005 Red River & 910-920 E. 40th Sts.     Austin
        212 The 14614 Falling Creek Office Building            14614 Falling Creek Drive                      Houston
        213 One Pavilion Avenue                                One Pavillion Avenue                           Riverside
        214 Automotive Portfolio (Roll-up)                     Various                                        Various
        215 Mountain Springs Apartments                        854 Sheppard Road                              Stone Mountain
        216 The I-Drive Center Shopping Center                 5430-5490 International Drive                  Orlando
        217 9-11 Park Avenue                                   9-11 Park Avenue                               New York
        218 Tricom Executive Center                            2001 West Sample Road                          Pompano Beach
        219 3550 Biscayne Boulevard                            3550 Biscayne Blvd.                            Miami
        220 Jefferson Park Apartments (I)                      1220 Missouri Court - Phase I                  Liberty
        222 Summit Business Park                               Route 52                                       Fishkill
        223 Wellington Square Shopping Center                  950 Indian Trail Road                          Lilburn
        224 Shannon Plaza Apartments                           2100 Heatherwood                               Lawrence
        225 Bay Island Apartments                              6109 Bay Island Road                           Garland
        226 Academy Crossing Shopping Center                   3200 Academy Avenue                            Portsmouth
        227 Coopersburg Shopping Center                        North Third Street (a.k.a. Rt. 309)            Coopersburg
        228 1003 London Road                                   1003 London Road                               Colonie
        229 Rutgers Plaza Shopping Center                      1680 Dunn Ave.                                 Jacksonville
        230 Apollo Beach Marina Apartments                     North Side of Apollo Boulevard                 Apollo Beach
        231 Jefferson Park Apartments (II)                     1220 Missouri Court - Phase II                 Liberty
        232 Bert Kouns Self-Storage                            525 Bert Kouns Industrial Loop                 Shreveport
        233 Sunnyslope Terrace                                 5383 Sunnyslope Road                           Maple Heights
        234 Mountain View Villas Apartments                    414 Mountain View Road                         Johnson City
        235 Power Road Medical Center                          215 & 217 South Power Road                     Mesa
        236 26 East Baseline Road                              NEC of Central Avenue & Baseline Road          Phoenix
        237 Country Club Arms Apartments                       1775 Cedar Post Lane                           Rock Hill
        238 Sherman Street Apartments                          1240, 1250, and 1260 Sherman Street            Denver
        239 Greenbriar Square Shopping Center                  1530 Clark Road                                Duncanville
        240 Woodberry Forest Apartments                        914 South Oriole Circle                        Virginia Beach
        241 Metro Crest Apartments                             1515 Metrocrest Drive                          Carrollton
        242 4490 Von Karman Ave.                               4490 Von Karman Ave.                           Newport Beach
        243 Art Colony Apartments                              1122 Crescent Avenue                           Atlanta
        244 N. 10th & Vine Street Building                     819 North 10th Street                          Sacramento
        246 CVS - H&R Block Center                             284-286 Winthrop St.                           Taunton
        247 The Crowne Building                                1870 The Exchange                              Marietta
        248 23193 Sandalfoot Plaza Drive                       23193 Sandalfoot Plaza Drive                   Boca Raton
        249 CVS - St. Andrews                                  1248 St. Andrews Rd.                           Columbia
        250 Fair Oaks Shopping Center                          9901 Royal Lane                                Dallas
        251 Windrush Apartments                                2447 Lockhill-Selma Road                       San Antonio
        252 Tutor Time Child Care Center                       1401 NE Green Oaks Boulevard                   Arlington
        253 680 Bridgeport Avenue                              680 Bridgeport Avenue                          Shelton
        254 NW 57th Ave & NW 176th Street                      SWC of NW 57th Ave. & NW 176th St.             Miami
        255 Warwick Apartments                                 2819 Las Vegas Trail                           Fort Worth
        256 Grove One Apartments                               3052 S.W. 27th Avenue                          Coconut Grove (Miami)
        257 2410 West Temple Street                            2410 West Temple Street                        Los Angeles
        258 NWC Northwest 183rd Street & US 441                NWC Northwest 183rd St. & US 441               Miami
        259 9575 Southern Boulevard                            9575 Southern Boulevard                        Royal Palm Beach
        260 The Outlot Shoppes at Fort Wayne                   NEC of Coldwater Rd & Noble Drive              Ft. Wayne
        261 Twin Oaks Village Office Park                      Eastern Boulevard & Vaughn Road                Montgomery

        200    TX      75044         2,648,456.72    18,041.74     7.2300            179           1/1/13               359 Act/360
        201    CT      06901         2,641,810.59    19,648.35     8.1100            114           8/1/07               354 Act/360
        202    FL      34944         2,497,348.77    17,531.75     7.5300            118          12/1/07               358 Act/360
        203    NY      14606         2,496,227.13    20,693.70     7.8600            119           1/1/08               239 Act/360
        204    SC      29501         2,496,118.67    17,122.29     7.2900             82          12/1/04               358 30/360
        205    AZ      85040         2,494,695.48    18,118.06     7.8700            176          10/1/12               356 Act/360
        206    NE      68510         2,494,033.20    19,152.01     8.4600             78           8/1/04               355 Act/360
        207    TX      76705         2,474,257.95    21,600.74     8.4400            113           7/1/07               233 Act/360
        208    FL      33477         2,473,634.85    17,136.40     7.4000             83           1/1/05               359 Act/360
        209    NV      89118         2,400,000.00    16,112.59     7.0900            120           2/1/08               360 Act/360
        210    TX      79424         2,394,892.17    17,376.69     7.8600            116          10/1/07               356 Act/360
        211    TX      78751         2,347,449.65    16,367.23     7.4600            118          12/1/07               358 Act/360
        212    TX      77068         2,347,297.35    16,078.99     7.2800             58          12/1/02               358 Act/360
        213    NJ      08075         2,341,261.94    17,855.27     7.8180            116          10/1/07               296 Act/360
        214    GA      Various       2,296,070.86    17,584.50     7.8900            118          12/1/07               298 Act/360
        215    GA      30083         2,294,795.54    16,003.26     7.4500            117          11/1/07               357 30/360
        216    FL      32819         2,293,733.42    17,767.01     8.0100            117          11/1/07               297 Act/360
        217    NY      10021         2,248,316.76    15,670.74     7.4600            119           1/1/08               359 30/360
        218    FL      33064         2,244,159.81    17,725.10     8.2400            117          11/1/07               297 Act/360
        219    FL      33137         2,198,360.82    15,885.40     7.5200            119           1/1/08               323 Act/360
        220    MO      64068         2,198,238.95    14,814.38     7.1200            119           1/1/08               359 30/360
        222    NY      12524         2,150,000.00    15,239.79     7.6400            120           2/1/08               360 Act/360
        223    GA      30247         2,145,870.93    16,061.63     8.1900            116          10/1/07               356 Act/360
        224    KS      66047         2,144,847.07    14,535.77     7.1600            117          11/1/07               357 30/360
        225    TX      75043         2,125,000.00    14,109.15     6.9800            120           2/1/08               360 Act/360
        226    VA      23707         2,123,100.17    15,622.13     8.0200            118          12/1/07               358 Act/360
        227    PA      18036         2,115,836.93    15,733.52     8.1200            116          10/1/07               356 Act/360
        228    NY      12047         2,098,959.18    15,001.15     7.7200            119           1/1/08               359 Act/360
        229    FL      32218         2,098,882.69    14,697.89     7.5100            119           1/1/08               359 Act/360
        230    FL      33572         2,098,734.33    14,141.00     7.1200            119           1/1/08               359 Act/360
        231    MO      64068         2,038,367.03    13,736.97     7.1200            119           1/1/08               359 30/360
        232    LA      71106         1,998,192.21    14,661.35     7.9900            118          12/1/07               358 Act/360
        233    OH      44137         1,997,750.69    13,779.44     7.3500            118          12/1/07               358 Act/360
        234    TN      37601         1,995,197.76    13,915.88     7.4500            116          10/1/07               356 Act/360
        235    AZ      85206         1,978,512.31    18,213.76     9.1700            232           6/1/17               232 Act/360
        236    AZ      85040         1,971,062.15    14,602.15     8.0800            117          11/1/07               357 30/360
        237    SC      29703         1,946,629.05    13,889.27     7.6900            117          11/1/07               357 Act/360
        238    CO      80206         1,848,038.10    12,973.49     7.5300            118          12/1/07               358 Act/360
        239    TX      75137         1,823,967.09    12,536.49     7.3200            179           1/1/13               359 Act/360
        240    VA      23451         1,746,568.02    12,914.26     8.0000             73           3/1/04               349 30/360
        241    TX      75006         1,745,020.24    13,275.75     7.8000            117          11/1/07               297 Act/360
        242    CA      92660         1,744,007.15    13,739.46     8.2000            116          10/1/07               296 Act/360
        243    GA      30309         1,740,873.31    12,266.04     7.5600            117          11/1/07               357 Act/360
        244    CA      95614         1,670,135.33    12,596.82     7.7000            117          11/1/07               297 Act/360
        246    MA      02780         1,597,083.47    11,187.43     7.5000            117          11/1/07               357 Act/360
        247    GA      30339         1,548,702.28    11,922.11     7.9600            179           1/1/13               299 Act/360
        248    FL      33428         1,538,697.55    14,409.18     8.0800            177          11/1/12               189 Act/360
        249    SC      29210         1,455,349.06    11,797.40     7.5400            238          12/1/17               238 Act/360
        250    TX      75231         1,349,295.94     9,504.19     7.5700            179           1/1/13               359 Act/360
        251    TX      78230         1,293,409.09     9,903.89     8.4000             76           6/1/04               352 30/360
        252    TX      76006         1,245,315.85    10,719.66     8.0500            226          12/1/16               226 30/360
        253    CT      06484         1,121,523.37     8,341.28     8.1100            114           8/1/07               354 Act/360
        254    FL      33169         1,097,046.53     8,548.36     8.0800            177          11/1/12               297 Act/360
        255    TX      76116         1,066,697.03     7,518.26     7.5500            115           9/1/07               355 Act/360
        256    FL      33133           994,653.87     8,154.05     7.6600            237          11/1/17               237 30/360
        257    CA      91010           958,971.77     6,712.46     7.5000            118          12/1/07               358 Act/360
        258    FL      33162           946,803.60     7,509.33     8.2800            116          10/1/07               296 Act/360
        259    FL      33411           847,717.78     6,605.55     8.0800            177          11/1/12               297 Act/360
        260    IN      46804           664,322.61     4,718.27     7.6500            118          12/1/07               358 Act/360
        261    AL      36117           613,737.69     4,816.14     8.1700            118          12/1/07               298 30/360

        200              0.0933              F
        201              0.1433              F
        202              0.0933              F
        203              0.1433              F
        204              0.0933              F
        205              0.1733              F
        206              0.0933              F
        207              0.1433              F
        208              0.1533              F
        209              0.1433              F
        210              0.0933              F
        211              0.1733              F
        212              0.0933              F
        213              0.0933              F
        214              0.1533              F
        215              0.1733              F
        216              0.1433              F
        217              0.0933              F
        218              0.1433              F
        219              0.0933              F
        220              0.1683              F
        222              0.1433              F
        223              0.0933              F
        224              0.1683              F
        225              0.0933              F
        226              0.1433              F
        227              0.1433              F
        228              0.1533              F
        229              0.0933              F
        230              0.0933              F
        231              0.1683              F
        232              0.1433              F
        233              0.1683              F
        234              0.0933              F
        235              0.1433              F
        236              0.1683              F
        237              0.1533              F
        238              0.1683              F
        239              0.0933              F
        240              0.0933              F
        241              0.0933              F
        242              0.0933              F
        243              0.1733              F
        244              0.1683              F
        246              0.0933              F
        247              0.0933              F
        248              0.0933              F
        249              0.0933              F
        250              0.0933              F
        251              0.0933              F
        252              0.0933              F
        253              0.1433              F
        254              0.0933              F
        255              0.0933              F
        256              0.0933              F
        257              0.1683              F
        258              0.0933              F
        259              0.0933              F
        260              0.1533              F
        261              0.1533              F

                                    EXHIBIT C

                             SCHEDULE OF EXCEPTIONS
                            TO MORTGAGE FILE DELIVERY

Attn:

                              Initial Certification
                         Loans With Uncleared Exceptions
                     LEHMAN BROTHERS (1011) Account: 500220
                                Pool:        220

----------------------------------------------------------------------------------------------------------------------------------
  Loan Number Last Name                           Loan Status                  Document               Document Status
            A TRICONY CORAL SPRINGS LTD           ON HAND                      INTERIM ASSN 1         RECEIVED    -REVIEWED


                                                                                    Doc Memo:LEGG MASON REAL ESTATE to LEGG MASON
                                                                                    MORTGAGE CAPITAL; ASSIGNMENT OF MORTGAGE IS
                                                                                    MISSING MORTGAGE RECORDING DATA recrded
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED
                                                                               UNIFORM CODE 3         RECEIVED    -REVIEWED
                                                                               UCC-1 - STATE          NOT RECEIVED-NOT REVIEWED

            G S.S. PIERCE BUILDING                ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                                    Doc Memo:pbalp>hflp;  allonge:HFLP>blank

            H FOREST LAKE OF FLORENCE, LLC        ON HAND                      A/A OF LEAS/RTS        NOT RECEIVED-NOT REVIEWED
                                                                               CORP. ASSIGNMNT        NOT RECEIVED-NOT REVIEWED
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED




                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED

                                                                               UNIFORM CODE 3         NOT RECEIVED-NOT REVIEWED

            J COWLEY, LTD.                        ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               INTERIM UCC            RECEIVED    -REVIEWED

            L COVERED BRIDGES PARTNERS            ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED

----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------

  Loan Number Last Name                            Exception Item
            A TRICONY CORAL SPRINGS LTD            1619 - Original in file but not recorded -
                                                   LEGG MASON REAL ESTATE to LEGG MASON MORTGAGE
                                                   CAPITAL


                                                   3313 - Endorsement(s) is incomplete - LEHMAN
                                                   BROS TO TRUSTEE
                                                   0702 - Document is missing
                                                   1619 - Original in file but not recorded
                                                   0702 - Document is missing

            G S.S. PIERCE BUILDING                 3313 - Endorsement(s) is incomplete - LEHMAN
                                                   BROS TO TRUSTEE


            H FOREST LAKE OF FLORENCE, LLC         0702 - Document is missing
                                                   0702 - Document is missing
                                                   3312 - Endorsement(s) are missing or
                                                   incorrect. - MISSING ENDORSEMENT TO BLANK OR
                                                   LASALLE AS TRUSTEE
                                                   3313 - Endorsement(s) is incomplete - LEHMAN
                                                   BROS TO TRUSTEE
                                                   0702 - Document is missing - Commitment in
                                                   file
                                                   0702 - Document is missing

            J COWLEY, LTD.                         3313 - Endorsement(s) is incomplete - LEHMAN
                                                   BROS TO TRUSTEE
                                                   3510 - Copy only in file

            L COVERED BRIDGES PARTNERS             3313 - Endorsement(s) is incomplete - LEHMAN
                                                   BROS TO TRUSTEE
                                                   0702 - Document is missing

------------------------------------------------------------------------------------------------------
LaSalle National Bank                              Run By: HENRIKSO                           03/20/98
Report: POOL CERTIFICATION STATUS REPORT           Set/Report/Ver: MAIN / CL01 / X             9:47 am

  Loan Number Last Name                           Loan Status                  Document               Document Status
            L COVERED BRIDGES PARTNERS                                         UCC1-FIN. STMT.        NOT RECEIVED-NOT REVIEWED

            N DUNCANVILLE ASSOCIATES, LTD.        ON HAND                      ASMT RENT/LEASE        RECEIVED    -REVIEWED
                                                                               MORTGAGE               RECEIVED    -REVIEWED
                                                                                    Doc Memo:Deed of Trust and Security Agreement
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED

                                                                               UCC1-FIN. STMT.        RECEIVED    -REVIEWED

           17 BRADLEY INDUSTRIAL PARK             ON HAND                      AALR TO TRUST          NOT RECEIVED-NOT REVIEWED
                                                                               ASMT RENT/LEASE        NOT RECEIVED-NOT REVIEWED
                                                                               GENERAL ASSIGNT        NOT RECEIVED-NOT REVIEWED

                                                                               ASSN TO TRST           NOT RECEIVED-NOT REVIEWED

                                                                               MORTGAGE               NOT RECEIVED-NOT REVIEWED
                                                                               NOTE INSTRUMENT        NOT RECEIVED-NOT REVIEWED

                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED
                                                                               UCC1-FIN. STMT.        NOT RECEIVED-NOT REVIEWED
                                                                               UNIFORM CODE 3         NOT RECEIVED-NOT REVIEWED

           19 TILGHMAN ASSOCIATES                 ON HAND                      GENERAL ASSIGNT        NOT RECEIVED-NOT REVIEWED
                                                                               ASSN TO TRST           NOT RECEIVED-NOT REVIEWED
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED




                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED

                                                                               UC3 TO TST-CTY         NOT RECEIVED-NOT REVIEWED
                                                                               UC3 TO TST-ST          NOT RECEIVED-NOT REVIEWED

           24 R.V.S. RETAIL, LP                   ON HAND                      AALR TO TRUST          RECEIVED    -REVIEWED


----------------------------------------------------------------------------------------------------------------------------------


  Loan Number Last Name                           Exception Item
            L COVERED BRIDGES PARTNERS            0702 - Document is missing

            N DUNCANVILLE ASSOCIATES, LTD.        3510 - Copy only in file
                                                  3510 - Copy only in file

                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing - Commitment in
                                                  file
                                                  3510 - Copy only in file

           17 BRADLEY INDUSTRIAL PARK             0702 - Document is missing
                                                  0702 - Document is missing
                                                  0702 - Document is missing - GENERAL
                                                  ASSIGNMENT TO TRUSTEE
                                                  0702 - Document is missing - ASSIGNMENT OF
                                                  MORTGAGE TO TRUSTEE
                                                  0702 - Document is missing
                                                  0702 - Document is missing - MISSING NOTE AND
                                                  ENDORSEMENTS
                                                  0702 - Document is missing
                                                  0702 - Document is missing
                                                  0702 - Document is missing

           19 TILGHMAN ASSOCIATES                 0702 - Document is missing
                                                  0702 - Document is missing
                                                  3312 - Endorsement(s) are missing or
                                                  incorrect. - MISSING ENDORSEMENT TO BLANK OR
                                                  LASALLE AS TRUSTEE
                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing - COPY OF MARKED UP
                                                  COMMITMENT IN FILE
                                                  0702 - Document is missing
                                                  0702 - Document is missing

           24 R.V.S. RETAIL, LP                   0411 - Misc. information - ASSIGNMENT IS TO
                                                  BLANK SHOULD BE TO LASALLE AS TRUSTEE

--------------------------------------------------------------------------------------------------
LaSalle National Bank                             Run By: HENRIKSO                        03/20/98
Report: POOL CERTIFICATION STATUS REPORT          Set/Report/Ver: MAIN / CL01 / X          9:47 am

  Loan Number Last Name                           Loan Status                  Document               Document Status
           24 R.V.S. RETAIL, LP                                                GENERAL ASSIGNT        RECEIVED    -REVIEWED

                                                                               ASSN TO TRST           RECEIVED    -REVIEWED

                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED

                                                                               UC3 TO TST-CTY         NOT RECEIVED-NOT REVIEWED
                                                                               UC3 TO TST-ST          NOT RECEIVED-NOT REVIEWED

           30 PARKVIEW PLAZA TRUST                ON HAND                      GENERAL ASSIGNT        NOT RECEIVED-NOT REVIEWED
                                                                               ASSN TO TRST           NOT RECEIVED-NOT REVIEWED
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED




                                                                               UC3 TO TST-CTY         NOT RECEIVED-NOT REVIEWED
                                                                               UC3 TO TST-ST          NOT RECEIVED-NOT REVIEWED

           31 EASTLAND PLACE SHOPPING CENTER      ON HAND                      AALR TO TRUST          NOT RECEIVED-NOT REVIEWED
                                                                               ASMT RENT/LEASE        NOT RECEIVED-NOT REVIEWED
                                                                               GENERAL ASSIGNT        NOT RECEIVED-NOT REVIEWED

                                                                               ASSN TO TRST           NOT RECEIVED-NOT REVIEWED

                                                                               MORTGAGE               NOT RECEIVED-NOT REVIEWED
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED


                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED
                                                                               UCC1-FIN. STMT.        NOT RECEIVED-NOT REVIEWED
                                                                               UNIFORM CODE 3         NOT RECEIVED-NOT REVIEWED

           38 VPMC, LTD                           ON HAND                      ASMT RENT/LEASE        RECEIVED    -REVIEWED
                                                                               MORTGAGE               RECEIVED    -REVIEWED
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED

----------------------------------------------------------------------------------------------------------------------------------


  Loan Number Last Name                           Exception Item
           24 R.V.S. RETAIL, LP                   0411 - Misc. information - ASSIGNMENT IS TO
                                                  BLANK SHOULD BE TO LASALLE AS TRUSTEE
                                                  0411 - Misc. information - ASSIGNMENT IS TO
                                                  BLANK SHOULD BE TO LASALLE AS TRUSTEE
                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing - Proforma copy in
                                                  file
                                                  0702 - Document is missing
                                                  0702 - Document is missing

           30 PARKVIEW PLAZA TRUST                0702 - Document is missing
                                                  0702 - Document is missing
                                                  3312 - Endorsement(s) are missing or
                                                  incorrect. - MISSING ENDORSEMENT TO BLANK OR
                                                  LASALLE AS TRUSTEE
                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing
                                                  0702 - Document is missing

           31 EASTLAND PLACE SHOPPING CENTER      0702 - Document is missing
                                                  0702 - Document is missing
                                                  0702 - Document is missing - GENERAL
                                                  ASSIGNMENT TO TRUSTEE
                                                  0702 - Document is missing - ASSIGNMENT OF
                                                  MORTGAGE TO TRUSTEE
                                                  0702 - Document is missing
                                                  3312 - Endorsement(s) are missing or
                                                  incorrect. - MISSING ENDORSEMENT TO BLANK OR
                                                  TRUSTEE
                                                  0702 - Document is missing
                                                  0702 - Document is missing
                                                  0702 - Document is missing

           38 VPMC, LTD                           1619 - Original in file but not recorded
                                                  1619 - Original in file but not recorded
                                                  3313 - Endorsement(s) is incomplete - LEHMAN

------------------------------------------------------------------------------------------------
LaSalle National Bank                             Run By: HENRIKSO                      03/20/98
Report: POOL CERTIFICATION STATUS REPORT          Set/Report/Ver: MAIN / CL01 / X        9:47 am

  Loan Number Last Name                           Loan Status                  Document               Document Status
           38 VPMC, LTD                                                        TITLE POLICY           NOT RECEIVED-NOT REVIEWED
                                                                               UCC1-FIN. STMT.        RECEIVED    -REVIEWED
                                                                               UNIFORM CODE 3         RECEIVED    -REVIEWED

           39 SHERIFF, LLC                        ON HAND                      ASMT RENT/LEASE        RECEIVED    -REVIEWED
                                                                               GENERAL ASSIGNT        NOT RECEIVED-NOT REVIEWED
                                                                               ASSN TO TRST           NOT RECEIVED-NOT REVIEWED
                                                                               MORTGAGE               RECEIVED    -REVIEWED
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED




                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED

                                                                               UC3 TO TST-CTY         NOT RECEIVED-NOT REVIEWED
                                                                               UC3 TO TST-ST          NOT RECEIVED-NOT REVIEWED
                                                                               UCC-1-COUNTY           RECEIVED    -REVIEWED

           53 ONE CENTURY TOWER                   ON HAND                      AALR TO TRUST          NOT RECEIVED-NOT REVIEWED
                                                                               ASMT RENT/LEASE        NOT RECEIVED-NOT REVIEWED
                                                                               GENERAL ASSIGNT        NOT RECEIVED-NOT REVIEWED

                                                                               ASSN TO TRST           NOT RECEIVED-NOT REVIEWED

                                                                               MORTGAGE               NOT RECEIVED-NOT REVIEWED
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                                    Doc Memo:Century One LP TO: Lehman
                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED
                                                                               UCC1-FIN. STMT.        NOT RECEIVED-NOT REVIEWED
                                                                               UNIFORM CODE 3         NOT RECEIVED-NOT REVIEWED

           61 MERCADO AT SCOTTSDALE RANCH         ON HAND                      AALR TO TRUST          NOT RECEIVED-NOT REVIEWED
                                                                               GENERAL ASSIGNT        NOT RECEIVED-NOT REVIEWED

                                                                               ASSN TO TRST           NOT RECEIVED-NOT REVIEWED

----------------------------------------------------------------------------------------------------------------------------------


  Loan Number Last Name                           Exception Item
                                                  BROS TO TRUSTEE
           38 VPMC, LTD                           0702 - Document is missing
                                                  3510 - Copy only in file - UNRECORDED COPY
                                                  1619 - Original in file but not recorded

           39 SHERIFF, LLC                        1619 - Original in file but not recorded
                                                  0702 - Document is missing
                                                  0702 - Document is missing
                                                  1619 - Original in file but not recorded
                                                  3312 - Endorsement(s) are missing or
                                                  incorrect. - MISSING ENDORSEMENT TO BLANK OR
                                                  LASALLE AS TRUSTEE
                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing - PROFORMA COPY IN
                                                  FILE
                                                  0702 - Document is missing
                                                  0702 - Document is missing
                                                  3510 - Copy only in file - UNRECORDED COPY

           53 ONE CENTURY TOWER                   0702 - Document is missing
                                                  0702 - Document is missing
                                                  0702 - Document is missing - GENERAL
                                                  ASSIGNMENT TO TRUSTEE
                                                  0702 - Document is missing - ASSIGNMENT OF
                                                  MORTGAGE TO TRUSTEE
                                                  0702 - Document is missing
                                                  0702 - Document is missing - MISSING NOTE AND
                                                  ENDORSEMENTS

                                                  0702 - Document is missing
                                                  0702 - Document is missing
                                                  0702 - Document is missing

           61 MERCADO AT SCOTTSDALE RANCH         0702 - Document is missing
                                                  0702 - Document is missing - GENERAL
                                                  ASSIGNMENT TO TRUSTEE
                                                  0702 - Document is missing - ASSIGNMENT OF

------------------------------------------------------------------------------------------------
LaSalle National Bank                             Run By: HENRIKSO                      03/20/98
Report: POOL CERTIFICATION STATUS REPORT          Set/Report/Ver: MAIN / CL01 / X        9:47 am

  Loan Number Last Name                           Loan Status                  Document               Document Status

           61 MERCADO AT SCOTTSDALE RANCH                                      NOTE INSTRUMENT        RECEIVED    -REVIEWED


                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED
                                                                               UNIFORM CODE 3         RECEIVED    -REVIEWED

                                                                                    Doc Memo:Have assignment to blank.

           63 PLAZA RIOS, LTD                     ON HAND                      A/A OF LEAS/RTS        RECEIVED    -REVIEWED
                                                                                    Doc Memo:Holiday Fenoglio to Lehman
                                                                               AALR TO TRUST          NOT RECEIVED-NOT REVIEWED
                                                                               INTERIM ASSN 1         RECEIVED    -REVIEWED
                                                                                    Doc Memo:Holiday Fengolio to: Lehman Brothers
                                                                               GENERAL ASSIGNT        NOT RECEIVED-NOT REVIEWED

                                                                                    Doc Memo:MISSING LEHMAN TO TRUSTEE
                                                                               ASSN TO TRST           NOT RECEIVED-NOT REVIEWED

                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED


                                                                                    Doc Memo:Plaza Rios to Holliday Fenoglio
                                                                                             Allonge: Holiday Fenoglio to Lehman
                                                                               UNIFORM CODE 3         NOT RECEIVED-NOT REVIEWED

           65 FAIRCREST, INC                      ON HAND                      AALR TO TRUST          NOT RECEIVED-NOT REVIEWED
                                                                               GENERAL ASSIGNT        RECEIVED    -REVIEWED

                                                                               ASSN TO TRST           RECEIVED    -REVIEWED

                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED




                                                                               UC3 TO TST-CTY         NOT RECEIVED-NOT REVIEWED
                                                                               UC3 TO TST-ST          NOT RECEIVED-NOT REVIEWED


----------------------------------------------------------------------------------------------------------------------------------


  Loan Number Last Name                           Exception Item
                                                  MORTGAGE TO TRUSTEE
           61 MERCADO AT SCOTTSDALE RANCH         3313 - Endorsement(s) is incomplete - Have
                                                  endorsement to blank, missing endorsement to
                                                  Lasalle
                                                  0702 - Document is missing
                                                  0702 - Document is missing


           63 PLAZA RIOS, LTD                     3510 - Copy only in file - Unrecorded Copy

                                                  0702 - Document is missing
                                                  3510 - Copy only in file - Unrecorded Copy
                                                  Holding, Inc.
                                                  0702 - Document is missing - GENERAL
                                                  ASSIGNMENT TO TRUSTEE FROM LEHMAN

                                                  0702 - Document is missing - ASSIGNMENT OF
                                                  MORTGAGE TO TRUSTEE
                                                  3312 - Endorsement(s) are missing or
                                                  incorrect. - Missing endorsement from Lehman
                                                  to LaSalle or Blank


                                                  0702 - Document is missing

           65 FAIRCREST, INC                      0702 - Document is missing
                                                  0411 - Misc. information - ASSIGNMENT TO BLANK
                                                  SHOULD BE TO LASALLE AS TRUSTEE
                                                  0411 - Misc. information - HAVE ASSIGNMENT TO
                                                  BLANK SHOULD BE TO LASALLE AS TRUSTEE
                                                  3312 - Endorsement(s) are missing or
                                                  incorrect. - MISSING ENDORSEMENT TO BLANK OR
                                                  LASALLE AS TRUSTEE
                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing
                                                  0702 - Document is missing


------------------------------------------------------------------------------------------------
LaSalle National Bank                             Run By: HENRIKSO                      03/20/98
Report: POOL CERTIFICATION STATUS REPORT          Set/Report/Ver: MAIN / CL01 / X        9:47 am

  Loan Number Last Name                           Loan Status                  Document               Document Status
           73 ASHLEY WOODS APARTMENTS             ON HAND                      AALR TO TRUST          NOT RECEIVED-NOT REVIEWED
                                                                               ASMT RENT/LEASE        RECEIVED    -REVIEWED
                                                                               GENERAL ASSIGNT        NOT RECEIVED-NOT REVIEWED

                                                                               ASSN TO TRST           NOT RECEIVED-NOT REVIEWED

                                                                               MORTGAGE               RECEIVED    -REVIEWED
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED




                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED

                                                                               UNIFORM CODE 3         NOT RECEIVED-NOT REVIEWED
                                                                               UCC-1-COUNTY           NOT RECEIVED-NOT REVIEWED
                                                                               UCC-1 - STATE          RECEIVED    -REVIEWED

           85 GSSW-REO DALLAS, LP                 ON HAND                      GENERAL ASSIGNT        NOT RECEIVED-NOT REVIEWED
                                                                               ASSN TO TRST           NOT RECEIVED-NOT REVIEWED
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED




                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED
                                                                               UC3 TO TST-CTY         NOT RECEIVED-NOT REVIEWED
                                                                               UC3 TO TST-ST          NOT RECEIVED-NOT REVIEWED

           87 GATEWAY PLAZA ASSOCIATES, LP        ON HAND                      AALR TO TRUST          RECEIVED    -REVIEWED

                                                                               GENERAL ASSIGNT        RECEIVED    -REVIEWED

                                                                               ASSN TO TRST           RECEIVED    -REVIEWED

                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED

----------------------------------------------------------------------------------------------------------------------------------


  Loan Number Last Name                           Exception Item
           73 ASHLEY WOODS APARTMENTS             0702 - Document is missing
                                                  1619 - Original in file but not recorded
                                                  0702 - Document is missing - GENERAL
                                                  ASSIGNMENT TO TRUSTEE
                                                  0702 - Document is missing - ASSIGNMENT OF
                                                  MORTGAGE TO TRUSTEE
                                                  1619 - Original in file but not recorded
                                                  3312 - Endorsement(s) are missing or
                                                  incorrect. - MISSING ENDORSEMENT FROM LEHMAN
                                                  BROS TO BLANK OR TRUSTEE
                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing - COPY OF MARKED UP
                                                  COMMITMENT IN FILE
                                                  0702 - Document is missing
                                                  0702 - Document is missing
                                                  3510 - Copy only in file - UNRECORDED COPY

           85 GSSW-REO DALLAS, LP                 0702 - Document is missing
                                                  0702 - Document is missing
                                                  3312 - Endorsement(s) are missing or
                                                  incorrect. - MISSING ENDORSEMENT TO BLANK OR
                                                  LASALLE AS TRUSTEE
                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing
                                                  0702 - Document is missing
                                                  0702 - Document is missing

           87 GATEWAY PLAZA ASSOCIATES, LP        0411 - Misc. information - ASSIGNMENT TO BLANK
                                                  SHOULD BE TO LASALLE AS TRUSTEE
                                                  0411 - Misc. information - ASSIGNMENT TO BLANK
                                                  SHOULD BE TO LASALLE AS TRUSTEE
                                                  0411 - Misc. information - ASSIGNMENT TO BLANK
                                                  SHOULD BE TO LASALLE AS TRUSTEE
                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE


------------------------------------------------------------------------------------------------
LaSalle National Bank                             Run By: HENRIKSO                      03/20/98
Report: POOL CERTIFICATION STATUS REPORT          Set/Report/Ver: MAIN / CL01 / X        9:47 am

  Loan Number Last Name                           Loan Status                  Document               Document Status
           95 NORTHWOOD PROPERTIES, LTD           ON HAND                      AALR TO TRUST          RECEIVED    -REVIEWED

                                                                               GENERAL ASSIGNT        RECEIVED    -REVIEWED

                                                                               ASSN TO TRST           RECEIVED    -REVIEWED

                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               UNIFORM CODE 3         RECEIVED    -REVIEWED

           98 CLEARWATER SHOPPES SHOPPING CENTER  ON HAND                      AALR TO TRUST          NOT RECEIVED-NOT REVIEWED
                                                                               ASMT RENT/LEASE        NOT RECEIVED-NOT REVIEWED
                                                                               GENERAL ASSIGNT        NOT RECEIVED-NOT REVIEWED

                                                                               ASSN TO TRST           NOT RECEIVED-NOT REVIEWED

                                                                               MORTGAGE               NOT RECEIVED-NOT REVIEWED
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED


                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED
                                                                               UCC1-FIN. STMT.        NOT RECEIVED-NOT REVIEWED
                                                                               UNIFORM CODE 3         NOT RECEIVED-NOT REVIEWED

          101 MARA GATEWAY ASSOCIATES LP          ON HAND                      AALR TO TRUST          NOT RECEIVED-NOT REVIEWED
                                                                               ASMT RENT/LEASE        NOT RECEIVED-NOT REVIEWED
                                                                               GENERAL ASSIGNT        NOT RECEIVED-NOT REVIEWED

                                                                               ASSN TO TRST           NOT RECEIVED-NOT REVIEWED

                                                                               MORTGAGE               NOT RECEIVED-NOT REVIEWED
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED


                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED
                                                                               UCC1-FIN. STMT.        NOT RECEIVED-NOT REVIEWED
                                                                               UNIFORM CODE 3         NOT RECEIVED-NOT REVIEWED
----------------------------------------------------------------------------------------------------------------------------------


  Loan Number Last Name                           Exception Item
           95 NORTHWOOD PROPERTIES, LTD           0411 - Misc. information - ASSIGNMENT TO BLANK
                                                  SHOULD BE TO LASALLE AS TRUSTEE
                                                  0411 - Misc. information - ASSIGNMENT TO BLANK
                                                  SHOULD BE TO LASALLE AS TRUSTEE
                                                  0411 - Misc. information - ASSIGNMENT TO BLANK
                                                  SHOULD BE TO LASALLE AS TRUSTEE
                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  3510 - Copy only in file - UNRECORDED COPY

           98 CLEARWATER SHOPPES SHOPPING CENTER  0702 - Document is missing
                                                  0702 - Document is missing
                                                  0702 - Document is missing - GENERAL
                                                  ASSIGNMENT TO TRUSTEE
                                                  0702 - Document is missing - ASSIGNMENT OF
                                                  MORTGAGE TO TRUSTEE
                                                  0702 - Document is missing
                                                  3312 - Endorsement(s) are missing or
                                                  incorrect. - MISSING ENDORSEMENT TO BLANK OR
                                                  TRUSTEE
                                                  0702 - Document is missing
                                                  0702 - Document is missing
                                                  0702 - Document is missing

          101 MARA GATEWAY ASSOCIATES LP          0702 - Document is missing
                                                  0702 - Document is missing
                                                  0702 - Document is missing - GENERAL
                                                  ASSIGNMENT TO TRUSTEE
                                                  0702 - Document is missing - ASSIGNMENT OF
                                                  MORTGAGE TO TRUSTEE
                                                  0702 - Document is missing
                                                  3312 - Endorsement(s) are missing or
                                                  incorrect. - MISSING ENDORSEMENT TO BLANK OR
                                                  TRUSTEE
                                                  0702 - Document is missing
                                                  0702 - Document is missing
                                                  0702 - Document is missing
------------------------------------------------------------------------------------------------
LaSalle National Bank                             Run By: HENRIKSO                      03/20/98
Report: POOL CERTIFICATION STATUS REPORT          Set/Report/Ver: MAIN / CL01 / X        9:47 am

  Loan Number Last Name                           Loan Status                  Document               Document Status
          106 TOWN PARC-REO LP                    ON HAND                      GENERAL ASSIGNT        NOT RECEIVED-NOT REVIEWED
                                                                               ASSN TO TRST           NOT RECEIVED-NOT REVIEWED

                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED




                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED

                                                                               UC3 TO TST-CTY         NOT RECEIVED-NOT REVIEWED
                                                                               UC3 TO TST-ST          NOT RECEIVED-NOT REVIEWED

          113 LAUDERDALE TOWERS-REO LP            ON HAND                      GENERAL ASSIGNT        NOT RECEIVED-NOT REVIEWED
                                                                               ASSN TO TRST           NOT RECEIVED-NOT REVIEWED

                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED




                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED

                                                                               UC3 TO TST-CTY         NOT RECEIVED-NOT REVIEWED
                                                                               UC3 TO TST-ST          NOT RECEIVED-NOT REVIEWED
                                                                               UCC-1 - STATE          NOT RECEIVED-NOT REVIEWED

          116 CARRIAGE HILLS EAST APARTMENTS      ON HAND                      AALR TO TRUST          NOT RECEIVED-NOT REVIEWED
                                                                               ASMT RENT/LEASE        RECEIVED    -REVIEWED
                                                                               GENERAL ASSIGNT        NOT RECEIVED-NOT REVIEWED

                                                                               ASSN TO TRST           NOT RECEIVED-NOT REVIEWED

                                                                               MORTGAGE               RECEIVED    -REVIEWED
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED
----------------------------------------------------------------------------------------------------------------------------------


  Loan Number Last Name                           Exception Item
          106 TOWN PARC-REO LP                    0702 - Document is missing
                                                  0702 - Document is missing - MISSING
                                                  ASSIGNMENT TO LASALLE
                                                  3312 - Endorsement(s) are missing or
                                                  incorrect. - MISSING ENDORSEMENT TO BLANK OR
                                                  LASALLE AS TRUSTEE
                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing - Proforma copy in
                                                  file
                                                  0702 - Document is missing
                                                  0702 - Document is missing

          113 LAUDERDALE TOWERS-REO LP            0702 - Document is missing
                                                  0702 - Document is missing - MISSING
                                                  ASSIGNMENT TO LASALLE
                                                  3312 - Endorsement(s) are missing or
                                                  incorrect. - MISSING ENDORSEMENT TO BLANK OR
                                                  LASALLE AS TRUSTEE
                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing - Proforma copy in
                                                  file
                                                  0702 - Document is missing
                                                  0702 - Document is missing
                                                  0702 - Document is missing

          116 CARRIAGE HILLS EAST APARTMENTS      0702 - Document is missing
                                                  1619 - Original in file but not recorded
                                                  0702 - Document is missing - GENERAL
                                                  ASSIGNMENT TO TRUSTEE
                                                  0702 - Document is missing - ASSIGNMENT OF
                                                  MORTGAGE TO TRUSTEE
                                                  1619 - Original in file but not recorded
                                                  3312 - Endorsement(s) are missing or
                                                  incorrect. - MISSING ENDORSEMENTS FROM LEHMAN
                                                  BROS TO BLANK OR TRUSTEE
                                                  3313 - Endorsement(s) is incomplete - LEHMAN

------------------------------------------------------------------------------------------------
LaSalle National Bank                             Run By: HENRIKSO                      03/20/98
Report: POOL CERTIFICATION STATUS REPORT          Set/Report/Ver: MAIN / CL01 / X        9:47 am

  Loan Number Last Name                           Loan Status                  Document               Document Status
          116 CARRIAGE HILLS EAST APARTMENTS                                   TITLE POLICY           NOT RECEIVED-NOT REVIEWED

                                                                               UNIFORM CODE 3         NOT RECEIVED-NOT REVIEWED
                                                                               UCC-1-COUNTY           RECEIVED    -REVIEWED
                                                                               UCC-1 - STATE          RECEIVED    -REVIEWED

          136 SOUTH PORT APARTMENTS               ON HAND                      AALR TO TRUST          NOT RECEIVED-NOT REVIEWED
                                                                               ASMT RENT/LEASE        RECEIVED    -REVIEWED
                                                                               GENERAL ASSIGNT        NOT RECEIVED-NOT REVIEWED

                                                                               ASSN TO TRST           NOT RECEIVED-NOT REVIEWED

                                                                               MORTGAGE               RECEIVED    -REVIEWED
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED




                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED

                                                                               UCC1-FIN. STMT.        RECEIVED    -REVIEWED
                                                                               UNIFORM CODE 3         NOT RECEIVED-NOT REVIEWED

          143 BROOKSIDE INDUSTRIAL CENTER         ON HAND                      AALR TO TRUST          NOT RECEIVED-NOT REVIEWED
                                                                               ASMT RENT/LEASE        NOT RECEIVED-NOT REVIEWED
                                                                               GENERAL ASSIGNT        NOT RECEIVED-NOT REVIEWED

                                                                               ASSN TO TRST           NOT RECEIVED-NOT REVIEWED

                                                                               MORTGAGE               NOT RECEIVED-NOT REVIEWED
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED


                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED
                                                                               UCC1-FIN. STMT.        NOT RECEIVED-NOT REVIEWED
                                                                               UNIFORM CODE 3         NOT RECEIVED-NOT REVIEWED
----------------------------------------------------------------------------------------------------------------------------------


  Loan Number Last Name                           Exception Item
                                                  BROS TO TRUSTEE
          116 CARRIAGE HILLS EAST APARTMENTS      0702 - Document is missing - COPY OF MARKED UP
                                                  COMMITMENT
                                                  0702 - Document is missing
                                                  3510 - Copy only in file - UNRECORDED
                                                  3510 - Copy only in file - UNRECORDED

          136 SOUTH PORT APARTMENTS               0702 - Document is missing
                                                  1619 - Original in file but not recorded
                                                  0702 - Document is missing - GENERAL
                                                  ASSIGNMENT TO TRUSTEE
                                                  0702 - Document is missing - ASSIGNMENT OF
                                                  MORTGAGE TO TRUSTEE
                                                  1619 - Original in file but not recorded
                                                  3312 - Endorsement(s) are missing or
                                                  incorrect. - MISSING ENDORSEMENT FROM LEHMAN
                                                  BROS TO BLANK OR TRUSTEE
                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing - COPY OF MARKED UP
                                                  COMMITMENT IN FILE
                                                  3510 - Copy only in file - UNRECORDED COPY
                                                  0702 - Document is missing

          143 BROOKSIDE INDUSTRIAL CENTER         0702 - Document is missing
                                                  0702 - Document is missing
                                                  0702 - Document is missing - GENERAL
                                                  ASSIGNMENT TO TRUSTEE
                                                  0702 - Document is missing - ASSIGNMENT OF
                                                  MORTGAGE TO TRUSTEE
                                                  0702 - Document is missing
                                                  3312 - Endorsement(s) are missing or
                                                  incorrect. - MISSING ENDORSEMENT TO BLANK OR
                                                  TRUSTEE
                                                  0702 - Document is missing
                                                  0702 - Document is missing
                                                  0702 - Document is missing


------------------------------------------------------------------------------------------------
LaSalle National Bank                             Run By: HENRIKSO                      03/20/98
Report: POOL CERTIFICATION STATUS REPORT          Set/Report/Ver: MAIN / CL01 / X        9:47 am

  Loan Number Last Name                           Loan Status                  Document               Document Status
          152 COLISEUM SHOPPES                    ON HAND                      A/A OF LEAS/RTS        RECEIVED    -REVIEWED

                                                                               ASMT RENT/LEASE        RECEIVED    -REVIEWED
                                                                               CORP. ASSIGNMNT        RECEIVED    -REVIEWED

                                                                               MORTGAGE               RECEIVED    -REVIEWED
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED


                                                                               UCC-1-COUNTY           RECEIVED    -REVIEWED


          157 DAVENPORT INVESTORS, LLC            ON HAND                      AALR TO TRUST          NOT RECEIVED-NOT REVIEWED
                                                                               ASMT RENT/LEASE        NOT RECEIVED-NOT REVIEWED
                                                                               GENERAL ASSIGNT        NOT RECEIVED-NOT REVIEWED

                                                                               ASSN TO TRST           NOT RECEIVED-NOT REVIEWED

                                                                               MORTGAGE               NOT RECEIVED-NOT REVIEWED
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED


                                                                                    Doc Memo:MISSING ENDORSEMENTS FROM NORTHLAND
                                                                                    FINANCIAL COMPANY TO LEHMAN BROTHERS; LEHMAN
                                                                                             BROTHERS TO BLANK OR TRUSTEE
                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED
                                                                               UCC1-FIN. STMT.        NOT RECEIVED-NOT REVIEWED
                                                                               UNIFORM CODE 3         NOT RECEIVED-NOT REVIEWED

          190 ROI HIGHLAND LLC                    ON HAND                      GENERAL ASSIGNT        NOT RECEIVED-NOT REVIEWED
                                                                               ASSN TO TRST           NOT RECEIVED-NOT REVIEWED
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED




                                                                               UC3 TO TST-CTY         NOT RECEIVED-NOT REVIEWED
                                                                               UC3 TO TST-ST          NOT RECEIVED-NOT REVIEWED
----------------------------------------------------------------------------------------------------------------------------------


  Loan Number Last Name                           Exception Item
          152 COLISEUM SHOPPES                    3510 - Copy only in file - Unrecorded copy in
                                                  file only
                                                  1619 - Original in file but not recorded
                                                  3510 - Copy only in file - Unrecorded copy in
                                                  file only
                                                  1619 - Original in file but not recorded
                                                  3312 - Endorsement(s) are missing or
                                                  incorrect. - MISSING ENDORSEMENT TO BLANK OR
                                                  TRUSTEE
                                                  0411 - Misc. information - Unrecorded copy in
                                                  file only

          157 DAVENPORT INVESTORS, LLC            0702 - Document is missing
                                                  0702 - Document is missing
                                                  0702 - Document is missing - GENERAL
                                                  ASSIGNMENT TO TRUSTEE
                                                  0702 - Document is missing - ASSIGNMENT OF
                                                  MORTGAGE TO TRUSTEE
                                                  0702 - Document is missing
                                                  3312 - Endorsement(s) are missing or
                                                  incorrect. - MISSING ENDORSEMENTS FROM
                                                  NORTHLAND FINANCIAL TO BLANK
                                                  0702 - Document is missing
                                                  0702 - Document is missing
                                                  0702 - Document is missing

          190 ROI HIGHLAND LLC                    0702 - Document is missing
                                                  0702 - Document is missing
                                                  3312 - Endorsement(s) are missing or
                                                  incorrect. - MISSING ENDORSEMENT TO BLANK OR
                                                  LASALLE AS TRUSTEE
                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing
                                                  0702 - Document is missing
------------------------------------------------------------------------------------------------
LaSalle National Bank                             Run By: HENRIKSO                      03/20/98
Report: POOL CERTIFICATION STATUS REPORT          Set/Report/Ver: MAIN / CL01 / X        9:47 am

  Loan Number Last Name                           Loan Status                  Document               Document Status
          191 MOBILE ONE MOBILE HOME PARK         ON HAND                      AALR TO TRUST          NOT RECEIVED-NOT REVIEWED
                                                                               ASMT RENT/LEASE        NOT RECEIVED-NOT REVIEWED
                                                                               GENERAL ASSIGNT        NOT RECEIVED-NOT REVIEWED

                                                                               ASSN TO TRST           NOT RECEIVED-NOT REVIEWED

                                                                               MORTGAGE               NOT RECEIVED-NOT REVIEWED
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED


                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED
                                                                               UCC1-FIN. STMT.        NOT RECEIVED-NOT REVIEWED
                                                                               UNIFORM CODE 3         NOT RECEIVED-NOT REVIEWED

          193 SCOTCH PINES EAST APARTMENTS        ON HAND                      AALR TO TRUST          NOT RECEIVED-NOT REVIEWED
                                                                               GENERAL ASSIGNT        NOT RECEIVED-NOT REVIEWED

                                                                               ASSN TO TRST           NOT RECEIVED-NOT REVIEWED

                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED




                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED

                                                                               UNIFORM CODE 3         NOT RECEIVED-NOT REVIEWED
                                                                               UCC-1-COUNTY           NOT RECEIVED-NOT REVIEWED


          194 GSSW-REO PEBBLE CREEK               ON HAND                      ASMT RENT/LEASE        RECEIVED    -REVIEWED
                                                                               GENERAL ASSIGNT        NOT RECEIVED-NOT REVIEWED
                                                                               ASSN TO TRST           NOT RECEIVED-NOT REVIEWED
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED
----------------------------------------------------------------------------------------------------------------------------------


  Loan Number Last Name                           Exception Item
          191 MOBILE ONE MOBILE HOME PARK         0702 - Document is missing
                                                  0702 - Document is missing
                                                  0702 - Document is missing - GENERAL
                                                  ASSIGNMENT TO TRUSTEE
                                                  0702 - Document is missing - ASSIGNMENT OF
                                                  MORTGAGE TO TRUSTEE
                                                  0702 - Document is missing
                                                  3312 - Endorsement(s) are missing or
                                                  incorrect. - MISSING ENDORSEMENT TO BLANK OR
                                                  TRUSTEE
                                                  0702 - Document is missing
                                                  0702 - Document is missing
                                                  0702 - Document is missing

          193 SCOTCH PINES EAST APARTMENTS        0702 - Document is missing
                                                  0702 - Document is missing - GENERAL
                                                  ASSIGNMENT TO TRUSTEE
                                                  0702 - Document is missing - ASSIGNMENT OF
                                                  MORTGAGE TO TRUSTEE
                                                  3312 - Endorsement(s) are missing or
                                                  incorrect. - MISSING ENDORSEMENT FROM LEHMAN
                                                  BROS TO BLANK OR TRUSTEE
                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing - COPY OF MARKED UP
                                                  COMMITMENT IN FILE
                                                  0702 - Document is missing
                                                  0702 - Document is missing - FILING FOR
                                                  LARIMER COUNTY, COLORADO

          194 GSSW-REO PEBBLE CREEK               1619 - Original in file but not recorded
                                                  0702 - Document is missing
                                                  0702 - Document is missing
                                                  3312 - Endorsement(s) are missing or
                                                  incorrect. - MISSING ENDORSEMENT TO BLANK OR
                                                  LASALE AS TRUSTEE
                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
------------------------------------------------------------------------------------------------
LaSalle National Bank                             Run By: HENRIKSO                      03/20/98
Report: POOL CERTIFICATION STATUS REPORT          Set/Report/Ver: MAIN / CL01 / X        9:47 am

  Loan Number Last Name                           Loan Status                  Document               Document Status
          194 GSSW-REO PEBBLE CREEK                                            TITLE POLICY           NOT RECEIVED-NOT REVIEWED
                                                                               UC3 TO TST-CTY         NOT RECEIVED-NOT REVIEWED
                                                                               UC3 TO TST-ST          NOT RECEIVED-NOT REVIEWED
                                                                               UCC1-FIN. STMT.        RECEIVED    -REVIEWED

          196 STONE HOLLOW-REO, LP                ON HAND                      GENERAL ASSIGNT        NOT RECEIVED-NOT REVIEWED
                                                                               ASSN TO TRST           NOT RECEIVED-NOT REVIEWED

                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED




                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED


                                                                               UC3 TO TST-CTY         NOT RECEIVED-NOT REVIEWED


                                                                               UC3 TO TST-ST          NOT RECEIVED-NOT REVIEWED


          209 VALLEY VIEW HACIENDA BUS. PARK II   ON HAND                      CORP. ASSIGNMNT        RECEIVED    -REVIEWED
                                                                                    Doc Memo:Lehman to Blank
                                                                               GENERAL ASSIGNT        RECEIVED    -REVIEWED

                                                                                    Doc Memo:Ward Cook to Lehman
                                                                               ASSN TO TRST           NOT RECEIVED-NOT REVIEWED


                                                                               NOTE INSTRUMENT        RECEIVED -REVIEWED



                                                                               UNIFORM CODE 3         NOT RECEIVED-NOT REVIEWED

          220 JEFFERSON PARK APARTMENTS (I)       ON HAND                      AALR TO TRUST          NOT RECEIVED-NOT REVIEWED
                                                                               ASMT RENT/LEASE        NOT RECEIVED-NOT REVIEWED
                                                                               GENERAL ASSIGNT        NOT RECEIVED-NOT REVIEWED

                                                                               ASSN TO TRST           NOT RECEIVED-NOT REVIEWED
----------------------------------------------------------------------------------------------------------------------------------


  Loan Number Last Name                           Exception Item
          194 GSSW-REO PEBBLE CREEK               0702 - Document is missing
                                                  0702 - Document is missing
                                                  0702 - Document is missing
                                                  3510 - Copy only in file - UNRECORDED COPY

          196 STONE HOLLOW-REO, LP                0702 - Document is missing
                                                  0702 - Document is missing - MISSING
                                                  ASSIGNMENT TO LASALLE OR BLANK
                                                  3312 - Endorsement(s) are missing or
                                                  incorrect. - MISSING ENDORSEMENT TO BLANK OR
                                                  LASALLE AS TRUSTEE
                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing - Specimen copy in
                                                  file

                                                  0702 - Document is missing - MISSING
                                                  ASSIGNMENT TO LASALLE

                                                  0702 - Document is missing - MISSING
                                                  ASSIGNMENT TO LASALLE

          209 VALLEY VIEW HACIENDA BUS. PARK II   0700 - Signatures missing - Not Signed

                                                  0700 - Signatures missing - Missing Signature
                                                  of assignment for Lehman to Blank

                                                  0702 - Document is missing - ASSIGNMENT OF
                                                  MORTGAGE TO TRUSTEE

                                                  0700 - Signatures missing - Missing Signature
                                                  on allonge from Lehman to Blank
                                                  3313 - Endorsement(s) is incomplete -
                                                  Missing endorsement to Trustee
                                                  0702 - Document is missing

          220 JEFFERSON PARK APARTMENTS (I)       0702 - Document is missing
                                                  0702 - Document is missing
                                                  0702 - Document is missing - GENERAL
                                                  ASSIGNMENT TO TRUSTEE
                                                  0702 - Document is missing - ASSIGNMENT OF

------------------------------------------------------------------------------------------------
LaSalle National Bank                             Run By: HENRIKSO                      03/20/98
Report: POOL CERTIFICATION STATUS REPORT          Set/Report/Ver: MAIN / CL01 / X        9:47 am

  Loan Number Last Name                           Loan Status                  Document               Document Status
          220 JEFFERSON PARK APARTMENTS (I)                                    MORTGAGE               NOT RECEIVED-NOT REVIEWED
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED


                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED
                                                                               UCC1-FIN. STMT.        NOT RECEIVED-NOT REVIEWED
                                                                               UNIFORM CODE 3         NOT RECEIVED-NOT REVIEWED

          231 JEFFERSON PARK APARTMENTS (II)      ON HAND                      AALR TO TRUST          NOT RECEIVED-NOT REVIEWED
                                                                               ASMT RENT/LEASE        NOT RECEIVED-NOT REVIEWED
                                                                               GENERAL ASSIGNT        NOT RECEIVED-NOT REVIEWED

                                                                               ASSN TO TRST           NOT RECEIVED-NOT REVIEWED

                                                                               MORTGAGE               NOT RECEIVED-NOT REVIEWED
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED


                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED
                                                                               UCC1-FIN. STMT.        NOT RECEIVED-NOT REVIEWED
                                                                               UNIFORM CODE 3         NOT RECEIVED-NOT REVIEWED

          235 POWER MEDICAL LLC                   ON HAND                      ASMT RENT/LEASE        RECEIVED    -REVIEWED
                                                                               GENERAL ASSIGNT        NOT RECEIVED-NOT REVIEWED
                                                                               ASSN TO TRST           RECEIVED    -REVIEWED

                                                                               MORTGAGE               RECEIVED    -REVIEWED
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED





          240 WOODBERRY FOREST-REO, LP            ON HAND                      GENERAL ASSIGNT        NOT RECEIVED-NOT REVIEWED
                                                                               ASSN TO TRST           NOT RECEIVED-NOT REVIEWED

                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED
----------------------------------------------------------------------------------------------------------------------------------


  Loan Number Last Name                           Exception Item
                                                  MORTGAGE TO TRUSTEE
          220 JEFFERSON PARK APARTMENTS (I)       0702 - Document is missing
                                                  3312 - Endorsement(s) are missing or
                                                  incorrect. - MISSING ENDORSEMENT TO BLANK OR
                                                  TRUSTEE
                                                  0702 - Document is missing
                                                  0702 - Document is missing
                                                  0702 - Document is missing

          231 JEFFERSON PARK APARTMENTS (II)      0702 - Document is missing
                                                  0702 - Document is missing
                                                  0702 - Document is missing - GENERAL
                                                  ASSIGNMENT TO TRUSTEE
                                                  0702 - Document is missing - ASSIGNMENT OF
                                                  MORTGAGE TO TRUSTEE
                                                  0702 - Document is missing
                                                  3312 - Endorsement(s) are missing or
                                                  incorrect. - MISSING ENDORSEMENT TO BLANK OR
                                                  TRUSTEE
                                                  0702 - Document is missing
                                                  0702 - Document is missing
                                                  0702 - Document is missing

          235 POWER MEDICAL LLC                   1619 - Original in file but not recorded
                                                  0702 - Document is missing
                                                  0411 - Misc. information - ASSIGNMENT TO BLANK
                                                  SHOULD BE TO LASALLE AS TRUSTEE
                                                  1619 - Original in file but not recorded
                                                  3312 - Endorsement(s) are missing or
                                                  incorrect. - MISSING ENDORSEMENT TO BLANK OR
                                                  LASALLE AS TRUSTEE
                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE

          240 WOODBERRY FOREST-REO, LP            0702 - Document is missing
                                                  0702 - Document is missing - MISSING
                                                  ASSIGNMENT TO LASALLE
                                                  3313 - Endorsement(s) is incomplete - LEHMAN
------------------------------------------------------------------------------------------------
LaSalle National Bank                             Run By: HENRIKSO                      03/20/98
Report: POOL CERTIFICATION STATUS REPORT          Set/Report/Ver: MAIN / CL01 / X        9:47 am

  Loan Number Last Name                           Loan Status                  Document               Document Status
          240 WOODBERRY FOREST-REO, LP                                         TITLE POLICY           NOT RECEIVED-NOT REVIEWED


                                                                               UC3 TO TST-CTY         NOT RECEIVED-NOT REVIEWED
                                                                               UCC-1 - STATE          RECEIVED    -REVIEWED

         RB22 SEABOARD EQUITIES, LLC              ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               UCC1-FIN. STMT.        NOT RECEIVED-NOT REVIEWED
                                                                               UNIFORM CODE 3         RECEIVED    -REVIEWED


         RB23 REAL ESTATE 2000 ASSOC., L.P.       ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               UNIFORM CODE 3         RECEIVED    -REVIEWED


         RB24 SEABOARD SHELTON INVESTORS, LLC     ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               UCC1-FIN. STMT.        RECEIVED    -REVIEWED
                                                                                    Doc Memo:filed in Town of Shelton, Connecticut
                                                                               UNIFORM CODE 3         RECEIVED    -REVIEWED


         RB25 SEABOARD STAMFORD INVESTOR ASSOC.   ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED

                                                                               UCC1-FIN. STMT.        RECEIVED    -REVIEWED
                                                                               UNIFORM CODE 3         RECEIVED    -REVIEWED


         RB26 THREE STAMFORD LANDINGS ASSOC., LLC ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED

                                                                               UCC1-FIN. STMT.        RECEIVED    -REVIEWED
                                                                               UNIFORM CODE 3         RECEIVED    -REVIEWED
----------------------------------------------------------------------------------------------------------------------------------


  Loan Number Last Name                           Exception Item
                                                  BROS TO TRUSTEE
          240 WOODBERRY FOREST-REO, LP            0702 - Document is missing - Proforma copy in
                                                  file

                                                  0702 - Document is missing
                                                  3510 - Copy only in file - UNRECORDED COPY

         RB22 SEABOARD EQUITIES, LLC              3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing
                                                  0411 - Misc. information - ONLY 1 UCC3
                                                  PROVIDED

         RB23 REAL ESTATE 2000 ASSOC., L.P.       3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0411 - Misc. information - ONLY 1 UCC3
                                                  PROVIDED

         RB24 SEABOARD SHELTON INVESTORS, LLC     3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  UCCM - UCC1 COUNTY FILING IS MISSING

                                                  0411 - Misc. information - ONLY ONE UCC3
                                                  PROVIDED

         RB25 SEABOARD STAMFORD INVESTOR ASSOC.   3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing - Commitment in
                                                  file
                                                  0411 - Misc. information - ONLY 1 UCC1
                                                  0411 - Misc. information - ONLY 1 UCC3
                                                  PROVIDED

         RB26 THREE STAMFORD LANDINGS ASSOC., LLC 3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing - Commitment in
                                                  file
                                                  0411 - Misc. information - ONLY 1 UCC1
                                                  0411 - Misc. information - ONLY ONE UCC3

------------------------------------------------------------------------------------------------
LaSalle National Bank                             Run By: HENRIKSO                      03/20/98
Report: POOL CERTIFICATION STATUS REPORT          Set/Report/Ver: MAIN / CL01 / X        9:47 am

  Loan Number Last Name                           Loan Status                  Document               Document Status
         RB30 FSF BAY HARBOUR ASSOCIATES, L.P.    ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                                    Doc Memo:endorsed in blank
                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED
                                                                                    Doc Memo:mark-up policy only

         RB32 FSF WARWICK ASSOCIATES, LP          ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                                   Doc Memo:incl. endorsement from lehman to blank

         RB33 FSF WOOD TRAILS ASSOCIATES, LP      ON HAND                      ACQUISITION ASN        NOT RECEIVED-NOT REVIEWED
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                                    Doc Memo:incl allonge to blank
                                                                               UNIFORM CODE 3         NOT RECEIVED-NOT REVIEWED

         RB35 FSF LAS COLINAS ASSOCIATES, LP      ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                                    Doc Memo:incl allonge to blank
                                                                               UNIFORM CODE 3         NOT RECEIVED-NOT REVIEWED

         RB65 AS VENTURES, INC.                   ON HAND                      ASMT RENT/LEASE        RECEIVED    -REVIEWED
                                                                               ACQUISITION ASN        NOT RECEIVED-NOT REVIEWED
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED




                                                                               OMNIBUS AGREMNT        NOT RECEIVED-NOT REVIEWED
                                                                               UNIFORM CODE 3         NOT RECEIVED-NOT REVIEWED

         RB78 FELICE REALTY COMPANY               ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED
                                                                               UCC1-FIN. STMT.        RECEIVED    -REVIEWED

         RB86 MIDPARC ASSOCIATES, LLC             ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED
----------------------------------------------------------------------------------------------------------------------------------


  Loan Number Last Name                           Exception Item
         RB30 FSF BAY HARBOUR ASSOCIATES, L.P.    3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE

                                                  0702 - Document is missing


         RB32 FSF WARWICK ASSOCIATES, LP          3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE


         RB33 FSF WOOD TRAILS ASSOCIATES, LP      0702 - Document is missing
                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE

                                                  0411 - Misc. information - sig page only

         RB35 FSF LAS COLINAS ASSOCIATES, LP      3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE

                                                  0411 - Misc. information - sig page only

         RB65 AS VENTURES, INC.                   3510 - Copy only in file
                                                  0702 - Document is missing
                                                  3312 - Endorsement(s) are missing or
                                                  incorrect. - MISSING ENDORSEMENT TO BLANK OR
                                                  LASALLE AS TRUSTEE
                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing
                                                  0702 - Document is missing

         RB78 FELICE REALTY COMPANY               3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing
                                                  3510 - Copy only in file

         RB86 MIDPARC ASSOCIATES, LLC             3312 - Endorsement(s) are missing or
                                                  incorrect. - MISSING END FOR CON. NOTE TO
------------------------------------------------------------------------------------------------
LaSalle National Bank                             Run By: HENRIKSO                      03/20/98
Report: POOL CERTIFICATION STATUS REPORT          Set/Report/Ver: MAIN / CL01 / X        9:47 am

  Loan Number Last Name                           Loan Status                  Document               Document Status
         RB86 MIDPARC ASSOCIATES, LLC                                          NOTE INSTRUMENT

                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED
                                                                               UCC1-FIN. STMT.        RECEIVED    -REVIEWED
                    Memo:FILE INCLUDES CONSOLIDATION DOCUMENTS FOR $550,000 EARN-OUT ADVANCE

         RC26 LAKE WAVERLY ASSOCIATES, LP         ON HAND                      A/A OF LEAS/RTS        RECEIVED    -REVIEWED


                                                                               ACQUISITION ASN        RECEIVED    -REVIEWED


                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                                    Doc Memo:ENDORSED TO LEHMAN
                                                                               OMNIBUS AGREMNT        NOT RECEIVED-NOT REVIEWED
                                                                               UCC1-FIN. STMT.        RECEIVED    -REVIEWED
                                                                                    Doc Memo:D:LAKE WAVERLY SP:BANC ONE MORT CAP;

         RC43 MONROE III, LLC                     ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               OMNIBUS AGREMNT        RECEIVED    -REVIEWED


         RC45 DALTEX PERIMETER, INC.              ON HAND                      ASMT RENT/LEASE        RECEIVED    -REVIEWED
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED

                                                                                    Doc Memo:mark-up commitment
                                                                               UCC-1-COUNTY           NOT RECEIVED-NOT REVIEWED

         RC63 OAK RIDGE CORPORATE PARTNERS-I, LP  ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                                    Doc Memo:with allonge to blank
                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED
                                                                               UCC1-FIN. STMT.        NOT RECEIVED-NOT REVIEWED
----------------------------------------------------------------------------------------------------------------------------------


  Loan Number Last Name                           Exception Item
                                                  BLANK OR LASALLE AS TRUSTEE
         RB86 MIDPARC ASSOCIATES, LLC             3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing
                                                  3510 - Copy only in file

         RC26 LAKE WAVERLY ASSOCIATES, LP         UNRC - DOC NOT IN RECORDABLE FORM - NO
                                                  REFERENCE TO ORIG DOCUMENT RECORDING
                                                  INFORMATION
                                                  UNRC - DOC NOT IN RECORDABLE FORM - NO
                                                  REFERENCE TO ORIG DOCUMENT RECORDING
                                                  INFORMATION
                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE

                                                  0702 - Document is missing
                                                  3510 - Copy only in file
                                                  STATE & COUNTY IN FILE

         RC43 MONROE III, LLC                     3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  3510 - Copy only in file - SIGNATURE IS
                                                  PHOTOCOPY

         RC45 DALTEX PERIMETER, INC.              3510 - Copy only in file
                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing - Commitment in
                                                  file

                                                  0702 - Document is missing

         RC63 OAK RIDGE CORPORATE PARTNERS-I, LP  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE

                                                  0702 - Document is missing
                                                  0702 - Document is missing
------------------------------------------------------------------------------------------------
LaSalle National Bank                             Run By: HENRIKSO                      03/20/98
Report: POOL CERTIFICATION STATUS REPORT          Set/Report/Ver: MAIN / CL01 / X        9:47 am

  Loan Number Last Name                           Loan Status                  Document               Document Status
         RC64 OAK RIDGE TECH CTR PARTNERS ONE, LP ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED
                                                                               UCC1-FIN. STMT.        RECEIVED    -REVIEWED



         RC65 OAK RIDGE TECH CTR PARTNERS-TWO, LP ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED
                                                                               UCC1-FIN. STMT.        NOT RECEIVED-NOT REVIEWED

         RC66 OAK RIDGE TECH CTR PARTNERS THREE   ON HAND                      MORTGAGE               RECEIVED    -REVIEWED

                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED

         RC67 OAK RIDGE TECH CTR PARTNERS-FOUR LP ON HAND                      ENVIROMENTL AGR        RECEIVED    -REVIEWED

                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                                    Doc Memo:WITH ALLONGE TO BLANK
                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED
                                                                               UCC1-FIN. STMT.        RECEIVED    -REVIEWED

         RC68 OAK RIDGE TECH CTR PARTNERS-SIX, LP ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED
                                                                               UCC1-FIN. STMT.        RECEIVED    -REVIEWED

         RC73 PAVILION RIVERSIDE LLC              ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED

                                                                               UCC1-FIN. STMT.        NOT RECEIVED-NOT REVIEWED
                                                                               UNIFORM CODE 3         RECEIVED    -REVIEWED
----------------------------------------------------------------------------------------------------------------------------------


  Loan Number Last Name                           Exception Item
         RC64 OAK RIDGE TECH CTR PARTNERS ONE, LP 3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing
                                                  0411 - Misc. information - ONE ONE UCC1-
                                                  UNDETERMINED PLACE OF FILING
                                                  3510 - Copy only in file

         RC65 OAK RIDGE TECH CTR PARTNERS-TWO, LP 3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing
                                                  0702 - Document is missing

         RC66 OAK RIDGE TECH CTR PARTNERS THREE   0700 - Signatures missing - NOTARY SIGS
                                                  MISSING
                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing

         RC67 OAK RIDGE TECH CTR PARTNERS-FOUR LP 0700 - Signatures missing - DOC NOT SIGNED BY
                                                  BORROWER/PRINCIPAL
                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE

                                                  0702 - Document is missing
                                                  3510 - Copy only in file

         RC68 OAK RIDGE TECH CTR PARTNERS-SIX, LP 3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing
                                                  3510 - Copy only in file

         RC73 PAVILION RIVERSIDE LLC              3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing - COPY OF PRO FORMA
                                                  POLICY IN FILE
                                                  0702 - Document is missing
                                                  0411 - Misc. information - only one ucc3
                                                  provided - unknown number/location ucc1
------------------------------------------------------------------------------------------------
LaSalle National Bank                             Run By: HENRIKSO                      03/20/98
Report: POOL CERTIFICATION STATUS REPORT          Set/Report/Ver: MAIN / CL01 / X        9:47 am

  Loan Number Last Name                           Loan Status                  Document               Document Status
         RC80 1OTH NORTH INDUSTRIAL, L.P.         ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED

                                                                               UNIFORM CODE 3         NOT RECEIVED-NOT REVIEWED
                                                                               UCC-1 - STATE          NOT RECEIVED-NOT REVIEWED


         RC91 DEAD RIVER CAUSEWAY, LLC            ON HAND                      ASMT RENT/LEASE        RECEIVED    -REVIEWED
                                                                               MORTGAGE               RECEIVED    -REVIEWED
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED

                                                                               UCC1-FIN. STMT.        RECEIVED    -REVIEWED

         RC92 KABRO OF COOPERBURG, LLC            ON HAND                      A/A OF LEAS/RTS        NOT RECEIVED-NOT REVIEWED
                                                                               ACQUISITION ASN        RECEIVED    -REVIEWED


                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED

                                                                               UCC1-FIN. STMT.        RECEIVED    -REVIEWED



         RD01 MCSALEM VILLAGE, LC                 ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               UNIFORM CODE 3         NOT RECEIVED-NOT REVIEWED
                                                                               UCC-1-COUNTY           NOT RECEIVED-NOT REVIEWED

         RD04 MVP PN                              ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               UCC-1 - STATE          NOT RECEIVED-NOT REVIEWED
----------------------------------------------------------------------------------------------------------------------------------


  Loan Number Last Name                           Exception Item
         RC80 1OTH NORTH INDUSTRIAL, L.P.         3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing - COPY OF PRO FORMA
                                                  POLICY IN FILE
                                                  0702 - Document is missing
                                                  0702 - Document is missing - State filing
                                                  missing

         RC91 DEAD RIVER CAUSEWAY, LLC            3510 - Copy only in file - COPY UNRECORDED
                                                  3510 - Copy only in file - copy unrecorded
                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing - COPY OF PRO FORMA
                                                  COMMITMENT IN FILE
                                                  3510 - Copy only in file - COPY UNRECORDED

         RC92 KABRO OF COOPERBURG, LLC            0702 - Document is missing
                                                  UNRC - DOC NOT IN RECORDABLE FORM - REFERENCE
                                                  TO ORIG MORTGAGE IN ERROR-APPEARS TO BE DOT
                                                  ASMT
                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing - COPY OF PRO FORMA
                                                  POLICY IN FILE
                                                  0700 - Signatures missing - DEBTOR SIGS
                                                  MISSING
                                                  3510 - Copy only in file

         RD01 MCSALEM VILLAGE, LC                 3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing
                                                  0702 - Document is missing

         RD04 MVP PN                              3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing - state filing
------------------------------------------------------------------------------------------------
LaSalle National Bank                             Run By: HENRIKSO                      03/20/98
Report: POOL CERTIFICATION STATUS REPORT          Set/Report/Ver: MAIN / CL01 / X        9:47 am

  Loan Number Last Name                           Loan Status                  Document               Document Status
         RD23 VILLAGE SQUARE EAST LLC             ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED

                                                                               UNIFORM CODE 3         NOT RECEIVED-NOT REVIEWED

         RD26 LAKHA-ALDERWOOD PROPERTIES, LLC     ON HAND                      INTERIM ASSN 1         RECEIVED    -REVIEWED
                                                                                    Doc Memo:WARD COOK TO LEHMAN
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               UCC1-FIN. STMT.        RECEIVED    -REVIEWED
                                                                               INTERIM UCC            NOT RECEIVED-NOT REVIEWED

         RD28 COUNTRY CLUB ASSOCIATES, LP         ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED


         RD49 LOS MARES THEATER PLAZA, LLC        ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED

                                                                               UCC1-FIN. STMT.        RECEIVED    -REVIEWED

                                                                               UNIFORM CODE 3         NOT RECEIVED-NOT REVIEWED
                                                                                    Doc Memo:HOLLIDAY-BLANK

         RD53 UNIVERSITY BUSINESS CENTER, LLC     ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               UCC1-FIN. STMT.        NOT RECEIVED-NOT REVIEWED

         RD56 MATHEWS VENTURES LLC                ON HAND                      MODIFICATION           RECEIVED    -REVIEWED
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED


         RD57 NHM REALTY LLC                      ON HAND                      GUARANTY               RECEIVED    -REVIEWED

                                                                                    Doc Memo:TWO GUARANTY DOCUMENTS IN FILE
                                                                               MODIFICATION           RECEIVED    -REVIEWED
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED
----------------------------------------------------------------------------------------------------------------------------------


  Loan Number Last Name                           Exception Item
         RD23 VILLAGE SQUARE EAST LLC             3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing - COPY OF PRO FORMA
                                                  POLICY IN FILE
                                                  0702 - Document is missing

         RD26 LAKHA-ALDERWOOD PROPERTIES, LLC     3510 - Copy only in file

                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  3510 - Copy only in file
                                                  0702 - Document is missing - WARD COOK-LEHMAN

         RD28 COUNTRY CLUB ASSOCIATES, LP         3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE

         RD49 LOS MARES THEATER PLAZA, LLC        3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing - COPY OF PRO FORMA
                                                  POLICY IN FILE
                                                  1619 - Original in file but not recorded - ONE
                                                  DUPLICATE UCC1 - LOCATION OF FILING UNKNOWN
                                                  0702 - Document is missing - HOLLIDAY-BLANK


         RD53 UNIVERSITY BUSINESS CENTER, LLC     3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing

         RD56 MATHEWS VENTURES LLC                3510 - Copy only in file
                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE

         RD57 NHM REALTY LLC                      0700 - Signatures missing - GUARANTY OF PMT
                                                  DOC NOT SIGNED BY LENDER-FOWLER

                                                  3510 - Copy only in file
                                                  3313 - Endorsement(s) is incomplete - LEHMAN
------------------------------------------------------------------------------------------------
LaSalle National Bank                             Run By: HENRIKSO                      03/20/98
Report: POOL CERTIFICATION STATUS REPORT          Set/Report/Ver: MAIN / CL01 / X        9:47 am

  Loan Number Last Name                           Loan Status                  Document               Document Status
         RD57 NHM REALTY LLC                                                   TITLE POLICY           NOT RECEIVED-NOT REVIEWED


         RD60 GARDENWALK APARTMENTS, LLC          ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED

                                                                               UNIFORM CODE 3         RECEIVED    -REVIEWED


         RD67 AUTO CARE CENTERS OF RED ROAD, INC. ON HAND                      MORTGAGE               RECEIVED    -REVIEWED
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED

                                                                               UCC1-FIN. STMT.        RECEIVED    -REVIEWED

         RD70 AUTO CARE CENTERS OF SOUTHERN BLVD. ON HAND                      ASMT RENT/LEASE        RECEIVED    -REVIEWED
                                                                               MORTGAGE               RECEIVED    -REVIEWED
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED

                                                                               UCC1-FIN. STMT.        RECEIVED    -REVIEWED
                                                                               UNIFORM CODE 3         RECEIVED    -REVIEWED


         RD71 NEWARK CENTER, LLC                  ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               UCC1-FIN. STMT.        RECEIVED    -REVIEWED

         RD72 HIGH PINE, INC.                     ON HAND                      A/A OF LEAS/RTS        RECEIVED    -REVIEWED


                                                                               ACQUISITION ASN        RECEIVED    -REVIEWED


----------------------------------------------------------------------------------------------------------------------------------


  Loan Number Last Name                           Exception Item
                                                  BROS TO TRUSTEE
         RD57 NHM REALTY LLC                      0702 - Document is missing - COPY OF PRO FORMA
                                                  POLICY IN FILE

         RD60 GARDENWALK APARTMENTS, LLC          3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing - COPY OF MARKED UP
                                                  COMMITMENT IN FILE
                                                  0411 - Misc. information - ONLY ONE UCC3
                                                  PROVIDED FOR TWO UCC1 FILINGS

         RD67 AUTO CARE CENTERS OF RED ROAD, INC. 3510 - Copy only in file - not certified
                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing - COPY OF MARKED UP
                                                  COMMITMENT IN FILE
                                                  3510 - Copy only in file

         RD70 AUTO CARE CENTERS OF SOUTHERN BLVD. 3510 - Copy only in file
                                                  3510 - Copy only in file
                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing - COPY OF MARKED UP
                                                  COMMITMENT IN FILE
                                                  3510 - Copy only in file
                                                  0700 - Signatures missing - one of the ucc3
                                                  docs is not signed by Holliday

         RD71 NEWARK CENTER, LLC                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  3510 - Copy only in file

         RD72 HIGH PINE, INC.                     UNRC - DOC NOT IN RECORDABLE FORM -
                                                  ASSSIGNMENT DOES NOT PROVIDE SPACE FOR
                                                  RECORDING INFORMATION
                                                  UNRC - DOC NOT IN RECORDABLE FORM - ASSIGNMENT
                                                  DOES NOT PROVIDE SPACE FOR RECORDING
                                                  INFORMATION

------------------------------------------------------------------------------------------------
LaSalle National Bank                             Run By: HENRIKSO                      03/20/98
Report: POOL CERTIFICATION STATUS REPORT          Set/Report/Ver: MAIN / CL01 / X        9:47 am

  Loan Number Last Name                           Loan Status                  Document               Document Status
         RD72 HIGH PINE, INC.                                                  NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               TITLE COMMITM'T        NOT RECEIVED-NOT REVIEWED
                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED
                                                                               UCC1-FIN. STMT.        RECEIVED    -REVIEWED

         RD77 YOUNGSTOWN LOGANGATE ASSOCIATES, LP ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED

                                                                               UCC1-FIN. STMT.        RECEIVED    -REVIEWED

         RD80 PICASSO TOWER, INC.                 ON HAND                      ASMT RENT/LEASE        RECEIVED    -REVIEWED
                                                                               MORTGAGE               RECEIVED    -REVIEWED
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED

                                                                               UCC1-FIN. STMT.        RECEIVED    -REVIEWED

         RD83 LAWRENCE REALTY PARTNERS, L.P.      ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED


         RD98 FLINT'S CROSSING, LLC               ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED

                                                                               UCC1-FIN. STMT.        NOT RECEIVED-NOT REVIEWED

         RE01 LA SIERRA INVESTORS                 ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED

                                                                               UNIFORM CODE 3         NOT RECEIVED-NOT REVIEWED

         RE15 C&K HOLDING COMPANY, INC.           ON HAND                      A/A OF LEAS/RTS        NOT RECEIVED-NOT REVIEWED
                                                                               ACQUISITION ASN        NOT RECEIVED-NOT REVIEWED
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED
----------------------------------------------------------------------------------------------------------------------------------


  Loan Number Last Name                           Exception Item
         RD72 HIGH PINE, INC.                     3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing
                                                  0702 - Document is missing
                                                  3510 - Copy only in file - NOT CERTIFIED

         RD77 YOUNGSTOWN LOGANGATE ASSOCIATES, LP 3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing - COPY OF PRO FORMA
                                                  POLICY IN FILE
                                                  3510 - Copy only in file - COPY UNRECORDED

         RD80 PICASSO TOWER, INC.                 3510 - Copy only in file
                                                  3510 - Copy only in file
                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing - COPY OF MARKED UP
                                                  COMMITMENT IN FILE
                                                  3510 - Copy only in file

         RD83 LAWRENCE REALTY PARTNERS, L.P.      3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE

         RD98 FLINT'S CROSSING, LLC               3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing - COPY OF MARKED UP
                                                  COMMITMENT IN FILE
                                                  0702 - Document is missing

         RE01 LA SIERRA INVESTORS                 3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing - COPY OF PRO FORMA
                                                  POLICY IN FILE
                                                  0702 - Document is missing

         RE15 C&K HOLDING COMPANY, INC.           0702 - Document is missing
                                                  0702 - Document is missing
                                                  3312 - Endorsement(s) are missing or
------------------------------------------------------------------------------------------------
LaSalle National Bank                             Run By: HENRIKSO                      03/20/98
Report: POOL CERTIFICATION STATUS REPORT          Set/Report/Ver: MAIN / CL01 / X        9:47 am

  Loan Number Last Name                           Loan Status                  Document               Document Status
         RE15 C&K HOLDING COMPANY, INC.                                        NOTE INSTRUMENT

                                                                               UCC1-FIN. STMT.        RECEIVED    -REVIEWED
                                                                               UNIFORM CODE 3         NOT RECEIVED-NOT REVIEWED

         RE20 MH, LTD.                            ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED


                                                                               UNIFORM CODE 3         NOT RECEIVED-NOT REVIEWED

                                                                               UCC-1 - STATE          NOT RECEIVED-NOT REVIEWED

         RE37 INWAY WEST CHESTER PLACE ASSOCIATES ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED


         RE41 HARMS ROAD ASSOCIATES LP            ON HAND                      A/A OF LEAS/RTS        NOT RECEIVED-NOT REVIEWED
                                                                               ASSN OF MGMT AG        NOT RECEIVED-NOT REVIEWED
                                                                               ACQUISITION ASN        NOT RECEIVED-NOT REVIEWED
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED

                                                                               UNIFORM CODE 3         NOT RECEIVED-NOT REVIEWED
                                                                               UCC-1 - STATE          NOT RECEIVED-NOT REVIEWED

         RE49 GROVE ONE APARTMENTS, INC.          ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               UCC-1-COUNTY           NOT RECEIVED-NOT REVIEWED

         RE51 BROOKE MANAGEMENT VENTURE           ON HAND                      ENVIROMENTL AGR        RECEIVED    -REVIEWED

                                                                               GUARANTY               RECEIVED    -REVIEWED

                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED
----------------------------------------------------------------------------------------------------------------------------------


  Loan Number Last Name                           Exception Item
                                                  incorrect. - MISSING ENDORSEMENT TO BLANK OR
                                                  LASALLE AS TRUSTEE
         RE15 C&K HOLDING COMPANY, INC.           3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  3510 - Copy only in file
                                                  0702 - Document is missing

         RE20 MH, LTD.                            3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE

                                                  0702 - Document is missing - 1 UCC3 PROVIDED
                                                  NOT SIGNED APPEAR TO BE 2 ORIG UCC1
                                                  0702 - Document is missing - STATE FILING

         RE37 INWAY WEST CHESTER PLACE ASSOCIATES 3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing - COPY OF MARKED UP
                                                  COMMITMENT IN FILE

         RE41 HARMS ROAD ASSOCIATES LP            0702 - Document is missing - LEHMAN-BLANK
                                                  0702 - Document is missing
                                                  0702 - Document is missing - LEHMAN-BLANK
                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing - COPY OF MARKED UP
                                                  COMMITMENT IN FILE
                                                  0702 - Document is missing - LEHMAN-BLANK
                                                  0702 - Document is missing

         RE49 GROVE ONE APARTMENTS, INC.          3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing - COUNTY FILING

         RE51 BROOKE MANAGEMENT VENTURE           0700 - Signatures missing - SEVERAL
                                                  INDEMNITOR'S SIGS MISSING
                                                  0700 - Signatures missing - SEVERAL OF
                                                  GUARANTOR'S SIGS ARE MISSING
                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
------------------------------------------------------------------------------------------------
LaSalle National Bank                             Run By: HENRIKSO                      03/20/98
Report: POOL CERTIFICATION STATUS REPORT          Set/Report/Ver: MAIN / CL01 / X        9:47 am

  Loan Number Last Name                           Loan Status                  Document               Document Status
         RE75 NHTC REAL ESTATE, INC.              ON HAND                      A/A OF LEAS/RTS        RECEIVED    -REVIEWED


                                                                               ACQUISITION ASN        RECEIVED    -REVIEWED


                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               UCC-1 - STATE          NOT RECEIVED-NOT REVIEWED

         RE81 ZIONS SUITES                        ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               SECURITY AGREMT        RECEIVED    -REVIEWED

                                                                               UCC1-FIN. STMT.        RECEIVED    -REVIEWED





         RE88 FURNITURE EXECUTIVES NO. 2, LP      ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED


         RE95 STONE RIDGE APARTMENTS, LLC         ON HAND                      AALR TO TRUST          NOT RECEIVED-NOT REVIEWED
                                                                               ASMT RENT/LEASE        NOT RECEIVED-NOT REVIEWED
                                                                               GENERAL ASSIGNT        NOT RECEIVED-NOT REVIEWED

                                                                               ASSN TO TRST           NOT RECEIVED-NOT REVIEWED
                                                                               MORTGAGE               NOT RECEIVED-NOT REVIEWED
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED




                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED
                                                                               UCC1-FIN. STMT.        NOT RECEIVED-NOT REVIEWED
----------------------------------------------------------------------------------------------------------------------------------


  Loan Number Last Name                           Exception Item
         RE75 NHTC REAL ESTATE, INC.              UNRC - DOC NOT IN RECORDABLE FORM - FORM OF
                                                  ASSIGNMENT DOES NOT PROVIDED FOR REC
                                                  INFORMATION
                                                  UNRC - DOC NOT IN RECORDABLE FORM - FORM OF
                                                  ASSIGNMENT DOES NOT PROVIDE FOR REC
                                                  INFORMATION
                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing - STATE FILING

         RE81 ZIONS SUITES                        3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0700 - Signatures missing - LENDER SIG BLOCK
                                                  NOT EXECUTED BY BANC ONE
                                                  0700 - Signatures missing - signature page not
                                                  attached
                                                  1608 - Rec. info. or legal desc. is missing or
                                                  doesn't agree w/DofT - COPY OF STATE FILING-
                                                  RECORDING STAMP/NUMBERS NOT LEGIBLE

         RE88 FURNITURE EXECUTIVES NO. 2, LP      3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing - COPY OF MARKED UP
                                                  COMMITMENT IN FILE

         RE95 STONE RIDGE APARTMENTS, LLC         0702 - Document is missing
                                                  0702 - Document is missing
                                                  0702 - Document is missing - MISSING GENERAL
                                                  ASSIGNMENT TO TRUSTEE
                                                  0702 - Document is missing
                                                  0702 - Document is missing
                                                  3312 - Endorsement(s) are missing or
                                                  incorrect. - MISSING ENDORSEMENT TO BLANK OR
                                                  LASALLE AS TRUSTEE
                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing
                                                  0702 - Document is missing
------------------------------------------------------------------------------------------------
LaSalle National Bank                             Run By: HENRIKSO                      03/20/98
Report: POOL CERTIFICATION STATUS REPORT          Set/Report/Ver: MAIN / CL01 / X        9:47 am

  Loan Number Last Name                           Loan Status                  Document               Document Status
         RE95 STONE RIDGE APARTMENTS, LLC                                      UNIFORM CODE 3         NOT RECEIVED-NOT REVIEWED

         RG00 WESTVALE PLAZA LLC                  ON HAND                      A/A OF LEAS/RTS        NOT RECEIVED-NOT REVIEWED

                                                                                    Doc Memo:Fowler, Goedecke to blank
                                                                               ASMT RENT/LEASE        RECEIVED    -REVIEWED

                                                                                    Doc Memo:Not certified 'true and correct'
                                                                               ACQUISITION ASN        NOT RECEIVED-NOT REVIEWED
                                                                                    Doc Memo:FOWLER-BLANK
                                                                               GAP MORTGAGE           RECEIVED    -REVIEWED

                                                                                    Doc Memo:Not certified 'true and correct'
                                                                               MODIFICATION           RECEIVED    -REVIEWED

                                                                                    Doc Memo:Not certified 'true and correct'
                                                                               NOTE MODIFICA          RECEIVED    -REVIEWED

                                                                                    Doc Memo:Listed as '...13th day of January
                                                                                    1998, 1996...'




                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               OMNIBUS AGREMNT        NOT RECEIVED-NOT REVIEWED
                                                                                    Doc Memo:FOWLER-BLANK
                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED

                                                                               UC3 TO TST-CTY         NOT RECEIVED-NOT REVIEWED

                                                                                    Doc Memo:Fowler, Goedecke to blank
                                                                               UC3 TO TST-ST          NOT RECEIVED-NOT REVIEWED

                                                                                    Doc Memo:Fowler, Goedecke to blank
                                                                               UCC-1-COUNTY           RECEIVED    -REVIEWED

                                                                                    Doc Memo:Not certified 'true and correct'
----------------------------------------------------------------------------------------------------------------------------------


  Loan Number Last Name                           Exception Item
         RE95 STONE RIDGE APARTMENTS, LLC         0702 - Document is missing

         RG00 WESTVALE PLAZA LLC                  0702 - Document is missing - Fowler, Goedecke
                                                  to blank

                                                  1619 - Original in file but not recorded - Not
                                                  certified 'true and correct'

                                                  0702 - Document is missing - FOWLER-BLANK

                                                  3510 - Copy only in file - Not certified 'true
                                                  and correct'

                                                  1619 - Original in file but not recorded - Not
                                                  certified 'true and correct'

                                                  0201 - Date is missing or incorrect - Listed
                                                  as '...13th day of January 1998, 1996...'
                                                  0700 - Signatures missing - Not signed by
                                                  lender (Fowler, Goedecke...)
                                                  3312 - Endorsement(s) are missing or
                                                  incorrect. - Missing Fowler, Goedecke to blank
                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing - FOWLER-BLANK

                                                  0702 - Document is missing - COPY OF PRO FORMA
                                                  POLICY IN FILE
                                                  0702 - Document is missing - Fowler, Goedecke
                                                  to blank

                                                  0702 - Document is missing - Fowler, Goedecke
                                                  to blank

                                                  3510 - Copy only in file - Not certified 'true
                                                  and correct'
------------------------------------------------------------------------------------------------
LaSalle National Bank                             Run By: HENRIKSO                      03/20/98
Report: POOL CERTIFICATION STATUS REPORT          Set/Report/Ver: MAIN / CL01 / X        9:47 am

  Loan Number Last Name                           Loan Status                  Document               Document Status
         RG00 WESTVALE PLAZA LLC                                               UCC-1 - STATE          NOT RECEIVED-NOT REVIEWED
                    Memo:The mortgage in this file is the pre-Fowler, Goedecke mortgages.
                         The note in this file is the pre-Fowler, Goedecke notes.

         RG91 OCA HOLDINGS, LLC                   ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED
                                                                               UCC-1 - STATE          NOT RECEIVED-NOT REVIEWED

         RH02 HOFFMANN MANOR OF LONG BEACH, LLC   ON HAND                      CORP. ASSIGNMNT        NOT RECEIVED-NOT REVIEWED
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                                    Doc Memo:consolidated note




         RH19 SHELFER-HIRSHBERG PARTNERSHIP       ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED
                                                                               UCC-1 - STATE          NOT RECEIVED-NOT REVIEWED

         RH95 AUTO MALL ASSOCIATES                ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                                    Doc Memo:Allonge made to Mellon and assignees

         WWDC WWDC INDUSTRIAL PARK, LLC           ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED





        CRANE CRANE TRADING, L.L.C.               ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED

                                                                               UNIFORM CODE 3         RECEIVED    -REVIEWED
----------------------------------------------------------------------------------------------------------------------------------


  Loan Number Last Name                           Exception Item
         RG00 WESTVALE PLAZA LLC                  0702 - Document is missing
                    Memo:The mortgage in this file is the pre-Fowler, Goedecke mortgages.
                         The note in this file is the pre-Fowler, Goedecke notes.

         RG91 OCA HOLDINGS, LLC                   3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing
                                                  0702 - Document is missing

         RH02 HOFFMANN MANOR OF LONG BEACH, LLC   0702 - Document is missing
                                                  3312 - Endorsement(s) are missing or
                                                  incorrect. - Allonge to blank is not signed


                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE

         RH19 SHELFER-HIRSHBERG PARTNERSHIP       3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing
                                                  0702 - Document is missing

         RH95 AUTO MALL ASSOCIATES                3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE


         WWDC WWDC INDUSTRIAL PARK, LLC           3312 - Endorsement(s) are missing or
                                                  incorrect. - MISSING ENDORSEMENT TO BLANK OR
                                                  LASALLE AS TRUSTEE
                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE

        CRANE CRANE TRADING, L.L.C.               3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing - COPY OF MARKED UP
                                                  COMMITMENT IN FILE
                                                  0700 - Signatures missing - ONE UCC3 NOT
                                                  SIGNED BY NORTHLAND
------------------------------------------------------------------------------------------------
LaSalle National Bank                             Run By: HENRIKSO                      03/20/98
Report: POOL CERTIFICATION STATUS REPORT          Set/Report/Ver: MAIN / CL01 / X        9:47 am

  Loan Number Last Name                           Loan Status                  Document               Document Status
        TATES TATES CREEK SOUTH                   ON HAND                      A/A OF LEAS/RTS        NOT RECEIVED-NOT REVIEWED
                                                                               CORP. ASSIGNMNT        NOT RECEIVED-NOT REVIEWED
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               UNIFORM CODE 3         NOT RECEIVED-NOT REVIEWED

       972429 STEWART SHOPPING CENTER             ON HAND                      A/A OF LEAS/RTS        NOT RECEIVED-NOT REVIEWED
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               UNIFORM CODE 3         NOT RECEIVED-NOT REVIEWED

       972702 SHOPPERS FAIR LLC                   ON HAND                      A/A OF LEAS/RTS        NOT RECEIVED-NOT REVIEWED

                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               UNIFORM CODE 3         NOT RECEIVED-NOT REVIEWED

                                                                               UCC-1 - STATE          NOT RECEIVED-NOT REVIEWED

       972875 SHEPARD PLAZA                       ON HAND                      NOTE INSTRUMENT        NOT RECEIVED-NOT REVIEWED

                                                                               UNIFORM CODE 3         NOT RECEIVED-NOT REVIEWED

       972880 POINT WEST                          ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED

                                                                               UNIFORM CODE 3         NOT RECEIVED-NOT REVIEWED

       972883 THE COMMONS SHOPPING CENTER         ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED


       972933 FORD CENTRE                         ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED
                                                                               UNIFORM CODE 3         NOT RECEIVED-NOT REVIEWED
----------------------------------------------------------------------------------------------------------------------------------


  Loan Number Last Name                           Exception Item
        TATES TATES CREEK SOUTH                   0702 - Document is missing
                                                  0702 - Document is missing
                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing

       972429 STEWART SHOPPING CENTER             0702 - Document is missing
                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing

       972702 SHOPPERS FAIR LLC                   0702 - Document is missing - FOWLER-
                                                  LEHMAN/BLANK
                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing - FLWLER-
                                                  LEHMAN/BLANK
                                                  0702 - Document is missing - STATE FILING

       972875 SHEPARD PLAZA                       3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing

       972880 POINT WEST                          3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing - COPY OF
                                                  COMMITMENT IN FILE
                                                  0702 - Document is missing

       972883 THE COMMONS SHOPPING CENTER         3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE

       972933 FORD CENTRE                         3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing
                                                  0702 - Document is missing
------------------------------------------------------------------------------------------------
LaSalle National Bank                             Run By: HENRIKSO                      03/20/98
Report: POOL CERTIFICATION STATUS REPORT          Set/Report/Ver: MAIN / CL01 / X        9:47 am

  Loan Number Last Name                           Loan Status                  Document               Document Status
       972936 90 STATE STREET OFFICE BUILDING     ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               UCC1-FIN. STMT.        NOT RECEIVED-NOT REVIEWED

       972938 LAGUNA VILLAGE SHOPPING CENTER      ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED


       973053 DOGWOOD STATION SHOPPING CENTER     ON HAND                      UNIFORM CODE 3         NOT RECEIVED-NOT REVIEWED

       973440 MEANDERING STREAM                   ON HAND                      A/A OF LEAS/RTS        NOT RECEIVED-NOT REVIEWED
                                                                               CORP. ASSIGNMNT        NOT RECEIVED-NOT REVIEWED
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               UNIFORM CODE 3         NOT RECEIVED-NOT REVIEWED

       973441 MEANDERING STREAM                   ON HAND                      A/A OF LEAS/RTS        NOT RECEIVED-NOT REVIEWED
                                                                               CORP. ASSIGNMNT        NOT RECEIVED-NOT REVIEWED
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               UNIFORM CODE 3         NOT RECEIVED-NOT REVIEWED

       973449 WALTHAM STORAGE DEPOT               ON HAND                      A/A OF LEAS/RTS        NOT RECEIVED-NOT REVIEWED
                                                                               CORP. ASSIGNMNT        NOT RECEIVED-NOT REVIEWED
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               UNIFORM CODE 3         NOT RECEIVED-NOT REVIEWED
                                                                               UCC-1 - STATE          NOT RECEIVED-NOT REVIEWED

       973460 ATRIUM NORTHWOOD L.P.               ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               UC3 TO TST-CTY         NOT RECEIVED-NOT REVIEWED
                                                                               UC3 TO TST-ST          NOT RECEIVED-NOT REVIEWED
                                                                               UCC-1 - STATE          NOT RECEIVED-NOT REVIEWED

     97280092 SB TRI-CITY ASSOCIATES, LP          ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               UCC1-FIN. STMT.        RECEIVED    -REVIEWED
----------------------------------------------------------------------------------------------------------------------------------


  Loan Number Last Name                           Exception Item
       972936 90 STATE STREET OFFICE BUILDING     3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing

       972938 LAGUNA VILLAGE SHOPPING CENTER      3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE

       973053 DOGWOOD STATION SHOPPING CENTER     0702 - Document is missing

       973440 MEANDERING STREAM                   0702 - Document is missing
                                                  0702 - Document is missing
                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing

       973441 MEANDERING STREAM                   0702 - Document is missing
                                                  0702 - Document is missing
                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing

       973449 WALTHAM STORAGE DEPOT               0702 - Document is missing
                                                  0702 - Document is missing
                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing
                                                  0702 - Document is missing - STATE FILING

       973460 ATRIUM NORTHWOOD L.P.               3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing
                                                  0702 - Document is missing
                                                  0702 - Document is missing - STATE FILING

     97280092 SB TRI-CITY ASSOCIATES, LP          3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  1619 - Original in file but not recorded


------------------------------------------------------------------------------------------------
LaSalle National Bank                             Run By: HENRIKSO                      03/20/98
Report: POOL CERTIFICATION STATUS REPORT          Set/Report/Ver: MAIN / CL01 / X        9:47 am

  Loan Number Last Name                           Loan Status                  Document               Document Status
     COLUMBIA COLUMBIA STATION APARTMENTS, LLC    ON HAND                      ASMT RENT/LEASE        RECEIVED    -REVIEWED
                                                                               MORTGAGE               RECEIVED    -REVIEWED
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED
                                                                               UCC-1-COUNTY           NOT RECEIVED-NOT REVIEWED

     ROYALTON CECIL MILTON AND FRANK MILTON, TTE  ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               UCC1-FIN. STMT.        RECEIVED    -REVIEWED

     SEMINOLE GULF REALTY OF ORLANDO, LTD.        ON HAND                      A/A OF LEAS/RTS        NOT RECEIVED-NOT REVIEWED

                                                                               INTERIM ASSN 1         NOT RECEIVED-NOT REVIEWED

                                                                               ACQUISITION ASN        NOT RECEIVED-NOT REVIEWED

                                                                               INTERIM AALR           NOT RECEIVED-NOT REVIEWED

                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED




                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED

                                                                               INTERIM UCC            NOT RECEIVED-NOT REVIEWED

                                                                               UNIFORM CODE 3         NOT RECEIVED-NOT REVIEWED

                                                                               UCC-1 - STATE          NOT RECEIVED-NOT REVIEWED

    961213004 TDW INVESTMENT GROUP, LLC           ON HAND                      ASMT RENT/LEASE        RECEIVED    -REVIEWED
                                                                               MORTGAGE               RECEIVED    -REVIEWED
                                                                                    Doc Memo:Mortgage and Security Agreement
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED
----------------------------------------------------------------------------------------------------------------------------------


  Loan Number Last Name                           Exception Item
     COLUMBIA COLUMBIA STATION APARTMENTS, LLC    1619 - Original in file but not recorded
                                                  1619 - Original in file but not recorded
                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing
                                                  0702 - Document is missing

     ROYALTON CECIL MILTON AND FRANK MILTON, TTE  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  3510 - Copy only in file

     SEMINOLE GULF REALTY OF ORLANDO, LTD.        0702 - Document is missing - LEGG MASON MTG
                                                  CAPITAL-BLANK
                                                  0702 - Document is missing - LEGG MASON REAL
                                                  ESTATE-LEGG MASON MTG CAPITAL
                                                  0702 - Document is missing - LEGG MASON MTG
                                                  CAPITAL - BLANK
                                                  0702 - Document is missing - LEGG MASON REAL
                                                  ESTATE-LEGG MASON MTG CAPITAL
                                                  3312 - Endorsement(s) are missing or
                                                  incorrect. - MISSING ENDORSEMENT TO BLANK OR
                                                  LASALLE AS TRUSTEE
                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing - COPY OF MARKED UP
                                                  COMMITMENT IN FILE
                                                  0702 - Document is missing - LEGG MASON REAL
                                                  ESTATE-LEGG MASON MTG CAPITAL
                                                  0702 - Document is missing - LEGG MASON MTG
                                                  CAPITAL-BLANK
                                                  0702 - Document is missing - STATE FILING

    961213004 TDW INVESTMENT GROUP, LLC           1619 - Original in file but not recorded
                                                  1619 - Original in file but not recorded

                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing
------------------------------------------------------------------------------------------------
LaSalle National Bank                             Run By: HENRIKSO                      03/20/98
Report: POOL CERTIFICATION STATUS REPORT          Set/Report/Ver: MAIN / CL01 / X        9:47 am

  Loan Number Last Name                           Loan Status                  Document               Document Status
    961213004 TDW INVESTMENT GROUP, LLC                                        UCC1-FIN. STMT.        RECEIVED    -REVIEWED
                                                                               INTERIM UCC            NOT RECEIVED-NOT REVIEWED

    961219024 AUTO CARE CENTERS OF WEST BOCA, INC ON HAND                      ASMT RENT/LEASE        RECEIVED    -REVIEWED
                                                                               MORTGAGE               RECEIVED    -REVIEWED
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED

                                                                               UCC1-FIN. STMT.        RECEIVED    -REVIEWED

    970416020 DESERPA COLORADO ONE, LLC           ON HAND                      MORTGAGE               RECEIVED    -REVIEWED
                                                                                    Doc Memo:Deed of Trust and Security Agreement
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                                    Doc Memo:file contains Allonge from Northland
                                                                                    to blank
                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED

                                                                               UCC1-FIN. STMT.        RECEIVED    -REVIEWED
                                                                               UNIFORM CODE 3         NOT RECEIVED-NOT REVIEWED

                                                                                    Doc Memo:Northland to blank

    970423003 LAWRENCE COMMONS PROFESSIONAL BLDG  ON HAND                      ASMT RENT/LEASE        RECEIVED    -REVIEWED

                                                                                    Doc Memo:Not certified 'true and correct'
                                                                               MORTGAGE               RECEIVED    -REVIEWED

                                                                                    Doc Memo:Not certified 'true and correct'
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED

                                                                               UC3 TO TST-ST          NOT RECEIVED-NOT REVIEWED

                                                                                    Doc Memo:Holliday Fenoglio to blank
----------------------------------------------------------------------------------------------------------------------------------


  Loan Number Last Name                           Exception Item
    961213004 TDW INVESTMENT GROUP, LLC           3510 - Copy only in file
                                                  0702 - Document is missing

    961219024 AUTO CARE CENTERS OF WEST BOCA, INC 3510 - Copy only in file
                                                  3510 - Copy only in file
                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing - COPY OF MARKED UP
                                                  COMMITMENT IN FILE
                                                  3510 - Copy only in file

    970416020 DESERPA COLORADO ONE, LLC           1619 - Original in file but not recorded

                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE

                                                  0702 - Document is missing - COPY OF MARKED UP
                                                  COMMITMENT IN FILE
                                                  1619 - Original in file but not recorded
                                                  0702 - Document is missing - missing UCC
                                                  assignment from Northland to blank


    970423003 LAWRENCE COMMONS PROFESSIONAL BLDG  1619 - Original in file but not recorded - Not certified 'true and correct'

                                                  1619 - Original in file but not recorded - Not
                                                  certified 'true and correct'

                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing - COPY OF MARKED UP
                                                  COMMITMENT IN FILE
                                                  0702 - Document is missing - Holliday Fenoglio
                                                  to blank
------------------------------------------------------------------------------------------------
LaSalle National Bank                             Run By: HENRIKSO                      03/20/98
Report: POOL CERTIFICATION STATUS REPORT          Set/Report/Ver: MAIN / CL01 / X        9:47 am

  Loan Number Last Name                           Loan Status                  Document               Document Status
    970423003 LAWRENCE COMMONS PROFESSIONAL BLDG                               UCC-1-COUNTY           RECEIVED    -REVIEWED

                                                                                    Doc Memo:Not certified 'true and correct'
                                                                               UCC-1 - STATE          NOT RECEIVED-NOT REVIEWED

    970424006 LYELL-MT. READ BUSINESS CENTER LLC  ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               UCC1-FIN. STMT.        NOT RECEIVED-NOT REVIEWED

    970514012 PARKWAY PLAZA, L.L.C.               ON HAND                      MORTGAGE               RECEIVED    -REVIEWED
                                                                                    Doc Memo:Consolidation, Modification, Spreader
                                                                                    and Extension Agreemen
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                                    Doc Memo:Consolidation, Extension and
                                                                                    Restatement of Notes Agreement
                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED


    970520002 J.T. ENTERPRISES, L.L.P.            ON HAND                      A/A OF LEAS/RTS        RECEIVED    -REVIEWED
                                                                                    Doc Memo:Laureate Realty to blank
                                                                               INTERIM ASSN 1         RECEIVED    -REVIEWED
                                                                                    Doc Memo:Laureate Realty to blank
                                                                               CORP. ASSIGNMNT        NOT RECEIVED-NOT REVIEWED

                                                                                    Doc Memo:Lehman to blank
                                                                               MORTGAGE               RECEIVED    -REVIEWED
                                                                                    Doc Memo:Mortgage and Security Agreement
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED




                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED

                                                                               UCC1-FIN. STMT.        RECEIVED    -REVIEWED

    970520018 ACADEMY CROSSING ASSOCIATES         ON HAND                      A/A OF LEAS/RTS        RECEIVED    -REVIEWED
                                                                               ASMT RENT/LEASE        RECEIVED    -REVIEWED
                                                                               ACQUISITION ASN        RECEIVED    -REVIEWED
----------------------------------------------------------------------------------------------------------------------------------


  Loan Number Last Name                           Exception Item
    970423003 LAWRENCE COMMONS PROFESSIONAL BLDG  3510 - Copy only in file - Not certified 'true and correct'

                                                  0702 - Document is missing

    970424006 LYELL-MT. READ BUSINESS CENTER LLC  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing

    970514012 PARKWAY PLAZA, L.L.C.               1619 - Original in file but not recorded

                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE

                                                  0702 - Document is missing - COPY OF MARKED UP
                                                  COMMITMENT IN FILE

    970520002 J.T. ENTERPRISES, L.L.P.            1619 - Original in file but not recorded

                                                  1619 - Original in file but not recorded

                                                  0702 - Document is missing - missing
                                                  assignment from Lehman to blank

                                                  1619 - Original in file but not recorded

                                                  3312 - Endorsement(s) are missing or
                                                  incorrect. - MISSING ENDORSEMENT TO BLANK OR
                                                  LASALLE AS TRUSTEE
                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing - COPY OF MARKED UP
                                                  COMMITMENT IN FILE
                                                  3510 - Copy only in file

    970520018 ACADEMY CROSSING ASSOCIATES         0411 - Misc. information - WASH MTG TO LEHMAN
                                                  1619 - Original in file but not recorded
                                                  0411 - Misc. information - WASH MTG TO BLANK
------------------------------------------------------------------------------------------------
LaSalle National Bank                             Run By: HENRIKSO                      03/20/98
Report: POOL CERTIFICATION STATUS REPORT          Set/Report/Ver: MAIN / CL01 / X        9:47 am

  Loan Number Last Name                           Loan Status                  Document               Document Status
    970520018 ACADEMY CROSSING ASSOCIATES                                      MORTGAGE               RECEIVED    -REVIEWED
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               OMNIBUS AGREMNT        RECEIVED    -REVIEWED

                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED

                                                                               UCC1-FIN. STMT.        RECEIVED    -REVIEWED

    970521010 MERRITT SQUARE MARKETPLACE ASSOCIAT ON HAND                      ASMT RENT/LEASE        RECEIVED    -REVIEWED
                                                                               INTERIM ASSN 1         RECEIVED    -REVIEWED
                                                                               MORTGAGE               RECEIVED    -REVIEWED
                                                                                    Doc Memo:Leasehold Mortgage and Security
                                                                                    Agreement
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED
                                                                               UCC1-FIN. STMT.        RECEIVED    -REVIEWED

    970527007 PLAYERS CLUB APARTMENTS             ON HAND                      A/A OF LEAS/RTS        RECEIVED    -REVIEWED


                                                                                    Doc Memo:Legg Mason RE Services to Legg Mason
                                                                                    Mtg. Capital
                                                                               INTERIM ASSN 1         RECEIVED    -REVIEWED


                                                                                    Doc Memo:Legg Mason RE Services to Legg Mason
                                                                                    Mtg. Capital
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED

                                                                               INTERIM UCC            RECEIVED    -REVIEWED


                                                                                    Doc Memo:Legg Mason RE Services to Legg Mason
                                                                                    Mtg. Capital
                                                                               UCC-1-COUNTY           RECEIVED    -REVIEWED

                                                                                    Doc Memo:Not certified 'true and correct'
----------------------------------------------------------------------------------------------------------------------------------


  Loan Number Last Name                           Exception Item
    970520018 ACADEMY CROSSING ASSOCIATES         1619 - Original in file but not recorded
                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0411 - Misc. information - ASSIGNMENT RUNS
                                                  FROM WASH MTG TO LEHMAN
                                                  0702 - Document is missing - COPY OF MARKED UP
                                                  COMMITMENT IN FILE
                                                  1619 - Original in file but not recorded

    970521010 MERRITT SQUARE MARKETPLACE ASSOCIAT 3510 - Copy only in file
                                                  3510 - Copy only in file - copy, no recording
                                                  3510 - Copy only in file - Copy, not recorded

                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing
                                                  3510 - Copy only in file

    970527007 PLAYERS CLUB APARTMENTS             1619 - Original in file but not recorded -
                                                  Legg Mason RE Services to Legg Mason Mtg.
                                                  Capital

                                                  1619 - Original in file but not recorded -
                                                  Legg Mason RE Services to Legg Mason Mtg.
                                                  Capital

                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing - COPY OF MARKED UP
                                                  COMMITMENT IN FILE
                                                  1619 - Original in file but not recorded -
                                                  Legg Mason RE Services to Legg Mason Mtg.
                                                  Capital

                                                  3510 - Copy only in file - Not certified 'true
                                                  and correct'
------------------------------------------------------------------------------------------------
LaSalle National Bank                             Run By: HENRIKSO                      03/20/98
Report: POOL CERTIFICATION STATUS REPORT          Set/Report/Ver: MAIN / CL01 / X        9:47 am

  Loan Number Last Name                           Loan Status                  Document               Document Status
    970527007 PLAYERS CLUB APARTMENTS                                          UCC-1 - STATE          RECEIVED    -REVIEWED

                                                                                    Doc Memo:Not certified 'true and correct'

    970529013 HEBSPC LAREDO, INC.                 ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               UCC1-FIN. STMT.        NOT RECEIVED-NOT REVIEWED
                                                                               UNIFORM CODE 3         NOT RECEIVED-NOT REVIEWED

    970604008 LAWRENCE & GEYSER BASELINE, LLC     ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED


    970604010 SC BAKERSFIELD INVESTORS            ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED


    970604011 OP 1, L.L.C.                        ON HAND                      ASMT RENT/LEASE        RECEIVED    -REVIEWED
                                                                               MORTGAGE               RECEIVED    -REVIEWED
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED
                                                                               UCC-1-COUNTY           RECEIVED    -REVIEWED

                                                                                    Doc Memo:LABETTE COUNTY--UNRECORDED COPY
                                                                               UCC-1 - STATE          RECEIVED    -REVIEWED

                                                                                    Doc Memo:KANSAS SECRETARY OF STATE--UNRECORDED
                                                                                    COPY

    970609002 LATHAM MEDICAL BUILDING             ON HAND                      A/A OF LEAS/RTS        RECEIVED    -REVIEWED


                                                                                    Doc Memo:Legg Mason Dorman & Wilson to Legg
                                                                                    Mason Mtg. Capital
                                                                               INTERIM ASSN 1         NOT RECEIVED-NOT REVIEWED

                                                                                    Doc Memo:Berkshire Life to Legg Mason

                                                                               INTERIM ASSN 2         RECEIVED    -REVIEWED
----------------------------------------------------------------------------------------------------------------------------------


  Loan Number Last Name                           Exception Item
    970527007 PLAYERS CLUB APARTMENTS             3510 - Copy only in file - Not certified 'true
                                                  and correct'


    970529013 HEBSPC LAREDO, INC.                 3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing
                                                  0702 - Document is missing

    970604008 LAWRENCE & GEYSER BASELINE, LLC     3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE

    970604010 SC BAKERSFIELD INVESTORS            3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing - COPY OF MARKED UP
                                                  COMMITMENT IN FILE

    970604011 OP 1, L.L.C.                        1619 - Original in file but not recorded
                                                  1619 - Original in file but not recorded
                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing
                                                  3510 - Copy only in file - LABETTE COUNTY--
                                                  UNRECORDED COPY

                                                  3510 - Copy only in file - KANSAS SECRETARY OF
                                                  STATE--UNRECORDED COPY


    970609002 LATHAM MEDICAL BUILDING             1619 - Original in file but not recorded -
                                                  Legg Mason Dorman & Wilson to Legg Mason Mtg.
                                                  Capital

                                                  0702 - Document is missing - Berkshire Life to
                                                  Legg Mason


                                                  1619 - Original in file but not recorded -
                                                  Legg Mason Dorman & Wilson to Legg Mason Mtg.
------------------------------------------------------------------------------------------------
LaSalle National Bank                             Run By: HENRIKSO                      03/20/98
Report: POOL CERTIFICATION STATUS REPORT          Set/Report/Ver: MAIN / CL01 / X        9:47 am

  Loan Number Last Name                           Loan Status                  Document               Document Status
                                                                                    Doc Memo:Legg Mason Dorman & Wilson to Legg
                                                                                    Mason Mtg. Capital
    970609002 LATHAM MEDICAL BUILDING                                          GAP MORTGAGE           RECEIVED    -REVIEWED

                                                                                    Doc Memo:Not certified 'true and correct'
                                                                               MODIFICATION           RECEIVED    -REVIEWED

                                                                                    Doc Memo:Missing acknowledgement for Legg
                                                                                    Mason notary




                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                                    Doc Memo:Consolidation
                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED

                                                                               UC3 INTERIM-CTY        RECEIVED    -REVIEWED


                                                                                    Doc Memo:Legg Mason Dorman & Wilson to Legg
                                                                                    Mason Mtg. Capital
                                                                               UCC3 INTERIM-ST        NOT RECEIVED-NOT REVIEWED

                                                                                    Doc Memo:Legg Mason Dorman & Wilson to Legg
                                                                                    Mason Mtg. Capital
                                                                               UC3 TO TST-ST          NOT RECEIVED-NOT REVIEWED

                                                                                    Doc Memo:Legg Mason Dorman & Wilson to Legg
                                                                                    Mason Mtg. Capital
                                                                               UCC-1-COUNTY           RECEIVED    -REVIEWED

                                                                                    Doc Memo:Not certified 'true and correct'
                                                                               UCC-1 - STATE          NOT RECEIVED-NOT REVIEWED
                    Memo:The Note in this file represents the pre-Legg Mason
                         notes. The Mortgage in this file represents the
                         pre-Legg Mason mortgages.

    970611006 TT GREEN OAKS NORTH, LLC            ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED
----------------------------------------------------------------------------------------------------------------------------------


  Loan Number Last Name                           Exception Item
                                                  Capital

    970609002 LATHAM MEDICAL BUILDING             1619 - Original in file but not recorded - Not
                                                  certified 'true and correct'

                                                  1619 - Original in file but not recorded - Not
                                                  certified 'true and correct'


                                                  2309 - Notary information is missing or
                                                  incorrect - Missing acknowledgement for Legg
                                                  Mason notary
                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE

                                                  0702 - Document is missing - COPY OF
                                                  COMMITMENT IN FILE
                                                  1619 - Original in file but not recorded -
                                                  Legg Mason Dorman & Wilson to Legg Mason Mtg.
                                                  Capital

                                                  0702 - Document is missing - Legg Mason Dorman
                                                  & Wilson to Legg Mason Mtg. Capital

                                                  0702 - Document is missing - Legg Mason Dorman
                                                  & Wilson to Legg Mason Mtg. Capital

                                                  3510 - Copy only in file - Not certified 'true
                                                  and correct'

                                                  0702 - Document is missing
                    Memo:The Note in this file represents the pre-Legg Mason
                        notes. The Mortgage in this file represents the pre-Legg Mason mortgages.

    970611006 TT GREEN OAKS NORTH, LLC            3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing - COPY OF MARKED UP
                                                  COMMITMENT IN FILE
------------------------------------------------------------------------------------------------
LaSalle National Bank                             Run By: HENRIKSO                      03/20/98
Report: POOL CERTIFICATION STATUS REPORT          Set/Report/Ver: MAIN / CL01 / X        9:47 am

  Loan Number Last Name                           Loan Status                  Document               Document Status
    970611012 SHOPPES (THE), LLP                  ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                                    Doc Memo:SLP > LRSI > blank
                                                                               UCC1-FIN. STMT.        RECEIVED    -REVIEWED

    970611022 WHL 1976 T, LLC                     ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED


    970611032 MCCLINTOCK ENTERPRISES II           ON HAND                      A/A OF LEAS/RTS        NOT RECEIVED-NOT REVIEWED
                                                                               CORP. ASSIGNMNT        NOT RECEIVED-NOT REVIEWED
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED

                    Memo:970611032 AND 33 ARE IN THE SAME FOLDER

    970611033 MCCLINTOCK ENTERPRISES II           ON HAND                      A/A OF LEAS/RTS        NOT RECEIVED-NOT REVIEWED
                                                                               CORP. ASSIGNMNT        NOT RECEIVED-NOT REVIEWED
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED

                    Memo:970611032 AND 33 ARE IN THE SAME FOLDER

    970611034 CLEARWATER VILLAGE, LP              ON HAND                      ASMT RENT/LEASE        RECEIVED    -REVIEWED
                                                                               CORP. ASSIGNMNT        RECEIVED    -REVIEWED
                                                                                    Doc Memo:Laureate Realty to blank
                                                                               MORTGAGE               RECEIVED    -REVIEWED
                                                                                    Doc Memo:Mortgage and Security Agreement
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED

                                                                               UNIFORM CODE 3         RECEIVED    -REVIEWED
                                                                                    Doc Memo:Laureate to blank

    970618004 J.T. ENTERPRISES, L.L.P.            ON HAND                      CORP. ASSIGNMNT        NOT RECEIVED-NOT REVIEWED

                                                                                    Doc Memo:Lehman to blank
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED
----------------------------------------------------------------------------------------------------------------------------------


  Loan Number Last Name                           Exception Item
    970611012 SHOPPES (THE), LLP                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE

                                                  3510 - Copy only in file

    970611022 WHL 1976 T, LLC                     3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE

    970611032 MCCLINTOCK ENTERPRISES II           0702 - Document is missing
                                                  0702 - Document is missing
                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                    Memo:970611032 AND 33 ARE IN THE SAME FOLDER

    970611033 MCCLINTOCK ENTERPRISES II           0702 - Document is missing
                                                  0702 - Document is missing
                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                    Memo:970611032 AND 33 ARE IN THE SAME FOLDER

    970611034 CLEARWATER VILLAGE, LP              1619 - Original in file but not recorded
                                                  1619 - Original in file but not recorded

                                                  1619 - Original in file but not recorded

                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing - COPY OF MARKED UP
                                                  COMMITMENT IN FILE
                                                  1619 - Original in file but not recorded


    970618004 J.T. ENTERPRISES, L.L.P.            0702 - Document is missing - missing
                                                  assignment from Lehman to blank

                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing - COPY OF MARKED UP
------------------------------------------------------------------------------------------------
LaSalle National Bank                             Run By: HENRIKSO                      03/20/98
Report: POOL CERTIFICATION STATUS REPORT          Set/Report/Ver: MAIN / CL01 / X        9:47 am

  Loan Number Last Name                           Loan Status                  Document               Document Status
    970618004 J.T. ENTERPRISES, L.L.P.                                         INTERIM UCC            RECEIVED    -REVIEWED
                                                                                    Doc Memo:Laureate to blank

    970618030 ALMA PARK JOINT VENTURE LLC         ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED


    970619001 CHASTAIN WOODS, LLC                 ON HAND                      LOAN AGRMT             RECEIVED    -REVIEWED
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED

                                                                               UCC1-FIN. STMT.        RECEIVED    -REVIEWED
                                                                               UNIFORM CODE 3         RECEIVED    -REVIEWED


    970619015 CHASTAIN TOWNHOUSES, LLC            ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               UNIFORM CODE 3         RECEIVED    -REVIEWED


    970619016 CHASTAIN WESTCOVE, LLC              ON HAND                      GUARANTY               RECEIVED    -REVIEWED

                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED

                                                                               UCC1-FIN. STMT.        RECEIVED    -REVIEWED
                                                                               UNIFORM CODE 3         RECEIVED    -REVIEWED



    970619017 CHASTAIN CROSSING, LLC              ON HAND                      GUARANTY               RECEIVED    -REVIEWED

                                                                               LOAN AGRMT             RECEIVED    -REVIEWED
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED
----------------------------------------------------------------------------------------------------------------------------------


  Loan Number Last Name                           Exception Item
                                                  COMMITMENT IN FILE
    970618004 J.T. ENTERPRISES, L.L.P.            1619 - Original in file but not recorded


    970618030 ALMA PARK JOINT VENTURE LLC         3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE

    970619001 CHASTAIN WOODS, LLC                 3510 - Copy only in file
                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing - COPY OF MARKED UP
                                                  COMMITMENT IN FILE
                                                  3510 - Copy only in file - RECORDED COPY
                                                  0411 - Misc. information - ONLY ONE UCC3
                                                  PROVIDED - 2 UCC1 DOCS FILED

    970619015 CHASTAIN TOWNHOUSES, LLC            3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0411 - Misc. information - ONLY 1 UCC1
                                                  PROVIDED

    970619016 CHASTAIN WESTCOVE, LLC              0411 - Misc. information - INFORMATION ONLY: 2
                                                  GUARANTY DOCS FOR THIS LOAN
                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing - COPY OF MARKED UP
                                                  COMMITMENT IN FILE
                                                  3510 - Copy only in file - UNRECORDED
                                                  0411 - Misc. information - ONLY ONE UCC3
                                                  PROVIDED   - 2 UCC1 PROVIDED
                                                  1619 - Original in file but not recorded

    970619017 CHASTAIN CROSSING, LLC              0411 - Misc. information - INFORMATION ONLY: 2
                                                  GUARANTY DOCS FOR THIS LOAN
                                                  3510 - Copy only in file
                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing - COPY OF MARKED UP
------------------------------------------------------------------------------------------------
LaSalle National Bank                             Run By: HENRIKSO                      03/20/98
Report: POOL CERTIFICATION STATUS REPORT          Set/Report/Ver: MAIN / CL01 / X        9:47 am

  Loan Number Last Name                           Loan Status                  Document               Document Status
    970619017 CHASTAIN CROSSING, LLC                                           UCC1-FIN. STMT.        RECEIVED    -REVIEWED
                                                                               UNIFORM CODE 3         RECEIVED    -REVIEWED


    970619018 CHASTAIN VILLAGE, LLC               ON HAND                      GUARANTY               RECEIVED    -REVIEWED

                                                                               LOAN AGRMT             RECEIVED    -REVIEWED
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED


    970626029 RMC INVESTMENTS LLC                 ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED


    970626034 GTS PROPERTY LAS VEGAS INC          ON HAND                      ASMT RENT/LEASE        RECEIVED    -REVIEWED

                                                                               MORTGAGE               RECEIVED    -REVIEWED

                                                                                    Doc Memo:Deed of Trust and SECA
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED


    970626042 CHEROKEE SHOPPING CENTER, L.L.C.    ON HAND                      CORP. ASSIGNMNT        RECEIVED    -REVIEWED
                                                                                    Doc Memo:Northland Financial Company to blank
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED

                                                                                    Doc Memo:marked up copy only

    970702002 WILLOW STREAM APARTMENTS-NORTH, L.L ON HAND                      A/A OF LEAS/RTS        RECEIVED    -REVIEWED

                                                                                    Doc Memo:Holliday Fenoglio to blank; NOT
                                                                                    certified as true and correc
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                                    Doc Memo:Consolidation, Extension and
                                                                                    Restatement of Note Agreement
----------------------------------------------------------------------------------------------------------------------------------


  Loan Number Last Name                           Exception Item
                                                  COMMITMENT IN FILE
    970619017 CHASTAIN CROSSING, LLC              3510 - Copy only in file - RECORDED COPY
                                                  0411 - Misc. information - ONLY 1 UCC3
                                                  PROVIDED

    970619018 CHASTAIN VILLAGE, LLC               0411 - Misc. information - INFORMATION ONLY: 2
                                                  GUARANTY DOCS FOR THIS LOAN
                                                  3510 - Copy only in file
                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE

    970626029 RMC INVESTMENTS LLC                 3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing - COPY OF MARKED UP
                                                  COMMITMENT IN FILE

    970626034 GTS PROPERTY LAS VEGAS INC          1619 - Original in file but not recorded - and
                                                  not certified as true and correct
                                                  1619 - Original in file but not recorded - and
                                                  not certified as true and correct

                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE

    970626042 CHEROKEE SHOPPING CENTER, L.L.C.    1619 - Original in file but not recorded

                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing - COPY OF MARKED UP
                                                  COMMITMENT IN FILE


    970702002 WILLOW STREAM APARTMENTS-NORTH, L.L 1619 - Original in file but not recorded - nor certified as true and correct

                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
------------------------------------------------------------------------------------------------
LaSalle National Bank                             Run By: HENRIKSO                      03/20/98
Report: POOL CERTIFICATION STATUS REPORT          Set/Report/Ver: MAIN / CL01 / X        9:47 am

  Loan Number Last Name                           Loan Status                  Document               Document Status
    970702002 WILLOW STREAM APARTMENTS-NORTH, L.L                              TITLE POLICY           NOT RECEIVED-NOT REVIEWED

    970702018 MOUNTAIN SPRINGS JOINT VENTURE      ON HAND                      A/A OF LEAS/RTS        NOT RECEIVED-NOT REVIEWED
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED


    970702029 SEA LIMITED PARTNERSHIP             ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                                    Doc Memo:SLP > LMRES    LMRES>LMMCC
                                                                                    LMMCC>blank
                                                                               TITLE POLICY           RECEIVED    -REVIEWED
                                                                               UCC1-FIN. STMT.        RECEIVED    -REVIEWED

    970703001 RUTGERS PLAZA II, LTD               ON HAND                      ACQUISITION ASN        RECEIVED    -REVIEWED

                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED


    970708007 EASTPOINT PARTNERS, L.P.            ON HAND                      ASMT RENT/LEASE        RECEIVED    -REVIEWED
                                                                                    Doc Memo:EPLP > LBHI
                                                                               MORTGAGE               RECEIVED    -REVIEWED
                                                                                    Doc Memo:EPLP > LBHI
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                                    Doc Memo:EPLP > LBHI
                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED

                                                                               UCC1-FIN. STMT.        RECEIVED    -REVIEWED

    970709009 R & R PARTNERS, LLC                 ON HAND                      ASMT RENT/LEASE        RECEIVED    -REVIEWED
                                                                               MORTGAGE               RECEIVED    -REVIEWED
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED

                                                                               UCC1-FIN. STMT.        RECEIVED    -REVIEWED

                                                                               UNIFORM CODE 3         RECEIVED    -REVIEWED
----------------------------------------------------------------------------------------------------------------------------------


  Loan Number Last Name                           Exception Item
    970702002 WILLOW STREAM APARTMENTS-NORTH, L.L 0702 - Document is missing

    970702018 MOUNTAIN SPRINGS JOINT VENTURE      0702 - Document is missing
                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE

    970702029 SEA LIMITED PARTNERSHIP             3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                 D
                                                  0702 - Document is missing
                                                  3510 - Copy only in file

    970703001 RUTGERS PLAZA II, LTD               3510 - Copy only in file - NOT ORIGINAL
                                                  SIGNATURES - HOLLIDAY-BLANK
                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE

    970708007 EASTPOINT PARTNERS, L.P.            3510 - Copy only in file - EPLP > LBHI

                                                  3510 - Copy only in file - EPLP > LBHI

                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE

                                                  0702 - Document is missing - COPY OF PRO FORMA
                                                  POLICY IN FILE
                                                  3510 - Copy only in file

    970709009 R & R PARTNERS, LLC                 1619 - Original in file but not recorded
                                                  1619 - Original in file but not recorded
                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing - COPY OF MARKED UP
                                                  COMMITMENT IN FILE
                                                  3510 - Copy only in file - UNRECORDED - ONE
                                                  ONLY
                                                  0411 - Misc. information - ONE UCC3 ONLY
------------------------------------------------------------------------------------------------
LaSalle National Bank                             Run By: HENRIKSO                      03/20/98
Report: POOL CERTIFICATION STATUS REPORT          Set/Report/Ver: MAIN / CL01 / X        9:47 am

  Loan Number Last Name                           Loan Status                  Document               Document Status
    970709016 FIVE POINTS, LLC                    ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED


    970709022 LAMAC, LLC                          ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED
                                                                               UNIFORM CODE 3         NOT RECEIVED-NOT REVIEWED


    970711003 RIVER OAKS LLC                      ON HAND                      A/A OF LEAS/RTS        NOT RECEIVED-NOT REVIEWED
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED


    970715011 DL CREEKSIDE BUSINESS PARK, LLC     ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED

                                                                               UNIFORM CODE 3         NOT RECEIVED-NOT REVIEWED

                                                                               UCC-1 - STATE          NOT RECEIVED-NOT REVIEWED
                    Memo:

    970716010 WELLPLAY GP, INC. TRUSTEE           ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                                    Doc Memo:file contains allonge from Lehman
                                                                                    to blank
                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED

                                                                               UCC1-FIN. STMT.        RECEIVED    -REVIEWED

    970717005 SHERMAN STREET APARTMENTS, L.L.C.   ON HAND                      ASMT RENT/LEASE        RECEIVED    -REVIEWED
                                                                               MORTGAGE               RECEIVED    -REVIEWED
                                                                                    Doc Memo:Deed of Trust and Security Agreement
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED


                                                                                    Doc Memo:file contains allonge from Northland
                                                                                    to blank
                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED
----------------------------------------------------------------------------------------------------------------------------------


  Loan Number Last Name                           Exception Item
    970709016 FIVE POINTS, LLC                    3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing - COPY OF MARKED UP
                                                  COMMITMENT IN FILE

    970709022 LAMAC, LLC                          3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing
                                                  0702 - Document is missing - LEGG MASON MTG
                                                  CAP - BLANK

    970711003 RIVER OAKS LLC                      0702 - Document is missing
                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE

    970715011 DL CREEKSIDE BUSINESS PARK, LLC     3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing - COPY OF MARKED UP
                                                  COMMITMENT IN FILE
                                                  0702 - Document is missing - MISSING UCC
                                                  ASSIGNMENTS TO BLANK
                                                  0702 - Document is missing - STATE FILING
                    Memo:

    970716010 WELLPLAY GP, INC. TRUSTEE           3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE

                                                  0702 - Document is missing - COPY OF MARKED UP
                                                  COMMITMENT IN FILE
                                                  3510 - Copy only in file

    970717005 SHERMAN STREET APARTMENTS, L.L.C.   1619 - Original in file but not recorded
                                                  1619 - Original in file but not recorded

                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE


                                                  0702 - Document is missing
------------------------------------------------------------------------------------------------
LaSalle National Bank                             Run By: HENRIKSO                     03/20/98
Report: POOL CERTIFICATION STATUS REPORT          Set/Report/Ver: MAIN / CL01 / X       9:47 am

  Loan Number Last Name                           Loan Status                  Document               Document Status
    970717005 SHERMAN STREET APARTMENTS, L.L.C.                                UCC1-FIN. STMT.        RECEIVED    -REVIEWED

    970717018 CROSSROADS WEST ASSOCIATES LIMITED  ON HAND                      INTERIM ASSN 1         RECEIVED    -REVIEWED
                                                                               CORP. ASSIGNMNT        RECEIVED    -REVIEWED
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               UNIFORM CODE 3         RECEIVED    -REVIEWED

    970721004 SHAKER LOUDOUN PLAZA                ON HAND                      ASMT RENT/LEASE        RECEIVED    -REVIEWED

                                                                                    Doc Memo:Not certified 'true and correct'
                                                                               INTERIM ASSN 1         NOT RECEIVED-NOT REVIEWED

                                                                                    Doc Memo:Chase (Chemical) to Holliday Fenoglio
                                                                               GAP MORTGAGE           RECEIVED    -REVIEWED

                                                                                    Doc Memo:Not certified 'true and correct'
                                                                               MODIFICATION           RECEIVED    -REVIEWED

                                                                                    Doc Memo:Not certified 'true and correct'
                                                                               MORTGAGE               NOT RECEIVED-NOT REVIEWED

                                                                                    Doc Memo:Pre-Holliday Fenoglio mortgages
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                                    Doc Memo:Consolidation
                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED


                                                                               UC3 TO TST-CTY         NOT RECEIVED-NOT REVIEWED

                                                                                    Doc Memo:Holliday Fenoglio, LP to blank
                                                                               UCC-1-COUNTY           NOT RECEIVED-NOT REVIEWED
                    Memo:The mortgage in this file represents the pre-Holliday
                         Fenoglio mortgages. The note in this file represents
                         the pre-Holliday Fenoglio notes.

    970723001 GRANADA/TURNBERRY, LTD.             ON HAND                      A/A OF LEAS/RTS        NOT RECEIVED-NOT REVIEWED
                                                                               INTERIM ASSN 1         NOT RECEIVED-NOT REVIEWED
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED
----------------------------------------------------------------------------------------------------------------------------------


  Loan Number Last Name                           Exception Item
    970717005 SHERMAN STREET APARTMENTS, L.L.C.   1619 - Original in file but not recorded

    970717018 CROSSROADS WEST ASSOCIATES LIMITED  0411 - Misc. information - not recorded
                                                  0411 - Misc. information - not recorded
                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0411 - Misc. information - not recorded

    970721004 SHAKER LOUDOUN PLAZA                1619 - Original in file but not recorded - Not
                                                  certified 'true and correct'

                                                  0702 - Document is missing - Chase (Chemical)
                                                  to Holliday Fenoglio

                                                  1619 - Original in file but not recorded - Not
                                                  certified 'true and correct'

                                                  1619 - Original in file but not recorded - Not
                                                  certified 'true and correct'

                                                  0702 - Document is missing - Pre-Holliday
                                                  Fenoglio mortgages

                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE

                                                  0702 - Document is missing - COPY OF MARKED UP
                                                  COMMITMENT IN FILE

                                                  0702 - Document is missing - Holliday
                                                  Fenoglio, LP to blank

                                                  0702 - Document is missing
                    Memo:The mortgage in this file represents the pre-Holliday
                         Fenoglio mortgages. The note in this file represents the pre-Holliday Fenoglio notes.

    970723001 GRANADA/TURNBERRY, LTD.             0702 - Document is missing
                                                  0702 - Document is missing
                                                  3313 - Endorsement(s) is incomplete - LEHMAN
------------------------------------------------------------------------------------------------
LaSalle National Bank                             Run By: HENRIKSO                      03/20/98
Report: POOL CERTIFICATION STATUS REPORT          Set/Report/Ver: MAIN / CL01 / X        9:47 am

  Loan Number Last Name                           Loan Status                  Document               Document Status
    970723001 GRANADA/TURNBERRY, LTD.                                          TITLE POLICY           NOT RECEIVED-NOT REVIEWED

    970723003 WEST RIVER OAKS, LTD.               ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED


    970723006 BAUSTIN OAK PARK, LTD.              ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED


    970723009 SCHICKEL ENTERPRISES LIMITED PARTNE ON HAND                      ASMT RENT/LEASE        RECEIVED    -REVIEWED

                                                                               MORTGAGE               RECEIVED    -REVIEWED

                                                                                    Doc Memo:Mortgage and Security Agreement
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED

    970723022 2 SUMMIT COURT                      ON HAND                      INTERIM ASSN 1         NOT RECEIVED-NOT REVIEWED

                                                                                    Doc Memo:Mid-Hudson Savings Bank FSB to First
                                                                                    Union Nat. Bank
                                                                               INTERIM ASSN 2         RECEIVED    -REVIEWED




                                                                               INTERIM ASSN 3         RECEIVED    -REVIEWED





                                                                               CORP. ASSIGNMNT        RECEIVED    -REVIEWED



                                                                               MODIFICATION           RECEIVED    -REVIEWED
----------------------------------------------------------------------------------------------------------------------------------


  Loan Number Last Name                           Exception Item
                                                  BROS TO TRUSTEE
    970723001 GRANADA/TURNBERRY, LTD.             0702 - Document is missing

    970723003 WEST RIVER OAKS, LTD.               3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE

    970723006 BAUSTIN OAK PARK, LTD.              3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE

    970723009 SCHICKEL ENTERPRISES LIMITED PARTNE 1619 - Original in file but not recorded - and not certified as true and correct
                                                  1619 - Original in file but not recorded - and
                                                  not certified as true and correct

                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing

    970723022 2 SUMMIT COURT                      0702 - Document is missing - Mid-Hudson
                                                  Savings Bank FSB to First Union Nat. Bank

                                                  0804 - Lender name is missing or incorrect -
                                                  'FSB' missing from 'Mid-Hudson Savings Bank
                                                  FSB'
                                                  3510 - Copy only in file - First Union to Legg
                                                  Mason Dorman & Wilson
                                                  1619 - Original in file but not recorded -
                                                  Legg Mason to Legg Mason Mtg. Capital not
                                                  certified 'true..'
                                                  4301 - Assignment is not in recordable form -
                                                  'FSB' missing from 'Mid-Hudson Savings Bank
                                                  FSB'
                                                  4301 - Assignment is not in recordable form -
                                                  'FSB' missing from 'Mid-Hudson Savings Bank
                                                  FSB'

                                                  0804 - Lender name is missing or incorrect
                                                  Rejected recording- FSB missing from Hudson
                                                  Savings Bank FSB
------------------------------------------------------------------------------------------------
LaSalle National Bank                             Run By: HENRIKSO                      03/20/98
Report: POOL CERTIFICATION STATUS REPORT          Set/Report/Ver: MAIN / CL01 / X        9:47 am

  Loan Number Last Name                           Loan Status                  Document               Document Status
                                                                                    Doc Memo:Rejected: 'FSB' missing from
                                                                                    'Mid-Hudson Savings Bank FSB'
    970723022 2 SUMMIT COURT                                                   NOTE INSTRUMENT        NOT RECEIVED-NOT REVIEWED

                                                                               UCC3 INTERIM-ST        NOT RECEIVED-NOT REVIEWED

                                                                                    Doc Memo:Legg Mason Dorman & Wilson->Legg Mason
                                                                                    Mtg. Capital
                                                                               UC3 TO TST-ST          NOT RECEIVED-NOT REVIEWED

                                                                                    Doc Memo:Legg Mason Mtg. Capital to blank
                                                                               UCC-1 - STATE          NOT RECEIVED-NOT REVIEWED

    970724009 SUNNYSLOPE INVESTMENTS NO 1 LTD     ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED


                                                                               UNIFORM CODE 3         NOT RECEIVED-NOT REVIEWED

                                                                                    Doc Memo:Mellon Mortgage to Lehman

    970724017 1870 ASSOCIATES, INC                ON HAND                      LETTER OF CREDT        RECEIVED    -REVIEWED
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED


    970724019 1613 DUKE STREET ASSOCIATES         ON HAND                      ASMT RENT/LEASE        RECEIVED    -REVIEWED
                                                                               MORTGAGE               RECEIVED    -REVIEWED

                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                                    Doc Memo:NEED ALLONGE HOLLIDAY FENIGLIO TO
                                                                                    BLANK
                                                                               UCC1-FIN. STMT.        RECEIVED    -REVIEWED

    970730009 ADVANCED GROUP 93-3                 ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED

                                                                               UCC-1 - STATE          RECEIVED    -REVIEWED
----------------------------------------------------------------------------------------------------------------------------------


  Loan Number Last Name                           Exception Item

    970723022 2 SUMMIT COURT                      3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing - Legg Mason Dorman
                                                  & Wilson->Legg Mason Mtg. Capital

                                                  0702 - Document is missing - Legg Mason Mtg.
                                                  Capital to blank

                                                  0702 - Document is missing

    970724009 SUNNYSLOPE INVESTMENTS NO 1 LTD     3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE

                                                  0702 - Document is missing - missing UCC
                                                  assignment from Mellon Mortgage to Lehman


    970724017 1870 ASSOCIATES, INC                3510 - Copy only in file
                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing - COPY OF MARKED UP
                                                  COMMITMENT IN FILE

    970724019 1613 DUKE STREET ASSOCIATES         3510 - Copy only in file
                                                  1600 - Acquisition Assignment missing
                                                  3510 - Copy only in file
                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE

                                                  3510 - Copy only in file

    970730009 ADVANCED GROUP 93-3                 3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing - COPY OF MARKED UP
                                                  COMMITMENT IN FILE
                                                  3510 - Copy only in file - UNRECORDED
------------------------------------------------------------------------------------------------
LaSalle National Bank                             Run By: HENRIKSO                      03/20/98
Report: POOL CERTIFICATION STATUS REPORT          Set/Report/Ver: MAIN / CL01 / X        9:47 am

  Loan Number Last Name                           Loan Status                  Document               Document Status
    970730010 IGP X SHADOW RIDGE MEADOWS, LTD.    ON HAND                      CORP. ASSIGNMNT        RECEIVED    -REVIEWED
                                                                                    Doc Memo:Mellon Mortgage to blank
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED
                                                                               UNIFORM CODE 3         RECEIVED    -REVIEWED
                                                                                    Doc Memo:Mellon to blank


    970731003 VR27 PARTNERSHIP, LTD.              ON HAND                      A/A OF LEAS/RTS        NOT RECEIVED-NOT REVIEWED
                                                                               ASSN OF MGMT AG        RECEIVED    -REVIEWED

                                                                               ACQUISITION ASN        NOT RECEIVED-NOT REVIEWED
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED




                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED

                                                                               UNIFORM CODE 3         NOT RECEIVED-NOT REVIEWED
                                                                               UCC-1 - STATE          NOT RECEIVED-NOT REVIEWED

    970731016 THE ST. CLAIRSVILLE DEVELOPMENT, LP ON HAND                      A/A OF LEAS/RTS        NOT RECEIVED-NOT REVIEWED
                                                                               CORP. ASSIGNMNT        NOT RECEIVED-NOT REVIEWED
                                                                                    Doc Memo:LEHMAN-BLANK
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED


    970731027 DEERFIELD OF ROCK HILL, LLC         ON HAND                      A/A OF LEAS/RTS        NOT RECEIVED-NOT REVIEWED
                                                                               CORP. ASSIGNMNT        NOT RECEIVED-NOT REVIEWED
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED


                                                                                    Doc Memo:DORHLLC > LRS


                                                                               UNIFORM CODE 3         NOT RECEIVED-NOT REVIEWED
----------------------------------------------------------------------------------------------------------------------------------


  Loan Number Last Name                           Exception Item
    970730010 IGP X SHADOW RIDGE MEADOWS, LTD.    1619 - Original in file but not recorded

                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing
                                                  0700 - Signatures missing

                                                  1619 - Original in file but not recorded

    970731003 VR27 PARTNERSHIP, LTD.              0702 - Document is missing - HOLLIDAY-BLANK
                                                  0700 - Signatures missing - MISSING SIG OF
                                                  HOLLIDAY
                                                  0702 - Document is missing - HOLLIDAY-BLANK
                                                  3312 - Endorsement(s) are missing or
                                                  incorrect. - MISSING ENDORSEMENT TO BLANK OR
                                                  LASALLE AS TRUSTEE
                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing - COPY OF MARKED UP
                                                  COMMITMENT IN FILE
                                                  0702 - Document is missing - HOLLIDAY-BLANK
                                                  0702 - Document is missing

    970731016 THE ST. CLAIRSVILLE DEVELOPMENT, LP 0702 - Document is missing
                                                  0702 - Document is missing

                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE

    970731027 DEERFIELD OF ROCK HILL, LLC         0702 - Document is missing
                                                  0702 - Document is missing
                                                  3312 - Endorsement(s) are missing or
                                                  incorrect. - MISSING ENDORSEMENT TO BLANK OR
                                                  LASALLE AS TRUSTEE

                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing
------------------------------------------------------------------------------------------------
LaSalle National Bank                             Run By: HENRIKSO                      03/20/98
Report: POOL CERTIFICATION STATUS REPORT          Set/Report/Ver: MAIN / CL01 / X        9:47 am

  Loan Number Last Name                           Loan Status                  Document               Document Status
    970731031 HARBINGER CENTRE II LIM. PARTNERSHP ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED


    970801003 TAI REAL ESTATE LC                  ON HAND                      ASMT RENT/LEASE        RECEIVED    -REVIEWED

                                                                               CORP. ASSIGNMNT        RECEIVED    -REVIEWED

                                                                                    Doc Memo:Northland Financial to Lehman; not
                                                                                    certified as true and cor
                                                                               MORTGAGE               RECEIVED    -REVIEWED

                                                                                    Doc Memo:Deed of Trust and SECA and Fixture
                                                                                    Financing Statement
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED
                                                                               UCC1-FIN. STMT.        RECEIVED    -REVIEWED


                                                                               UNIFORM CODE 3         RECEIVED    -REVIEWED


                                                                                    Doc Memo:Northland to blank

    970801006 QUARRY WEST PARTNERS, LLP           ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED


    970801010 ORSETT/PIEDMONT L.P.                ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               REPLACEMNT RSRV        RECEIVED    -REVIEWED

                                                                               UCC1-FIN. STMT.        RECEIVED    -REVIEWED

    970801011 KMART PLAZA EDGEWOOD                ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                                    Doc Memo:ALLONGE TO BLANK
                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED
----------------------------------------------------------------------------------------------------------------------------------


  Loan Number Last Name                           LException Item
    970731031 HARBINGER CENTRE II LIM. PARTNERSHP O3313 - Endorsement(s) is incomplete - LEHMAN
                                                   BROS TO TRUSTEE

    970801003 TAI REAL ESTATE LC                  O1619 - Original in file but not recorded - and
                                                   not certified as true and correct
                                                   1619 - Original in file but not recorded - and
                                                   not certified as true and correct

                                                   1619 - Original in file but not recorded - and
                                                   not certified as true and correct

                                                   3313 - Endorsement(s) is incomplete - LEHMAN
                                                   BROS TO TRUSTEE
                                                   0702 - Document is missing
                                                   1619 - Original in file but not recorded - and
                                                   not certified as true and correct

                                                   1619 - Original in file but not recorded - UCC
                                                   assignment from Northland not certified as
                                                   true and corr


    970801006 QUARRY WEST PARTNERS, LLP           O3313 - Endorsement(s) is incomplete - LEHMAN
                                                   BROS TO TRUSTEE
                                                   0702 - Document is missing - COPY OF MARKED UP
                                                   COMMITMENT

    970801010 ORSETT/PIEDMONT L.P.                O3313 - Endorsement(s) is incomplete - LEHMAN
                                                   BROS TO TRUSTEE
                                                   0700 - Signatures missing - NOT SIGNED BY
                                                   NORTLAND (LENDER)
                                                   3510 - Copy only in file

    970801011 KMART PLAZA EDGEWOOD                O3313 - Endorsement(s) is incomplete - LEHMAN
                                                   BROS TO TRUSTEE

                                                   0702 - Document is missing
-------------------------------------------------------------------------------------------------
LaSalle National Bank                              Run By: HENRIKSO                     03/20/98
Report: POOL CERTIFICATION STATUS REPORT           Set/Report/Ver: MAIN / CL01 / X       9:47 am

  Loan Number Last Name                           Loan Status                  Document               Document Status
    970806003 WEST TEMPLE APARTMENTS, LLC         ON HAND                      ENVIROMENTL AGR        RECEIVED    -REVIEWED

                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED


    970806032 HARTE HAVEN SHOPPING CENTER         ON HAND                      INTERIM ASSN 1         NOT RECEIVED-NOT REVIEWED

                                                                                    Doc Memo:Union Central Life to Fowler,
                                                                                    Goedecke...
                                                                               GAP MORTGAGE           RECEIVED    -REVIEWED

                                                                                    Doc Memo:Recorded after consolidation (out of
                                                                               MISC. DOCUMENTS        NOT RECEIVED-NOT REVIEWED


Doc Memo:All previous notes, mortgages, etc...
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED

                                                                               UC3 TO TST-ST          NOT RECEIVED-NOT REVIEWED

                                                                                    Doc Memo:Fowler, Goedecke... to blank
                                                                               UCC-1-COUNTY           RECEIVED    -REVIEWED

                                                                                    Doc Memo:Not certified 'true and correct'
                                                                               UCC-1 - STATE          NOT RECEIVED-NOT REVIEWED

    970806044 HARBORVIEW INVESTMENTS, INC.        ON HAND                      ASMT RENT/LEASE        RECEIVED    -REVIEWED

                                                                               MORTGAGE               RECEIVED    -REVIEWED

                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED

                                                                               UCC1-FIN. STMT.        RECEIVED    -REVIEWED
----------------------------------------------------------------------------------------------------------------------------------


  Loan Number Last Name                           Exception Item
    970806003 WEST TEMPLE APARTMENTS, LLC         0700 - Signatures missing - NOT SIGNED BY
                                                  "PRINCIPAL"
                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing - COPY OF MARKED UP
                                                  COMMITMENT IN FILE

    970806032 HARTE HAVEN SHOPPING CENTER         0702 - Document is missing - Union Central
                                                  Life to Fowler, Goedecke...

                                                  0411 - Misc. information - Recorded after
                                                  consolidation (out of order)
                                                  order)
                                                  0702 - Document is missing - All previous
                                                  notes, mortgages, etc...

Doc Memo:All previous notes, mortgages, etc...
                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing - COPY OF MARKED UP
                                                  COMMITMENT IN FILE
                                                  0702 - Document is missing - Fowler,
                                                  Goedecke... to blank

                                                  3510 - Copy only in file - Not certified 'true
                                                  and correct'

                                                  0702 - Document is missing

    970806044 HARBORVIEW INVESTMENTS, INC.        3510 - Copy only in file -
                                                  UNCERTIFIED/UNRECORDED
                                                  3510 - Copy only in file -
                                                  UNCERTIFIED/UNRECORDED
                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing - COPY OF MARKED UP
                                                  COMMITMENT IN FILE
                                                  3510 - Copy only in file -
                                                  UNCERTIFIED/UNRECORDED
------------------------------------------------------------------------------------------------
LaSalle National Bank                             Run By: HENRIKSO                      03/20/98
Report: POOL CERTIFICATION STATUS REPORT          Set/Report/Ver: MAIN / CL01 / X        9:47 am

  Loan Number Last Name                           Loan Status                  Document               Document Status
    970806051 11000 MIDLANTIC DRIVE ASSOCIATES LP ON HAND                      A/A OF LEAS/RTS        NOT RECEIVED-NOT REVIEWED
                                                                               ASSN OF MGMT AG        RECEIVED    -REVIEWED


                                                                               ACQUISITION ASN        NOT RECEIVED-NOT REVIEWED
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED

                                                                               UCC1-FIN. STMT.        RECEIVED    -REVIEWED

                                                                               UNIFORM CODE 3         NOT RECEIVED-NOT REVIEWED

    970813006 SYCAMORE SQUARE INVESTORS LLC       ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                                    Doc Memo:LAUREATE-BLANK
                                                                               UCC-1 - STATE          NOT RECEIVED-NOT REVIEWED

    970813009 HOLLAND PROPERTIES TWO, INC.        ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               INTERIM UCC            RECEIVED    -REVIEWED
                                                                                    Doc Memo:Legg Mason Real Estate to Legg Mason
                                                                                    Mortgage

    970813019 SAN ANTONIO HUEBNER OAKS, LTD       ON HAND                      ASMT RENT/LEASE        RECEIVED    -REVIEWED
                                                                               MORTGAGE               RECEIVED    -REVIEWED
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                                    Doc Memo:HOLLIDAY-BLANK
                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED

                                                                               UCC1-FIN. STMT.        RECEIVED    -REVIEWED
                    Memo:
                         2 NOTES FOR THIS FILE
                         18,240,000.00
                         1,012,000.00

    970813022 G-V ASSOCIATES, L.L.C.              ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED
----------------------------------------------------------------------------------------------------------------------------------


  Loan Number Last Name                           Exception Item
    970806051 11000 MIDLANTIC DRIVE ASSOCIATES LP 0702 - Document is missing - LEHMAN-BLANK
                                                  0700 - Signatures missing - DOC NOT SIGNED BY
                                                  LENDER-LEHMAN

                                                  0702 - Document is missing - LEHMAN-BLANK
                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing - COPY OF MARKED UP
                                                  COMMITMENT IN FILE
                                                  3510 - Copy only in file -
                                                  UNCERTIFIED/UNRECORDED
                                                  0702 - Document is missing - LEHMAN-BLANK

    970813006 SYCAMORE SQUARE INVESTORS LLC       3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE

                                                  0702 - Document is missing

    970813009 HOLLAND PROPERTIES TWO, INC.        3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  1619 - Original in file but not recorded


    970813019 SAN ANTONIO HUEBNER OAKS, LTD       3510 - Copy only in file - UNRECORDED
                                                  3510 - Copy only in file - UNRECORDED
                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE

                                                  0702 - Document is missing - COPY OF MARKED UP
                                                  COMMITMENT IN FILE
                                                  3510 - Copy only in file - UNRECORDED
                    Memo:
                         2 NOTES FOR THIS FILE
                         18,240,000.00
                         1,012,000.00

    970813022 G-V ASSOCIATES, L.L.C.              3312 - Endorsement(s) are missing or
                                                  incorrect. - MISSING ENDORSEMENT TO BLANK OR
                                                  LASALLE AS TRUSTEE
------------------------------------------------------------------------------------------------
LaSalle National Bank                             Run By: HENRIKSO                      03/20/98
Report: POOL CERTIFICATION STATUS REPORT          Set/Report/Ver: MAIN / CL01 / X        9:47 am

  Loan Number Last Name                           Loan Status                  Document               Document Status
    970813022 G-V ASSOCIATES, L.L.C.                                           NOTE INSTRUMENT


    970814002 WOODLAWN COMMONS, LLC.              ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED


    970814009 L-F TRAILS APARTMENTS LLC           ON HAND                      CORP. ASSIGNMNT        RECEIVED    -REVIEWED
                                                                                    Doc Memo:Northland to blank
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                                    Doc Memo:file contains Allonge from Northland
                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED


                                                                               UNIFORM CODE 3         NOT RECEIVED-NOT REVIEWED


                                                                                    Doc Memo:Northland to Lehman or to blank

    970814010 L-F TERRACE APARTMENTS LLC          ON HAND                      CORP. ASSIGNMNT        RECEIVED    -REVIEWED
                                                                                    Doc Memo:Northland to blank
                                                                               MORTGAGE               RECEIVED    -REVIEWED
                                                                                    Doc Memo:Deed of Trust and Security Agreement
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                                    Doc Memo:file contains Allonge from Northland
                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED





                                                                               UNIFORM CODE 3         NOT RECEIVED-NOT REVIEWED


                                                                                    Doc Memo:Northland to Lehman or to blank

    970814011 L-F ORCHID APARTMENTS LLC           ON HAND                      CORP. ASSIGNMNT        RECEIVED    -REVIEWED
                                                                                    Doc Memo:Northland to blank
----------------------------------------------------------------------------------------------------------------------------------


  Loan Number Last Name                           Exception Item
    970813022 G-V ASSOCIATES, L.L.C.              3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE

    970814002 WOODLAWN COMMONS, LLC.              3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE

    970814009 L-F TRAILS APARTMENTS LLC           1619 - Original in file but not recorded

                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  to blank
                                                  0702 - Document is missing - COPY OF MARKED UP
                                                  COMMITMENT IN FILE

                                                  0702 - Document is missing - missing UCC
                                                  assignment from Northland to Lehman or to
                                                  blank


    970814010 L-F TERRACE APARTMENTS LLC          1619 - Original in file but not recorded

                                                  1619 - Original in file but not recorded

                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  to blank
                                                  0702 - Document is missing - COPY OF MARKED UP
                                                  COMMITMENT IN FILE
                                                  4901 - Title Commitment or Preliminary Report
                                                  in file - file contains copy only of Pro Forma
                                                  policy

                                                  0702 - Document is missing - missing UCC
                                                  assignment from Northland to Lehman or to
                                                  blank


    970814011 L-F ORCHID APARTMENTS LLC           1619 - Original in file but not recorded
------------------------------------------------------------------------------------------------
LaSalle National Bank                             Run By: HENRIKSO                      03/20/98
Report: POOL CERTIFICATION STATUS REPORT          Set/Report/Ver: MAIN / CL01 / X        9:47 am

  Loan Number Last Name                           Loan Status                  Document               Document Status
    970814011 L-F ORCHID APARTMENTS LLC                                        NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                                    Doc Memo:file contains Allonge from Northland

                                                                               UNIFORM CODE 3         NOT RECEIVED-NOT REVIEWED


                                                                                    Doc Memo:Northland to Lehmand or to blank

    970814016 PLANO/LANCERS, L.P.                 ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED

                                                                               UCC1-FIN. STMT.        RECEIVED    -REVIEWED
                                                                               UNIFORM CODE 3         NOT RECEIVED-NOT REVIEWED

    970814021 PC WEXFORD ASSOCIATES LLC           ON HAND                      MORTGAGE               RECEIVED    -REVIEWED

                                                                                    Doc Memo:Open-End Mortgage and SECA
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED


    970814022 PC GREENSBURG ASSOCIATES LLC        ON HAND                      MORTGAGE               RECEIVED    -REVIEWED

                                                                                    Doc Memo:Open-End Mortgage and SECA
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED

    970814024 X/SLC LLC                           ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                                    Doc Memo:NORTHLAND-BLANK
                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED
                                                                               UCC1-FIN. STMT.        NOT RECEIVED-NOT REVIEWED

    970815002 WHITEHALL BOCA, AN ILLINOIS P'SHIP  ON HAND                      ASMT RENT/LEASE        NOT RECEIVED-NOT REVIEWED
                                                                               MORTGAGE               RECEIVED    -REVIEWED
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED
----------------------------------------------------------------------------------------------------------------------------------


  Loan Number Last Name                           Exception Item
    970814011 L-F ORCHID APARTMENTS LLC           3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  to blank

                                                  0702 - Document is missing - missing UCC
                                                  assignment from Northland to Lehman or to
                                                  blank


    970814016 PLANO/LANCERS, L.P.                 3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing - COPY OF MARKED UP
                                                  COMMITMENT IN FILE
                                                  3510 - Copy only in file - UNRECORDED
                                                  0702 - Document is missing - LEHMAN-BLANK

    970814021 PC WEXFORD ASSOCIATES LLC           1619 - Original in file but not recorded - and
                                                  not certified as true and correct

                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE

    970814022 PC GREENSBURG ASSOCIATES LLC        1619 - Original in file but not recorded - and
                                                  not certified as true and correct

                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing

    970814024 X/SLC LLC                           3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE

                                                  0702 - Document is missing
                                                  0702 - Document is missing

    970815002 WHITEHALL BOCA, AN ILLINOIS P'SHIP  0702 - Document is missing
                                                  3510 - Copy only in file - UNRECORDED
                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
------------------------------------------------------------------------------------------------
LaSalle National Bank                             Run By: HENRIKSO                      03/20/98
Report: POOL CERTIFICATION STATUS REPORT          Set/Report/Ver: MAIN / CL01 / X        9:47 am

  Loan Number Last Name                           Loan Status                  Document               Document Status
    970815002 WHITEHALL BOCA, AN ILLINOIS P'SHIP                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED

                                                                               INTERIM UCC            RECEIVED    -REVIEWED

                                                                                    Doc Memo:LEGG MASON MTG CAPITAL - BLANK
                                                                               UNIFORM CODE 3         RECEIVED    -REVIEWED

                                                                                    Doc Memo:LEGG MASON REAL ESTATE - BLANK
                                                                               UCC-1-COUNTY           NOT RECEIVED-NOT REVIEWED
                    Memo:FILE CONTAINS TWO NOTES:
                         $9.750MM CONSOLIDATED/RESTATED NOTE
                         $2.779,425.51 FUTURE ADVANCE NOTE (NO ENDORSEMENT FROM LEGG MASON TO BLANK FOR FUTURE ADVANCE NOTE)

    970815017 PALMS OF DELRAY, INC.               ON HAND                      ASMT RENT/LEASE        RECEIVED    -REVIEWED
                                                                               INTERIM ASSN 1         RECEIVED    -REVIEWED
                                                                                    Doc Memo:Legg Mason R.E. to Legg Mason Mort. C
                                                                               MORTGAGE               RECEIVED    -REVIEWED
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED

    970815026 LAKESIDE DEVELOPMENT CORP.          ON HAND                      A/A OF LEAS/RTS        RECEIVED    -REVIEWED
                                                                               ASMT RENT/LEASE        RECEIVED    -REVIEWED
                                                                               INTERIM ASSN 1         RECEIVED    -REVIEWED
                                                                               MORTGAGE               RECEIVED    -REVIEWED
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED
                                                                               UCC1-FIN. STMT.        RECEIVED    -REVIEWED

    970815033 B.C.R. INVESTMENTS, INC.            ON HAND                      AARL - #2 DOC          NOT RECEIVED-NOT REVIEWED

                                                                                    Doc Memo:LEGG MASON MTG CAP TO BLANK
                                                                               CORP. ASSIGNMNT        NOT RECEIVED-NOT REVIEWED

                                                                                    Doc Memo:LEGG MASON MTG CAP TO BLANK
----------------------------------------------------------------------------------------------------------------------------------


  Loan Number Last Name                           Exception Item
    970815002 WHITEHALL BOCA, AN ILLINOIS P'SHIP  0702 - Document is missing - COPY OF MARKED UP
                                                  COMMITMENT IN FILE
                                                  0411 - Misc. information - ONLY ONE ASSIGNMENT
                                                  PROVIDED

                                                  0411 - Misc. information - ONLY ONE ASSIGNMENT
                                                  PROVIDED

                                                  0702 - Document is missing - COUNTY FILING
                    Memo:FILE CONTAINS TWO NOTES:
                        $9.750MM CONSOLIDATED/RESTATED NOTE
                        $2.779,425.51 FUTURE ADVANCE NOTE (NO ENDORSEMENT FROM LEGG MASON TO BLANK FOR FUTURE ADVANCE NOTE)

    970815017 PALMS OF DELRAY, INC.               3510 - Copy only in file
                                                  1619 - Original in file but not recorded
                                                  ap.
                                                  3510 - Copy only in file
                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing

    970815026 LAKESIDE DEVELOPMENT CORP.          1619 - Original in file but not recorded
                                                  3510 - Copy only in file
                                                  1619 - Original in file but not recorded
                                                  3510 - Copy only in file
                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing
                                                  3510 - Copy only in file

    970815033 B.C.R. INVESTMENTS, INC.            0702 - Document is missing - LEGG MASON MTG
                                                  CAP TO BLANK

                                                  0702 - Document is missing - LEGG MASON MTG
                                                  CAP TO BLANK
------------------------------------------------------------------------------------------------
LaSalle National Bank                             Run By: HENRIKSO                      03/20/98
Report: POOL CERTIFICATION STATUS REPORT          Set/Report/Ver: MAIN / CL01 / X        9:47 am

  Loan Number Last Name                           Loan Status                  Document               Document Status
    970815033 B.C.R. INVESTMENTS, INC.                                         NOTE INSTRUMENT        RECEIVED    -REVIEWED


                                                                                    Doc Memo:Consolidated, Renewed and Restated
                                                                                    Promissory Note


                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED

                                                                               UCC-1-COUNTY           NOT RECEIVED-NOT REVIEWED
                    Memo:file also contains Future Advance Promissory Note

    970820029 SHOPPES OUTLOT, LP, THE             ON HAND                      ASMT RENT/LEASE        RECEIVED    -REVIEWED
                                                                               MORTGAGE               RECEIVED    -REVIEWED
                                                                                    Doc Memo:Mortgage and Security Agreement
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                                    Doc Memo:file contains Allonge from Laureate
                                                                                    Realty to blank
                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED


    970821006 FIRESIDE LAND DEVELOPMENT LLC       ON HAND                      INTERIM ASSN 1         NOT RECEIVED-NOT REVIEWED
                                                                               ACQUISITION ASN        NOT RECEIVED-NOT REVIEWED
                                                                                    Doc Memo:ASSIGNMENT OF MORTGAGE FROM LEGG MASON
                                                                                    MORTGAGE CAPITAL to BLANK

                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED




                                                                               INTERIM UCC            NOT RECEIVED-NOT REVIEWED
                                                                               UNIFORM CODE 3         NOT RECEIVED-NOT REVIEWED

    970821011 DORA I LP AND DAYTON INN DEV LP     ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                                    Doc Memo:LAUREATE-BLANK
                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED
----------------------------------------------------------------------------------------------------------------------------------


  Loan Number Last Name                            Exception Item
    970815033 B.C.R. INVESTMENTS, INC.             3312 - Endorsement(s) are missing or
                                                   incorrect. - MISSING ENDORSEMENT TO BLANK OR
                                                   LASALLE AS TRUSTEE

                                                   3313 - Endorsement(s) is incomplete - LEHMAN
                                                   BROS TO TRUSTEE
                                                   0702 - Document is missing - COPY OF MARKED UP
                                                   COMMITMENT IN FILE
                                                   0702 - Document is missing - COUNTY FILING

    970820029 SHOPPES OUTLOT, LP, THE             O1619 - Original in file but not recorded
                                                   1619 - Original in file but not recorded

                                                   3313 - Endorsement(s) is incomplete - LEHMAN
                                                   BROS TO TRUSTEE

                                                   0702 - Document is missing - COPY OF MARKED UP
                                                   COMMITMENT IN FILE

    970821006 FIRESIDE LAND DEVELOPMENT LLC       O0702 - Document is missing - LMRESI-LMMCC
                                                   0702 - Document is missing - LMMCC-BLANK


                                                   3312 - Endorsement(s) are missing or
                                                   incorrect. - MISSING ENDORSEMENT TO BLANK OR
                                                   LASALLE AS TRUSTEE
                                                   3313 - Endorsement(s) is incomplete - LEHMAN
                                                   BROS TO TRUSTEE
                                                   0702 - Document is missing - LMRESI-LMMCC
                                                   0702 - Document is missing - LMMCC-BLANK

    970821011 DORA I LP AND DAYTON INN DEV LP     O3313 - Endorsement(s) is incomplete - LEHMAN
                                                   BROS TO TRUSTEE

                                                   0702 - Document is missing
-------------------------------------------------------------------------------------------------
LaSalle National Bank                              Run By: HENRIKSO                     03/20/98
Report: POOL CERTIFICATION STATUS REPORT           Set/Report/Ver: MAIN / CL01 / X       9:47 am

  Loan Number Last Name                           Loan Status                  Document               Document Status
    970821011 DORA I LP AND DAYTON INN DEV LP                                  UCC1 #5                RECEIVED    -REVIEWED

                                                                                    Doc Memo:IN SOS (2 FILINGS)

    970824003 DOWNTOWN DEVELOPMENT LLC            ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED

    970824004 DAUPHIN PLAZA ASSOCIATES, L.P.      ON HAND                      MORTGAGE               RECEIVED    -REVIEWED

                                                                                    Doc Memo:Open-End Mortgage and SECA; NOT
                                                                                    certified as true and correc
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED


    970824005 CENTER-TAUTON LLC                   ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                                    Doc Memo:CTLLC > LBHI    LBHI>blank
                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED

    970827014 FLORIDIAN INVESTMENTS, LTD.         ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               UNIFORM CODE 3         NOT RECEIVED-NOT REVIEWED
                                                                               UCC-1 - STATE          RECEIVED    -REVIEWED

                                                                                    Doc Memo:SECRETARY OF STATE - FLORIDA

    970827027 PARK INN ASSOCIATES, LIMITED PARTNE ON HAND                      ASMT RENT/LEASE        NOT RECEIVED-NOT REVIEWED
                                                                               CORP. ASSIGNMNT        NOT RECEIVED-NOT REVIEWED
                                                                               MORTGAGE               NOT RECEIVED-NOT REVIEWED
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED
                                                                               UCC1-FIN. STMT.        NOT RECEIVED-NOT REVIEWED

    970827030 MOUNTAIN VIEW ASSOCIATES, LTD.      ON HAND                      A/A OF LEAS/RTS        NOT RECEIVED-NOT REVIEWED
                                                                               ACQUISITION ASN        NOT RECEIVED-NOT REVIEWED
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED
----------------------------------------------------------------------------------------------------------------------------------


  Loan Number Last Name                           Exception Item
    970821011 DORA I LP AND DAYTON INN DEV LP     3510 - Copy only in file - UNRECORDED - IN SOS
                                                  (2 FILINGS)


    970824003 DOWNTOWN DEVELOPMENT LLC            3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing

    970824004 DAUPHIN PLAZA ASSOCIATES, L.P.      1619 - Original in file but not recorded - NOT
                                                  certified as true and correct

                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE

    970824005 CENTER-TAUTON LLC                   3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE

                                                  0702 - Document is missing

    970827014 FLORIDIAN INVESTMENTS, LTD.         3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing
                                                  3510 - Copy only in file - RECORDED COPY IN
                                                  FILE


    970827027 PARK INN ASSOCIATES, LIMITED PARTNE 0702 - Document is missing
                                                  0702 - Document is missing
                                                  0702 - Document is missing
                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing
                                                  0702 - Document is missing

    970827030 MOUNTAIN VIEW ASSOCIATES, LTD.      0702 - Document is missing - LEHMAN TO BLANK
                                                  0702 - Document is missing - LEHMAN TO BLANK
                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
------------------------------------------------------------------------------------------------
LaSalle National Bank                             Run By: HENRIKSO                      03/20/98
Report: POOL CERTIFICATION STATUS REPORT          Set/Report/Ver: MAIN / CL01 / X        9:47 am

  Loan Number Last Name                           Loan Status                  Document               Document Status
    970827039 DUNBAR HOTEL LIMITED PARTNERSHIP    ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED

    970827040 HERITAGE PLACE, LTD.                ON HAND                      A/A OF LEAS/RTS        NOT RECEIVED-NOT REVIEWED
                                                                               ACQUISITION ASN        NOT RECEIVED-NOT REVIEWED
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED


    970827044 GRAYMERE ASSOCIATES LTD             ON HAND                      A/A OF LEAS/RTS        NOT RECEIVED-NOT REVIEWED
                                                                                    Doc Memo:LEHMAN-BLANK
                                                                               ACQUISITION ASN        NOT RECEIVED-NOT REVIEWED
                                                                                    Doc Memo:LEHMAN-BLANK
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                                    Doc Memo:ENDORSED LEHMAN-BLANK

    970904004 UPTOWN JOINT VENTURE                ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED





    970904010 NAPA RETIREMENT RESIDENCE LIMITED P ON HAND                      ASMT RENT/LEASE        RECEIVED    -REVIEWED

                                                                                    Doc Memo:NOT certified as true and correct
                                                                               MORTGAGE               RECEIVED    -REVIEWED

                                                                                    Doc Memo:Deed of Trust and SECA; NOT certified
                                                                                    as true and correct
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                                    Doc Memo:file contains Allonge from Northland
                                                                                    to blank

    970904045 BLAIR MILL ASSOCIATES               ON HAND                      ASMT RENT/LEASE        RECEIVED    -REVIEWED
                                                                               MORTGAGE               RECEIVED    -REVIEWED
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED
----------------------------------------------------------------------------------------------------------------------------------


  Loan Number Last Name                           Exception Item
    970827039 DUNBAR HOTEL LIMITED PARTNERSHIP    3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing

    970827040 HERITAGE PLACE, LTD.                0702 - Document is missing - LEHMAN TO BLANK
                                                  0702 - Document is missing - LAHMAN TO BLANK
                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE

    970827044 GRAYMERE ASSOCIATES LTD             0702 - Document is missing - LEHMAN-BLANK

                                                  0702 - Document is missing - LEHMAN-BLANK

                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE


    970904004 UPTOWN JOINT VENTURE                3312 - Endorsement(s) are missing or
                                                  incorrect. - MISSING ENDORSEMENT TO BLANK OR
                                                  LASALLE AS TRUSTEE
                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE

    970904010 NAPA RETIREMENT RESIDENCE LIMITED P 1619 - Original in file but not recorded - NOT certified as true and correct

                                                  1619 - Original in file but not recorded - NOT
                                                  certified as true and correct

                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE


    970904045 BLAIR MILL ASSOCIATES               1619 - Original in file but not recorded
                                                  1619 - Original in file but not recorded
                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
------------------------------------------------------------------------------------------------
LaSalle National Bank                             Run By: HENRIKSO                      03/20/98
Report: POOL CERTIFICATION STATUS REPORT          Set/Report/Ver: MAIN / CL01 / X        9:47 am

  Loan Number Last Name                           Loan Status                  Document               Document Status
    970904045 BLAIR MILL ASSOCIATES                                            UCC-1-COUNTY           RECEIVED    -REVIEWED

                                                                                    Doc Memo:MONTGOMERY COUNTY--UNRECORDED COPY
                                                                               UCC-1 - STATE          RECEIVED    -REVIEWED

                                                                                    Doc Memo:SECRETARY OF THE COMMONWEALTH--
                                                                                    UNRECORDED COPY

    970911020 CARSON INDUSTRIAL PARK ASSOCIATES   ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                                    Doc Memo:CIPA > NFC > blank
                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED

    970911029 FM/PORTLAND INVESTORS LP            ON HAND                      ACQUISITION ASN        NOT RECEIVED-NOT REVIEWED
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED




                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED

                                                                               UCC1-FIN. STMT.        RECEIVED    -REVIEWED

                                                                                    Doc Memo:INCLUDES ASSIGNMENT WARD COOK-LEHMAN

                                                                               UNIFORM CODE 3         NOT RECEIVED-NOT REVIEWED

    970911047 41 STATE LLC                        ON HAND                      AALR TO TRUST          RECEIVED    -REVIEWED

                                                                               GENERAL ASSIGNT        RECEIVED    -REVIEWED

                                                                                    Doc Memo:Fowler et al To: Blank
                                                                               ACQUISITION ASN        RECEIVED    -REVIEWED
                                                                                    Doc Memo:Fowler et al To: Blank
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED
                                                                               UCC1-FIN. STMT.        RECEIVED    -REVIEWED
----------------------------------------------------------------------------------------------------------------------------------


  Loan Number Last Name                           Exception Item
    970904045 BLAIR MILL ASSOCIATES               3510 - Copy only in file - MONTGOMERY COUNTY--
                                                  UNRECORDED COPY

                                                  3510 - Copy only in file - SECRETARY OF THE
                                                  COMMONWEALTH--UNRECORDED COPY


    970911020 CARSON INDUSTRIAL PARK ASSOCIATES   3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE

                                                  0702 - Document is missing

    970911029 FM/PORTLAND INVESTORS LP            0702 - Document is missing - lehman-blank
                                                  3312 - Endorsement(s) are missing or
                                                  incorrect. - MISSING ENDORSEMENT TO BLANK OR
                                                  LASALLE AS TRUSTEE
                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing - COPY OF MARKED UP
                                                  COMMITMENT IN FILE
                                                  0411 - Misc. information - ONE UCC1 ONLY -
                                                  FILING LOCATION UNKNOWN

                                                  3510 - Copy only in file - UNRECORDED
                                                  0702 - Document is missing - LEHMAN-BLANK

    970911047 41 STATE LLC                        0411 - Misc. information - Assignment is to
                                                  Blank
                                                  0411 - Misc. information - Assignment is to
                                                  Blank

                                                  0702 - Document is missing - FOWLER TO BLANK

                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing
                                                  3510 - Copy only in file - ONLY ONE UCC1
                                                  PROVIDED
------------------------------------------------------------------------------------------------
LaSalle National Bank                             Run By: HENRIKSO                      03/20/98
Report: POOL CERTIFICATION STATUS REPORT          Set/Report/Ver: MAIN / CL01 / X        9:47 am

  Loan Number Last Name                           Loan Status                  Document               Document Status
    970912016 INDIAN ROAD PARTNERS LP             ON HAND                      ASMT RENT/LEASE        RECEIVED    -REVIEWED
                                                                               MORTGAGE               RECEIVED    -REVIEWED
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED

                                                                               UCC-1-COUNTY           RECEIVED    -REVIEWED
                                                                               UCC-1 - STATE          RECEIVED    -REVIEWED

    970916011 LUCKY CAPITAL, INC.                 ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                                    Doc Memo:[LCI > HFLP.  ALLONGE:  HFLP > blank
                                                                               UNIFORM CODE 3         RECEIVED    -REVIEWED

                                                                                    Doc Memo:HFLP > blank

    970917003 KCF PARTNERS LP                     ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                                    Doc Memo:NORTHLAND-BLANK
                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED


    970917020 5851 WEST SIDE ASSOCIATES, LLC      ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               UCC-1 - STATE          NOT RECEIVED-NOT REVIEWED

    970922001 OAK RUN, L.L.C.                     ON HAND                      CORP. ASSIGNMNT        NOT RECEIVED-NOT REVIEWED
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED




                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED

    970924002 NEW TOWNE WEST APPARTMENTS, L.L.C.  ON HAND                      MORTGAGE               RECEIVED    -REVIEWED

                                                                                    Doc Memo:Deed of Trust and Security Agreement
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED
----------------------------------------------------------------------------------------------------------------------------------


  Loan Number Last Name                           Exception Item
    970912016 INDIAN ROAD PARTNERS LP             3510 - Copy only in file
                                                  3510 - Copy only in file
                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing - COPY OF MARKED UP
                                                  COMMITMENT IN FILE
                                                  3510 - Copy only in file - COPY OF RECORDED
                                                  3510 - Copy only in file

    970916011 LUCKY CAPITAL, INC.                 3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE

                                                  1619 - Original in file but not recorded -
                                                  HFLP > blank


    970917003 KCF PARTNERS LP                     3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE

                                                  0702 - Document is missing - COPY OF MARKED UP
                                                  COMMITMENT IN FILE

    970917020 5851 WEST SIDE ASSOCIATES, LLC      3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing - STATE FILING

    970922001 OAK RUN, L.L.C.                     0702 - Document is missing - LAHMAN-BLANK
                                                  3312 - Endorsement(s) are missing or
                                                  incorrect. - MISSING ENDORSEMENT TO BLANK OR
                                                  LASALLE AS TRUSTEE
                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing

    970924002 NEW TOWNE WEST APPARTMENTS, L.L.C.  3510 - Copy only in file - copy only, no recording

                                                  3313 - Endorsement(s) is incomplete - LEHMAN
------------------------------------------------------------------------------------------------
LaSalle National Bank                             Run By: HENRIKSO                      03/20/98
Report: POOL CERTIFICATION STATUS REPORT          Set/Report/Ver: MAIN / CL01 / X        9:47 am

  Loan Number Last Name                           Loan Status                  Document               Document Status
    970925001 WOODMONT PLAZA VENTURES, LTD.       ON HAND                      ASMT RENT/LEASE        RECEIVED    -REVIEWED
                                                                               MORTGAGE               RECEIVED    -REVIEWED
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED
                                                                               UCC1-FIN. STMT.        RECEIVED    -REVIEWED
                                                                                    Doc Memo:UNRECORDED COPY

    970925007 DT SANTA MONICA, L.P.               ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED

    970925016 ORLANDO MAIN GATE PARTNERS, LTD     ON HAND                      INTERIM ASSN 1         RECEIVED    -REVIEWED
                                                                                    Doc Memo:LEGG MASON REAL ESTATE TO LEGG MASON
                                                                                    MORTGAGE CAPITAL
                                                                               CORP. ASSIGNMNT        RECEIVED    -REVIEWED
                                                                                    Doc Memo:LEGG MASON MORTGAGE CAPITAL CORP TO
                                                                                    BLANK

                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED


                                                                                    Doc Memo:Two NOTES IN FILE: "Gap Mort. Note" &
                                                                                    "Consolidated, Amended & Restated Note"


                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED
                                                                               UNIFORM CODE 3         RECEIVED    -REVIEWED
                                                                                    Doc Memo:LEGG MASON MORTGAGE CAPITAL TO BLANK

    970925020 MG MESA ASSOCIATES                  ON HAND                      LETTER OF CREDT        RECEIVED    -REVIEWED
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED

    970925022 HARBINGER PENDER MILL L.P.          ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                                    Doc Memo:HPMLP > HFLP
----------------------------------------------------------------------------------------------------------------------------------


  Loan Number Last Name                           Exception Item
                                                  BROS TO TRUSTEE

    970925001 WOODMONT PLAZA VENTURES, LTD.       1619 - Original in file but not recorded
                                                  1619 - Original in file but not recorded
                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing
                                                  3510 - Copy only in file - UNRECORDED COPY


    970925007 DT SANTA MONICA, L.P.               3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing

    970925016 ORLANDO MAIN GATE PARTNERS, LTD     1619 - Original in file but not recorded

                                                  0702 - Document is missing

                                                  1619 - Original in file but not recorded
                                                  3312 - Endorsement(s) are missing or
                                                  incorrect. - MISSING ENDORSEMENT TO BLANK OR
                                                  LASALLE AS TRUSTEE


                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing
                                                  1619 - Original in file but not recorded


    970925020 MG MESA ASSOCIATES                  3510 - Copy only in file
                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing

    970925022 HARBINGER PENDER MILL L.P.          3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
------------------------------------------------------------------------------------------------
LaSalle National Bank                             Run By: HENRIKSO                      03/20/98
Report: POOL CERTIFICATION STATUS REPORT          Set/Report/Ver: MAIN / CL01 / X        9:47 am

  Loan Number Last Name                           Loan Status                  Document               Document Status
    970925044 SOUTHGATE CENTER DEVCO II, LLC      ON HAND                      A/A OF LEAS/RTS        RECEIVED    -REVIEWED
                                                                               ASMT RENT/LEASE        RECEIVED    -REVIEWED
                                                                               CORP. ASSIGNMNT        RECEIVED    -REVIEWED
                                                                               MORTGAGE               RECEIVED    -REVIEWED
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED


                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED
                                                                               INTERIM UCC            RECEIVED    -REVIEWED

    970925045 SOUTHGATE CENTER DEVCO I, LLC.      ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED


    970930007 TYN LIMITED PARTNERSHIP             ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                                    Doc Memo:LMRESI-LMMCC-BLANK
                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED

                                                                               UCC1-FIN. STMT.        RECEIVED    -REVIEWED




    970930019 CANYON-CAHAN BALLY LLC              ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED
                                                                               UCC1-FIN. STMT.        RECEIVED    -REVIEWED


    970930029 CLAREMONT PALMS, LLC                ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED


    971001008 ATRIUM NORTHEAST LIMITED PARTNERSHI ON HAND                      ASMT RENT/LEASE        RECEIVED    -REVIEWED

                                                                               MORTGAGE               RECEIVED    -REVIEWED
----------------------------------------------------------------------------------------------------------------------------------


  Loan Number Last Name                           Exception Item
    970925044 SOUTHGATE CENTER DEVCO II, LLC      3510 - Copy only in file
                                                  3510 - Copy only in file
                                                  3510 - Copy only in file
                                                  3510 - Copy only in file
                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  3510 - Copy only in file
                                                  0702 - Document is missing
                                                  3510 - Copy only in file

    970925045 SOUTHGATE CENTER DEVCO I, LLC.      3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing - COPY OF MARKED UP
                                                  COMMITMENT IN FILE

    970930007 TYN LIMITED PARTNERSHIP             3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE

                                                  0702 - Document is missing - COPY OF MARKED UP
                                                  COMMITMENT IN FILE
                                                  0411 - Misc. information - ONLY ONE UCC1 COPY
                                                  PROVIDED/UNKNOWN FILING LOCATION
                                                  0700 - Signatures missing - UNRECORDED COPY,
                                                  NOT SIGNED

    970930019 CANYON-CAHAN BALLY LLC              3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing
                                                  0700 - Signatures missing - not executed and
                                                  missing Schedule B

    970930029 CLAREMONT PALMS, LLC                3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE

    971001008 ATRIUM NORTHEAST LIMITED PARTNERSHI 1619 - Original in file but not recorded - and not certified as true and correct
                                                  1619 - Original in file but not recorded - and
                                                  not certified as true and correct
------------------------------------------------------------------------------------------------
LaSalle National Bank                             Run By: HENRIKSO                      03/20/98
Report: POOL CERTIFICATION STATUS REPORT          Set/Report/Ver: MAIN / CL01 / X        9:47 am

  Loan Number Last Name                           Loan Status                  Document               Document Status
                                                                                    Doc Memo:Mortgage and Security Agreement
    971001008 ATRIUM NORTHEAST LIMITED PARTNERSHI                              NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                                    Doc Memo:file contains allonge from Lehman to
                                                                                    blank

                                                                               UNIFORM CODE 3         NOT RECEIVED-NOT REVIEWED

                                                                                    Doc Memo:Lehman to blank

    971002013 114 & MAIN PARTNERS, L.P.           ON HAND                      A/A OF LEAS/RTS        NOT RECEIVED-NOT REVIEWED
                                                                               ASMT RENT/LEASE        RECEIVED    -REVIEWED

                                                                                    Doc Memo:NOT certified as true and correct
                                                                               ACQUISITION ASN        NOT RECEIVED-NOT REVIEWED
                                                                               MORTGAGE               RECEIVED    -REVIEWED

                                                                                    Doc Memo:Deed of Trust and SECA; NOT certified
                                                                                    as true and correct
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED




                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED

    971002021 14614 FALLING CREEK OFFICE BLGD.    ON HAND                      A/A OF LEAS/RTS        NOT RECEIVED-NOT REVIEWED

                                                                                    Doc Memo:Holliday Fenoglio to blank
                                                                               CORP. ASSIGNMNT        NOT RECEIVED-NOT REVIEWED

                                                                                    Doc Memo:Holliday Fenoglio to blank
                                                                               GENERAL ASSIGNT        NOT RECEIVED-NOT REVIEWED

                                                                                    Doc Memo:Holliday Fenoglio to blank
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED


                                                                                    Doc Memo:Missing Holliday Fenoglio to blank
----------------------------------------------------------------------------------------------------------------------------------


  Loan Number Last Name                           Exception Item
    971001008 ATRIUM NORTHEAST LIMITED PARTNERSHI 3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE


                                                  0702 - Document is missing - missing UCC
                                                  assignment from Lehman to blank


    971002013 114 & MAIN PARTNERS, L.P.           0702 - Document is missing
                                                  1619 - Original in file but not recorded - NOT
                                                  certified as true and correct

                                                  0702 - Document is missing
                                                  1619 - Original in file but not recorded - NOT
                                                  certified as true and correct

                                                  3312 - Endorsement(s) are missing or
                                                  incorrect. - MISSING ENDORSEMENT TO BLANK OR
                                                  LASALLE AS TRUSTEE
                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing

    971002021 14614 FALLING CREEK OFFICE BLGD.    0702 - Document is missing - Holliday Fenoglio
                                                  to blank

                                                  0702 - Document is missing - Holliday Fenoglio
                                                  to blank

                                                  0702 - Document is missing - Holliday Fenoglio
                                                  to blank

                                                  3312 - Endorsement(s) are missing or
                                                  incorrect. - MISSING ENDORSEMENT TO BLANK OR
                                                  LASALLE AS TRUSTEE

                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
------------------------------------------------------------------------------------------------
LaSalle National Bank                             Run By: HENRIKSO                      03/20/98
Report: POOL CERTIFICATION STATUS REPORT          Set/Report/Ver: MAIN / CL01 / X        9:47 am

  Loan Number Last Name                           Loan Status                  Document               Document Status
    971002021 14614 FALLING CREEK OFFICE BLGD.                                 TITLE POLICY           RECEIVED    -REVIEWED


                                                                                    Doc Memo:Insured amount listed as $2.25M; s/b
                                                                                    $2.35 million
                                                                               UNIFORM CODE 3         NOT RECEIVED-NOT REVIEWED

                                                                                    Doc Memo:Holliday Fenoglio to blank
                                                                               UCC-1 - STATE          NOT RECEIVED-NOT REVIEWED

    971003009 NORTHCOURT REAL ESTATE HOLDINGS     ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED


    971008032 DEERFIELD APARTMENTS LLC            ON HAND                      ASMT RENT/LEASE        RECEIVED    -REVIEWED
                                                                               GENERAL ASSIGNT        NOT RECEIVED-NOT REVIEWED

                                                                               ASSN TO TRST           NOT RECEIVED-NOT REVIEWED
                                                                               MORTGAGE               RECEIVED    -REVIEWED
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED




                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED

                                                                               UCC1-FIN. STMT.        RECEIVED    -REVIEWED
                                                                               UNIFORM CODE 3         NOT RECEIVED-NOT REVIEWED

    971009025 SKILLMAN ROYAL, LTD                 ON HAND                      ASMT RENT/LEASE        RECEIVED    -REVIEWED
                                                                               MORTGAGE               RECEIVED    -REVIEWED
                                                                                    Doc Memo:Deed of Trust and Security Agreement
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED
                                                                               UCC1-FIN. STMT.        RECEIVED    -REVIEWED
                                                                               UNIFORM CODE 3         NOT RECEIVED-NOT REVIEWED
----------------------------------------------------------------------------------------------------------------------------------


  Loan Number Last Name                           LException Item
    971002021 14614 FALLING CREEK OFFICE BLGD.     1613 - Original mortgage amount (if shown) is
                                                   missing/incorrect - Insured amount listed as
                                                   $2.25M; s/b $2.35 million

                                                   0702 - Document is missing - Holliday Fenoglio
                                                   to blank

                                                   0702 - Document is missing

    971003009 NORTHCOURT REAL ESTATE HOLDINGS     O3313 - Endorsement(s) is incomplete - LEHMAN
                                                   BROS TO TRUSTEE
                                                   0702 - Document is missing - COPY OF MARKED UP
                                                   COMMITMENT IN FILE

    971008032 DEERFIELD APARTMENTS LLC            O1619 - Original in file but not recorded
                                                   0702 - Document is missing - MISSING GENERAL
                                                   ASSIGNMENT TO TRUSTEE
                                                   0702 - Document is missing
                                                   1619 - Original in file but not recorded
                                                   3312 - Endorsement(s) are missing or
                                                   incorrect. - MISSING ENDORSEMENT TO BLANK OR
                                                   TRUSTEE
                                                   3313 - Endorsement(s) is incomplete - LEHMAN
                                                   BROS TO TRUSTEE
                                                   0702 - Document is missing - COPY OF MARKED UP
                                                   COMMITMENT IN FILE
                                                   1619 - Original in file but not recorded
                                                   0702 - Document is missing

    971009025 SKILLMAN ROYAL, LTD                 O3510 - Copy only in file
                                                   3510 - Copy only in file

                                                   3313 - Endorsement(s) is incomplete - LEHMAN
                                                   BROS TO TRUSTEE
                                                   0702 - Document is missing
                                                   UCSM - UCC1 STATE FILING MISSING - COUNTY=OR
                                                   3510 - Copy only in file
-------------------------------------------------------------------------------------------------
LaSalle National Bank                              Run By: HENRIKSO                     03/20/98
Report: POOL CERTIFICATION STATUS REPORT           Set/Report/Ver: MAIN / CL01 / X       9:47 am

  Loan Number Last Name                           Loan Status                  Document               Document Status
    971009026 DC SHOPPING CENTER LTD              ON HAND                      ASMT RENT/LEASE        RECEIVED    -REVIEWED
                                                                               MORTGAGE               RECEIVED    -REVIEWED
                                                                                    Doc Memo:Deed of Trust and Security Agreement
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED
                                                                               UCC1-FIN. STMT.        RECEIVED    -REVIEWED

    971016027 MURIETTA TOWN CENTER LLC            ON HAND                      A/A OF LEAS/RTS        RECEIVED    -REVIEWED

                                                                                    Doc Memo:NORTHLAND-BLANK
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED

                                                                               UCC1-FIN. STMT.        NOT RECEIVED-NOT REVIEWED

    971016053 BP-SP ASSOCIATES LP                 ON HAND                      ASMT RENT/LEASE        RECEIVED    -REVIEWED
                                                                               MORTGAGE               RECEIVED    -REVIEWED
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                                    Doc Memo:NORTHLAND-BLANK
                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED

                                                                               UCC1-FIN. STMT.        RECEIVED    -REVIEWED

    971016060 TIMESHARE SYSTEMS, INC.             ON HAND                      ASMT RENT/LEASE        RECEIVED    -REVIEWED
                                                                               MORTGAGE               RECEIVED    -REVIEWED
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED

                                                                               UCC1-FIN. STMT.        RECEIVED    -REVIEWED
                                                                               UNIFORM CODE 3         RECEIVED    -REVIEWED

                                                                                    Doc Memo:NORTHLAND-BLANK
----------------------------------------------------------------------------------------------------------------------------------


  Loan Number Last Name                           LException Item
    971009026 DC SHOPPING CENTER LTD              O3510 - Copy only in file
                                                   3510 - Copy only in file

                                                   3313 - Endorsement(s) is incomplete - LEHMAN
                                                   BROS TO TRUSTEE
                                                   0702 - Document is missing
                                                   UCSM - UCC1 STATE FILING MISSING - COUNTY=OR

    971016027 MURIETTA TOWN CENTER LLC            OUNRC - DOC NOT IN RECORDABLE FORM - DOCUMENT
                                                   EXECUTED BUT NOT NOTARIZED

                                                   3313 - Endorsement(s) is incomplete - LEHMAN
                                                   BROS TO TRUSTEE
                                                   0702 - Document is missing - COPY OF MARKED UP
                                                   COMMITMENT IN FILE
                                                   0702 - Document is missing

    971016053 BP-SP ASSOCIATES LP                 O3510 - Copy only in file - UNRECORDED
                                                   3510 - Copy only in file - UNRECORDED
                                                   3313 - Endorsement(s) is incomplete - LEHMAN
                                                   BROS TO TRUSTEE

                                                   0702 - Document is missing - COPY OF MARKED UP
                                                   COMMITMENT IN FILE
                                                   3510 - Copy only in file - UNRECORDED

    971016060 TIMESHARE SYSTEMS, INC.             O1619 - Original in file but not recorded
                                                   1619 - Original in file but not recorded
                                                   3313 - Endorsement(s) is incomplete - LEHMAN
                                                   BROS TO TRUSTEE
                                                   0702 - Document is missing - COPY OF MARKED UP
                                                   COMMITMENT IN FILE
                                                   1619 - Original in file but not recorded
                                                   0411 - Misc. information - ONLY ONE UCC3
                                                   PROVIDED   (TWO UCC1 DOCS)
-------------------------------------------------------------------------------------------------
LaSalle National Bank                              Run By: HENRIKSO                     03/20/98
Report: POOL CERTIFICATION STATUS REPORT           Set/Report/Ver: MAIN / CL01 / X       9:47 am

  Loan Number Last Name                           Loan Status                  Document               Document Status
    971020001 IMPERIAL PALMS APARTMENTS           ON HAND                      ASMT RENT/LEASE        RECEIVED    -REVIEWED
                                                                                    Doc Memo:Collateral Assignment of Rents and
                                                                                    Leases
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED


                                                                                    Doc Memo:ipalp>nfc; Allonge NFC>blank.
                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED
                                                                               UCC1-FIN. STMT.        RECEIVED    -REVIEWED
                                                                               UNIFORM CODE 3         RECEIVED    -REVIEWED

    971022035 BERT KOUNS SELF STORAGE COMPANY, L. ON HAND                      A/A OF LEAS/RTS        NOT RECEIVED-NOT REVIEWED
                                                                               INTERIM ASSN 1         NOT RECEIVED-NOT REVIEWED
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED

    971023022 MARINA POINTE COMMERCIAL LLC        ON HAND                      ASSIGN OF CONTR        RECEIVED    -REVIEWED

                                                                               ASSN OF MGMT AG        RECEIVED    -REVIEWED


                                                                               ACQUISITION ASN        NOT RECEIVED-NOT REVIEWED
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               REPLACEMNT RSRV        RECEIVED    -REVIEWED

                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED


    971023039 70 EAST SUNRISE HIGHWAY, LLC        ON HAND                      A/A OF LEAS/RTS        NOT RECEIVED-NOT REVIEWED
                                                                               ASMT RENT/LEASE        RECEIVED    -REVIEWED
                                                                               CORP. ASSIGNMNT        NOT RECEIVED-NOT REVIEWED
                                                                               MORTGAGE               RECEIVED    -REVIEWED
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED

                                                                               UCC1-FIN. STMT.        NOT RECEIVED-NOT REVIEWED
                                                                               UNIFORM CODE 3         NOT RECEIVED-NOT REVIEWED
----------------------------------------------------------------------------------------------------------------------------------


  Loan Number Last Name                           Exception Item
    971020001 IMPERIAL PALMS APARTMENTS           0702 - Document is missing

                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE


                                                  0702 - Document is missing
                                                  3510 - Copy only in file - recorded copy.
                                                  UCSM - UCC1 STATE FILING MISSING

    971022035 BERT KOUNS SELF STORAGE COMPANY, L. 0702 - Document is missing
                                                  0702 - Document is missing
                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing

    971023022 MARINA POINTE COMMERCIAL LLC        0700 - Signatures missing - NOT SIGNED BY
                                                  LENDER-HOLLIDAY
                                                  0700 - Signatures missing - NOT SIGNED BY
                                                  LENDER-HOLLIDAY

                                                  0702 - Document is missing - HOLLIDAY-BLANK
                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0700 - Signatures missing - SIG OF LENDER-
                                                  HOLLIDAY A PHOTOCOPY
                                                  0702 - Document is missing - COPY OF MARKED UP
                                                  COMMITMENT IN FILE

    971023039 70 EAST SUNRISE HIGHWAY, LLC        0702 - Document is missing - LEHMAN TO BLANK
                                                  1619 - Original in file but not recorded
                                                  0702 - Document is missing - LEHMAN TO BLANK
                                                  1619 - Original in file but not recorded
                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing - COPY OF MARKED UP
                                                  COMMITMENT IN FILE
                                                  0702 - Document is missing
                                                  0702 - Document is missing - LEHMAN TO BLANK
------------------------------------------------------------------------------------------------
LaSalle National Bank                             Run By: HENRIKSO                      03/20/98
Report: POOL CERTIFICATION STATUS REPORT          Set/Report/Ver: MAIN / CL01 / X        9:47 am

  Loan Number Last Name                           Loan Status                  Document               Document Status
    971030022 BLUEFIELD LIMITED PARTNERSHIP       ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                                    Doc Memo:HOLLIDAY-BLANK

    971105004 BJCR, LTD.                          ON HAND                      ASMT RENT/LEASE        RECEIVED    -REVIEWED
                                                                               MORTGAGE               RECEIVED    -REVIEWED
                                                                                    Doc Memo:Mortgage and Assignment of Leases and
                                                                                    Rents and SECA
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED

    971112032 TWICE MARKETS, L.L.C.               ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED



                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED

    971124001 WELLINGTON PROPERTIES, LLC          ON HAND                      CORP. ASSIGNMNT        NOT RECEIVED-NOT REVIEWED
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED


    971203009 LAKEVIEW APARTMENTS                 ON HAND                      A/A OF LEAS/RTS        NOT RECEIVED-NOT REVIEWED
                                                                                    Doc Memo:Lehman to blank
                                                                               CORP. ASSIGNMNT        NOT RECEIVED-NOT REVIEWED
                                                                                    Doc Memo:Lehman to blank
                                                                               GENERAL ASSIGNT        NOT RECEIVED-NOT REVIEWED
                                                                                    Doc Memo:Lehman to blank
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               UC3 TO TST-CTY         NOT RECEIVED-NOT REVIEWED
                                                                                    Doc Memo:Lehman to blank
                                                                               UC3 TO TST-ST          NOT RECEIVED-NOT REVIEWED
                                                                                    Doc Memo:Lehman to blank

    BRENTWOOD BRENTWOOD PROPERTIES, INC.          ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED
----------------------------------------------------------------------------------------------------------------------------------


  Loan Number Last Name                           Exception Item
    971030022 BLUEFIELD LIMITED PARTNERSHIP       3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE


    971105004 BJCR, LTD.                          1619 - Original in file but not recorded
                                                  1619 - Original in file but not recorded

                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing

    971112032 TWICE MARKETS, L.L.C.               3307 - Monthly P&I is missing or does not
                                                  agree with Schedule
                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing

    971124001 WELLINGTON PROPERTIES, LLC          0702 - Document is missing
                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE

    971203009 LAKEVIEW APARTMENTS                 0702 - Document is missing - Lehman to blank

                                                  0702 - Document is missing - Lehman to blank

                                                  0702 - Document is missing - Lehman to blank

                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing - Lehman to blank

                                                  0702 - Document is missing - Lehman to blank


    BRENTWOOD BRENTWOOD PROPERTIES, INC.          3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing
------------------------------------------------------------------------------------------------
LaSalle National Bank                             Run By: HENRIKSO                      03/20/98
Report: POOL CERTIFICATION STATUS REPORT          Set/Report/Ver: MAIN / CL01 / X        9:47 am

  Loan Number Last Name                           Loan Status                  Document               Document Status
    LAFAYETTE LAFAYETTE APARTMENTS                ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED


   970820044A TAURUS 1 SECOND STREET LIMITED PART ON HAND                      A/A OF LEAS/RTS        NOT RECEIVED-NOT REVIEWED

                                                                                    Doc Memo:Fowler Goedecke to Blank
                                                                               ASMT RENT/LEASE        RECEIVED    -REVIEWED

                                                                               MORTGAGE               RECEIVED    -REVIEWED

                                                                                    Doc Memo:Mortgage and Security Agreement
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                                    Doc Memo:file contains allonge from Fowler
                                                                                    Goedecke to blank

                                                                               UNIFORM CODE 3         NOT RECEIVED-NOT REVIEWED

                                                                                    Doc Memo:Fowler Goedecke to Blank

   970820044B TAURUS 8 STATE STREET LIMITED PARTN ON HAND                      A/A OF LEAS/RTS        NOT RECEIVED-NOT REVIEWED

                                                                                    Doc Memo:Fowler Goedecke to Lehman
                                                                               ASMT RENT/LEASE        RECEIVED    -REVIEWED

                                                                               MORTGAGE               RECEIVED    -REVIEWED

                                                                                    Doc Memo:Mortgage and Security Agreement
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED





                                                                               UNIFORM CODE 3         NOT RECEIVED-NOT REVIEWED

                                                                                    Doc Memo:Fowler Goedecke to Lehman

   970820044C TAURUS 10 STATE STRRET LIMITED PART ON HAND                      A/A OF LEAS/RTS        NOT RECEIVED-NOT REVIEWED

                                                                                    Doc Memo:Fowler Goedeck to Lehman
----------------------------------------------------------------------------------------------------------------------------------


  Loan Number Last Name                           Exception Item
    LAFAYETTE LAFAYETTE APARTMENTS                3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE

   970820044A TAURUS 1 SECOND STREET LIMITED PART 0702 - Document is missing - missing AALR from
                                                  Fowler Goedecke to Blank

                                                  1619 - Original in file but not recorded - and
                                                  not certified as true and correct
                                                  1619 - Original in file but not recorded - and
                                                  not certified as true and correct

                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE


                                                  0702 - Document is missing - missing UCC
                                                  assignment from Fowler Goedecke to Blank


   970820044B TAURUS 8 STATE STREET LIMITED PARTN 0702 - Document is missing - missing AALR from
                                                  Fowler Goedecke to Lehman

                                                  1619 - Original in file but not recorded - and
                                                  not certified as true and correct
                                                  1619 - Original in file but not recorded - and
                                                  not certified as true and correct

                                                  3312 - Endorsement(s) are missing or
                                                  incorrect. - MISSING ENDORSEMENT TO BLANK OR
                                                  LASALLE AS TRUSTEE
                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE

                                                  0702 - Document is missing - missing UCC
                                                  assignment from Fowler Goedecke to Lehman


   970820044C TAURUS 10 STATE STRRET LIMITED PART 0702 - Document is missing - missing AALR from
                                                  Fowler Goedecke to Lehman
------------------------------------------------------------------------------------------------
LaSalle National Bank                             Run By: HENRIKSO                      03/20/98
Report: POOL CERTIFICATION STATUS REPORT          Set/Report/Ver: MAIN / CL01 / X        9:47 am

  Loan Number Last Name                           Loan Status                  Document               Document Status
   970820044C TAURUS 10 STATE STRRET LIMITED PART                              ASMT RENT/LEASE        RECEIVED    -REVIEWED

                                                                               MORTGAGE               RECEIVED    -REVIEWED

                                                                                    Doc Memo:Mortgage and Security Agreement
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED


                                                                               UNIFORM CODE 3         NOT RECEIVED-NOT REVIEWED

                                                                                    Doc Memo:Fowler Goedecke to Lehman

   970820044D TAURUS 205 WILDWOOD AVENUE LIMITED  ON HAND                      A/A OF LEAS/RTS        NOT RECEIVED-NOT REVIEWED

                                                                                    Doc Memo:Fowler Goedecke to Lehman
                                                                               ASMT RENT/LEASE        RECEIVED    -REVIEWED

                                                                               MORTGAGE               RECEIVED    -REVIEWED

                                                                                    Doc Memo:Mortgage and Security Agreement
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED


                                                                               UNIFORM CODE 3         NOT RECEIVED-NOT REVIEWED

                                                                                    Doc Memo:Fowler Goedecke to Lehman

   971016020A TODAY PARKWOOD, LP                  ON HAND                      A/A OF LEAS/RTS        NOT RECEIVED-NOT REVIEWED
                                                                                    Doc Memo:Lehman to blank
                                                                               CORP. ASSIGNMNT        NOT RECEIVED-NOT REVIEWED
                                                                                    Doc Memo:Lehman to blank
                                                                               GENERAL ASSIGNT        NOT RECEIVED-NOT REVIEWED
                                                                                    Doc Memo:Lehman to blank
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               UC3 TO TST-CTY         NOT RECEIVED-NOT REVIEWED
                                                                                    Doc Memo:Lehman to blank
                                                                               UC3 TO TST-ST          NOT RECEIVED-NOT REVIEWED
                                                                                    Doc Memo:Lehman to blank
----------------------------------------------------------------------------------------------------------------------------------


  Loan Number Last Name                           Exception Item
   970820044C TAURUS 10 STATE STRRET LIMITED PART 1619 - Original in file but not recorded - and not certified as true and correct
                                                  1619 - Original in file but not recorded - and
                                                  not certified as true and correct

                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE

                                                  0702 - Document is missing - missing UCC
                                                  assignment from Fowler Goedecke to Lehman


   970820044D TAURUS 205 WILDWOOD AVENUE LIMITED  0702 - Document is missing - missing AALR from
                                                  Fowler Goedeck to Lehman

                                                  1619 - Original in file but not recorded - and
                                                  not certified as true and correct
                                                  1619 - Original in file but not recorded - and
                                                  not certified as true and correct

                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE

                                                  0702 - Document is missing - missing UCC
                                                  assignment from Fowler Goedecke to Lehman


   971016020A TODAY PARKWOOD, LP                  0702 - Document is missing - Lehman to blank

                                                  0702 - Document is missing - Lehman to blank

                                                  0702 - Document is missing - Lehman to blank

                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing - Lehman to blank

                                                  0702 - Document is missing - Lehman to blank
------------------------------------------------------------------------------------------------
LaSalle National Bank                             Run By: HENRIKSO                      03/20/98
Report: POOL CERTIFICATION STATUS REPORT          Set/Report/Ver: MAIN / CL01 / X        9:47 am

  Loan Number Last Name                           Loan Status                  Document               Document Status
   971016020B RICHWOOD SHOPPING CENTER            ON HAND                      A/A OF LEAS/RTS        NOT RECEIVED-NOT REVIEWED
                                                                                    Doc Memo:Lehman to blank
                                                                               CORP. ASSIGNMNT        NOT RECEIVED-NOT REVIEWED
                                                                                    Doc Memo:Lehman to blank
                                                                               GENERAL ASSIGNT        NOT RECEIVED-NOT REVIEWED
                                                                                    Doc Memo:Lehman to blank
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               UC3 TO TST-CTY         NOT RECEIVED-NOT REVIEWED
                                                                                    Doc Memo:Lehman to blank
                                                                               UC3 TO TST-ST          NOT RECEIVED-NOT REVIEWED
                                                                                    Doc Memo:Lehman to blank

   ART COLONY THOMAS N. WINELAND AND NELLIE M.    ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               UNIFORM CODE 3         RECEIVED    -REVIEWED


   BAY ISLAND BH BAY ISLAND LP                    ON HAND                      ASMT RENT/LEASE        RECEIVED    -REVIEWED
                                                                               MORTGAGE               RECEIVED    -REVIEWED
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED

                                                                               UCC1-FIN. STMT.        RECEIVED    -REVIEWED

   LINDENWOOD HOWARD PLAZA REALTY LLC             ON HAND                      A/A OF LEAS/RTS        NOT RECEIVED-NOT REVIEWED
                                                                               ASSIGN OF CONTR        NOT RECEIVED-NOT REVIEWED
                                                                               INTERIM ASSN 1         NOT RECEIVED-NOT REVIEWED
                                                                               ACQUISITION ASN        NOT RECEIVED-NOT REVIEWED
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED




                                                                               UCC1-FIN. STMT.        RECEIVED    -REVIEWED
                                                                               UNIFORM CODE 3         NOT RECEIVED-NOT REVIEWED
----------------------------------------------------------------------------------------------------------------------------------


  Loan Number Last Name                           Exception Item
   971016020B RICHWOOD SHOPPING CENTER            0702 - Document is missing - Lehman to blank

                                                  0702 - Document is missing - Lehman to blank

                                                  0702 - Document is missing - Lehman to blank

                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing - Lehman to blank

                                                  0702 - Document is missing - Lehman to blank


   ART COLONY THOMAS N. WINELAND AND NELLIE M.    3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0411 - Misc. information - only one ucc3
                                                  provided    there are 2 ucc1

   BAY ISLAND BH BAY ISLAND LP                    3510 - Copy only in file - UNRECORDED
                                                  3510 - Copy only in file - UNRECORDED
                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing - COPY OF MARKED UP
                                                  COMMITMENT IN FILE
                                                  3510 - Copy only in file - UNRECORDED

   LINDENWOOD HOWARD PLAZA REALTY LLC             0702 - Document is missing
                                                  0702 - Document is missing
                                                  0702 - Document is missing
                                                  0702 - Document is missing
                                                  3312 - Endorsement(s) are missing or
                                                  incorrect. - MISSING ENDORSEMENT TO BLANK OR
                                                  LASALLE AS TRUSTEE
                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  3510 - Copy only in file
                                                  0702 - Document is missing
------------------------------------------------------------------------------------------------
LaSalle National Bank                             Run By: HENRIKSO                      03/20/98
Report: POOL CERTIFICATION STATUS REPORT          Set/Report/Ver: MAIN / CL01 / X        9:47 am

  Loan Number Last Name                           Loan Status                  Document               Document Status
   SONY MUSIC RUBELL, MERA AND DONALD             ON HAND                      ASMT RENT/LEASE        RECEIVED    -REVIEWED
                                                                               MORTGAGE               RECEIVED    -REVIEWED
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               UCC1-FIN. STMT.        RECEIVED    -REVIEWED

   STONERIDGE STONERIDGE 3800 CORP.               ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                                    Doc Memo:NEWPORT-BLANK
                                                                               UCC1-FIN. STMT.        RECEIVED    -REVIEWED


   TVO GREENS TVO GREENS PARTNERS LP              ON HAND                      ASMT RENT/LEASE        RECEIVED    -REVIEWED
                                                                               MORTGAGE               RECEIVED    -REVIEWED
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                                    Doc Memo:HOLLIDAY-BLANK
                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED

                                                                               UCC1-FIN. STMT.        RECEIVED    -REVIEWED

   WELLINGTON WELLINGTON SQUARE, LLC              ON HAND                      NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               UNIFORM CODE 3         RECEIVED    -REVIEWED


 OLP COLUMBUS OLP COLUMBUS, INC.                  ON HAND                      A/A OF LEAS/RTS        NOT RECEIVED-NOT REVIEWED
                                                                               ASMT RENT/LEASE        RECEIVED    -REVIEWED
                                                                               CORP. ASSIGNMNT        NOT RECEIVED-NOT REVIEWED
                                                                               GENERAL ASSIGNT        NOT RECEIVED-NOT REVIEWED
                                                                               MORTGAGE               RECEIVED    -REVIEWED
                                                                               NOTE INSTRUMENT        RECEIVED    -REVIEWED

                                                                               TITLE POLICY           NOT RECEIVED-NOT REVIEWED

                                                                               UNIFORM CODE 3         NOT RECEIVED-NOT REVIEWED
----------------------------------------------------------------------------------------------------------------------------------


  Loan Number Last Name                           Exception Item
   SONY MUSIC RUBELL, MERA AND DONALD             3510 - Copy only in file
                                                  3510 - Copy only in file
                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  3510 - Copy only in file

   STONERIDGE STONERIDGE 3800 CORP.               3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE

                                                  0411 - Misc. information - NOTE: STATE FILING
                                                  IS PHOTOCOPY ONLY

   TVO GREENS TVO GREENS PARTNERS LP              3510 - Copy only in file - UNRECORDED
                                                  3510 - Copy only in file - UNRECORDED
                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE

                                                  0702 - Document is missing - COPY OF MARKUP
                                                  COMMITMENT IN FILE
                                                  3510 - Copy only in file - UNRECORDED

   WELLINGTON WELLINGTON SQUARE, LLC              3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0411 - Misc. information - ONLY 1 UCC3
                                                  PROVIDED FOR TWO ORIGINAL UCC1 DOCS

 OLP COLUMBUS OLP COLUMBUS, INC.                  0702 - Document is missing
                                                  1619 - Original in file but not recorded
                                                  0702 - Document is missing
                                                  0702 - Document is missing
                                                  1619 - Original in file but not recorded
                                                  3313 - Endorsement(s) is incomplete - LEHMAN
                                                  BROS TO TRUSTEE
                                                  0702 - Document is missing - COPY OF MARKED UP
                                                  COMMITMENT IN FILE
                                                  0702 - Document is missing
------------------------------------------------------------------------------------------------
LaSalle National Bank                             Run By: HENRIKSO                      03/20/98
Report: POOL CERTIFICATION STATUS REPORT          Set/Report/Ver: MAIN / CL01 / X        9:47 am

  Loan Number Last Name                           Loan Status                  Document               Document Status
 OLP COLUMBUS OLP COLUMBUS, INC.                                               UCC-1-COUNTY           RECEIVED    -REVIEWED

                                                                                    Doc Memo:FRANKLIN COUNTY--UNRECORDED COPY
                                                                               UCC-1 - STATE          NOT RECEIVED-NOT REVIEWED








AAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAA        271
----------------------------------------------------------------------------------------------------------------------------------


  Loan Number Last Name                           Exception Item
 OLP COLUMBUS OLP COLUMBUS, INC.                  3510 - Copy only in file - FRANKLIN COUNTY--
                                                  UNRECORDED COPY

                                                  0702 - Document is missing








AAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAA
------------------------------------------------------------------------------------------------
LaSalle National Bank                             Run By: HENRIKSO                      03/20/98
Report: POOL CERTIFICATION STATUS REPORT          Set/Report/Ver: MAIN / CL01 / X        9:47 am

                                   EXHIBIT D-1

                   FORM OF MASTER SERVICER REQUEST FOR RELEASE


                                                     ________, 19___


LaSalle National Bank, as Trustee
135 South LaSalle Street, Suite 1625
Chicago, Illinois  60674-4107

Attention:  Asset-Backed Securities Trust Services
            Group-LB Commercial Mortgage Trust 1998-C1

            Re: LB Commercial Mortgage Trust, Commercial Mortgage Pass-Through
                Certificates, Series 1998-C1

            In connection with the administration of the Mortgage Files held by or on behalf of you as Trustee under that certain Pooling and Servicing Agreement dated as of February 1, 1998 (the "Pooling and Servicing Agreement"), by and among Structured Asset Securities Corporation, as depositor, the undersigned, as master servicer (in such capacity, the "Master Servicer") and special servicer, ABN AMRO Bank N.V., as fiscal agent, and you as trustee (the "Trustee"), the undersigned hereby requests a release of the Mortgage File (or the portion thereof specified below) held by or on behalf of you as Trustee with respect to the following described Mortgage Loan for the reason indicated below.

            Mortgagor's Name:____________________________________________

            Address:_____________________________________________________

            Loan No.:____________________________________________________

If only particular documents in the Mortgage File are requested, please specify which:_________________________________________________________________________.

Reason for requesting file (or portion thereof):

         ______      1. Mortgage Loan paid in full. The undersigned hereby
                        certifies that all amounts received in connection with the Mortgage Loan that are required to be credited to the Custodial Account pursuant to the Pooling and Servicing Agreement, have been or will be so credited.


                                      D-1-1

         ______      2. Other. (Describe)


            The undersigned acknowledges that the above Mortgage File (or requested portion thereof) will be held by the undersigned in accordance with the provisions of the Pooling and Servicing Agreement and will be returned to you or your designee within ten (10) days of our receipt thereof, unless the Mortgage Loan has been paid in full, in which case the Mortgage File (or such portion thereof) will be retained by us permanently.

            Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

                      GMAC COMMERCIAL MORTGAGE CORPORATION


                    By:________________________________________
                    Name:______________________________________
                    Title:_____________________________________


                                      D-1-2

                                   EXHIBIT D-2

                  FORM OF SPECIAL SERVICER REQUEST FOR RELEASE


                                                     ___________, 19___

LaSalle National Bank, as Trustee
135 South LaSalle Street, Suite 1625
Chicago, Illinois  60674-4107

Attention:  Asset-Backed Securities Trust Services
            Group-LB Commercial Mortgage Trust 1998-C1

            Re: LB Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 1998-C1

            In connection with the administration of the Mortgage Files held by or on behalf of you as Trustee under that certain Pooling and Servicing Agreement dated as of February 1, 1998 (the "Pooling and Servicing Agreement"), by and among Structured Asset Securities Corporation, as depositor, the undersigned, as master servicer and special servicer (in such capacity, the "Special Servicer"), ABN AMRO Bank N.V., as fiscal agent, and you as trustee (the "Trustee"), the undersigned hereby requests a release of the Mortgage File (or the portion thereof specified below) held by or on behalf of you as Trustee with respect to the following described Mortgage Loan for the reason indicated below.

            Mortgagor's Name: ___________________________________________

            Address:_____________________________________________________

            Loan No.:____________________________________________________


If only particular documents in the Mortgage File are requested, please specify which:_________________________________________________________________________.

Reason for requesting file (or portion thereof):

         ______            1.       The Mortgage Loan is being foreclosed.

         ______            2.       Other.  (Describe)


                                      D-2-1

            The undersigned acknowledges that the above Mortgage File (or requested portion thereof) will be held by the undersigned in accordance with the provisions of the Pooling and Servicing Agreement and will be returned to you or your designee within ten (10) days of our receipt thereof, unless the Mortgage Loan is being foreclosed, in which case the Mortgage File (or such portion thereof) will be returned when no longer required by us for such purpose.

            Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

                      GMAC COMMERCIAL MORTGAGE CORPORATION


                    By:________________________________________
                    Name:______________________________________
                    Title:_____________________________________


                                      D-2-2

                                    EXHIBIT E

                 CALCULATION OF NOI/DEBT SERVICE COVERAGE RATIOS



















                                      E-1-1

                CALCULATION OF NOI/DEBT SERVICE COVERAGE RATIOS

      1. With respect to any Mortgaged Property, "Net Operating Income" or "NOI" shall mean for each fiscal year or portion thereof, the related Revenue allocable to such period, less (i) the related Expenses allocable to such period, and (ii) any related Reserves for such period.

            With respect to any Mortgaged Property, "Revenue" shall mean, for each fiscal year or portion thereof, all revenue derived by the related Mortgagor arising from the Mortgaged Property, including, without limitation, rental revenues (whether denominated as basic rent, additional rent, percentage rent, escalation payments, electrical payments or otherwise) and other fees and charges payable pursuant to leases or otherwise in connection with the Mortgaged Property, and rent insurance proceeds; provided that Revenue shall not include
(a) insurance proceeds (other than proceeds of business interruption or other similar insurance allocable to the applicable period) and condemnation awards (other than awards rising from a temporary taking or the use and occupancy of all or part of the applicable Mortgaged Property allocable to the applicable period), or interest accrued on such proceeds or awards, (b) proceeds of any financing, (c) proceeds of any sale, exchange or transfer of the Mortgaged Property or any part thereof or interest therein, (d) capital contributions or loans to the Mortgagor or an Affiliate of the Mortgagor, (e) any item of income otherwise includible in Revenue but paid directly by any tenant to a Person other than the Mortgagor except for real estate taxes paid directly to any taxing authority by any tenant, (f) any other extraordinary, non-recurring revenues, (g) rent paid by or on behalf of any lessee under a space lease which is the subject of any proceeding or action relating to its bankruptcy, reorganization or other arrangement pursuant to federal bankruptcy law or any similar federal or state law or which has been adjudicated a bankrupt or insolvent, unless such space lease has been affirmed by the trustee in such proceeding or action, or (h) rent paid by or on behalf of any lessee under a space lease the demised premises of which are not occupied either by such lessee or by a sublessee thereof; and provided, further, that Revenue shall be adjusted to account for vacancies and credit losses as and to the extent contemplated in the Prospectus Supplement dated March 9, 1998 relating to LB Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 1998-C1.

            With respect to any Mortgaged Property, "Expenses" shall mean, for each fiscal year or portion thereof, all expenses directly attributable to the operation, repair and/or maintenance of the Mortgaged Property, including, without limitation, tenant improvement costs, leasing commissions, impositions, insurance premiums, real estate taxes, management fees, advertising, payments to third party suppliers, and costs attributable to the operation, repair and maintenance of the systems for heating, ventilating and air conditioning, and (except in the case of real estate taxes) actually paid for by the Mortgagor; provided that Expenses shall not include any of the foregoing items for which Reserves had been escrowed, which Reserves had been taken into account in calculating the NOI for such period or any prior period; and provided, further, that Expenses shall not include interest, principal and premium, if any, due under the Mortgage Note or otherwise in connection with any other secured indebtedness, income taxes, extraordinary capital improvements costs, or any non-cash charge or expense such as depreciation.

            Revenues and Expenses shall be calculated based on financial statements, Mortgagor tax returns and/or rent rolls, in each case to the extent appropriate and consistent with the Servicing Standard.

            With respect to any Mortgaged Property, "Reserves" shall mean, for each fiscal year or portion thereof, all replacement reserves and/or reserves for tenant improvements and leasing commissions escrowed during such period.

            2. With respect to any Mortgaged Property "Debt Service Coverage Ratio" shall mean, for each fiscal year or portion (not less than three months) thereof, without regard to any cross-collateralization feature of the related Mortgage Loan, the ratio of (x) the Net Operating Income (before payment of any debt service on the related Mortgage Loan) generated by such Mortgaged Property (such Net Operating Income to be annualized if the relevant period is less than twelve months) to (y) the product of the amount of the Monthly Payment in effect for such Mortgage Loan as of any date of determination, multiplied by 12.

                                   EXHIBIT F-1

                         FORM OF TRANSFEROR CERTIFICATE
             FOR TRANSFERS OF DEFINITIVE NON-REGISTERED CERTIFICATES


                                    _____________, 19__


LaSalle National Bank, as Certificate Registrar
135 South LaSalle Street, Suite 1625
Chicago, Illinois 60674-4107

Attention:  Asset-Backed Securities Trust Services Group-
            LB Commercial Mortgage Trust 1998-C1

            Re: LB Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 1998-C1, Class__, [having an initial aggregate Certificate Principal Balance as of March 11, 1998 (the "Closing Date") of $__________] [representing a ___% Percentage Interest in the related Class]

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by ___________________ (the "Transferor") to _____________________________________
(the "Transferee") of the captioned Certificates (the "Transferred Certificates"), pursuant to Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of February 1, 1998, among Structured Asset Securities Corporation, as Depositor, GMAC Commercial Mortgage Corporation, as Master Servicer and as Special Servicer, LaSalle National Bank, as Trustee, and ABN AMRO Bank N.V., as Fiscal Agent. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Certificate Registrar, that:

            1. The Transferor is the lawful owner of the Transferred Certificates with the full right to transfer such Certificates free from any and all claims and encumbrances whatsoever.

            2. Neither the Transferor nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Non-Registered Certificate, any interest in a Non-Registered Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of


                                      F-1-1
      any Non-Registered Certificate, any interest in a Non-Registered Certificate or any other similar security from any person in any manner,
      (c) otherwise approached or negotiated with respect to any Non-Registered Certificate, any interest in a Non-Registered Certificate or any other similar security with any person in any manner, (d) made any general solicitation with respect to any Non-Registered Certificate, any interest in a NonRegistered Certificate or any other similar security by means of general advertising or in any other manner, or (e) taken any other action with respect to any Non-Registered Certificate, any interest in a Non-Registered Certificate or any other similar security, which (in the case of any of the acts described in clauses (a) through (e) hereof) would constitute a distribution of the Transferred Certificates under the Securities Act of 1933, as amended (the "Securities Act"), would render the disposition of the Transferred Certificates a violation of Section 5 of the Securities Act or any state securities laws, or would require registration or qualification of the Transferred Certificates pursuant to the Securities Act or any state securities laws.


                                  Very truly yours,

                                  ______________________________________
                                  (Transferor)

                                  By:___________________________________
                                     Name:______________________________
                                     Title:_____________________________


                                      F-1-2

                                  EXHIBIT F-2A

                        FORM I OF TRANSFEREE CERTIFICATE
             FOR TRANSFERS OF DEFINITIVE NON-REGISTERED CERTIFICATES


                                    _____________, 19__


LaSalle National Bank, as Certificate Registrar
135 South LaSalle Street, Suite 1625
Chicago, Illinois 60674-4107

Attention:  Asset-Backed Securities Trust Services Group-
            LB Commercial Mortgage Trust 1998-C1

            Re: LB Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 1998-C1, Class__, [having an initial aggregate Certificate Principal Balance as of March 11, 1998 (the "Closing Date") of $__________] [evidencing a ___% Percentage Interest in the related Class]

Ladies and Gentlemen:

         This letter is delivered to you in connection with the transfer by _____________________ (the "Transferor") to _________________________________
(the "Transferee") of the captioned Certificates (the "Transferred Certificates"), pursuant to Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of February 1, 1998, among Structured Asset Securities Corporation, as Depositor, GMAC Commercial Mortgage Corporation, as Master Servicer and as Special Servicer, LaSalle National Bank, as Trustee, and ABN AMRO Bank N.V., as Fiscal Agent. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferee hereby certifies, represents and warrants to you, as Certificate Registrar, that:

            1. The Transferee is a "qualified institutional buyer" (a "Qualified Institutional Buyer") as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended (the "Securities Act"), and has completed one of the forms of certification to that effect attached hereto as Annex 1 and Annex 2. The Transferee is aware that the sale to it is being made in reliance on Rule 144A. The Transferee is acquiring the Transferred Certificates for its own account or for the account of another Qualified Institutional Buyer, and understands that such Transferred Certificates may be resold, pledged or transferred only (a) to a person reasonably believed to be a Qualified Institutional Buyer that purchases for its own account or for the account of another Qualified Institutional Buyer to whom notice is given that the resale, pledge or transfer is


                                     F-2A-1
      being made in reliance on Rule 144A, or (b) pursuant to another exemption from registration under the Securities Act.

            2. The Transferee has been furnished with all information regarding
      (a) the Depositor, (b) the Transferred Certificates and distributions thereon, (c) the nature, performance and servicing of the Mortgage Loans,
      (d) the Pooling and Servicing Agreement and the Trust Fund created pursuant thereto, (e) any credit enhancement mechanism associated with the Transferred Certificates, and (f) all related matters, that it has requested.

            3. If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the Nominee Acknowledgment below.


                                  Very truly yours,

                                  ______________________________________
                                  (Transferor)

                                  By:___________________________________
                                     Name:______________________________
                                     Title:_____________________________


                                     F-2A-2

                             Nominee Acknowledgment


         The undersigned hereby acknowledges and agrees that as to the Transferred Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.


                                  ______________________________________
                                  (Nominee)

                                  By:___________________________________
                                     Name:______________________________
                                     Title:_____________________________


                                     F-2A-3

                                                         ANNEX 1 TO EXHIBIT F-2A


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [For Transferees Other Than Registered Investment Companies]


      The undersigned hereby certifies as follows to [name of Transferor] (the "Transferor") and [name of Certificate Registrar], as Certificate Registrar, with respect to the mortgage pass-through certificates (the "Transferred Certificates") described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

      1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee").

      2. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended, because (i) the Transferee owned and/or invested on a discretionary basis $______________________(1) in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Transferee satisfies the criteria in the category marked below.

      ___ Corporation, etc. The Transferee is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986.

      ___ Bank. The Transferee (a) is a national bank or a banking institution organized under the laws of any state, U.S. territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the state or territorial banking commission or similar official or is a foreign bank or equivalent

----------
(1) Transferee must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Transferee is a dealer, and, in that case, Transferee must own and/or invest on a discretionary basis at least $10,000,000 in securities.


                                     F-2A-4
            institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. bank, and not more than 18 months preceding such date of sale in the case of a foreign bank or equivalent institution.

      ___ Savings and Loan. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a state or federal authority having supervision over any such institutions, or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. savings and loan association, and not more than 18 months preceding such date of sale in the case of a foreign savings and loan association or equivalent institution.

      ___   Broker-dealer. The Transferee is a dealer registered pursuant to
            Section 15 of the Securities Exchange Act of 1934, as amended.

      ___ Insurance Company. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a state, U.S. territory or the District of Columbia.

      ___ State or Local Plan. The Transferee is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of the state or its political subdivisions, for the benefit of its employees.

      ___ ERISA Plan. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

      ___ Investment Advisor. The Transferee is an investment advisor registered under the Investment Advisers Act of 1940.

      ___ Other. (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under subsection
            (a)(1) of Rule 144A pursuant to which it qualifies. Note that registered investment companies should complete Annex 2 rather than this Annex 1.)
            ____________________________________________________________________
            ____________________________________________________________________
            ____________________________________________________________________


                                     F-2A-5

         3. The term "securities as used herein does not include (i) securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (iii) bank deposit notes and certificates of deposit,
(iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee did not include any of the securities referred to in this paragraph.

         4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee, unless the Transferee reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market. Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee's direction. However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

         5. The Transferee is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

         ___      ___   Will the Transferee be purchasing the Transferred
         Yes      No    Certificates only for the Transferee's own account?

         6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.


                                     F-2A-6

         7. The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of such purchase, promptly after they become available.

                                     ______________________________________
                                     Print Name of Transferee


                                     By:___________________________________
                                     Name:_________________________________
                                     Title:________________________________
                                     Date:_________________________________


                                     F-2A-7

                                                         ANNEX 2 TO EXHIBIT F-2A


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A


           [For Transferees That Are Registered Investment Companies]

      The undersigned hereby certifies as follows to [name of Transferor] (the "Transferor") and [name of Certificate Registrar], as Certificate Registrar, with respect to the mortgage pass-through certificates (the "Transferred Certificates") described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

      1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee") or, if the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended, because the Transferee is part of a Family of Investment Companies (as defined below), is an executive officer of the investment adviser (the "Adviser").

      2. The Transferee is a "qualified institutional buyer" as defined in Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Transferee alone owned and/or invested on a discretionary basis, or the Transferee's Family of Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of Investment Companies, the cost of such securities was used, unless the Transferee or any member of the Transferee's Family of Investment Companies, as the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of such entity were valued at market.

      ____ The Transferee owned and/or invested on a discretionary basis $___________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).


                                     F-2A-8

      ____ The Transferee is part of a Family of Investment Companies which owned in the aggregate $______________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

      3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

      4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the Transferee's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, or owned by the Transferee's Family of Investment Companies, the securities referred to in this paragraph were excluded.

      5. The Transferee is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A.

         ___      ___   Will the Transferee be purchasing the Transferred
         Yes      No    Certificates only for the Transferee's own account?

      6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.


                                     F-2A-9

      7. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.


                                  ______________________________________
                                  Print Name of Transferee or Adviser

                                  By:___________________________________
                                     Name:______________________________
                                     Title:_____________________________


                                  IF AN ADVISER:

                                  ______________________________________
                                  Print Name of Transferee

                                  Date:_________________________________


                                     F-2A-10

                                  EXHIBIT F-2B

                        FORM II OF TRANSFEREE CERTIFICATE
             FOR TRANSFERS OF DEFINITIVE NON-REGISTERED CERTIFICATES

                               _____________, 19__

LaSalle National Bank, as Certificate Registrar
135 South LaSalle Street, Suite 1625
Chicago, Illinois 60674-4107

Attention:  Asset-Backed Securities Trust Services Group-
            LB Commercial Mortgage Trust 1998-C1

            Re: LB Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 1998-C1, Class__, [having an initial aggregate Certificate Principal Balance as of March 11, 1998 (the "Closing Date") of $__________] [evidencing a ___% Percentage Interest in the related Class]

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by __________________ (the "Transferor") to _________________________________ (the
"Transferee") of the captioned Certificates (the "Transferred Certificates"), pursuant to Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of February 1, 1998, among Structured Asset Securities Corporation, as Depositor, GMAC Commercial Mortgage Corporation, as Master Servicer and as Special Servicer, LaSalle National Bank, as Trustee, and ABN AMRO Bank N.V., as Fiscal Agent. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferee hereby certifies, represents and warrants to you, as Certificate Registrar, that:

      1. Transferee is acquiring the Transferred Certificates for its own account for investment and not with a view to or for sale or transfer in connection with any distribution thereof, in whole or in part, in any manner which would violate the Securities Act of 1933, as amended (the "Securities Act"), or any applicable state securities laws.

      2. Transferee understands that (a) the Transferred Certificates have not been and will not be registered under the Securities Act or registered or qualified under any applicable state securities laws, (b) neither the Depositor nor the Trustee is obligated so to register or qualify the Transferred Certificates and (c) neither the Transferred Certificates nor any security issued in


                                     F-2B-1
exchange therefor or in lieu thereof may be resold or transferred unless it is
(i) registered pursuant to the Securities Act and registered or qualified pursuant to any applicable state securities laws or (ii) sold or transferred in a transaction which is exempt from such registration and qualification and the Certificate Registrar has received (A) a certificate from the prospective transferor substantially in the form attached as Exhibit F-1 to the Pooling and Servicing Agreement and a certificate from the prospective transferee substantially in the form attached either as Exhibit F-2A or Exhibit F-2B to the Pooling and Servicing Agreement, or (B) an Opinion of Counsel satisfactory to the Certificate Registrar that the transfer may be made without registration under the Securities Act, together with the written certification(s) as to the facts surrounding the transfer from the prospective transferor and/or prospective transferee upon which such Opinion of Counsel is based.

      3. The Transferee understands that it may not sell or otherwise transfer the Transferred Certificates, any security issued in exchange therefor or in lieu thereof or any interest in the foregoing except in compliance with the provisions of Section 5.02 of the Pooling and Servicing Agreement, which provisions it has carefully reviewed, and that the Transferred Certificates will bear legends substantially to the following effect:

      THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, PLEDGE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

      NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN MAY BE MADE TO (A) ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), OR (B) ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE OR ANY INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

      4. Neither the Transferee nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Transferred Certificate, any interest in a Transferred


                                     F-2B-2

Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation by means of general advertising or in any other manner, or (e) taken any other action, that (in the case of any of the acts described in clauses (a) through (e) above) would constitute a distribution of the Transferred Certificates under the Securities Act, would render the disposition of the Transferred Certificates a violation of Section 5 of the Securities Act or any state securities law or would require registration or qualification of the Transferred Certificates pursuant thereto. The Transferee will not act, nor has it authorized nor will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to the Transferred Certificates, any interest in the Transferred Certificates or any other similar security.

      5. The Transferee has been furnished with all information regarding (a) the Depositor, (b) the Transferred Certificates and distributions thereon, (c) nature, performance and servicing of the Mortgage Loans, (d) the Pooling and Servicing Agreement and the Trust Fund created pursuant thereto, (e) any credit enhancement mechanism associated with the Transferred Certificates, and (f) all related matters, that it has requested.

      6. The Transferee is an "accredited investor" within the meaning of paragraph (1), (2), (3) or (7) of Rule 501(a) under the Securities Act or an entity in which all the equity owners come within such paragraphs and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Transferred Certificates; the Transferee has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Transferee is able to bear the economic risks of such an investment and can afford a complete loss of such investment.

      7. If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the Nominee Acknowledgment below.


                                  Very truly yours,

                                  ______________________________________
                                  (Transferee)

                                  By:___________________________________
                                     Name:______________________________
                                     Title:_____________________________
                                     Date:______________________________


                                     F-2B-3

                             Nominee Acknowledgment

      The undersigned hereby acknowledges and agrees that as to the Transferred Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.


                                  ______________________________________
                                  (Nominee)

                                  By:___________________________________
                                  Name:_________________________________
                                  Title:________________________________


                                     F-2B-4

                                  EXHIBIT F-2C

                        FORM I OF TRANSFEREE CERTIFICATE
                          FOR TRANSFERS OF INTERESTS IN
                     BOOK-ENTRY NON-REGISTERED CERTIFICATES


                                    ____________, 19__


[TRANSFEROR]


            Re: LB Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 1998-C1, Class__, [having an initial aggregate Certificate Principal Balance as of March 11, 1998 (the "Closing Date") of $__________] [evidencing a ___% Percentage Interest in the related Class]

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by ____________________ (the "Transferor") to
__________________________________________ (the "Transferee") through our respective Depository Participants of the Transferor's beneficial ownership interest (currently maintained on the books and records of The Depository Trust Corporation ("DTC") and the Depository Participants) in the captioned Certificates (the "Transferred Certificates"), which were issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of February 1, 1998, among Structured Asset Securities Corporation, as Depositor, GMAC Commercial Mortgage Corporation, as Master Servicer and as Special Servicer, LaSalle National Bank, as Trustee, and ABN AMRO Bank N.V., as Fiscal Agent. All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferee hereby certifies, represents and warrants to and agrees with you, and for the benefit of the Depositor, that:

      1. The Transferee is a "qualified institutional buyer" (a "Qualified Institutional Buyer") as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended (the "Securities Act") and has completed one of the forms of certification to that effect attached hereto as Annex 1 and Annex 2. The Transferee is aware that the sale to it of the Transferor's interest in the Transferred Certificates is being made in reliance on Rule 144A. The Transferee is acquiring such interest in the Transferred Certificates for its own account or for the account of another Qualified Institutional Buyer.


                                     F-2C-1

      2. The Transferee understands that (a) the Transferred Certificates have not been and will not be registered under the Securities Act or registered or qualified under any applicable state securities laws, (b) none of the Depositor, the Trustee or the Certificate Registrar is obligated so to register or qualify the Transferred Certificates and (c) no interest in the Transferred Certificates may be resold or transferred unless (i) such Certificates are registered pursuant to the Securities Act and registered or qualified pursuant any applicable state securities laws, or (ii) such interest is sold or transferred in a transaction which is exempt from such registration and qualification and the Certificate Owner desiring to effect such transfer has received (A) a certificate from such Certificate Owner's prospective transferee substantially in the form attached either as Exhibit F-2C or as Exhibit F-2D to the Pooling and Servicing Agreement or (B) an opinion of counsel to the effect that such transfer may be made without registration under the Securities Act.

      3. The Transferee understands that it may not sell or otherwise transfer the Transferred Certificates or any interest therein except in compliance with the provisions of Section 5.02 of the Pooling and Servicing Agreement, which provisions it has carefully reviewed, and that the Transferred Certificates will bear the following legends:

      THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, PLEDGE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE OR ANY INTEREST HEREIN WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

      NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN MAY BE MADE TO (A) ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), OR (B) ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE OR ANY INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.


                                     F-2C-2

      4. The Transferee has been furnished with all information regarding (a) the Depositor, (b) the Transferred Certificates and distributions thereon, (c) the nature, performance and servicing of the Mortgage Loans, (d) the Pooling and Servicing Agreement and the Trust Fund created pursuant thereto, (e) any credit enhancement mechanism associated with the Transferred Certificates, and (f) all related matters, that it has requested.

                                  Very truly yours,

                                  ______________________________________
                                  (Transferee)

                                  By:___________________________________
                                     Name:______________________________
                                     Title:_____________________________


                                     F-2C-3

                                                         ANNEX 1 TO EXHIBIT F-2C


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [for Transferees other than Registered Investment Companies]

      The undersigned hereby certifies as follows to [name of Transferor] (the "Transferor") and for the benefit of Structured Asset Securities Corporation with respect to the mortgage pass-through certificates being transferred in book-entry form (the "Transferred Certificates") as described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

      1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee").

      2. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because (i) the Transferee owned and/or invested on a discretionary basis $______________________(1) in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Transferee satisfies the criteria in the category marked below.

      ___ Corporation, etc. The Transferee is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986.

      ___ Bank. The Transferee (a) is a national bank or a banking institution organized under the laws of any state, U.S. territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the state or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the

----------
(1) Transferee must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Transferee is a dealer, and, in that case, Transferee must own and/or invest on a discretionary basis at least $10,000,000 in securities.


                                     F-2C-4

            Transferred Certificates in the case of a U.S. bank, and not more than 18 months preceding such date of sale in the case of a foreign bank or equivalent institution.

      ___ Savings and Loan. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a state or federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. savings and loan association, and not more than 18 months preceding such date of sale in the case of a foreign savings and loan association or equivalent institution.

      ___   Broker-dealer. The Transferee is a dealer registered pursuant to
            Section 15 of the Securities Exchange Act of 1934, as amended.

      ___ Insurance Company. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a state, U.S. territory or the District of Columbia.

      ___ State or Local Plan. The Transferee is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of the state or its political subdivisions, for the benefit of its employees.

      ___ ERISA Plan. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

      ___ Investment Advisor. The Transferee is an investment advisor registered under the Investment Advisers Act of 1940, as amended.

      ___ Other. (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under subsection
            (a)(1) of Rule 144A pursuant to which it qualifies. Note that registered investment companies should complete Annex 2 rather than this Annex 1.)______________________________________________________
            ____________________________________________________________________
            ____________________________________________________________________
            ____________________________________________________________________

      3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or


                                     F-2C-5
subscription by the Transferee, if the Transferee is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee did not include any of the securities referred to in this paragraph.

      4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee, unless the Transferee reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market. Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee's direction. However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

      5. The Transferee acknowledges that it is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

         ___      ___   Will the Transferee be purchasing the Transferred
         Yes      No    Certificates only for the Transferee's own account?

      6. If the answer to the foregoing question is "no", then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.


                                     F-2C-6

      7. The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of such purchase, promptly after they become available.

                                     ______________________________________
                                     Print Name of Transferee


                                     By:___________________________________
                                     Name:_________________________________
                                     Title:________________________________
                                     Date:_________________________________


                                     F-2C-7

                                                         ANNEX 2 TO EXHIBIT F-2C


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [for Transferees that are Registered Investment Companies]

            The undersigned hereby certifies as follows to [name of Transferor] (the "Transferor") and for the benefit of Structured Asset Securities Corporation with respect to the mortgage pass-through certificates being transferred in book-entry form (the "Transferred Certificates") as described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

      1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee") or, if the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A"), because the Transferee is part of a Family of Investment Companies (as defined below), is an executive officer of the investment adviser (the "Adviser").

      2. The Transferee is a "qualified institutional buyer" as defined in Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, as amended, and (ii) as marked below, the Transferee alone owned and/or invested on a discretionary basis, or the Transferee's Family of Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of Investment Companies, the cost of such securities was used, unless the Transferee or any member of the Transferee's Family of Investment Companies, as the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of such entity were valued at market.

      ____ The Transferee owned and/or invested on a discretionary basis $___________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

      ____ The Transferee is part of a Family of Investment Companies which owned in the aggregate $______________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).


                                     F-2C-8

      3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

      4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the Transferee's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, or owned by the Transferee's Family of Investment Companies, the securities referred to in this paragraph were excluded.

      5. The Transferee is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A.

         ___      ___   Will the Transferee be purchasing the Transferred
         Yes      No    Certificates only for the Transferee's own account?

         6. If the answer to the foregoing question is "no", then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

         7. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.


                                     F-2C-9

                                  ______________________________________
                                  Print Name of Transferee or Adviser

                                  By:___________________________________
                                     Name:______________________________
                                     Title:_____________________________


                                  IF AN ADVISER:

                                  ______________________________________
                                  Print Name of Transferee

                                  Date:_________________________________


                                     F-2C-10

                                  EXHIBIT F-2D

                        FORM II OF TRANSFEREE CERTIFICATE
          FOR TRANSFERS OF INTERESTS IN BOOK-ENTRY PRIVATE CERTIFICATES

                               ____________, 19__


[TRANSFEROR]


            Re: LB Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 1998-C1, Class__, [having an initial aggregate Certificate Principal Balance as of March 11, 1998 (the "Closing Date") of $__________] [evidencing a ___% Percentage Interest in the related Class]

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by ____________________ (the "Transferor") to ____________________________________
(the "Transferee") through our respective Depository Participants of the Transferor's beneficial ownership interest (currently maintained on the books and records of The Depository Trust Corporation ("DTC") and the Depository Participants) in the captioned Certificates (the "Transferred Certificates"), which were issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of February 1, 1998, among Structured Asset Securities Corporation, as Depositor, GMAC Commercial Mortgage Corporation, as Master Servicer and as Special Servicer, LaSalle National Bank, as Trustee, and ABN AMRO Bank N.V., as Fiscal Agent. All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferee hereby certifies, represents and warrants to and agrees with you, and for the benefit of the Depositor, that:

      1. The Transferee is acquiring the Transferor's beneficial ownership interest in the Transferred Certificates for its own account for investment and not with a view to or for sale or transfer in connection with any distribution thereof, in whole or in part, in any manner which would violate the Securities Act of 1933, as amended (the "Securities Act"), or any applicable state securities laws.

      2. The Transferee understands that (a) the Transferred Certificates have not been and will not be registered under the Securities Act or registered or qualified under any applicable state securities laws, (b) none of the Depositor, the Trustee or the Certificate Registrar is obligated so to register or qualify the Transferred Certificates, and (c) no interest in the Transferred Certificates may be resold or transferred unless (i) such Certificates are registered pursuant to the


                                     F-2D-1

Securities Act and registered or qualified pursuant any applicable state securities laws, or (ii) such interest is sold or transferred in a transaction which is exempt from such registration and qualification and the Certificate Owner desiring to effect such transfer has received (A) a certificate from such Certificate Owner's prospective transferee substantially in the form attached either as Exhibit F-2C or as Exhibit F-2D to the Pooling and Servicing Agreement or (B) an opinion of counsel to the effect that such transfer may be made without registration under the Securities Act.

      3. The Transferee understands that it may not sell or otherwise transfer the Transferred Certificates or any interest therein except in compliance with the provisions of Section 5.02 of the Pooling and Servicing Agreement, which provisions it has carefully reviewed, and that the Transferred Certificates will bear the following legends:

      THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, PLEDGE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE OR ANY INTEREST HEREIN WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

      NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN MAY BE MADE TO (A) ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), OR (B) ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE OR ANY INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

      4. Neither the Transferee nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general


                                     F-2D-2
solicitation with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security by means of general advertising or in any other manner, or (e) taken any other action with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security, which (in the case of any of the acts described in clauses (a) through (e) above) would constitute a distribution of the Transferred Certificates under the Securities Act, would render the disposition of the Transferred Certificates a violation of Section 5 of the Securities Act or any state securities law or would require registration or qualification of the Transferred Certificates pursuant thereto. The Transferee will not act, nor has it authorized nor will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to the Transferred Certificates, any interest in the Transferred Certificates or any other similar security.

      5. The Transferee has been furnished with all information regarding (a) the Depositor, (b) the Transferred Certificates and distributions thereon, (c) the nature, performance and servicing of the Mortgage Loans, (d) the Pooling and Servicing Agreement and the Trust Fund created pursuant thereto, (e) any credit enhancement mechanism associated with the Transferred Certificates, and (f) all related matters, that it has requested.

      6. The Transferee is an "accredited investor" as defined in any of paragraphs (1), (2), (3) and (7) of Rule 501(a) under the Securities Act or an entity in which all of the equity owners come within such paragraphs. The Transferee has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Transferred Certificates; the Transferee has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Transferee is able to bear the economic risks of such investment and can afford a complete loss of such investment.

                                  Very truly yours,

                                  ______________________________________
                                  (Transferee)

                                  By:___________________________________
                                     Name:______________________________
                                     Title:_____________________________


                                     F-2D-3

                                   EXHIBIT G-1

                        FORM I OF TRANSFEREE CERTIFICATE
         IN CONNECTION WITH ERISA (DEFINITIVE SUBORDINATED CERTIFICATES)

                                     [Date]

LaSalle National Bank, as Certificate Registrar
135 South LaSalle Street, Suite 1625
Chicago, Illinois  60674-4107

Attention:  Asset-Backed Securities Trust Services
            Group-LB Commercial Mortgage Trust 1998-C1

            Re: LB Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 1998-C1 (the "Certificates")

Ladies and Gentlemen:

            This letter is delivered to you in connection with the transfer by _________________ (the "Transferor") to _________________ (the "Transferee") of
Class ______ Certificates [having an initial aggregate Certificate Principal Balance as of March 11, 1998 (the "Closing Date") of $__________] [evidencing a ____% Percentage Interest in the related Class] (the "Transferred Certificates"). The Certificates, including the Transferred Certificates, were issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of February 1, 1998, among Structured Asset Securities Corporation, as depositor, GMAC Commercial Mortgage Corporation, as master servicer and special servicer, LaSalle National Bank, as trustee, and ABN AMRO Bank N.V., as fiscal agent. All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferee hereby certifies, represents and warrants to you as Certificate Registrar, as follows (check the applicable paragraph):

___ The Transferee (A) is not an employee benefit plan or other retirement arrangement, including an individual retirement account or annuity, a Keogh plan or a collective investment fund or separate account in which such plans, accounts or arrangements are invested, including, without limitation, an insurance company general account, that is subject to ERISA or the Code (each, a "Plan"), and (B) is not directly or indirectly purchasing the Transferred Certificates on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or


                                      G-1-1

___ The Transferee is using funds from an insurance company general account to acquire the Transferred Certificates, however, the purchase and holding of such Certificates by such Person is exempt from the prohibited transaction provisions of Section 406 of ERISA and Section 4975 of the Code under Sections I and III of Prohibited Transaction Class Exemption 95-60.


                                  Very truly yours,

                                  ______________________________________
                                  (Transferee)

                                  By:___________________________________
                                  Name:
                                  Title:


                                      G-1-1

                                   EXHIBIT G-2

                        FORM II OF TRANSFEREE CERTIFICATE
                            IN CONNECTION WITH ERISA
                    (BOOK-ENTRY NON-REGISTERED CERTIFICATES)

                                     [Date]

[TRANSFEROR]

            Re: LB Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 1998-C1 (the "Certificates")

Ladies and Gentlemen:

            This letter is delivered to you in connection with the transfer by ______________________ (the "Transferor") to _________________ (the
"Transferee") through our respective Depository Participants of the Transferor's beneficial ownership interest (currently maintained on the books and records of The Depository Trust Corporation ("DTC") and the Depository Participants) in Class ___ Certificates [having an initial aggregate Certificate Principal Balance as of March 11, 1998 (the "Closing Date") of $__________] [evidencing a ____% Percentage Interest in the related Class] (the "Transferred Certificates"). The Certificates, including the Transferred Certificates, were issued pursuant to the Pooling and Servicing Agreement, dated as of February 1, 1998 (the "Pooling and Servicing Agreement"), among Structured Asset Securities Corporation, as depositor, GMAC Commercial Mortgage Corporation, as master servicer and special servicer, LaSalle National Bank, as trustee, and ABN AMRO Bank N.V., as fiscal agent. All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferee hereby certifies, represents and warrants to you as follows (check the applicable paragraph):

___ The Transferee (A) is not an employee benefit plan or other retirement arrangement, including an individual retirement account or annuity, a Keogh plan or a collective investment fund or separate account in which such plans, accounts or arrangements are invested, including, without limitation, an insurance company general account, that is subject to ERISA or the Code (each, a "Plan"), and (B) is not directly or indirectly purchasing an interest in the Transferred Certificates on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan;


                                      G-2-1

___ The Transferee is using funds from an insurance company general account to acquire an interest in the Transferred Certificates, however, the purchase and holding of such interest by such Person is exempt from the prohibited transaction provisions of Section 406 of ERISA and Section 4975 of the Code under Sections I and III of Prohibited Transaction Class Exemption 95-60; or


                                  Very truly yours,

                                  ______________________________________
                                  (Transferee)

                                  By:___________________________________
                                  Name:
                                  Title:


                                      G-2-2

                                   EXHIBIT H-1

                    FORM OF TRANSFER AFFIDAVIT AND AGREEMENT
                    REGARDING RESIDUAL INTEREST CERTIFICATES


STATE OF                        )
                                ) ss:
COUNTY OF                       )


            ____________________, being first duly sworn, deposes and says that:

            1. He/She is the ____________________ of ____________________ (the
prospective transferee (the "Transferee") of LB Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 1998-C1, Class [R-I] [R-II] [R-III], evidencing a ____% Percentage Interest in such Class (the "Residual Interest Certificates")), a ________________________ duly organized and validly existing under the laws of ____________________, on behalf of which he/she makes this affidavit. All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement pursuant to which the Residual Interest Certificates were issued (the "Pooling and Servicing Agreement").

            2. The Transferee (i) is, and as of the date of transfer will be, a "Permitted Transferee" and will endeavor to remain a "Permitted Transferee" for so long as it holds the Residual Interest Certificates, and (ii) is acquiring the Residual Interest Certificates for its own account or for the account of another prospective transferee from which it has received an affidavit in substantially the same form as this affidavit. A "Permitted Transferee" is any Person other than a "disqualified organization" or a "non-United States person". (For this purpose, a "disqualified organization" means (i) the United States or a possession thereof, any State or any political subdivision thereof, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of its board of directors is not selected by any such governmental unit), (ii) a foreign government, international organization, or any agency or instrumentality of either of the foregoing, (iii) any organization (except certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (unless such organization is subject to the tax imposed by Section 511 of the Code on unrelated business taxable income), or
(iv) rural electric and telephone cooperatives described in Section 1381 of the Code. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.)


                                      H-1-1

            3. The Transferee is aware (i) of the tax that would be imposed on transfers of the Residual Interest Certificates to "disqualified organizations" under the Code that applies to all transfers of the Residual Interest Certificates; (ii) that such tax would be on the transferor or, if such transfer is through an agent (which Person includes a broker, nominee or middleman) for a non-Permitted Transferee, on the agent; (iii) that the Person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such Person an affidavit that the transferee is a Permitted Transferee and, at the time of transfer, such Person does not have actual knowledge that the affidavit is false; and (iv) that the Residual Interest Certificates may be a "noneconomic residual interest" within the meaning of Treasury regulation Section 1.860E-1(c) and that the transferor of a "noneconomic residual interest" will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer is to enable the transferor to impede the assessment or collection of tax.

            4. The Transferee is aware of the tax imposed on a "pass-through entity" holding the Residual Interest Certificates if at any time during the taxable year of the pass-through entity a non-Permitted Transferee is the record holder of an interest in such entity. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

            5. The Transferee is aware that the Certificate Registrar will not register any transfer of the Residual Interest Certificates by the Transferee unless the Transferee's transferee, or such transferee's agent, delivers to the Certificate Registrar, among other things, an affidavit and agreement in substantially the same form as this affidavit and agreement. The Transferee expressly agrees that it will not consummate any such transfer if it knows or believes that any representation contained in such affidavit and agreement is false.

            6. The Transferee consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Residual Interest Certificate will only be owned, directly or indirectly, by a Permitted Transferee.

            7. The Transferee's taxpayer identification number is
_________________.

            8. The Transferee has reviewed the provisions of Section 5.02(d) of the Pooling and Servicing Agreement, a description of which provisions is set forth in the Residual Interest Certificates (in particular, clause (ii)(A) of Section 5.02(d) which authorizes the Trustee to deliver payments on the Residual Interest Certificate to a Person other than the Transferee and clause (ii)(B) of
Section 5.02(d) which authorizes the Trustee to negotiate a mandatory disposition of the Residual Interest Certificates, in either case, in the event that the Transferee holds such Residual Interest Certificates in violation of
Section 5.02(d)); and the Transferee expressly agrees to be bound by and to comply with such provisions.


                                      H-1-2

            9. No purpose of the Transferee relating to its purchase or any sale of the Residual Interest Certificates is or will be to impede the assessment or collection of any tax.

            10. The Transferee hereby represents to and for the benefit of the transferor that the Transferee intends to pay any taxes associated with holding the Residual Interest Certificates as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Residual Interest Certificates.

            11. The Transferee will, in connection with any transfer that it makes of the Residual Interest Certificates, deliver to the Certificate Registrar a representation letter substantially in the form of Exhibit H-2 to the Pooling and Servicing Agreement in which it will represent and warrant, among other things, that it is not transferring the Residual Interest Certificates to impede the assessment or collection of any tax and that it has at the time of such transfer conducted a reasonable investigation of the financial condition of the proposed transferee as contemplated by Treasury regulation Section 1.860E-1(c)(4)(i) and has satisfied the requirements of such provision.

            12. The Transferee is a "United States person". A "United States person" is a citizen or resident of the United States, a corporation, a partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust, all within the meaning of Section 7701(a)(30) of the Code.


                                      H-1-3

            IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its ____________________ and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this day of ___________, ____.

                                            [NAME OF TRANSFEREE]


                                            By:______________________________
                                                     [Name of Officer]
                                                     [Title of Officer]

[Corporate Seal]

ATTEST:

______________________
[Assistant] Secretary


            Personally appeared before me the above-named ____________________, known or proved to me to be the same person who executed the foregoing instrument and to be the ____________________ of the Transferee, and acknowledged to me that he/she executed the same as his/her free act and deed and the free act and deed of the Transferee

            Subscribed and sworn before me this ___ day of ______________,
_____.



                                         _______________________________
                                         NOTARY PUBLIC

                                         COUNTY OF______________________
                                         STATE OF_______________________
                                         My Commission expires the _________ day
                                         of ___________, 19__.


                                      H-1-4

                                   EXHIBIT H-2

                         FORM OF TRANSFEROR CERTIFICATE
                    REGARDING RESIDUAL INTEREST CERTIFICATES


                                     [Date]

LaSalle National Bank, as Certificate Registrar
135 South LaSalle Street
Chicago, Illinois  60674-4107

Attention:  Asset-Backed Securities Trust Services
            Group-LB Commercial Mortgage Trust 1998-C1

            Re: Lehman Brothers Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 1998-C1 (the "Certificates")

Ladies and Gentlemen:

            This letter is delivered to you in connection with the transfer by _________________ (the "Transferor") to _________________ (the "Transferee") of
[Class R-I] [Class R-II] [Class R-III] Certificates evidencing a ____% Percentage Interest in such Class (the "Residual Interest Certificates"). The Certificates, including the Residual Interest Certificates, were issued pursuant to the Pooling and Servicing Agreement, dated as of February 1, 1998 (the "Pooling and Servicing Agreement"), among Structured Asset Securities Corporation, as depositor, GMAC Commercial Mortgage Corporation, as master servicer and special servicer, LaSalle National Bank, as trustee, and ABN AMRO Bank N.V., as fiscal agent. All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Certificate Registrar, that:

            1. No purpose of the Transferor relating to the transfer of the Residual Interest Certificates by the Transferor to the Transferee is or will be to impede the assessment or collection of any tax.

            2. The Transferor understands that the Transferee has delivered to you a Transfer Affidavit and Agreement in the form attached to the Pooling and Servicing Agreement as Exhibit H-1. The Transferor does not know or believe that any representation contained therein is false.


                                      H-2-1

            3. The Transferor has at the time of this transfer conducted a reasonable investigation of the financial condition of the Transferee as contemplated by Treasury regulation Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Transferor has determined that the Transferee has historically paid its debts as they became due and has found no significant evidence to indicate that the Transferee will not continue to pay its debts as they become due in the future. The Transferor understands that the transfer of the Residual Interest Certificates may not be respected for United States income tax purposes (and the Transferor may continue to be liable for United States income taxes associated therewith) unless the Transferor has conducted such an investigation.

                                  Very truly yours,

                                  ______________________________________
                                  (Transferor)

                                  By:___________________________________
                                  Name:_________________________________
                                  Title:________________________________


                                      H-2-2

                                   EXHIBIT I-1

                        FORM OF NOTICE AND ACKNOWLEDGMENT
                   CONCERNING REPLACEMENT OF SPECIAL SERVICER

                                     [Date]


Moody's Investors Service, Inc.                 Duff & Phelps Credit Rating Co.
99 Church Street, 4th Floor                     55 East Monroe Street
New York, New York  10007                       Chicago, Illinois 60603

Attention: Commercial Mortgage Surveillance

Ladies and Gentlemen:

      This notice is being delivered pursuant to Section 6.09 of the Pooling and Servicing Agreement, dated as of February 1, 1998 and relating to LB Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 1998-C1 (the "Agreement"). Capitalized terms used but not otherwise defined herein shall have respective meanings assigned to them in the Agreement.

      Notice is hereby given that the Holders of Certificates evidencing a majority of the Voting Rights allocated to the Controlling Class have designated ________________ to serve as the Special Servicer under the Agreement.

      The designation of __________________ as Special Servicer will become final if certain conditions are met and you deliver to LaSalle National Bank, the trustee under the Agreement (the "Trustee"), written confirmation that if the person designated to become the Special Servicer were to serve as such, such event would not result in the qualification, downgrade or withdrawal of the rating or ratings assigned by you to one or more Classes of the Certificates. Accordingly, such confirmation is hereby requested as soon as possible.


                                      I-1-1

      Please acknowledge receipt of this notice by signing the enclosed copy of this notice where indicated below and returning it to the Trustee, in the enclosed stamped self-addressed envelope.

                                Very truly yours,

                                LASALLE NATIONAL BANK,
                                   as Trustee


                                By:______________________________
                                Name:
                                Title:


Receipt acknowledged:


MOODY'S INVESTORS SERVICE, INC.             DUFF & PHELPS CREDIT RATING CO.


By:________________________________         By:_______________________________
Name:                                       Name:
Title:                                      Title:
Date:                                       Date:


                                      I-1-2

                                   EXHIBIT I-2

               FORM OF ACKNOWLEDGMENT OF PROPOSED SPECIAL SERVICER

                                     [Date]

[TRUSTEE]
[MASTER SERVICER]
[DEPOSITOR]
[REMIC ADMINISTRATOR]

Re: LB Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 1998-C1

Ladies and Gentlemen:

      Pursuant to Section 6.09 of the Pooling and Servicing Agreement, dated as of February 1, 1998, relating to LB Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 1998-C1 (the "Agreement"), the undersigned hereby agrees with all the other parties to the Agreement that the undersigned shall serve as Special Servicer under, and as defined in, the Agreement. The undersigned hereby acknowledges that, as of the date hereof, it is and shall be a party to the Agreement and bound thereby to the full extent indicated therein in the capacity of Special Servicer. The undersigned hereby makes, as of the date hereof, the representations and warranties set forth in
Section 3.24 of the Agreement, with the following corrections with respect to type of entity and jurisdiction of organization: _____________________________.


                                            __________________________________


                                            By:_______________________________
                                            Name:
                                            Title:


                                      I-2-1

                                    EXHIBIT J

                        FORM OF UCC-1 FINANCING STATEMENT

                                                         SCHEDULE 1 to EXHIBIT J


            This Schedule 1 is attached to and incorporated in a financing statement pertaining to Structured Asset Securities Corporation as depositor (referred to as the "Debtor" for the purpose of this financing statement only), and LaSalle National Bank as trustee for the holders of the Series 1998-C1 Certificates (referred to as the "Secured Party" for purposes of this financing statement only), under that certain Pooling and Servicing Agreement, dated as of February 1, 1998 (the "Pooling and Servicing Agreement"), among the Debtor as depositor, the Secured Party as trustee, and GMAC Commercial Mortgage Corporation as master servicer (in such capacity, the "Master Servicer") and special servicer (in such capacity, the "Special Servicer"), relating to the issuance of the Debtor's Commercial Mortgage Pass-Through Certificates, Series 1998-C1 (collectively, the "Series 1998-C1 Certificates"). Capitalized terms used herein and not defined shall have the respective meanings given to them in the Pooling and Servicing Agreement.

            The attached financing statement covers all of the Debtor's right (including the power to convey title thereto), title and interest in and to the Trust Fund created pursuant to the Pooling and Servicing Agreement, consisting of the following:

            (1) the mortgage loans (the "Mortgage Loans") listed on the Mortgage Loan Schedule attached hereto as Exhibit A;

            (2) the note or other evidence of indebtedness (the "Mortgage Note") of the related borrower (the "Mortgagor") under each Mortgage Loan, the related mortgage, deed of trust or other similar instrument securing such Mortgage Note (the "Mortgage") and each other legal, credit and servicing document related to such Mortgage Loan (collectively with the related Mortgage Note and Mortgage, the "Mortgage Loan Documents");

            (3) (a) the Custodial Account required to be maintained by the Master Servicer pursuant to the Pooling and Servicing Agreement, (b) all funds from time to time on deposit in the Custodial Account, (c) the investments of any such funds consisting of securities, instruments or other obligations, and
(d) the general intangibles consisting of the contractual right to payment, including, without limitation, the right to payments of principal and interest and the right to enforce the related payment obligations, arising from or under any such investments;

            (4) All REO Property;

            (5) (a) the REO Account required to be maintained by the Special Servicer pursuant to the Pooling and Servicing Agreement, (b) all funds from time to time on deposit in the REO Account, (c) the investments of any such funds consisting of securities, instruments or other obligations, and (d) the general intangibles consisting of the contractual right to payment, including, without limitation, the right to payments of principal and interest and the right to enforce the related payment obligations, arising from or under any such investments;

            (6) (a) the Servicing Account(s) and Reserve Account(s) required to be maintained by the Master Servicer and/or the Special Servicer pursuant to the Pooling and Servicing Agreement, and (b) all funds from time to time on deposit in the Servicing Account(s) and Reserve Account(s);

            (7) (a) the Collection Account required to be maintained by the Secured Party pursuant to the Pooling and Servicing Agreement , (b) all funds from time to time on deposit in the Collection Account, (c) the investments of any such funds consisting of securities, instruments or other obligations, and
(d) the general intangibles consisting of the contractual right to payment, including, without limitation, the right to payments of principal and interest and the right to enforce the related payment obligations, arising from or under any such investments;

            (8) All insurance policies, including the right to payments thereunder, with respect to the Mortgage Loans required to be maintained pursuant to the Mortgage Loan Documents and the Pooling and Servicing Agreement, transferred to the Trust and to be serviced by the Master Servicer or Special Servicer pursuant to the Pooling and Servicing Agreement;

            (9) any and all general intangibles (as defined in the Uniform Commercial Code) consisting of, arising from or relating to any of the foregoing; and

            (10) any and all income, payments, proceeds and products of any of the foregoing.

THE DEBTOR AND THE SECURED PARTY INTEND THE TRANSACTIONS CONTEMPLATED BY THE POOLING AND SERVICING AGREEMENT TO CONSTITUTE A SALE OF ALL THE DEBTOR'S RIGHT, TITLE AND INTEREST IN, TO AND UNDER THE MORTGAGE LOANS, THE MORTGAGE NOTES, THE RELATED MORTGAGES AND THE OTHER RELATED MORTGAGE LOAN DOCUMENTS EVIDENCED BY THE SERIES 1998-C1 CERTIFICATES, AND THIS FILING SHOULD NOT BE CONSTRUED AS A CONCLUSION THAT A SALE HAS NOT OCCURRED. THE REFERENCES HEREIN TO MORTGAGE NOTES SHOULD NOT BE CONSTRUED AS A CONCLUSION THAT ANY MORTGAGE NOTE IS NOT AN INSTRUMENT WITHIN THE MEANING OF THE UNIFORM COMMERCIAL CODE, AS IN EFFECT IN ANY APPLICABLE JURISDICTION, OR THAT A FILING IS NECESSARY TO PERFECT THE OWNERSHIP OR SECURITY INTEREST OF THE SECURED PARTY WITH RESPECT TO THE MORTGAGE LOANS OR IN ANY MORTGAGE NOTE, MORTGAGE OR OTHER MORTGAGE LOAN DOCUMENT IN A MORTGAGE FILE. IN ADDITION, THE REFERENCES HEREIN TO SECURITIES, INSTRUMENTS AND OTHER OBLIGATIONS SHOULD NOT BE CONSTRUED AS A CONCLUSION THAT ANY SUCH SECURITY, INSTRUMENT OR OTHER OBLIGATION IS NOT AN INSTRUMENT, A CERTIFICATED SECURITY OR AN UNCERTIFICATED SECURITY WITHIN THE MEANING OF THE UNIFORM COMMERCIAL CODE, AS IN EFFECT IN ANY APPLICABLE JURISDICTION, NOR SHOULD THIS FINANCING STATEMENT BE CONSTRUED AS A CONCLUSION THAT A FILING IS NECESSARY TO PERFECT THE OWNERSHIP OR SECURITY INTEREST OF THE SECURED PARTY IN

THE CONTRACTUAL RIGHT TO PAYMENT, INCLUDING, WITHOUT LIMITATION, THE RIGHT TO PAYMENTS OF PRINCIPAL AND INTEREST AND THE RIGHT TO ENFORCE THE RELATED PAYMENT OBLIGATIONS, ARISING FROM OR UNDER ANY SUCH SECURITY, INSTRUMENT OR OTHER OBLIGATION. WITH RESPECT TO THE FOREGOING, THIS FILING IS MADE ONLY IN THE EVENT OF CONTRARY ASSERTIONS BY THIRD PARTIES.

                                            Exhibit A to SCHEDULE 1 OF EXHIBIT J


                             MORTGAGE LOAN SCHEDULE

                                    EXHIBIT K

         FORM OF SCHEDULE OF INITIAL CERTIFICATE OWNERS OF EACH CLASS OF
                             BOOK-ENTRY CERTIFICATES

                                    EXHIBIT L

                          FORM OF CSSA LOAN FILE REPORT

               LB Commercial Mortgage Trust, Commercial Mortgage
                  Pass-through Certificagtes, Series 1998-C-1

            Initial Certificate
Class       Balance                    Name of Certificate Owner        Cusip #
-----       -------                    -------------------------        -------

       Commercial Real Estate Secondary Market Securitization Association
                        CSSA "Loan Periodic" Update File
                              (Data Record Layout)

==================================== ===============================================================================================

           Specification                                     Description/Comments
==================================== ===============================================================================================

==================================== ===============================================================================================
Acceptable Media Types               Magnetic Tape, Diskette, Electronic Transfer
Character Set                        ASCII
Field Delineation                    Comma
Density (Bytes-Per-Inch)             1600 or 6250
Magnetic Tape Label                  None (unlabeled)
Magnetic Tape Blocking Factor        10285 (17 records per block)
Physical Media Label                 Servicer Name; Data Type (Collection Period Data); Density (Bytes-Per-Inch); Blocking Factor;
                                          Record Length
Return Address Label                 Required for return of physical media (magnetic tape or diskette)
==================================== ===============================================================================================

==================================== ================================          =====================================================
                                      Field              Format
            Field Name               Number   Type       Example                               Description/Comments
==================================== ================================          =====================================================

==================================== ================================          =====================================================
Transaction Id                          1      AN       XXX97001               Unique Issue Identification Mnemonic
Group Id                                2      AN       XXX9701A               Unique Identification Number Assigned To Each Loan
                                                                                   Group Within An Issue
Loan Id                                 3      AN    00000000012345            Unique Identification Number Assigned To Each
                                                                                   Collateral Item In A Pool
Prospectus Id                           4      AN          123                 Unique Identification Number Assigned To Each
                                                                                   Collateral Item In The Prospectus
Distribution Date                       5      AN       YYYYMMDD               Date Payments  Made To Certificateholders
Current Beginning Sched Balance         6    Numeric    100000.00              Outstanding Scheduled Principal Balance At The
                                                                                   Beginning Of The Current Period
Current Ending Scheduled  Balance       7    Numeric    100000.00              Outstanding Scheduled Principal Balance At The End
                                                                                   Of The Current Period
Paid To Date                            8      AN       YYYYMMDD               Due Date Of The Last Interest Payment Received
Current Index Rate                      9    Numeric      0.09                 Index Rate Used In The Determination Of The Current
                                                                                   Period Gross Interest Rate
Current Note Rate                      10    Numeric      0.09                 Annualized Gross Rate Applicable To Calculate The
                                                                                   Current Period Scheduled Interest
Maturity Date                          11      AN       YYYYMMDD               Date Collateral Is Scheduled To Make Its Final
                                                                                   Payment
Servicer and Trustee Fee Rate          12    Numeric     0.00025               Annualized Fee Paid To The Servicer And Trustee
Fee Rate/Strip Rate 1                  13    Numeric     0.00001               Annualized Fee/Strip Netted Against Current Note
                                                                                   Rate = Net Pass-Through Rate
Fee Rate/Strip Rate 2                  14    Numeric     0.00001               Annualized Fee/Strip Netted Against Current Note
                                                                                   Rate = Net Pass-Through Rate
Fee Rate/Strip Rate 3                  15    Numeric     0.00001               Annualized Fee/Strip Netted Against Current Note
                                                                                   Rate = Net Pass-Through Rate
Fee Rate/Strip Rate 4                  16    Numeric     0.00001               Annualized Fee/Strip Netted Against Current Note
                                                                                   Rate = Net Pass-Through Rate
Fee Rate/Strip Rate 5                  17    Numeric     0.00001               Annualized Fee/Strip Netted Against Current Note
                                                                                   Rate = Net Pass-Through Rate
Net Pass-Through Rate                  18    Numeric     0.0897                Annualized Interest Rate Applicable To Calculate
                                                                                   The Current Period Remittance Int.
Next Index Rate                        19    Numeric      0.09                 Index Rate Used In The Determination Of The Next
                                                                                   Period Gross Interest Rate
Next Note Rate                         20    Numeric      0.09                 Annualized Gross Interest Rate Applicable To Calc
                                                                                   Of The Next Period Sch. Interest
Next Rate Adjustment Date              21      AN       YYYYMMDD               Date Note Rate Is Next Scheduled To Change
Next Payment Adjustment Date           22      AN       YYYYMMDD               Date Scheduled P&I Amount Is Next Scheduled To
                                                                                   Change
==================================== ================================          =====================================================

       Commercial Real Estate Secondary Market Securitization Association
                        CSSA "Loan Periodic" Update File
                              (Data Record Layout)

==================================== ================================          =====================================================
                                      Field              Format
            Field Name               Number   Type       Example                                 Description/Comments
==================================== ================================          =====================================================

==================================== ================================          =====================================================
Scheduled Interest Amount              23    Numeric     1000.00               Scheduled Gross Interest Payment Due For The Current
                                                                                   Period
Scheduled Principal Amount             24    Numeric     1000.00               Scheduled Principal Payment Due For The Current
                                                                                   Period
Total Scheduled P&I Due                25    Numeric     1000.00               Scheduled Principal And Interest Payment Due For
                                                                                   The Current Period
Neg am/Deferred Interest Amount        26    Numeric     1000.00               Negative Amortization/Deferred Interest Amount Due
                                                                                   For The Current Period
Unscheduled Principal Collections      27    Numeric     1000.00               Unscheduled Payments Of Principal Received During
                                                                                   The Related Collection Period
Other Principal Adjustments            28    Numeric     1000.00               Unscheduled Principal Adjustments For The Related
                                                                                   Collection Period
Liquidation/Prepayment Date            29      AN       YYYYMMDD               Date Unscheduled Payment Of Principal Received
Prepayment Penalty/Yld Maint Rec'd     30    Numeric     1000.00               Additional Payment Req'd From Borrower Due To
                                                                                   Prepayment Of Loan Prior To Maturity
Prepayment Interest Excess (Shortfall) 31    Numeric     1000.00               Scheduled Gross Interest Applicable To The
                                                                                   Prepayment Amount
Liquidation/Prepayment Code            32    Numeric        1                  See Liquidation/Prepayment Codes Legend
Most Recent ASER $                     33    Numeric     1000.00               Excess Of The Principal Balance Over The Defined
                                                                                   Appraisal Percentage
Most Recent ASER Date                  34      AN       YYYYMMDD               Date ASER  Amount Applied To Loan
Cumulative ASER $                      35    Numeric     1000.00               Cumulative ASER Amount
Actual Balance                         36    Numeric    100000.00              Outstanding Actual Principal Balance At The End Of
                                                                                   The Current Period
Total P&I Advance Outstanding          37    Numeric     1000.00               Outstanding P&I Advances At The End Of The Current
                                                                                   Period
Total T&I Advance Outstanding          38    Numeric     1000.00               Outstanding Taxes & Insurance Advances At The End
                                                                                   Of The Current Period
Other Expense Advance Outstanding      39    Numeric     1000.00               Other Outstanding Advances At The End Of The
                                                                                   Current Period
Status of Loan                         40      AN           1                  See Status Of Loan Legend
In Bankruptcy                          41      AN           Y                  Bankruptcy Status Of Loan (If In Bankruptcy "Y",
                                                                                   Else "N")
Foreclosure Date                       42      AN       YYYYMMDD               Date Of Foreclosure
REO Date                               43      AN       YYYYMMDD               Date Of REO
Bankruptcy Date                        44      AN       YYYYMMDD               Date Of Bankruptcy
Net Proceeds Received on Liquidation   45    Numeric    100000.00              Net Proceeds Rec'd On Liquidation To Be Remitted To
                                                                                   The Tr Per The Tr Doc'n
Liquidation Expense                    46    Numeric    100000.00              Expenses Associated With The Liq'n To Be Netted
                                                                                   From The Tr Per The Tr Doc'n
Realized Loss to Trust                 47    Numeric    10000.00               Liquidation Balance Less Net Liquidation Proceeds
                                                                                   Received
Date of Last Modification              48      AN       YYYYMMDD               Date Loan Was Modified
Modification Code                      49    Numeric        1                  See Modification Codes Legend
Modified Note Rate                     50    Numeric      0.09                 Note Rate Loan Modified To
Modified Payment Rate                  51    Numeric      0.09                 Payment Rate Loan Modified To
Preceding Fiscal Year Revenue          52    Numeric     1000.00               Preceding Fiscal Year Revenue
Preceding Fiscal Year Expenses         53    Numeric     1000.00               Preceding Fiscal Year Expenses
Preceding Fiscal Year NOI              54    Numeric     1000.00               Preceding Fiscal Year Net Op Income
Preceding Fiscal Year Debt Svc Amt.    55    Numeric     1000.00               Preceding Fiscal Year Debt Svc Amount
Preceding Fiscal Year DSCR             56    Numeric      2.55                 Preceding Fiscal Yr Debt Svc Cvrge Ratio
==================================== ================================          =====================================================

----------------------------------
All Financial Update Fields Are
Calculated and/or Presented in The
Manner Described in The Associated
Trust Documention
----------------------------------

       Commercial Real Estate Secondary Market Securitization Association
                        CSSA "Loan Periodic" Update File
                              (Data Record Layout)

==================================== ================================          =====================================================
                                      Field              Format
            Field Name               Number   Type       Example                                 Description/Comments
==================================== ================================          =====================================================

==================================== ================================          =====================================================
Preceding Fiscal Yr Physical Occ'y     57    Numeric      0.85                 Preceding Fiscal Year Physical Occupancy
Preceding FY Financial As of Date      58      AN       YYYYMMDD               Preceding Fiscal Year Financial As Of Date
Second Preceding FY Revenue            59    Numeric     1000.00               Second Preceding Fiscal Year Revenue
Second Preceding FY Expenses           60    Numeric     1000.00               Second Preceding Fiscal Year Expenses
Second Preceding FY NOI                61    Numeric     1000.00               Second Preceding Fiscal Year Net Operating Income
Second Preceding FY Debt Service       62    Numeric     1000.00               Second Preceding Fiscal Year Debt Service
Second Preceding FY DSCR               63    Numeric      2.55                 Second Preceding Fiscal Year Debt Svc Cvrge Ratio
Sec Preceding FY Physical Occ'y        64    Numeric      0.85                 Second Preceding Fiscal Year Physical Occupancy
Sec Preceding FY Fin'l As of Date      65      AN       YYYYMMDD               Second Preceding Fiscal Year Financial As Of Date
Most Recent Fiscal YTD Revenue         66    Numeric     1000.00               Most Recent Fiscal Year To Date Revenue
Most Recent Fiscal YTD Expenses        67    Numeric     1000.00               Most Recent Fiscal Year To Date Expenses
Most Recent Fiscal YTD NOI             68    Numeric     1000.00               Most Recent Fiscal Year To Date Net Operating Income
Most Recent Fiscal YTD Debt Service    69    Numeric     1000.00               Most Recent Fiscal Year To Date Debt Service
Most Recent Fiscal YTD DSCR            70    Numeric      2.55                 Most Recent Fiscal Year To Date Debt Service
                                                                                   Coverage Ratio
Most Recent Fiscal YTD Phys. Occ.      71    Numeric      0.85                 Most Recent Fiscal Year To Date Physical Occupancy
Most Recent Fiscal YTD Start Date      72      AN       YYYYMMDD               Most Recent Fiscal Year To Date Start Date
Most Recent Fiscal YTD End Date        73      AN       YYYYMMDD               Most Recent Fiscal Year To Date End Date
Most Recent Appraisal Date             74      AN       YYYYMMDD               The Date Of The Latest  Available Appraisal For
                                                                                   The Property
Most Recent Appraisal Value            75    Numeric    100000.00              The Latest  Available Appraisal Value For
                                                                                   The Property
Workout Strategy Code                  76    Numeric        1                  See Workout Strategy Codes Legend
Most Recent Spec Svc Transfer Date     77      AN       YYYYMMDD               Date Transferred To The Special Servicer
Most Recent Master Svc Return Date     78      AN       YYYYMMDD               Date Returned To The Master Servicer
Date Asset Expected to Be Resolved     79      AN       YYYYMMDD               Date Asset Is Expected To Be Resolved
Year Last Renovated                    80      AN         1997                 Year Property Last Renovated
==================================== ================================          =====================================================

---------------------------
Most Recent Fiscal YTD
Figures Are From The Last
Financials Processed By The
Servicer Pursuant To The
Terms Of The Trust
Document, And Cover The
Period From The Start Date
To The End Date.
---------------------------

       Commercial Real Estate Secondary Market Securitization Association
                        CSSA "Loan Periodic" Update File
                              (Data Record Layout)

======================================= ===========================================================  ==============================
         Liquidation/Prepayment Code                     Status of Mortgage Loan                            Modification Code
                    Legend                                        Legend                                        Legend
======================================= ===========================================================  ==============================
   1     Partial Liq'n (Curtailment)     A    Payment Not Received But Still In Grace Period           1  Maturity Date Extension
   2     Payoff Prior To Maturity        B    Late Payment But Less Than 1 Month Delinquent            2  Amortization Change
   3     Disposition                     0     Current                                                 3  Principal Write-Off
   4     Repurchase                      1     One Month Delinquent                                    4  Combination
   5     Full Payoff At Maturity         2     Two Months Delinquent
   6     DPO                             3     Three Or More Months Delinquent
   7     Liquidation                     4     Assumed Sched Payment (Performing Matured Ball'n)
                                         7     Foreclosure
=======================================  9     REO                                                   ==============================

                                         ==========================================================

                                         ==========================================================
                                                           Workout Strategy Code
                                                                   Legend
                                         ==========================================================
                                          1     Modification
                                          2     Foreclosure
                                          3     Bankruptcy
                                          4     Extension
                                          5     Note Sale
                                          6     DPO
                                          7     REO
                                          8     Resolved
                                          9     Pending Return to Master Servicer
                                          10    Deed In Lieu Of Foreclosure
                                         ==========================================================

       Commercial Real Estate Secondary Market Securitization Association
                             CSSA "Loan Setup" File
                              (Data Record Layout)

============================================  ======================================================================================

               Specification                                              Description/Comments
============================================  ======================================================================================

============================================  ======================================================================================
Acceptable Media Types                        Magnetic Tape, Diskette, Electronic Transfer
Character Set                                 ASCII
Field Delineation                             Comma
Density (Bytes-Per-Inch)                      1600 or 6250
Magnetic Tape Label                           None (unlabeled)
Magnetic Tape Blocking Factor                 10285 (17 records per block)
Physical Media Label                          Servicer Name; Data Type (Collection Period Data); Density (Bytes-Per-Inch); Blocking
                                                  Factor; Record Length
Return Address Label                          Required for return of physical media (magnetic tape or diskette)
============================================  ======================================================================================

============================================  ===================================  =================================================
                                               Field                     Format
                Field Name                     Number    Type           Example                        Description/Comments
============================================  ===================================  =================================================

============================================  ===================================  =================================================
Transaction Id                                   1        AN            XXX97001          Unique Issue Identification Mnemonic
Group Id                                         2        AN            XXX9701A          Unique Indentification Number Assigned To
                                                                                             Each Loan Group Within An Issue
Loan Id                                          3        AN         00000000012345       Unique Indentification Number Assigned To
                                                                                             Each Collateral Item In A Pool
Offering Document Loan Id                        4        AN              123             Unique Indentification Number Assigned To
                                                                                             Each Collateral Item In The Prospectus
Original Note Amount                             5      Numeric        1000000.00         The Mortgage Loan Balance At Inception Of
                                                                                             The Note
Original Term Of Loan                            6      Numeric           240             Original Number Of Months Until Maturity
                                                                                             Of Loan
Original Amortization Term                       7      Numeric           360             Original Number Of Months Loan Amortized
                                                                                             Over
Original Note Rate                               8      Numeric          0.095            The Note Rate At Inception Of The Note
Original Payment Rate                            9      Numeric          0.095            Original Rate Payment Calculated On
First Loan Payment Due Date                      10       AN            YYYYMMDD          First Payment Date On The Mortgage Loan
Grace Days Allowed                               11     Numeric            10             Number Of Days From Due Date Borrower Is
                                                                                             Permitted To Remit Payment
Interest Only (Y/N)                              12       AN               Y              Y=Yes,  N=No
Balloon (Y/N)                                    13       AN               Y              Y=Yes,  N=No
Interest Rate Type                               14     Numeric            1              1=Fixed, 2=Arm, 3=Step, 9=Other
Interest Accrual Method Code                     15     Numeric            1              1=30/360, 2=Actual/365, 3=Actual/360,
                                                                                             4=Actual/Actual, 5=Actual/366,
                                                                                             6=Simple, 7=78'S
Interest in Arrears (Y/N)                        16       AN               Y              Y=Yes,  N=No
Payment Type Code                                17     Numeric            1              See Payment Type Code Legend
Prepayment Lock-out End Date                     18       AN            YYYYMMDD          Date After Which Loan Can Be Prepaid
Yield Maintenance End Date                       19       AN            YYYYMMDD          Date After Which Loan Can Be Prepaid
                                                                                             Without Yield Maintenance
Prepayment Premium End Date                      20       AN            YYYYMMDD          Date After Which Loan Can Be Prepaid
                                                                                             Without Penalty
============================================  ===================================  =================================================

       Commercial Real Estate Secondary Market Securitization Association
                             CSSA "Loan Setup" File
                              (Data Record Layout)

============================================  ===================================  =================================================
                                               Field                     Format
                Field Name                     Number    Type           Example                     Description/Comments
============================================  ===================================  =================================================

============================================  ===================================  =================================================
Prepayment Terms Description                     21       AN              Text            Description Of Prepayment Terms (Not To
                                                                                             Exceed 50 Characters)
ARM Index Code                                   22       AN               A              See Arm Index Code Legend
First Rate Adjustment Date                       23       AN            YYYYMMDD          Date Note Rate Originally Changed
First Payment Adjustment Date                    24       AN            YYYYMMDD          Date Payment Originally Changed
ARM Margin                                       25     Numeric          0.025            Rate Added To Index Used In The
                                                                                             Determination Of The Gross
                                                                                             Interest Rate
Lifetime Rate Cap                                26     Numeric           0.15            Maximum Rate That The Borrower Must Pay
                                                                                             On An Arm Loan Per The Loan Agreement
Lifetime Rate Floor                              27     Numeric           0.05            Minimum Rate That The Borrower Must Pay
                                                                                             On An Arm Loan Per The Loan Agreement
Periodic Rate Increase Limit                     28     Numeric           0.02            Maximum Periodic Increase To The Note
                                                                                             Rate Allowed Per The Loan Agreement
Periodic Rate Decrease Limit                     29     Numeric           0.02            Minimum Periodic Increase To The Note
                                                                                             Rate Allowed Per The Loan Agreement
Periodic Pay Adjustment Max-%                    30     Numeric           0.03            Maximum Periodic % Increase To The
                                                                                             Borrowers P&I Payment Allowed Per The
                                                                                             Loan Agreement
Periodic Pay Adjustment Max-$                    31     Numeric         5000.00           Maximum Periodic Dollar Increase To The
                                                                                             Borrowers P&I Payment Allowed Per The
                                                                                             Loan Agreement
Payment Frequency                                32     Numeric            1              1=Monthly, 3=Quarterly, 6=Semi-Annually,
                                                                                             12=Annually...
Rate Reset Frequency In Months                   33     Numeric            1              1=Monthly, 3=Quarterly, 6=Semi-Annually,
                                                                                             12=Annually...
Pay Reset Frequency In Months                    34     Numeric            1              1=Monthly, 3=Quarterly, 6=Semi-Annually,
                                                                                             12=Annually...
Rounding Code                                    35     Numeric            1              Rounding Method For Sum Of Index Plus
                                                                                             Margin (See Rounding Code Legend)
Rounding Increment                               36     Numeric         0.00125           Used In Conjunction With Rounding Code
Index Look Back In Days                          37     Numeric            45             Use Index In Effect X Days Prior To
                                                                                             Adjustment Date
Negative Amortization Allowed (Y/N)              38       AN               Y              Y=Yes,  N=No
Max Neg Allowed (% Of Orig Bal)                  39     Numeric          0.075            Maximum Lifetime Percentage Increase To
                                                                                             The Original Balance Allowed Per The
                                                                                             Loan Agreement
Maximum Negate Allowed ($)                       40     Numeric         25000.00          Maximum Lifetime Dollar Increase To
                                                                                             The Original Balance Allowed Per The
                                                                                             Loan Agreement
Remaining Term At Securitization                 41     Numeric           240             Remaining Number Of Months Until
                                                                                             Maturity Of Loan At Cutoff
Remaining Amor-Tm At Securitiz'n                 42     Numeric           360             Remaining Number Of Months Loan
                                                                                             Amortized Over At Cutoff
Maturity Date At Securitization                  43       AN            YYYYMMDD          The Scheduled Maturity Date Of The
                                                                                             Mortgage Loan At Securitization
Sched Prin Bal At Securitization                 44     Numeric        1000000.00         The Scheduled Principal Balance Of The
                                                                                             Mortgage Loan At Securitization
Note Rate At Securitization                      45     Numeric          0.095            Cutoff Annualized Gross Interest Rate
                                                                                             Applicable To The Calculation Of
                                                                                             Scheduled Interest
Servicer And Trustee Fee Rate                    46     Numeric         0.00025           Cutoff Annualized Fee Paid To The
                                                                                             Servicer And Trustee
Fee Rate / Strip Rate 1                          47     Numeric         0.00001           Cutoff Annualized Fee/Strip Netted
                                                                                             Against  Current Note Rate To
                                                                                             Determine Net Pass-Through Rate
Fee Rate / Strip Rate 2                          48     Numeric         0.00001           Cutoff Annualized Fee/Strip Netted
                                                                                             Against  Current Note Rate To
                                                                                             Determine Net Pass-Through Rate
Fee Rate / Strip Rate 3                          49     Numeric         0.00001           Cutoff Annualized Fee/Strip Netted
                                                                                             Against  Current Note Rate To
                                                                                             Determine Net Pass-Through Rate
Fee Rate / Strip Rate 4                          50     Numeric         0.00001           Cutoff Annualized Fee/Strip Netted
                                                                                             Against Current Note Rate To Determine
                                                                                             Net Pass-Through Rate
Fee Rate / Strip Rate 5                          51     Numeric         0.00001           Cutoff Annualized Fee/Strip Netted
                                                                                             Against  Current Note Rate To
                                                                                             Determine Net Pass-Through Rate
Net Rate At Securitization                       52     Numeric          0.0947           Cutoff Annualized Interest Rate
                                                                                             Applicable To The Calculation Of
                                                                                             Remittance Interest
Periodic P&I Payment At Securitiz'n              53     Numeric         3000.00           The Periodic Scheduled Principal &
                                                                                             Interest Payment
============================================  ===================================  =================================================

       Commercial Real Estate Secondary Market Securitization Association
                             CSSA "Loan Setup" File
                              (Data Record Layout)

============================================  ===================================  =================================================
                                               Field                     Format
                Field Name                     Number    Type           Example                      Description/Comments
============================================  ===================================  =================================================

============================================  ===================================  =================================================
# Of Properties                                  54     Numeric            13             The Number Of Properties Underlying The
                                                                                             Mortgage Loan
Property Name                                    55       AN              Text            If Number Of Properties Is Greater Than
                                                                                             1 Then "Various"
Property Address                                 56       AN              Text            If Number Of Properties Is Greater Than
                                                                                             1 Then "Various"
Property City                                    57       AN              Text            If Number Of Properties Is Greater Than
                                                                                             1 Then "Various"
Property State                                   58       AN              Text            If Number Of Properties Is Greater Than
                                                                                             1 Then "Various"
Property Zip Code                                59       AN              Text            If Number Of Properties Is Greater Than
                                                                                             1 Then "Various"
Property County                                  60       AN              Text            If Number Of Properties Is Greater Than
                                                                                             1 Then "Various"
Property Type Code                               61       AN               MF             If Number Of Properties Is Greater Than
                                                                                             1 Then "Various" (See Property Type
                                                                                             Code Legend)
Net Square Feet At Securitization                62     Numeric          25000            If Number Of Properties Is Greater Than
                                                                                             1 Then "000000"
# Of Units/Beds/Rms At Securitiz'n               63     Numeric            75             If Number Of Properties Is Greater Than
                                                                                             1 Then "000000"
Year Built                                       64       AN              1990            If Number Of Properties Is Greater Than
                                                                                             1 Then "000000"
NOI At Securitization                            65     Numeric        100000.00          Net Operating Income At Securitization
DSCR At Securitization                           66     Numeric           2.11            DSCR At Securitization
Appraisal Value At Securitization                67     Numeric        1000000.00         Appraisal Value At Securitization
Appraisal Date At Securitization                 68       AN            YYYYMMDD          Appraisal Date At Securitization
Physical Occupancy At Securitization             69     Numeric           0.88            Physical Occupancy At Securitization
Revenue At Securitization                        70     Numeric        100000.00          Revenue At Securitization
Operating Expenses At Securitization             71     Numeric        100000.00          Expenses At Securitization
Securitization Financials As Of Date             72       AN            YYYYMMDD          Securitization Financials As Of Date
Recourse (Y/N)                                   73       AN               Y              Y=Yes,  N=No
Ground Lease (Y/N)                               74       AN               Y              Y=Yes,  N=No
Cross-Collateralized Loan Grouping               75     Numeric           9(3)            All Loans With The Same Numeric Value Are
                                                                                             Crossed
Collection Of Escrows (Y/N)                      76       AN               Y              Y=Yes,  N=No
Collection Of Other Reserves (Y/N)               77       AN               Y              Y=Yes,  N=No
Lien Position At Securitization                  78     Numeric            1              1=First, 2=Second...
============================================  ===================================  =================================================

       Commercial Real Estate Secondary Market Securitization Association
                             CSSA "Loan Setup" File
                              (Data Record Layout)

========================================  ==========================================  =========================================
       Payment Type Code                                  ARM Index Code                            Rounding Code
             Legend                                           Legend                                   Legend
========================================  ==========================================  =========================================
1   Fully Amortizing                      A    11 FHLB COFI  (1 Month)                1   Unrounded
2   Amortizing Balloon                    B    11 FHLB COFI  (6 Month)                2   Nearest Percentage Increment
3   Interest Only / Balloon               C    1 Year CMT Weekly Average Treasury     3   Up To Nearest Percentage Increment
4   Interest Only / Amortizing            D    3 Year CMT Weekly Average Treasury     4   Down To Nearest Percentage Increment
5   Interest Only / Amortizing / Balloon  E    5 Year CMT Weekly Average Treasury
6   Principal Only                        F    Wall Street Journal Prime Rate
9   Other                                 G    1 Month LIBOR
                                          H    3 Month LIBOR
========================================  I    6 Month LIBOR                          =========================================
                                          J    National Mortgage Index Rate
                                               All Others Use Short Text Description

                                          ==========================================

                                          ==========================================
                                                        Property Types Code
                                                              Legend
                                          ==========================================
                                          MF   Multifamily
                                          RT   Retail
                                          HC   Health Care
                                          IN   Industrial
                                          WH   Warehouse
                                          MH   Mobile Home Park
                                          OF   Office
                                          MU   Mixed Use
                                          LO   Lodging
                                          SS   Self Storage
                                          OT   Other
                                          ==========================================

                                   EXHIBIT M

                       FORM OF CSSA PROPERTY FILE REPORT

       Commercial Real Estate Secondary Market Securitization Association
                              CSSA "Property" File
                              (Data Record Layout)

=============================================  ================================
                                                 Field               Format
                 Field Name                     Number   Type       Example
=============================================  ================================
Transaction Id                                     1      AN        XXX97001
Loan ID                                            2      AN        XXX9701A
Prospectus Loan ID                                 3      AN     00000000012345
Property ID                                        4      AN        1001-001
Distribution Date                                  5      AN        YYYYMMDD
Cross-Collateralized Loan Grouping                 6    Numeric       9(3)
Property Name                                      7      AN          Text
Property Address                                   8      AN          Text
Property City                                      9      AN          Text
Property State                                    10      AN           FL
Property Zip Code                                 11      AN         30303
Property County                                   12      AN          Text
Property Type Code                                13      AN           MF
Year Built                                        14      AN          YYYY
Year Last Renovated                               15      AN          YYYY
Net Square Feet At Securitization                 16    Numeric      25000
# Of Units/Beds/Rooms At Securitization           17    Numeric        75
Property Status                                   18      AN           1
Allocated Percentage of Loan at  Securitization   19    Numeric       0.75
Current Allocated Percentage                      20    Numeric       0.75
Current Allocated Loan Amount                     21    Numeric     5900900
Ground Lease (Y/S/N)                              22      AN           N
Other Escrow / Reserve Balances                   23    Numeric      25000
Most Recent Appraisal Date                        24      AN        YYYYMMDD
Most Recent Appraisal Value                       25    Numeric     1000000
Date Asset is Expected to Be Resolved             26      AN        YYYYMMDD
Foreclosure Date                                  27      AN        YYYYMMDD
=============================================  ================================

=============================================     ====================================================================   ==========
                                                                                                                            CSSA
                 Field Name                                                  Description/Comments                           Loan
=============================================     ====================================================================   ==========
Transaction Id                                                                                                              S1,P1
Loan ID                                                                                                                     S3,P3
Prospectus Loan ID                                From Offering Document                                                    S4,P4
Property ID                                       Should contain Prospectus ID and propety identifier, e.g., 1001-001,
                                                       1000-002
Distribution Date                                                                                                            P5
Cross-Collateralized Loan Grouping                All Loans With The Same Numeric Value Are Crossed                          S75
Property Name                                                                                                                S55
Property Address                                                                                                             S56
Property City                                                                                                                S57
Property State                                                                                                               S58
Property Zip Code                                                                                                            S59
Property County                                                                                                              S60
Property Type Code                                                                                                           S61
Year Built                                                                                                                   S64
Year Last Renovated                                                                                                          P80
Net Square Feet At Securitization                 RT, IN, WH, OF, MU, SS,OT = SF                                             S62
# Of Units/Beds/Rooms At Securitization           MF, MHP, LO, HC = Units                                                    S63
Property Status                                   1=FCL, 2=REO, 3=Defeased, 4=Partial Release, 5= Released, 6=
                                                       Same as at securitization
Allocated Percentage of Loan at  Securitization   Issuer to allocate loan % attributable to property for
                                                       multi-property loans
Current Allocated Percentage                      Calculation based on Current Allocated Loan Amount and Current
                                                       SPB for associated loan.
Current Allocated Loan Amount                     Maintained by servicer.                                                    P7
Ground Lease (Y/S/N)                              Either Y=Yes, S=Subordinat, N= No ground lease                             S74
Other Escrow / Reserve Balances                                                                                              S77
Most Recent Appraisal Date                                                                                                   P74
Most Recent Appraisal Value                                                                                                  P75
Date Asset is Expected to Be Resolved             Could be different dates for different properties if foreclosing           P79
Foreclosure Date                                                                                                             P42
=============================================     ====================================================================   ==========

               "Setup File" - Should be included on the diskette
                       as part of the offering document.

       Commercial Real Estate Secondary Market Securitization Association
                              CSSA "Property" File
                              (Data Record Layout)

=============================================  ================================
                                                 Field               Format
                 Field Name                     Number   Type       Example
=============================================  ================================
REO Date                                          28       AN        YYYYMMDD
Occupancy %                                       29     Numeric       0.75
Occupancy Date                                    30     Numeric     YYYYMMDD
Date Lease Rollover Review                        31       AN        YYYYMMDD
% Sq. Feet expiring 1-12 months                   32     Numeric       0.20
% Sq. Feet  expiring 13-24 months                 33     Numeric       0.20
% Sq. Feet expiring 25-36 months                  34     Numeric       0.20
% Sq. Feet  expiring 37-48 months                 35     Numeric       0.20
% Sq. Feet  expiring 49-60 months                 36     Numeric       0.20
Largest Tenant                                    37       AN          Text
Square Feet of Largest Tenant                     38     Numeric      15000
2nd Largest Tenant                                39       AN          Text
Square Feet of 2nd Largest Tenant                 40     Numeric      15000
3rd Largest Tenant                                41       AN          Text
Square Feet of 3rd Largest Tenant                 42     Numeric      15000
Fiscal Year End Month                             43     Numeric        12
Securitization Financials As Of Date              44       AN        YYYYMMDD
Revenue At Securitization                         45     Numeric     1000000
Operating Expenses At Securitization              46     Numeric     1000000
NOI At Securitization                             47     Numeric     1000000
DSCR At Securitization                            48     Numeric       1.5
Appraisal Value At Securitization                 49     Numeric     1000000
Appraisal Date At Securitization                  50       AN        YYYYMMDD
Physical Occupancy At Securitization              51     Numeric
Date of Last Inspection                           52       AN        YYYYMMDD
=============================================  ================================

=============================================     ====================================================================   ==========
                                                                                                                            CSSA
                 Field Name                                                  Description/Comments                           Loan
=============================================     ====================================================================   ==========
REO Date                                                                                                                    P43
Occupancy %                                       Map to "Most Recent Fiscal YTD Phys. Occ." in CSSA                        P71
Occupancy Date                                    Add a new field to the CSSA Loan file.                                    P71
Date Lease Rollover Review                        Roll over review to be completed every 12 months
% Sq. Feet expiring 1-12 months
% Sq. Feet  expiring 13-24 months
% Sq. Feet expiring 25-36 months
% Sq. Feet  expiring 37-48 months
% Sq. Feet  expiring 49-60 months
Largest Tenant                                    For Office, WH, Retail, Industrial *Only if disclosed in
                                                      the offering document
Square Feet of Largest Tenant
2nd Largest Tenant                                For Office, WH, Retail, Industrial *Only if disclosed in
                                                      the offering document
Square Feet of 2nd Largest Tenant
3rd Largest Tenant                                For Office, WH, Retail, Industrial *Only if disclosed in
                                                      the offering document
Square Feet of 3rd Largest Tenant
Fiscal Year End Month                             Needed to indicate month ending for borrower's Fiscal Year
Securitization Financials As Of Date                                                                                        S72
Revenue At Securitization                                                                                                   S70
Operating Expenses At Securitization                                                                                        S71
NOI At Securitization                                                                                                       S65
DSCR At Securitization                                                                                                      S66
Appraisal Value At Securitization                                                                                           S67
Appraisal Date At Securitization                                                                                            S68
Physical Occupancy At Securitization                                                                                        S69
Date of Last Inspection
=============================================     ====================================================================   ==========

               "Setup File" - Should be included on the diskette
                       as part of the offering document.

       Commercial Real Estate Secondary Market Securitization Association
                              CSSA "Property" File
                              (Data Record Layout)

=============================================  ================================
                                                 Field               Format
                 Field Name                     Number   Type       Example
=============================================  ================================
Preceding FY Financial As of Date                 53       AN        YYYYMMDD
Preceding Fiscal Year Revenue                     54     Numeric    1,000,000
Preceding Fiscal Year Expenses                    55     Numeric    1,000,000
Preceding Fiscal Year NOI                         56     Numeric    1,000,000
Preceding Fiscal Year Debt Service Amt.           57     Numeric    1,000,000
Preceding Fiscal Year DSCR                        58     Numeric       1.30
Preceding Fiscal Year Physical Occupancy          59     Numeric       0.90
Sec Preceding FY Financial As of Date             60       AN        YYYYMMDD
Second Preceding FY Revenue                       61     Numeric    1,000,000
Second Preceding FY Expenses                      62     Numeric    1,000,000
Second Preceding FY NOI                           63     Numeric    1,000,000
Second Preceding FY Debt Service                  64     Numeric    1,000,000
Second Preceding FY DSCR                          65     Numeric       1.30
Sec Preceding FY Physical Occupancy               66     Numeric       0.90
=============================================  ================================

=============================================     ====================================================================   ==========
                                                                                                                            CSSA
                 Field Name                                                  Description/Comments                           Loan
=============================================     ====================================================================   ==========
Preceding FY Financial As of Date                                                                                           P58
Preceding Fiscal Year Revenue                                                                                               P52
Preceding Fiscal Year Expenses                                                                                              P53
Preceding Fiscal Year NOI                                                                                                   P54
Preceding Fiscal Year Debt Service Amt.                                                                                     P55
Preceding Fiscal Year DSCR                                                                                                  P56
Preceding Fiscal Year Physical Occupancy                                                                                    P57
Sec Preceding FY Financial As of Date                                                                                       P65
Second Preceding FY Revenue                                                                                                 P59
Second Preceding FY Expenses                                                                                                P60
Second Preceding FY NOI                                                                                                     P61
Second Preceding FY Debt Service                                                                                            P62
Second Preceding FY DSCR                                                                                                    P63
Sec Preceding FY Physical Occupancy                                                                                         P64
=============================================     ====================================================================   ==========

               "Setup File" - Should be included on the diskette
                       as part of the offering document.

       Commercial Real Estate Secondary Market Securitization Association
                              CSSA "Property" File
                              (Data Record Layout)

===================================================================================================================================
                 Field Name                                       Relationship to Corresponding CSSA 100.1 Field
===================================================================================================================================
Transaction Id                                 Same as CSSA Loan File
Loan ID                                        Same as CSSA Loan File
Prospectus Loan ID                             Same as CSSA Loan File
Property ID
Distribution Date                              Same as CSSA Loan File
Cross-Collateralized Loan Grouping
Property Name                                  If Multi-Prop, no rollup to CSSA Loan File.  Populate S55 with"Various."
Property Address                               If Multi-Prop, no rollup to CSSA Loan File.  Populate S56 with"Various."
Property City                                  If Multi-Prop, and all same then populate S57 with City, otherwise, "Various".
                                                    Missing info= "incomplete"
Property State                                 If Multi-Prop, and all same then populate S58 with State, otherwise, "Various".
                                                    Missing info= "incomplete"
Property Zip Code                              If Multi-Prop, and all same then populate S59 with Zip, otherwise, "Various".
                                                    Missing info= "incomplete"
Property County                                If Multi-Prop, and all same then populate S60 with County, otherwise, "Various".
                                                    Missing info= "incomplete"
Property Type Code                             If Multi-Prop and all same then populate S61 with property type otherwise "Various".
                                                    Missing Info ="incomplete"
Year Built                                     If Multi-Prop, and all same then populate S64 with year otherwise, "000000".
Year Last Renovated                            If Multi-Prop, and all same then populate P80 with year otherwise, "000000".
Net Square Feet At Securitization              Roll-up to loan file if populated. If missing one or more than populate with "00000"
# Of Units/Beds/Rooms At Securitization        Roll-up to loan file if populated. If missing one or more than populate with "00000"
Property Status                                If multi-prop and all same than populate CSSA Loan file with property, status, otherwise various.
Allocated Percentage of Loan at Securitization No field needed in Cssa Loan file
Current Allocated Percentage                   No field needed in Cssa Loan file
Current Allocated Loan Amount                  Roll-up to Current Ending SPB  (P7)
Ground Lease (Y/S/N)                           If any property is Y, or S then S74=Y
Other Escrow / Reserve Balances                If any property populated, then S77=Y
Most Recent Appraisal Date                     If Multi-Prop, and all same then populate P74 with date, otherwise, "000000".
Most Recent Appraisal Value                    Roll-up to CSSA Loan File if populated. If missing any appraisal value, than populate P75 with "000000)
Date Asset is Expected to Be Resolved          If Multi-Prop, latest date from affiliated properties for P79.
Foreclosure Date                               If Multi-Prop, and all same then populate P42 with date, otherwise, "000000".
===================================================================================================================================

               "Setup File" - Should be included on the diskette
                       as part of the offering document.

       Commercial Real Estate Secondary Market Securitization Association
                              CSSA "Property" File
                              (Data Record Layout)

===================================================================================================================================
                 Field Name                                       Relationship to Corresponding CSSA 100.1 Field
===================================================================================================================================
REO Date                                       If Multi-Prop, and all same then populate P43 with date, otherwise, "000000".
Occupancy %                                    [Weighted Average]  For P71=Sum((Curr. Allocated % Prop A) *(Occupancy Prop A)...
                                                    (Curr. Allocated % Prop Z) * (Occupancy Prop Z)).
                                                    If missing one, then, "00000"
Occupancy Date                                 If Multi-Prop, and all same then populate with date, otherwise, "various+K62".
Date Lease Rollover Review                     No Roll up to the CSSA loan format.
% Sq. Feet expiring 1-12 months                No Roll up to the CSSA loan format.
% Sq. Feet  expiring 13-24 months              No Roll up to the CSSA loan format.
% Sq. Feet expiring 25-36 months               No Roll up to the CSSA loan format.
% Sq. Feet  expiring 37-48 months              No Roll up to the CSSA loan format.
% Sq. Feet  expiring 49-60 months              No Roll up to the CSSA loan format.
Largest Tenant                                 No Roll up to the CSSA loan format.
Square Feet of Largest Tenant                  No Roll up to the CSSA loan format.
2nd Largest Tenant                             No Roll up to the CSSA loan format.
Square Feet of 2nd Largest Tenant              No Roll up to the CSSA loan format.
3rd Largest Tenant                             No Roll up to the CSSA loan format.
Square Feet of 3rd Largest Tenant              No Roll up to the CSSA loan format.
Fiscal Year End Month                          No Roll up to the CSSA loan format.
Securitization Financials As Of Date           If Multi-Prop, and all same then populate S72 with date, otherwise, "000000".
Revenue At Securitization                      Roll up to the CSSA Loan Format, if missing any properties populate S70 with "0000"
Operating Expenses At Securitization           Roll up to the CSSA Loan Format, if missing any properties populate S71 with "0000"
NOI At Securitization                          Roll up to the CSSA Loan Format, if missing any properties populate S85 with "0000"
DSCR At Securitization                         [Weighted Average]  S66=Sum((Allocated % at Sec. Prop A) *(DSCR Prop A)...
                                                    ((Allocated % at Sec. Prop Z) * (DSCR  Prop Z).  If missing one, "00000"
Appraisal Value At Securitization              Roll up to the CSSA Loan Format, if missing any properties populate S70 with "0000"
Appraisal Date At Securitization               If Multi-Prop, and all same then populate S68 with date, otherwise, "000000".
Physical Occupancy At Securitization           Weighted Average
Date of Last Inspection
===================================================================================================================================

               "Setup File" - Should be included on the diskette
                       as part of the offering document.

       Commercial Real Estate Secondary Market Securitization Association
                              CSSA "Property" File
                              (Data Record Layout)

===================================================================================================================================
                 Field Name                                     Relationship to Corresponding CSSA 100.1 Field
===================================================================================================================================
Preceding FY Financial As of Date              If Multi-Prop, and all same then populate P58 with date, otherwise,
                                                    "000000+K23K46".K1
Preceding Fiscal Year Revenue                  No Roll up to the CSSA loan format.
Preceding Fiscal Year Expenses                 No Roll up to the CSSA loan format.
Preceding Fiscal Year NOI                      No Roll up to the CSSA loan format.
Preceding Fiscal Year Debt Service Amt.        No Roll up to the CSSA loan format.
Preceding Fiscal Year DSCR                     No Roll up to the CSSA loan format.
Preceding Fiscal Year Physical Occupancy       No Roll up to the CSSA loan format.
Sec Preceding FY Financial As of Date          No Roll up to the CSSA loan format.
Second Preceding FY Revenue                    No Roll up to the CSSA loan format.
Second Preceding FY Expenses                   No Roll up to the CSSA loan format.
Second Preceding FY NOI                        No Roll up to the CSSA loan format.
Second Preceding FY Debt Service               No Roll up to the CSSA loan format.
Second Preceding FY DSCR                       No Roll up to the CSSA loan format.
Sec Preceding FY Physical Occupancy            No Roll up to the CSSA loan format.
===================================================================================================================================

               "Setup File" - Should be included on the diskette
                       as part of the offering document.

                                    EXHIBIT N

                   FORM OF COMPARATIVE FINANCIAL STATUS REPORT

                      LB Commercial Mortgage Trust 1998-C1
                      COMPARATIVE FINANCIAL STATUS REPORT
                             as of _______________

================================================================================
      S4         S57     S58                   P7        P8
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Last
                                Property    Scheduled   Paid     Annual
                                 Inspect      Loan      Thru      Debt
Prospectus ID   City    State     Date       Balance    Date     Service
--------------------------------------------------------------------------------
                                 yy/mm
--------------------------------------------------------------------------------
List all loans currently in deal with or without information largest to smallest loan
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
Total:                                      $                    $
--------------------------------------------------------------------------------

================================================================================

Financial Information:

Current Full Year:
Current Full Yr. received with DSC < 1:
Prior Full Year:
Prior Full Yr. received with DSC < 1:

================================================================================

   S72          S69         S70   S65  S66      P65    P64    P59     P61    P63
--------------------------------------------------------------------------------
      Original Underwriting                  2nd Preceding Annual Operating
--------------------------------------------------------------------------------
            Information                                Information
--------------------------------------------------------------------------------
Basis Year                                   as of _______            Normalized
--------------------------------------------------------------------------------
Financial                                    Financial
  Info                                         Info
 as of           %        Total    %   (1)     as of     %   Total     $    (1)
  Date          Occ      Revenue  NOI  DSCR    Date    Occ  Revenue   NOI   DSCR
--------------------------------------------------------------------------------
  yy/mm                                       yy/mm
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                WA       $        $    WA              WA   $         $     WA
--------------------------------------------------------------------------------

================================================================================
       Received                                  Required
--------------------------------------------------------------------------------
 Loans                       Balance              Loans       Balance
   #             %           $      %            #      %   $         %

================================================================================


================================================================================

   P58      P57     P52    P54  P56     P72    P73     P66     P68     P70
--------------------------------------------------------------------------------
   Preceding Annual Operating           Trailing Financial
--------------------------------------------------------------------------------
            Information                       Information
--------------------------------------------------------------------------------
  as of _______            Normalized         Month Reported  Actual
--------------------------------------------------------------------------------
Financial
  Info                                  FS     FS
 as of       %    Total     $   (1)    Start  End     Total     %      (1)
  Date      Occ   Revenue  NOI  DSCR    Date  Date   Revenue   NOI     DSC
--------------------------------------------------------------------------------
yy/mm                                  yy/mm  yy/mm
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             WA   $        $    WA            WA      $        $        WA
--------------------------------------------------------------------------------

================================================================================


 (2)
------------------------
  Net Change
------------------------

------------------------
  Preceding & Basis
------------------------

           %
  %      Total    (1)
 Occ    Revenue   DSC
------------------------

------------------------

------------------------
WA      $         WA
------------------------

========================

(1) DSCR should match to Operating Statement and is normally calculated using NOI / Debt Service.


(2) Net change should compare the latest year to the underwriting year

                                    EXHIBIT O

                            FORM OF REO STATUS REPORT

                      LB Commercial Mortgage Trust 1998-C1
                               REO STATUS REPORT
                              as of ______________


====================================================================================================================================
                                                        S62 or
   S4             S55          S61       S57     S58      S63        P8          P7             P37          P39         P38
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 (a)            (b)          (c)         (d)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Other
                 Short                                                                          Total        Total     Advances
Prospectus     Name (When    Property                    Sq Ft      Paid       Scheduled     P&I Advances   Expenses   (Taxes &
  ID          Appropriate)     Type      City   State   or Units  Thru Date   Loan Balance      To Date     To Date     Escrow)
------------------------------------------------------------------------------------------------------------------------------------


====================================================================================================================================


====================================================================================================================================

                P25      P11      P58    P54     P81       P74                   P75                                      P35
------------------------------------------------------------------------------------------------------------------------------------
(e)=a+b+c+d                              (k)     (j)                (f)=(k/j)     (g)      (h)=(.92*g)-e   (i)=(g/e)
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Value    Appraisal                                  Total
              Current             LTM    LTM                          using      BPO or      Loss using                 Appraisal
    Total     Monthly  Maturity   NOI    NOI/  Cap Rate  Valuation    NOI &    Internal       92% Appr.    Estimated    Reduciton
   Exposure    P&I       Date     Date   DSC    Assign     Date      Cap Rate   Value**      or BPO (f)    Recovery %   Realized
------------------------------------------------------------------------------------------------------------------------------------


====================================================================================================================================



==============================================================

  P77         P82           P79
--------------------------------------------------------------

--------------------------------------------------------------

              REO         Pending
Transfer  Acquisition   Resolution    Comments
  Date       Date          Date
--------------------------------------------------------------



==============================================================


(1) Use the following codes; App. - Appraisal, BPO - Brokers Opinion, Int - Internal Value

                                    EXHIBIT P

                            FORM OF WATCH LIST REPORT

                          LB Commercial Mortgage Trust
                               SERVICER WATCH LIST
                              as of ______________

====================================================================================================================================
     S4                S55                  S61        S57      S58       P7              P8             P11             P54
------------------------------------------------------------------------------------------------------------------------------------
                    Short Name                                         Scheduled
Prospectus ID    (When Appropriate)    Property Type   City    State  Loan Balance   Paid Thru Date  Maturity Date     LTM DSCR


List all loans on watch list and reason sorted in decending balance order.









Total:                                                                    $
====================================================================================================================================

*LTM - Last 12 months either trailing or last annual

                                    EXHIBIT Q

                      FORM OF DELINQUENT LOAN STATUS REPORT

                      LB Commercial Mortgage Trust 1998-C1
                          DELIQUENT LOAN STATUS REPORT
                               as of ___________


====================================================================================================================================
                                                                          S62 or
               S4                      S55         S61     S57     S58      S63     P8      P7        P37       P39       P38
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            (a)       (b)       (c)       (d)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          Other
                                  Short Name                               Sq Ft   Paid  Scheduled  Total P&I   Total    Advances
                                     (When      Property                    or     Thru    Loan      Advances  Expenses  (Taxes &
    Prospectus ID                 Appropriate)    Type     City   State    Units   Date   Balance     To Date   To Date   Escrow)
------------------------------------------------------------------------------------------------------------------------------------
90 + DAYS DELINQUENT
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
60 DAYS DELINQUENT
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
30 DAYS DELINQUENT
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Current & at Special Servicer
------------------------------------------------------------------------------------------------------------------------------------


====================================================================================================================================

           P25        P10       P11     P58    P54   P55     P81                     P74        P75
------------------------------------------------------------------------------------------------------------------------------------
(e)=a+b+c+d                                                           (f)=P38/P81                       (g)= (.92*f)-e   (h)=(g/e)
------------------------------------------------------------------------------------------------------------------------------------
                                                                         Value                Appraisal      Loss
          Current   Current             LTM                 ***Cap       using                BPO or       using 90%
  Total   Monthly   Interest  Maturity  NOI    LTM   LTM     Rate         NOI &    Valuation  Internal     Appr. or      Estimated
Exposure    P&I      Rate       Date    Date   NOI   DSCR   Assigned    Cap Rate     Date      Value**      BPO (f)      Recovery %
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------


===================================================================================================

      P35           P77        P79        P42         P82        P76
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

Total Appraisal                                     Expected
  Reduction      Transfer  Resolution   FCL Start  FCL Sale    Workout
  Realized         Date       Date        Date        Date     Strategy   Comments
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

FCL - Foreclosure
LTM - Latest 12 Months either Last Annual or Trailing 12 months

--------------------------

* Workout Strategy should match the CSSA Loan file using abreviated words in place of a code number such as (FCL - In Foreclosure, MOD - Modification, DPO - Discount Payoff, NS - Note Sale, BK - Bankrupcy, PP - Payment Plan, TBD - To Be Determined etc...) It is possible to combine the status codes if the loan is going in more than one direction. (i.e. FCL/Mod, BK/Mod, BK/FCL/DPO)

**  App - Appraisal, BPO - Broker opinion, Int. - Internal Value

*** How to determine the cap rate is agreed upon by Underwriter and special servicer - to be provided by a third party.

                                    EXHIBIT R


                   FORM OF HISTORICAL LOAN MODIFICATION REPORT

                      LB Commercial Mortgage Trust 1998-C1
                      HISTORICAL LOAN MODIFICATION REPORT
                            as of _________________

====================================================================================================================================
    S4      S57     S58      P49       P48       P7*            P7*          P50*
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                                               Balance       Balance at
                             Mod /            When Sent    the Effective                # Mths
Prospectus                 Extension  Effect  to Special      Date of                  for Rate
    ID      City   State     Flag      Date    Servicer    Rehabilitation   Old Rate    Change
====================================================================================================================================
THIS REPORT IS HISTORICAL
------------------------------------------------------------------------------------------------------------------------------------
Information is as of modification. Each line it should not change in the future. Only new modifications should be added.

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====================================================================================================================================
Total For All Loans:
------------------------------------------------------------------------------------------------------------------------------------
Total For Loans in Current Month:
------------------------------------------------------------------------------------------------------------------------------------
                                      # of Loans           $ Balance
------------------------------------------------------------------------------------------------------------------------------------
Modifications:
------------------------------------------------------------------------------------------------------------------------------------
Maturity Date Extentions:
------------------------------------------------------------------------------------------------------------------------------------
Total:
------------------------------------------------------------------------------------------------------------------------------------


====================================================
P50*   P25*   P25*    P11*       P11*
----------------------------------------------------

----------------------------------------------------
                                          Total #
                                          Mths for
New    Old    New     Old        New      Change
Rate   P&I    P&I   Maturity   Maturity   of Mod
====================================================

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* The information in these columns is from a particular point in time and should not change on this report once assigned.

(1) Actual principal loss taken by bonds

                                    EXHIBIT S

                     FORM OF HISTORICAL LOSS ESTIMATE REPORT

                      LB Commercial Mortgage Trust 1998-C1
        HISTORICAL LOSS ESTIMATE REPORT (RE0-SOLD or DISCOUNTED PAYOFF)
                            as of _________________

====================================================================================================================================
    S4          S55         S61       S57    S58      P45/P7       P75                           P45         P7          P37
------------------------------------------------------------------------------------------------------------------------------------
                                                     (c)=b/a       (a)                  (b)      (d)         (e)         (f)
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Latest
             Short Name                                          Appraisal    Effect            Net Amt                 Total
Prospectus     (When      Property                  % Received   or Brokers   Date of  Sales   Received    Scheduled     P&I
    ID      Appropriate)    Type     City   State   From Sale     Opinion      Sale    Price   from Sale    Balance    Advanced
====================================================================================================================================
THIS REPORT IS HISTORICAL
------------------------------------------------------------------------------------------------------------------------------------
All information is from the liquidation date and does not need to be updated.
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
Total all Loans:
------------------------------------------------------------------------------------------------------------------------------------
Current Month Only:
====================================================================================================================================


====================================================================================================================
P39+P38
--------------------------------------------------------------------------------------------------------------------
  (g)         (h)     (i)=d-(f+g+h)   (k)=i-e                     (m)                    (n)=k+m       (o)=n/e
--------------------------------------------------------------------------------------------------------------------

           Servicing                   Actual                     Minor                   Total         Loss %
 Total       Fees                      Losses       Date Loss    Adj to    Minor Adj    Loss with    of Scheduled
Expenses    Expense   Net Proceeds   Passed thru   Passed thru    Trust   Passed thru   Adjustment      Balance
====================================================================================================================

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====================================================================================================================

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                                    EXHIBIT T

                        FORM OF NOI ADJUSTMENT WORKSHEET

                      LB Commercial Mortgage Trust 1998-C1
                  Form of NOI ADJUSTMENT WORKSHEET for "year"
                              as of _____________

 PROPERTY OVERVIEW
      LB Control Number
      Current Balance/Paid to Date
      Property Name
      Property Type
      Property Address, City, State
      Net Rentable Square Feet
      Year Built/Year Renovated
      Year of Operations           Borrower    Adjustment       Normalized
      Occupancy Rate *
      Average Rental Rate
                                *Occupancy rates are year end or the ending
                                 date of the financial statement for the period.
  INCOME:
      Number of Mos.Annualized      "Year"
      Period Ended                 Borrower    Adjustment       Normalized
      Statement Classification      Actual
      Rental Income (Category 1)
      Rental Income (Category 2)
      Rental Income (Category 3)
      Pass Throughs/Escalations
      Other Income
   Effective Gross Income           $0.00        $0.00            $0.00
                                    Normalized - Full year financial statements that have been reviewed by the Servicer.

  OPERATING EXPENSES:
      Real Estate Taxes
      Property Insurance
      Utilities
      General & Administration
      Repairs and Maintenance
      Management Fees
      Payroll & Benefits Expense
      Advertising & Marketing
      Professional Fees
      Other Expenses
      Ground Rent
   Total Operating Expenses         $0.00        $0.00            $0.00
   Operating Expense Ratio
   Net Operating Income             $0.00        $0.00            $0.00
      Leasing Commissions
      Tenant Improvements
      Replacement Reserve
   Total Capital Items              $0.00        $0.00            $0.00
   N.O.I. After Capital Items       $0.00        $0.00            $0.00
Debt Service (per Servicer)         $0.00        $0.00            $0.00
Cash Flow after debt service        $0.00        $0.00            $0.00
(1)DSCR: (NOI/Debt Service)
DSCR: (after reserves\Cap exp.)
   Source of Financial Data:
                                    (ie. operating statements, financial
                                    statements, tax return, other)

Notes and  Assumptions:
--------------------------------------------------------------------------------

This report should be completed by the Servicer for any "Normalization" of the Borrower's numbers.

The "Normalized" column is used in the Operating Statement Analysis Report.

This report may vary depending on the property type and because of the way information may vary in each borrower's statement.

Income: Comments

Expense: Comments

Capital Items: Comments

(1) Used in the Comparative Financial Status Report

                                    EXHIBIT U

                      FORM OF OPERATING STATEMENT ANALYSIS

                      LB Commercial Mortgage Trust 1998-C1
                      OPERATING STATEMENT ANALYSIS REPORT
                              as of _____________



 PROPERTY OVERVIEW
      LB Control Number
      Current Balance/Paid to Date
      Property Name
      Property Type
      Property Address, City, State
      Net Rentable Square Feet
      Year Built/Year Renovated
      Year of Operations                   Underwriting    1994          1995          1996       Trailing
      Occupancy Rate *
      Average Rental Rate

                                        * Occupancy rates are year end or the ending date of the financial statement for the period.

  INCOME:                                                                                        No. of Mos.
                                                                                               -------------
      Number of Mos.                                                  Prior Year   Current Yr.
      Period Ended                        Underwriting     1994          1995          1996    97 Trailing**   1996-Base   1996-1995
      Statement Classification              Base Line   Normalized    Normalized    Normalized  as of / /97     Variance    Variance
      Rental Income (Category 1)
      Rental Income (Category 2)
      Rental Income (Category 3)
      Pass Through/Escalations
      Other Income
   Effective Gross Income                     $0.00        $0.00        $0.00         $0.00        $0.00             %           %

                                  Normalized - Full year Financial statements that have been reviewed by the underwriter or Servicer
                                  ** Servicer will not be expected to "Normalize" these YTD numbers.

  OPERATING EXPENSES:
      Real Estate Taxes
      Property Insurance
      Utilities
      General & Administration
      Repairs and Maintenance
      Management Fees
      Payroll & Benefits Expense
      Advertising & Marketing
      Professional Fees
      Other Expenses
      Ground Rent
   Total Operating Expenses                   $0.00        $0.00        $0.00         $0.00        $0.00             %           %
   Operating Expense Ratio
   Net Operating Income                       $0.00        $0.00        $0.00         $0.00        $0.00
      Leasing Commissions
      Tenant Improvements
      Replacement Reserve
   Total Capital Items                        $0.00        $0.00        $0.00         $0.00        $0.00                       $0.00
   N.O.I. After Capital Items                 $0.00        $0.00        $0.00         $0.00        $0.00
Debt Service (per Servicer)                   $0.00        $0.00        $0.00         $0.00        $0.00
Cash Flow after debt service                  $0.00        $0.00        $0.00         $0.00        $0.00
(1) DSCR: (NOI/Debt Service)
DSCR: (after reserves\Cap exp.)
   Source of Financial Data:
                                              (ie. operating statements, financial statements, tax returns, other)

Notes and  Assumptions:
================================================================================

The years shown above will roll always showing a three year history. 1996 is the current year financials; 1995 is the prior year financials.

This report may vary depending on the property type and because of the way information may vary in each borrowers statement.

Rental Income needs to be broken down, differently whenever possible for each property type as follows: Retail: 1) Base Rent 2)Percentage rents on cashflow

Hotel: 1)Room Revenue 2)Food/Beverage Nursing Home: 1)Private 2) Medicaid 3) Medicare

Income: Comment

Expense: Comment

Capital Items: Comment

(1) Used in the Comparative Financial Status Report

                                    EXHIBIT V

                     FORM OF LOAN PAYOFF NOTIFICATION REPORT